UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2016

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Adviser Commentary (Unaudited)

To Our Shareholders—May 12, 2016

On the following pages, you will find the 2016 Semi-Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”; and individually, a “Portfolio”). The Semi-Annual Report covers the six-month period ended March 31, 2016, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets have been volatile for the last six months. After recovering in the fourth quarter from a third-quarter drop, markets plunged in January and then promptly rebounded to deliver positive returns for the first quarter. The downdraft reflected fears that a decline in oil prices indicated falling demand from a slowing global economy, including slower-than-expected growth in China. Expectations of a rationalization of oil supplies and continued central bank support contributed to the rebound. For the six-month period as a whole, returns were strongly positive for the international developed markets, and slightly negative for the emerging markets.

While volatility levels have fallen, our proprietary volatility forecast remains closer to average, and we continue to believe that elevated bouts of volatility could recur. As a result, our Dynamic Asset Allocation team has modestly pared its stock underweight while overweighting high-quality bonds. Within equities, we are overweighting the US and emerging markets and underweighting non-US developed markets. As always, we’re monitoring our tactical positioning continuously.

Both taxable and municipal bonds generally produced positive returns for the six-month period, as the Federal Reserve increased rates in December, but subsequently left interest rates unchanged and reduced the number of expected official rate hikes for 2016 from four to two at their meeting in March. We expect to see a rate increase by midyear and again after the election.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Seth J. Masters

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objectives and Strategy

The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible

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2016 Semi-Annual Report	1

Portfolio Adviser Commentary (continued)

securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser diversifies the investment portfolio between growth and value equity investment styles. The Adviser selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the Morgan Stanley Capital International (“MSCI”) EAFE Index.

(Portfolio Adviser Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Adviser Commentary (continued)

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes and, in the case of the Short Duration California Municipal Portfolio, California state taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities (and in the case of the Short Duration New York Municipal and Short Duration California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Municipal Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the Short Duration New York and Short Duration California Portfolios, New York Municipal investors and California Municipal investors, respectively). The Short Duration Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Municipal Portfolio, New York state and local taxes and, in the case of the California Municipal Portfolio, California state taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the New York Municipal and California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York Municipal and California Municipal Portfolios, New York Municipal investors and California Municipal investors, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

(Portfolio Adviser Commentary continued on next page)

2016 Semi-Annual Report	3

Portfolio Adviser Commentary (continued)

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

At a meeting held on January 27, 2016, the Board approved the liquidation and termination of U.S. Government Short Duration Portfolio and the Portfolio made a liquidating distribution to shareholders on May 3, 2016.

The Portfolio seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“S&P”), F-1 by Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Service, Inc. (“Moody’s”) or the comparable long-term ratings (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment Adviser, to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others.

(Portfolio Adviser Commentary continued on next page)

4	Sanford C. Bernstein Fund, Inc.

Portfolio Adviser Commentary (continued)

The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2016 Semi-Annual Report	5

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch® (“BofA ML”) 1–3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as one of the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Disclosures and Risks continued on next page

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Advisor may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Advisor may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Advisor and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Bernstein International, Bernstein Tax-Managed International, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Disclosures and Risks continued on next page

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Disclosures and Risks (continued)

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, and Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Disclosures and Risks continued on next page

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. Puerto Rico announced recently that the Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, would default on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Disclosures and Risks continued on next page

2016 Semi-Annual Report	9

Disclosures and Risks (continued)

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal and Bernstein California Municipal Portfolios:

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified”. This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Bernstein U.S. Government Short Duration Portfolio:

No Government Guarantee: An investment in the Portfolio is not insured by the U.S. Government.

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Bernstein Intermediate Duration Portfolio:

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown on page 11 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Adviser. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2016	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	3.51%	-2.59%	0.91%	-1.36%	2.65%	4/30/1999
Tax-Managed International	3.62%	-2.52%	1.06%	-1.37%	5.33%	6/22/1992
Return after taxes on Distributions*	3.36%	-2.77%	0.81%	-1.83%	4.43%
Return after taxes on Distributions and sale of shares*	2.46%	-1.04%	1.01%	-0.44%	4.53%
MSCI EAFE Index	1.56%	-8.27%	2.29%	1.80%
Lipper International Multi-Cap Growth Funds Average	2.71%	-5.74%	2.20%	2.30%

Emerging Markets†	5.43%	-12.68%	-4.67%	1.43%	6.20%	12/15/1995
MSCI Emerging Markets Index	6.41%	-12.03%	-4.13%	3.02%
Lipper Emerging Markets Funds Average	6.64%	-10.59%	-3.33%	2.58%

Short Duration New York Municipal	0.21%	0.27%	0.72%	1.66%	2.48%	10/3/1994
Short Duration California Municipal	-0.08%	-0.15%	0.40%	1.52%	2.37%	10/3/1994
Short Duration Diversified Municipal	0.31%	0.45%	0.75%	1.74%	2.62%	10/3/1994
Barclays 1-Year Municipal Bond Index	0.28%	0.71%	0.84%	2.10%
Lipper Short-Term Municipal Debt Funds Average	0.45%	0.59%	1.07%	1.68%

Diversified Municipal	2.13%	2.57%	3.13%	3.56%	4.70%	1/9/1989
California Municipal	2.13%	2.61%	3.14%	3.49%	4.48%	8/6/1990
New York Municipal	2.28%	2.87%	3.05%	3.50%	4.71%	1/9/1989
Barclays 5-Year GO Municipal Bond Index	1.70%	2.77%	3.09%	4.09%
Lipper Short- & Intermediate-Term Blended Municipal Debt Funds Average	1.88%	2.06%	2.93%	3.06%

U.S. Government Short Duration	-0.17%	-0.24%	0.20%	1.79%	4.02%	1/3/1989
Short Duration Plus	0.29%	0.41%	0.58%	1.65%	4.16%	12/12/1988
BofA ML 1-3 Year U.S. Treasury Index	0.46%	0.92%	0.87%	2.48%
Lipper Short-Term Investment Grade Debt Funds Average	0.49%	0.39%	1.29%	1.99%
Lipper Short-Term U.S. Government Debt Funds Average	0.25%	0.33%	0.60%	2.12%

Intermediate Duration	2.45%	1.59%	3.72%	5.06%	6.24%	1/17/1989
Barclays U.S. Aggregate Bond Index	2.44%	1.96%	3.78%	4.90%
Lipper Core Bond Funds Average	2.07%	0.93%	3.55%	4.40%

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.21% for International Portfolio; 1.16% for Tax-Managed International Portfolio; 1.49% for Emerging Markets Portfolio; 0.70% for Short Duration New York Municipal Portfolio; 0.83% for Short Duration California Municipal Portfolio; 0.63% for Short Duration Diversified Municipal Portfolio; 0.61% for New York Municipal Portfolio; 0.63% for California Municipal Portfolio; 0.55% for Diversified Municipal Portfolio; 0.84% for U.S. Government Short Duration Portfolio; 0.64% for Short Duration Plus Portfolio; and 0.59% for Intermediate Duration Portfolio. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20% for International Portfolio. These waivers/reimbursements may not be terminated before January 15, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

†	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 6–10.

(Historical Performance continued on next page)

2016 Semi-Annual Report	11

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10–year period ended March 31, 2016.

See Disclosures, Risks and Note about Historical Performance on pages 6–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10–year period ended March 31, 2016.

See Disclosures, Risks and Note about Historical Performance on pages 6–10.

2016 Semi-Annual Report	13

Expense Example—March 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption; these fees were eliminated as of February 2, 2015) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,035.10	$5.90	1.16%
Hypothetical**	$1,000	$1,019.20	$5.86	1.16%

Tax-Managed International Class Shares
Actual	$1,000	$1,036.20	$5.65	1.11%
Hypothetical**	$1,000	$1,019.45	$5.60	1.11%

Emerging Markets Class Shares
Actual	$1,000	$1,054.30	$7.60	1.48%
Hypothetical**	$1,000	$1,017.60	$7.47	1.48%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,002.10	$3.65	0.73%
Hypothetical**	$1,000	$1,021.35	$3.69	0.73%

Short Duration California Municipal Class Shares
Actual	$1,000	$999.20	$4.55	0.91%
Hypothetical**	$1,000	$1,020.45	$4.60	0.91%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,003.10	$3.20	0.64%
Hypothetical**	$1,000	$1,021.80	$3.23	0.64%

New York Municipal Class Shares
Actual	$1,000	$1,022.80	$3.08	0.61%
Hypothetical**	$1,000	$1,021.95	$3.08	0.61%

California Municipal Class Shares
Actual	$1,000	$1,021.30	$3.18	0.63%
Hypothetical**	$1,000	$1,021.85	$3.18	0.63%

Diversified Municipal Class Shares
Actual	$1,000	$1,021.30	$2.78	0.55%
Hypothetical**	$1,000	$1,022.25	$2.78	0.55%

U.S. Government Short Duration Class Shares
Actual	$1,000	$998.30	$4.50	0.90%
Hypothetical**	$1,000	$1,020.50	$4.55	0.90%

Short Duration Plus Class Shares
Actual	$1,000	$1,002.90	$3.20	0.64%
Hypothetical**	$1,000	$1,021.80	$3.23	0.64%

Intermediate Duration Class Shares
Actual	$1,000	$1,024.50	$2.99	0.59%
Hypothetical**	$1,000	$1,022.05	$2.98	0.59%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2016 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	21.3%
	Consumer Discretionary	17.6
	Industrials	14.0
	Information Technology	11.9
	Health Care	9.5
	Consumer Staples	8.0
	Telecommunication Services	7.3
	Energy	5.0
	Materials	3.4
	Utilities	2.0

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	21.2%
	Consumer Discretionary	17.8
	Industrials	13.8
	Information Technology	12.3
	Health Care	9.3
	Consumer Staples	8.0
	Telecommunication Services	7.1
	Energy	5.0
	Materials	3.4
	Utilities	2.1

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	25.9%
	Information Technology	20.9
	Consumer Discretionary	15.6
	Consumer Staples	13.0
	Materials	5.4
	Energy	4.8
	Industrials	4.8
	Health Care	4.1
	Telecommunication Services	3.1
	Utilities	2.4

*	All data are as of March 31, 2016. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the Tax-Managed International and International Portfolios).

(a)	“Other” represents 2.7% in MSCI EM Index countries and 7.9% in MSCI EAFE Index countries.

(b)	“Other” represents 2.7% in MSCI EM Index countries and 7.7% in MSCI EAFE Index countries.

(c)	“Other” represents 3.3% in MSCI EM Index countries, 1.4% in MSCI EAFE Index countries and 1.1% in other emerging market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2016 Semi-Annual Report	15

Portfolio Summary—March 31, 2016 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2016. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 2.9% in 12 different states.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2016 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2016. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 0.2% in 3 different states and Guam.

***	“Other” represents less than 1.8% in 24 different states, District of Columbia and Puerto Rico.

2016 Semi-Annual Report	17

Portfolio Summary—March 31, 2016 (Unaudited) (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2016. The Portfolio’s security type breakdown is expressed as a percentage of each Portfolio’s total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

**	“Other” represents less than 0.2% in Common Stocks, Emerging Markets—Corporate Bonds and Governments—Sovereign Bonds.

18	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2016 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities, at value	$1,536,711,449	$3,548,507,649	$1,234,213,433
Foreign currencies, at value (a)	7,219,802	28,827,187	7,986,930
Cash collateral due from broker	679,470	1,388,050	0
Receivables:
Dividends and interest	6,087,018	14,722,986	3,576,973
Foreign withholding tax reclaims	2,985,022	8,186,954	156,988
Investment securities sold and foreign currency transactions	14,485,175	2,650,185	24,527,987
Capital shares sold	476,393	2,577,489	537,054
Unrealized appreciation of forward currency exchange contracts	6,101,758	43,315,054	0

Total assets	1,574,746,087	3,650,175,554	1,270,999,365

LIABILITIES
Due to custodian	12,852,045	0	0
Payables:
Investment securities purchased and foreign currency transactions	7,940,783	1,715	15,468,972
Capital shares redeemed	1,049,804	5,245,565	2,088,801
Management fee	1,092,792	2,478,976	1,160,526
Shareholder servicing fee	289,591	688,406	234,381
Margin owed to broker on exchange-traded derivatives	80,400	180,834	0
Transfer Agent fee	19,664	29,212	32,543
Distribution fee	2,426	655	0
Accrued expenses	195,778	342,671	515,698
Unrealized depreciation of forward currency exchange contracts	6,299,408	26,317,650	0

Total liabilities	29,822,691	35,285,684	19,500,921

NET ASSETS (b)	$1,544,923,396	$3,614,889,870	$1,251,498,444

Cost of investments	$1,504,753,495	$3,417,373,671	$1,279,115,725

NET ASSETS CONSIST OF:
Capital stock, at par	$103,289	$240,273	$53,459
Additional paid-in capital	2,543,143,189	5,490,212,276	1,393,431,999
Undistributed net investment income/(distributions in excess of net investment income)	6,989,952	19,974,126	(2,224,980)
Accumulated net realized loss on investment and foreign currency transactions	(1,037,159,285)	(2,043,875,863)	(94,892,796)
Net unrealized appreciation/depreciation of:
Investments transactions (c)	31,957,954	131,133,978	(45,000,210)
Foreign currency denominated assets and liabilities	(111,703)	17,205,080	130,972

	$1,544,923,396	$3,614,889,870	$1,251,498,444

(a) Cost: $7,115,394, $28,365,956 and $7,933,271, respectively. (Note 1)

(b) See page 20 for share class information on net asset value, offering price, and redemption price per share of the International, Tax-Managed International and Emerging Markets Portfolios.

(c) Net of accrued foreign capital gains taxes of $0, $0 and $97,918, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2016 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2016 (Unaudited) (continued)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class Shares
Net Assets	$1,386,026,945
Shares of capital stock outstanding	92,527,414

Net asset value, offering and redemption price per share	$14.98

Tax-Managed International Class Shares
Net Assets		$3,290,690,128
Shares of capital stock outstanding		218,457,218

Net asset value, offering and redemption price per share		$15.06

Emerging Markets Class Shares
Net Assets			$1,142,054,202
Shares of capital stock outstanding			48,787,557

Net asset value, offering and redemption price per share			$23.41

Class A Shares
Net Assets	$4,080,474	$1,501,960
Shares of capital stock outstanding	276,496	101,151

Net asset value and redemption price per share	$14.76	$14.85
Sales charge—4.25% of public offering price	0.66	0.66

Maximum offering price	$15.42	$15.51

Class B Shares
Net Assets	$30,881	$4,393
Shares of capital stock outstanding	2,060	292.40

Net asset value and offering price per share	$14.99	$15.02

Class C Shares
Net Assets	$1,855,508	$337,566
Shares of capital stock outstanding	125,446	22,679

Net asset value and offering price per share	$14.79	$14.88

Class Z Shares
Net Assets	$152,929,588	$322,355,823	$109,444,242
Shares of capital stock outstanding	10,357,615	21,691,645	4,671,857

Net asset value and offering price per share	$14.76	$14.86	$23.43

20	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$53,294,488	$19,112,987	$158,504,062
Receivables:
Interest	664,495	252,917	1,782,477
Investment securities sold	0	255,876	0
Capital shares sold	0	17,559	373,420
Terminated interest rate swaps	1,558	445	4,007
Unrealized appreciation of inflation swaps	19,711	6,205	53,895

Total assets	53,980,252	19,645,989	160,717,861

LIABILITIES
Payables:
Dividends to shareholders	5,694	56	24,739
Investment securities purchased	0	1,026,213	0
Capital shares redeemed	39,893	26,142	695,386
Management fee	21,185	6,048	61,713
Shareholder servicing fee	4,708	1,602	13,715
Custody fee payable	9,436	0	0
Transfer Agent fee	1,563	1,320	1,318
Accrued expenses	6,311	10,426	20,479
Unrealized depreciation of interest rate swaps	13,034	5,933	0

Total liabilities	101,824	1,077,740	817,350

NET ASSETS	$53,878,428	$18,568,249	$159,900,511

Cost of investments	$53,900,564	$19,535,130	$158,986,949

SHARES OF CAPITAL STOCK OUTSTANDING	4,322,740	1,495,193	12,690,669

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.46	$12.42	$12.60

NET ASSETS CONSIST OF:
Capital stock, at par	$4,323	$1,495	$12,691
Additional paid-in capital	54,815,051	19,271,525	160,532,559
Undistributed net investment income/(distributions in excess of net investment income)	(2,522)	(23,943)	7,747
Accumulated net realized loss on investment transactions	(339,025)	(258,957)	(223,494)
Net unrealized depreciation of investments, inflation rate swaps and interest rate swaps	(599,399)	(421,871)	(428,992)

	$53,878,428	$18,568,249	$159,900,511

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2016 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2016 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$1,728,039,367	$1,226,304,599	$6,755,745,961
Cash	0	0	294,915
Cash collateral due from broker	0	0	3,295,931
Receivables:
Interest	20,626,756	15,281,973	75,963,665
Investment securities sold	5,000	481,086	51,321,256
Capital shares sold	3,711,910	1,401,034	10,194,702
Margin due from broker on exchange-traded derivatives	0	0	125,788
Terminated interest rate swaps	37,627	25,607	144,693
Unrealized appreciation of interest rate swaps	104,162	191,412	1,059,433
Unrealized appreciation of inflation swaps	644,410	437,496	2,491,621

Total assets	1,753,169,232	1,244,123,207	6,900,637,965

LIABILITIES
Cash collateral due to broker	0	0	1,350,000
Payables:
Dividends to shareholders	1,133,557	743,978	4,430,799
Investment securities purchased	7,058,867	43,734,852	160,281,812
Capital shares redeemed	1,663,487	4,591,902	6,568,722
Management fee	702,972	495,500	2,360,946
Shareholder servicing fee	126,795	91,130	423,886
Distribution fee	87,015	37,634	195,449
Transfer Agent fee	4,494	3,049	35,387
Accrued expenses	111,142	95,487	645,315
Unrealized depreciation of interest rate swaps	483,344	273,235	1,250,871

Total liabilities	11,371,673	50,066,767	177,543,187

NET ASSETS (a)	$1,741,797,559	$1,194,056,440	$6,723,094,778

Cost of investments	$1,649,342,154	$1,170,094,432	$6,465,841,885

NET ASSETS CONSIST OF:
Capital stock, at par	$122,141	$82,098	$459,478
Additional paid-in capital	1,677,733,604	1,153,979,951	6,464,891,853
Undistributed net investment income/(distributions in excess of net investment income)	114,504	(80,226)	(143,042)
Accumulated net realized loss on investment transactions	(15,135,131)	(16,491,223)	(34,979,292)
Net unrealized appreciation of investments, credit default swaps, inflation swaps and interest rate swaps	78,962,441	56,565,840	292,865,781

	$1,741,797,559	$1,194,056,440	$6,723,094,778

(a) See page 23 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,504,786,419	$1,080,995,938	$5,045,459,094
Shares of capital stock outstanding	105,516,877	74,324,683	344,795,090

Net asset value and offering price per share	$14.26	$14.54	$14.63

Class A Shares
Net Assets	$178,626,827	$91,350,293	$470,499,266
Shares of capital stock outstanding	12,529,410	6,280,787	32,129,417

Net asset value and redemption price per share	$14.26	$14.54	$14.64
Sales charge—3.00% of public offering price	0.44	0.45	0.45

Maximum offering price	$14.70	$14.99	$15.09

Class B Shares
Net Assets	$17,736	$1,558	$88,920
Shares of capital stock outstanding	1,245	107.14	6,073

Net asset value and offering price per share	$14.25	$14.54	$14.64

Class C Shares
Net Assets	$58,366,577	$21,708,651	$114,091,705
Shares of capital stock outstanding	4,093,443	1,492,744	7,793,943

Net asset value and offering price per share	$14.26	$14.54	$14.64

Advisor Class Shares
Net Assets			$1,092,955,793
Shares of capital stock outstanding			74,753,779

Net asset value and offering price per share			$14.62

2016 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2016 (Unaudited) (continued)

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value	$21,558,649	$347,015,752	$3,365,058,889
Foreign currencies, at value (a)	0	16,793,283	22,639,645
Cash	67,082	2,373,437	169,283,228
Cash collateral due from broker	20,570	372,873	14,454,371
Receivables:
Dividends and interest	40,511	841,743	18,129,817
Investment securities sold and foreign currency transactions	0	25,274,584	40,684,909
Capital shares sold	0	144,895	2,330,875
Margin due from broker on exchange-traded derivatives	0	35,296	1,632,112
Upfront premium paid on credit default swaps	0	0	150,240
Unrealized appreciation of credit default swaps	0	0	1,956,434
Unrealized appreciation of forward currency exchange contracts	0	0	3,350,182

Total assets	21,686,812	392,851,863	3,639,670,702

LIABILITIES
Reverse repurchase agreements	0	0	7,160,170
Payables:
Dividends to shareholders	390	50,141	2,940,574
Investment securities purchased	0	24,859,251	244,282,879
Capital shares redeemed	7,170	430,767	3,667,877
Management fee	5,932	134,956	1,303,209
Shareholder servicing fee	1,977	27,791	283,453
Margin owed to broker on exchange-traded derivatives	4,438	0	193,177
Distribution fee	0	17,908	0
Transfer Agent fee	1,524	5,187	8,708
Custody fee payable	10,583	0	0
Liquidation fees	6,700	0	0
Accrued expenses	2,830	43,048	310,667
Unrealized depreciation of interest rate swaps	0	0	175,356
Unrealized depreciation of forward currency exchange contracts	0	2,804	6,451,003
Upfront premium received on credit default swaps	0	0	561,040

Total liabilities	41,544	25,571,853	267,338,113

NET ASSETS (b)	$21,645,268	$367,280,010	$3,372,332,589

Cost of investments	$21,460,411	$347,280,511	$3,320,107,595

SHARES OF CAPITAL STOCK OUTSTANDING	1,736,312		253,247,087

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.47		$13.32

NET ASSETS CONSIST OF:
Capital stock, at par	$1,736	$31,323	$253,247
Additional paid-in capital	22,282,616	387,586,154	3,311,027,902
Distributions in excess of net investment income	(37,404)	(436,581)	(1,679,085)
Accumulated net realized gain (loss) on investment transactions	(698,876)	(19,677,781)	21,824,871
Net unrealized appreciation/depreciation of:
Investments, futures, credit default swaps and interest rate swap transactions	97,196	(272,364)	43,900,083
Foreign currency denominated assets and liabilities	0	49,259	(2,994,429)

	$21,645,268	$367,280,010	$3,372,332,589

(a) Cost: $0, $16,741,220 and $22,566,185, respectively. (Note 1)

(b) See page 25 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$327,414,595
Shares of capital stock outstanding	27,923,658

Net asset value and offering price per share	$11.73

Class A Shares
Net Assets	$26,456,130
Shares of capital stock outstanding	2,254,365

Net asset value and redemption price per share	$11.74
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.26

Class B Shares
Net Assets	$219,880
Shares of capital stock outstanding	18,776

Net asset value and offering price per share	$11.71

Class C Shares
Net Assets	$13,189,405
Shares of capital stock outstanding	1,126,540

Net asset value and offering price per share	$11.71

2016 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2016 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$4,714	$19,718	$3,374
Dividends (a)	17,229,303	41,139,685	6,707,945

Total income	17,234,017	41,159,403	6,711,319

Expenses:
Management fee (see Note 2A)	6,826,476	15,864,066	6,637,689
Shareholder servicing fee (see Note 2B)	1,852,261	4,473,897	1,405,299
Custodian fee	171,840	292,209	237,840
Transfer Agent fee—Non-Retail Class	63,941	86,908	133,215
Transfer Agent fee—Class A	6,577	1,529	0
Transfer Agent fee—Class B	86	12	0
Transfer Agent fee—Class C	3,013	453	0
Transfer Agent fee—Class Z	3,011	6,346	2,104
Distribution fees—Class A	5,207	1,847	0
Distribution fees—Class B	214	24	0
Distribution fees—Class C	9,323	2,139	0
Registration fees	85,592	71,549	36,702
Directors’ fees and expenses	44,589	105,936	35,991
Printing fees	31,417	23,191	29,967
Auditing and tax fees	28,093	62,238	17,721
Legal fees	21,848	52,928	18,044
Miscellaneous	56,005	109,596	43,347

Total expenses	9,209,493	21,154,868	8,597,919
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(409,287)	(922,791)	(168,505)

Net expenses	8,800,206	20,232,077	8,429,414

Net investment income (loss)	8,433,811	20,927,326	(1,718,095)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	(19,148,360)	(33,089,769)	(79,317,621)
Futures	1,630,352	(421,987)	0
Swaps	0	0	0
Foreign currency transactions	15,056,133	26,409,651	23,591

Net realized loss on investment and foreign currency transactions	(2,461,875)	(7,102,105)	(79,294,030)

Net change in unrealized appreciation/depreciation of:
Investments (c)	50,420,219	105,308,167	149,231,664
Futures	929,941	2,680,729	0
Swaps	0	0	0
Foreign currency denominated assets and liabilities	(3,004,567)	5,194,318	285,038

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	48,345,593	113,183,214	149,516,702

Net realized and unrealized gain (loss) on investment and foreign currency transactions	45,883,718	106,081,109	70,222,672

Net increase (decrease) in net assets resulting from operations	$54,317,529	$127,008,435	$68,504,577

(a) Net of foreign withholding taxes of $1,482,786, $3,527,128 and $982,827 for the International, Tax-Managed International, and Emerging Markets Portfolios, respectively.

(b) Net of foreign capital gains taxes of $0, $0 and $20,587 for the International, Tax-Managed International and Emerging Markets Portfolios, respectively.

(c) Net of decrease in accrued foreign capital gains taxes of $0, $0 and $182,197 for the International, Tax-Managed International and Emerging Markets Portfolios, respectively.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$346,098	$102,210	$965,959
0	0	0

346,098	102,210	965,959

132,987	48,632	396,031
29,553	10,807	88,007
29,034	25,932	37,144
9,367	9,120	9,935
0	0	0
0	0	0
0	0	0
0	0	0
3,888	2,288	13,573
1,682	670	5,305
1,427	1,125	2,094
2,697	534	3,093
928	385	2,804
4,310	3,285	8,718

215,873	102,778	566,704

0	(4,476)	0

215,873	98,302	566,704

130,225	3,908	399,255

(109,011)	(254,215)	(223,893)
0	0	0
(12,774)	(4,205)	4,007
0	0	0

(121,785)	(258,420)	(219,886)

146,157	237,097	298,772
0	0	0
11,039	1,726	66,982
0	0	0

157,196	238,823	365,754

35,411	(19,597)	145,868

$165,636	$(15,689)	$545,123

2016 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2016 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$24,815,391	$16,340,272	$85,534,412
Dividends	0	0	0

Total income	24,815,391	16,340,272	85,534,412

Expenses:
Management fee (see Note 2A)	4,107,020	2,879,725	13,834,951
Shareholder servicing fee (see Note 2B)	737,073	528,148	2,470,427
Custodian fee	110,484	101,819	174,995
Transfer Agent fee—Non-Retail Class	18,628	12,276	56,190
Transfer Agent fee—Class A	31,842	14,472	605,761
Transfer Agent fee—Class B	18	3	156
Transfer Agent fee—Class C	11,245	3,518	150,495
Transfer Agent fee—Advisor Class	0	0	134,156
Distribution fees—Class A	226,997	113,482	586,667
Distribution fees—Class B	110	9	445
Distribution fees—Class C	292,329	108,418	578,958
Directors’ fees and expenses	46,965	31,812	180,978
Auditing and tax fees	30,267	21,835	105,779
Printing fees	23,408	11,347	111,896
Legal fees	19,310	13,764	66,694
Registration fees	16,630	8,536	129,313
Miscellaneous	41,796	28,863	142,796

Total expenses	5,714,122	3,878,027	19,330,657
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	0	0

Net expenses	5,714,122	3,878,027	19,330,657

Net investment income	19,101,269	12,462,245	66,203,755

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(2,296,422)	1,146,164	(4,175,189)
Futures	0	0	0
Options written	0	0	0
Swaps	(102,980)	(26,151)	(95,084)
Foreign currency transactions	0	0	0

Net realized gain (loss) on investment transactions	(2,399,402)	1,120,013	(4,270,273)

Net change in unrealized appreciation/depreciation of:
Investments	21,037,535	9,852,959	73,527,111
Futures	0	0	0
Swaps	388,124	439,309	3,434,286
Foreign currency denominated assets and liabilities	0	0	0

Net change in unrealized appreciation/depreciation of investments	21,425,659	10,292,268	76,961,397

Net realized and unrealized gain (loss) on investment transactions	19,026,257	11,412,281	72,691,124

Net increase (decrease) in net assets resulting from operations	$38,127,526	$23,874,526	$138,894,879

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$149,812	$1,992,768	$54,357,778
0	0	589,912

149,812	1,992,768	54,947,690

72,896	705,674	7,751,980
16,199	130,655	1,687,995
31,358	68,286	149,471
9,116	10,160	78,166
0	21,887	0
0	284	0
0	8,079	0
0	0	0
0	40,556	0
0	1,327	0
0	66,860	0
1,065	8,600	96,137
700	9,836	54,485
1,100	22,476	23,748
493	3,640	48,186
7,850	30,999	7,007
10,018	11,682	99,294

150,795	1,141,001	9,996,469
(4,720)	(38,144)	0

146,075	1,102,857	9,996,469

3,737	889,911	44,951,221

9,150	(340,824)	13,414,774
(65,441)	156,512	9,111,073
0	0	231,813
0	0	3,018,663
0	292,785	5,702,024

(56,291)	108,473	31,478,347

(53,808)	(185,536)	7,784,056
2,751	(52,683)	3,873,296
0	0	(3,256,337)
0	(227,170)	(4,869,692)

(51,057)	(465,389)	3,531,323

(107,348)	(356,916)	35,009,670

$(103,611)	$532,995	$79,960,891

2016 Semi-Annual Report	29

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$8,433,811	$19,057,393	$20,927,326	$48,447,995
Net realized gain (loss) on investment and foreign currency transactions	(2,461,875)	28,233,153	(7,102,105)	42,336,639
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	48,345,593	(128,548,197)	113,183,214	(292,417,547)

Net increase (decrease) in net assets resulting from operations	54,317,529	(81,257,651)	127,008,435	(201,632,913)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(21,802,390)	(33,403,765)	(55,480,983)	(80,122,932)
Distributions from net realized gain on investment transactions	0	0	0	0

Total dividends and distributions to shareholders	(21,802,390)	(33,403,765)	(55,480,983)	(80,122,932)

Capital-share transactions:
Net proceeds from sales of shares	330,212,498	423,608,238	621,788,713	682,659,058
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	19,247,204	27,833,808	43,529,905	57,663,784

Total proceeds from shares sold	349,459,702	451,442,046	665,318,618	740,322,842
Cost of shares redeemed	(297,697,018)	(412,106,445)	(689,626,139)	(646,018,214)

Net increase (decrease) in net assets from capital-share transactions	51,762,684	39,335,601	(24,307,521)	94,304,628

Net increase (decrease) in net assets	84,277,823	(75,325,815)	47,219,931	(187,451,217)

NET ASSETS:
Beginning of period	1,460,645,573	1,535,971,388	3,567,669,939	3,755,121,156

End of period (b)	$1,544,923,396	$1,460,645,573	$3,614,889,870	$3,567,669,939

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$6,989,952	$20,358,531	$19,974,126	$54,527,783

(a) See page 35 for share class information on dividend distributions of the International, Tax-Managed International and Emerging Markets Portfolios.

* Includes effect of portfolio transaction fee in the amount of $1,118,612 for the year ended September 30, 2015.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15

$(1,718,095)	$10,686,399	$130,225	$209,554	$3,908	$13,303
(79,294,030)	17,296,181	(121,785)	59,043	(258,420)	52,576
149,516,702	(254,464,110)	157,196	(313,852)	238,823	(119,858)

68,504,577	(226,481,530)	165,636	(45,255)	(15,689)	(53,979)

(7,734,277)	(16,620,733)	(124,588)	(209,469)	(3,608)	(13,303)
(20,161,372)	(27,602,865)	0	0	(50,539)	(67,278)

(27,895,649)	(44,223,598)	(124,588)	(209,469)	(54,147)	(80,581)

225,517,886	198,373,060	5,204,198	25,567,810	1,881,709	11,522,948
26,262,900	42,836,212	99,900	195,650	53,049	78,057

251,780,786	241,209,272	5,304,098	25,763,460	1,934,758	11,601,005
(151,816,245)	(158,162,164)	(11,678,536)	(56,576,284)	(8,224,478)	(27,289,068)

99,964,541	83,047,108 *	(6,374,438)	(30,812,824)	(6,289,720)	(15,688,063)

140,573,469	(187,658,020)	(6,333,390)	(31,067,548)	(6,359,556)	(15,822,623)

1,110,924,975	1,298,582,995	60,211,818	91,279,366	24,927,805	40,750,428

$1,251,498,444	$1,110,924,975	$53,878,428	$60,211,818	$18,568,249	$24,927,805

$(2,224,980)	$7,227,392	$(2,522)	$(8,159)	$(23,943)	$(24,243)

2016 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$399,255	$580,019	$19,101,269	$40,327,740
Net realized gain (loss) on investment transactions	(219,886)	138,367	(2,399,402)	2,850,194
Net change in unrealized appreciation/depreciation of investments	365,754	(531,315)	21,425,659	(10,912,734)

Net increase (decrease) in net assets resulting from operations	545,123	187,071	38,127,526	32,265,200

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(399,255)	(580,019)	(18,842,437)	(40,327,909)
Distributions from net realized gain on investment transactions (a)	(140,585)	(64,471)	0	0

Total dividends and distributions to shareholders	(539,840)	(644,490)	(18,842,437)	(40,327,909)

Capital-share transactions:
Net proceeds from sales of shares	34,114,866	102,070,842	144,804,838	272,955,832
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	466,631	550,178	14,794,757	31,104,914

Total proceeds from shares sold	34,581,497	102,621,020	159,599,595	304,060,746
Cost of shares redeemed	(64,363,326)	(170,386,312)	(128,606,539)	(316,118,189)

Net increase (decrease) in net assets from capital-share transactions	(29,781,829)	(67,765,292)	30,993,056	(12,057,443)

Net increase (decrease) in net assets	(29,776,546)	(68,222,711)	50,278,145	(20,120,152)

NET ASSETS:
Beginning of period	189,677,057	257,899,768	1,691,519,414	1,711,639,566

End of period (b)	$159,900,511	$189,677,057	$1,741,797,559	$1,691,519,414

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$7,747	$7,747	$114,504	$(144,328)

(a) See pages 35 and 36 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15

$12,462,245	$24,807,578	$66,203,755	$130,111,751	$3,737	$(8,328)
1,120,013	544,928	(4,270,273)	(4,040,842)	(56,291)	8,691
10,292,268	(7,219,798)	76,961,397	(24,760,694)	(51,057)	106,850

23,874,526	18,132,708	138,894,879	101,310,215	(103,611)	107,213

(12,345,939)	(24,807,431)	(66,199,112)	(130,111,751)	(49,972)	(91,605)
0	0	0	0	0	0

(12,345,939)	(24,807,431)	(66,199,112)	(130,111,751)	(49,972)	(91,605)

119,450,065	225,316,366	689,618,749	2,457,503,589	3,536,862	7,434,764
9,570,605	18,927,724	53,437,060	101,868,529	44,165	82,754

129,020,670	244,244,090	743,055,809	2,559,372,118	3,581,027	7,517,518
(97,348,905)	(206,162,447)	(622,006,704)	(2,294,929,602)	(18,321,951)	(15,918,599)

31,671,765	38,081,643	121,049,105	264,442,516	(14,740,924)	(8,401,081)

43,200,352	31,406,920	193,744,872	235,640,980	(14,894,507)	(8,385,473)

1,150,856,088	1,119,449,168	6,529,349,906	6,293,708,926	36,539,775	44,925,248

$1,194,056,440	$1,150,856,088	$6,723,094,778	$6,529,349,906	$21,645,268	$36,539,775

$(80,226)	$(196,532)	$(143,042)	$(147,685)	$(37,404)	$8,831

2016 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$889,911	$1,551,360	$44,951,221	$89,180,009
Net realized gain (loss) on investment and foreign currency transactions	108,473	(447,811)	31,478,347	66,751,514
Net change in unrealized appreciation/depreciation of investments	(465,389)	992,425	3,531,323	(60,905,531)
Contributions from Affiliates (see Note 2A)	0	0	0	57,588

Net increase in net assets resulting from operations	532,995	2,095,974	79,960,891	95,083,580

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(1,067,860)	(2,212,929)	(63,208,271)	(104,252,738)
Distributions from net realized gain on investment transactions	0	0	(40,954,413)	(67,465,441)

Total dividends and distributions to shareholders	(1,067,860)	(2,212,929)	(104,162,684)	(171,718,179)

Capital-share transactions:
Net proceeds from sales of shares	168,952,427	138,678,328	184,591,004	380,228,364
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	815,137	1,647,007	91,061,705	148,856,866

Total proceeds from shares sold	169,767,564	140,325,335	275,652,709	529,085,230
Cost of shares redeemed	(114,491,465)	(211,488,505)	(326,096,587)	(854,035,949)

Net increase (decrease) in net assets from capital-share transactions	55,276,099	(71,163,170)	(50,443,878)	(324,950,719)

Net increase (decrease) in net assets	54,741,234	(71,280,125)	(74,645,671)	(401,585,318)

NET ASSETS:
Beginning of period	312,538,776	383,818,901	3,446,978,260	3,848,563,578

End of period (b)	$367,280,010	$312,538,776	$3,372,332,589	$3,446,978,260

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(436,581)	$(258,632)	$(1,679,085)	$16,577,965

(a) See page 36 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Dividends to shareholders:
Dividends from net investment income
International Class and Tax-Managed International Class, respectively	$(21,728,180)	$(33,289,288)	$(55,455,203)	$(80,084,079)
Class A	(62,161)	(85,751)	(22,239)	(33,747)
Class B	(8)	(1,206)	0	(282)
Class C	(12,041)	(27,520)	(3,541)	(4,824)
Class Z	0	0	0	0

	$(21,802,390)	$(33,403,765)	$(55,480,983)	$(80,122,932)

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Dividends and Distributions to shareholders:
Dividends from net investment income
Emerging Markets Class	$(7,734,277)	$(16,620,733)
Class Z	0	0

	$(7,734,277)	$(16,620,733)

Distributions from net realized gain on investment transactions
Emerging Markets Class	$(20,161,372)	$(27,602,865)
Class Z	0	0

	$(20,161,372)	$(27,602,865)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(16,594,048)	$(34,935,066)	$(11,330,631)	$(22,395,029)
Class A	(1,867,794)	(4,453,201)	(884,795)	(2,124,781)
Class B	(131)	(1,742)	(9)	(29)
Class C	(380,464)	(937,900)	(130,504)	(287,592)

	$(18,842,437)	$(40,327,909)	$(12,345,939)	$(24,807,431)

2016 Semi-Annual Report	35

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15

Dividends to shareholders:
Municipal Class	$(49,939,920)	$(100,297,133)
Class A	(4,193,800)	(26,327,829)
Class B	(420)	(1,094)
Class C	(594,957)	(1,342,817)
Advisor Class	(11,470,015)	(2,142,878)

	$(66,199,112)	$(130,111,751)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(962,785)	$(2,012,483)
Class A	(90,200)	(176,176)
Class B	(187)	(935)
Class C	(14,688)	(23,335)

	$(1,067,860)	$(2,212,929)

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11
Net asset value, beginning of period	$14.68		$15.86		$15.94		$13.23		$12.36		$15.08

Income from investment operations:
Investment income, net†	0.08	‡	0.19	‡	0.35	‡	0.23	‡	0.23	‡	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.44		(1.04)		(0.15)		2.74		0.90		(2.68)
Contributions from Affiliates	0		0		0.00	(c)	0		0		0

Total from investment operations	0.52		(0.85)		0.20		2.97		1.13		(2.45)

Less dividends:
Dividends from net investment income	(0.22)		(0.33)		(0.28)		(0.26)		(0.26)		(0.27)

Net asset value, end of period	$14.98		$14.68		$15.86		$15.94		$13.23		$12.36

Total return (a)	3.51%		(5.46)%		1.23%		22.81%		9.32%		(16.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,386,027		$1,454,581		$1,529,195		$1,599,667		$1,485,757		$1,495,894
Average net assets (000 omitted)	$1,481,809		$1,569,703		$1,631,212		$1,523,560		$1,546,251		$2,015,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	*	1.16%	+	1.15%		1.15%		1.16%		1.18%
Expenses, before waivers/reimbursements	1.21%	*	1.21%	+	1.20%		1.20%		1.21%		1.18%
Net investment income	1.04%	*‡	1.21%	+‡	2.15%	‡	1.62%	‡	1.79%	‡	1.50%
Portfolio turnover rate	40%		80%		67%		72%		69%		62%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2016 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11
Net asset value, beginning of period	$14.75		$15.93		$16.06		$13.33		$12.46		$15.19

Income from investment operations:
Investment income, net†	0.84	‡	0.20	‡	0.37	‡	0.24	‡	0.25	‡	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.30	) ***	(1.03)		(0.18)		2.78		0.91		(2.70)
Contributions from Affiliates	0		0		0.00	(c)	0		0		0

Total from investment operations	0.54		(0.83)		0.19		3.02		1.16		(2.46)

Less dividends:
Dividends from net investment income	(0.23)		(0.35)		(0.32)		(0.29)		(0.29)		(0.27)

Net asset value, end of period	$15.06		$14.75		$15.93		$16.06		$13.33		$12.46

Total return (a)	3.62%		(5.32)%		1.20%	††	23.04%	††	9.56%		(16.56)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,290,690		$3,565,820		$3,753,170		$3,835,863		$3,446,598		$3,587,820
Average net assets (000 omitted)	$3,579,118		$3,748,062		$3,901,952		$3,581,411		$3,598,435		$4,714,049
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	*	1.11%	+	1.11%		1.11%		1.11%		1.14%
Expenses, before waivers/reimbursements	1.16%	*	1.16%	+	1.16%		1.16%		1.16%		1.14%
Net investment income	1.08%	*‡	1.29%	+‡	2.25%	‡	1.66%	‡	1.88%	‡	1.54%
Portfolio turnover rate	33%		76%		64%		72%		62%		61%

See Footnote Summary on page 49.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11
Net asset value, beginning of period	$22.77		$28.47		$26.95		$26.72		$24.46		$31.40

Income from investment operations:
Net investment income (loss)†	(0.04	) ‡	0.23	‡	0.40	‡	0.32	‡	0.31	‡	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.25		(4.98)		1.35		0.16		3.03		(7.10)

Total from investment operations	1.21		(4.75)		1.75		0.48		3.34		(6.77)

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.36)		(0.30)		(0.36)		(0.24)		(0.31)
Distributions from net realized gain on investment transactions	(0.41)		(0.61)		0		0		(0.94)		0

Total distributions	(0.57)		(0.97)		(0.30)		(0.36)		(1.18)		(0.31)

Portfolio transaction fee	0		0.02		0.07		0.11		0.10		0.14

Net asset value, end of period	$23.41		$22.77		$28.47		$26.95		$26.72		$24.46

Total return (a)	5.43%		(17.20)%	(b)	6.79%	(b)	2.17%	(b)	14.63%	(b)	(22.95)% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,142,054		$1,110,925		$1,298,583		$1,192,290		$1,239,480		$1,249,690
Average net assets (000 omitted)	$1,124,239		$1,279,187		$1,272,134		$1,198,415		$1,303,241		$1,823,362
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48%	*	1.44%	+	1.44%		1.44%		1.44%		1.45%
Expenses, before waivers/reimbursements	1.50%	*	1.49%	+	1.49%		1.49%		1.49%		1.45%
Net investment income	(0.32)%	‡*	0.84%	+‡	1.41%	‡	1.19%	‡	1.19%	‡	1.03%
Portfolio turnover rate	31%		54%		53%		45%		55%		57%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2016 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.46		$12.50	$12.47	$12.56	$12.49	$12.53

Income from investment operations
Investment income, net†	0.03		0.04	0.04	0.07	0.10	0.20
Net realized and unrealized gain (loss) on investment transactions	0.00	(c)	(0.04)	0.05	(0.09)	0.07	(0.04)

Total from investment operations	0.03		0	0.09	(0.02)	0.17	0.16

Less dividends and distributions:
Dividends from net investment income	(0.03)		(0.04)	(0.04)	(0.07)	(0.10)	(0.20)
Distributions from net realized gain on investment transactions	0		0	(0.02)	0	0	0

Total dividends and distributions	(0.03)		(0.04)	(0.06)	(0.07)	(0.10)	(0.20)

Net asset value, end of period	$12.46		$12.46	$12.50	$12.47	$12.56	$12.49

Total return (a)	0.21%		(0.04)%	0.70%	(0.18)%	1.34%	1.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$53,878		$60,212	$91,279	$108,414	$132,909	$158,478
Average net assets (000 omitted)	$59,105		$74,582	$99,339	$113,185	$148,340	$200,953
Ratio to average net assets of:
Expenses	0.73%	*	0.70% +	0.66%	0.66%	0.64%	0.61%
Net investment income	0.44%	*	0.28% +	0.30%	0.55%	0.77%	1.61%
Portfolio turnover rate	14%		26%	33%	58%	54%	32%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.46		$12.51	$12.52	$12.58	$12.55	$12.62

Income from investment operations
Investment income, net†	0.00	(c)‡	0.01 ‡	0.02	0.04	0.06	0.13
Net realized and unrealized gain (loss) on investment transactions	(0.01)		(0.03)	0.03	(0.04)	0.04	(0.04)

Total from investment operations	(0.01)		(0.02)	0.05	0	0.10	0.09

Less dividends and distributions:
Dividends from net investment income	(0.00	) (c)	(0.01)	(0.02)	(0.04)	(0.07)	(0.13)
Distributions from net realized gain on investment transactions	(0.03)		(0.02)	(0.04)	(0.02)	0	(0.03)

Total dividends and distributions	(0.03)		(0.03)	(0.06)	(0.06)	(0.07)	(0.16)

Net asset value, end of period	$12.42		$12.46	$12.51	$12.52	$12.58	$12.55

Total return (a)	(0.08)%		(0.19)%	0.39%	0.01%	0.76%	0.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$18,568		$24,928	$40,750	$69,992	$100,149	$121,747
Average net assets (000 omitted)	$21,614		$32,523	$51,916	$83,224	$103,813	$127,326
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.91%	*	0.81% +	0.73%	0.68%	0.67%	0.63%
Expenses, before waivers/reimbursements	0.95%	*	0.83% +	0.73%	0.68%	0.67%	0.63%
Net investment income	0.04%	*‡	0.04% +‡	0.13%	0.33%	0.51%	1.08%
Portfolio turnover rate	12%		32%	13%	56%	45%	81%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2016 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.60	$12.62		$12.61	$12.74	$12.70	$12.69

Income from investment operations
Investment income, net†	0.03	0.03		0.04	0.07	0.10	0.17
Net realized and unrealized gain (loss) on investment transactions	0.01	(0.01)		0.03	(0.07)	0.05	0.01

Total from investment operations	0.04	0.02		0.07	0	0.15	0.18

Less dividends and distributions:
Dividends from net investment income	(0.03)	(0.04)		(0.04)	(0.07)	(0.10)	(0.16)
Distributions from net realized gain on investment transactions	(0.01)	(0.00	) (c)	(0.02)	(0.06)	(0.01)	(0.01)

Total dividends and distributions	(0.04)	(0.04)		(0.06)	(0.13)	(0.11)	(0.17)

Net asset value, end of period	$12.60	$12.60		$12.62	$12.61	$12.74	$12.70

Total return (a)	0.31%	0.14%		0.52%	(0.01)%	1.18%	1.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$159,901	$189,677		$257,900	$273,758	$394,515	$418,586
Average net assets (000 omitted)	$176,014	$218,232		$279,244	$323,922	$437,015	$515,306
Ratio to average net assets of:
Expenses	0.64% *	0.63%	+	0.62%	0.62%	0.59%	0.62%
Net investment income	0.45% *	0.27%	+	0.29%	0.58%	0.80%	1.31%
Portfolio turnover rate	11%	25%		32%	52%	51%	39%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$14.10		$14.17	$14.05	$14.66	$14.42	$14.53

Income from investment operations:
Investment income, net†	0.16		0.34	0.35	0.38	0.43	0.44
Net realized and unrealized gain (loss) on investment transactions	0.16		(0.07)	0.13	(0.60)	0.24	(0.06)

Total from investment operations	0.32		0.27	0.48	(0.22)	0.67	0.38

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.34)	(0.36)	(0.38)	(0.43)	(0.44)
Distributions from net realized gain on investment transactions	0		0	0	(0.01)	0	(0.05)

Total dividends and distributions	(0.16)		(0.34)	(0.36)	(0.39)	(0.43)	(0.49)

Net asset value, end of period	$14.26		$14.10	$14.17	$14.05	$14.66	$14.42

Total return (a)	2.28%		1.94%	3.43%	(1.52)%	4.69%	2.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,504,786		$1,445,775	$1,433,174	$1,345,338	$1,498,388	$1,579,981
Average net assets (000 omitted)	$1,474,146		$1,444,292	$1,371,449	$1,414,589	$1,541,811	$1,652,024
Ratio to average net assets of:
Expenses	0.61%	*	0.61% +	0.61%	0.61%	0.61%	0.61%
Net investment income	2.28%	*	2.42% +	2.52%	2.67%	2.93%	3.09%
Portfolio turnover rate	11%		17%	11%	17%	14%	14%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2016 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$14.40		$14.49	$14.29	$14.91	$14.62	$14.85

Income from investment operations:
Investment income, net†	0.16		0.32	0.33	0.38	0.45	0.46
Net realized and unrealized gain (loss) on investment transactions	0.14		(0.09)	0.20	(0.62)	0.29	(0.08)

Total from investment operations	0.30		0.23	0.53	(0.24)	0.74	0.38

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.32)	(0.33)	(0.38)	(0.45)	(0.46)
Distributions from net realized gain on investment transactions	0		0	0	0	0	(0.15)

Total dividends and distributions	(0.16)		(0.32)	(0.33)	(0.38)	(0.45)	(0.61)

Net asset value, end of period	$14.54		$14.40	$14.49	$14.29	$14.91	$14.62

Total return (a)	2.13%		1.61%	3.78%	(1.64)%	5.11%	2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,080,996		$1,036,742	$979,252	$903,265	$991,764	$1,031,911
Average net assets (000 omitted)	$1,056,295		$1,007,317	$934,129	$951,766	$1,026,677	$1,059,794
Ratio to average net assets of:
Expenses	0.63%	*	0.63% +	0.63%	0.63%	0.63%	0.63%
Net investment income	2.17%	*	2.22% +	2.32%	2.59%	3.03%	3.19%
Portfolio turnover rate	11%		16%	10%	23%	15%	14%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$14.47		$14.53	$14.36		$14.92	$14.65	$14.75

Income from investment operations:
Investment income, net†	0.15		0.30	0.33		0.38	0.41	0.45
Net realized and unrealized gain (loss) on investment transactions	0.16		(0.06)	0.18		(0.54)	0.29	(0.03)

Total from investment operations	0.31		0.24	0.51		(0.16)	0.70	0.42

Less dividends and distributions:
Dividends from net investment income	(0.15)		(0.30)	(0.34)		(0.38)	(0.42)	(0.45)
Distributions from net realized gain on investment transactions	0		0	(0.00	) (c)	(0.02)	(0.01)	(0.07)

Total dividends and distributions	(0.15)		(0.30)	(0.34)		(0.40)	(0.43)	(0.52)

Net asset value, end of period	$14.63		$14.47	$14.53		$14.36	$14.92	$14.65

Total return (a)	2.13%		1.69%	3.58%		(1.10)%	4.81%	2.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,045,459		$4,860,803	$4,618,712		$4,269,409	$4,684,176	$4,907,931
Average net assets (000 omitted)	$4,940,854		$4,800,047	$4,395,640		$4,465,399	$4,839,804	$4,991,204
Ratio to average net assets of:
Expenses	0.55%	*	0.55% +	0.56%		0.56%	0.56%	0.56%
Net investment income	2.04%	*	2.09% +	2.32%		2.58%	2.79%	3.08%
Portfolio turnover rate	10%		15%	19%		19%	16%	18%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2016 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.51		$12.51		$12.54		$12.73	$12.82	$12.89

Income from investment operations
Investment income (loss), net†	0.00	(c)	(0.00	) (c)	0.00	(c)	0.00 (c)	0.02	0.09
Net realized and unrealized gain (loss) on investment transactions	(0.02)		0.02		0.02		(0.09)	0.05	0.02

Total from investment operations	(0.02)		0.02		0.02		(0.09)	0.07	0.11

Less dividends and distributions:
Dividends from net investment income	(0.02)		(0.02)		(0.05)		(0.07)	(0.07)	(0.13)
Distributions from net realized gain on investment transactions	0		0		0		(0.03)	(0.09)	(0.05)

Total dividends and distributions	(0.02)		(0.02)		(0.05)		(0.10)	(0.16)	(0.18)

Net asset value, end of period	$12.47		$12.51		$12.51		$12.54	$12.73	$12.82

Total return (a)	(0.17)%		0.23%		0.17%		(0.71)%	0.55%	0.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$21,645		$36,540		$44,925		$52,870	$111,263	$130,219
Average net assets (000 omitted)	$32,398		$39,911		$48,774		$82,099	$126,795	$149,555
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.90%	*	0.84%	+	0.78%		0.70%	0.68%	0.64%
Expenses, before waivers/reimbursements	0.93%	*	0.84%	+	0.78%		0.70%	0.68%	0.64%
Net investment income (loss)	0.02%	*	(0.02)%	+	0%	(d)	(0.03)%	0.14%	0.67%
Portfolio turnover rate **	60%		58%		55%		86%	95%	170%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$11.74		$11.74		$11.74	$11.91	$11.89	$11.92

Income from investment operations:
Investment income, net†	0.04		0.06		0.06	0.05	0.06	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)		0.02		0.03	(0.11)	0.06	(0.01)

Total from investment operations	0.03		0.08		0.09	(0.06)	0.12	0.11

Less dividends:
Dividends from net investment income	(0.04)		(0.08)		(0.09)	(0.11)	(0.10)	(0.14)

Net asset value, end of period	$11.73		$11.74		$11.74	$11.74	$11.91	$11.89

Total return (a)	0.29%		0.69%		0.75%	(0.51)%	1.04%	0.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$327,415		$262,551		$313,410	$395,172	$549,979	$629,603
Average net assets (000 omitted)	$261,309		$291,134		$347,138	$467,653	$544,248	$624,052
Ratio to average net assets of:
Expenses	0.64%	*	0.64%	+	0.62%	0.60%	0.62%	0.60%
Net investment income	0.62%	*	0.50%	+	0.55%	0.39%	0.47%	0.99%
Portfolio turnover rate**	44%		86%		67%	120%	134%	99%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2016 Semi-Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$13.41	$13.72		$13.47	$14.24	$14.16	$14.13

Income from investment operations
Investment income, net†	0.18	0.34		0.39	0.36	0.36	0.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.14	0.01		0.27	(0.61)	0.40	0.18
Contributions from Affiliates	0	0.00	(c)	0	0.00 (c)	0.01	0

Total from investment operations	0.32	0.35		0.66	(0.25)	0.77	0.68

Less dividends and distributions:
Dividends from net investment income	(0.25)	(0.40)		(0.38)	(0.41)	(0.38)	(0.50)
Distributions from net realized gain on investment transactions	(0.16)	(0.26)		(0.03)	(0.11)	(0.31)	(0.15)

Total dividends and distributions	(0.41)	(0.66)		(0.41)	(0.52)	(0.69)	(0.65)

Net asset value, end of period	$13.32	$13.41		$13.72	$13.47	$14.24	$14.16

Total return (a)	2.45%	2.56%		4.96%	(1.82)% ††	5.65% #	5.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,372,333	$3,446,978		$3,848,564	$3,966,383	$4,821,926	$5,159,683
Average net assets (000 omitted)	$3,375,990	$3,575,822		$3,885,193	$4,405,415	$4,944,151	$5,261,269
Ratio to average net assets of:
Expenses	0.59% *	0.59%	+	0.58%	0.57%	0.57%	0.56%
Net investment income	2.66% *	2.49%	+	2.86%	2.57%	2.56%	3.55%
Portfolio turnover rate**	70%	249%		244%	200%	154%	110%

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
††	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2014 and September 30, 2013 by 0.01% and 0.02%, respectively, and the Intermediate Duration Portfolio for the year ended September 30, 2013 by 0.01%.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the year ended September 30, 2012.
+	The ratio includes expenses attributable to costs of proxy solicitation.
*	Annualized.
**	The Portfolio accounts for dollar roll transactions as purchases and sales.
***	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the years ending September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012 and September 30, 2011, without taking into account these transaction fees would have been (18.03)%, 4.67%, 0.14%, 12.34% and (21.38)%, respectively.
(c)	Amount is less than $0.005.
(d)	Amount is less than 0.005%.

See Notes to Financial Statements.

2016 Semi-Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class*
Short Duration California Municipal	Short Duration California Municipal Class*
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B and Class C
California Municipal	Municipal Class*, Class A, Class B and Class C
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class*
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C Shares, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Effective June 26, 2015 Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 15, 2016, International, Tax-Managed International and Emerging Markets Portfolios commenced offering of Class Z Shares. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

50	Sanford C. Bernstein Fund, Inc.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

2016 Semi-Annual Report	51

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2016:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$10,693,633	$297,918,121	$0	$308,611,754
Consumer Discretionary	62,587,205	198,541,157	0	261,128,362
Industrials	8,695,626	199,189,472	0	207,885,098
Information Technology	30,895,865	138,792,321	0	169,688,186
Health Care	0	138,385,396	0	138,385,396
Consumer Staples	7,033,074	111,832,484	0	118,865,558
Telecommunication Services	12,226,656	95,900,556	0	108,127,212
Energy	0	74,158,185	0	74,158,185
Materials	0	51,092,532	0	51,092,532

52	Sanford C. Bernstein Fund, Inc.

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Utilities	$1,250,271	$29,302,662		$0	$30,552,933
Warrants	0	16,989,832		0	16,989,832
Short-Term Investments	51,226,401	0		0	51,226,401
Total Investments in Securities	184,608,731	1,352,102,718	(a)	0	1,536,711,449
Other Financial Instruments (b):
Assets:
Forward Currency Exchange Contracts	0	6,101,758		0	6,101,758
Liabilities:
Forward Currency Exchange Contracts	0	(6,299,408)		0	(6,299,408)
Total (c)(d)	$184,608,731	$1,351,905,068		$0	$1,536,513,799

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$25,857,786	$699,176,954		$0	$725,034,740
Consumer Discretionary	151,278,158	473,847,075		0	625,125,233
Industrials	21,481,347	461,364,870		0	482,846,217
Information Technology	73,348,932	344,357,974		0	417,706,906
Health Care	0	321,710,494		0	321,710,494
Consumer Staples	14,337,864	265,139,446		0	279,477,310
Telecommunication Services	26,677,179	221,501,132		0	248,178,311
Energy	0	174,730,238		0	174,730,238
Materials	0	119,221,508		0	119,221,508
Utilities	2,395,417	71,608,804		0	74,004,221
Warrants	0	40,482,931		0	40,482,931
Short-Term Investments	39,989,540	0		0	39,989,540
Total Investments in Securities	355,366,223	3,193,141,426	(a)	0	3,548,507,649
Other Financial Instruments (b):
Assets:
Forward Currency Exchange Contracts	0	43,315,054		0	43,315,054
Liabilities:
Forward Currency Exchange Contracts	0	(26,317,650)		0	(26,317,650)
Total (d)(e)	$355,366,223	$3,210,138,830		$0	$3,565,505,053

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$39,346,321	$276,305,371		$464,339	$316,116,031
Information Technology	35,377,846	220,376,721		0	255,754,567
Consumer Discretionary	65,875,900	124,049,459		0	189,925,359
Consumer Staples	34,602,442	124,360,348		0	158,962,790
Materials	2,149,824	63,739,070		1	65,888,895
Energy	42,228,924	16,513,495		0	58,742,419

2016 Semi-Annual Report	53

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Industrials	$5,986,813	$52,437,848	$0		$58,424,661
Health Care	0	50,641,561	0		50,641,561
Telecommunication Services	17,052,836	21,001,339	0		38,054,175
Utilities	7,300,978	21,549,951	0		28,850,929
Short-Term Investments	12,852,046	0	0		12,852,046
Total Investments in Securities	262,773,930	970,975,163 (a)	464,340		1,234,213,433
Other Financial Instruments (b)	0	0	0		0
Total (d)(f)	$262,773,930	$970,975,163	$464,340		$1,234,213,433

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$50,173,476	$1,034,444	(g)	$51,207,920
Corporates—Investment Grade	0	833,584	0		833,584
Short-Term Investments	0	1,252,984	0		1,252,984
Total Investments in Securities	0	52,260,044	1,034,444		53,294,488
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	19,711	0		19,711
Liabilities:
Interest Rate Swaps	0	(13,034)	0		(13,034)
Total (h)	$0	$52,266,721	$1,034,444		$53,301,165

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$17,037,351	$116,950	(g)	$17,154,301
Corporates—Investment Grade	0	1,143,528	0		1,143,528
Short-Term Investments	0	815,158	0		815,158
Total Investments in Securities	0	18,996,037	116,950		19,112,987
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	6,205	0		6,205
Liabilities:
Interest Rate Swaps	0	(5,933)	0		(5,933)
Total (h)	$0	$18,996,309	$116,950		$19,113,259

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$149,597,713	$1,038,847		$150,636,560
Corporates—Investment Grade	0	4,073,307	0		4,073,307
Short-Term Investments	0	3,794,195	0		3,794,195
Total Investments in Securities	0	157,465,215	1,038,847		158,504,062

54	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	$0	$53,895	$0		$53,895
Liabilities	0	0	0		0
Total (h)	$0	$157,519,110	$1,038,847		$158,557,957

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,622,213,983	$29,498,953		$1,651,712,936
Governments—Treasuries	0	59,193,437	0		59,193,437
Corporates—Investment Grade	0	2,683,182	0		2,683,182
Short-Term Investments	0	14,449,812	0		14,449,812
Total Investments in Securities	0	1,698,540,414	29,498,953		1,728,039,367
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	644,410	0		644,410
Interest Rate Swaps	0	104,162	0		104,162
Liabilities:
Interest Rate Swaps	0	(483,344)	0		(483,344)
Total (h)	$0	$1,698,805,642	$29,498,953		$1,728,304,595

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,135,703,346	$30,812,356	(g)	$1,166,515,702
Governments—Treasuries	0	17,936,014	0		17,936,014
Corporates—Investment Grade	0	7,209,160	0		7,209,160
Short-Term Investments	0	34,643,723	0		34,643,723
Total Investments in Securities	0	1,195,492,243	30,812,356		1,226,304,599
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	437,496	0		437,496
Interest Rate Swaps	0	191,412	0		191,412
Liabilities:
Interest Rate Swaps	0	(273,235)	0		(273,235)
Total (h)	$0	$1,195,847,916	$30,812,356		$1,226,660,272

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$6,308,265,464	$66,353,903	(g)	$6,374,619,367
Governments—Treasuries	0	183,133,998	0		183,133,998
Corporates—Investment Grade	0	86,285,917	0		86,285,917
Short-Term Investments	0	111,706,679	0		111,706,679
Total Investments in Securities	0	6,689,392,058	66,353,903		6,755,745,961

2016 Semi-Annual Report	55

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Other Financial Instruments (b):
Assets:
Centrally Cleared Credit Default Swaps	$0	$686,914	$0		$686,914	(i)
Inflation (CPI) Swaps	0	2,491,621	0		2,491,621
Interest Rate Swaps	0	1,059,433	0		1,059,433
Liabilities:
Centrally Cleared Interest Rate Swaps	0	(25,392)	0		(25,392	)(i)
Interest Rate Swaps	0	(1,250,871)	0		(1,250,871)
Total (h)	$0	$6,692,353,763	$66,353,903		$6,758,707,666

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$21,163,483	$0		$21,163,483
Inflation-Linked Securities	0	395,166	0		395,166
Total Investments in Securities	0	21,558,649	0		21,558,649
Other Financial Instruments (b):
Assets:
Futures	357	0	0		357	(i)
Liabilities:
Futures	(1,399)	0	0		(1,399	)(i)
Total (h)	$(1,042)	$21,558,649	$0		$21,557,607

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$139,115,506	$0		$139,115,506
Asset-Backed Securities	0	57,509,482	5,914,665	(g)	63,424,147
Corporates—Investment Grade	0	60,662,871	0		60,662,871
Commercial Mortgage-Backed Securities	0	39,191,664	1,362,326		40,553,990
Collateralized Mortgage Obligations	0	19,361,381	9,451,315		28,812,696
Mortgage Pass-Throughs	0	6,169,086	0		6,169,086
Agencies	0	3,233,687	0		3,233,687
Inflation-Linked Securities	0	3,180,127	0		3,180,127
Covered Bonds	0	1,863,642	0		1,863,642
Total Investments in Securities	0	330,287,446	16,728,306		347,015,752
Other Financial Instruments (b):
Assets:
Futures	2,573	0	0		2,573	(i)
Liabilities:
Futures	(10,178)	0	0		(10,178	)(i)
Forward Currency Exchange Contracts	0	(2,804)	0		(2,804)
Total (j)	$(7,605)	$330,284,642	$16,728,306		$347,005,343

56	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grade	$0	$819,032,022	$0	$819,032,022
Mortgage Pass-Throughs	0	702,915,567	0	702,915,567
Asset-Backed Securities	0	466,837,303	38,128,537	504,965,840
Commercial Mortgage-Backed Securities	0	294,466,847	63,910,015	358,376,862
Governments—Treasuries	0	345,892,130	0	345,892,130
Collateralized Mortgage Obligations	0	10,261,128	190,656,622	200,917,750
Inflation-Linked Securities	0	158,265,660	0	158,265,660
Corporates—Non-Investment Grade	0	106,530,827	0	106,530,827
Agencies	0	76,512,304	0	76,512,304
Emerging Markets—Treasuries	0	26,014,157	0	26,014,157
Governments—Sovereign Agencies	0	20,550,644	0	20,550,644
Local Governments—Municipal Bonds	0	13,049,269	0	13,049,269
Quasi-Sovereigns	0	12,760,761	0	12,760,761
Preferred Stocks	7,997,624	0	0	7,997,624
Common Stocks	0	0	5,465,823	5,465,823
Emerging Markets—Corporate Bonds	0	3,791,269	0	3,791,269
Governments—Sovereign Bonds	0	2,020,380	0	2,020,380
Total Investments in Securities	7,997,624	3,058,900,268	298,160,997	3,365,058,889
Other Financial Instruments (b):
Assets:
Futures	1,341,137	0	0	1,341,137	(i)
Forward Currency Exchange Contracts	0	3,350,182	0	3,350,182
Centrally Cleared Credit Default Swaps	0	68,872	0	68,872	(i)
Centrally Cleared Interest Rate Swaps	0	7,644,100	0	7,644,100	(i)
Credit Default Swaps	0	1,956,434	0	1,956,434
Liabilities:
Futures	(1,565,575)	0	0	(1,565,575	)(i)
Forward Currency Exchange Contracts	0	(6,451,003)	0	(6,451,003)
Centrally Cleared Interest Rate Swaps	0	(10,320,823)	0	(10,320,823	)(i)
Interest Rate Swaps	0	(175,356)	0	(175,356)
Total (j)	$7,773,186	$3,054,972,674	$298,160,997	$3,360,906,857

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	An amount of $25,910,364 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(d)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(e)	An amount of $62,009,887 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(f)	An amount of $18,734,388 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(g)	The Portfolio held securities with zero market value at period end.

2016 Semi-Annual Report	57

Notes to Financial Statements (continued)

(h)	There were no transfers between any levels during the reporting period.

(i)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(j)	There were no transfers between Level 1 and Level 2 during the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

EMERGING MARKETS PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/15	$779,634	$779,634
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(315,294)	(315,294)
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$464,340	$464,340

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16 (b)	$(315,294)	$(315,294)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS (a)	TOTAL
Balance as of 9/30/15	$2,004,498	$2,004,498
Accrued discounts/(premiums)	(4,878)	(4,878)
Realized gain (loss)	(138,925)	(138,925)
Change in unrealized appreciation/depreciation	156,971	156,971
Purchases	295,019	295,019
Sales	(1,278,241)	(1,278,241)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$1,034,444	$1,034,444

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16 (b)	$12,314	$12,314

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS (a)	TOTAL
Balance as of 9/30/15	$163,589	$163,589
Accrued discounts/(premiums)	(129)	(129)
Realized gain (loss)	(264,774)	(264,774)
Change in unrealized appreciation/depreciation	252,889	252,889
Purchases	0	0
Sales	(34,625)	(34,625)

58	Sanford C. Bernstein Fund, Inc.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS (a)	TOTAL
Transfers in to Level 3	$0	$0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$116,950	$116,950

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16 (b)	$(3,150)	$(3,150)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/15	$1,200,466	$1,200,466
Accrued discounts/(premiums)	1,764	1,764
Realized gain (loss)	(304,127)	(304,127)
Change in unrealized appreciation/depreciation	296,443	296,443
Purchases	0	0
Sales	(155,699)	(155,699)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$1,038,847	$1,038,847

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16 (b)	$(8,558)	$(8,558)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/15	$27,345,012	$27,345,012
Accrued discounts/(premiums)	(62,719)	(62,719)
Realized gain (loss)	(3,940,905)	(3,940,905)
Change in unrealized appreciation/depreciation	4,643,979	4,643,979
Purchases	8,606,904	8,606,904
Sales	(7,093,318)	(7,093,318)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$29,498,953	$29,498,953

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16 (b)	$374,628	$374,628

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS (a)	TOTAL
Balance as of 9/30/15	$25,938,420	$25,938,420
Accrued discounts/(premiums)	(75,094)	(75,094)
Realized gain (loss)	(280,777)	(280,777)
Change in unrealized appreciation/depreciation	731,168	731,168

2016 Semi-Annual Report	59

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS (a)	TOTAL
Purchases	$5,007,863	$5,007,863
Sales	(509,224)	(509,224)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$30,812,356	$30,812,356

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16 (b)	$452,172	$452,172

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS (a)	TOTAL
Balance as of 9/30/15	$73,165,940	$73,165,940
Accrued discounts/(premiums)	636,910	636,910
Realized gain (loss)	(9,606,662)	(9,606,662)
Change in unrealized appreciation/depreciation	6,065,396	6,065,396
Purchases	627,270	627,270
Sales	(4,534,951)	(4,534,951)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$66,353,903	$66,353,903

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16 (b)	$(2,682,443)	$(2,682,443)

SHORT DURATION PLUS PORTFOLIO	ASSET-BACKED SECURITIES (a)	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/15	$6,453,950	$531,685	$5,570,960	$12,556,595
Accrued discounts/(premiums)	407	(640)	1,426	1,193
Realized gain (loss)	2,656	(740)	4,790	6,706
Change in unrealized appreciation/depreciation	(5,585)	(13,272)	(19,495)	(38,352)
Purchases/Payups	2,293,625	855,072	4,994,123	8,142,820
Sales/Paydowns	(2,830,388)	(9,779)	(1,602,589)	(4,442,756)
Transfers in to Level 3	0	0	502,100	502,100
Transfers out of Level 3	0	0	0	0

Balance as of 3/31/16	$5,914,665	$1,362,326	$9,451,315	$16,728,306 (c)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16 (b)	$(5,585)	$(13,272)	$(19,495)	$(38,352)

60	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS
Balance as of 9/30/15	$43,267,569	$64,874,812	$151,288,322	$5,671,734
Accrued discounts/(premiums)	23,149	(57,595)	226,616	0
Realized gain (loss)	(293,792)	(681,324)	(280,574)	0
Change in unrealized appreciation/depreciation	200,373	(1,670,729)	(934,043)	(205,911)
Purchases/Payups	22,088,862	14,367,003	48,932,545	0
Sales/Paydowns	(27,157,624)	(12,922,152)	(13,766,544)	0
Transfers in to Level 3	0	0	5,190,300	0
Transfers out of Level 3	0	0	0	0

Balance as of 3/31/16	$38,128,537	$63,910,015	$190,656,622	$5,465,823

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16 (b)	$(36,906)	$(1,834,311)	$(797,927)	$(205,911)

	TOTAL
Balance as of 9/30/15	$265,102,437
Accrued discounts/(premiums)	192,170
Realized gain (loss)	(1,255,690)
Change in unrealized appreciation/depreciation	(2,610,310)
Purchases/Payups	85,388,410
Sales/Paydowns	(53,846,320)
Transfers in to Level 3	5,190,300
Transfers out of Level 3	0

Balance as of 3/31/16	$298,160,997 (c)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16 (b)	$(2,875,055)

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2016. Securities priced i) by third party vendors or ii) at net asset value are excluded from the following table.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$0	Qualitative Assessment		$0.00/N/A

2016 Semi-Annual Report	61

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$55,226	Market Approach	Value Reduced by Annual Coupon	$35.63/N/A

CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$0	Qualitative Assessment		$0.00/N/A
	$53,445	Market Approach	Value Reduced by Annual Coupon	$35.63/N/A

SHORT DURATION PLUS PORTFOLIO

	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Asset-Backed Securities	$0	Qualitative Assessment		$0.00/N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and

62	Sanford C. Bernstein Fund, Inc.

foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2015, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio

2016 Semi-Annual Report	63

Notes to Financial Statements (continued)

or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

Prior to February 2, 2015 the Emerging Markets Portfolio imposed a 1.00% fee on purchases and redemptions. This fee was retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital. The board approved the elimination of this fee effective February 2, 2015.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

64	Sanford C. Bernstein Fund, Inc.

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO				FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration and Short Duration Plus				0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal		0.500%	0.450%	0.400%	0.350%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal and Intermediate Duration	0.500%	0.450%	0.400%	0.350%	0.300%

The Adviser has agreed to voluntarily waive the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios through October 31, 2016. Effective November 1, 2015, the Adviser has voluntarily agreed to waive the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets through October 31, 2016. Prior to November 1, 2015, the waiver for the Emerging Markets Portfolio was equal to 0.05% per annum of the respective net assets. For the period ending March 31, 2016, such waivers amounted to $379,499, $911,122 and $168,187, respectively. To prevent the Short Duration California Municipal Portfolio and U.S. Government Short Duration Portfolio expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $4,476 and $770, respectively.

The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 0.95% of average daily net assets for Class Z shares and 1.20% for Bernstein Class shares for each of the International Portfolios, 1.25% for Class Z shares and 1.50% for Bernstein Class shares for the Emerging Markets Portfolio through January 15, 2017. Effective January 28, 2016, the Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis for the U.S. Government Short Duration Portfolio to 0.86% of average daily net assets. For the six months ended March 31, 2016 such reimbursements/waivers for the International Portfolio, Tax-Managed Portfolio, Emerging Markets Portfolio and U.S. Government Short Duration Portfolio amounted to $0, $0, $318 and $3,950, respectively.

During the year ended September 30, 2015, the Adviser reimbursed the Intermediate Duration Portfolio $57,588 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

2016 Semi-Annual Report	65

Notes to Financial Statements (continued)

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2016, the compensation retained by ABIS amounted to: International Portfolio, $3,557; Tax-Managed International Portfolio, $563; Emerging Markets Portfolio, $2,104; New York Municipal Portfolio, $14,279; California Municipal Portfolio, $9,284; Diversified Municipal Portfolio, $200,826; and Short Duration Plus Portfolio, $9,946.

Effective October 1, 2013, the Adviser has agreed to bear the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2016, such waivers amounted to $29,788 and $11,669, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio and Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.25 of 1% of the Class A Shares, and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Prior to November 1, 2015, the Distributor voluntarily reduced distribution service fees for the Short Duration Plus Portfolio Class A Shares to 0.20 of 1% of the Class A Shares’ average daily net assets. For the period July 1, 2015 to October 31, 2015, the Distributor further voluntarily reduced the Class A 12b-1 fee to zero. The fees are accrued daily and paid monthly. For the six months ended March 31, 2016, such waiver amounted to $38,144. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$196,398	$225,677	$743,274	$507,025	$456,209	$14,579
Class C	1,458,052	1,236,751	2,299,814	1,284,785	3,045,706	1,007,590

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to

66	Sanford C. Bernstein Fund, Inc.

a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2016, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
International	$75	$237	$0	$0
Tax-Managed International	0	0	0	0
New York Municipal	31	0	0	76
California Municipal	62	0	0	466
Diversified Municipal	322	1,895	0	4,116
Short Duration Plus	706	256	22	441

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended March 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

PORTFOLIO	PURCHASES	SALES
International	$85,039,627	$66,365,161
Tax-Managed International	71,336,370	155,570,540
Emerging Markets	19,610,848	0

2016 Semi-Annual Report	67

Notes to Financial Statements (continued)

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2016 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$823,935	$0	$0
Tax-Managed International	1,876,989	0	0
Emerging Markets	1,032,031	0	0
U.S. Government Short Duration	454	0	0
Short Duration Plus	4,625	0	0
Intermediate Duration	54,973	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios for the six months ended March 31, 2016.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2016, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$626,935,340	$0	$586,974,386	$0
Tax-Managed International	1,175,701,959	0	1,181,863,655	0
Emerging Markets	435,737,056	0	353,277,870	0
Short Duration New York Municipal	8,091,899	0	15,031,214	0
Short Duration California Municipal	2,536,662	0	9,117,930	0
Short Duration Diversified Municipal	19,232,748	0	45,869,573	0
New York Municipal	152,572,913	68,243,915	171,091,852	10,101,953
California Municipal	152,355,207	42,712,096	101,040,999	25,074,077
Diversified Municipal	682,366,040	291,321,396	554,250,896	111,766,796
U.S. Government Short Duration	279,345	18,379,996	13,078,208	19,369,369
Short Duration Plus	42,730,362	164,228,620	37,921,792	85,691,622
Intermediate Duration	246,245,589	2,223,515,076	223,222,279	2,138,155,696

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
International	$131,542,078	$(99,584,124)	$31,957,954
Tax-Managed International	376,857,429	(245,723,451)	131,133,978
Emerging Markets	103,779,202	(148,681,494)	(44,902,292)
Short Duration New York Municipal	287,950	(894,026)	(606,076)
Short Duration California Municipal	41,247	(463,390)	(422,143)

68	Sanford C. Bernstein Fund, Inc.

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Short Duration Diversified Municipal	$666,678	$(1,149,565)	$(482,887)
New York Municipal	87,099,087	(8,401,874)	78,697,213
California Municipal	61,128,990	(4,918,823)	56,210,167
Diversified Municipal	310,055,677	(20,151,601)	289,904,076
U.S. Government Short Duration	100,108	(1,870)	98,238
Short Duration Plus	791,779	(1,056,538)	(264,759)
Intermediate Duration	95,723,871	(50,772,577)	44,951,294

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2016, the International Portfolio and Tax-Managed International held futures for hedging purposes. The U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified

2016 Semi-Annual Report	69

Notes to Financial Statements (continued)

future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2016, the International Portfolio, Tax-Managed International Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes. The Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2016, the Intermediate Duration Portfolio held written options for hedging purposes.

70	Sanford C. Bernstein Fund, Inc.

For the six months ended March 31, 2016, the Intermediate Duration Portfolio had the following transactions in written options:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 09/30/15	0	$0
Options written	2,956,728,000	232,145
Options assigned	(2,913,528,000)	(129,977)
Options expired	(43,200,000)	(102,168)
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 03/31/16	0	$0

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2016 Semi-Annual Report	71

Notes to Financial Statements (continued)

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2016, the Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio and Short Duration Diversified Municipal Portfolio held interest rate swaps for hedging purposes. The Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended March 31, 2016, the Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio held inflation (CPI) swaps for hedging purposes. The Intermediate Duration Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2016, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

72	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2016, the Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes. The Diversified Municipal Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At March 31, 2016, the Portfolio had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$6,101,758	Unrealized depreciation of forward currency exchange contracts	$6,299,408
Total		$6,101,758		$6,299,408

2016 Semi-Annual Report	73

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,630,352	$929,941
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	15,451,207	(3,383,720)
Total		$17,081,559	$(2,453,779)

At March 31, 2016, the Portfolio had entered into the following derivatives:

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$43,315,054	Unrealized depreciation of forward currency exchange contracts	$26,317,650
Total		$43,315,054		$26,317,650

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(421,987)	$2,680,729
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	28,417,063	3,985,451
Total		$27,995,076	$6,666,180

At March 31, 2016, the Portfolio had entered into the following derivatives:

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$19,711
Interest rate contracts			Unrealized depreciation on interest rate swaps	$13,034
Total		$19,711		$13,034

74	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(12,774)	$11,039
Total		$(12,774)	$11,039

At March 31, 2016, the Portfolio had entered into the following derivatives:

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$6,205
Interest rate contracts			Unrealized depreciation on interest rate swaps	$5,933
Total		$6,205		$5,933

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,205)	$1,726
Total		$(4,205)	$1,726

At March 31, 2016, the Portfolio had entered into the following derivatives:

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$53,895
Total		$53,895

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$4,007	$66,982
Total		$4,007	$66,982

2016 Semi-Annual Report	75

Notes to Financial Statements (continued)

At March 31, 2016, the Portfolio had entered into the following derivatives:

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$644,410
Interest rate contracts	Unrealized appreciation on interest rate swaps	104,162	Unrealized depreciation on interest rate swaps	$483,344
Total		$748,572		$483,344

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(102,980)	$388,124
Total		$(102,980)	$388,124

At March 31, 2016, the Portfolio had entered into the following derivatives:

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$437,496
Interest rate contracts	Unrealized appreciation on interest rate swaps	191,412	Unrealized depreciation on interest rate swaps	$273,235
Total		$628,908		$273,235

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(26,151)	$439,309
Total		$(26,151)	$439,309

76	Sanford C. Bernstein Fund, Inc.

At March 31, 2016, the Portfolio had entered into the following derivatives:

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$25,392	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$686,914	*
Interest rate contracts	Unrealized appreciation on inflation swaps	2,491,621
Interest rate contracts	Unrealized appreciation on interest rate swaps	1,059,433		Unrealized depreciation on interest rate swaps	1,250,871
Total		$4,237,968			$1,276,263

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(147,216)	$2,747,372
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	52,132	686,914
Total		$(95,084)	$3,434,286

At March 31, 2016, the Portfolio had entered into the following derivatives:

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$357	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,399	*
Total		$357			$1,399

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2016 Semi-Annual Report	77

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(65,441)	$2,751
Total		$(65,441)	$2,751

At March 31, 2016, the Portfolio had entered into the following derivatives:

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,573	*	Receivable/Payable for variation margin on exchange-traded derivatives	$10,178	*
Foreign exchange contracts				Unrealized depreciation on forward currency exchange contracts	2,804
Total		$2,573			$12,982

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$156,512	$(52,683)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	334,684	(168,391)
Total		$491,196	$(221,074)

78	Sanford C. Bernstein Fund, Inc.

At March 31, 2016, the Portfolio had entered into the following derivatives:

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$8,985,237	*	Receivable/Payable for variation margin on exchange-traded derivatives	$11,886,398	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	68,872	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,350,182		Unrealized depreciation on forward currency exchange contracts	6,451,003
Interest rate contracts				Unrealized depreciation on interest rate swaps	175,356
Credit contracts	Unrealized appreciation on credit default swaps	1,956,434
Total		$14,360,725			$18,512,757

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$9,111,073	$3,873,296
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,847,267)	(2,492,427)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	231,813	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,620,292	(3,092,811)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(601,629)	(163,526)
Total		$10,514,282	$(1,875,468)

2016 Semi-Annual Report	79

Notes to Financial Statements (continued)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2016:

INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$19,110,434	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$366,782,674
Average principal amount of sale contracts	$375,261,942

(a)	Positions were open for one month during the period.

TAX-MANAGED INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$35,220,522	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$914,207,418
Average principal amount of sale contracts	$937,823,885

(a)	Positions were open for five months during the period.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$1,075,000
Inflation Swaps:
Average notional amount	$1,000,000

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$546,667
Inflation Swaps:
Average notional amount	$345,714

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$2,985,714

NEW YORK MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$56,366,667
Inflation Swaps:
Average notional amount	$29,388,571

CALIFORNIA MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$26,500,000
Inflation Swaps:
Average notional amount	$20,000,000

80	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$151,833,333
Inflation Swaps:
Average notional amount	$113,317,143
Centrally Cleared Interest Rate Swaps:
Average notional amount	$163,500,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$72,000,000	(a)

(a)	Positions were open for two months during the period.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$8,657,898
Average original value of sale contracts	$2,738,185

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$108,193,658
Average original value of sale contracts	$16,034,403
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,117,776	(a)
Average principal amount of sale contracts	$16,421,382

(a)	Positions were open for less than one month during the period.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$820,669,198
Average original value of sale contracts	$291,097,520
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$82,776,122
Average principal amount of sale contracts	$300,175,138
Interest Rate Swaps:
Average notional amount	$50,590,000
Inflation Swaps:
Average notional amount	$93,596,667
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,049,561,425
Credit Default Swaps:
Average notional amount of buy contracts	$12,955,000
Average notional amount of sale contracts	$15,225,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$117,960,000

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2016 Semi-Annual Report	81

Notes to Financial Statements (continued)

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2016:

INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
BNP Paribas SA	$1,069,807	$(388,377)	$0	$0	$681,430
Bank of America, NA	1,715,335	(50,032)	0	0	1,665,303
Barclays Bank PLC	979,030	(979,030)	0	0	0
Citibank	119,862	(119,862)	0	0	0
Credit Suisse International	295,256	0	0	0	295,256
Goldman Sachs Bank USA	217,909	(200,903)	0	0	17,006
HSBC Bank USA	3,432	(3,432)	0	0	0
Morgan Stanley & Co., Inc.	857,523	(621,998)	0	0	235,525
Royal Bank of Scotland PLC	152,070	(152,070)	0	0	0
Standard Chartered Bank	456,309	(456,309)	0	0	0
State Street Bank & Trust Co.	117,835	(117,835)	0	0	0
UBS AG	117,390	(117,390)	0	0	0

Total	$6,101,758	$(3,207,238)	$0	$0	$2,894,520	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
BNP Paribas SA	$388,377	$(388,377)	$0	$0	$0
Bank of America, NA	50,032	(50,032)	0	0	0
Barclays Bank PLC	997,652	(979,030)	0	0	18,622
Citibank	242,829	(119,862)	0	0	122,967
Goldman Sachs Bank USA	200,903	(200,903)	0	0	0
HSBC Bank USA	170,895	(3,432)	0	0	167,463
Morgan Stanley & Co., Inc.	621,998	(621,998)	0	0	0
Royal Bank of Scotland PLC	361,634	(152,070)	0	0	209,564
Standard Chartered Bank	1,177,527	(456,309)	0	0	721,218
State Street Bank & Trust Co.	1,133,156	(117,835)	0	0	1,015,321
UBS AG	954,405	(117,390)	0	0	837,015

Total	$6,299,408	$(3,207,238)	$0	$0	$3,092,170	^

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

82	Sanford C. Bernstein Fund, Inc.

TAX-MANAGED INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
BNP Paribas SA	$2,683,571	$(1,561,647)	$0	$0	$1,121,924
Barclays Bank PLC	1,043,948	(1,043,948)	0	0	0
Citibank	341,377	(341,377)	0	0	0
Credit Suisse International	653,940	(653,940)	0	0	0
Deutsche Bank AG	962,008	0	0	0	962,008
Goldman Sachs Bank USA	288,124	0	0	0	288,124
HSBC Bank USA	3,392,337	(3,392,337)	0	0	0
Morgan Stanley & Co., Inc.	3,223,504	(73,904)	0	0	3,149,600
Royal Bank of Scotland PLC	6,684,252	(871,444)	0	0	5,812,808
Societe Generale	2,132,069	(48,174)	0	0	2,083,895
Standard Chartered Bank	17,303,763	(3,030,077)	0	0	14,273,686
State Street Bank & Trust Co.	857,802	0	0	0	857,802
UBS AG	3,748,359	(2,678,358)	0	0	1,070,001

Total	$43,315,054	$(13,695,206)	$0	$0	$29,619,848	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
BNP Paribas SA	$1,561,647	$(1,561,647)	$0	$0	$0
Barclays Bank PLC	3,001,099	(1,043,948)	0	0	1,957,151
Citibank	2,046,833	(341,377)	0	0	1,705,456
Credit Suisse International	2,240,392	(653,940)	0	0	1,586,452
HSBC Bank USA	10,765,722	(3,392,337)	0	0	7,373,385
Morgan Stanley & Co., Inc.	73,904	(73,904)	0	0	0
Royal Bank of Scotland PLC	871,444	(871,444)	0	0	0
Societe Generale	48,174	(48,174)	0	0	0
Standard Chartered Bank	3,030,077	(3,030,077)	0	0	0
UBS AG	2,678,358	(2,678,358)	0	0	0

Total	$26,317,650	$(13,695,206)	$0	$0	$12,622,444	^

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2016 Semi-Annual Report	83

Notes to Financial Statements (continued)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$4,428	$(4,428)	$0	$0	$0
Deutsche Bank AG	15,283	0	0	0	15,283

Total	$19,711	$(4,428)	$0	$0	$15,283	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$13,034	$(4,428)	$0	$0	$8,606

Total	$13,034	$(4,428)	$0	$0	$8,606	^

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$2,037	$0	$0	$0	$2,037
Deutsche Bank AG	4,168	0	0	0	4,168

Total	$6,205	$0	$0	$0	$6,205	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
JPMorgan Chase Bank, NA	$5,933	$0	$0	$0	$5,933

Total	$5,933	$0	$0	$0	$5,933	^

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

84	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$16,383	$0	$0	$0	$16,383
Deutsche Bank AG	37,512	0	0	0	37,512

Total	$53,895	$0	$0	$0	$53,895	^

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NEW YORK MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$256,750	$(256,750)	$0	$0	$0
Deutsche Bank AG	491,822	0	0	0	491,822

Total	$748,572	$(256,750)	$0	$0	$491,822	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$483,344	$(256,750)	$0	$0	$226,594

Total	$483,344	$(256,750)	$0	$0	$226,594	^

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

CALIFORNIA MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$236,043	$0	$0	$0	$236,043
Deutsche Bank AG	333,439	0	0	0	333,439
JPMorgan Chase Bank, NA	59,426	(59,426)	0	0	0

Total	$628,908	$(59,426)	$0	$0	$569,482	^

2016 Semi-Annual Report	85

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
JPMorgan Chase Bank, NA	$273,235	$(59,426)	$0	$(213,809)	$0

Total	$273,235	$(59,426)	$0	$(213,809)	$0

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$125,788	$0	$0	$0	$125,788

Total	$125,788	$0	$0	$0	$125,788	^

OTC Derivatives:
Citibank, NA	$1,299,501	$0	$0	$(1,299,501)	$0
Deutsche Bank AG	1,901,992	0	0	0	1,901,992
JPMorgan Chase Bank, NA	349,561	(349,561)	0	0	0

Total	$3,551,054	$(349,561)	$0	$(1,299,501)	$1,901,992	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
JPMorgan Chase Bank, NA	$1,250,871	$(349,561)	$0	$(901,310)	$0

Total	$1,250,871	$(349,561)	$0	$(901,310)	$0

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$4,438	$0	$(4,438)	$0	$0

Total	$4,438	$0	$(4,438)	$0	$0

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

86	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$35,296	$0	$0	$0	$35,296

Total	$35,296	$0	$0	$0	$35,296	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Standard Chartered Bank	$2,804	$0	$0	$0	$2,804

Total	$2,804	$0	$0	$0	$2,804	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERMEDIATE DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$1,632,112	$(193,177)	$0	$0	$1,438,935

Total	$1,632,112	$(193,177)	$0	$0	$1,438,935	^

OTC Derivatives:
BNP Paribas SA	$1,113,772	$(113,564)	$0	$0	$1,000,208
Citibank, NA	1,649,944	0	0	(1,649,944)	0
Credit Suisse International	10,104	(10,104)	0	0	0
Goldman Sachs Bank USA	1,047,249	(1,047,249)	0	0	0
HSBC Bank USA	630,014	0	0	0	630,014
JPMorgan Chase Bank	365,461	(365,461)	0	0	0
Standard Chartered Bank	193,686	(193,686)	0	0	0

Total	$5,010,230	$(1,730,064)	$0	$(1,649,944)	$1,630,222	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$193,177	$(193,177)	$0	$0	$0

Total	$193,177	$(193,177)	$0	$0	$0

OTC Derivatives:
BNP Paribas SA	$113,564	$(113,564)	$0	$0	$0
Credit Suisse International	114,414	(10,104)	0	(104,310)	0

2016 Semi-Annual Report	87

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Goldman Sachs Bank USA	$3,098,248	$(1,047,249)	$0	$(2,050,999)	$0
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	1,212,463	(365,461)	0	(847,002)	0
Morgan Stanley & Co., Inc.	278,634	0	0	0	278,634
Standard Chartered Bank	1,600,376	(193,686)	0	0	1,406,690
State Street Bank & Trust Co.	323,074	0	0	0	323,074

Total	$6,740,773	$(1,730,064)	$0	$(3,002,311)	$2,008,398	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2016, Intermediate Duration Portfolio earned drop income of $2,476,593, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Intermediate Duration Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will

88	Sanford C. Bernstein Fund, Inc.

establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2016, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $7,057,694 and the daily weighted average annualized interest rate was (1.18%). During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of March 31, 2016:

COUNTERPARTY	RVP ASSET SUBJECT TO A MRA	SECURITIES COLLATERAL RECEIVED†	NET AMOUNT OF RVP ASSETS
Credit Suisse Securities (USA) LLC	$5,120,138	$(5,120,138)	$0
JP Morgan Chase	2,040,032	(2,040,032)	0

Total	$7,160,170	$(7,160,170)	$0

†	Including accrued interest.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

PORTFOLIO	2015	2014
International
Distributions paid from:
Ordinary income	$33,403,765	$29,201,031

Total distributions paid	$33,403,765	$29,201,031

Tax-Managed International
Distributions paid from:
Ordinary income	$80,122,932	$74,203,691

Total distributions paid	$80,122,932	$74,203,691

Emerging Markets
Distributions paid from:
Ordinary income	$18,246,033	$13,200,691
Long-term capital gains	25,977,565	0

Total distributions paid	$44,223,598	$13,200,691

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$38,991	$94,315
Long-term capital gains	0	166,874

Total taxable distributions paid	38,991	261,189
Tax exempt distributions	170,478	211,847

Total distributions paid	$209,469	$473,036

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Notes to Financial Statements (continued)

PORTFOLIO	2015	2014
Short Duration California Municipal
Distributions paid from:
Ordinary income	$13,303	$37,091
Long-term capital gains	67,278	170,416

Total taxable distributions	80,581	207,507
Tax exempt distributions	0	54,509

Total distributions paid	$80,581	$262,016

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$138,820	$217,001
Long-term capital gains	30,339	445,246

Total taxable distributions paid	169,159	662,247
Tax exempt distributions	475,331	587,187

Total distributions paid	$644,490	$1,249,434

New York Municipal
Distributions paid from:
Ordinary income	$123,264	$250,396
Long-term capital gains	0	0

Total taxable distributions paid	123,264	250,396
Tax exempt distributions	40,204,645	49,119,812

Total distributions paid	$40,327,909	$40,370,208

California Municipal
Distributions paid from:
Ordinary income	$422,086	$597,498
Long-term capital gains	0	0

Total taxable distributions paid	422,086	597,498
Tax exempt distributions	24,385,345	23,805,618

Total distributions paid	$24,807,431	$24,403,116

Diversified Municipal
Distributions paid from:
Ordinary income	$2,761,161	$4,448,328
Long-term capital gains	0	784,940

Total taxable distributions paid	2,761,161	5,233,268
Tax exempt distributions	127,350,590	126,016,346

Total distributions paid	$130,111,751	$131,249,614

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$91,605	$204,922

Total distributions paid	$91,605	$204,922

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PORTFOLIO	2015	2014
Short Duration Plus
Distributions paid from:
Ordinary income	$2,212,929	$2,887,329

Total distributions paid	$2,212,929	$2,887,329

Intermediate Duration
Distributions paid from:
Ordinary income	$129,174,284	$116,651,685
Long-term capital gains	42,543,895	0

Total distributions paid	$171,718,179	$116,651,685

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$20,721,403	$0	$(1,025,988,263)	$(25,571,361)	$(1,030,838,221)
Tax-Managed International	55,458,525	0	(2,024,402,535)	21,853,879	(1,947,090,131)
Emerging Markets	7,671,421	20,157,829	(6,800,790)	(203,417,459)	(182,388,999)
Short Duration New York Municipal	20,521	0	(217,240)	(756,595)	(953,314)
Short Duration California Municipal	2,488	50,001	0	(660,694)	(608,205)
Short Duration Diversified Municipal	71,814	136,976	0	(794,746)	(585,956)
New York Municipal	1,377,323	0	(12,735,729)	57,536,782	46,178,376
California Municipal	486,571	0	(17,611,236)	46,273,572	29,148,907
Diversified Municipal	3,900,273	0	(30,709,020)	215,904,384	189,095,637
U.S. Government Short Duration	11,873	0	(646,378)	151,812	(482,693)
Short Duration Plus	0	0	(19,741,177)	29,819	(19,711,358)
Intermediate Duration	27,128,855	24,056,181	(3,665,142)	40,183,916	87,703,810

(a)	Includes tax exempt income as shown below:

Short Duration New York Municipal	$20,521
Short Duration Diversified Municipal	71,814
New York Municipal	1,377,323
California Municipal	486,571
Diversified Municipal	3,900,273

(b)	As of September 30, 2015 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2015 International Portfolio, Tax-Managed International Portfolio, New York Municipal Portfolio and California Municipal Portfolio utilized capital loss carryforwards of $51,972,522, $142,666,575, $2,850,194 and $544,928 respectively, to offset current year net realized gains. Additionally, Short Duration Plus Portfolio had $4,022,522 of capital loss carryforwards expire during the fiscal year. As of September 30, 2015 Short Duration Plus Portfolio, U.S. Government Short Duration Portfolio and Intermediate Duration Portfolio deferred $239,412, $31,529 and $3,665,142 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio elected to defer $26,702,774, $90,668,099 and $6,800,790 of post-October short-term capital losses. These losses are deemed to arise on October 1, 2015.

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Notes to Financial Statements (continued)

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of partnerships and Treasury inflation-protected securities, the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of estimated foreign capital gains tax, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2015, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$88,421,013	n/a	2017
International	910,864,476	n/a	2018
Tax-Managed International	219,338,371	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Short Duration New York Municipal	217,240	n/a	No expiration
New York Municipal	122,058	$12,613,671	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	190,642	15,014,415	No expiration
Diversified Municipal	1,073,090	29,635,930	No expiration
U.S. Government Short Duration	575,888	38,961	No expiration
Short Duration Plus	920,045	n/a	2016
Short Duration Plus	5,807,512	n/a	2017
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	3,953,736	4,798,116	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Market Risk—The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in mid-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a funds that invest largely in fixed-income securities.

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Notes to Financial Statements (continued)

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk a of decline in the market value of the Portfolios is greater than for a moneymarket fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. Puerto Rico announced recently that the Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, would default on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Short Duration New York, Short Duration California, New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Tax Risk—With respect to the Municipal Portfolios, there is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder

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Notes to Financial Statements (continued)

redemptions of Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 14.3 billion shares of common stock, par value $0.001 per share, of which 10.4 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	RETAIL ADVISOR CLASS SHARES	RETAIL CLASS R SHARES	RETAIL CLASS Z SHARES	TOTAL
International	600	200	200	200	0	200	300	1,700
Tax-Managed International	600	200	200	200	0	0	300	1,500
Emerging Markets	200	0	0	0	0	0	300	500
Short Duration New York Municipal	100	0	0	0	0	0	0	100
Short Duration California Municipal	100	0	0	0	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	0	0	0	100
New York Municipal	400	200	200	200	200	0	0	1,200
California Municipal	200	200	200	200	200	0	0	1,000
Diversified Municipal	800	400	400	400	400	0	0	2,400

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	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	RETAIL ADVISOR CLASS SHARES	RETAIL CLASS R SHARES	RETAIL CLASS Z SHARES	TOTAL
U.S. Government Short Duration	200	0	0	0	0	0	0	200
Short Duration Plus	200	200	200	200	0	200	0	1,000
Intermediate Duration	600	0	0	0	0	0	0	600

Share transactions for each Portfolio for the six months ended March 31, 2016 and the year ended September 30, 2015, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
International Class Shares
Shares sold	12,263,970	27,163,145	$184,738,988	$422,238,282
Shares issued to shareholders on reinvestment of dividends	1,258,372	1,808,646	19,177,587	27,726,542
Shares redeemed	(20,067,340)	(26,293,071)	(297,042,328)	(410,396,933)

Net increase (decrease)	(6,544,998)	2,678,720	(93,125,753)	39,567,891
Beginning of period	99,072,412	96,393,692	2,455,414,167	2,415,846,276

End of period	92,527,414	99,072,412	$2,362,288,414	$2,455,414,167

Class A Shares
Shares sold	9,927	68,893	$147,414	$1,068,576
Shares issued to shareholders on reinvestment of dividends	3,916	5,297	58,779	80,040
Shares converted from Class B	1,494	6,584	21,741	101,969
Shares redeemed	(27,245)	(68,300)	(400,735)	(1,065,570)

Net increase (decrease)	(11,908)	12,474	(172,801)	185,015
Beginning of period	288,404	275,930	22,362,173	22,177,158

End of period	276,496	288,404	$22,189,372	$22,362,173

Class B Shares
Shares issued to shareholders on reinvestment of dividends	0 (a)	77	$8	$1,177
Shares converted to Class A	(1,476)	(6,547)	(21,741)	(101,969)
Shares redeemed	(215)	(379)	(3,250)	(5,713)

Net decrease	(1,691)	(6,849)	(24,983)	(106,505)
Beginning of period	3,751	10,600	1,564,645	1,671,150

End of period	2,060	3,751	$1,539,662	$1,564,645

2016 Semi-Annual Report	97

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class C Shares
Shares sold	13,117	12,811	$194,353	$199,411
Shares issued to shareholders on reinvestment of dividends	719	1,717	10,830	26,049
Shares redeemed	(15,695)	(34,708)	(228,964)	(536,260)

Net decrease	(1,859)	(20,180)	(23,781)	(310,800)
Beginning of period	127,305	147,485	12,144,052	12,454,852

End of period	125,446	127,305	$12,120,271	$12,144,052

Class Z Shares (b)
Shares sold	10,357,615	0	$145,110,002	$0

Net increase	10,357,615	0	145,110,002	0

End of period	10,357,615	0	$145,110,002	$0

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Tax-Managed International Class Shares
Shares sold	20,968,977	43,698,071	$315,858,335	$682,384,767
Shares issued to shareholders on reinvestment of dividends	2,843,569	3,742,111	43,506,600	57,628,509
Shares redeemed	(47,181,056)	(41,150,480)	(689,477,735)	(645,758,204)

Net increase (decrease)	(23,368,510)	6,289,702	(330,112,800)	94,255,072
Beginning of period	241,825,728	235,536,026	5,396,187,882	5,301,932,810

End of period	218,457,218	241,825,728	$5,066,075,082	$5,396,187,882

Class A Shares
Shares sold	4,434	9,282	$66,249	$146,563
Shares issued to shareholders on reinvestment of dividends	1,385	2,051	20,881	31,141
Shares converted from Class B	806	105	12,127	1,655
Shares redeemed	(2,483)	(11,014)	(37,457)	(170,839)

Net increase	4,142	424	61,800	8,520
Beginning of period	97,009	96,585	6,526,108	6,517,588

End of period	101,151	97,009	$6,587,908	$6,526,108

98	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class B Shares
Shares sold	0	282	$0	$4,410
Shares issued to shareholders on reinvestment of dividends	0	18	0	281
Shares converted to Class A	(806)	(104)	(12,127)	(1,655)
Shares redeemed	0 (a)	(1)	(2)	(20)

Net increase (decrease)	(806)	195	(12,129)	3,016
Beginning of period	1,098	903	282,905	279,889

End of period	292	1,098	$270,776	$282,905

Class C Shares
Shares sold	0	7,758	$0	$121,663
Shares issued to shareholders on reinvestment of dividends	159	253	2,424	3,853
Shares redeemed	(6,672)	(5,654)	(98,818)	(87,496)

Net increase (decrease)	(6,513)	2,357	(96,394)	38,020
Beginning of period	29,192	26,835	2,497,245	2,459,225

End of period	22,679	29,192	$2,400,851	$2,497,245

Class Z Shares (b)
Shares sold	21,691,645	0	$305,852,002	$0

Net increase	21,691,645	0	305,852,002	0

End of period	21,691,645	0	$305,852,002	$0

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Emerging Markets Class Shares
Shares sold	5,742,260	7,451,291	$126,521,884	$198,373,060
Shares issued to shareholders on reinvestment of dividends and distributions	1,160,022	1,572,548	26,262,900	42,836,212
Shares redeemed	(6,912,824)	(5,839,055)	(151,816,245)	(158,162,164)

Net increase (decrease)	(10,542)	3,184,784	968,539	83,047,108
Beginning of period	48,798,099	45,613,315	1,293,520,917	1,210,473,809

End of period	48,787,557	48,798,099	$1,294,489,456	$1,293,520,917

2016 Semi-Annual Report	99

Notes to Financial Statements (continued)

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class Z Shares (a)
Shares sold	4,671,857	0	$98,996,002	$0

Net increase	4,671,857	0	98,996,002	0

End of period	4,671,857	0	$98,996,002	$0

(a)	Commenced distribution on January 15, 2016.

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Shares sold	417,751	2,049,398	$5,204,198	$25,567,810
Shares issued to shareholders on reinvestment of dividends and distributions	8,016	15,687	99,900	195,650
Shares redeemed	(936,720)	(4,536,404)	(11,678,536)	(56,576,284)

Net decrease	(510,953)	(2,471,319)	(6,374,438)	(30,812,824)
Beginning of period	4,833,693	7,305,012	61,193,812	92,006,636

End of period	4,322,740	4,833,693	$54,819,374	$61,193,812

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Shares sold	151,306	923,203	$1,881,709	$11,522,948
Shares issued to shareholders on reinvestment of dividends and distributions	4,271	6,248	53,049	78,057
Shares redeemed	(661,259)	(2,186,976)	(8,224,478)	(27,289,068)

Net decrease	(505,682)	(1,257,525)	(6,289,720)	(15,688,063)
Beginning of period	2,000,875	3,258,400	25,566,056	41,254,119

End of period	1,495,193	2,000,875	$19,276,336	$25,566,056

100	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Shares sold	2,708,243	8,105,933	$34,114,866	$102,070,842
Shares issued to shareholders on reinvestment of dividends and distributions	37,063	43,675	466,631	550,178
Shares redeemed	(5,110,559)	(13,528,408)	(64,363,326)	(170,386,312)

Net decrease	(2,365,253)	(5,378,800)	(29,781,829)	(67,765,292)
Beginning of period	15,055,922	20,434,722	190,327,079	258,092,371

End of period	12,690,669	15,055,922	$160,545,250	$190,327,079

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Municipal Class Shares
Shares sold	8,525,645	16,809,283	$121,149,371	$237,498,112
Shares issued to shareholders on reinvestment of dividends and distributions	928,625	1,932,681	13,187,409	27,301,931
Shares redeemed	(6,466,016)	(17,371,578)	(91,862,812)	(245,500,858)

Net increase	2,988,254	1,370,386	42,473,968	19,299,185
Beginning of period	102,528,623	101,158,237	1,393,024,627	1,373,725,442

End of period	105,516,877	102,528,623	$1,435,498,595	$1,393,024,627

Class A Shares
Shares sold	1,377,542	2,154,340	$19,539,313	$30,473,688
Shares issued to shareholders on reinvestment of dividends and distributions	92,114	217,532	1,307,739	3,073,138
Shares converted from Class B	604	7,593	8,576	106,884
Shares redeemed	(2,224,538)	(3,891,960)	(31,567,330)	(54,897,996)

Net decrease	(754,278)	(1,512,495)	(10,711,702)	(21,244,286)
Beginning of period	13,283,688	14,796,183	192,209,130	213,453,416

End of period	12,529,410	13,283,688	$181,497,428	$192,209,130

2016 Semi-Annual Report	101

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class B Shares
Shares sold	0 (a)	1	$0	$14
Shares issued to shareholders on reinvestment of dividends and distributions	9	103	114	1,460
Shares converted to Class A	(605)	(7,597)	(8,576)	(106,884)
Shares redeemed	0	(1,528)	(1)	(21,474)

Net decrease	(596)	(9,021)	(8,463)	(126,884)
Beginning of period	1,841	10,862	829,782	956,666

End of period	1,245	1,841	$821,319	$829,782

Class C Shares
Shares sold	289,206	344,774	$4,107,578	$4,877,134
Shares issued to shareholders on reinvestment of dividends and distributions	21,099	51,551	299,495	728,385
Shares redeemed	(363,483)	(1,103,427)	(5,167,820)	(15,590,977)

Net decrease	(53,178)	(707,102)	(760,747)	(9,985,458)
Beginning of period	4,146,621	4,853,723	60,799,150	70,784,608

End of period	4,093,443	4,146,621	$60,038,403	$60,799,150

(a)	Share amount is less than one full share.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Municipal Class Shares
Shares sold	6,745,672	12,821,814	$97,723,682	$185,141,626
Shares issued to shareholders on reinvestment of dividends	619,451	1,217,389	8,970,927	17,570,554
Shares redeemed	(5,030,638)	(9,644,564)	(72,862,207)	(139,347,578)

Net increase	2,334,485	4,394,639	33,832,402	63,364,602
Beginning of period	71,990,198	67,595,559	1,004,769,297	941,404,695

End of period	74,324,683	71,990,198	$1,038,601,699	$1,004,769,297

102	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class A Shares
Shares sold	1,440,658	2,557,459	$20,816,871	$36,983,162
Shares issued to shareholders on reinvestment of dividends	35,835	80,689	519,024	1,165,099
Shares converted from Class B	49	100	710	1,438
Shares redeemed	(1,598,715)	(4,322,532)	(23,089,976)	(62,421,640)

Net decrease	(122,173)	(1,684,284)	(1,753,371)	(24,271,941)
Beginning of period	6,402,960	8,087,244	94,796,081	119,068,022

End of period	6,280,787	6,402,960	$93,042,710	$94,796,081

Class B Shares
Shares issued to shareholders on reinvestment of dividends	0	3	$9	$29
Shares converted to Class A	(49)	(100)	(710)	(1,438)
Shares redeemed	0	(1)	0	(14)

Net decrease	(49)	(98)	(701)	(1,423)
Beginning of period	156	254	422,227	423,650

End of period	107	156	$421,526	$422,227

Class C Shares
Shares sold	62,697	220,460	$908,802	$3,180,519
Shares issued to shareholders on reinvestment of dividends	5,571	12,466	80,645	179,959
Shares redeemed	(96,435)	(302,367)	(1,396,012)	(4,370,073)

Net decrease	(28,167)	(69,441)	(406,565)	(1,009,595)
Beginning of period	1,520,911	1,590,352	22,408,880	23,418,475

End of period	1,492,744	1,520,911	$22,002,315	$22,408,880

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Municipal Class Shares
Shares sold	32,717,239	68,278,825	$476,833,357	$990,655,894
Shares issued to shareholders on reinvestment of dividends and distributions	2,733,847	5,482,969	39,823,646	79,487,767
Shares redeemed	(26,539,819)	(55,681,255)	(386,526,756)	(806,729,136)

Net increase	8,911,267	18,080,539	130,130,247	263,414,525
Beginning of period	335,883,823	317,803,284	4,670,466,507	4,407,051,982

End of period	344,795,090	335,883,823	$4,800,596,754	$4,670,466,507

2016 Semi-Annual Report	103

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class A Shares
Shares sold	4,423,292	25,400,779	$64,517,243	$368,929,151
Shares issued to shareholders on reinvestment of dividends and distributions	162,682	1,372,939	2,371,236	19,918,614
Shares converted from Class B	1,198	1,993	17,391	28,776
Shares redeemed	(5,583,495)	(99,594,173)	(81,319,175)	(1,438,051,056)

Net decrease	(996,323)	(72,818,462)	(14,413,305)	(1,049,174,515)
Beginning of period	33,125,740	105,944,202	486,652,628	1,535,827,143

End of period	32,129,417	33,125,740	$472,239,323	$486,652,628

Class B Shares
Shares sold	611	910	$8,950	$13,101
Shares issued to shareholders on reinvestment of dividends and distributions	14	50	209	732
Shares converted to Class A	(1,198)	(1,992)	(17,391)	(28,776)
Shares redeemed	0	(129)	0	(1,883)

Net decrease	(573)	(1,161)	(8,232)	(16,826)
Beginning of period	6,646	7,807	726,426	743,252

End of period	6,073	6,646	$718,194	$726,426

Class C Shares
Shares sold	482,483	669,857	$7,029,043	$9,733,694
Shares issued to shareholders on reinvestment of dividends and distributions	23,695	63,769	345,180	925,144
Shares redeemed	(789,801)	(1,902,823)	(11,510,375)	(27,626,088)

Net decrease	(283,623)	(1,169,197)	(4,136,152)	(16,967,250)
Beginning of period	8,077,566	9,246,763	119,553,811	136,521,061

End of period	7,793,943	8,077,566	$115,417,659	$119,553,811

Advisor Class Shares (a)
Shares sold	9,698,175	75,539,024	$141,212,765	$1,088,142,973
Shares issued to shareholders on reinvestment of dividends and distributions	748,311	106,602	10,896,789	1,536,272
Shares redeemed	(9,777,666)	(1,560,667)	(142,633,007)	(22,492,663)

Net increase	668,820	74,084,959	9,476,547	1,067,186,582
Beginning of period	74,084,959	0	1,067,186,582	0

End of period	74,753,779	74,084,959	$1,076,663,129	$1,067,186,582

(a)	Commenced distribution on June 26, 2015.

104	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Shares sold	283,481	593,863	$3,536,862	$7,434,764
Shares issued to shareholders on reinvestment of dividends and distributions	3,545	6,609	44,165	82,754
Shares redeemed	(1,470,548)	(1,271,639)	(18,321,951)	(15,918,599)

Net decrease	(1,183,522)	(671,167)	(14,740,924)	(8,401,081)
Beginning of period	2,919,834	3,591,001	37,025,276	45,426,357

End of period	1,736,312	2,919,834	$22,284,352	$37,025,276

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Short Duration Plus Class Shares
Shares sold	11,358,662	9,600,271	$133,104,838	$112,823,331
Shares issued to shareholders on reinvestment of dividends	61,188	127,991	716,391	1,503,428
Shares redeemed	(5,859,262)	(14,056,126)	(68,515,831)	(165,048,681)

Net increase (decrease)	5,560,588	(4,327,864)	65,305,398	(50,721,922)
Beginning of period	22,363,070	26,690,934	289,227,478	339,949,400

End of period	27,923,658	22,363,070	$354,532,876	$289,227,478

Class A Shares
Shares sold	2,848,163	1,866,695	$33,352,376	$21,933,404
Shares issued to shareholders on reinvestment of dividends	7,042	10,790	82,536	126,756
Shares converted from Class B	9,422	40,391	110,492	474,766
Shares redeemed	(3,668,441)	(3,433,003)	(42,936,756)	(40,358,831)

Net decrease	(803,814)	(1,515,127)	(9,391,352)	(17,823,905)
Beginning of period	3,058,179	4,573,306	39,832,225	57,656,130

End of period	2,254,365	3,058,179	$30,440,873	$39,832,225

Class B Shares
Shares sold	5,590	15,617	$65,414	$183,413
Shares issued to shareholders on reinvestment of dividends	25	65	295	766
Shares converted to Class A	(9,439)	(40,473)	(110,493)	(474,766)
Shares redeemed	(6,490)	(46,321)	(75,832)	(543,133)

Net decrease	(10,314)	(71,112)	(120,616)	(833,720)
Beginning of period	29,090	100,202	2,159,991	2,993,711

End of period	18,776	29,090	$2,039,375	$2,159,991

2016 Semi-Annual Report	105

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class C Shares
Shares sold	198,652	278,256	$2,319,307	$3,263,414
Shares issued to shareholders on reinvestment of dividends	1,361	1,370	15,915	16,057
Shares redeemed	(244,097)	(431,468)	(2,852,553)	(5,063,094)

Net decrease	(44,084)	(151,842)	(517,331)	(1,783,623)
Beginning of period	1,170,624	1,322,466	15,325,086	17,108,709

End of period	1,126,540	1,170,624	$14,807,755	$15,325,086

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Shares sold	13,998,842	27,961,563	$184,591,004	$380,228,364
Shares issued to shareholders on reinvestment of dividends and distributions	6,935,059	10,994,716	91,061,705	148,856,866
Shares redeemed	(24,722,439)	(62,479,447)	(326,096,587)	(854,035,949)

Net decrease	(3,788,538)	(23,523,168)	(50,443,878)	(324,950,719)
Beginning of period	257,035,625	280,558,793	3,361,668,164	3,686,618,883

End of period	253,247,087	257,035,625	$3,311,224,286	$3,361,668,164

As of March 31, 2016, certain shareholders of the Short Duration California Municipal Portfolio and U.S. Government Short Duration owned 27% and 27% of the Portfolio’s outstanding shares, respectively. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2016.

106	Sanford C. Bernstein Fund, Inc.

NOTE 8.	New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.	Liquidation of U.S. Government Short Duration Portfolio

At a meeting held on January 27, 2016, the Board approved the liquidation and termination of U.S. Government Short Duration Portfolio (the “Portfolio”) and made a liquidating distribution on May 3, 2016 (the “Liquidation Date”). The liquidation of the Portfolio may result in a taxable event for shareholders who are subject to federal income tax. Shareholders should consult their tax advisers.

NOTE 10.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2016 Semi-Annual Report	107

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Seth Masters

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Sharon E. Fay(1)

Vice President

Kent Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Karen A. Sesin(1)

Vice President

Henry S. D’Auria(1)

Vice President

Kevin F. Simms(1)

Vice President

Fred S. Cohen(1)

Vice President

R.B. (“Guy”) Davidson III(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Avi Lavi(2)

Vice President

Shawn E. Keegan(1)

Vice President

Michael S. Canter(1)

Vice President

Douglas J. Peebles(1)

Vice President

Greg J. Wilensky(1)

Vice President

Paul J. DeNoon(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team. Mses. Fay and Sesin and Messrs. Hargis, Saltiel and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team. Ms. Sesin and Messrs. D’Auria and Saltiel are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio. The day-to-day management of, and investment decisions for, the U.S. Government Short Duration Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan and Wilensky are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter, DeNoon, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Cohen, Davidson, Hults and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

(2) Effective June 30, 2016, Avi Lavi, Senior Vice President of the Manager, will replace Kevin F. Simms on the International Team.

108	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio1

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Funds (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 22, 2015. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 21, 2015, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2015 certain information relating to the profitability of the Adviser in 2014 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2015. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 17, 2015, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on October 22, 2015, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of enhancements made to the investment strategies and research processes over multiple years. Following the September 17, 2015 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 7, 2015. The Independent Directors held a telephonic meeting on October 15, 2015 to discuss the contract renewal materials and supplemental materials. On October 21-22, 2015, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 22, 2015, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 22, 2015 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

1 This liquidation of this Portfolio was approved on January 27, 2016.

2016 Semi-Annual Report	109

Board’s Consideration of Investment Management Arrangement (continued)

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2015 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2015. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

110	Sanford C. Bernstein Fund, Inc.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2013 and 2014, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 23, 2015 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 22, 2015 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of proposed changes in the operation of the Overlay Portfolios, it was anticipated that there would be significant waivers of management fees for those Portfolios to reflect their investment in underlying portfolios managed by the Adviser.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain

2016 Semi-Annual Report	111

Board’s Consideration of Investment Management Arrangement (continued)

Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2016, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2016, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

112	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2016 Semi-Annual Report	113

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

In connection with the establishment of the International Small Cap Portfolio of the Bernstein Fund, Inc., the Adviser proposed at the September 17, 2015 meeting to revise the investment policies of Tax-Managed International Portfolio and International Portfolio to reduce or eliminate the Portfolios’ small-cap exposure to permit them to focus on securities of larger companies.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1 The Senior Officer’s evaluation was completed on October 5, 2015 and discussed with the Board on October 14, 21 and 22, 2015.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

114	Sanford C. Bernstein Fund, Inc.

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed removing the 5 basis points advisory fee waiver.
U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

3 Jones v. Harris at 1427.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

2016 Semi-Annual Report	115

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

The Portfolios’ net assets on September 30, 2015 and September 30, 2014 are set forth below:

PORTFOLIO	09/30/15 NET ASSETS ($MM)	09/30/14 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,569.0	$3,754.9	-$	185.9
International Portfolio	$1,460.6	$1,535.8	-$	75.2
Emerging Markets Portfolio	$1,108.2	$1,299.2	-$	191.0
U.S. Government Short Duration Portfolio	$36.6	$45.0	-$	8.4
Short Duration Plus Portfolio	$313.2	$384.1	-$	70.9
Intermediate Duration Portfolio	$3,453.7	$3,852.8	-$	399.1
Short Duration California Municipal Portfolio	$25.0	$40.8	-$	15.8
Short Duration Diversified Municipal Portfolio	$189.9	$257.3	-$	67.4
Short Duration New York Municipal Portfolio	$60.7	$91.3	-$	30.6
California Municipal Portfolio	$1,151.9	$1,119.9		$32.0
Diversified Municipal Portfolio	$6,530.5	$6,298.7		$231.8
New York Municipal Portfolio	$1,693.4	$1,713.0	-$	19.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2015 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE
PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.928%	0.821%[5]	-0.107%
International Portfolio	0.968%	0.851%[5]	-0.117%
Emerging Markets Portfolio	1.238%	1.113%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.464%	0.458%	-0.006%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.493%	0.493%	0.000%
Diversified Municipal Portfolio	0.458%	0.419%	-0.039%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

5 The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

116	Sanford C. Bernstein Fund, Inc.

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2015:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/15 TOTAL EXPENSE RATIO[6]
Tax-Managed International Portfolio[7]	Private Client	1.11%
	Class A	1.14%
	Class B	1.85%
	Class C	1.86%

International Portfolio[7]	Private Client	1.16%
	Class A	1.18%
	Class B	1.90%
	Class C	1.90%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.78%

Short Duration Plus Portfolio[8],[9]	Private Client	0.63%
	Class A	0.99%
	Class B	1.15%
	Class C	1.14%

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[8]	Private Client	0.78%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.68%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.85%
	Class B	1.94%
	Class C	1.57%

Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.83%
	Class B	1.59%
	Class C	1.55%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.83%
	Class B	1.57%
	Class C	1.55%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed.

6 Annualized.

7 Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month ended March 31, 2015, such fees amounted to $4,388 and $23,775, respectively for Tax-Managed International Portfolio and International Portfolio

8 For the six month period ending March 31, 2015, to prevent expenses of Short Duration Plus Portfolio and Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $8,757 and $1,066, respectively. Short Duration Plus Portfolio’s distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, reimbursed an additional amount of $95.

9 ABI voluntarily agreed to waive a portion of the Portfolio’s Rule 12b-1 fee for Classes A, B and C shares to limit such fee to 0.20%, 0.45% and 0.45%, respectively for each share class. For the six months ended March 31, 2015, such waiver amounted to $43,745.

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Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.10 In addition to the relevant AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2015 net assets.11

PORTFOLIO	NET ASSETS 09/30/15 ($MIL)	AB INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio[12]	$3,569.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.821%

International Portfolio[12]	$1,460.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.420%	0.851%

10 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12 The effective advisory fee shown for the Portfolio reflects the 5 basis points advisory fee waiver currently in place.

118	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/15 ($MIL)	AB INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Emerging Markets Portfolio[12]	$1,108.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.809%	1.113%

U.S. Government Short Duration Portfolio[13]	$36.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.255%	0.450%

Short Duration Plus Portfolio	$313.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.283%	0.450%

Intermediate Duration Portfolio	$3,453.7	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.255%	0.458%

Short Duration California Municipal Portfolio	$25.0	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.280%	0.450%

Short Duration Diversified Municipal Portfolio	$189.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.187%	0.450%

Short Duration New York Municipal Portfolio	$60.7	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.233%	0.450%

California Municipal Portfolio	$1,151.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.493%

13 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AB Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

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PORTFOLIO	NET ASSETS 09/30/15 ($MIL)	AB INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Diversified Municipal Portfolio	$6,530.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.419%

New York Municipal Portfolio	$1,693.4	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.14 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2015 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.851%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.113%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

14 Group peers selected by Lipper from the 2015 Lipper 15(c) Report.

120	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Intermediate Duration Portfolio[15]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.450%	0.458%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.493%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.407%	0.419%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2015 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio[16]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.995%	1.113%

	Emerging Markets Growth Portfolio[17]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance The Adviser is currently waiving 5 basis points of its advisory fee.	1.113%	1.113%

15 The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%.

16 Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries.

17 Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

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The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[18]
Emerging Markets Portfolio	Emerging Markets Growth
	Class A	1.70%
	Class I (Institutional)	0.90%

Emerging Markets Portfolio	Emerging Markets Value
	Class A	1.75%
	Class I (Institutional)	0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[19],[20]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2015 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1[21]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.584%	0.851%

Emerging Markets Portfolio[22]	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.482%	1.113%

18 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

19 The ITM fund is privately placed or institutional.

20 The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

21 The sub-advised relationship is with an affiliate of the Adviser.

22 The advisory fee shown for Emerging Markets Portfolio includes the 5 basis points advisory fee waiver.

122	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
U.S. Government Short Duration Portfolio	Client #3[21]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[21]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.419%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.23,24 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)25 and the Portfolio’s contractual management fee ranking.26

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Broadridge peers.

23 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

24 On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

25 Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

26 The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

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PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK
Tax-Managed International Portfolio[27]	0.869	0.819	10/14
Pro-forma	0.819	0.819	8/14

International Portfolio[27]	0.897	0.944	6/15
Pro-forma	0.847	0.944	5/15

Emerging Markets Portfolio[28],[29]	1.150	1.125	10/18
Pro-forma	1.100	1.125	9/18

U.S. Government Short Duration Portfolio	0.450	0.450	7/14

Short Duration Plus Portfolio	0.450	0.400	11/19

Intermediate Duration Portfolio	0.457	0.395	11/15

Short Duration California Municipal Portfolio[30]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.423	8/13

Short Duration New York Municipal Portfolio[30]	0.450	0.450	5/9

California Municipal Portfolio[30]	0.493	0.483	9/15

Diversified Municipal Portfolio	0.419	0.415	10/15

New York Municipal Portfolio[30]	0.479	0.472	11/16

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[31]	BROADRIDGE. EG MEDIAN (%)	BROADRIDGE GROUP RANK	BROADRIDGE. EU MEDIAN (%)	BROADRIDGE UNIVERSE RANK
Tax-Managed International Portfolio	1.109	1.150	7/14	1.150	117/257
Without 5 bp adv. fee waiver	1.159	1.150	7/14	1.150	131/257
International Portfolio	1.152	1.254	5/15	1.150	130/257
Without 5 bp adv. fee waiver	1.202	1.254	5/15	1.150	150/257
Emerging Markets Portfolio	1.436	1.561	6/18	1.407	210/395
Without 5 bp adv. fee waiver	1.486	1.561	6/18	1.407	231/395
U.S. Government Short Duration Portfolio	0.779	0.778	8/14	0.701	35/55

27 On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

28 The Portfolio’s actual management fee was 1.098%, while the EG and EU medians for actual (net) management fees was 1.088% and 0.962%, respectively. The Portfolio’s management fee on a gross basis, in which the management fee waiver is added to the management fee, was 1.148%, while the EG and EU medians for gross management fees were 1.103% and 1.048%, respectively.

29 The difference between the contractual management fee and actual management fee is that the contractual management fees for the Portfolio and its peers are based on the Portfolio’s current net assets rounded to the nearest $25 million, and does not include any temporary management fee waivers or reimbursements. Actual net and gross management fees are based on each fund’s actual average net assets, regardless the statuses of the management fee waivers or reimbursements.

30 Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

31 The total expense ratios are for the most recently completed fiscal year Private Client Class.

124	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	EXPENSE RATIO (%)	BROADRIDGE. EG MEDIAN (%)	BROADRIDGE GROUP RANK	BROADRIDGE. EU MEDIAN (%)	BROADRIDGE UNIVERSE RANK
Short Duration Plus Portfolio	0.624	0.651	8/19	0.621	85/168
Intermediate Duration Portfolio	0.581	0.780	4/15	0.651	99/284
Short Duration California Municipal Portfolio[32]	0.727	0.727	5/9	0.665	10/17
Short Duration Diversified Municipal Portfolio	0.620	0.642	6/14	0.555	43/66
Short Duration New York Municipal Portfolio[32]	0.665	0.665	5/9	0.665	9/17
California Municipal Portfolio[32]	0.635	0.741	5/16	0.608	98/177
Diversified Municipal Portfolio	0.557	0.678	4/15	0.609	50/131
New York Municipal Portfolio[32]	0.614	0.747	3/16	0.627	75/155

Based on this analysis, considering pro-forma information where possible, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis, with the exception of International Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio, which have equally favorable rankings, and U.S. Government Short Duration Portfolio, which has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013. Including administrative and servicing expenses, with the exception of California Municipal Portfolio, where the Adviser’s 2014 profitability was equal to 2013, and U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio, and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013.

32 Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

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The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2014:33

PORTFOLIO	SHAREHOLDER SERVICING AGREEMENT FEE
Tax-Managed International Portfolio	$9,754,879
International Portfolio	4,078,030
Emerging Markets Portfolio	3,180,336
U.S. Government Short Duration Portfolio	48,774
Short Duration Plus Portfolio	347,138
Intermediate Duration Portfolio	3,885,193
Short Duration California Municipal Portfolio	51,916
Short Duration Diversified Municipal Portfolio	279,244
Short Duration New York Municipal Portfolio	99,339
California Municipal Portfolio	934,129
Diversified Municipal Portfolio	4,395,640
New York Municipal Portfolio	1,371,449

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2015, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

PORTFOLIO	09/30/15 TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.05%
International Portfolio	0.42%
Short Duration Plus Portfolio	15.97%
California Municipal Portfolio	9.92%
Diversified Municipal Portfolio	25.55%
New York Municipal Portfolio	14.52%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

33 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

126	Sanford C. Bernstein Fund, Inc.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2014:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$135
International Portfolio	459
Short Duration Plus Portfolio	773
California Municipal Portfolio	8
Diversified Municipal Portfolio	586
New York Municipal Portfolio	0

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2014:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$9,920	$12
International Portfolio	42,247	501
Short Duration Plus Portfolio	362,791	605
California Municipal Portfolio	596,822	6,613
Diversified Municipal Portfolio	5,467,648	123,228
New York Municipal Portfolio	1,349,236	23,945

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2014:34

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio[35]	$860
International Portfolio[26]	5,908
Short Duration Plus Portfolio	27,675
California Municipal Portfolio	18,027
Diversified Municipal Portfolio	308,071
New York Municipal Portfolio	32,390

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2014.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

34 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2014, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

35 Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

2016 Semi-Annual Report	127

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,36 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.37 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.38 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.39

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $471 billion as of August 31, 2015, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

36 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

37 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

38 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

39 There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

128	Sanford C. Bernstein Fund, Inc.

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios40 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”)41 for the periods ended July 31, 2015.42 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio[43]
	1 year	0.11	2.47	3.26	12/14	239/315
	3 year	12.11	13.03	12.35	9/14	148/270
	5 year	6.15	9.61	9.29	12/14	225/246
	10 year	2.55	7.68	6.43	10/10	125/125

International Portfolio[43]
	1 year	0.10	3.26	3.26	12/15	241/315
	3 year	12.04	12.83	12.35	9/13	151/270
	5 year	6.14	9.33	9.29	13/13	226/246
	10 year	2.65	6.87	6.43	10/10	122/125

Emerging Markets Portfolio
	1 year	-9.55	-10.65	-11.69	8/18	232/628
	3 year	4.17	2.58	2.07	6/17	143/431
	5 year	1.36	2.24	2.01	9/13	161/279
	10 year	6.47	7.17	7.85	7/10	90/120

U.S. Government Short Duration Portfolio
	1 year	0.97	1.24	1.23	10/14	54/69
	3 year	0.69	1.03	0.86	10/13	44/62
	5 year	1.00	1.45	1.20	9/12	48/59
	10 year	2.64	3.03	3.08	10/11	33/39

Short Duration Plus Portfolio
	1 year	1.10	1.34	1.37	12/19	177/243
	3 year	0.97	1.77	1.73	15/18	190/199
	5 year	1.27	2.41	2.39	15/18	160/164
	10 year	2.38	3.61	3.58	15/15	111/115

Intermediate Duration Portfolio
	1 year	3.36	3.21	2.80	5/15	47/399
	3 year	2.61	2.65	2.52	10/15	147/356
	5 year	4.22	4.40	4.32	12/14	174/321
	10 year	5.43	5.27	5.29	5/13	87/216

Short Duration California Municipal Portfolio
	1 year	0.38	1.84	1.78	7/7	15/15
	3 year	0.74	2.22	1.95	7/7	15/15
	5 year	1.03	3.21	2.05	7/7	10/14
	10 year	2.33	3.90	3.90	5/5	7/7

Short Duration Diversified Municipal Portfolio
	1 year	0.59	0.88	0.93	12/14	70/82
	3 year	0.80	1.14	1.14	11/13	61/70
	5 year	1.24	1.69	1.68	11/12	50/65
	10 year	2.45	2.75	2.75	6/7	30/42

40 The gross performance returns are for the Private Client class shares of the Portfolios.

41 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

42 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

43 As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

2016 Semi-Annual Report	129

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Short Duration New York Municipal Portfolio
	1 year	0.71	1.14	1.67	3/3	7/7
	3 year	0.93	0.95	0.95	3/3	5/7
	5 year	1.28	1.35	2.64	3/3	6/6
	10 year	2.42	2.56	3.61	3/3	6/6

California Municipal Portfolio
	1 year	2.41	3.11	2.84	2/2	30/31
	3 year	1.77	2.51	2.77	2/2	27/28
	5 year	3.09	4.00	4.28	2/2	26/27
	10 year	3.93	4.34	4.48	2/2	19/22

Diversified Municipal Portfolio
	1 year	2.26	3.04	2.96	14/15	123/165
	3 year	1.85	2.53	2.65	15/15	121/143
	5 year	3.04	4.28	4.11	14/14	102/118
	10 year	3.92	4.56	4.55	12/12	67/71

New York Municipal Portfolio
	1 year	2.63	3.19	2.96	2/2	18/24
	3 year	1.78	2.28	2.46	2/2	21/21
	5 year	2.95	3.65	3.81	2/2	20/20
	10 year	3.90	4.27	4.24	2/2	16/17

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)44 versus their benchmarks.45

	PERIODS ENDING JULY 31, 2015 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	-0.99	10.87	4.97	1.40	5.75
MSCI EAFE Index[46]	-0.28	12.32	8.01	5.02	6.19
Inception Date: June 22, 1992

International Portfolio	-1.05	10.76	4.92	1.45	3.13
MSCI EAFE Index	-0.28	12.32	8.01	5.02	3.99
Inception Date: April 30, 1999

Emerging Markets Portfolio	-10.84	2.68	-0.09	4.91	6.78
MSCI Emerging Markets Index	-13.38	0.61	0.58	6.62	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.19	-0.06	0.28	1.91	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.47	0.35	0.65	1.74	4.25
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: December 12, 1988

44 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

45 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

46 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

130	Sanford C. Bernstein Fund, Inc.

	PERIODS ENDING JULY 31, 2015 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Intermediate Duration Portfolio	2.76	2.02	3.63	4.83	6.30
Barclays Capital U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	6.61
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.35	0.03	0.35	1.62	2.45
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.03	0.19	0.62	1.8	2.68
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.04	0.27	0.63	1.75	2.55
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

California Municipal Portfolio	1.78	1.13	2.45	3.28	4.48
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	1.70	1.29	2.47	3.34	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

New York Municipal Portfolio	2.01	1.16	2.32	3.26	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Emerging Markets Portfolio, the Directors should consider asking the Adviser to extend the 5 basis points advisory fee waiver or to reduce the proposed advisory fee to the extent such fee will not be above the Portfolio Broadridge expense group median.47 This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2015

47 At the October 22, 2015 meeting, the Adviser agreed to implement an advisory fee waiver of 2.5 basis points effective until October 31, 2016 for Emerging Markets Portfolio.

2016 Semi-Annual Report	131

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI–1947–0316

Sanford C. Bernstein Fund, Inc.

March 31, 2016

Schedule of Investments

To the Semi-Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

March 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.0%
Financials–20.1%
Banks–9.1%
Australia & New Zealand Banking Group Ltd.	220,850	$3,959,058
Bank Hapoalim BM	2,487,910	12,914,301
Bank of Queensland Ltd.	4,260,561	39,502,963
BOC Hong Kong Holdings Ltd.	4,333,000	12,943,680
CYBG PLC(a)	1,317,960	3,946,736
Danske Bank A/S	1,894,990	53,477,489
Hang Seng Bank Ltd.	831,400	14,742,960
ING Groep NV	3,653,450	43,720,145
KB Financial Group, Inc.	390,530	10,843,927
Mitsubishi UFJ Financial Group, Inc.	15,876,200	73,564,036
OTP Bank PLC	523,260	13,127,314
Resona Holdings, Inc.	1,413,400	5,039,522
Royal Bank of Canada	128,890	7,426,247
Seven Bank Ltd.	3,073,100	13,116,219
Sumitomo Mitsui Financial Group, Inc.	189,800	5,761,884
UniCredit SpA	3,443,610	12,414,186

		326,500,667

Capital Markets–2.7%
Amundi SA(a)(b)	262,522	12,477,157
Azimut Holding SpA	664,270	15,276,299
Credit Suisse Group AG (REG)(a)	641,892	9,064,763
Partners Group Holding AG	75,650	30,392,279
UBS Group AG	1,951,637	31,394,095

		98,604,593

Diversified Financial Services–1.4%
Challenger Ltd./Australia	2,604,614	16,714,597
Euronext NV(b)	222,380	9,223,183
GRENKELEASING AG	56,881	12,077,410
IG Group Holdings PLC	1,166,780	13,383,853

		51,399,043

Insurance–6.2%
Admiral Group PLC	835,312	23,732,133
AIA Group Ltd.	5,986,200	34,025,675
Direct Line Insurance Group PLC	1,935,884	10,268,309
Dongbu Insurance Co., Ltd.	144,100	9,583,832
Euler Hermes Group	159,837	14,484,803
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	155,330	31,523,319
NN Group NV	1,305,817	42,627,951
Prudential PLC	1,723,340	32,068,683
Sampo Oyj–Class A	130,210	6,167,321

T&D Holdings, Inc.	327,800	$3,061,993
Zurich Insurance Group AG(a)	63,410	14,705,495

		222,249,514

Real Estate Management & Development–0.7%
Ayala Land, Inc.	6,494,200	4,969,741
Global Logistic Properties Ltd.	14,942,000	21,311,182

		26,280,923

		725,034,740

Consumer Discretionary–17.3%
Auto Components–3.2%
Continental AG	96,180	21,814,569
Hankook Tire Co., Ltd.	392,410	18,665,444
Magna International, Inc. (New York)–Class A	539,560	23,179,498
Plastic Omnium SA	353,524	12,141,614
Sumitomo Electric Industries Ltd.	1,901,600	23,058,660
Valeo SA	108,040	16,800,052

		115,659,837

Automobiles–2.6%
Fuji Heavy Industries Ltd.	219,200	7,740,662
Honda Motor Co., Ltd.	1,188,200	32,486,684
Peugeot SA(a)	1,842,820	31,526,992
Tata Motors Ltd. (Sponsored ADR)(a)	667,700	19,396,685
Toyota Motor Corp.	85,900	4,555,740

		95,706,763

Diversified Consumer Services–0.2%
TAL Education Group (ADR)(a)	152,483	7,575,355

Hotels, Restaurants & Leisure–1.9%
Aristocrat Leisure Ltd.	1,241,990	9,797,451
Domino’s Pizza Group PLC	284,840	4,121,905
Melco International Development Ltd.	3,967,000	5,532,516
Merlin Entertainments PLC(b)	975,344	6,484,542
Star Entertainment Grp Ltd. (The)	1,262,840	5,492,237
Tatts Group Ltd.	7,807,093	22,619,185
William Hill PLC	1,458,910	6,825,785
Yum! Brands, Inc.	109,030	8,924,105

		69,797,726

Household Durables–0.2%
Berkeley Group Holdings PLC	125,150	5,770,525

Internet & Catalog Retail–0.3%
Ctrip.com International Ltd. (ADR)(a)	120,240	5,321,823
Vipshop Holdings Ltd. (ADR)(a)	358,690	4,619,927

		9,941,750

Leisure Products–0.5%
Bandai Namco Holdings, Inc.	812,400	17,709,018

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Media–5.6%
Altice NV–Class A(a)	1,024,070	$18,190,761
CTS Eventim AG & Co. KGaA	850,628	30,162,091
Liberty Global PLC–Class A(a)	57,684	2,220,834
Liberty Global PLC–Series C(a)	876,355	32,915,894
Naspers Ltd.–Class N	135,418	18,877,236
RELX PLC	493,660	9,157,913
Rightmove PLC	74,540	4,501,207
Sky PLC	272,500	4,004,263
Thomson Reuters Corp.	335,570	13,595,914
Vivendi SA	1,394,912	29,233,077
Wolters Kluwer NV	529,800	21,116,518
WPP PLC	713,440	16,605,669

		200,581,377

Multiline Retail–0.9%
B&M European Value Retail SA	7,699,441	29,348,771
Poundland Group PLC	1,977,640	4,426,303

		33,775,074

Specialty Retail–0.4%
Card Factory PLC	889,880	4,179,352
L’Occitane International SA	309,250	552,925
Sports Direct International PLC(a)	436,249	2,366,343
WH Smith PLC	224,480	5,847,508

		12,946,128

Textiles, Apparel & Luxury Goods–1.5%
Cie Financiere Richemont SA	235,276	15,540,081
HUGO BOSS AG	264,222	17,273,267
Pacific Textiles Holdings Ltd.	3,187,000	4,609,316
Samsonite International SA	5,445,200	18,239,016

		55,661,680

		625,125,233

Industrials–13.4%
Aerospace & Defense–1.4%
Airbus Group SE	373,843	24,769,872
QinetiQ Group PLC	2,472,270	8,084,228
Zodiac Aerospace	883,317	17,640,605

		50,494,705

Air Freight & Logistics–0.2%
bpost SA	221,460	6,145,942

Airlines–3.2%
International Consolidated Airlines Group SA	3,874,200	30,722,262
Japan Airlines Co., Ltd.	1,133,800	41,565,063
Qantas Airways Ltd.(a)	7,199,133	22,471,060
Ryanair Holdings PLC (Sponsored ADR)	250,307	21,481,347

		116,239,732

Commercial Services & Supplies–1.6%
Babcock International Group PLC	2,147,416	29,242,159
Berendsen PLC	403,790	6,964,798

Regus PLC	4,473,071	$20,302,916

		56,509,873

Industrial Conglomerates–0.6%
Rheinmetall AG	297,990	23,761,152

Machinery–2.4%
Hoshizaki Electric Co., Ltd.	332,000	27,692,347
IHI Corp.	8,227,000	17,414,036
JTEKT Corp.	2,467,800	32,023,134
KION Group AG	173,530	10,095,568

		87,225,085

Professional Services–2.5%
Bureau Veritas SA	1,262,847	28,077,387
Capita PLC	1,671,146	24,949,524
Experian PLC	763,210	13,622,883
Teleperformance	263,909	23,180,010

		89,829,804

Road & Rail–0.9%
Central Japan Railway Co.	181,000	32,010,080

Trading Companies & Distributors–0.6%
Brenntag AG	253,030	14,418,341
Bunzl PLC	214,140	6,211,503

		20,629,844

		482,846,217

Information Technology–11.6%
Communications Equipment–0.2%
VTech Holdings Ltd.	582,000	6,908,568

Electronic Equipment, Instruments & Components–0.1%
PAX Global Technology Ltd.	1,977,000	1,977,620

Internet Software & Services–0.7%
Baidu, Inc. (Sponsored ADR)(a)	71,940	13,731,907
Moneysupermarket.com Group PLC	1,717,320	7,827,103
Tencent Holdings Ltd.	300,500	6,147,408

		27,706,418

IT Services–1.8%
Amadeus IT Holding SA–Class A	488,930	20,908,546
CGI Group, Inc.–Class A(a)	115,520	5,520,944
Obic Co., Ltd.	169,300	8,949,828
SCSK Corp.	241,100	9,424,552
Wirecard AG	220,630	8,337,136
Worldpay Group PLC(a)(b)	3,129,441	12,329,240

		65,470,246

Semiconductors & Semiconductor Equipment–4.2%
ARM Holdings PLC	555,280	8,085,588
ASML Holding NV	303,880	30,580,780
Infineon Technologies AG	1,695,570	24,040,342
Novatek Microelectronics Corp.	4,293,000	17,281,199
SCREEN Holdings Co., Ltd.	4,553,000	35,954,336

2	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Company	Shares	U.S. $ Value

Sumco Corp.	3,076,500	$19,316,191
Tokyo Electron Ltd.	237,500	15,468,224

		150,726,660

Software–4.2%
Check Point Software Technologies Ltd.(a)	82,130	7,183,911
Constellation Software, Inc./Canada	114,570	46,912,170
Dassault Systemes	290,250	22,996,941
NICE-Systems Ltd.	222,459	14,458,348
Nintendo Co., Ltd.	142,700	20,284,542
Oracle Corp. Japan	428,200	24,014,471
Sage Group PLC (The)	435,950	3,930,699
SAP SE	144,231	11,606,031

		151,387,113

Technology Hardware, Storage & Peripherals–0.4%
Samsung Electronics Co., Ltd.	11,790	13,530,281

		417,706,906

Health Care–8.9%
Biotechnology–0.4%
CSL Ltd.	166,980	12,976,253

Health Care Equipment & Supplies–0.7%
Essilor International SA	84,350	10,393,241
Sartorius AG (Preference Shares)	55,135	14,021,859

		24,415,100

Health Care Providers & Services–0.8%
Ramsay Health Care Ltd.	496,220	23,298,748
Sonic Healthcare Ltd.	538,510	7,723,179

		31,021,927

Life Sciences Tools & Services–1.1%
Eurofins Scientific SE	105,075	38,470,033

Pharmaceuticals–5.9%
Aspen Pharmacare Holdings Ltd.(a)	92,900	2,011,590
GlaxoSmithKline PLC	1,473,610	29,830,631
Novartis AG (REG)	153,750	11,124,100
Novo Nordisk A/S–Class B	329,735	17,856,324
Ono Pharmaceutical Co., Ltd.	116,000	4,907,105
Recordati SpA	774,963	19,384,726
Roche Holding AG	338,529	83,122,505
Sanofi	87,840	7,061,961
Shionogi & Co., Ltd.	61,000	2,867,072
Shire PLC	377,975	21,557,692
Teva Pharmaceutical Industries Ltd.	280,818	15,103,475

		214,827,181

		321,710,494

Consumer Staples–7.7%
Food & Staples Retailing–2.3%
Alimentation Couche-Tard, Inc.–Class B	199,110	8,861,257
CP ALL PCL	1,919,500	2,496,223

Delhaize Group	490,910	$51,163,009
Koninklijke Ahold NV	179,194	4,024,930
Lenta Ltd. (GDR)(a)(b)	298,880	1,880,166
Loblaw Cos., Ltd.	97,810	5,476,607
Olam International Ltd.	6,876,556	8,778,135

		82,680,327

Food Products–0.6%
Nestle SA (REG)	85,460	6,377,088
Salmar ASA	574,350	14,071,960
Universal Robina Corp.	597,570	2,813,640

		23,262,688

Household Products–0.5%
Reckitt Benckiser Group PLC	205,027	19,776,205

Personal Products–0.5%
Hengan International Group Co., Ltd.	1,059,000	9,230,594
Unilever PLC	197,173	8,891,064

		18,121,658

Tobacco–3.8%
British American Tobacco PLC	1,839,776	107,582,559
Imperial Brands PLC	415,800	23,021,697
Japan Tobacco, Inc.	120,900	5,032,176

		135,636,432

		279,477,310

Telecommunication Services–6.9%
Diversified Telecommunication Services–5.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	6,133,873	13,844,469
BT Group PLC	8,304,330	52,434,792
HKT Trust & HKT Ltd.–Class SS	8,795,000	12,108,594
Nippon Telegraph & Telephone Corp.	2,096,100	90,546,262
Singapore Telecommunications Ltd.	3,888,300	10,967,009
Telefonica Brasil SA (Preference Shares)	1,157,903	14,568,585
Telenor ASA	323,000	5,222,605
Telstra Corp., Ltd.	1,202,740	4,908,349

		204,600,665

Wireless Telecommunication Services–1.2%
Tower Bersama Infrastructure Tbk PT(a)	13,686,000	6,000,468
Vodafone Group PLC	11,825,452	37,577,178

		43,577,646

		248,178,311

Energy–4.8%
Oil, Gas & Consumable Fuels–4.8%
JX Holdings, Inc.	9,734,100	37,479,798
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,644,820	39,860,004

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC–Class A	1,150,340	$27,776,049
Royal Dutch Shell PLC–Class B	508,105	12,364,613
TOTAL SA	975,995	44,409,043
Tupras Turkiye Petrol Rafinerileri AS(a)	455,900	12,840,731

		174,730,238

Materials–3.3%
Chemicals–3.2%
Arkema SA	371,377	27,822,640
Croda International PLC	98,510	4,289,394
Essentra PLC	3,152,982	37,433,534
Givaudan SA (REG)	5,130	10,053,775
JSR Corp.	991,900	14,262,832
Koninklijke DSM NV	392,273	21,567,572

		115,429,747

Containers & Packaging–0.1%
Amcor Ltd./Australia	345,300	3,791,761

		119,221,508

Utilities–2.0%
Electric Utilities–1.6%
EDP–Energias de Portugal SA	11,797,130	41,885,012
Korea Electric Power Corp.	335,470	17,573,738

		59,458,750

Independent Power and Renewable Electricity Producers–0.4%
Huaneng Power International, Inc.–Class H	13,590,000	12,150,054
TerraForm Global, Inc.–Class A(a)	1,006,478	2,395,417

		14,545,471

		74,004,221

Total Common Stocks (cost $3,343,956,779)		3,468,035,178

WARRANTS–1.1%

Financials–0.5%
Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	898,750	14,998,611
Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(a)	200,930	3,353,181

		18,351,792

Information Technology–0.4%
IT Services–0.4%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(a)	432,570	$5,315,551
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	275,870	10,494,719

		15,810,270

Health Care–0.2%
Pharmaceuticals–0.2%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	510,680	6,320,869

Total Warrants (cost $33,427,352)		40,482,931

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.1%
Repurchase Agreements–1.1%
State Street Bank & Trust Co.	$39,990	39,989,540
0.03%, dated 3/31/16 due 4/01/16 in the amount of $39,989,573 (collateralized by $37,025,000 U.S. Treasury Notes, 3.125% due 5/15/2021, value $40,792,738) (cost $39,989,540)
Total Investments—98.2% (cost $3,417,373,671)		3,548,507,649

Other assets less liabilities—1.8%		66,382,221

Net Assets—100.0%		$3,614,889,870

4	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	10,606	USD	14,930	4/18/16	$(303,858)
Barclays Bank PLC	JPY	6,715,971	USD	59,869	4/18/16	168,762
Barclays Bank PLC	KRW	17,035,490	USD	14,027	4/18/16	(838,902)
Barclays Bank PLC	SEK	315,593	USD	37,146	4/18/16	(1,748,044)
Barclays Bank PLC	USD	8,454	CNY	56,729	4/18/16	321,760
Barclays Bank PLC	USD	15,246	GBP	10,606	4/18/16	(12,848)
Barclays Bank PLC	USD	8,641	KRW	10,416,917	4/18/16	448,940
Barclays Bank PLC	USD	14,963	KRW	17,035,490	4/18/16	(97,447)
Barclays Bank PLC	GBP	10,606	USD	15,251	7/15/16	12,012
Barclays Bank PLC	KRW	17,035,490	USD	14,926	7/15/16	92,474
BNP Paribas SA	AUD	57,813	USD	44,401	4/18/16	112,420
BNP Paribas SA	AUD	15,737	USD	11,159	4/18/16	(896,387)
BNP Paribas SA	CAD	18,662	USD	13,882	4/18/16	(487,663)
BNP Paribas SA	JPY	4,426,646	USD	39,383	4/18/16	33,120
BNP Paribas SA	USD	42,448	AUD	57,813	4/18/16	1,840,202
BNP Paribas SA	USD	14,400	CAD	18,662	4/18/16	(30,464)
BNP Paribas SA	USD	39,014	JPY	4,426,646	4/18/16	335,379
BNP Paribas SA	USD	17,046	KRW	19,914,400	4/18/16	332,251
BNP Paribas SA	CAD	18,662	USD	14,401	7/15/16	30,199
BNP Paribas SA	USD	44,225	AUD	57,813	7/15/16	(113,222)
BNP Paribas SA	USD	39,491	JPY	4,426,646	7/15/16	(33,911)
Citibank	ILS	179,079	USD	45,646	4/18/16	(2,037,506)
Citibank	USD	24,448	GBP	17,259	4/18/16	341,377
Citibank	USD	47,691	ILS	179,079	4/18/16	(7,150)
Citibank	ILS	179,079	USD	47,799	7/15/16	(2,177)
Credit Suisse International	CHF	69,596	USD	70,214	4/18/16	(2,208,848)
Credit Suisse International	EUR	27,855	USD	31,739	4/18/16	29,692
Credit Suisse International	USD	31,085	EUR	27,855	4/18/16	624,248
Credit Suisse International	USD	31,830	EUR	27,855	7/15/16	(31,544)
Deutsche Bank AG	USD	46,194	CHF	45,315	4/18/16	962,008
Goldman Sachs Bank USA	USD	17,881	GBP	12,650	4/18/16	288,124
HSBC Bank USA	CAD	107,691	USD	76,347	4/18/16	(6,574,460)
HSBC Bank USA	GBP	130,087	USD	189,450	4/18/16	2,604,389
HSBC Bank USA	HKD	290,688	USD	37,459	4/18/16	(17,150)
HSBC Bank USA	JPY	4,395,684	USD	37,659	4/18/16	(1,415,222)
HSBC Bank USA	KRW	49,582,032	USD	40,965	4/18/16	(2,301,657)
HSBC Bank USA	USD	83,095	CAD	107,691	4/18/16	(173,233)
HSBC Bank USA	USD	27,797	CNY	181,403	4/18/16	266,655
HSBC Bank USA	USD	30,931	GBP	21,589	4/18/16	77,367
HSBC Bank USA	USD	138,761	GBP	96,469	4/18/16	(201,655)
HSBC Bank USA	USD	37,478	HKD	290,688	4/18/16	(1,878)
HSBC Bank USA	USD	16,879	KRW	19,250,715	4/18/16	(80,467)
HSBC Bank USA	CAD	107,691	USD	83,098	7/15/16	171,383
HSBC Bank USA	GBP	96,469	USD	138,806	7/15/16	196,079
HSBC Bank USA	HKD	290,688	USD	37,494	7/15/16	2,208
HSBC Bank USA	KRW	19,250,715	USD	16,837	7/15/16	74,256
Morgan Stanley & Co., Inc.	EUR	69,686	USD	79,402	4/18/16	72,736
Morgan Stanley & Co., Inc.	GBP	17,880	USD	27,137	4/18/16	1,455,453
Morgan Stanley & Co., Inc.	USD	98,010	EUR	87,585	4/18/16	1,695,315
Morgan Stanley & Co., Inc.	USD	79,625	EUR	69,686	7/15/16	(73,904)
Royal Bank of Scotland PLC	EUR	30,252	USD	34,312	4/18/16	(126,273)
Royal Bank of Scotland PLC	SEK	806,396	USD	99,558	4/18/16	177,250
Royal Bank of Scotland PLC	TWD	423,899	USD	12,638	4/18/16	(548,262)
Royal Bank of Scotland PLC	USD	34,211	CHF	33,221	4/18/16	358,935

Schedule of Investments—Tax-Managed International Portfolio	5

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	132,128	SEK	1,121,989	4/18/16	$6,146,339
Royal Bank of Scotland PLC	USD	13,184	TWD	423,899	4/18/16	1,728
Royal Bank of Scotland PLC	TWD	423,899	USD	13,178	7/15/16	(9,245)
Royal Bank of Scotland PLC	USD	99,892	SEK	806,396	7/15/16	(187,664)
Societe Generale	HKD	562,181	USD	72,436	4/18/16	(41,383)
Societe Generale	USD	59,273	HKD	459,704	4/18/16	(6,791)
Societe Generale	USD	28,769	JPY	3,475,534	4/18/16	2,126,283
Societe Generale	HKD	459,704	USD	59,296	7/15/16	5,786
Standard Chartered Bank	AUD	89,927	USD	69,118	4/18/16	228,374
Standard Chartered Bank	CNY	405,523	USD	60,104	4/18/16	(2,631,503)
Standard Chartered Bank	JPY	19,248,451	USD	171,250	4/18/16	144,018
Standard Chartered Bank	USD	73,776	AUD	105,664	4/18/16	7,169,287
Standard Chartered Bank	USD	25,912	CNY	167,391	4/18/16	(16,000)
Standard Chartered Bank	USD	229,232	JPY	26,884,572	4/18/16	9,753,158
Standard Chartered Bank	CNY	167,391	USD	25,758	7/15/16	8,926
Standard Chartered Bank	USD	68,846	AUD	89,927	7/15/16	(230,520)
Standard Chartered Bank	USD	171,725	JPY	19,248,451	7/15/16	(152,054)
State Street Bank & Trust Co.	USD	19,269	EUR	17,664	4/18/16	839,005
State Street Bank & Trust Co.	USD	13,193	HKD	102,477	4/18/16	18,797
UBS AG	CHF	36,509	USD	37,410	4/18/16	(581,634)
UBS AG	EUR	44,336	USD	48,375	4/18/16	(2,096,724)
UBS AG	USD	27,311	CHF	27,569	4/18/16	1,378,148
UBS AG	USD	42,055	EUR	39,025	4/18/16	2,370,211

						$16,997,404

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $57,392,899 or 1.6% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REG—Registered Shares

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–95.1%
Financials–20.0%
Banks–9.1%
Australia & New Zealand Banking Group Ltd.	90,270	$1,618,221
Bank Hapoalim BM	1,060,926	5,507,079
Bank of Queensland Ltd.	1,860,516	17,250,286
BOC Hong Kong Holdings Ltd.	1,988,500	5,940,113
CYBG PLC(a)	583,814	1,748,278
Danske Bank A/S	802,800	22,655,385
Hang Seng Bank Ltd.	376,000	6,667,492
ING Groep NV	1,547,770	18,521,871
KB Financial Group, Inc.	159,290	4,423,038
Mitsubishi UFJ Financial Group, Inc.	6,776,800	31,401,013
OTP Bank PLC	222,821	5,590,034
Resona Holdings, Inc.	717,300	2,557,556
Royal Bank of Canada	55,020	3,170,084
Seven Bank Ltd.	1,382,000	5,898,478
Sumitomo Mitsui Financial Group, Inc.	81,000	2,458,970
UniCredit SpA	1,407,720	5,074,819

		140,482,717

Capital Markets–2.7%
Amundi SA(a)(b)	114,639	5,448,567
Azimut Holding SpA	300,590	6,912,705
Credit Suisse Group AG (REG)(a)	258,836	3,655,267
Partners Group Holding AG	31,657	12,718,155
UBS Group AG	826,803	13,299,980

		42,034,674

Diversified Financial Services–1.4%
Challenger Ltd./Australia	1,114,109	7,149,575
Euronext NV(b)	109,360	4,535,693
GRENKELEASING AG	22,913	4,865,064
IG Group Holdings PLC	498,040	5,712,897

		22,263,229

Insurance–6.0%
Admiral Group PLC	350,688	9,963,432
AIA Group Ltd.	2,536,000	14,414,672
Direct Line Insurance Group PLC	611,778	3,244,991
Dongbu Insurance Co., Ltd.	39,070	2,598,476
Euler Hermes Group	63,729	5,775,271
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	66,150	13,424,757
NN Group NV	566,974	18,508,673
Prudential PLC	730,090	13,585,842
Sampo Oyj–Class A	60,880	2,883,546

T&D Holdings, Inc.	133,800	$1,249,831
Zurich Insurance Group AG(a)	28,260	6,553,813

		92,203,304

Real Estate Management & Development–0.8%
Ayala Land, Inc.	2,586,600	1,979,417
Global Logistic Properties Ltd.	6,764,833	9,648,413

		11,627,830

		308,611,754

Consumer Discretionary–16.9%
Auto Components–3.3%
Continental AG	42,990	9,750,555
Hankook Tire Co., Ltd.	174,670	8,308,384
Magna International, Inc. (New York)–Class A	236,200	10,147,152
Plastic Omnium SA	147,976	5,082,166
Sumitomo Electric Industries Ltd.	805,600	9,768,646
Valeo SA	45,952	7,145,464

		50,202,367

Automobiles–2.6%
Fuji Heavy Industries Ltd.	93,500	3,301,788
Honda Motor Co., Ltd.	503,400	13,763,505
Peugeot SA(a)	812,870	13,906,592
Tata Motors Ltd. (Sponsored ADR)(a)	269,400	7,826,070
Toyota Motor Corp.	37,500	1,988,827

		40,786,782

Diversified Consumer Services–0.2%
TAL Education Group (ADR)(a)	62,001	3,080,210

Hotels, Restaurants & Leisure–1.9%
Aristocrat Leisure Ltd.	526,480	4,153,143
Domino’s Pizza Group PLC	115,310	1,668,645
Melco International Development Ltd.	1,635,000	2,280,228
Merlin Entertainments PLC(b)	397,605	2,643,463
Star Entertainment Grp Ltd. (The)	516,210	2,245,057
Tatts Group Ltd.	3,307,435	9,582,502
William Hill PLC	446,890	2,090,859
Yum! Brands, Inc.	47,630	3,898,515

		28,562,412

Household Durables–0.2%
Berkeley Group Holdings PLC	61,880	2,853,217

Internet & Catalog Retail–0.3%
Ctrip.com International Ltd. (ADR)(a)	52,600	2,328,076
Vipshop Holdings Ltd. (ADR)(a)	144,460	1,860,645

		4,188,721

Leisure Products–0.5%
Bandai Namco Holdings, Inc.	346,800	7,559,684

Media–5.2%
Altice NV–Class A(a)	439,750	7,811,368
CTS Eventim AG & Co. KGaA	361,592	12,821,552
Liberty Global PLC–Class A(a)	26,215	1,009,277

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

Liberty Global PLC–Series C(a)	356,837	$13,402,798
Naspers Ltd.–Class N	55,211	7,696,400
RELX PLC	215,910	4,005,358
Sky PLC	111,370	1,636,531
Thomson Reuters Corp.	131,010	5,307,986
Vivendi SA	618,955	12,971,398
Wolters Kluwer NV	190,750	7,602,823
WPP PLC	287,340	6,687,980

		80,953,471

Multiline Retail–0.9%
B&M European Value Retail SA	3,351,210	12,774,160
Poundland Group PLC	829,860	1,857,372

		14,631,532

Specialty Retail–0.2%
Card Factory PLC	202,770	952,316
L’Occitane International SA	123,250	220,365
Sports Direct International PLC(a)	185,720	1,007,400
WH Smith PLC	58,270	1,517,883

		3,697,964

Textiles, Apparel & Luxury Goods–1.6%
Cie Financiere Richemont SA	100,157	6,615,413
HUGO BOSS AG	112,684	7,366,612
Pacific Textiles Holdings Ltd.	1,735,000	2,509,307
Samsonite International SA	2,424,400	8,120,670

		24,612,002

		261,128,362

Industrials–13.4%
Aerospace & Defense–1.4%
Airbus Group SE	164,867	10,923,662
QinetiQ Group PLC	1,165,700	3,811,794
Zodiac Aerospace	377,048	7,529,975

		22,265,431

Air Freight & Logistics–0.1%
bpost SA	89,620	2,487,128

Airlines–3.2%
International Consolidated Airlines Group SA	1,720,190	13,641,042
Japan Airlines Co., Ltd.	482,000	17,670,101
Qantas Airways Ltd.(a)	3,051,926	9,526,149
Ryanair Holdings PLC (Sponsored ADR)	101,324	8,695,626

		49,532,918

Commercial Services & Supplies–1.6%
Babcock International Group PLC	948,569	12,917,016
Berendsen PLC	126,752	2,186,290
Regus PLC	1,908,865	8,664,187
Rentokil Initial PLC	755,380	1,915,534

		25,683,027

Industrial Conglomerates–0.7%
Rheinmetall AG	132,950	10,601,178

Machinery–2.4%
Hoshizaki Electric Co., Ltd.	142,200	$11,860,999
IHI Corp.	3,326,000	7,040,122
JTEKT Corp.	1,049,300	13,616,126
KION Group AG	70,250	4,086,980

		36,604,227

Professional Services–2.5%
Bureau Veritas SA	511,470	11,371,719
Capita PLC	711,446	10,621,597
Experian PLC	340,960	6,085,950
Teleperformance	113,563	9,974,618

		38,053,884

Road & Rail–0.9%
Central Japan Railway Co.	77,200	13,652,918

Trading Companies & Distributors–0.6%
Brenntag AG	113,580	6,472,099
Bunzl PLC	87,300	2,532,288

		9,004,387

		207,885,098

Information Technology–11.0%
Communications Equipment–0.2%
VTech Holdings Ltd.	247,000	2,931,987

Electronic Equipment, Instruments & Components–0.1%
PAX Global Technology Ltd.	869,000	869,272

Internet Software & Services–0.7%
Baidu, Inc. (Sponsored ADR)(a)	28,950	5,525,976
Moneysupermarket.com Group PLC	817,730	3,727,003
Tencent Holdings Ltd.	121,100	2,477,375

		11,730,354

IT Services–1.8%
Amadeus IT Holding SA–Class A	221,140	9,456,806
CGI Group, Inc.–Class A(a)	47,210	2,256,265
Obic Co., Ltd.	74,000	3,911,916
SCSK Corp.	97,600	3,815,165
Wirecard AG	93,900	3,548,280
Worldpay Group PLC(a)(b)	1,215,278	4,787,901

		27,776,333

Semiconductors & Semiconductor Equipment–3.7%
ARM Holdings PLC	236,640	3,445,782
ASML Holding NV	129,250	13,006,996
Infineon Technologies AG	749,830	10,631,333
Novatek Microelectronics Corp.	1,680,000	6,762,733
SCREEN Holdings Co., Ltd.	1,925,000	15,201,427
Sumco Corp.	1,289,900	8,098,799

		57,147,070

Software–4.1%
Check Point Software Technologies Ltd.(a)	33,230	2,906,628
Constellation Software, Inc./Canada	49,350	20,206,996
Dassault Systemes	118,390	9,380,217

8	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Company	Shares	U.S. $ Value

NICE-Systems Ltd.	81,483	$5,295,850
Nintendo Co., Ltd.	60,400	8,585,748
Oracle Corp. Japan	188,000	10,543,486
Sage Group PLC (The)	181,460	1,636,116
SAP SE	61,501	4,948,884

		63,503,925

Technology Hardware, Storage & Peripherals–0.4%
Samsung Electronics Co., Ltd.	2,410	2,765,731
Samsung Electronics Co., Ltd. (GDR) (London)(b)	5,210	2,963,514

		5,729,245

		169,688,186

Health Care–9.0%
Biotechnology–0.4%
CSL Ltd.	68,260	5,304,581

Health Care Equipment & Supplies–0.7%
Essilor International SA	35,990	4,434,532
Sartorius AG (Preference Shares)	24,355	6,193,931

		10,628,463

Health Care Providers & Services–0.8%
Ramsay Health Care Ltd.	201,750	9,472,658
Sonic Healthcare Ltd.	229,860	3,296,596

		12,769,254

Life Sciences Tools & Services–1.1%
Eurofins Scientific SE	45,468	16,646,733

Pharmaceuticals–6.0%
Aspen Pharmacare Holdings Ltd.(a)	37,910	820,876
GlaxoSmithKline PLC	653,889	13,236,827
Novartis AG (REG)	53,260	3,853,461
Novo Nordisk A/S–Class B	146,487	7,932,792
Ono Pharmaceutical Co., Ltd.	49,500	2,093,980
Recordati SpA	326,661	8,171,015
Roche Holding AG	146,160	35,888,167
Sanofi	47,930	3,853,367
Shionogi & Co., Ltd.	23,300	1,095,128
Shire PLC	161,200	9,193,994
Teva Pharmaceutical Industries Ltd.	128,231	6,896,758

		93,036,365

		138,385,396

Consumer Staples–7.7%
Food & Staples Retailing–2.3%
Alimentation Couche-Tard, Inc.–Class B	90,218	4,015,092
Axfood AB	43,486	803,486
CP ALL PCL	784,200	1,019,817
Delhaize Group	207,970	21,674,789
Koninklijke Ahold NV	74,595	1,675,500
Lenta Ltd. (GDR)(a)(b)	121,760	765,956

Loblaw Cos., Ltd.	39,550	$2,214,496
Olam International Ltd.	2,856,884	3,646,900

		35,816,036

Food Products–0.6%
Nestle SA (REG)	34,900	2,604,264
Salmar ASA	235,092	5,759,911
Universal Robina Corp.	272,330	1,282,258

		9,646,433

Household Products–0.5%
Reckitt Benckiser Group PLC	83,263	8,031,265

Personal Products–0.5%
Hengan International Group Co., Ltd.	432,000	3,765,455
Unilever PLC	83,530	3,766,593

		7,532,048

Tobacco–3.8%
British American Tobacco PLC	783,228	45,799,963
Imperial Brands PLC	177,310	9,817,165
Japan Tobacco, Inc.	53,400	2,222,648

		57,839,776

		118,865,558

Telecommunication Services–7.0%
Diversified Telecommunication Services–5.8%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,615,690	5,903,748
BT Group PLC	3,518,080	22,213,688
HKT Trust & HKT Ltd.–Class SS	3,997,000	5,502,905
Nippon Telegraph & Telephone Corp.	891,700	38,519,203
Singapore Telecommunications Ltd.	1,845,400	5,204,039
Telefonica Brasil SA (Preference Shares)	534,400	6,723,751
Telenor ASA	137,870	2,229,228
Telstra Corp., Ltd.	653,470	2,666,793

		88,963,355

Wireless Telecommunication Services–1.2%
Tower Bersama Infrastructure Tbk PT(a)	5,654,500	2,479,150
Vodafone Group PLC	5,250,639	16,684,707

		19,163,857

		108,127,212

Energy–4.8%
Oil, Gas & Consumable Fuels–4.8%
JX Holdings, Inc.	4,123,800	15,878,118
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	905,608	21,946,194
Royal Dutch Shell PLC–Class A	424,206	10,242,856
Royal Dutch Shell PLC–Class B	77,430	1,884,241

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value

TOTAL SA	416,953	$18,971,904
Tupras Turkiye Petrol Rafinerileri AS(a)	185,860	5,234,872

		74,158,185

Materials–3.3%
Chemicals–3.2%
Arkema SA	164,649	12,335,093
Croda International PLC	39,880	1,736,484
Essentra PLC	1,335,744	15,858,517
Givaudan SA (REG)	2,150	4,213,570
JSR Corp.	433,500	6,233,428
Koninklijke DSM NV	166,185	9,137,022

		49,514,114

Containers & Packaging–0.1%
Amcor Ltd./Australia	143,740	1,578,418

		51,092,532

Utilities–2.0%
Electric Utilities–1.6%
EDP–Energias de Portugal SA	5,395,670	19,157,007
Korea Electric Power Corp.	100,660	5,273,117

		24,430,124

Independent Power and Renewable Electricity Producers–0.4%
Huaneng Power International, Inc.–Class H	5,450,000	4,872,538
TerraForm Global, Inc.–Class A(a)	525,324	1,250,271

		6,122,809

		30,552,933

Total Common Stocks (cost $1,439,489,912)		1,468,495,216

WARRANTS–1.1%

Financials–0.5%
Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	362,170	6,044,002

Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(a)	104,660	$1,746,598

		7,790,600

Information Technology–0.4%
IT Services–0.4%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(a)	181,620	2,231,802
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	114,574	4,358,654

		6,590,456

Health Care–0.2%
Pharmaceuticals–0.2%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	210,770	2,608,776

Total Warrants (cost $14,037,182)		16,989,832

Principal Amount (000)
SHORT-TERM INVESTMENTS–3.3%
Repurchase Agreements–3.3%
State Street Bank & Trust Co.	$51,226	51,226,401
0.03%, dated 3/31/16 due 4/01/16 in the amount of $51,226,444 (collateralized by $47,430,000 U.S. Treasury Notes, 3.125% due 5/15/2021, value $52,256,572) (cost $51,226,401)
Total Investments—99.5% (cost $1,504,753,495)		1,536,711,449

Other assets less liabilities—0.5%		8,211,947

Net Assets—100.0%		$1,544,923,396

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	SEK	327,477	USD	40,495	6/17/16	$50,031
Bank of America, NA	USD	38,780	SEK	327,477	6/17/16	1,665,304
Bank of America, NA	USD	40,495	SEK	327,477	6/17/16	(50,032)
Barclays Bank PLC	AUD	35,869	USD	27,487	6/17/16	84,235
Barclays Bank PLC	JPY	1,025,021	USD	9,138	6/17/16	11,255

10	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	10,742,123	USD	9,419	6/17/16	$59,792
Barclays Bank PLC	KRW	15,858,652	USD	13,084	6/17/16	(733,721)
Barclays Bank PLC	TWD	163,671	USD	5,092	6/17/16	713
Barclays Bank PLC	TWD	163,671	USD	4,973	6/17/16	(119,191)
Barclays Bank PLC	USD	26,579	AUD	35,869	6/17/16	823,035
Barclays Bank PLC	USD	27,487	AUD	35,869	6/17/16	(84,235)
Barclays Bank PLC	USD	9,419	KRW	10,742,123	6/17/16	(59,792)
Barclays Bank PLC	USD	5,092	TWD	163,671	6/17/16	(713)
BNP Paribas SA	AUD	26,092	USD	19,984	6/17/16	50,342
BNP Paribas SA	CAD	11,943	USD	9,216	6/17/16	19,557
BNP Paribas SA	CAD	11,943	USD	8,885	6/17/16	(311,588)
BNP Paribas SA	JPY	1,200,816	USD	10,699	6/17/16	6,890
BNP Paribas SA	USD	19,106	AUD	26,092	6/17/16	827,648
BNP Paribas SA	USD	19,984	AUD	26,092	6/17/16	(50,342)
BNP Paribas SA	USD	9,216	CAD	11,943	6/17/16	(19,557)
BNP Paribas SA	USD	19,654	JPY	2,225,837	6/17/16	165,370
BNP Paribas SA	USD	10,699	JPY	1,200,816	6/17/16	(6,890)
Citibank	GBP	6,115	USD	8,542	6/17/16	(242,829)
Citibank	USD	8,596	GBP	6,067	6/17/16	119,862
Credit Suisse International	USD	14,721	EUR	13,167	6/17/16	295,256
Goldman Sachs Bank USA	JPY	8,363,614	USD	74,553	6/17/16	82,466
Goldman Sachs Bank USA	USD	8,375	GBP	5,924	6/17/16	135,443
Goldman Sachs Bank USA	USD	149,142	JPY	16,727,228	6/17/16	(200,903)
HSBC Bank USA	HKD	132,021	USD	17,029	6/17/16	2,613
HSBC Bank USA	HKD	132,021	USD	17,016	6/17/16	(9,985)
HSBC Bank USA	ILS	34,526	USD	9,049	6/17/16	(158,297)
HSBC Bank USA	USD	17,029	HKD	132,021	6/17/16	(2,613)
HSBC Bank USA	USD	4,603	ILS	17,263	6/17/16	819
Morgan Stanley & Co., Inc.	EUR	33,328	USD	38,043	6/17/16	33,646
Morgan Stanley & Co., Inc.	ILS	56,305	USD	15,029	6/17/16	13,936
Morgan Stanley & Co., Inc.	ILS	56,305	USD	14,441	6/17/16	(574,416)
Morgan Stanley & Co., Inc.	USD	51,621	EUR	45,973	6/17/16	809,941
Morgan Stanley & Co., Inc.	USD	38,043	EUR	33,328	6/17/16	(33,646)
Morgan Stanley & Co., Inc.	USD	15,029	ILS	56,305	6/17/16	(13,936)
Royal Bank of Scotland PLC	HKD	202,323	USD	26,098	6/17/16	5,094
Royal Bank of Scotland PLC	HKD	202,323	USD	26,091	6/17/16	(1,044)
Royal Bank of Scotland PLC	KRW	7,268,039	USD	5,977	6/17/16	(355,496)
Royal Bank of Scotland PLC	USD	14,624	CHF	14,157	6/17/16	146,976
Royal Bank of Scotland PLC	USD	26,098	HKD	202,323	6/17/16	(5,094)
Standard Chartered Bank	CNY	68,574	USD	10,573	6/17/16	3,961
Standard Chartered Bank	CNY	141,212	USD	21,482	6/17/16	(281,648)
Standard Chartered Bank	GBP	43,024	USD	61,935	6/17/16	127,052
Standard Chartered Bank	GBP	48,900	USD	69,484	6/17/16	(764,866)
Standard Chartered Bank	USD	11,080	CNY	72,638	6/17/16	114,536
Standard Chartered Bank	USD	10,573	CNY	68,574	6/17/16	(3,961)
Standard Chartered Bank	USD	61,935	GBP	43,024	6/17/16	(127,052)
Standard Chartered Bank	USD	10,580	KRW	12,384,568	6/17/16	210,760
State Street Bank & Trust Co.	CAD	40,981	USD	31,630	6/17/16	73,502
State Street Bank & Trust Co.	CAD	40,981	USD	30,605	6/17/16	(951,309)
State Street Bank & Trust Co.	EUR	8,941	USD	10,098	6/17/16	(98,676)
State Street Bank & Trust Co.	JPY	1,178,041	USD	10,499	6/17/16	9,669
State Street Bank & Trust Co.	USD	31,630	CAD	40,981	6/17/16	(73,502)
State Street Bank & Trust Co.	USD	10,455	JPY	1,178,041	6/17/16	34,664
State Street Bank & Trust Co.	USD	10,499	JPY	1,178,041	6/17/16	(9,669)
UBS AG	CHF	15,128	USD	15,541	6/17/16	(243,723)
UBS AG	EUR	16,871	USD	18,535	6/17/16	(705,796)

Schedule of Investments—International Portfolio	11

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	SEK	28,912	USD	3,576	6/17/16	$4,886
UBS AG	USD	983	CHF	971	6/17/16	30,584
UBS AG	USD	3,489	SEK	28,912	6/17/16	81,920
UBS AG	USD	3,576	SEK	28,912	6/17/16	(4,886)

						$(197,650)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $27,189,096 or 1.8% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REG—Registered Shares

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%
Financials–25.3%
Banks–11.9%
Axis Bank Ltd.	1,352,540	$9,096,277
Banco Davivienda SA (Preference Shares)	803,174	7,355,823
Banco Macro SA (ADR)	46,210	2,979,159
Bangkok Bank PCL (NVDR)	996,700	5,095,079
Bank Mandiri Persero Tbk PT	16,170,000	12,554,592
Bank of Baroda	2,569,300	5,697,402
Bank of China Ltd.–Class H	15,043,000	6,245,344
China CITIC Bank Corp. Ltd.–Class H(a)	10,007,000	6,146,686
China Development Financial Holding Corp.	8,625,000	2,304,304
Chongqing Rural Commercial Bank Co., Ltd.–Class H	8,797,000	4,656,967
Credicorp Ltd.	65,943	8,639,193
HDFC Bank Ltd.	733,237	13,951,129
Kasikornbank PCL	597,700	2,973,209
Kasikornbank PCL (NVDR)	578,700	2,841,652
KB Financial Group, Inc.	868,507	24,116,013
OTP Bank PLC	482,700	12,109,763
Punjab National Bank	1,862,415	2,386,256
Sberbank of Russia PJSC (Sponsored ADR)	434,571	3,015,923
Shinhan Financial Group Co., Ltd.	375,750	13,226,337
State Bank of India	769,930	2,254,617
Union Bank of India	762,870	1,509,399

		149,155,124

Consumer Finance–1.1%
Gentera SAB de CV	1,527,310	3,014,460
Muthoot Finance Ltd.	455,321	1,229,011
Samsung Card Co., Ltd.	145,950	4,806,761
Shriram Transport Finance Co., Ltd.	286,687	4,150,449

		13,200,681

Diversified Financial Services–1.8%
BM&FBovespa SA–Bolsa de Valores Mercadorias e Futuros	1,884,500	8,060,743
Haci Omer Sabanci Holding AS	2,407,260	8,328,965
Power Finance Corp. Ltd.	1,044,580	2,698,891
Premium Leisure Corp.	158,838,000	3,101,479

		22,190,078

Insurance–3.8%
AIA Group Ltd.	3,829,600	21,767,519
Dongbu Insurance Co., Ltd.	150,200	9,989,532

Hyundai Marine & Fire Insurance Co., Ltd.	126,440	$3,672,642
PICC Property & Casualty Co., Ltd.–Class H	3,966,000	7,312,734
Ping An Insurance Group Co. of China Ltd.–Class H	1,047,000	5,031,088

		47,773,515

Real Estate Investment Trusts (REITs)–0.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,131,660	3,187,170

Real Estate Management & Development–4.6%
Aldar Properties PJSC	3,406,337	2,548,991
Ayala Land, Inc.	14,500,700	11,096,782
China Overseas Land & Investment Ltd.	4,200,000	13,302,118
China Resources Land Ltd.	654,000	1,674,529
CIFI Holdings Group Co., Ltd.	26,640,000	6,366,134
Emaar Properties PJSC	235,951	386,805
Global Logistic Properties Ltd.	10,197,000	14,543,577
Huaku Development Co., Ltd.	627,000	1,159,205
Kaisa Group Holdings Ltd.(a)(b)(c)	4,618,000	464,339
Parque Arauco SA	1,801,840	3,307,811
SM Prime Holdings, Inc.	6,282,500	2,996,619

		57,846,910

Thrifts & Mortgage Finance–1.8%
Housing Development Finance Corp., Ltd.	1,184,342	19,788,261
LIC Housing Finance Ltd.	401,195	2,974,292

		22,762,553

		316,116,031

Information Technology–20.4%
Communications Equipment–0.3%
BYD Electronic International Co., Ltd.(a)	6,099,000	3,532,239

Electronic Equipment, Instruments & Components–1.8%
China Railway Signal & Communication Corp., Ltd.– Class H(a)(d)	7,525,600	4,213,875
Ju Teng International Holdings Ltd.	1,006,000	519,082
Largan Precision Co., Ltd.	147,000	11,393,840
PAX Global Technology Ltd.	5,670,000	5,671,778

		21,798,575

Internet Software & Services–4.9%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	37,880	2,993,657
Baidu, Inc. (Sponsored ADR)(a)	91,226	17,413,219
Just Dial Ltd.	202,068	2,352,329
NAVER Corp.	11,300	6,297,148
Tencent Holdings Ltd.	1,351,200	27,641,856
Yandex NV–Class A(a)	305,610	4,681,945

		61,380,154

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

IT Services–2.8%
HCL Technologies Ltd.	958,859	$11,774,680
QIWI PLC (Sponsored ADR)	335,068	4,855,135
Tata Consultancy Services Ltd.	494,437	18,888,358

		35,518,173

Semiconductors & Semiconductor Equipment–7.8%
Advanced Semiconductor Engineering, Inc.	10,010,794	11,595,728
Advanced Semiconductor Engineering, Inc. (ADR)	928,870	5,433,890
Chipbond Technology Corp.	4,832,000	7,804,712
Hua Hong Semiconductor Ltd.(a)(d)	4,067,000	4,068,347
King Yuan Electronics Co., Ltd.	2,421,000	2,149,727
Kinsus Interconnect Technology Corp.	2,442,000	5,422,833
Novatek Microelectronics Corp.	2,358,000	9,491,979
Radiant Opto-Electronics Corp.	967,000	1,874,144
Taiwan Semiconductor Manufacturing Co., Ltd.	10,063,120	50,193,154

		98,034,514

Technology Hardware, Storage & Peripherals–2.8%
Samsung Electronics Co., Ltd.	25,881	29,701,203
Samsung Electronics Co., Ltd. (Preference Shares)	5,980	5,789,709

		35,490,912

		255,754,567

Consumer Discretionary–15.2%
Auto Components–1.3%
Hankook Tire Co., Ltd.	347,280	16,518,782

Automobiles–3.1%
Chongqing Changan Automobile Co., Ltd.–Class B	3,564,996	6,665,660
Dongfeng Motor Group Co., Ltd.–Class H	6,780,000	8,470,268
Kia Motors Corp.	159,750	6,748,000
Tata Motors Ltd.(a)	1,524,024	8,930,357
Tata Motors Ltd.–Class A(a)	1,639,603	7,273,111

		38,087,396

Diversified Consumer Services–1.7%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	407,883	14,108,673
TAL Education Group (ADR)(a)	151,817	7,542,269

		21,650,942

Hotels, Restaurants & Leisure–2.1%
IMAX China Holding, Inc.(a)(d)	954,700	5,748,553
Melco International Development Ltd.	4,030,000	5,620,378
NagaCorp Ltd.	3,566,000	2,275,947
Yum! Brands, Inc.	156,230	12,787,425

		26,432,303

Household Durables–0.8%
Even Construtora e Incorporadora SA	1,181,800	$1,367,288
Skyworth Digital Holdings Ltd.	13,765,373	8,533,534

		9,900,822

Internet & Catalog Retail–1.9%
Ctrip.com International Ltd. (ADR)(a)	146,540	6,485,860
JD.com, Inc. (ADR)(a)	269,846	7,150,919
Vipshop Holdings Ltd. (ADR)(a)	758,370	9,767,806

		23,404,585

Media–2.6%
Naspers Ltd.–Class N	225,973	31,500,580
Surya Citra Media Tbk PT	6,626,000	1,567,391

		33,067,971

Multiline Retail–0.5%
Lotte Shopping Co., Ltd.	27,042	5,939,105

Textiles, Apparel & Luxury Goods–1.2%
Cie Financiere Richemont SA (Johannesburg)	728,343	4,806,637
Titan Co., Ltd.	889,714	4,562,594
Yue Yuen Industrial Holdings Ltd.	1,612,500	5,554,222

		14,923,453

		189,925,359

Consumer Staples–12.7%
Food & Staples Retailing–5.2%
7-Eleven Malaysia Holdings Bhd	4,717,509	1,692,814
Bizim Toptan Satis Magazalari AS	62,871	363,478
CP ALL PCL	12,869,800	16,736,593
Lenta Ltd. (GDR)(a)(d)	2,338,743	14,712,340
Magnit PJSC (Sponsored GDR)(d)	380,340	15,180,580
Olam International Ltd.	3,694,581	4,716,246
X5 Retail Group NV (GDR)(a)(d)	539,726	11,434,996

		64,837,047

Food Products–3.4%
First Resources Ltd.	2,153,100	3,230,676
Gruma SAB de CV–Class B	301,885	4,787,449
Grupo Lala SAB de CV	1,200,120	3,261,975
JBS SA	2,456,400	7,480,589
MHP SA (GDR)(d)	178,090	1,513,765
Universal Robina Corp.	2,254,850	10,616,894
WH Group Ltd.(a)(d)	16,460,000	11,904,047

		42,795,395

Personal Products–2.2%
Amorepacific Corp.	9,220	3,116,063
AMOREPACIFIC Group	36,095	4,623,072
Hengan International Group Co., Ltd.	1,334,000	11,627,585

14	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Company	Shares	U.S. $ Value

LG Household & Health Care Ltd.	6,510	$5,382,843
Unilever PLC	68,290	3,079,381

		27,828,944

Tobacco–1.9%
British American Tobacco PLC	161,100	9,420,468
Gudang Garam Tbk PT	978,000	4,814,274
ITC Ltd.	1,874,593	9,266,662

		23,501,404

		158,962,790

Materials–5.3%
Chemicals–3.3%
LG Chem Ltd.	52,360	15,026,845
Lotte Chemical Corp.	72,840	21,784,274
Sinopec Shanghai Petrochemical Co., Ltd.–Class H(a)	9,646,000	4,896,456

		41,707,575

Construction Materials–0.5%
Cemex Latam Holdings SA(a)	500,044	2,149,824
Grasim Industries Ltd. (GDR)(d)	60,854	3,528,510

		5,678,334

Metals & Mining–1.0%
Novolipetsk Steel (GDR)(d)	777,780	9,712,965
Real Gold Mining Ltd.(a)(b)(c)	1,788,000	0	^
Severstal PAO (GDR)(d)	285,640	3,017,747

		12,730,712

Paper & Forest Products–0.5%
China Forestry Holdings Co., Ltd.(a)(b)(c)	6,430,000	1
Nine Dragons Paper Holdings Ltd.	7,658,000	5,772,273

		5,772,274

		65,888,895

Energy–4.7%
Oil, Gas & Consumable Fuels–4.7%
Cosan SA Industria e Comercio	867,900	7,576,761
Gazprom PAO (Sponsored ADR)	906,562	3,907,282
KazMunaiGas Exploration Production JSC (GDR)(d)	220,704	1,644,245
LUKOIL PJSC (Sponsored ADR)	440,640	16,927,186
Novatek OAO (Sponsored GDR)(d)	102,390	9,179,438
Petronet LNG Ltd.	1,078,378	4,072,472
Tatneft PAO (Sponsored ADR)	203,037	6,590,581
Tupras Turkiye Petrol Rafinerileri AS(a)	115,800	3,261,585
YPF SA (Sponsored ADR)	312,241	5,582,869

		58,742,419

Industrials–4.7%
Airlines–0.1%
Air Arabia PJSC	4,170,300	$1,396,921

Construction & Engineering–2.6%
China Machinery Engineering Corp.–Class H	3,687,000	2,580,529
China Railway Group Ltd.–Class H	8,436,000	6,387,059
Daelim Industrial Co., Ltd.	146,730	11,669,150
Hyundai Engineering & Construction Co., Ltd.	128,050	4,722,569
IRB Infrastructure Developers Ltd.	2,159,534	7,611,984

		32,971,291

Industrial Conglomerates–0.9%
Bidvest Group Ltd. (The)	239,898	6,054,080
SM Investments Corp.	264,037	5,442,254

		11,496,334

Professional Services–0.4%
51job, Inc. (ADR)(a)	143,046	4,437,287

Road & Rail–0.7%
CAR, Inc.(a)	5,599,000	6,573,302
Globaltrans Investment PLC (Sponsored GDR)(a)(d)	358,272	1,549,526

		8,122,828

		58,424,661

Health Care–4.0%
Health Care Equipment & Supplies–0.2%
Ginko International Co., Ltd.	295,000	2,942,498

Health Care Providers & Services–0.7%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	4,190,600	8,329,279

Pharmaceuticals–3.1%
Aspen Pharmacare Holdings Ltd.(a)	902,650	19,545,340
Sun Pharmaceutical Industries Ltd.	1,587,303	19,794,276
Torrent Pharmaceuticals Ltd.	1,497	30,168

		39,369,784

		50,641,561

Telecommunication Services–3.0%
Diversified Telecommunication Services–2.1%
China Unicom Hong Kong Ltd.	2,772,000	3,650,789
Chunghwa Telecom Co., Ltd.	1,834,000	6,240,520
Chunghwa Telecom Co., Ltd. (Sponsored ADR)	84,220	2,843,267
Telefonica Brasil SA (Preference Shares)	908,768	11,434,001
Telesites SAB de CV(a)	4,918,350	2,775,568

		26,944,145

Schedule of Investments—Emerging Markets Portfolio	15

Company	Shares	U.S. $ Value

Wireless Telecommunication Services–0.9%
Tower Bersama Infrastructure Tbk PT(a)	25,340,000	$11,110,030

		38,054,175

Utilities–2.3%
Electric Utilities–0.8%
Korea Electric Power Corp.	196,830	10,311,023

Independent Power and Renewable Electricity Producers–0.9%
Huadian Power International Corp., Ltd.–Class H	13,362,000	8,474,011
NTPC Ltd.	1,425,428	2,764,917

		11,238,928

Water Utilities–0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	770,800	5,140,596
Cia de Saneamento de Minas Gerais-COPASA	415,400	2,160,382

		7,300,978

		28,850,929

Total Common Stocks (cost $1,266,263,679)		1,221,361,387

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.0%
Repurchase Agreements–1.0%
State Street Bank & Trust Co.	$12,852	12,852,046
0.03%, dated 3/31/16 due 4/01/16 in the amount $12,852,057 (collateralized by $11,900,000 U.S. Treasury Notes, 3.125% due 5/15/21, value $13,110,968) (cost $12,852,046)
Total Investments—98.6% (cost $1,279,115,725)		1,234,213,433

Other assets less liabilities—1.4%		17,285,011

Net Assets—100.0%		$1,251,498,444

^	Less than $0.50.
(a)	Non-income producing security.
(b)	Fair valued by the Adviser.
(c)	Illiquid security.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $97,408,934 or 7.8% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

NVDR—Non Voting Depositary Receipt

PJSC—Public Joint Stock Company

See notes to financial statements.

16	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

SCB–ST–1946–0316

Sanford C. Bernstein Fund, Inc.

March 31, 2016

Schedule of Investments To the Semi-Annual
Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2016 (unaudited)

Principal Amount (000)				U.S. $ Value
CORPORATES-INVESTMENT GRADE–24.3%
Industrial–15.9%
Basic–1.0%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$		691	$672,958
Dow Chemical Co. (The) 7.375%, 11/01/29			700	897,392
8.55%, 5/15/19			3,226	3,837,353
Eastman Chemical Co. 3.80%, 3/15/25			3,020	3,096,554
Glencore Funding LLC 4.125%, 5/30/23(a)			2,622	2,143,485
International Paper Co. 4.75%, 2/15/22			2,868	3,147,059
LyondellBasell Industries NV 5.75%, 4/15/24			6,074	7,026,871
Minsur SA 6.25%, 2/07/24(a)			3,473	3,278,658
Mosaic Co. (The) 5.625%, 11/15/43			2,545	2,657,932
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)			4,581	4,191,615
Vale Overseas Ltd. 6.875%, 11/21/36			1,825	1,441,202

				32,391,079

Capital Goods–0.5%
General Electric Co. Series D 5.00%, 1/21/21(b)			1,879	1,935,370
Series G 5.625%, 5/01/18			20	21,918
Owens Corning 6.50%, 12/01/16(c)			480	490,311
Republic Services, Inc. 3.80%, 5/15/18			8	8,342
5.25%, 11/15/21			4,903	5,583,389
5.50%, 9/15/19			6,718	7,459,096
Yamana Gold, Inc. 4.95%, 7/15/24			3,776	3,190,720

				18,689,146

Communications–Media–2.4%
21st Century Fox America, Inc. 6.15%, 2/15/41			5,925	7,077,110
6.55%, 3/15/33			3,525	4,229,027
CBS Corp. 3.50%, 1/15/25			9,055	9,176,346
CCO Safari II LLC 4.908%, 7/23/25(a)			2,455	2,589,573
Principal Amount (000)				U.S. $ Value
Cox Communications, Inc. 2.95%, 6/30/23(a)		U.S.$	2,401	$2,228,654
Discovery Communications LLC 3.45%, 3/15/25			4,849	4,577,383
McGraw Hill Financial, Inc. 4.40%, 2/15/26			6,121	6,689,598
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(b)			5,187	5,342,610
Time Warner Cable, Inc. 4.00%, 9/01/21			12	12,557
4.125%, 2/15/21			9,385	9,916,078
4.50%, 9/15/42			2,370	2,103,866
8.75%, 2/14/19			10	11,709
Time Warner, Inc. 3.55%, 6/01/24			8,072	8,302,997
3.60%, 7/15/25			6,420	6,589,796
4.70%, 1/15/21			5,650	6,219,373
Viacom, Inc. 3.875%, 4/01/24			2,790	2,778,851
5.25%, 4/01/44			1,878	1,689,122
5.625%, 9/15/19			2,220	2,434,803

				81,969,453

Communications–Telecommunications–2.2%
America Movil SAB de CV 3.125%, 7/16/22			7,159	7,347,897
American Tower Corp. 5.05%, 9/01/20			10,745	11,669,639
AT&T, Inc. 1.40%, 12/01/17			16	16,008
1.75%, 1/15/18			15	15,048
3.40%, 5/15/25			16,815	16,854,397
3.80%, 3/15/22			3,001	3,162,409
4.45%, 4/01/24			6,859	7,424,161
4.60%, 2/15/21			3,225	3,528,260
5.80%, 2/15/19			50	55,675
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	1,130	945,972
Telefonica Emisiones SAU 5.462%, 2/16/21		U.S.$	4,705	5,345,139
Verizon Communications, Inc. 6.55%, 9/15/43			12,928	17,029,111

				73,393,716

Consumer Cyclical–Automotive–1.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19			4,755	4,771,343
3.664%, 9/08/24			6,294	6,356,172
5.00%, 5/15/18			11,532	12,176,927
5.875%, 8/02/21			4,933	5,653,914
General Motors Co. 3.50%, 10/02/18			3,880	3,971,712
General Motors Financial Co., Inc. 3.10%, 1/15/19			5,525	5,591,073
3.25%, 5/15/18			428	435,123
4.00%, 1/15/25			1,105	1,073,189
4.30%, 7/13/25			1,405	1,390,668

				41,420,121

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)			U.S. $ Value
Consumer Cyclical–Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19	U.S.$	25	$27,371

Consumer Cyclical–Retailers–0.8%
CVS Health Corp. 3.875%, 7/20/25		6,950	7,499,919
Kohl’s Corp. 4.25%, 7/17/25		8,749	8,643,942
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		9,065	9,327,912

			25,471,773

Consumer Non-Cyclical–3.5%
AbbVie, Inc. 3.60%, 5/14/25		4,563	4,789,859
Actavis Funding SCS 3.80%, 3/15/25		7,992	8,317,618
3.85%, 6/15/24		2,531	2,652,820
Altria Group, Inc. 2.625%, 1/14/20		9,075	9,380,092
AstraZeneca PLC 6.45%, 9/15/37		2,470	3,283,603
Baxalta, Inc. 5.25%, 6/23/45(a)		3,510	3,730,379
Bayer US Finance LLC 3.375%, 10/08/24(a)		2,702	2,848,594
Becton Dickinson and Co. 3.734%, 12/15/24		3,952	4,207,319
Biogen, Inc. 4.05%, 9/15/25		7,188	7,681,679
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		62	72,019
Celgene Corp. 3.875%, 8/15/25		7,710	8,102,717
Gilead Sciences, Inc. 3.65%, 3/01/26		6,889	7,320,486
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		6,479	6,509,983
Kraft Heinz Foods Co. 2.80%, 7/02/20(a)		3,495	3,589,858
3.50%, 7/15/22(a)		4,451	4,671,253
Laboratory Corp. of America Holdings 3.60%, 2/01/25		2,765	2,799,070
Medtronic, Inc. 3.50%, 3/15/25		9,065	9,675,446
Newell Rubbermaid, Inc. 3.15%, 4/01/21		8,420	8,649,175
3.85%, 4/01/23		2,457	2,548,182
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		492	501,500
3.90%, 12/15/24		3,115	3,098,842
Reynolds American, Inc. 5.85%, 8/15/45		2,103	2,568,102
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		3,518	3,708,542
Tyson Foods, Inc. 2.65%, 8/15/19	U.S.$	1,788	$1,833,716
3.95%, 8/15/24		5,908	6,298,271

			118,839,125

Energy–3.1%
Encana Corp. 3.90%, 11/15/21		3,815	3,342,894
Energy Transfer Partners LP 6.70%, 7/01/18		3,915	4,107,532
7.50%, 7/01/38		7,035	6,804,400
EnLink Midstream Partners LP 5.05%, 4/01/45		5,872	3,950,482
Enterprise Products Operating LLC 3.35%, 3/15/23		5	4,977
3.70%, 2/15/26		7,714	7,566,146
5.20%, 9/01/20		2,133	2,328,820
Halliburton Co. 5.00%, 11/15/45		8,550	8,356,248
Husky Energy, Inc. 7.25%, 12/15/19		927	1,024,619
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		12,863	12,347,978
4.15%, 3/01/22		3,287	3,187,026
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	11,928
Noble Energy, Inc. 3.90%, 11/15/24		4,729	4,451,318
8.25%, 3/01/19		10,609	11,675,353
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		6,155	5,307,826
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		1,196	1,055,275
Schlumberger Holdings Corp. 3.625%, 12/21/22(a)		8,485	8,727,645
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	8,672,000
Valero Energy Corp. 6.125%, 2/01/20		6,995	7,680,524
Williams Partners LP 4.125%, 11/15/20		4,549	4,131,634

			104,734,625

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		2,724	2,722,905

Services–0.1% eBay, Inc. 3.80%, 3/09/22
		2,242	2,308,087

Technology–1.0%
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(a)		8,640	8,891,994
HP, Inc. 4.65%, 12/09/21		2,366	2,504,047

2	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)				U.S. $ Value
KLA-Tencor Corp. 4.65%, 11/01/24		U.S.$	6,404	$6,455,021
Motorola Solutions, Inc. 7.50%, 5/15/25			943	1,060,930
Seagate HDD Cayman 4.75%, 1/01/25			3,629	2,834,456
Tencent Holdings Ltd. 3.375%, 5/02/19(a)			5,733	5,938,304
Total System Services, Inc.
2.375%, 6/01/18			2,940	2,936,199
3.75%, 6/01/23			3,042	2,978,510

				33,599,461

				535,566,862

Financial Institutions–7.1%
Banking–4.6%
ABN AMRO Bank NV 4.75%, 7/28/25(a)			1,867	1,871,849
American Express Co. 2.65%, 12/02/22			17	16,947
Bank of America Corp.
5.625%, 7/01/20			2,100	2,359,797
Series 1
3.75%, 7/12/16			25	25,182
Series G
3.30%, 1/11/23			2,739	2,762,013
Series L
5.65%, 5/01/18			5,700	6,118,785
Barclays Bank PLC 6.625%, 3/30/22(a)		EUR	1,961	2,636,549
Barclays PLC 3.65%, 3/16/25		U.S.$	1,846	1,730,915
BPCE SA 5.70%, 10/22/23(a)			1,991	2,108,893
Citigroup, Inc. 3.875%, 3/26/25			6,580	6,491,887
Compass Bank 5.50%, 4/01/20			14,784	15,726,702
Cooperatieve Rabobank UA 3.95%, 11/09/22			1,581	1,619,526
4.375%, 8/04/25			6,380	6,568,842
Countrywide Financial Corp. 6.25%, 5/15/16			5,826	5,859,074
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25			10,795	10,312,507
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25			2,661	2,722,589
3.85%, 7/08/24			10,315	10,658,118
5.25%, 7/27/21			6	6,754
5.625%, 1/15/17			10	10,317
Series D
6.00%, 6/15/20			12,435	14,177,031
JPMorgan Chase & Co. 6.125%, 6/27/17	U.S.$		50	$52,625
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)			9,248	9,533,550
Morgan Stanley 3.75%, 2/25/23			8	8,336
5.625%, 9/23/19			3,033	3,375,025
7.25%, 4/01/32			15	20,194
Series G 5.50%, 7/24/20			3,953	4,444,385
Murray Street Investment Trust I 4.647%, 3/09/17			1,107	1,138,108
Nationwide Building Society 6.25%, 2/25/20(a)			13,470	15,367,869
PNC Funding Corp. 5.125%, 2/08/20			5	5,571
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)			3,880	3,855,750
Santander Issuances SAU 5.179%, 11/19/25			8,600	8,310,618
Santander UK PLC 5.00%, 11/07/23(a)			5,085	5,160,797
Standard Chartered PLC 6.409%, 1/30/17(a)(b)			300	286,374
UBS AG/Stamford CT 7.625%, 8/17/22			5,982	6,851,364
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)			4,794	4,801,642

				156,996,485

Finance–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)			4,965	5,632,375
HSBC Finance Corp. 6.676%, 1/15/21			110	126,172

				5,758,547

Insurance–1.7%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16			3,185	3,246,047
American International Group, Inc. 4.875%, 6/01/22			6,703	7,370,880
Coventry Health Care, Inc. 5.95%, 3/15/17			2,515	2,626,186
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)			4,804	6,074,970
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22			3,400	3,803,672
5.50%, 3/30/20			6,904	7,661,479
6.10%, 10/01/41			5	5,800
Lincoln National Corp. 8.75%, 7/01/19			3,071	3,669,934

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)					U.S. $ Value
MetLife Capital Trust IV 7.875%, 12/15/37(a)	U.S.$		5,200		$5,980,000
MetLife, Inc. 4.75%, 2/08/21			1,570		1,744,618
7.717%, 2/15/19			2,169		2,517,383
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)			2,673		3,940,740
Prudential Financial, Inc. 4.50%, 11/15/20			8		8,699
5.625%, 6/15/43			6,523		6,643,675
XLIT Ltd. 5.50%, 3/31/45			1,600		1,535,146
6.25%, 5/15/27			5		5,862

					56,835,091

REITS–0.6%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23			202		197,080
Trust F/1401 5.25%, 12/15/24(a)			5,937		6,040,898
Welltower, Inc. 5.25%, 1/15/22			12,820		13,998,978

					20,236,956

					239,827,079

Utility–1.3%
Electric–0.9%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36			6,760		8,369,062
CMS Energy Corp. 5.05%, 3/15/22			1,476		1,651,268
Constellation Energy Group, Inc. 5.15%, 12/01/20			2,362		2,616,961
Duke Energy Carolinas LLC 3.90%, 6/15/21			4		4,379
Entergy Corp. 4.00%, 7/15/22			6,096		6,464,363
Exelon Corp. 5.10%, 6/15/45(a)			3,355		3,640,675
Exelon Generation Co. LLC 4.25%, 6/15/22			3,830		4,015,862
TECO Finance, Inc. 5.15%, 3/15/20			3,625		3,941,437

					30,704,007

Natural Gas–0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)			12,130		12,934,074

					43,638,081

Total Corporates–Investment Grade (cost $793,009,839)					819,032,022

MORTGAGE PASS-THROUGHS–20.8%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.943% (LIBOR 12 Month + 2.07%), 12/01/36(d)		U.S.$	2		$1,717
Series 2007 3.229% (LIBOR 12 Month + 2.17%), 3/01/37(d)			2		2,469

					4,186

Agency Fixed Rate 15-Year–2.4%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17			0	**	465
Federal National Mortgage Association 3.50%, 10/01/25–9/01/30			28,806		30,519,018
2.50%, 4/01/31, TBA			51,093		52,450,158

					82,969,641

Agency Fixed Rate 30-Year–18.4%
Federal Home Loan Mortgage Corp. Gold 4.00%, 1/01/45			34,104		37,071,987
Series 2007 4.50%, 3/01/37			84		92,774
5.50%, 7/01/35			2,041		2,301,885
5.00%, 8/01/33			4		4,166
Federal National Mortgage Association 4.50%, 5/01/44			242		262,999
3.50%, 12/01/41–10/01/45			144,297		153,066,459
4.00%, 2/01/32–2/01/46			133,325		143,710,013
3.00%, 5/01/45–8/01/45			35,182		36,127,674
Series AS6516 4.00%, 1/01/46			33,962		36,380,176
Series 2003 5.50%, 4/01/33–7/01/33			6,689		7,520,237
Series 2004 5.50%, 4/01/34–11/01/34			5,719		6,435,655
Series 2005 5.50%, 2/01/35			5,359		6,025,110
Series 2006 5.50%, 4/01/36			1,042		1,173,845
5.50%, 11/01/33–9/01/36			2,530		2,847,224
6.50%, 8/01/31–8/01/34			8		9,917
4.00%, 4/01/46, TBA			19,770		21,127,643
4.50%, 4/25/46, TBA			85,365		92,901,125
Series 2012 3.50%, 5/01/42			8		8,828
Government National Mortgage Association 3.00%, 11/20/45–12/20/45			18,332		19,016,264
3.50%, 4/01/46, TBA			50,944		53,857,360
Series 1996 8.50%, 11/15/26			0	**	399

					619,941,740

Total Mortgage Pass–Throughs (cost $694,286,810)					702,915,567

4	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
ASSET-BACKED SECURITIES–15.0%
Autos–Fixed Rate–8.5%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	U.S.$	6,239	$6,258,650
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		11,565	11,603,760
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		2,289	2,288,408
Series 2013-4, Class A3 0.96%, 4/09/18		1,128	1,128,051
Series 2014-1, Class A3 0.90%, 2/08/19		3,803	3,797,390
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		1,469	1,467,299
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		16,846	17,111,717
Series 2016-1A, Class A 2.99%, 6/20/22(a)		3,918	3,917,767
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		11,267	11,240,411
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		3,937	3,939,791
Series 2015-2, Class A3 1.31%, 8/15/19		5,333	5,338,666
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		1,960	1,961,377
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		5,179	5,201,838
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		5,136	5,161,975
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		2,654	2,648,470
Series 2014-B, Class A 1.11%, 11/15/18(a)		2,160	2,144,334
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(a)		1,157	1,156,614
Series 2015-CA, Class A2A 1.03%, 2/15/18(a)		1,126	1,125,435
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		3,043	3,041,249
Series 2016-AA, Class A2A 1.50%, 3/15/18(a)		3,946	3,946,669
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)	U.S.$	1,203	$1,198,998
Series 2014-2, Class A2 1.05%, 3/20/20(a)		4,427	4,406,126
Series 2015-1, Class A2 1.30%, 9/20/20(a)		11,070	11,002,999
Exeter Automobile Receivables Trust Series 2014-1A, Class A 1.29%, 5/15/18(a)		204	203,453
Series 2014-2A, Class A 1.06%, 8/15/18(a)		535	534,567
Series 2016-1A, Class D 7.91%, 2/15/23(a)		3,040	3,020,300
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		8,250	8,262,139
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		117	116,582
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17		5,557	5,558,878
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		997	997,348
Series 2012-D, Class B 1.01%, 5/15/18		3,805	3,793,336
Series 2014-2, Class A 2.31%, 4/15/26(a)		14,327	14,516,516
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,899	1,904,587
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A1 1.98%, 1/15/22		9,202	9,219,487
Series 2016-1, Class A1 1.76%, 2/15/21		4,164	4,155,387
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		8,955	8,961,262
Series 2015-2, Class A3 1.68%, 12/20/18		11,785	11,806,956
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		5,130	5,119,429
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		9,130	9,116,188
Series 2015-1, Class A3 1.41%, 6/15/20		5,832	5,829,974
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		4,800	4,796,383
Series 2015-2A, Class C 3.95%, 9/25/19(a)		3,400	3,396,112

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)			U.S. $ Value
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)	U.S.$	21,065	$20,710,609
Series 2016-1A, Class A 2.32%, 3/25/20(a)		6,609	6,609,206
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)		5,547	5,556,269
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		3,525	3,536,905
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		6,490	6,496,925
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		10,620	10,637,946
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		3,620	3,615,078
Series 2015-4,Class A2A 1.20%, 12/17/18		4,639	4,632,142
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		5,140	5,128,669
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		5,884	5,883,955

			285,204,582

Credit Cards–Fixed Rate–2.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		4,458	4,468,435
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		11,514	11,778,678
Series 2015-2, Class A 1.56%, 3/15/21		8,187	8,230,578
Series 2015-4, Class A 1.72%, 8/16/21		6,192	6,225,882
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		7,831	7,886,194
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		10,835	10,914,658
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		12,000	12,143,009
Series 2015-3, Class A 1.74%, 9/15/21		9,015	9,015,257
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	7,890	$7,923,487
Series 2013-A, Class A 1.61%, 12/15/21		4,353	4,360,567
Series 2015-B,Class A 2.55%, 6/17/24		6,986	7,107,623

			90,054,368

Autos–Floating Rate–1.6%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.936% (LIBOR 1 Month + 0.50%), 7/15/20(a)(d)		10,554	10,534,159
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.812% (LIBOR 1 Month + 0.38%), 7/20/19(d)		6,227	6,200,160
Series 2015-1, Class A 0.932% (LIBOR 1 Month + 0.50%), 1/20/20(d)		10,924	10,819,029
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.992% (LIBOR 1 Month + 0.55%), 12/10/27(a)(d)		4,985	4,988,723
Series 2014-1, Class A 0.842% (LIBOR 1 Month + 0.40%), 4/10/28(a)(d)		4,378	4,379,757
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.183% (LIBOR 1 Month + 0.75%), 10/25/19(a)(d)		4,874	4,853,622
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.932% (LIBOR 1 Month + 1.50%), 10/20/20(a)(d)		9,708	9,707,994
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.782% (LIBOR 1 Month + 0.35%), 7/22/19(a)(d)		3,500	3,449,762

			54,933,206

Other ABS–Fixed Rate–1.1%
Ascentium Equipment Receivables LLC Series 2015-2A, Class A1 1.00%, 11/10/16(a)		5,251	5,243,590
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		4,197	4,197,801
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		6,051	6,057,825
Series 2015-A, Class A4 1.85%, 4/15/21		6,392	6,428,593

6	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)	U.S.$	3,460	$3,448,067
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		3,098	3,093,504
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		614	613,785
SBA Tower Trust 3.156%, 10/15/20(a)		7,996	7,999,039

			37,082,204

Credit Cards–Floating Rate–1.1%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 0.966% (LIBOR 1 Month + 0.53%), 2/18/20(a)(d)		7,700	7,696,016
Series 2014-1, Class A 0.786% (LIBOR 1 Month + 0.35%), 3/16/20(d)		1,880	1,877,535
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.886% (LIBOR 1 Month + 0.35%), 8/17/20(d)		11,732	11,726,167
First National Master Note Trust Series 2013-2, Class A 0.966% (LIBOR 1 Month + 0.53%), 10/15/19(d)		8,650	8,641,735
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.916% (LIBOR 1 Month + 0.48%), 2/15/22(d)		6,720	6,703,694

			36,645,147

Home Equity Loans–Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.558% (LIBOR 1 Month + 1.13%), 12/25/32(d)		970	924,031
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 1.033% (LIBOR 1 Month + 0.60%), 5/25/33(d)		124	115,559
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.733% (LIBOR 1 Month + 0.30%), 4/25/34(d)		7	6,743

			1,046,333

Total Asset-Backed Securities (cost $504,447,623)			504,965,840

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.6%
Non-Agency Fixed Rate CMBS–9.0%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51	U.S.$	15,830	$16,406,390
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		5,707	5,679,660
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		9,720	9,917,899
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		11,325	11,789,376
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 6.085%, 3/15/49		366	365,636
Series 2015-GC27, Class A5 3.137%, 2/10/48		7,490	7,629,041
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.762%, 5/15/46		3,792	3,920,520
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		11,171	11,328,805
Series 2007-GG9, Class A4 5.444%, 3/10/39		17,194	17,546,361
Series 2007-GG9, Class AM 5.475%, 3/10/39		7,256	7,365,003
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		4,292	4,227,420
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39		4,535	4,607,778
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		9,682	10,335,065
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.699%, 11/10/46(a)		4,018	4,173,380
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		7,662	7,668,850
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		12,030	12,280,225
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 8/10/45		5,472	5,636,265
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		731	719,893
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		6,804	6,984,632

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47	U.S.$	3,790	$3,805,558
Series 2007-CB19, Class AM 5.699%, 2/12/49		4,080	4,166,229
Series 2007-LD12, Class A4 5.882%, 2/15/51		13,115	13,548,401
Series 2007-LD12, Class AM 6.007%, 2/15/51		3,522	3,673,596
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		15,742	16,089,739
Series 2007-LDPX, Class A3 5.42%, 1/15/49		45	45,981
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		341	342,589
Series 2011-C5, Class D 5.323%, 8/15/46(a)		2,901	3,027,660
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		9,747	10,511,739
Series 2015-C32, Class C 4.669%, 11/15/48		5,623	4,800,670
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		3,028	2,967,293
Series 2007-C1, Class AM 5.455%, 2/15/40		2,995	3,040,982
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		5,505	5,516,999
Series 2015-3, Class A2 2.729%, 4/20/48(a)		7,000	6,816,052
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		6,573	6,604,634
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		11,010	11,169,632
Series 2007-9, Class A4 5.70%, 9/12/49		20,408	21,158,584
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		4,728	4,908,915
Series 2012-C4, Class A5 2.85%, 12/10/45		9,467	9,684,705
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 5.888%, 1/10/45(a)		2,285	2,464,054
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		2,392	2,393,450
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.803%, 11/15/45(a)	U.S.$	3,326	$3,146,728
Series 2013-C14, Class A5 3.337%, 6/15/46		9,893	10,418,216
Series 2014-C20, Class A2 3.036%, 5/15/47		6,029	6,251,106

			305,135,711

Non-Agency Floating Rate CMBS–1.6%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.756% (LIBOR 1 Month + 1.32%), 11/15/19(a)(d)		5,133	5,112,254
Commercial Mortgage Trust Series 2014-KYO, Class A 1.338% (LIBOR 1 Month + 0.90%), 6/11/27(a)(d)		7,535	7,452,478
Series 2014-SAVA, Class A 1.587% (LIBOR 1 Month + 1.15%), 6/15/34(a)(d)		3,437	3,391,413
H/2 Asset Funding NRE Series 2015-1A 2.085%, 6/24/49(a)(d)		7,007	6,954,489
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.356% (LIBOR 1 Month + 0.92%), 6/15/29(a)(d)		9,634	9,404,169
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.286% (LIBOR 1 Month + 1.87%), 8/15/26(a)(d)		3,265	3,248,093
Series 2015-XLF2, Class SNMA 2.386% (LIBOR 1 Month + 1.95%), 11/15/26(a)(d)		3,265	3,246,516
PFP III Ltd. Series 2014-1, Class A 1.606% (LIBOR 1 Month + 1.17%), 6/14/31(a)(d)		108	108,081
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.491% (LIBOR 1 Month + 1.05%), 4/15/32(a)(d)		2,859	2,789,930
Starwood Retail Property Trust Series 2014-STAR, Class A 1.656% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)		6,321	6,178,569
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 12/15/47(c)		5,778	5,355,159

			53,241,151

Total Commercial Mortgage-Backed Securities (cost $367,801,358)			358,376,862

8	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
GOVERNMENTS-TREASURIES–10.2%
United States–10.2%
U.S. Treasury Bonds 3.00%, 5/15/45	U.S.$	26,750	$28,849,260
3.125%, 8/15/44		14,806	16,379,137
3.375%, 5/15/44		5,710	6,618,784
3.625%, 8/15/43		33,991	41,283,002
3.75%, 11/15/43		10,205	12,674,926
4.75%, 2/15/37		5	7,076
6.25%, 5/15/30		13,949	21,278,681
8.125%, 8/15/19–8/15/21		986	1,298,846
U.S. Treasury Notes 1.625%, 2/15/26		40,545	39,955,841
1.75%, 9/30/19		7,981	8,188,220
2.00%, 11/15/21		9,093	9,404,153
2.125%, 8/15/21		630	656,159
2.25%, 11/15/25		70,300	73,164,163
2.375%, 8/15/24(e)		12,571	13,238,518
2.50%, 8/15/23		46,277	49,315,733
2.75%, 11/15/23		21,770	23,579,631

Total Governments–Treasuries (cost $325,296,395)			345,892,130

COLLATERALIZED MORTGAGE OBLIGATIONS–5.9%
Risk Share Floating Rate–3.7%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.933% (LIBOR 1 Month + 2.50%), 7/25/25(d)(f)		3,572	3,527,933
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/23(d)		8,185	8,065,906
Series 2014-DN2, Class M3 4.033% (LIBOR 1 Month + 3.60%), 4/25/24(d)		2,091	1,973,749
Series 2014-DN3, Class M3 4.433% (LIBOR 1 Month + 4.00%), 8/25/24(d)		9,650	9,407,964
Series 2014-DN4, Class M3 4.983% (LIBOR 1 Month + 4.55%), 10/25/24(d)		2,500	2,483,644
Series 2014-HQ3, Class M3 5.183% (LIBOR 1 Month + 4.75%), 10/25/24(d)		3,000	3,017,630
Series 2015-DNA1, Class M3 3.733% (LIBOR 1 Month + 3.30%), 10/25/27(d)		675	636,659
Series 2015-DNA2, Class M2 3.033% (LIBOR 1 Month + 2.60%), 12/25/27(d)		9,306	9,296,451
Series 2015-DNA3, Class M3 5.133% (LIBOR 1 Month + 4.70%), 4/25/28(d)		1,430	1,362,063
Series 2015-HQ1, Class M2 2.633% (LIBOR 1 Month + 2.20%), 3/25/25(d)	U.S.$	2,155	$2,158,457
Series 2015-HQA1, Class M2 3.083% (LIBOR 1 Month + 2.65%), 3/25/28(d)		10,244	10,217,845
Series 2015-HQA2, Class M2 3.233% (LIBOR 1 Month + 2.80%), 5/25/28(d)		3,151	3,160,594
Series 2015-HQA2, Class M3 5.233% (LIBOR 1 Month + 4.80%), 5/25/28(d)		902	859,001
Series 2016-DNA1, Class M3 5.983% (LIBOR 1 Month + 5.55%), 7/25/28(d)		3,230	3,240,252
Series 2016-HQA1, Class M3 6.791% (LIBOR 1 Month + 6.35%), 9/25/28(d)		2,807	2,904,103
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.633% (LIBOR 1 Month + 1.20%), 7/25/24(d)		2,106	2,099,897
Series 2014-C04, Class 1M2 5.333% (LIBOR 1 Month + 4.90%), 11/25/24(d)		5,280	5,306,157
Series 2014-C04, Class 2M2 5.433% (LIBOR 1 Month + 5.00%), 11/25/24(d)		4,465	4,547,235
Series 2015-C01, Class 1M2 4.733% (LIBOR 1 Month + 4.30%), 2/25/25(d)		4,205	4,173,077
Series 2015-C02, Class 2M2 4.433% (LIBOR 1 Month + 4.00%), 5/25/25(d)		4,020	3,911,201
Series 2015-C03, Class 1M1 1.933% (LIBOR 1 Month + 1.50%), 7/25/25(d)		3,406	3,403,613
Series 2015-C03, Class 1M2 5.433% (LIBOR 1 Month + 5.00%), 7/25/25(d)		6,771	6,770,977
Series 2015-C03, Class 2M2 5.433% (LIBOR 1 Month + 5.00%), 7/25/25(d)		6,913	6,951,369
Series 2015-C04, Class 1M2 6.133% (LIBOR 1 Month + 5.70%), 4/25/28(d)		2,029	2,053,104
Series 2015-C04, Class 2M2 5.983% (LIBOR 1 Month + 5.55%), 4/25/28(d)		6,521	6,501,891
Series 2016-C01, Class 1M2 7.183% (LIBOR 1 Month + 6.75%), 8/25/28(d)		4,533	4,840,531
Series 2016-C01, Class 2M2 7.383% (LIBOR 1 Month + 6.95%), 8/25/28(d)		1,953	2,080,789

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value
Series 2016-C02, Class 1M2 6.435% (LIBOR 1 Month + 6.00%), 9/25/28(d)	U.S.$	4,864	$4,962,733
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/24(d)(f)		1,128	1,142,025
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.683% (LIBOR 1 Month + 5.25%), 11/25/25(d)(f)		3,997	3,944,546
Series 2015-WF1, Class 2M2 5.933% (LIBOR 1 Month + 5.50%), 11/25/25(d)(f)		1,161	1,135,948

			126,137,344

Non-Agency Fixed Rate–1.6%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		958	895,172
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		2,860	2,567,143
Series 2005-65CB, Class 2A6 6.00%, 12/25/35		3,071	2,928,383
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		1,335	1,275,966
Series 2006-24CB, Class A16 5.75%, 6/25/36		5,089	4,252,168
Series 2006-28CB, Class A14 6.25%, 10/25/36		3,135	2,612,572
Series 2006-J1, Class 1A13 5.50%, 2/25/36		1,753	1,553,273
Series 2007-2CB, Class 2A4 5.75%, 3/25/37		1,990	1,712,394
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		1,138	931,247
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.717%, 5/25/35		3,037	2,818,806
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		2,826	2,580,410
Series 2006-13, Class 1A18 6.25%, 9/25/36		3,619	3,238,144
Series 2006-13, Class 1A19 6.25%, 9/25/36		1,685	1,508,231
Series 2007-2, Class A16 6.00%, 3/25/37		3,567	3,317,363
Series 2007-HYB2, Class 3A1 2.855%, 2/25/47		6,093	5,402,305
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)	U.S.$	4,314	$3,570,512
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		4,458	3,539,874
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		2,198	1,902,814
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		5,417	4,640,312
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		1,716	1,666,329

			52,913,418

Non-Agency Floating Rate–0.6%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.623% (LIBOR 1 Month + 0.19%), 12/25/36(d)		8,070	4,867,482
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.683% (LIBOR 1 Month + 0.25%), 3/25/35(d)		3,475	2,929,542
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.136% (LIBOR 1 Month + 1.70%), 7/15/36(a)(d)		8,990	8,920,359
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.668%, 5/26/37(a)(c)		4,532	3,808,836

			20,526,219

Agency Fixed Rate–0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.999%, 5/28/35		1,605	1,340,769

Total Collateralized Mortgage Obligations (cost $203,568,842)			200,917,750

INFLATION-LINKED SECURITIES–4.7%
United States–4.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19(TIPS)		118,739	121,301,329
0.375%, 7/15/25(TIPS)		36,174	36,964,331

Total Inflation-Linked Securities (cost $153,971,024)			158,265,660

10	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
CORPORATES-NON-INVESTMENT GRADE–3.2%
Financial Institutions–1.5%
Banking–1.3%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)	U.S.$	2,288	$2,361,674
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		1,250	1,437,500
7.625%, 11/21/22		3,784	4,067,800
7.75%, 4/10/23		3,832	4,023,600
Credit Agricole SA 8.125%, 12/23/25(a)(b)		1,440	1,448,712
Credit Suisse Group AG 7.50%, 12/11/23(a)(b)		1,557	1,529,753
HBOS Capital Funding LP 4.939%, 5/23/16(b)	EUR	3,542	4,030,441
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	7,068	6,618,779
Lloyds Banking Group PLC 7.50%, 6/27/24(b)		3,734	3,696,287
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(b)		2,900	2,816,625
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		819	866,174
Societe Generale SA 5.922%, 4/05/17(a)(b)		1,160	1,148,400
8.00%, 9/29/25(a)(b)		3,455	3,351,350
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		5,567	5,743,919

			43,141,014

Finance–0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		2,700	2,784,375
International Lease Finance Corp. 5.875%, 4/01/19		2,682	2,832,862
Navient Corp. 7.25%, 1/25/22		875	818,125

			6,435,362

			49,576,376

Industrial–1.4%
Basic–0.1%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		1,212	969,600
Novelis, Inc. 8.375%, 12/15/17		809	822,753

			1,792,353

Capital Goods–0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		3,310	3,396,888

Communications–Media–0.0%
CSC Holdings LLC 8.625%, 2/15/19	U.S.$	1,342	$1,476,200

Communications–Telecommunications–0.4%
Numericable-SFR SA 5.375%, 5/15/22(a)	EUR	712	824,363
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	10,125	8,783,437
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		3,440	3,250,800

			12,858,600

Consumer Cyclical–Other–0.2%
International Game Technology PLC 6.25%, 2/15/22(a)		3,615	3,677,539
KB Home 4.75%, 5/15/19		3,146	3,134,202
MCE Finance Ltd. 5.00%, 2/15/21(a)		2,225	2,130,438

			8,942,179

Consumer Non-Cyclical–0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		3,920	3,018,400

Energy–0.4%
Cenovus Energy, Inc. 3.00%, 8/15/22		350	311,188
5.70%, 10/15/19		1,637	1,642,759
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		3,212	2,114,736
ONEOK, Inc. 4.25%, 2/01/22		7,942	6,591,860
SM Energy Co. 6.50%, 1/01/23		359	253,095
Transocean, Inc. 6.50%, 11/15/20		3,700	2,590,000

			13,503,638

Technology–0.1%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		2,824	2,259,200

			47,247,458

Utility–0.2%
Electric–0.2%
AES Corp./VA 7.375%, 7/01/21		3,427	3,838,240
NRG Energy, Inc. Series WI 6.25%, 5/01/24		2,593	2,379,078

			6,217,318

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value
Non Corporate Sectors–0.1%
Agencies–Not Government Guaranteed–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)	U.S.$	3,570	$3,489,675

Total Corporates—Non-Investment Grade (cost $112,348,890)			106,530,827

AGENCIES–2.3%
Agency Debentures–2.3%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $69,205,088)		81,666	76,512,304

EMERGING MARKETS-TREASURIES–0.8%
Brazil–0.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17–1/01/27 (cost $30,987,292)	BRL	106,375	26,014,157

GOVERNMENTS-SOVEREIGN AGENCIES–0.6%
Brazil–0.2%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	7,084	6,154,225

Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45		2,685	2,104,369

Israel–0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)		7,000	7,423,500

United Kingdom–0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(b)		5,235	4,868,550

Total Governments—Sovereign Agencies (cost $22,009,566)			20,550,644

LOCAL GOVERNMENTS-MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 5.75%, 3/01/17		10	10,431
7.625%, 3/01/40		8,520	13,038,838

Total Local Governments—Municipal Bonds (cost $8,664,947)			13,049,269

QUASI-SOVEREIGNS–0.4%
Quasi-Sovereign Bonds–0.4%
Chile–0.3%
Corp Nacional del Cobre de Chile 4.50%, 9/16/25(a)(g)	U.S.$	7,076	$7,211,810
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		2,510	2,626,017

			9,837,827

Mexico–0.1%
Petroleos Mexicanos 3.50%, 7/18/18		2,884	2,922,934

Total Quasi-Sovereigns (cost $12,343,685)			12,760,761

		Shares
PREFERRED STOCKS–0.2%
Financial Institutions–0.2%
Insurance–0.2%
Allstate Corp. (The) 5.10% (cost $8,197,028)		306,775	7,997,624

COMMON STOCKS–0.2%

Financials–0.2%
Insurance–0.2%
Mt Logan Re Ltd. (Preference Shares)(h)(i)(j) (cost $5,400,000)		5,400	5,465,823

	Principal Amount (000)
EMERGING MARKETS-CORPORATE BONDS–0.1%
Industrial–0.1%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)	U.S.$	4,673	2,003,549

Communications–Telecommunications–0.0%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		1,912	1,787,720

Total Emerging Markets—Corporate Bonds (cost $6,556,635)			3,791,269

12	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $2,012,573)	U.S.$	1,812	$2,020,380

Total Investments—99.8% (cost $3,320,107,595)			3,365,058,889

Other assets less liabilities—0.2%			7,273,700

Net Assets—100.0%			$3,372,332,589

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	327	June 2016	$35,729,477	$35,521,201	$(208,276)
U.S. T-Note 2 Yr (CBT) Futures	1,179	June 2016	257,988,695	257,906,250	(82,445)
U.S. T-Note 5 Yr (CBT) Futures	3,941	June 2016	476,590,498	477,507,572	917,074
U.S. Ultra Bond (CBT) Futures	845	June 2016	146,965,898	145,788,906	(1,176,992)
Sold Contracts
Euro-BOBL Futures	840	June 2016	125,734,141	125,310,078	424,063
U.S. T-Note 10 Yr (CBT) Futures	532	June 2016	69,269,950	69,367,812	(97,862)

					$(224,438)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	SEK	88,907	USD	10,839	4/06/16	$(113,564)
BNP Paribas SA	USD	23,423	NOK	202,382	4/06/16	1,034,500
BNP Paribas SA	USD	11,241	EUR	9,937	5/13/16	79,272
Goldman Sachs Bank USA	BRL	30,032	USD	8,439	4/04/16	86,248
Goldman Sachs Bank USA	BRL	76,920	USD	20,696	4/04/16	(696,262)
Goldman Sachs Bank USA	USD	7,536	BRL	30,032	4/04/16	816,171
Goldman Sachs Bank USA	USD	21,614	BRL	76,920	4/04/16	(220,907)
Goldman Sachs Bank USA	SEK	112,705	USD	13,719	4/06/16	(164,718)
Goldman Sachs Bank USA	USD	14,205	EUR	12,596	5/13/16	144,830
Goldman Sachs Bank USA	BRL	50,216	USD	10,920	1/04/17	(2,016,361)
HSBC Bank USA	USD	11,894	MXN	216,608	4/14/16	630,014
JPMorgan Chase Bank	NOK	202,334	SEK	201,460	4/06/16	365,461
JPMorgan Chase Bank	CAD	22,588	USD	16,840	4/08/16	(552,469)
JPMorgan Chase Bank	GBP	14,818	USD	21,197	5/12/16	(87,251)
JPMorgan Chase Bank	EUR	13,779	USD	15,300	5/13/16	(397,387)
Morgan Stanley & Co., Inc.	EUR	7,821	USD	8,631	5/13/16	(278,634)
Standard Chartered Bank	BRL	46,889	USD	13,175	4/04/16	134,658
Standard Chartered Bank	USD	12,981	BRL	46,889	4/04/16	59,028
Standard Chartered Bank	SGD	36,148	USD	25,604	4/08/16	(1,214,921)
Standard Chartered Bank	JPY	2,530,538	USD	22,492	4/20/16	(3,755)
Standard Chartered Bank	BRL	46,889	USD	12,895	5/03/16	(41,340)
Standard Chartered Bank	TWD	844,011	USD	25,918	5/20/16	(340,360)
State Street Bank & Trust Co.	EUR	6,202	USD	6,742	5/13/16	(323,074)

						$(3,100,821)

Schedule of Investments—Intermediate Duration Portfolio	13

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)%	0.74%	$117,960	$(1,004,909)	$68,872

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	171,370	3/10/17	0.973%	3 Month CDOR	$(126,236)
Morgan Stanley & Co., LLC/(CME Group)	AUD	226,950	3/11/17	2.140%	3 Month BBSW	98,268
Morgan Stanley & Co., LLC/(CME Group)	CAD	157,100	6/05/17	1.054%	3 Month CDOR	(328,183)
Morgan Stanley & Co., LLC/(CME Group)	NZD	309,490	6/09/17	3.366%	3 Month BKBM	(4,663,610)
Morgan Stanley & Co., LLC/(CME Group)	AUD	197,580	6/09/17	2.218%	3 Month BBSW	(84,554)
Morgan Stanley & Co., LLC/(CME Group)		142,190	10/30/17	1.915%	3 Month BBSW	417,684
Morgan Stanley & Co., LLC/(CME Group)	GBP	57,160	6/05/20	6 Month LIBOR	1.651%	2,659,762
Morgan Stanley & Co., LLC/(CME Group)	AUD	34,700	3/11/25	6 Month BBSW	2.973%	795,954
Morgan Stanley & Co., LLC/(CME Group)	NZD	36,070	6/09/25	3 Month BKBM	4.068%	2,577,564
Morgan Stanley & Co., LLC/(CME Group)	AUD	21,430	6/09/25	6 Month BBSW	3.384%	1,094,868
Morgan Stanley & Co., LLC/(CME Group)		56,080	11/10/25	2.256%	3 Month LIBOR	(3,698,260)
Morgan Stanley & Co., LLC/(CME Group)	GBP	5,300	6/05/45	2.396%	6 Month LIBOR	(1,419,980)

						$(2,676,723)

14	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	9.62%	$2,830	$329,033	$150,240	$178,793
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	10.06	4,718	615,512	(186,657)	802,169
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	10.06	5,407	705,399	(221,808)	927,207
Sale Contracts
Credit Suisse International
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	1.47	12,540	(114,414)	(129,785)	15,371
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	1,118	4,207	(9,735)	13,942
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	452	1,699	(3,932)	5,631
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	455	1,712	(3,962)	5,674
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	661	2,486	(5,161)	7,647

				$1,545,634	$(410,800)	$1,956,434

* Termination date

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$50,590	1/30/17	1.059%	3 Month LIBOR	$(175,356)

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	U.S. $ Value at March 31, 2016
Credit Suisse Securities (USA) LLC+	(1.50	)%*	—	$5,120,138
JP Morgan Chase+	(1.50	)%*	—	2,040,032

				$7,160,170

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2016
*	Interest payment due from counterparty.

Schedule of Investments—Intermediate Duration Portfolio	15

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Quasi-Sovereigns	$7,160,170	$0	$0	$0	$7,160,170

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $582,035,200 or 17.3% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Variable rate coupon, rate shown as of March 31, 2016.
(d)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.28% of net assets as of March 31, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.933%, 7/25/25	7/27/15	$3,571,595	$3,527,933	0.10%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.683%, 11/25/24	11/06/15	1,112,039	1,142,025	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.683%, 11/25/25	9/28/15	3,997,274	3,944,546	0.12%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.933%, 11/25/25	9/28/15	1,160,718	1,135,948	0.03%

(g)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(h)	Effective prepayment date of April 2017.
(i)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.
(j)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$5,400,000	$5,465,823	0.16%

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BA—Banker’s Acceptance

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

16	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2016 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–37.9%
United States–37.9%
U.S. Treasury Notes
0.50%, 4/30/17	U.S.$	12,880	$12,860,886
0.75%, 1/31/18		44,853	44,869,088
0.875%, 11/30/17-3/31/18		74,530	74,715,580
1.25%, 4/30/19		3,500	3,537,597
1.375%, 1/31/21		3,110	3,132,355

Total Governments–Treasuries (cost $138,983,679)			139,115,506

ASSET-BACKED SECURITIES–17.3%
Autos–Fixed Rate–8.9%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		629	630,981
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,099	1,097,276
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		166	166,019
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,095	1,092,780
Series 2013-2A, Class A
2.97%, 2/20/20(a)		1,839	1,868,007
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		1,131	1,128,331
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		502	502,533
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		1,558	1,564,870
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		772	775,904
Drive Auto Receivables Trust Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		275	274,451
Series 2016-AA, Class A2A
1.50%, 3/15/18(a)		510	510,086
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)	U.S.$	176	$175,597
Series 2014-2, Class A2
1.05%, 3/20/20(a)		836	831,499
Series 2015-1, Class A2
1.30%, 9/20/20(a)		1,079	1,072,935
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		838	839,233
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17		1,204	1,204,424
Ford Credit Auto Owner Trust Series 2013-A, Class D 1.86%, 8/15/19		752	751,954
Series 2014-2, Class A
2.31%, 4/15/26(a)		1,274	1,290,852
Series 2016-1, Class A
2.31%, 8/15/27(a)		728	730,142
Ford Credit Floorplan Master Owner Trust A Series 2014-1, Class A1 1.20%, 2/15/19		1,300	1,299,225
Series 2016-1, Class A1
1.76%, 2/15/21		587	585,786
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		834	834,332
Series 2015-2, Class A3
1.68%, 12/20/18		1,020	1,021,900
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		469	467,840
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,720	1,717,398
Series 2015-1, Class A3
1.41%, 6/15/20		492	491,829
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		470	469,646
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		940	924,186
Series 2016-1A, Class A
2.32%, 3/25/20(a)		566	566,018
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		822	820,588
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		605	605,355
Series 2015-B, Class A3
1.40%, 11/15/18(a)		496	496,829

Schedule of Investments—Short Duration Plus Portfolio	17

Principal Amount (000)			U.S. $ Value
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17	U.S.$	341	$341,391
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		585	585,624
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		941	942,590
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		326	325,381
Series 2015-4,Class A2A
1.20%, 12/17/18		300	299,050
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		451	449,861
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,197	1,195,934
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(a)		471	465,658
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		527	526,996
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		638	637,624

			32,578,915

Credit Cards–Fixed Rate–2.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		773	774,809
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,260	1,288,964
Series 2015-2, Class A 1.56%, 3/15/21		641	644,412
Series 2015-4, Class A 1.72%, 8/16/21		627	630,431
Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22		821	827,506
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		814	819,985
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,193	1,207,218
Series 2015-3, Class A 1.74%, 9/15/21	U.S.$	780	$780,022
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	969,096
Series 2013-A, Class A 1.61%, 12/15/21		610	611,060
Series 2015-B,Class A 2.55%, 6/17/24		1,300	1,322,632

			9,876,135

Credit Cards–Floating Rate–2.5%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 0.966% (LIBOR 1 Month + 0.53%), 2/18/20(a)(b)		1,300	1,299,327
Series 2014-1, Class A 0.786% (LIBOR 1 Month + 0.35%), 3/16/20(b)		1,200	1,198,427
Chase Issuance Trust Series 2013-A6, Class A6 0.856% (LIBOR 1 Month + 0.42%), 7/15/20(b)		2,388	2,390,569
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.866% (LIBOR 1 Month + 0.43%), 7/15/21(b)		895	896,100
Series 2015-A1, Class A1 0.886% (LIBOR 1 Month + 0.35%), 8/17/20(b)		1,003	1,002,501
First National Master Note Trust Series 2013-2, Class A 0.966% (LIBOR 1 Month + 0.53%), 10/15/19(b)		912	911,129
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.916% (LIBOR 1 Month + 0.48%), 2/15/22(b)		1,347	1,343,731

			9,041,784

Autos–Floating Rate–1.6%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 1.006% (LIBOR 1 Month + 0.57%), 1/15/22(b)		1,003	990,323
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.812% (LIBOR 1 Month + 0.38%), 7/20/19(b)		615	612,349
Series 2015-1, Class A 0.932% (LIBOR 1 Month + 0.50%), 1/20/20(b)		1,055	1,044,862

18	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.992% (LIBOR 1 Month + 0.55%), 12/10/27(a)(b)	U.S.$	479	$479,001
Series 2014-1, Class A 0.842% (LIBOR 1 Month + 0.40%), 4/10/28(a)(b)		860	860,663
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.183% (LIBOR 1 Month + 0.75%), 10/25/19(a)(b)		776	772,756
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.932% (LIBOR 1 Month + 1.50%), 10/20/20(a)(b)		957	957,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.782% (LIBOR 1 Month + 0.35%), 7/22/19(a)(b)		300	295,694

			6,012,648

Other ABS–Fixed Rate–1.6%
Ascentium Equipment Receivables LLC Series 2015-2A, Class A1 1.00%, 11/10/16(a)		474	473,092
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		475	474,746
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18		150	149,786
Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,366,613
Series 2014-B, Class A4 1.61%, 5/17/21		1,300	1,301,398
Series 2015-A, Class A4 1.85%, 4/15/21		655	658,224
Dell Equipment Finance Trust Series 2014-1, Class A3 0.94%, 6/22/20(a)		423	423,124
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		68	67,682

			5,914,665

Home Equity Loans–Fixed Rate–0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		13	0

Total Asset-Backed Securities (cost $63,372,866)			63,424,147

CORPORATES-INVESTMENT GRADE–16.5%
Financial Institutions–10.1%
Banking–9.8%
Abbey National Treasury Services PLC/United Kingdom 4.00%, 4/27/16	U.S.$	1,615	$1,618,280
ABN AMRO Bank NV 2.50%, 10/30/18(a)		1,498	1,518,484
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,747,858
Bank of America NA 1.65%, 3/26/18		860	858,968
Barclays PLC 2.00%, 3/16/18		880	870,975
BNP Paribas SA 2.375%, 9/14/17-5/21/20		2,421	2,445,004
Capital One Bank USA NA 1.15%, 11/21/16		1,000	1,000,423
Citigroup, Inc. 1.136% (LIBOR 3 Month + 0.52%), 5/01/17(b)		898	896,755
1.325% (LIBOR 3 Month + 0.70%), 11/24/17(b)		992	987,320
Compass Bank 1.85%, 9/29/17		950	951,267
Credit Agricole SA/London 3.00%, 10/01/17(a)		1,400	1,430,034
Credit Suisse AG/New York NY Series G 1.375%, 5/26/17		1,196	1,192,606
Danske Bank A/S 3.875%, 4/14/16(a)		618	618,475
Fifth Third Bank/Cincinnati OH 1.15%, 11/18/16		940	941,515
Goldman Sachs Group, Inc. (The) 1.779% (LIBOR 3 Month + 1.16%), 4/23/20(b)		876	870,569
HSBC USA, Inc. 1.70%, 3/05/18		884	881,919
Huntington National Bank (The) 2.20%, 11/06/18		940	941,538
JPMorgan Chase & Co. 1.145% (LIBOR 3 Month + 0.51%), 3/01/18(b)		896	885,992
KeyBank NA/Cleveland OH 1.70%, 6/01/18		1,270	1,269,789
Lloyds Bank PLC 1.75%, 3/16/18		1,539	1,537,190
Mizuho Bank Ltd. 1.08% (LIBOR 3 Month + 0.45%), 9/25/17(a)(b)		1,935	1,932,171

Schedule of Investments—Short Duration Plus Portfolio	19

Principal Amount (000)			U.S. $ Value
Morgan Stanley 1.875%, 1/05/18	U.S.$	859	$861,733
5.625%, 9/23/19		888	988,138
PNC Bank NA 1.80%, 11/05/18		940	944,821
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,903,058
Societe Generale SA 2.75%, 10/12/17		1,220	1,235,652
UBS AG/Stamford CT Series G 1.80%, 3/26/18		1,372	1,376,637
US Bank NA/Cincinnati OH 1.101% (LIBOR 3 Month + 0.48%), 10/28/19(b)		714	706,280
1.45%, 1/29/18		1,000	1,006,133
Wells Fargo & Co. 2.125%, 4/22/19		1,427	1,449,862

			35,869,446

Insurance – 0.3%
MetLife, Inc. 1.756%, 12/15/17		1,271	1,278,016

			37,147,462

Industrial–6.1%
Basic–0.4%
Monsanto Co. 0.82% (LIBOR 3 Month + 0.20%), 11/07/16(b)		1,590	1,585,034

Communications–Media–0.6%
NBCUniversal Enterprise, Inc. 1.159% (LIBOR 3 Month + 0.54%), 4/15/16(a)(b)		2,120	2,120,369

Communications–Telecommunications–0.8%
America Movil SAB de CV 5.00%, 3/30/20		744	823,214
AT&T, Inc. 1.40%, 12/01/17		2,035	2,035,985

			2,859,199

Consumer Cyclical–Automotive–1.3%
Ford Motor Credit Co. LLC 1.461%, 3/27/17		1,027	1,025,592
General Motors Financial Co., Inc. 3.10%, 1/15/19		960	971,480
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(a)		1,115	1,131,858
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,588,194

			4,717,124

Consumer Non-Cyclical–1.6%
AbbVie, Inc. 1.75%, 11/06/17	U.S.$	2,000	$2,009,256
Actavis, Inc. 6.125%, 8/15/19		852	954,612
Celgene Corp. 2.125%, 8/15/18		952	962,782
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,905,555

			5,832,205

Energy–0.4%
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)		1,480	1,489,709

Services–0.4%
eBay, Inc. 2.50%, 3/09/18		431	437,991
Visa, Inc. 2.20%, 12/14/20		1,180	1,209,315

			1,647,306

Technology–0.6%
Cisco Systems, Inc. 0.912% (LIBOR 3 Month + 0.28%), 3/03/17(b)		1,515	1,516,789
QUALCOMM, Inc. 1.40%, 5/18/18		804	808,064

			2,324,853

			22,575,799

Utility–0.3%
Electric–0.3%
Georgia Power Co. 1.95%, 12/01/18		930	939,610

Total Corporates–Investment Grade (cost $60,567,546)			60,662,871

COMMERCIAL MORTGAGE-BACKED SECURITIES–11.0%
Non-Agency Fixed Rate CMBS–9.5%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,767	1,831,493
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 6.085%, 3/15/49		40	40,153
Series 2013-GC11, Class XA 1.852%, 4/10/46(e)		14,522	966,631
Series 2015-GC29, Class A2 2.674%, 4/10/48		1,025	1,050,008

20	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46	U.S.$	1,018	$1,032,676
Series 2012-CR4, Class A1 0.704%, 10/15/45		642	639,957
Series 2013-CR6, Class A1 0.719%, 3/10/46		1,154	1,146,266
Series 2013-CR6, Class A2 2.122%, 3/10/46		988	995,012
Series 2013-LC6, Class A1 0.724%, 1/10/46		580	576,164
Series 2013-LC6, Class XA 1.733%, 1/10/46(e)		1,948	127,543
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,281	1,329,186
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,560	1,612,003
Credit Suisse Commercial Mortgage Trust Series 2007-C4, Class A4 5.941%, 9/15/39		959	994,121
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.611%, 2/10/46(e)		11,909	957,188
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 8/10/45		494	509,184
Series 2012-GCJ7, Class XA 2.509%, 5/10/45(e)		6,719	568,209
Series 2014-GC20, Class A2 3.002%, 4/10/47		1,500	1,548,519
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,179	2,226,966
Series 2013-C10, Class A1 0.73%, 12/15/47		526	522,938
Series 2013-C13, Class A2 2.665%, 1/15/46		1,500	1,532,594
Series 2013-C16, Class A2 3.07%, 12/15/46		1,670	1,719,643
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		1,741	1,789,290
Series 2015-C28, Class A2 2.773%, 10/15/48		1,250	1,288,272
Series 2015-C29, Class A2 2.921%, 5/15/48		600	622,996
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		578	578,762
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		726	729,782
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47	U.S.$	1,092	$1,136,847
Series 2015-C23, Class A2 2.982%, 7/15/50		930	969,195
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		731	726,253
Series 2013-C5, Class A1 0.779%, 3/10/46		1,171	1,160,744
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		223	223,603
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		888	884,506
Series 2015-NXS1, Class A2 2.632%, 5/15/48		557	571,460
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA 1.736%, 12/15/45(a)(e)		1,661	132,973
Series 2012-C6, Class XA 2.357%, 4/15/45(a)(e)		1,101	90,102
Series 2012-C9, Class A1 0.673%, 11/15/45		925	920,048
Series 2013-C12, Class A1 0.735%, 3/15/48		225	224,147
Series 2014-C24, Class A2 2.863%, 11/15/47		900	931,128

			34,906,562

Non-Agency Floating Rate CMBS–0.9%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.756% (LIBOR 1 Month + 1.32%), 11/15/19(a)(b)		597	594,587
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.356% (LIBOR 1 Month + 0.92%), 6/15/29(a)(b)		1,087	1,061,068
Morgan Stanley Capital I Trust Series 2007-IQ14, Class A4 5.692%, 4/15/49(f)		833	853,142
PFP III Ltd. Series 2014-1, Class A 1.606% (LIBOR 1 Month + 1.17%), 6/14/31(a)(b)		11	11,098
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.491% (LIBOR 1 Month + 1.05%), 4/15/32(a)(b)		310	302,620

Schedule of Investments—Short Duration Plus Portfolio	21

Principal Amount (000)			U.S. $ Value
Starwood Retail Property Trust Series 2014-STAR, Class A 1.656% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)	U.S.$	622	$607,966

			3,430,481

Agency CMBS–0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		2,066	2,172,571
Government National Mortgage Association Series 2006-51, Class IO 0.457%, 8/16/46(e)		1,431	44,376

			2,216,947

Total Commercial Mortgage-Backed Securities (cost $41,043,044)			40,553,990

COLLATERALIZED MORTGAGE OBLIGATIONS–7.8%
Agency Fixed Rate–2.6%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		2,451	2,520,499
Series 4029, Class NE 2.50%, 3/15/41		2,504	2,543,485
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		797	817,389
Series 2011-39, Class DA 3.50%, 7/25/24		396	398,021
Series 2014-54, Class LA 3.00%, 2/25/44		1,237	1,253,506
Series 2015-72, Class PC 3.00%, 10/25/43		2,049	2,100,091

			9,632,991

Agency Floating Rate–2.5%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 0.936% (LIBOR 1 Month + 0.50%), 6/15/39(b)		1,266	1,261,488
Series 4286, Class VF 0.886% (LIBOR 1 Month + 0.45%), 12/15/43(b)		1,400	1,382,838
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.783% (LIBOR 1 Month + 0.35%), 6/25/43(b)		1,323	1,305,041
Series 2014-49, Class AF 0.746% (LIBOR 1 Month + 0.32%), 8/25/44(b)		2,262	2,234,477

Principal Amount (000)			U.S. $ Value
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.998% (LIBOR 1 Month + 0.56%), 12/08/20(b)	U.S.$	3,074	$3,078,187

			9,262,031

Risk Share Floating Rate–2.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.283% (LIBOR 1 Month + 0.85%), 4/25/24(b)		400	399,970
Series 2014-HQ1, Class M1 2.083% (LIBOR 1 Month + 1.65%), 8/25/24(b)		519	520,022
Series 2014-HQ2, Class M1 1.883% (LIBOR 1 Month + 1.45%), 9/25/24(b)		300	300,311
Series 2014-HQ3, Class M1 2.083% (LIBOR 1 Month + 1.65%), 10/25/24(b)		254	254,888
Series 2015-DNA3, Class M1 1.783% (LIBOR 1 Month + 1.35%), 4/25/28(b)		567	567,655
Series 2015-HQA2, Class M1 1.583% (LIBOR 1 Month + 1.15%), 5/25/28(b)		295	295,110
Series 2016-HQA1, Class M1 2.191% (LIBOR 1 Month + 1.75%), 9/25/28(b)		803	803,843
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M1 2.033% (LIBOR 1 Month + 1.60%), 1/25/24(b)		942	940,987
Series 2014-C02, Class 1M1 1.383% (LIBOR 1 Month + 0.95%), 5/25/24(b)		1,067	1,053,426
Series 2014-C02, Class 2M1 1.383% (LIBOR 1 Month + 0.95%), 5/25/24(b)		1,134	1,125,002
Series 2014-C04, Class 2M1 2.533% (LIBOR 1 Month + 2.10%), 11/25/24(b)		557	558,852
Series 2015-C01, Class 1M1 1.933% (LIBOR 1 Month + 1.50%), 2/25/25(b)		247	246,710
Series 2015-C03, Class 1M1 1.933% (LIBOR 1 Month + 1.50%), 7/25/25(b)		372	372,248
Series 2016-C02, Class 1M1 2.585% (LIBOR 1 Month + 2.15%), 9/25/28(b)		793	793,875

22	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.183% (LIBOR 1 Month + 2.75%), 11/25/25(a)(b)	U.S.$	211	$210,947
Series 2015-WF1, Class 2M1 3.283% (LIBOR 1 Month + 2.85%), 11/25/25(b)(d)		255	255,155

			8,699,001

Non-Agency Floating Rate – 0.3%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.136% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)		470	466,359
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.12% (1 Year Treasury + 0.47%), 2/25/42(a)(b)		887	752,314

			1,218,673

Total Collateralized Mortgage Obligations (cost $29,023,719)			28,812,696

MORTGAGE PASS-THROUGHS–1.7%
Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 1.941% (LIBOR 6 Month + 1.41%), 1/01/37(b)		7	7,545

Agency Fixed Rate 15-Year–0.5%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		603	651,079
6.50%, 3/01/26		939	1,027,834
Federal National Mortgage Association Series 2001 6.00%, 11/01/16–12/01/16		15	14,945
Series 2002 8.00%, 8/01/16		2	1,950
6.00%, 2/01/17	U.S.$	22	$22,575
6.00%, 12/01/21		10	10,501

			1,728,884

Agency Fixed Rate 30-Year–1.2%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		2,607	2,938,204
Government National Mortgage Association Series 2002 7.50%, 3/15/32		121	146,475
5.00%, 10/15/39		1,203	1,347,978

			4,432,657

Total Mortgage Pass-Throughs (cost $6,040,388)			6,169,086

AGENCIES–0.9%
Agency Callables–0.9%
Federal Home Loan Mortgage Corp. Series 0002 1.25%, 5/25/18 (cost $3,232,252)		3,234	3,233,687

INFLATION-LINKED SECURITIES–0.9%
United States–0.9%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $3,153,715)		3,113	3,180,127

COVERED BONDS–0.5%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,863,302)		1,865	1,863,642

Total Investments—94.5% (cost $347,280,511)			347,015,752

Other assets less liabilities—5.5%			20,264,258

Net Assets—100.0%			$367,280,010

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	529	June 2016	$115,728,928	$115,718,750	$(10,178)
U.S. T-Note 5 Yr (CBT) Futures	17	June 2016	2,057,822	2,059,789	1,967
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	26	June 2016	3,390,762	3,390,156	606

					$(7,605)

Schedule of Investments—Short Duration Plus Portfolio	23

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	JPY	1,890,000	USD	16,799	4/20/16	$(2,804)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $39,493,809 or 10.8% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.
(c)	Fair valued by the Adviser.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of March 31, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 3.283%, 11/25/25	9/28/15	255,085	255,155	0.07%

(e)	IO—Interest Only
(f)	Variable rate coupon, rate shown as of March 31, 2016.

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rates

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

March 31, 2016 (unaudited)

Principal Amount (000)		U.S. $ Value
GOVERNMENTS-TREASURIES–97.8%
United States–97.8%
U.S. Treasury Notes
0.50%, 2/28/17-4/30/17 $	5,592	$5,584,786
0.625%, 5/31/17-4/30/18	5,986	5,979,190
0.75%, 1/31/18-2/28/18	3,076	3,076,670
1.00%, 12/31/17	2,332	2,343,205
1.25%, 4/30/19	906	915,732
1.375%, 1/31/21	630	634,528
1.625%, 6/30/20	225	229,465
1.75%, 12/31/20	1,860	1,905,555
2.25%, 11/15/25	475	494,352

Total Governments–Treasuries (cost $21,068,346)		21,163,483

Principal Amount (000)		U.S. $ Value
INFLATION-LINKED SECURITIES–1.8%
United States–1.8%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $392,065) $	387	$395,166

Total Investments—99.6% (cost $21,460,411)		21,558,649

Other assets less liabilities—0.4%		86,619

Net Assets—100.0%		$21,645,268

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	20	June 2016	$4,376,399	$4,375,000	$(1,399)
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	16	June 2016	2,086,607	2,086,250	357

					$(1,042)

Glossary:

CBT—Chicago Board of Trade

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—U.S. Government Short Duration Portfolio	25

SCB–TAX–1944–0316

Sanford C. Bernstein Fund, Inc.

March 31, 2016

Schedule of Investments To the Semi-Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2016 (unaudited)

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–94.2%
Long-Term Municipal Bonds–94.2%
Alabama–3.1%
Alabama Public School & College Authority Series 2013A 5.00%, 6/01/16	$4,180	$4,210,974
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/16	750	762,622

		4,973,596

Arizona–1.5%
City of Phoenix Civic Improvement Corp. Series 2009A 5.00%, 7/01/17	2,300	2,422,636

Arkansas–0.0%
City of Little Rock AR Series 2013 1.25%, 4/01/33	50	50,000

Connecticut–4.1%
State of Connecticut Series 2016A 5.00%, 3/15/19	5,935	6,590,996

Florida–8.5%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	3,500	3,532,655
Series 2010A-1 5.00%, 6/01/16	4,695	4,731,011
Florida State Board of Education (State of Florida) Series 2015C 5.00%, 6/01/17	2,010	2,110,480
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(b)(c)	55	27,500
Series 2010A-1 6.125%, 5/01/35(c)	30	30,036
Series 2010A-2 6.125%, 5/01/35(c)	60	60,060
Series 2010B 5.125%, 5/01/17(c)	65	65,318
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	95	99,728
Principal Amount (000)		U.S. $ Value
State of Florida Lottery Revenue Series 2012A 5.00%, 7/01/17	$2,850	$2,999,055

		13,655,843

Georgia–1.6%
Municipal Electric Authority of Georgia Series 2012B 5.00%, 1/01/18	2,450	2,626,425

Illinois–1.9%
State of Illinois (State of Illinois Sales Tax) Series 2013 4.00%, 6/15/16	3,010	3,029,956

Kentucky–0.7%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 9/01/23	1,000	1,212,420

Louisiana–0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(c)(d)	515	128,750
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(c)(d)	670	120,600

		249,350

Maryland–2.7%
State of Maryland Department of Transportation Series 2015B 5.00%, 2/15/18	4,000	4,315,120

Massachusetts–6.7%
Massachusetts Clean Water Trust (The) Series 2014 5.00%, 8/01/17	7,700	8,144,444
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012B 5.00%, 8/15/17	2,400	2,541,912

		10,686,356

Michigan–5.2%
City of Detroit MI Sewage Disposal System Revenue AGM Series 2006D 1.01%, 7/01/32(e)	1,530	1,414,914
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/16	3,260	3,292,176

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
Michigan Finance Authority (Detroit City School District State Aid) Series 2015B 4.75%, 6/01/16(f)	$1,000	$1,001,920
Rochester Community School District Series 2015 5.00%, 5/01/16	2,585	2,594,435

		8,303,445

Minnesota–2.9%
Elk River Independent School District No 728 Series 2012A 5.00%, 2/01/17	4,460	4,621,051

Missouri–3.2%
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	5,040	5,096,599

New Jersey–5.8%
New Jersey Economic Development Authority Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	1,720	2,003,663
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	1,625	1,635,400
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/20	190	206,959
Series 2015X 5.00%, 6/15/19	3,000	3,228,780
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	2,100	2,202,144

		9,276,946

New Mexico–4.1%
State of New Mexico Severance Tax Permanent Fund Series 2013A 5.00%, 7/01/16	6,440	6,508,264

New York–3.8%
Metropolitan Transportation Authority AGM Series 2002B-1 0.866%, 11/01/22(g)	6,225	6,030,550

Principal Amount (000)		U.S. $ Value
Ohio–2.4%
State of Ohio Major New State Infrastructure Project Series 2008-1-GARVEE 5.50%, 6/15/20 (Pre-refunded/ETM)	$2,500	$2,756,225
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 20121-GARVEE 5.00%, 12/15/17	1,000	1,072,290

		3,828,515

Oklahoma–0.4%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/16	600	605,322

Oregon–2.6%
Portland Community College District Series 2013 5.00%, 6/15/16	4,105	4,140,960

Pennsylvania–3.7%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18	2,970	3,248,289
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(a)(b)(c)	65	650
Philadelphia Gas Works Co. Series 2015 4.00%, 8/01/18	2,485	2,647,991

		5,896,930

Texas–11.9%
Austin Community College District Public Facility Corp. Series 2015 3.00%, 8/01/17	1,100	1,133,528
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	7,040	7,153,907
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015B-2 3.875%, 11/15/20	1,000	1,011,220
Tarrant Regional Water District Series 2015 5.00%, 3/01/18	2,760	2,981,490

2	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Texas Public Finance Authority (Texas Public Finance Authority State Lease) Series 2015D 4.00%, 2/01/18	$1,290	$1,365,968
Texas Transportation Commission State Highway Fund Series 2015 4.00%, 10/01/18	2,500	2,694,175
5.00%, 10/01/23	2,150	2,677,718

		19,018,006

Virginia–2.2%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	1,385	1,444,707
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/16	2,000	2,017,160

		3,461,867

Washington–7.3%
County of King WA Sewer Revenue Series 2015B 5.00%, 7/01/22	5,640	6,856,379
Energy Northwest (Bonneville Power Administration) Series 2010A 5.00%, 7/01/17	1,000	1,053,710
King & Snohomish Counties School District No 417 Northshore Series 2015 3.00%, 6/01/17	1,795	1,843,465
King County School District No 45 Bellevue Series 2015 5.00%, 12/01/18	1,225	1,359,223
Principal Amount (000)		U.S. $ Value
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015B 4.375%, 1/01/21(f)	$500	$506,205

		11,618,982

West Virginia–1.5%
State of West Virginia Series 2015A 5.00%, 6/01/18	2,180	2,377,225

Wisconsin–6.3%
State of Wisconsin Series 2014-1 5.00%, 5/01/16	10,000	10,039,200

Total Municipal Obligations (cost $151,115,157)		150,636,560

CORPORATES-INVESTMENT GRADE–2.5%
Financial Institutions–2.5%
Banking–2.5%
Capital One Bank USA, NA 1.20%, 2/13/17	1,850	1,846,383
JPMorgan Chase & Co. 3.15%, 7/05/16	2,213	2,226,924

Total Corporates—Investment Grade (cost $4,077,597)		4,073,307

SHORT-TERM INVESTMENTS–2.4%
Time Deposit–2.4%
State Street Time Deposit 0.01%, 4/01/16 (cost $3,794,195)	3,794	3,794,195

Total Investments—99.1% (cost $158,986,949)		158,504,062

Other assets less liabilities—0.9%		1,396,449

Net Assets—100.0%		$159,900,511

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,850	12/14/20	1.548%	CPI	#	$16,383
Deutsche Bank AG	1,350	7/15/20	1.265%	CPI	#	37,512

						$53,895

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

(a)	Defaulted matured security.
(b)	Non-income producing security.
(c)	Illiquid security.
(d)	Security is in default and is non-income producing.
(e)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $1,508,125 or 0.9% of net assets.
(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of this security amounted to $6,030,550 or 3.77% of net assets.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 8.3% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

ETM—Escrowed to Maturity

GARVEE—Grant Anticipation Revenue Vehicle

NATL—National Interstate Corporation

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

March 31, 2016 (unaudited)

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–92.4%
Long-Term Municipal Bonds–92.4%
California–83.2%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 4.00%, 4/01/16	$1,080	$1,080,000
Bay Area Toll Authority Series 2007F 5.00%, 4/01/31 (Pre-refunded/ETM)	1,305	1,361,663
Beverly Hills Unified School District CA Series 2015 2.00%, 8/01/17	705	717,789
California Econ Recovery Series 2009A 5.00%, 7/01/17 (Pre-refunded/ETM)	420	442,987
5.00%, 7/01/18 (Pre-refunded/ETM)	350	383,453
California State Public Works Board (California State Public Works Board Lease) Series 2015F 5.00%, 5/01/20	650	750,678
California State University Series 2015A 5.00%, 11/01/18	900	996,525
City of Long Beach CA Harbor Revenue Series 2014C 5.00%, 11/15/18	1,000	1,109,130
City of Los Angeles CA Solid Waste Resources Revenue Series 2015A 5.50%, 2/01/18	420	456,435
East Bay Municipal Utility District Water System Revenue Series 2013A 5.00%, 6/01/16	745	750,424
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2016A 5.00%, 7/01/18	190	208,250
Los Angeles Unified School District/CA Series 2016A 5.00%, 7/01/19(a)	250	282,987
NATL Series 2002 5.75%, 7/01/16	725	733,997

4	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Menlo Park Community Development Agency Successor Agency AGM Series 2015 5.00%, 10/01/23	$255	$313,334
Riverside County Infrastructure Financing Authority (Riverside County Infrastructure Financing Authority Lease) Series 2015A 5.00%, 11/01/20	290	336,220
Sacramento Municipal Utility District Series 2013C 5.00%, 8/15/16	750	762,375
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011 5.25%, 5/01/18	200	217,216
San Francisco Unified School District Series 2014B 5.00%, 6/15/17	1,085	1,141,724
San Jose Unified School District Series 2015 5.00%, 8/01/20	595	697,352
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2012A 5.00%, 7/01/16	905	914,729
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17	1,000	1,046,840
University of California Series 2010U 5.00%, 5/15/18	670	730,561

		15,434,669

Florida–0.2%
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(b)(c)(d)	105	40,950

Louisiana–0.4%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(b)(c)(d)(e)	200	0
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(d)(f)	200	50,000
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(d)(f)	130	26,000

		76,000

Principal Amount (000)		U.S. $ Value
New Jersey–7.7%
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	$820	$825,248
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	580	608,211

		1,433,459

New York–0.9%
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.)
AMBAC Series 1987A 1.095%, 3/01/27(g)	180	169,223

Total Municipal Obligations (cost $17,575,473)		17,154,301

CORPORATES—INVESTMENT GRADE–6.1%
Financial Institutions–6.1%
Banking–6.1%
Capital One Bank USA, NA 1.20%, 2/13/17	500	499,023
JPMorgan Chase & Co. 1.35%, 2/15/17	185	185,407
Morgan Stanley Series G 5.45%, 1/09/17	445	459,098

Total Corporates—Investment Grade (cost $1,144,499)		1,143,528

SHORT-TERM INVESTMENTS–4.4%
Time Deposit–4.4%
State Street Time Deposit 0.01%, 4/01/16 (cost $815,158)	815	815,158

Total Investments—102.9% (cost $19,535,130)		19,112,987

Other assets less liabilities—(2.9)%		(544,738)

Net Assets—100.0%		$18,568,249

Schedule of Investments—Short Duration California Municipal Portfolio	5

INFLATION (CPI) SWAPS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$230	12/14/20	1.548%	CPI	#	$2,037
Deutsche Bank AG	150	7/15/20	1.265%	CPI	#	4,168

						$6,205

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$380	10/14/22	1.194%	SIFMA	*	$(5,933)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.
(b)	Non-income producing security.
(c)	Defaulted matured security.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	Security is in default and is non-income producing.
(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of this security amounted to $169,223 or 0.91% of net assets.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.1% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

March 31, 2016 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.0%
Long-Term Municipal Bonds–95.0%
New York–87.9%
City of New York NY Series 2013E 5.00%, 8/01/17	$1,175	$1,242,175
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/16	1,000	1,029,410
Haverstraw-Stony Point Central School District Series 2015 4.00%, 10/15/18	1,000	1,077,560
Metropolitan Transportation Authority Series 2012H 5.00%, 11/15/17	1,350	1,442,380
AGM Series 2002B-1 0.866%, 11/01/22(a)	2,450	2,373,469
Metropolitan Transportation Authority (Metropolitan Transportation Authority Service Contract) Series 2002A 5.75%, 1/01/17	2,240	2,325,075
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 3.00%, 7/01/16	385	387,118
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28(b)	300	300,639
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2015C 5.00%, 11/01/18	3,680	4,067,725
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2009A 5.00%, 4/01/17	1,565	1,632,467
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/23	1,170	1,442,575
Principal Amount (000)		U.S. $ Value

Series 2015A 5.00%, 3/15/18	$595	$644,326
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009A 5.00%, 3/15/17	3,700	3,855,955
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 1.196%, 4/01/34(a)	2,325	2,187,813
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,000	1,163,440
Series 2014 5.00%, 6/15/18	1,005	1,098,244
New York State Thruway Authority AMBAC Series 2007A 5.00%, 4/01/22 (Pre-refunded/ETM)	2,245	2,342,253
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.25%, 4/01/18	2,710	2,947,082
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/17–3/15/18	1,500	1,581,590
Port Authority of New York & New Jersey Series 2014-186 5.00%, 10/15/21	1,000	1,176,870
Series 2015E 5.00%, 10/15/21	1,500	1,765,305
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/17–10/15/18	1,510	1,643,030
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	220	220,634
Suffolk County Water Authority Series 2015B 5.00%, 11/01/17	1,000	1,068,090
Tobacco Settlement Financing Corp./NY (Tobacco Settlement Financing Corp/NY State Lease) Series 2013B 5.00%, 6/01/20	3,950	3,979,151
Triborough Bridge & Tunnel Authority Series 2012A 5.00%, 11/15/16	1,000	1,026,980
Series 2012B 4.00%, 11/15/17	1,080	1,136,095

Schedule of Investments—Short Duration New York Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/18	$2,170	$2,190,051

		47,347,502

Florida–0.6%
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(c)(d)(e)	135	52,650
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)(f)	65	0
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(d)(e)	45	22,500
Series 2010A-1 6.125%, 5/01/35(e)	20	20,024
Series 2010A-2 6.125%, 5/01/35(e)	50	50,050
Series 2010B 5.125%, 5/01/17(e)	60	60,293
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	115	120,724

		326,241

Louisiana–0.2%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(c)(d)(e)(f)	270	0
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(e)(g)	255	63,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(d)(e)	115	23,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(e)(g)	120	21,600

		108,350

Michigan–0.5%
Michigan Finance Authority (Detroit City School District State Aid) Series 2015B 4.75%, 6/01/16(h)	300	300,576

Principal Amount (000)		U.S. $ Value

New Jersey–5.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/19	$1,150	$1,237,699
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	1,800	1,887,552

		3,125,251

Total Municipal Obligations (cost $51,804,580)		51,207,920

CORPORATES—INVESTMENT GRADE–1.6%
Financial Institutions–1.6%
Banking–1.6%
JPMorgan Chase & Co. 1.145% (LIBOR 3 Month + 0.51%), 3/01/18(i) (cost $843,000)	843	833,584

Company	Shares
SHORT-TERM INVESTMENTS–2.3%
Time Deposit–2.3%
State Street Time Deposit 0.01%, 4/01/16 (cost $1,252,984)	1,253	1,252,984

Total Investments—98.9% (cost $53,900,564)		53,294,488

Other assets less liabilities—1.1%		583,940

Net Assets—100.0%		$53,878,428

8	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$500	12/14/20	1.548%	CPI	#	$4,428
Deutsche Bank AG	550	7/15/20	1.265%	CPI	#	15,283

						$19,711

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$700	11/02/23	1.308%	SIFMA	*	$(13,034)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of these securities amounted to $4,561,282 or 8.47% of net assets.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2016.
(c)	Non-income producing security.
(d)	Defaulted matured security.
(e)	Illiquid security.
(f)	Fair valued by the Adviser.
(g)	Security is in default and is non-income producing.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the market value of this security amounted to $300,576 or 0.6% of net assets.
(i)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 13.5% and 4.6%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

See notes to financial statements.

Schedule of Investments—Short Duration New York Municipal Portfolio	9

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2016 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–94.8%
Long-Term Municipal Bonds–94.8%
Alabama–1.8%
Alabama Federal Aid Highway Finance Authority Series 2015 5.00%, 9/01/25	$1,390	$1,728,159
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	18,230	21,478,404
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	36,015,642
Series 2009B 5.00%, 5/01/16–5/01/17	33,390	34,069,373
Series 2014B 5.00%, 1/01/24	3,200	3,975,744
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,544,447
Birmingham Water Works Board Series 2010A 5.00%, 1/01/21–1/01/22	13,295	15,558,175

		119,369,944

Alaska–0.9%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21–9/01/24	12,935	15,728,769
Series 2015C 5.00%, 9/01/22–9/01/24	7,370	9,058,141
Series 2015D 5.00%, 9/01/21	3,565	4,241,102
State of Alaska Series 2016A 5.00%, 8/01/22–8/01/27	26,905	33,340,568

		62,368,580

Arizona–1.7%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,799,498
Principal Amount (000)		U.S. $ Value

Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24–7/01/25	$17,210	$20,363,385
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/23–12/01/24	2,770	3,399,858
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23–7/01/26	33,315	40,594,979
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/20–7/01/21	7,225	8,337,533
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	22,618,376
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,579,816
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17(a)	760	766,544
Maricopa County Unified School District No 69 Paradise Valley NATL Series 2004 5.20%, 7/01/16	7,510	7,591,183
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,669,811

		111,720,983

California–8.0%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	19,000,110
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	6,431,591
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	3,121,456
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,495,639
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22–5/15/23	24,415	28,214,349

10	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	$3,255	$3,785,207
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	855	940,517
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	10,380	11,713,319
Series 2011C 5.00%, 5/01/22	5,880	6,840,851
NATL Series 2006-32F 5.25%, 5/01/18	3,700	4,040,104
State of California Series 2006 5.00%, 10/01/16	3,710	3,791,583
Series 2008 5.00%, 4/01/18	5,000	5,420,800
Series 2009 5.25%, 10/01/20	5,085	5,841,190
Series 2013 5.00%, 11/01/24–11/01/25	43,465	53,869,641
Series 2014 5.00%, 5/01/25–5/01/29	130,465	160,417,444
Series 2015 5.00%, 8/01/22	15,765	19,208,391
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17–5/01/19	183,675	203,403,230

		537,535,422

Colorado–1.0%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/16–12/01/20	13,735	15,022,615
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/23	19,685	22,924,576
Series 2011A 5.50%, 11/15/19	2,290	2,614,241
Series 2012A 5.00%, 11/15/22	1,025	1,214,523
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/24	5,605	6,513,178
Principal Amount (000)		U.S. $ Value

PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)	$13,168	$4,608,800
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	3,135,328
5.25%, 1/15/24–7/15/24	7,745	8,636,992
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,170	1,326,733

		65,996,986

Connecticut–1.2%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,969,927
Series 2014A 5.00%, 3/01/28	6,360	7,620,107
Series 2016A 5.00%, 3/15/20–3/15/22	51,430	60,304,081
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	10,303,933

		82,198,048

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27	5,470	6,613,770

District of Columbia–1.5%
District of Columbia Series 2013A 5.00%, 6/01/25–6/01/27	59,115	71,918,313
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,821,126
District of Columbia Water & Sewer Authority AGM Series 1998 6.00%, 10/01/16	1,635	1,678,605
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,650,821
Series 2010F-1 5.00%, 10/01/20	11,905	13,876,230

		101,945,095

Florida–5.4%
Brevard County School District COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	18,145,598

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	$6,530	$7,489,910
Series 2011A-1 5.00%, 6/01/19	15,975	17,864,842
Series 2012A 5.00%, 6/01/22	27,105	32,258,745
Series 2012A-1 5.00%, 6/01/20–6/01/21	20,785	23,985,884
Series 2015A 5.00%, 6/01/22	1,795	2,120,505
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,637,854
Collier County School Board COP Series 2015 5.00%, 2/15/18–2/15/19	12,210	13,444,875
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,982,500
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	15,330,286
5.625%, 10/01/25	2,550	2,993,547
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20–11/01/21	7,205	8,541,149
Series 2015B 5.00%, 7/01/22	3,715	4,501,354
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22–10/01/24	4,975	5,973,173
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(c)(d)(e)	985	384,150
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	5,236,751
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,859,179
Series 2012A 5.00%, 7/01/22	10,225	12,348,630
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24–10/01/28	3,765	4,613,074
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	4,292,782
Principal Amount (000)		U.S. $ Value

Series 2015A 5.00%, 6/01/18	$7,655	$8,342,342
Series 2015B 5.00%, 6/01/17	11,470	12,043,385
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/21–7/01/22(f)	11,640	13,848,346
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,227,117
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,460	1,800,049
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20–3/01/23	7,205	8,298,236
JEA Electric System Revenue Series 2009G 5.00%, 10/01/19	2,695	3,051,791
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,790,728
Live Oak No 2 Community Development District Series 2010 7.36%, 11/01/20	25	25,064
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	11,765	12,000,300
Orange County School Board COP Series 2014A 5.00%, 8/01/28–8/01/29	46,355	56,091,705
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(d)(e)	510	255,000
Series 2010A-1 6.125%, 5/01/35(c)	220	220,264
Series 2010A-2 6.125%, 5/01/35(c)	490	490,495
Series 2010B 5.125%, 5/01/17(c)	590	592,885
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,955	2,052,300
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,157,719
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,561,947

12	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

South Broward Hospital District Series 2015 5.00%, 5/01/27	$3,325	$3,998,911
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,792,537
State of Florida Series 2009B 5.00%, 7/01/17	3,245	3,420,522
Series 2012B 5.00%, 7/01/18	8,460	9,250,756
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,444,564
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	4,106,160
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/24–10/01/25(f)	4,750	5,993,068

		362,860,979

Georgia–2.7%
Athens-Clarke County Unified Government Series 2013 4.00%, 12/01/16	1,410	1,441,965
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	25,825,255
Series 2010C 5.00%, 1/01/18–1/01/19	9,260	10,109,329
5.25%, 1/01/20	6,500	7,480,200
5.50%, 1/01/21	7,500	8,962,050
5.75%, 1/01/22–1/01/23	20,000	24,165,630
5.875%, 1/01/24	2,925	3,542,526
Series 2014A 5.00%, 1/01/28	12,250	14,755,492
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,828,690
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17–3/15/18	4,860	5,105,362
Municipal Electric Authority of Georgia Series 2010B 5.00%, 1/01/20	37,550	42,795,359
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	15,952,999
Principal Amount (000)		U.S. $ Value

Series 2014A 5.00%, 2/01/17	$17,595	$18,237,745

		181,202,602

Hawaii–0.9%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21–7/01/22	6,900	7,748,023
Series 2010A 5.00%, 7/01/24	16,500	18,913,950
State of Hawaii Series 2015E 5.00%, 10/01/22–10/01/23	28,840	35,439,115

		62,101,088

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21–7/15/23	6,915	8,207,429

Illinois–4.6%
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	3,465	3,541,507
County of Du Page IL Series 1993 5.60%, 1/01/21	5,840	6,578,227
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.10%, 1/01/19(g)	5,730	6,023,204
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20–11/15/28	4,745	5,560,309
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27–2/01/29	42,820	51,316,246
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	33,375	39,434,523
Series 2014D 5.00%, 1/01/23	1,065	1,284,092
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/28	24,385	27,268,910
5.00%, 6/15/23 (Pre-refunded/ETM)	565	686,396
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	9,640,800

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	$870	$970,781
NATL Series 2001B 5.50%, 6/01/17	1,025	1,079,797
NATL Series 2006A 5.00%, 7/01/16	5,285	5,339,066
State of Illinois Series 2010 5.00%, 1/01/17–1/01/19	34,160	35,638,033
Series 2012 5.00%, 8/01/21–8/01/25	16,925	18,589,615
Series 2013 5.00%, 7/01/19–7/01/20	12,290	13,438,717
5.50%, 7/01/24	5,405	6,213,642
Series 2013A 5.00%, 4/01/23	4,390	4,904,640
Series 2014 5.00%, 5/01/22–5/01/27	46,045	51,153,474
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,955	2,146,023
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(c)	5,078	997,827
Village of Matteson IL Series 2010 8.00%, 12/01/29(h)	19,775	14,488,351

		306,294,180

Indiana–0.1%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	6,560	6,732,069
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25–9/01/28	2,940	3,403,920

		10,135,989

Iowa–0.2%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/17–8/01/18	10,770	11,598,900

Kentucky–0.6%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) NATL Series 2007 5.00%, 9/01/16	5,000	5,083,150
Principal Amount (000)		U.S. $ Value

Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26	$8,490	$10,058,697
Series 2016A 5.00%, 7/01/21–7/01/27(f)	19,265	23,485,690

		38,627,537

Louisiana–0.8%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge / Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27–8/01/28	8,985	10,880,483
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(c)(d)(e)(i)	4,025	0	^
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	12,050	12,423,309
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21–10/01/25	8,415	9,602,612
Series 2010A 5.00%, 10/01/23	7,720	8,805,818
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/17–3/01/18	6,575	6,882,198
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(b)(c)	1,695	339,000
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,264,476
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	4,076,670

		54,274,566

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,212,080

14	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Maryland–0.7%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	$4,415	$5,100,120
State of Maryland Series 2014B 5.00%, 8/01/17–8/01/20	32,380	36,213,333
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,252,900

		46,566,353

Massachusetts–1.9%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,515,818
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,232,504
Series 2013B 5.00%, 8/01/17–8/01/20	69,345	76,184,514
Series 2014C 5.00%, 8/01/20	1,045	1,218,000
AGM Series 2006C 2.253%, 11/01/19(g)	1,815	1,833,586
NATL Series 2000E 0.51%, 12/01/30(j)	7,750	7,053,724
NATL Series 2000F 0.48%, 12/01/30(j)	6,700	6,098,106
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,209,052
Series 2014 5.00%, 6/15/20	7,170	8,335,483
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/17	4,140	4,351,761
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,398,749
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22–8/15/23	10,680	13,048,148

		127,479,445

Principal Amount (000)		U.S. $ Value

Michigan–5.1%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/19–7/01/20	$20,980	$23,514,230
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,561,430
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	520,940
3.60%, 10/01/21	500	526,730
3.80%, 10/01/22	500	531,005
3.875%, 10/01/23	2,000	2,127,640
4.00%, 10/01/24	3,000	3,211,740
4.50%, 10/01/29	12,065	13,157,244
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	47,731,813
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24–7/01/27	54,305	65,099,237
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,812,452
Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/16	94,115	95,126,736
Series 2012B 5.00%, 7/01/22	10,105	10,257,484
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23–12/01/25	13,075	16,149,264
5.50%, 12/01/26–12/01/27	7,220	9,259,094
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,644,093
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19–11/01/23	11,510	13,071,874
Walled Lake Consolidated School District Series 2015 4.00%, 5/01/17	6,070	6,275,591
5.00%, 5/01/20	4,635	5,303,089

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	$5,000	$5,336,050
Wayne State University Series 2009A 5.00%, 11/15/21–11/15/23	14,100	15,917,655

		346,135,391

Minnesota–1.0%
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	14,620,661
Series 2014B 4.00%, 8/01/17	14,400	15,034,032
Series 2014E 4.00%, 8/01/17	12,610	13,165,218
Series 2015B 5.00%, 8/01/22	3,745	4,580,772
Series 2015D 5.00%, 8/01/18	12,245	13,431,786
Stillwater Independent School District No 834 Series 2015A 5.00%, 2/01/24	4,190	5,205,572

		66,038,041

Missouri–0.2%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18–12/01/19	7,290	8,091,615
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,214,807

		11,306,422

Nevada–3.7%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20–9/01/26	18,625	22,473,879
Clark County School District Series 2008A 5.00%, 6/15/21	5,000	5,432,950
Series 2013B 5.00%, 6/15/17	6,780	7,122,797
Series 2015A 5.00%, 6/15/18	70,485	76,653,142
Series 2015B 5.00%, 6/15/22	17,785	21,337,198
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,248,108
Principal Amount (000)		U.S. $ Value

County of Clark NV Series 2015A 5.00%, 7/01/18	$8,955	$9,783,606
Series 2016A 5.00%, 11/01/24	7,080	8,827,557
AMBAC Series 1992A 6.50%, 6/01/17	1,760	1,877,251
AMBAC Series 2006 5.00%, 11/01/16	16,010	16,419,216
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,456,789
AMBAC Series 2007 5.00%, 7/01/16	1,470	1,485,611
County of Clark NV (McCarran Intl Airport) Series 2008A 5.25%, 7/01/17	16,695	17,606,714
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,586,450
Series 2016B 5.00%, 6/01/28(f)	4,590	5,729,881
State of Nevada Series 2014A 5.00%, 4/01/21	15,215	17,958,112
Series 2015D 5.00%, 4/01/23	10,205	12,558,885

		249,558,146

New Jersey–5.3%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	5,394,371
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,188,020
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	3,034,617
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,525	1,741,047
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25–6/15/26	4,500	5,428,605
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2008A 5.00%, 5/01/16	30,310	30,413,963

16	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2011EE 5.00%, 9/01/20	$1,720	$1,873,527
5.50%, 9/01/21	370	411,891
Series 2011G 5.00%, 9/01/20	290	315,885
Series 2013 5.00%, 3/01/20	13,965	15,104,544
Series 2014P 5.00%, 6/15/20	1,425	1,548,191
Series 2014U 5.00%, 6/15/20–6/15/21	14,200	15,502,885
Series 2015X 5.00%, 6/15/19	10,585	11,392,212
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,585,022
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,228,929
5.50%, 1/01/26–1/01/27	2,000	2,357,300
New Jersey Environmental Infrastructure Trust Series 2015 5.00%, 9/01/20–9/01/22	23,625	28,165,038
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19–9/15/21	43,890	49,009,547
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	4,144,851
5.50%, 12/15/21	6,155	6,951,272
Series 2011B 5.00%, 6/15/20	1,310	1,431,398
Series 2013A 5.00%, 6/15/20	3,960	4,326,973
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	12,700	15,021,667
Series 2014A 5.00%, 1/01/27–1/01/29	75,920	91,416,315
Series 2014C 5.00%, 1/01/24	14,720	18,060,557
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,708,125
NATL Series 2000B 0.508%, 1/01/30(j)	19,450	17,923,622

		354,680,374

New York–12.9%
City of New York NY Series 2007E 5.00%, 8/01/16	4,715	4,783,368
Series 2008C 5.25%, 8/01/16	17,165	17,427,624
Principal Amount (000)		U.S. $ Value

Series 2009C 5.00%, 8/01/17–8/01/22	$18,190	$20,306,617
Series 2010B 5.00%, 8/01/17–8/01/19	18,470	20,412,243
Series 2012A 5.00%, 10/01/16	10,090	10,310,971
Series 2013B 5.00%, 8/01/19	34,575	39,058,340
Series 2013I 5.00%, 8/01/19	7,260	8,201,404
Series 2013J 5.00%, 8/01/19–8/01/20	16,575	18,771,373
Series 2014A 5.00%, 8/01/27	1,130	1,378,984
Series 2015A 5.00%, 8/01/22–8/01/23	12,015	14,592,409
Series 2015B 5.00%, 8/01/23	6,370	7,826,118
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/16–11/15/28	25,550	27,354,468
Series 2012E 5.00%, 11/15/24	6,055	7,299,363
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	66,907,307
Series 2012H 5.00%, 11/15/26	6,065	7,269,448
Series 2013B 5.00%, 11/15/26	9,505	11,538,595
Series 2014A 5.00%, 11/15/26–11/15/27	8,245	9,964,699
Series 2014C
5.00%, 11/15/27	5,000	6,097,050
AGC Series 2003B 5.25%, 11/15/20	8,415	9,926,839
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,440,238
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28(k)	24,765	24,817,749
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	34,430	41,265,034
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	27,801,711
Series 2012A 5.00%, 8/01/25	12,345	14,966,461
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	67,714,649

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Series 2012E 5.00%, 11/01/21	$8,545	$10,244,173
Series 2015C 5.00%, 11/01/18	2,090	2,310,202
New York State Dormitory Authority (City University of New York State Lease) Series 2008A 5.00%, 7/01/16	14,935	15,095,850
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	28,395,869
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,192,842
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19–3/15/21	13,865	15,508,462
Series 2011E 5.00%, 8/15/21	3,880	4,612,195
Series 2012A 5.00%, 12/15/22	20,745	25,278,820
Series 2012B 5.00%, 3/15/22	21,800	26,219,732
Series 2013A 5.00%, 2/15/20	4,635	5,310,783
Series 2014C 5.00%, 3/15/27	2,015	2,463,599
Series 2014E 5.00%, 2/15/17	4,440	4,609,874
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 0.398%, 5/01/34(j)	6,800	5,998,736
AMBAC Series 2001B 0.387%, 10/01/36(j)	11,425	10,067,356
0.478%, 10/01/36(j)	11,000	9,692,903
XLCA Series 2004A 0.508%, 1/01/39(j)	10,000	8,848,050
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	21,534,997
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,417,873
Principal Amount (000)		U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17–4/01/18	$47,425	$49,863,392
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25–3/15/26	63,625	77,712,196
Series 2013D 5.00%, 3/15/23	32,000	39,194,560
Series 2016A 5.00%, 3/15/24	4,010	4,986,114
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,950,808

		869,942,448

North Carolina–0.4%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,169,952
Series 2009B 5.00%, 1/01/17 (Pre-refunded/ETM)	1,020	1,052,875
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	15,632,856
North Carolina Municipal Power Agency No. 1 Series 2008C 5.25%, 1/01/17 (Pre-refunded/ETM)	6,240	6,454,968
5.25%, 1/01/17	430	444,521

		25,755,172

Ohio–3.0%
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,236,142
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	5,330,112
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	109,635,024
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22–12/01/23	3,440	4,070,209

18	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	$57,430	$67,491,751
University of Cincinnati Series 2010F 5.00%, 6/01/20–6/01/21	6,795	7,873,041
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,980,046

		200,616,325

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/16–7/01/28	10,670	11,535,146
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	3,020	3,340,694

		14,875,840

Oregon–0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,558,528
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,148,090
Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,604,327
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21–11/01/23	18,535	21,034,729

		34,345,674

Pennsylvania–4.3%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,688,025
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,266,780
Central Bucks School District NATL Series 2007 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,055,900
5.00%, 5/15/16	2,955	2,971,134
City of Philadelphia PA Series 2013A 5.00%, 7/15/19–7/15/21	4,495	5,168,789
Principal Amount (000)		U.S. $ Value

City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	$6,225	$7,121,027
Series 2010D 5.00%, 6/15/19–6/15/20	18,065	20,348,147
Series 2011A 5.00%, 6/15/16–6/15/19	6,300	6,779,394
Commonwealth of Pennsylvania Series 2010A 5.00%, 2/15/17	4,220	4,375,465
Series 2014 5.00%, 6/15/17–7/01/17	25,140	26,416,722
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19–7/01/19	17,310	19,527,810
Pennsylvania Economic Development Financing Authority (FirstEnergy Nuclear Generation LLC) Series 2005A 3.75%, 12/01/40	13,705	14,260,601
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26–12/31/28	51,190	60,062,308
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/16–6/01/19	44,840	47,838,139
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	6,113,595
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/17–9/01/20	31,615	34,767,632
5.125%, 9/01/22	9,080	10,486,401
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23–3/01/24	12,245	13,891,690

		288,139,559

Puerto Rico–0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	11,804,073

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Rhode Island–0.6%
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	$7,955	$8,366,035
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,465,275
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,739,370
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,417,056
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21–6/01/23	14,635	16,808,485

		39,796,221

South Carolina–0.9%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,468,887
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,383,144
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22–12/01/27	7,000	8,441,440
South Carolina State Public Service Authority Series 2015A 5.00%, 12/01/24	4,490	5,583,809
Series 2015B 5.00%, 12/01/22–12/01/23	32,645	39,881,333

		58,758,613

Tennessee–0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,482,058

Texas–11.3%
Aldine Independent School District Series 2013 5.00%, 2/15/17	4,945	5,129,795
Austin Independent School District Series 2014B 5.00%, 8/01/20–8/01/21	6,700	7,844,452
Principal Amount (000)		U.S. $ Value

Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	$1,000	$1,089,950
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,458,560
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,393,072
Camino Real Regional Mobility Authority Series 2008 5.00%, 8/15/16–2/15/21	14,955	15,140,587
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	22,102,203
Series 2015C 5.00%, 8/15/23–8/15/25	4,860	5,844,049
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,332,684
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23–9/01/25	3,800	4,600,938
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,280,942
AGM Series 2000P 0.84%, 7/01/30(j)	1,325	1,206,468
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	7,050,496
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	24,850	30,313,436
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,614,265
City of San Antonio TX Water System Revenue Series 2011A 5.00%, 5/15/23–5/15/26	21,200	24,448,281
Series 2013E 5.00%, 5/15/25	3,000	3,680,700
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,470,907

20	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/21	$5,040	$5,421,175
Series 2009D 5.00%, 2/01/20	47,315	52,539,995
County of Harris TX Series 2010A 5.00%, 10/01/23–10/01/25	17,725	20,630,381
Series 2014A 5.00%, 10/01/17	4,820	5,127,950
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	6,054,361
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21–11/01/25	17,905	20,422,009
Series 2014A 5.25%, 11/01/28	11,550	13,772,566
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	168,095	170,814,777
Houston Independent School District Series 2014 5.00%, 2/15/17–2/15/18	29,205	30,967,805
Series 2016A 5.00%, 2/15/23(f)	5,070	6,204,260
North Texas Tollway Authority Series 2014A 5.00%, 1/01/21–1/01/24	16,695	19,894,553
Series 2015B 5.00%, 1/01/23–1/01/28	12,275	14,778,539
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/24	5,000	5,933,900
5.25%, 9/01/25–9/01/26	35,940	43,087,840
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23–2/01/24	6,715	8,296,416
Series 2015B 5.00%, 2/01/23–2/01/24	10,435	12,889,735
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	9,750,328
State of Texas Series 2011 5.00%, 10/01/22–10/01/25	47,335	56,602,152
Series 2014 4.00%, 10/01/17	5,400	5,665,140
Series 2014A 5.00%, 10/01/23	13,680	17,004,924
Series 2015A 5.00%, 10/01/23	10,615	13,194,976
Principal Amount (000)		U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	$595	$606,567
Series 2015B-2 3.875%, 11/15/20	2,500	2,528,050
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,177,680
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17–1/01/18	28,250	28,604,839
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/24 (Pre-refunded/ETM)	8,380	8,740,424
Series 2015 5.00%, 10/01/23	21,840	27,200,628

		760,913,755

Utah–0.1%
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26–6/15/28	5,455	6,686,122

Virginia–1.6%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	7,051,424
Series 2015C 3.00%, 10/01/16	13,490	13,653,094
4.00%, 10/01/17	25,985	27,260,863
5.00%, 10/01/18	13,855	15,289,824
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,245	5,220,416
Series 2015B 5.00%, 9/01/20–9/01/22	35,675	42,518,888

		110,994,509

Washington–8.5%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,538,869
Series 2011B 5.00%, 7/01/21	5,000	5,818,100
5.25%, 7/01/22	3,670	4,318,269
City of Seattle WA Series 2014 5.00%, 5/01/17	3,690	3,861,622

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	$1,435	$1,583,207
County of King WA Series 2015 5.00%, 7/01/23	2,485	3,081,375
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23	4,415	5,284,623
Energy Northwest (Bonneville Power Administration) Series 2007C 5.00%, 7/01/17	2,625	2,765,989
Series 2012A 5.00%, 7/01/18–7/01/21	92,605	103,464,303
Series 2016A 5.00%, 7/01/25–7/01/27(f)	50,640	64,343,398
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,866,820
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20–1/01/23	13,725	15,984,065
King County School District No 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,306,688
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,291,756
Series 2010C 5.00%, 2/01/17	2,590	2,676,972
Series 2015C 5.00%, 4/01/21–4/01/23	3,570	4,234,816
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,310,928
State of Washington Series 2008C 5.00%, 1/01/17	3,225	3,328,458
Series 2009R 5.00%, 1/01/17	6,810	7,028,465
Series 2012 5.00%, 7/01/22–7/01/23	27,935	33,857,862
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	27,476,703
Series 2012R-2012D 5.00%, 7/01/17	5,000	5,267,250
Series 2012R-2013A 5.00%, 7/01/17	3,545	3,734,480
Series 2014 4.00%, 7/01/17	17,610	18,334,299
Principal Amount (000)		U.S. $ Value

Series 2014R 5.00%, 7/01/17	$5,180	$5,456,871
Series 20152 5.00%, 7/01/20–7/01/23	54,945	65,696,309
Series 2015A-1 5.00%, 8/01/22–8/01/23	27,765	34,062,013
Series 2015B 5.00%, 2/01/22	4,480	5,389,754
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21–9/01/23	36,660	43,514,062
Series 2013C 5.00%, 9/01/19	6,060	6,826,105
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,884,032
Series 2015C 5.00%, 7/01/21–7/01/23	26,825	32,194,526
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28–8/15/30	31,550	38,044,705
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015B 4.375%, 1/01/21(a)	1,335	1,351,567

		572,179,261

Wisconsin–0.8%
State of Wisconsin Series 2014-1 5.00%, 5/01/16	3,030	3,041,878
Series 2014-2 5.00%, 5/01/17	23,330	24,415,078
Series 2014B 5.00%, 5/01/17	3,610	3,777,901
Wisconsin Department of Transportation AGM Series 2005A 5.25%, 7/01/16	9,690	9,799,400
NATL Series 2007I 5.00%, 7/01/16–7/01/17	8,885	9,065,570
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,201,560

		51,301,387

Total Municipal Obligations (cost $6,087,615,554)		6,374,619,367

22	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–2.7%
United States–2.7%
U.S. Treasury Notes 1.625%, 11/30/20 (cost $180,413,963)	$179,550	$183,133,998

CORPORATES—INVESTMENT GRADE–1.3%
Financial Institutions–0.9%
Banking–0.9%
Capital One Bank USA, NA 1.20%, 2/13/17	4,905	4,895,411
JPMorgan Chase & Co. 1.145% (LIBOR 3 Month + 0.51%), 3/01/18(l)	2,000	1,977,660
1.35%, 2/15/17	41,328	41,418,921
3.15%, 7/05/16	3,950	3,974,853
Morgan Stanley Series G 5.45%, 1/09/17	8,860	9,140,694

		61,407,539

Industrial–0.4%
Communications—Telecommunications–0.2%
Verizon Communications, Inc. 2.50%, 9/15/16	14,764	14,877,698

Principal Amount (000)		U.S. $ Value

Consumer Non-Cyclical–0.2%
Becton Dickinson and Co. 1.084% (LIBOR 3 Month + 0.45%), 6/15/16(l)	$10,000	$10,000,680

		24,878,378

Total Corporates—Investment Grade (cost $86,105,689)		86,285,917

SHORT-TERM INVESTMENTS–1.7%
Time Deposit–1.7%
State Street Time Deposit 0.01%, 4/01/16 (cost $111,706,679)	111,707	111,706,679

Total Investments—100.5% (cost $6,465,841,885)		6,755,745,961

Other assets less liabilities—(0.5)%		(32,651,183)

Net Assets—100.0%		$6,723,094,778

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX) CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00%	0.89%	$72,000	$375,993	$686,914

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Clearing Broker / (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)	$163,500	3/31/19	3 Month LIBOR	1.056%	$(25,392)

Schedule of Investments—Diversified Municipal Portfolio	23

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$66,580	12/14/20	1.548%	CPI	#	$589,629
Deutsche Bank AG	68,450	7/15/20	1.265%	CPI	#	1,901,992

						$2,491,621

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$99,500	3/01/23	0.904%	SIFMA	*	$709,872
JPMorgan Chase Bank, NA	32,000	10/05/22	1.163%	SIFMA	*	(447,076)
JPMorgan Chase Bank, NA	70,000	10/20/22	1.135%	SIFMA	*	(803,795)
JPMorgan Chase Bank, NA	50,000	2/22/23	0.902%	SIFMA	*	349,561

						$(191,438)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

^	Less than $0.50.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $2,118,111 or 0.0% of net assets.
(b)	Security is in default and is non-income producing.
(c)	Illiquid security.
(d)	Defaulted matured security.
(e)	Non-income producing security.
(f)	When-Issued or delayed delivery security.
(g)	Variable rate coupon, rate shown as of March 31, 2016.
(h)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(i)	Fair valued by the Adviser.
(j)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of these securities amounted to $66,888,965 or 0.99% of net assets.
(k)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2016.
(l)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.5% and 0.1%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CME—Chicago Mercantile Exchange

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

OSF—Order of St. Francis

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2016 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.7%
Long-Term Municipal Bonds–97.7%
California–86.3%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	$2,000	$2,336,590
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21–5/01/24	4,050	4,912,665
Bay Area Toll Authority Series 2006F 5.00%, 4/01/16	3,630	3,630,000
5.00%, 4/01/20 (Pre-refunded/ETM)	5,250	5,250,000
Series 2007F 5.00%, 4/01/16	3,570	3,570,000
Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	16,805,244
Series 2012 5.00%, 4/01/24–4/01/25	13,845	16,717,345
Series 2014A 1.00%, 4/01/47	15,455	15,473,855
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,768,384
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	13,607,104
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	25,499,700
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,634,347
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,863,224
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27–11/15/29	19,500	24,266,700
Principal Amount (000)		U.S. $ Value

California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	$20,650	$24,629,668
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	2,065	2,126,537
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,556,840
California School Finance Authority (Launchpad Development Obligated Group) Series 2016A 5.00%, 6/01/31(a)	1,000	1,092,010
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	125	129,404
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,619,182
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,545,953
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,869,774
NATL Series 2007C 5.00%, 9/01/16 (Pre-refunded/ETM)	1,575	1,604,516
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,532,666
Series 2014B 5.00%, 10/01/29	4,445	5,400,097
AMBAC Series 1993A 5.00%, 12/01/19	2,035	2,234,552
California State University Series 2010A 5.00%, 11/01/24	1,490	1,716,286
Series 2011A 5.25%, 11/01/26	5,500	6,614,850
Series 2012A 5.00%, 11/01/26	10,930	13,269,894
Series 2014A 5.00%, 11/01/28	16,650	20,744,901

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	$2,630	$2,747,403
Series 2012E-1 5.00%, 4/01/44	1,000	1,044,640
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21–9/01/24	7,405	8,966,948
City of Hayward CA COP Series 2015 5.00%, 11/01/20–11/01/23	9,255	11,057,643
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	3,851,749
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	19,557,204
Series 2010B 5.00%, 5/15/21	6,500	7,513,285
Series 2015A 4.00%, 5/15/18	2,145	2,286,055
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,357,318
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/16–5/15/17	10,670	11,101,167
Series 2009A 5.25%, 5/15/23–5/15/24	15,955	18,066,711
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	29,931,484
Series 2010D 5.00%, 5/15/23	5,000	5,777,300
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27–8/01/30	5,320	6,459,583
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31	1,170	1,222,088
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,870,840
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28	2,000	2,270,220
Principal Amount (000)		U.S. $ Value

Series 2011A 5.00%, 11/01/25	$11,320	$13,564,190
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,264,596
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,646,110
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,557,070
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	2,026,392
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	2,012,002
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/27	1,000	1,146,920
Fremont Unified School District/Alameda County CA Series 2014A 4.00%, 8/01/16	1,225	1,238,855
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,220,001
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21–9/01/23	1,675	1,879,243
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,756,423
Long Beach Unified School District Series 2009A 5.00%, 8/01/16–8/01/18	13,845	14,847,649
Series 2010A 5.00%, 8/01/25	1,000	1,156,830
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,292,950
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,325,760

26	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/21	$1,505	$1,798,746
Series 2014B 5.00%, 7/01/27	2,190	2,699,438
Series 2014C 5.00%, 7/01/26	11,725	14,677,355
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,879,339
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,786,679
Series 2015A 5.00%, 7/01/19	11,585	13,113,641
Series 2016A 5.00%, 7/01/24–7/01/27(b)	35,000	44,199,971
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	2,100	1,875,730
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	6,150	6,538,496
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	875,984
5.75%, 7/01/21	1,775	2,065,159
Series 2014A 5.00%, 3/01/17	4,985	5,183,702
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22–8/01/23	4,950	6,030,903
Northern California Power Agency Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,789,482
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,891,748
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18–2/01/19	9,155	10,044,892
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	2,111,621
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,211,737
Pittsburg Successor Agency Redevelopment Agency Series 1983 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,013,680
Principal Amount (000)		U.S. $ Value

AGM Series 2016A 5.00%, 9/01/27	$2,750	$3,365,120
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,988,350
Series 2014A 5.00%, 8/01/26–8/01/27	2,565	3,114,225
Port of Oakland Series 2012P 5.00%, 5/01/22–5/01/25	16,945	19,921,916
NATL Series 2007C 5.00%, 11/01/18	1,900	2,034,026
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	4,110,293
Romoland School District Series 2015 5.00%, 9/01/23	955	1,121,113
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,710	1,881,034
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,789,260
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,448,998
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,565,117
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24	1,000	1,147,740
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,587,020
5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	5,292,297
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,190,790
AGM Series 2008A 5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,450,865
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18	20,615	22,469,319

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

5.00%, 5/15/21 (Pre-refunded/ETM)	$14,905	$16,800,022
Series 2015 5.00%, 5/15/22	4,785	5,837,509
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/16	11,520	11,563,315
Series 2011 5.25%, 5/01/18	4,655	5,055,702
Series 2011C 5.00%, 5/01/21	3,900	4,551,768
Series 2011S 5.00%, 5/01/25	3,000	3,562,590
Series 2016S 5.00%, 5/01/26	3,810	4,900,117
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,349,896
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19–8/01/24	3,855	4,462,322
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20–8/01/22	3,685	4,385,226
Santa Fe Springs Community Development Commission NATL Series 2002 5.375%, 9/01/17	560	561,798
Santa Rosa City Schools Series 2013 4.00%, 8/01/16	1,740	1,758,827
5.00%, 8/01/17	4,255	4,491,280
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06–01) Series 2016 5.00%, 9/01/29–9/01/30	2,365	2,760,035
South Placer Wastewater Authority/ CA Series 2011C 5.00%, 11/01/19–11/01/20	5,520	6,331,823
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22–7/01/25	12,235	14,050,638
Series 2014A 5.00%, 7/01/30	1,000	1,204,050
Principal Amount (000)		U.S. $ Value

Southwestern Community College District Series 2015 5.00%, 8/01/20–8/01/25	$14,850	$18,427,388
State of California Series 2013 5.00%, 10/01/20–9/01/28	29,390	34,844,264
Series 2014 5.00%, 12/01/22–5/01/29	23,385	28,766,980
Series 2015 5.00%, 3/01/21	17,455	20,632,857
Series 2015B 5.00%, 9/01/24	3,330	4,193,236
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20	1,795	2,119,895
Series 2014A 5.00%, 12/01/27	5,690	7,040,920
State of California Department of Water Resources Power Supply Revenue Series 2008H 5.00%, 5/01/17	1,455	1,523,152
Series 2008K 5.00%, 5/01/18	23,145	25,188,703
Series 2010L 5.00%, 5/01/17–5/01/20	21,965	24,566,883
Series 2011N 5.00%, 5/01/20	4,210	4,883,979
Series 2015O 5.00%, 5/01/22	8,130	9,891,446
AGM Series 2008H 5.00%, 5/01/17	21,050	22,035,982
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,482,508
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,621,889
University of California Series 2009Q 5.25%, 5/15/22 (Pre-refunded/ETM)	3,355	3,559,252
5.25%, 5/15/22	155	164,401
Series 2010U 5.00%, 5/15/24	4,215	4,866,597
Series 2012G 5.00%, 5/15/25	10,000	12,101,300
Series 2014A 5.00%, 5/15/28	1,000	1,230,300
Series 2015A 5.00%, 5/15/20–5/15/24	4,780	5,789,438
Series 2015I 5.00%, 5/15/21	2,900	3,459,004

28	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20–8/01/22	$2,390	$2,841,813
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,455,404

		1,030,619,212

Colorado–0.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,007,394
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,856,189

		3,863,583

Florida–1.3%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,224,433
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	13,080	13,220,217
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,510,541
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)(f)	405	0
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(e)(f)	150	53,445

		16,008,636

Illinois–2.5%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,150	2,340,576
State of Illinois Series 2012 5.00%, 8/01/18–8/01/23	12,445	13,650,740
Series 2013 5.00%, 7/01/20	3,465	3,828,860
Series 2014 5.00%, 5/01/28	4,735	5,174,881
Principal Amount (000)		U.S. $ Value

Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	$4,450	$4,388,323

		29,383,380

Louisiana–0.0%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(c)(d)(e)(f)	3,200	0	^

Massachusetts–0.6%
Commonwealth of Massachusetts NATL Series 2000E 0.51%, 12/01/30(g)	6,075	5,529,210
NATL Series 2000G 0.48%, 12/01/30(g)	1,100	1,001,251
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,266,569

		7,797,030

New Jersey–2.4%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19–6/15/20	25,930	28,287,208

New York–1.8%
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28(h)	2,650	2,655,645
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	12,835	13,899,021
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.387%, 10/01/36(g)	5,550	4,890,488

		21,445,154

Puerto Rico–0.5%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,697,661

Schedule of Investments—California Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

Texas–1.3%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	$10,290	$11,483,126
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/21	1,180	1,210,503
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,278,103

		14,971,732

Washington–0.2%
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014B-3 5.125%, 1/01/20(a)	2,450	2,453,675

Wisconsin–0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,988,431

Total Municipal Obligations (cost $1,110,529,821)		1,166,515,702

GOVERNMENTS—TREASURIES–1.5%
United States–1.5%
U.S. Treasury Notes 1.625%, 11/30/20 (cost $17,714,907)	17,585	17,936,014

Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–0.6%
Financial Institutions–0.5%
Banking–0.5%
JPMorgan Chase & Co. 3.15%, 7/05/16	$5,410	$5,444,040

Industrial–0.1%
Consumer Non-Cyclical–0.1%
Becton Dickinson and Co. 1.084% (Libor 3 Month + 0.45%), 6/15/16(i)	1,765	1,765,120

Total Corporates—Investment Grade (cost $7,205,981)		7,209,160

SHORT-TERM INVESTMENTS–2.9%
Time Deposit–2.9%
State Street Time Deposit 0.01%, 4/01/16 (cost $34,643,723)	34,644	34,643,723

Total Investments—102.7% (cost $1,170,094,432)		1,226,304,599

Other assets less liabilities—(2.7)%		(32,248,159)

Net Assets—100.0%		$1,194,056,440

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$11,750	12/14/20	1.548%	CPI	#	$104,057
Deutsche Bank AG	12,000	7/15/20	1.265%	CPI	#	333,439

						$437,496

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

30	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$18,500	3/01/23	0.904%	SIFMA	*	$131,986
JPMorgan Chase Bank, NA	17,500	10/14/22	1.194%	SIFMA	*	(273,235)
JPMorgan Chase Bank, NA	8,500	2/22/23	0.902%	SIFMA	*	59,426

						$(81,823)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

^	Less than $0.50.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $10,229,062 or 0.9% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Non-income producing security.
(d)	Defaulted matured security.
(e)	Fair valued by the Adviser.
(f)	Illiquid security.
(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of these securities amounted to $11,420,949 or 0.96% of net assets.
(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2016.
(i)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.3% and 0.7%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

See notes to financial statements.

Schedule of Investments—California Municipal Portfolio	31

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–94.8%
Long-Term Municipal Bonds–94.8%
New York–80.8%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$14,149,999
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,332,941
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22–7/01/23	2,000	2,386,440
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23–11/01/25	3,335	3,681,666
5.25%, 11/01/29	1,900	2,098,436
City of New York NY Series 2007A 5.00%, 8/01/18 (Pre-refunded/ETM)	20	21,135
5.00%, 8/01/18	4,550	4,809,486
Series 2007E 5.00%, 8/01/16	5,500	5,579,750
Series 2008A-1 5.00%, 8/15/16	4,400	4,471,500
Series 2008B-1 5.25%, 9/01/16	10,000	10,192,100
Series 2011A 5.00%, 8/01/26	14,275	16,869,338
Series 2011D-1 5.00%, 10/01/24	2,860	3,387,184
Series 2011E-3 5.00%, 8/01/23	6,855	8,100,828
Series 2012I 5.00%, 8/01/22	2,320	2,811,098
Series 2013B 5.00%, 8/01/20	10,000	11,595,700
Series 2013F 5.00%, 3/01/17	2,675	2,781,358
Series 2013I 5.00%, 8/01/20	18,775	21,770,927
City of Yonkers NY Series 2011A 5.00%, 10/01/16–10/01/17	3,880	4,049,309
	Principal Amount (000)	U.S. $ Value

County of Monroe NY Series 2015 5.00%, 6/01/17–6/01/22	$16,340	$18,286,278
BAM Series 2015 5.00%, 6/01/21–6/01/22	5,860	6,870,876
County of Nassau NY Series 2011A 5.00%, 4/01/21–4/01/22	5,915	6,905,187
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	9,612,986
Series 2014A 5.00%, 4/01/25	10,190	12,377,997
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,116,517
Erie County Industrial Development Agency (The) AGM Series 2008A 5.00%, 5/01/16 (Pre-refunded/ETM)	1,280	1,284,467
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,843,768
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,409,900
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20(a)	1,450	1,447,448
5.25%, 1/01/24(a)	1,250	1,226,550
Long Island Power Authority NATL Series 2006F 5.00%, 5/01/16	11,885	11,928,380
Metropolitan Transportation Authority Series 2006B 5.00%, 11/15/16	4,665	4,790,582
5.00%, 11/15/17 (Pre-refunded/ETM)	1,980	2,035,282
Series 2010D 5.25%, 11/15/24	10,755	12,634,436
Series 2010G 5.00%, 11/15/21	9,305	10,831,857
5.25%, 11/15/22–11/15/26	33,880	39,985,237
Series 2011C 5.00%, 11/15/24	2,890	3,408,466
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	13,917,034

32	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

AGM Series 2002B 0.88%, 11/01/22(b)	$14,550	$14,096,622
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	17,161,874
NATL Series 2004A 5.25%, 11/15/16	9,820	10,096,826
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,489,848
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28(c)	8,000	8,017,040
New York City Municipal Water Finance Authority Series 2006BB 5.00%, 6/15/19 (Pre-refunded/ETM)	2,210	2,229,868
Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	12,752,836
5.00%, 6/15/21 (Pre-refunded/ETM)	1,285	1,405,109
5.00%, 6/15/21	5,620	6,129,790
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	3,173,190
Series 2010FF 5.00%, 6/15/25	24,730	28,595,546
Series 2011HH 5.00%, 6/15/26	9,055	10,687,526
Series 2014D 5.00%, 6/15/22–6/15/29	14,350	17,478,147
Series 2015F 5.00%, 6/15/27–6/15/28	7,830	9,750,341
Series 2015G 5.00%, 6/15/28	11,465	14,209,836
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	5,216,838
Series 2012S 5.00%, 7/15/25	7,390	8,884,849
	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	$1,160	$1,359,485
Series 2011A-1 5.00%, 11/01/23	15,315	18,360,388
Series 2011B 5.00%, 2/01/20–2/01/24	15,135	17,708,696
Series 2011C 5.00%, 11/01/20	9,480	11,110,276
Series 2012B 5.00%, 11/01/16–11/01/24	13,660	16,115,948
Series 2012D 5.00%, 11/01/20–11/01/23	32,780	39,343,307
Series 2012E 5.00%, 2/01/21–2/01/26	11,600	13,805,244
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	8,120,006
Series 2014C 5.00%, 11/01/26	6,345	7,821,164
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	11,567,463
Series 2015C 5.00%, 11/01/26	20,000	25,030,600
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2008C 5.75%, 12/01/16	23,025	23,785,516
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,573,145
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(d)(e)	1,980	20
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2008A 5.00%, 4/01/19–4/01/20	16,145	17,497,094
New York Power Authority NATL Series 2007C 5.00%, 11/15/16	6,245	6,415,051
New York State Dormitory Authority Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,560,113

Schedule of Investments—New York Municipal Portfolio	33

	Principal Amount (000)	U.S. $ Value

5.00%, 2/15/23 (Pre-refunded/ETM)	$865	$1,046,122
5.00%, 2/15/24 (Pre-refunded/ETM)	815	985,653
5.00%, 2/15/25 (Pre-refunded/ETM)	880	1,064,263
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,913,859
Series 2015A 5.00%, 7/01/22–7/01/26	6,415	7,752,400
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,478,225
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,833,777
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/22	29,830	36,123,832
Series 2015A 5.00%, 3/15/23	2,215	2,731,029
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,523,276
NATL Series 1998A 6.00%, 7/01/18	1,000	1,114,430
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	1,130	1,388,216
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,137,030
Series 2008C 5.00%, 3/15/18	24,875	26,921,964
Series 2009D 5.00%, 6/15/20	2,230	2,516,488
Series 2009G 5.00%, 3/15/18	7,840	8,472,453
	Principal Amount (000)	U.S. $ Value

Series 2012A 5.00%, 12/15/21	$5,905	$7,075,253
Series 2012B 5.00%, 3/15/22	3,905	4,696,700
Series 2012D 5.00%, 2/15/22–2/15/25	18,285	21,888,916
Series 2014A 5.00%, 2/15/28–2/15/29	13,825	16,696,163
Series 2014C 5.00%, 3/15/28–3/15/29	14,485	17,579,619
Series 2015B 5.00%, 2/15/23	1,160	1,417,822
Series 2015E 5.00%, 3/15/23	4,380	5,361,514
AMBAC Series 2005B 5.50%, 3/15/23	5,000	6,284,250
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/18–7/01/19	3,820	4,262,800
New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	3,125	3,689,563
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,532,389
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 1.196%, 4/01/34(b)	20,500	19,290,397
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	6,868,341
Series 2007B 5.00%, 6/15/16	1,610	1,624,377
Series 2009A 5.25%, 6/15/24	7,300	8,292,654
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22–9/15/22	9,320	11,399,014

34	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority 5.00%, 4/01/17	$21,665	$22,596,428
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21–4/01/25	26,175	31,162,626
AMBAC Series 2005B 5.50%, 4/01/20	9,080	10,642,759
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,093,674
Series 2013A 5.00%, 5/01/19	25,000	27,969,500
Series 2014 5.00%, 1/01/26–1/01/28	4,345	5,302,170
Series 2014J 5.00%, 1/01/26–1/01/27	33,900	41,205,453
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	6,301,788
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	3,858,606
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/20	9,915	11,374,587
Series 2015A 5.00%, 3/15/23	12,400	15,187,892
Series 2016A 5.00%, 3/15/27–3/15/28	10,010	12,577,379
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	4,256,636
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,318,920
Series 2011O 5.00%, 10/15/21	5,215	6,137,377
	Principal Amount (000)	U.S. $ Value

Series 2013-178 5.00%, 12/01/23	$10,480	$12,602,200
Series 2014 5.00%, 9/01/23–9/01/27	12,470	14,944,871
Series 2014-1 5.00%, 10/15/23	3,455	4,149,282
Series 2014-186 5.00%, 10/15/21–10/15/22	12,575	14,858,740
Series 2015E 5.00%, 10/15/21–10/15/23	23,485	27,937,823
XLCA Series 2006 5.00%, 10/01/17	6,425	6,445,496
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25–10/15/26	13,140	16,515,201
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	605	606,742
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/16–7/01/17	2,900	2,997,969
Triborough Bridge & Tunnel Authority Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	1,025	1,062,823
Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,336,749
Series 2008C 5.00%, 11/15/16	5,000	5,134,900
Series 2008D 5.00%, 11/15/16	14,880	15,275,957
Series 2011A 5.00%, 1/01/27	7,000	8,346,450
Series 2012B 5.00%, 11/15/19–11/15/23	28,330	34,221,577
Series 2013A 5.00%, 11/15/28	5,000	6,022,650
Series 2013B 5.00%, 11/15/22	7,525	9,192,540
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/16–9/01/21	16,590	17,457,427
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	340	342,499

Schedule of Investments—New York Municipal Portfolio	35

	Principal Amount (000)	U.S. $ Value

Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	$34,825	$42,177,104
Series 2016A 5.00%, 6/15/27(f)	5,670	7,156,334

		1,407,285,963

Alabama–0.7%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,145	12,105,030

California–1.5%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	16,365	17,929,166
5.25%, 7/01/21 (Pre-refunded/ETM)	5,000	5,706,500
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2013A 5.00%, 6/01/19	1,225	1,381,310
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,435,341

		26,452,317

District of Columbia–0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19–10/01/21	5,795	6,562,531

Florida–2.6%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	15,255	15,397,329
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16–10/01/17	4,805	4,954,622
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,950,430
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(e)(g)(h)	2,060	803,400

	Principal Amount (000)	U.S. $ Value

Overoaks Community Development District Series 2004B 5.125%, 5/01/09(e)(g)(h)	$185	$92,500
Series 2010A-1 6.125%, 5/01/35(e)	75	75,090
Series 2010A-2 6.125%, 5/01/35(e)	180	180,182
Series 2010B 5.125%, 5/01/17(e)	225	226,100
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	905	950,042
Polk County School District (Polk County School District Sales Tax) AGM Series 2007 5.00%, 10/01/16	2,690	2,746,221
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	17,856,880
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(e)(g)(h)(i)	155	55,226
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,216,090

		46,504,112

Georgia–0.4%
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	6,975	7,233,215

Guam–0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,625	1,722,533

Illinois–1.6%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,541,178
State of Illinois Series 2012 5.00%, 3/01/21–8/01/25	9,765	10,725,433
Series 2013 5.50%, 7/01/25	7,435	8,439,245
Series 2014 5.00%, 5/01/24	2,540	2,861,005
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(d)(e)	1,307	256,826

		27,823,687

36	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Indiana–0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18–10/15/21	$10,745	$12,124,127

Louisiana–0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(d)(e)	1,515	378,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(e)(g)(h)	1,155	231,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(d)(e)	1,500	270,000

		879,750

Michigan–0.2%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	2,985	3,492,420

Nevada–0.5%
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,275,494

New Jersey–2.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,585,619
Series 2013 5.00%, 3/01/21	2,500	2,728,825
Series 2015X 5.00%, 6/15/19–6/15/21	23,895	26,103,435
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,410,154

		34,828,033

Pennsylvania–1.1%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/16–9/01/21	14,925	16,691,118
5.25%, 9/01/23	2,345	2,721,771

		19,412,889

Principal Amount (000)		U.S. $ Value

Puerto Rico–0.2%
Puerto Rico Electric Power Authority NATL Series 2002KK 5.50%, 7/01/16	$3,695	$3,721,013

Tennessee–1.2%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	20,390,431

Texas–0.0%
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	5	5,097

Washington–0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,894,294

Total Municipal Obligations (cost $1,573,962,440)		1,651,712,936

GOVERNMENTS—TREASURIES–3.4%
United States–3.4%
U.S. Treasury Notes 1.625%, 11/30/20 (cost $58,246,902)	58,035	59,193,437

CORPORATES—INVESTMENT GRADE–0.2%
Industrial–0.2%
Consumer Non-Cyclical–0.2%
Becton Dickinson and Co. 1.084% (Libor 3 Month + 0.45%), 6/15/16(j) (cost $2,683,000)	2,683	2,683,182

SHORT-TERM INVESTMENTS–0.8%
Time Deposit–0.8%
State Street Time Deposit 0.01%, 4/01/16 (cost $14,449,812)	14,450	14,449,812

Total Investments—99.2% (cost $1,649,342,154)		1,728,039,367

Other assets less liabilities—0.8%		13,758,192

Net Assets—100.0%		$1,741,797,559

Schedule of Investments—New York Municipal Portfolio	37

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$17,230	12/14/20	1.548%	CPI	#	$152,588
Deutsche Bank AG	17,700	7/15/20	1.265%	CPI	#	491,822

						$644,410

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$51,500	10/19/22	1.103%	SIFMA	*	$(483,344)
Citibank, NA	14,600	3/01/23	0.904%	SIFMA	*	104,162

						$(379,182)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.15% of net assets as of March 31, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20	11/14/13	$1,450,000	$1,447,448	0.08%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 5.25%, 1/01/24	11/14/13	1,250,000	1,226,550	0.07%

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of these securities amounted to $33,387,019 or 1.92% of net assets.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2016.
(d)	Security is in default and is non-income producing.
(e)	Illiquid security.
(f)	When-Issued or delayed delivery security.
(g)	Defaulted matured security.
(h)	Non-income producing security.
(i)	Fair valued by the Adviser.
(j)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.8% and 0.1%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

38	Sanford C. Bernstein Fund, Inc.—2016 Semi-Annual Report

SCB-MU-1945-0316

MAR    03.31.16

SEMI-ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB INTERNATIONAL PORTFOLIO
+	AB EMERGING MARKETS PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Tax-Managed International and International Portfolios monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

May 25, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Blended Style Funds Tax-Managed International and International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the semi-annual reporting period ended March 31, 2016. There is no discussion of fund performance for Emerging Markets Portfolio due to limited performance history of Class Z.

Tax-Managed International and International Portfolios

Investment Objective and Policies

The investment objective of the Portfolios is to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index, and Canada. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios.

The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns; the International Portfolio is managed without regard to tax considerations.

The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Port-

AB BLENDED STYLE FUNDS •	1

folios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Emerging Markets Portfolio

Investment Objectives and Policies

Class Z shares of the Emerging Markets Portfolio are currently offered exclusively to registered investment companies (or their series) managed by the Adviser.

The Portfolio’s investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in secu-

rities of companies in emerging markets. Issuers of these securities may be large or relatively small companies.

The Adviser diversifies the investment portfolio between growth and value equity investment styles. The Adviser selects emerging-markets growth and emerging-markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams.

Normally, approximately 50% of the value of the Portfolio will consist of emerging-markets value stocks and 50% will consist of emerging-markets growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging-markets value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

2	• AB BLENDED STYLE FUNDS

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The tables on pages 8, 12 and 15 show the Portfolios’ performance compared to their benchmarks (the MSCI EAFE Index (net) for Tax-Managed International and International Portfolios and the MSCI Emerging Markets (“EM”) Index (net) for Emerging Markets Portfolio) for the six- and 12-month periods ended March 31, 2016. The inception date for Class Z shares of all Portfolios was January 15, 2016; due to limited performance history, there is no discussion of comparison to the benchmark, or the Emerging Markets Portfolio.

For the six-month period, all share classes of the Tax-Managed International and International Portfolios gained in absolute terms and outperformed the benchmark, before sales charges. Strong stock selection in Europe and the Asia Pacific region, specifically Japan and China, drove relative returns. Industry exposures also contributed to performance as an underweight to the financials sector, especially European banks, and an overweight to technology, was positive. An underweight to consumer staples detracted.

AB BLENDED STYLE FUNDS •	3

For the 12-month period, returns for the Tax-Managed International and International Portfolios were negative but outpaced the benchmark. Strong relative outperformance was driven primarily by stock selection in Europe. Holdings in France, Germany and the United Kingdom contributed. Stock selection in Japan and Australia also contributed to performance. The Portfolios’ largest country exposures, which resulted from the Portfolios’ bottom-up stock selection process, were the United Kingdom, Japan and France. Holdings in every sector except for utilities, where the Portfolios have modest exposure, contributed positively to performance.

The Tax-Managed International and International Portfolios utilized derivatives in the form of Treasury futures for hedging purposes during both periods, which had an immaterial impact on returns, in absolute terms; currency forwards for hedging purposes added during both periods.

Market Review and Investment Strategy

International equity market returns during both periods were volatile and impacted by currency moves. Markets sold off in the third quarter of 2015 and again in the first quarter of 2016 on concerns about anemic Chinese and global economic growth in addition to falling oil and commodity prices. China has been the epicenter of investors’ attention. After the plunge in the China A-shares market, which precipitated the third quarter 2015 decline in international equity markets, the Chinese government introduced a raft of measures to stem the market decline, including trading suspensions and foreign exchange limits. These measures have been followed by further monetary stimulus and currency devaluations.

Currency had a significant impact on international equity returns. The strengthening US dollar suppressed returns for US-based investors, while European and Australian investors benefitted from the relative weakness of the euro and Australian dollar. Monetary policy continued to take center stage during both periods with central bank policy moves impacting investor sentiment and market volatility.

Conditions continue to be challenging for equity investors. Tepid economic growth, recurring bouts of volatility and equity valuations that are reasonable rather than cheap have clouded the near-term outlook. The longer-term global economic growth outlook remains moderate, with low inflation supporting accommodative central bank policies. The forecasts of the Portfolios’ Senior Investment Management Team (the “Team”) expect equity returns to be significantly lower than in recent years when markets were recovering from the global financial crisis. Despite complex market conditions, the Team believes high-conviction, active stock-picking strategies undertaken with differentiated research and discipline can capture long-term investment results.

4	• AB BLENDED STYLE FUNDS

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index and the MSCI EM Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB BLENDED STYLE FUNDS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1- year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB BLENDED STYLE FUNDS •	7

Disclosures and Risks

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2016 (unaudited)	NAV Returns
	6 Months		12 Months
AB Blended Style Funds Tax-Managed International Portfolio
Class A	3.66%		-2.44%

Class B*	3.30%		-3.22%

Class C	3.30%		-3.23%

Class Z†	7.37%	‡	—

MSCI EAFE Index (net)	1.56%		-8.27%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡      Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• AB BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.44%	-6.61%
5 Years	0.52%	-0.36%
10 Years	-1.82%	-2.25%

Class B Shares
1 Year	-3.22%	-7.09%
5 Years	-0.25%	-0.25%
10 Years(a)	-2.42%	-2.42%

Class C Shares
1 Year	-3.23%	-4.19%
5 Years	-0.21%	-0.21%
10 Years	-2.54%	-2.54%

Class Z Shares*
Since Inception†	7.37%	7.37%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-6.61%
5 Years		-0.36%
10 Years		-2.25%

Class B Shares
1 Year		-7.09%
5 Years		-0.25%
10 Years(a)		-2.42%

Class C Shares
1 Year		-4.19%
5 Years		-0.21%
10 Years		-2.54%

Class Z Shares*
Since Inception†		7.37%

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance and footnotes continued on next page)

AB BLENDED STYLE FUNDS •	9

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.59%, 2.35%, 2.34% and 1.19% for Class A, Class B, Class C and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 15, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• AB BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
Returns
Class A Shares
1 Year	-6.85%
5 Years	-0.53%
10 Years	-2.65%

Class B Shares
1 Year	-7.00%
5 Years	-0.18%
10 Years(a)	-2.69%

Class C Shares
1 Year	-4.28%
5 Years	-0.20%
10 Years	-2.79%

Class Z Shares*
Since Inception†	7.37%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)

Class A Shares
1 Year	-3.37%
5 Years	-0.09%
10 Years	-1.09%

Class B Shares
1 Year	-3.92%
5 Years	-0.03%
10 Years(a)	-1.20%

Class C Shares
1 Year	-2.12%
5 Years	0.00%
10 Years	-1.28%

Class Z Shares*
Since Inception†	4.17%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	11

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2016 (unaudited)	NAV Returns
	6 Months		12 Months
AB Blended Style Funds International Portfolio
Class A	3.50%		-2.56%

Class B*	3.11%		-3.34%

Class C	3.07%		-3.35%

Class Z†	7.27%	‡	–

MSCI EAFE Index (net)	1.56%		-8.27%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡      Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

12	• AB BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.56%	-6.69%
5 Years	0.46%	-0.40%
10 Years	-1.74%	-2.16%

Class B Shares
1 Year	-3.34%	-7.20%
5 Years	-0.34%	-0.34%
10 Years(a)	-2.35%	-2.35%

Class C Shares
1 Year	-3.35%	-4.31%
5 Years	-0.26%	-0.26%
10 Years	-2.44%	-2.44%

Class Z Shares*
Since Inception†	7.27%	7.27%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-6.69%
5 Years		-0.40%
10 Years		-2.16%

Class B Shares
1 Year		-7.20%
5 Years		-0.34%
10 Years(a)		-2.35%

Class C Shares
1 Year		-4.31%
5 Years		-0.26%
10 Years		-2.44%

Class Z Shares*
Since Inception†		7.27%

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance and footnotes continued on next page)

AB BLENDED STYLE FUNDS •	13

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.11%, 2.82%, 2.85% and 1.53% for Class A, Class B, Class C and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 15, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

14	• AB BLENDED STYLE FUNDS

Historical Performance

EMERGING MARKETS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Blended Style Funds Emerging Markets Portfolio
Class Z*	17.62%†	—

MSCI EM Index (net)	18.36%	—

*    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†      Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	15

Historical Performance

EMERGING MARKETS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class Z Shares*
Since Inception†	17.62%	17.62%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class Z Shares*
Since Inception†		17.62%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.24% for Class Z shares, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

16	• AB BLENDED STYLE FUNDS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period*		Annualized Expense Ratio*
Class A
Actual	$1,000	$1,036.60	$5.65		1.11%
Hypothetical**	$1,000	$1,019.45	$5.60		1.11%
Class B
Actual	$1,000	$1,033.00	$9.25		1.82%
Hypothetical**	$1,000	$1,015.90	$9.17		1.82%
Class C
Actual	$1,000	$1,033.00	$9.45		1.86%
Hypothetical**	$1,000	$1,015.70	$9.37		1.86%
Class Z
Actual	$1,000	$1,073.70	$1.99	***	0.91	%***
Hypothetical**	$1,000	$1,008.60	$1.92	***	0.91	%***

AB BLENDED STYLE FUNDS •	17

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period*		Annualized Expense Ratio*

Class A
Actual	$1,000	$1,035.00	$5.85		1.15%
Hypothetical**	$1,000	$1,019.25	$5.81		1.15%
Class B
Actual	$1,000	$1,031.10	$9.60		1.89%
Hypothetical**	$1,000	$1,015.55	$9.52		1.89%
Class C
Actual	$1,000	$1,030.70	$9.65		1.90%
Hypothetical**	$1,000	$1,015.50	$9.57		1.90%
Class Z
Actual	$1,000	$1,072.70	$2.07	***	0.95	%***
Hypothetical**	$1,000	$1,008.52	$2.01	***	0.95	%***

Emerging Markets Portfolio

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period*		Annualized Expense Ratio*

Class Z
Actual	$1,000	$1,176.20	$2.86	***	1.25	%***
Hypothetical**	$1,000	$1,007.89	$2.64	***	1.25	%***
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Actual Expense paid are based on the period from January 15, 2016 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 77 /366 (to reflect the since inception period ). Hypothetical expenses are equal to the Class’s annualized ratio, multiplied by the average account value of the period, multiplied by 77/366 (to reflect the one-half year period).

18	• AB BLENDED STYLE FUNDS

Expense Example

AB TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,614.9

*	All data are as of March 31, 2016. The Portfolio’s country and sector breakdowns are expressed as a percentage of a Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details).

†	“Other” represents 2.7% in MSCI EM Index countries and 7.7% in MSCI EAFE Index countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB BLENDED STYLE FUNDS •	19

Portfolio Summary

AB INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,544.9

*	All data are as of March 31, 2016. The Portfolio’s country and sector breakdowns are expressed as a percentage of a Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details).

†	“Other” represents 2.7% in MSCI EM Index countries and 7.9% in MSCI EAFE Index countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

20	• AB BLENDED STYLE FUNDS

Portfolio Summary

AB EMERGING MARKETS PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,251.5

*	All data are as of March 31, 2016. The Portfolio’s country and sector breakdowns are expressed as a percentage of a Portfolio’s long-term investments and may vary over time.

†	“Other” represents 3.3% in MSCI EM Index countries, 1.4% in MSCI EAFE Index countries and 1.1% in other emerging market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB BLENDED STYLE FUNDS •	21

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.0%
Financials – 20.1%
Banks – 9.1%
Australia & New Zealand Banking Group Ltd.	220,850	$3,959,058
Bank Hapoalim BM	2,487,910	12,914,301
Bank of Queensland Ltd.	4,260,561	39,502,963
BOC Hong Kong Holdings Ltd.	4,333,000	12,943,680
CYBG PLC(a)	1,317,960	3,946,736
Danske Bank A/S	1,894,990	53,477,489
Hang Seng Bank Ltd.	831,400	14,742,960
ING Groep NV	3,653,450	43,720,145
KB Financial Group, Inc.	390,530	10,843,927
Mitsubishi UFJ Financial Group, Inc.	15,876,200	73,564,036
OTP Bank PLC	523,260	13,127,314
Resona Holdings, Inc.	1,413,400	5,039,522
Royal Bank of Canada	128,890	7,426,247
Seven Bank Ltd.	3,073,100	13,116,219
Sumitomo Mitsui Financial Group, Inc.	189,800	5,761,884
UniCredit SpA	3,443,610	12,414,186

		326,500,667

Capital Markets – 2.7%
Amundi SA(a)(b)	262,522	12,477,157
Azimut Holding SpA	664,270	15,276,299
Credit Suisse Group AG (REG)(a)	641,892	9,064,763
Partners Group Holding AG	75,650	30,392,279
UBS Group AG	1,951,637	31,394,095

		98,604,593

Diversified Financial Services – 1.4%
Challenger Ltd./Australia	2,604,614	16,714,597
Euronext NV(b)	222,380	9,223,183
GRENKELEASING AG	56,881	12,077,410
IG Group Holdings PLC	1,166,780	13,383,853

		51,399,043

Insurance – 6.2%
Admiral Group PLC	835,312	23,732,133
AIA Group Ltd.	5,986,200	34,025,675
Direct Line Insurance Group PLC	1,935,884	10,268,309
Dongbu Insurance Co., Ltd.	144,100	9,583,832
Euler Hermes Group	159,837	14,484,803
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	155,330	31,523,319
NN Group NV	1,305,817	42,627,951
Prudential PLC	1,723,340	32,068,683
Sampo Oyj – Class A	130,210	6,167,321
T&D Holdings, Inc.	327,800	3,061,993
Zurich Insurance Group AG(a)	63,410	14,705,495

		222,249,514

22	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.7%
Ayala Land, Inc.	6,494,200	$4,969,741
Global Logistic Properties Ltd.	14,942,000	21,311,182

		26,280,923

		725,034,740

Consumer Discretionary – 17.3%
Auto Components – 3.2%
Continental AG	96,180	21,814,569
Hankook Tire Co., Ltd.	392,410	18,665,444
Magna International, Inc. (New York) – Class A	539,560	23,179,498
Plastic Omnium SA	353,524	12,141,614
Sumitomo Electric Industries Ltd.	1,901,600	23,058,660
Valeo SA	108,040	16,800,052

		115,659,837

Automobiles – 2.6%
Fuji Heavy Industries Ltd.	219,200	7,740,662
Honda Motor Co., Ltd.	1,188,200	32,486,684
Peugeot SA(a)	1,842,820	31,526,992
Tata Motors Ltd. (Sponsored ADR)(a)	667,700	19,396,685
Toyota Motor Corp.	85,900	4,555,740

		95,706,763

Diversified Consumer Services – 0.2%
TAL Education Group (ADR)(a)	152,483	7,575,355

Hotels, Restaurants & Leisure – 1.9%
Aristocrat Leisure Ltd.	1,241,990	9,797,451
Domino’s Pizza Group PLC	284,840	4,121,905
Melco International Development Ltd.	3,967,000	5,532,516
Merlin Entertainments PLC(b)	975,344	6,484,542
Star Entertainment Grp Ltd. (The)	1,262,840	5,492,237
Tatts Group Ltd.	7,807,093	22,619,185
William Hill PLC	1,458,910	6,825,785
Yum! Brands, Inc.	109,030	8,924,105

		69,797,726

Household Durables – 0.2%
Berkeley Group Holdings PLC	125,150	5,770,525

Internet & Catalog Retail – 0.3%
Ctrip.com International Ltd. (ADR)(a)	120,240	5,321,823
Vipshop Holdings Ltd. (ADR)(a)	358,690	4,619,927

		9,941,750

Leisure Products – 0.5%
Bandai Namco Holdings, Inc.	812,400	17,709,018

AB BLENDED STYLE FUNDS •	23

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 5.6%
Altice NV – Class A(a)	1,024,070	$18,190,761
CTS Eventim AG & Co. KGaA	850,628	30,162,091
Liberty Global PLC – Class A(a)	57,684	2,220,834
Liberty Global PLC – Series C(a)	876,355	32,915,894
Naspers Ltd. – Class N	135,418	18,877,236
RELX PLC	493,660	9,157,913
Rightmove PLC	74,540	4,501,207
Sky PLC	272,500	4,004,263
Thomson Reuters Corp.	335,570	13,595,914
Vivendi SA	1,394,912	29,233,077
Wolters Kluwer NV	529,800	21,116,518
WPP PLC	713,440	16,605,669

		200,581,377

Multiline Retail – 0.9%
B&M European Value Retail SA	7,699,441	29,348,771
Poundland Group PLC	1,977,640	4,426,303

		33,775,074

Specialty Retail – 0.4%
Card Factory PLC	889,880	4,179,352
L’Occitane International SA	309,250	552,925
Sports Direct International PLC(a)	436,249	2,366,343
WH Smith PLC	224,480	5,847,508

		12,946,128

Textiles, Apparel & Luxury Goods – 1.5%
Cie Financiere Richemont SA	235,276	15,540,081
HUGO BOSS AG	264,222	17,273,267
Pacific Textiles Holdings Ltd.	3,187,000	4,609,316
Samsonite International SA	5,445,200	18,239,016

		55,661,680

		625,125,233

Industrials – 13.4%
Aerospace & Defense – 1.4%
Airbus Group SE	373,843	24,769,872
QinetiQ Group PLC	2,472,270	8,084,228
Zodiac Aerospace	883,317	17,640,605

		50,494,705

Air Freight & Logistics – 0.2%
bpost SA	221,460	6,145,942

Airlines – 3.2%
International Consolidated Airlines Group SA	3,874,200	30,722,262
Japan Airlines Co., Ltd.	1,133,800	41,565,063
Qantas Airways Ltd.(a)	7,199,133	22,471,060
Ryanair Holdings PLC (Sponsored ADR)	250,307	21,481,347

		116,239,732

24	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 1.6%
Babcock International Group PLC	2,147,416	$29,242,159
Berendsen PLC	403,790	6,964,798
Regus PLC	4,473,071	20,302,916

		56,509,873

Industrial Conglomerates – 0.6%
Rheinmetall AG	297,990	23,761,152

Machinery – 2.4%
Hoshizaki Electric Co., Ltd.	332,000	27,692,347
IHI Corp.	8,227,000	17,414,036
JTEKT Corp.	2,467,800	32,023,134
KION Group AG	173,530	10,095,568

		87,225,085

Professional Services – 2.5%
Bureau Veritas SA	1,262,847	28,077,387
Capita PLC	1,671,146	24,949,524
Experian PLC	763,210	13,622,883
Teleperformance	263,909	23,180,010

		89,829,804

Road & Rail – 0.9%
Central Japan Railway Co.	181,000	32,010,080

Trading Companies & Distributors – 0.6%
Brenntag AG	253,030	14,418,341
Bunzl PLC	214,140	6,211,503

		20,629,844

		482,846,217

Information Technology – 11.6%
Communications Equipment – 0.2%
VTech Holdings Ltd.	582,000	6,908,568

Electronic Equipment, Instruments & Components – 0.1%
PAX Global Technology Ltd.	1,977,000	1,977,620

Internet Software & Services – 0.7%
Baidu, Inc. (Sponsored ADR)(a)	71,940	13,731,907
Moneysupermarket.com Group PLC	1,717,320	7,827,103
Tencent Holdings Ltd.	300,500	6,147,408

		27,706,418

IT Services – 1.8%
Amadeus IT Holding SA – Class A	488,930	20,908,546
CGI Group, Inc. – Class A(a)	115,520	5,520,944
Obic Co., Ltd.	169,300	8,949,828

AB BLENDED STYLE FUNDS •	25

Portfolio of Investments

Company	Shares	U.S. $ Value

SCSK Corp.	241,100	$9,424,552
Wirecard AG	220,630	8,337,136
Worldpay Group PLC(a)(b)	3,129,441	12,329,240

		65,470,246

Semiconductors & Semiconductor Equipment – 4.2%
ARM Holdings PLC	555,280	8,085,588
ASML Holding NV	303,880	30,580,780
Infineon Technologies AG	1,695,570	24,040,342
Novatek Microelectronics Corp.	4,293,000	17,281,199
SCREEN Holdings Co., Ltd.	4,553,000	35,954,336
Sumco Corp.	3,076,500	19,316,191
Tokyo Electron Ltd.	237,500	15,468,224

		150,726,660

Software – 4.2%
Check Point Software Technologies Ltd.(a)	82,130	7,183,911
Constellation Software, Inc./Canada	114,570	46,912,170
Dassault Systemes	290,250	22,996,941
NICE-Systems Ltd.	222,459	14,458,348
Nintendo Co., Ltd.	142,700	20,284,542
Oracle Corp. Japan	428,200	24,014,471
Sage Group PLC (The)	435,950	3,930,699
SAP SE	144,231	11,606,031

		151,387,113

Technology Hardware, Storage & Peripherals – 0.4%
Samsung Electronics Co., Ltd.	11,790	13,530,281

		417,706,906

Health Care – 8.9%
Biotechnology – 0.4%
CSL Ltd.	166,980	12,976,253

Health Care Equipment & Supplies – 0.7%
Essilor International SA	84,350	10,393,241
Sartorius AG (Preference Shares)	55,135	14,021,859

		24,415,100

Health Care Providers & Services – 0.8%
Ramsay Health Care Ltd.	496,220	23,298,748
Sonic Healthcare Ltd.	538,510	7,723,179

		31,021,927

Life Sciences Tools & Services – 1.1%
Eurofins Scientific SE	105,075	38,470,033

26	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 5.9%
Aspen Pharmacare Holdings Ltd.(a)	92,900	$2,011,590
GlaxoSmithKline PLC	1,473,610	29,830,631
Novartis AG (REG)	153,750	11,124,100
Novo Nordisk A/S – Class B	329,735	17,856,324
Ono Pharmaceutical Co., Ltd.	116,000	4,907,105
Recordati SpA	774,963	19,384,726
Roche Holding AG	338,529	83,122,505
Sanofi	87,840	7,061,961
Shionogi & Co., Ltd.	61,000	2,867,072
Shire PLC	377,975	21,557,692
Teva Pharmaceutical Industries Ltd.	280,818	15,103,475

		214,827,181

		321,710,494

Consumer Staples – 7.7%
Food & Staples Retailing – 2.3%
Alimentation Couche-Tard, Inc. – Class B	199,110	8,861,257
CP ALL PCL	1,919,500	2,496,223
Delhaize Group	490,910	51,163,009
Koninklijke Ahold NV	179,194	4,024,930
Lenta Ltd. (GDR)(a)(b)	298,880	1,880,166
Loblaw Cos., Ltd.	97,810	5,476,607
Olam International Ltd.	6,876,556	8,778,135

		82,680,327

Food Products – 0.6%
Nestle SA (REG)	85,460	6,377,088
Salmar ASA	574,350	14,071,960
Universal Robina Corp.	597,570	2,813,640

		23,262,688

Household Products – 0.5%
Reckitt Benckiser Group PLC	205,027	19,776,205

Personal Products – 0.5%
Hengan International Group Co., Ltd.	1,059,000	9,230,594
Unilever PLC	197,173	8,891,064

		18,121,658

Tobacco – 3.8%
British American Tobacco PLC	1,839,776	107,582,559
Imperial Brands PLC	415,800	23,021,697
Japan Tobacco, Inc.	120,900	5,032,176

		135,636,432

		279,477,310

Telecommunication Services – 6.9%
Diversified Telecommunication Services – 5.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	6,133,873	13,844,469
BT Group PLC	8,304,330	52,434,792

AB BLENDED STYLE FUNDS •	27

Portfolio of Investments

Company	Shares	U.S. $ Value

HKT Trust & HKT Ltd. – Class SS	8,795,000	$12,108,594
Nippon Telegraph & Telephone Corp.	2,096,100	90,546,262
Singapore Telecommunications Ltd.	3,888,300	10,967,009
Telefonica Brasil SA (Preference Shares)	1,157,903	14,568,585
Telenor ASA	323,000	5,222,605
Telstra Corp., Ltd.	1,202,740	4,908,349

		204,600,665

Wireless Telecommunication Services – 1.2%
Tower Bersama Infrastructure Tbk PT(a)	13,686,000	6,000,468
Vodafone Group PLC	11,825,452	37,577,178

		43,577,646

		248,178,311

Energy – 4.8%
Oil, Gas & Consumable Fuels – 4.8%
JX Holdings, Inc.	9,734,100	37,479,798
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,644,820	39,860,004
Royal Dutch Shell PLC – Class A	1,150,340	27,776,049
Royal Dutch Shell PLC – Class B	508,105	12,364,613
TOTAL SA	975,995	44,409,043
Tupras Turkiye Petrol Rafinerileri AS(a)	455,900	12,840,731

		174,730,238

Materials – 3.3%
Chemicals – 3.2%
Arkema SA	371,377	27,822,640
Croda International PLC	98,510	4,289,394
Essentra PLC	3,152,982	37,433,534
Givaudan SA (REG)	5,130	10,053,775
JSR Corp.	991,900	14,262,832
Koninklijke DSM NV	392,273	21,567,572

		115,429,747

Containers & Packaging – 0.1%
Amcor Ltd./Australia	345,300	3,791,761

		119,221,508

Utilities – 2.0%
Electric Utilities – 1.6%
EDP – Energias de Portugal SA	11,797,130	41,885,012
Korea Electric Power Corp.	335,470	17,573,738

		59,458,750

Independent Power and Renewable Electricity Producers – 0.4%
Huaneng Power International, Inc. – Class H	13,590,000	12,150,054
TerraForm Global, Inc. – Class A(a)	1,006,478	2,395,417

		14,545,471

		74,004,221

Total Common Stocks (cost $3,343,956,779)		3,468,035,178

28	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 1.1%
Financials – 0.5%
Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	898,750	$14,998,611
Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(a)	200,930	3,353,181

		18,351,792

Information Technology – 0.4%
IT Services – 0.4%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(a)	432,570	5,315,551
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	275,870	10,494,719

		15,810,270

Health Care – 0.2%
Pharmaceuticals – 0.2%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	510,680	6,320,869

Total Warrants (cost $33,427,352)		40,482,931

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.1%
Repurchase Agreements – 1.1%
State Street Bank & Trust Co. 0.03%, dated 3/31/16 due 4/01/16 in the amount of $39,989,573 (collateralized by $37,025,000 U.S. Treasury Notes, 3.125% due 5/15/2021, value $40,792,738) (cost $39,989,540)	$39,990	39,989,540

Total Investments – 98.2% (cost $3,417,373,671)		3,548,507,649
Other assets less liabilities – 1.8%		66,382,221

Net Assets – 100.0%		$3,614,889,870

AB BLENDED STYLE FUNDS •	29

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	10,606	USD	14,930	4/18/16	$(303,858)
Barclays Bank PLC	JPY	6,715,971	USD	59,869	4/18/16	168,762
Barclays Bank PLC	KRW	17,035,490	USD	14,027	4/18/16	(838,902)
Barclays Bank PLC	SEK	315,593	USD	37,146	4/18/16	(1,748,044)
Barclays Bank PLC	USD	8,454	CNY	56,729	4/18/16	321,760
Barclays Bank PLC	USD	15,246	GBP	10,606	4/18/16	(12,848)
Barclays Bank PLC	USD	8,641	KRW	10,416,917	4/18/16	448,940
Barclays Bank PLC	USD	14,963	KRW	17,035,490	4/18/16	(97,447)
Barclays Bank PLC	GBP	10,606	USD	15,251	7/15/16	12,012
Barclays Bank PLC	KRW	17,035,490	USD	14,926	7/15/16	92,474
BNP Paribas SA	AUD	57,813	USD	44,401	4/18/16	112,420
BNP Paribas SA	AUD	15,737	USD	11,159	4/18/16	(896,387)
BNP Paribas SA	CAD	18,662	USD	13,882	4/18/16	(487,663)
BNP Paribas SA	JPY	4,426,646	USD	39,383	4/18/16	33,120
BNP Paribas SA	USD	42,448	AUD	57,813	4/18/16	1,840,202
BNP Paribas SA	USD	14,400	CAD	18,662	4/18/16	(30,464)
BNP Paribas SA	USD	39,014	JPY	4,426,646	4/18/16	335,379
BNP Paribas SA	USD	17,046	KRW	19,914,400	4/18/16	332,251
BNP Paribas SA	CAD	18,662	USD	14,401	7/15/16	30,199
BNP Paribas SA	USD	44,225	AUD	57,813	7/15/16	(113,222)
BNP Paribas SA	USD	39,491	JPY	4,426,646	7/15/16	(33,911)
Citibank	ILS	179,079	USD	45,646	4/18/16	(2,037,506)
Citibank	USD	24,448	GBP	17,259	4/18/16	341,377
Citibank	USD	47,691	ILS	179,079	4/18/16	(7,150)
Citibank	ILS	179,079	USD	47,799	7/15/16	(2,177)
Credit Suisse International	CHF	69,596	USD	70,214	4/18/16	(2,208,848)
Credit Suisse International	EUR	27,855	USD	31,739	4/18/16	29,692
Credit Suisse International	USD	31,085	EUR	27,855	4/18/16	624,248
Credit Suisse International	USD	31,830	EUR	27,855	7/15/16	(31,544)
Deutsche Bank AG	USD	46,194	CHF	45,315	4/18/16	962,008
Goldman Sachs Bank USA	USD	17,881	GBP	12,650	4/18/16	288,124
HSBC Bank USA	CAD	107,691	USD	76,347	4/18/16	(6,574,460)
HSBC Bank USA	GBP	130,087	USD	189,450	4/18/16	2,604,389
HSBC Bank USA	HKD	290,688	USD	37,459	4/18/16	(17,150)
HSBC Bank USA	JPY	4,395,684	USD	37,659	4/18/16	(1,415,222)
HSBC Bank USA	KRW	49,582,032	USD	40,965	4/18/16	(2,301,657)
HSBC Bank USA	USD	83,095	CAD	107,691	4/18/16	(173,233)
HSBC Bank USA	USD	27,797	CNY	181,403	4/18/16	266,655
HSBC Bank USA	USD	30,931	GBP	21,589	4/18/16	77,367
HSBC Bank USA	USD	138,761	GBP	96,469	4/18/16	(201,655)
HSBC Bank USA	USD	37,478	HKD	290,688	4/18/16	(1,878)
HSBC Bank USA	USD	16,879	KRW	19,250,715	4/18/16	(80,467)
HSBC Bank USA	CAD	107,691	USD	83,098	7/15/16	171,383
HSBC Bank USA	GBP	96,469	USD	138,806	7/15/16	196,079
HSBC Bank USA	HKD	290,688	USD	37,494	7/15/16	2,208
HSBC Bank USA	KRW	19,250,715	USD	16,837	7/15/16	74,256
Morgan Stanley & Co., Inc.	EUR	69,686	USD	79,402	4/18/16	72,736
Morgan Stanley & Co., Inc.	GBP	17,880	USD	27,137	4/18/16	1,455,453
Morgan Stanley & Co., Inc.	USD	98,010	EUR	87,585	4/18/16	1,695,315
Morgan Stanley & Co., Inc.	USD	79,625	EUR	69,686	7/15/16	(73,904)
Royal Bank of Scotland PLC	EUR	30,252	USD	34,312	4/18/16	(126,273)
Royal Bank of Scotland PLC	SEK	806,396	USD	99,558	4/18/16	177,250
Royal Bank of Scotland PLC	TWD	423,899	USD	12,638	4/18/16	(548,262)
Royal Bank of Scotland PLC	USD	34,211	CHF	33,221	4/18/16	358,935

30	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	132,128	SEK	1,121,989	4/18/16	$6,146,339
Royal Bank of Scotland PLC	USD	13,184	TWD	423,899	4/18/16	1,728
Royal Bank of Scotland PLC	TWD	423,899	USD	13,178	7/15/16	(9,245)
Royal Bank of Scotland PLC	USD	99,892	SEK	806,396	7/15/16	(187,664)
Societe Generale	HKD	562,181	USD	72,436	4/18/16	(41,383)
Societe Generale	USD	59,273	HKD	459,704	4/18/16	(6,791)
Societe Generale	USD	28,769	JPY	3,475,534	4/18/16	2,126,283
Societe Generale	HKD	459,704	USD	59,296	7/15/16	5,786
Standard Chartered Bank	AUD	89,927	USD	69,118	4/18/16	228,374
Standard Chartered Bank	CNY	405,523	USD	60,104	4/18/16	(2,631,503)
Standard Chartered Bank	JPY	19,248,451	USD	171,250	4/18/16	144,018
Standard Chartered Bank	USD	73,776	AUD	105,664	4/18/16	7,169,287
Standard Chartered Bank	USD	25,912	CNY	167,391	4/18/16	(16,000)
Standard Chartered Bank	USD	229,232	JPY	26,884,572	4/18/16	9,753,158
Standard Chartered Bank	CNY	167,391	USD	25,758	7/15/16	8,926
Standard Chartered Bank	USD	68,846	AUD	89,927	7/15/16	(230,520)
Standard Chartered Bank	USD	171,725	JPY	19,248,451	7/15/16	(152,054)
State Street Bank & Trust Co.	USD	19,269	EUR	17,664	4/18/16	839,005
State Street Bank & Trust Co.	USD	13,193	HKD	102,477	4/18/16	18,797
UBS AG	CHF	36,509	USD	37,410	4/18/16	(581,634)
UBS AG	EUR	44,336	USD	48,375	4/18/16	(2,096,724)
UBS AG	USD	27,311	CHF	27,569	4/18/16	1,378,148
UBS AG	USD	42,055	EUR	39,025	4/18/16	2,370,211

						$16,997,404

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $57,392,899 or 1.6% of net assets.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
REG	– Registered Shares

See notes to financial statements.

AB BLENDED STYLE FUNDS •	31

Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.1%
Financials – 20.0%
Banks – 9.1%
Australia & New Zealand Banking Group Ltd.	90,270	$1,618,221
Bank Hapoalim BM	1,060,926	5,507,079
Bank of Queensland Ltd.	1,860,516	17,250,286
BOC Hong Kong Holdings Ltd.	1,988,500	5,940,113
CYBG PLC(a)	583,814	1,748,278
Danske Bank A/S	802,800	22,655,385
Hang Seng Bank Ltd.	376,000	6,667,492
ING Groep NV	1,547,770	18,521,871
KB Financial Group, Inc.	159,290	4,423,038
Mitsubishi UFJ Financial Group, Inc.	6,776,800	31,401,013
OTP Bank PLC	222,821	5,590,034
Resona Holdings, Inc.	717,300	2,557,556
Royal Bank of Canada	55,020	3,170,084
Seven Bank Ltd.	1,382,000	5,898,478
Sumitomo Mitsui Financial Group, Inc.	81,000	2,458,970
UniCredit SpA	1,407,720	5,074,819

		140,482,717

Capital Markets – 2.7%
Amundi SA(a)(b)	114,639	5,448,567
Azimut Holding SpA	300,590	6,912,705
Credit Suisse Group AG (REG)(a)	258,836	3,655,267
Partners Group Holding AG	31,657	12,718,155
UBS Group AG	826,803	13,299,980

		42,034,674

Diversified Financial Services – 1.4%
Challenger Ltd./Australia	1,114,109	7,149,575
Euronext NV(b)	109,360	4,535,693
GRENKELEASING AG	22,913	4,865,064
IG Group Holdings PLC	498,040	5,712,897

		22,263,229

Insurance – 6.0%
Admiral Group PLC	350,688	9,963,432
AIA Group Ltd.	2,536,000	14,414,672
Direct Line Insurance Group PLC	611,778	3,244,991
Dongbu Insurance Co., Ltd.	39,070	2,598,476
Euler Hermes Group	63,729	5,775,271
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	66,150	13,424,757
NN Group NV	566,974	18,508,673
Prudential PLC	730,090	13,585,842
Sampo Oyj – Class A	60,880	2,883,546
T&D Holdings, Inc.	133,800	1,249,831
Zurich Insurance Group AG(a)	28,260	6,553,813

		92,203,304

32	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.8%
Ayala Land, Inc.	2,586,600	$1,979,417
Global Logistic Properties Ltd.	6,764,833	9,648,413

		11,627,830

		308,611,754

Consumer Discretionary – 16.9%
Auto Components – 3.3%
Continental AG	42,990	9,750,555
Hankook Tire Co., Ltd.	174,670	8,308,384
Magna International, Inc. (New York) – Class A	236,200	10,147,152
Plastic Omnium SA	147,976	5,082,166
Sumitomo Electric Industries Ltd.	805,600	9,768,646
Valeo SA	45,952	7,145,464

		50,202,367

Automobiles – 2.6%
Fuji Heavy Industries Ltd.	93,500	3,301,788
Honda Motor Co., Ltd.	503,400	13,763,505
Peugeot SA(a)	812,870	13,906,592
Tata Motors Ltd. (Sponsored ADR)(a)	269,400	7,826,070
Toyota Motor Corp.	37,500	1,988,827

		40,786,782

Diversified Consumer Services – 0.2%
TAL Education Group (ADR)(a)	62,001	3,080,210

Hotels, Restaurants & Leisure – 1.9%
Aristocrat Leisure Ltd.	526,480	4,153,143
Domino’s Pizza Group PLC	115,310	1,668,645
Melco International Development Ltd.	1,635,000	2,280,228
Merlin Entertainments PLC(b)	397,605	2,643,463
Star Entertainment Grp Ltd. (The)	516,210	2,245,057
Tatts Group Ltd.	3,307,435	9,582,502
William Hill PLC	446,890	2,090,859
Yum! Brands, Inc.	47,630	3,898,515

		28,562,412

Household Durables – 0.2%
Berkeley Group Holdings PLC	61,880	2,853,217

Internet & Catalog Retail – 0.3%
Ctrip.com International Ltd. (ADR)(a)	52,600	2,328,076
Vipshop Holdings Ltd. (ADR)(a)	144,460	1,860,645

		4,188,721

Leisure Products – 0.5%
Bandai Namco Holdings, Inc.	346,800	7,559,684

Media – 5.2%
Altice NV–Class A(a)	439,750	7,811,368
CTS Eventim AG & Co. KGaA	361,592	12,821,552

AB BLENDED STYLE FUNDS •	33

Portfolio of Investments

Company	Shares	U.S. $ Value

Liberty Global PLC – Class A(a)	26,215	$1,009,277
Liberty Global PLC – Series C(a)	356,837	13,402,798
Naspers Ltd. – Class N	55,211	7,696,400
RELX PLC	215,910	4,005,358
Sky PLC	111,370	1,636,531
Thomson Reuters Corp.	131,010	5,307,986
Vivendi SA	618,955	12,971,398
Wolters Kluwer NV	190,750	7,602,823
WPP PLC	287,340	6,687,980

		80,953,471

Multiline Retail – 0.9%
B&M European Value Retail SA	3,351,210	12,774,160
Poundland Group PLC	829,860	1,857,372

		14,631,532

Specialty Retail – 0.2%
Card Factory PLC	202,770	952,316
L’Occitane International SA	123,250	220,365
Sports Direct International PLC(a)	185,720	1,007,400
WH Smith PLC	58,270	1,517,883

		3,697,964

Textiles, Apparel & Luxury Goods – 1.6%
Cie Financiere Richemont SA	100,157	6,615,413
HUGO BOSS AG	112,684	7,366,612
Pacific Textiles Holdings Ltd.	1,735,000	2,509,307
Samsonite International SA	2,424,400	8,120,670

		24,612,002

		261,128,362

Industrials – 13.4%
Aerospace & Defense – 1.4%
Airbus Group SE	164,867	10,923,662
QinetiQ Group PLC	1,165,700	3,811,794
Zodiac Aerospace	377,048	7,529,975

		22,265,431

Air Freight & Logistics – 0.1%
bpost SA	89,620	2,487,128

Airlines – 3.2%
International Consolidated Airlines Group SA	1,720,190	13,641,042
Japan Airlines Co., Ltd.	482,000	17,670,101
Qantas Airways Ltd.(a)	3,051,926	9,526,149
Ryanair Holdings PLC (Sponsored ADR)	101,324	8,695,626

		49,532,918

34	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 1.6%
Babcock International Group PLC	948,569	$12,917,016
Berendsen PLC	126,752	2,186,290
Regus PLC	1,908,865	8,664,187
Rentokil Initial PLC	755,380	1,915,534

		25,683,027

Industrial Conglomerates – 0.7%
Rheinmetall AG	132,950	10,601,178

Machinery – 2.4%
Hoshizaki Electric Co., Ltd.	142,200	11,860,999
IHI Corp.	3,326,000	7,040,122
JTEKT Corp.	1,049,300	13,616,126
KION Group AG	70,250	4,086,980

		36,604,227

Professional Services – 2.5%
Bureau Veritas SA	511,470	11,371,719
Capita PLC	711,446	10,621,597
Experian PLC	340,960	6,085,950
Teleperformance	113,563	9,974,618

		38,053,884

Road & Rail – 0.9%
Central Japan Railway Co.	77,200	13,652,918

Trading Companies & Distributors – 0.6%
Brenntag AG	113,580	6,472,099
Bunzl PLC	87,300	2,532,288

		9,004,387

		207,885,098

Information Technology – 11.0%
Communications Equipment – 0.2%
VTech Holdings Ltd.	247,000	2,931,987

Electronic Equipment, Instruments & Components – 0.1%
PAX Global Technology Ltd.	869,000	869,272

Internet Software & Services – 0.7%
Baidu, Inc. (Sponsored ADR)(a)	28,950	5,525,976
Moneysupermarket.com Group PLC	817,730	3,727,003
Tencent Holdings Ltd.	121,100	2,477,375

		11,730,354

IT Services – 1.8%
Amadeus IT Holding SA – Class A	221,140	9,456,806
CGI Group, Inc. – Class A(a)	47,210	2,256,265
Obic Co., Ltd.	74,000	3,911,916

AB BLENDED STYLE FUNDS •	35

Portfolio of Investments

Company	Shares	U.S. $ Value

SCSK Corp.	97,600	$3,815,165
Wirecard AG	93,900	3,548,280
Worldpay Group PLC(a)(b)	1,215,278	4,787,901

		27,776,333

Semiconductors & Semiconductor Equipment – 3.7%
ARM Holdings PLC	236,640	3,445,782
ASML Holding NV	129,250	13,006,996
Infineon Technologies AG	749,830	10,631,333
Novatek Microelectronics Corp.	1,680,000	6,762,733
SCREEN Holdings Co., Ltd.	1,925,000	15,201,427
Sumco Corp.	1,289,900	8,098,799

		57,147,070

Software – 4.1%
Check Point Software Technologies Ltd.(a)	33,230	2,906,628
Constellation Software, Inc./Canada	49,350	20,206,996
Dassault Systemes	118,390	9,380,217
NICE-Systems Ltd.	81,483	5,295,850
Nintendo Co., Ltd.	60,400	8,585,748
Oracle Corp. Japan	188,000	10,543,486
Sage Group PLC (The)	181,460	1,636,116
SAP SE	61,501	4,948,884

		63,503,925

Technology Hardware, Storage & Peripherals – 0.4%
Samsung Electronics Co., Ltd.	2,410	2,765,731
Samsung Electronics Co., Ltd. (GDR) (London)(b)	5,210	2,963,514

		5,729,245

		169,688,186

Health Care – 9.0%
Biotechnology – 0.4%
CSL Ltd.	68,260	5,304,581

Health Care Equipment & Supplies – 0.7%
Essilor International SA	35,990	4,434,532
Sartorius AG (Preference Shares)	24,355	6,193,931

		10,628,463

Health Care Providers & Services – 0.8%
Ramsay Health Care Ltd.	201,750	9,472,658
Sonic Healthcare Ltd.	229,860	3,296,596

		12,769,254

Life Sciences Tools & Services – 1.1%
Eurofins Scientific SE	45,468	16,646,733

36	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 6.0%
Aspen Pharmacare Holdings Ltd.(a)	37,910	$820,876
GlaxoSmithKline PLC	653,889	13,236,827
Novartis AG (REG)	53,260	3,853,461
Novo Nordisk A/S – Class B	146,487	7,932,792
Ono Pharmaceutical Co., Ltd.	49,500	2,093,980
Recordati SpA	326,661	8,171,015
Roche Holding AG	146,160	35,888,167
Sanofi	47,930	3,853,367
Shionogi & Co., Ltd.	23,300	1,095,128
Shire PLC	161,200	9,193,994
Teva Pharmaceutical Industries Ltd.	128,231	6,896,758

		93,036,365

		138,385,396

Consumer Staples – 7.7%
Food & Staples Retailing – 2.3%
Alimentation Couche-Tard, Inc. – Class B	90,218	4,015,092
Axfood AB	43,486	803,486
CP ALL PCL	784,200	1,019,817
Delhaize Group	207,970	21,674,789
Koninklijke Ahold NV	74,595	1,675,500
Lenta Ltd. (GDR)(a)(b)	121,760	765,956
Loblaw Cos., Ltd.	39,550	2,214,496
Olam International Ltd.	2,856,884	3,646,900

		35,816,036

Food Products – 0.6%
Nestle SA (REG)	34,900	2,604,264
Salmar ASA	235,092	5,759,911
Universal Robina Corp.	272,330	1,282,258

		9,646,433

Household Products – 0.5%
Reckitt Benckiser Group PLC	83,263	8,031,265

Personal Products – 0.5%
Hengan International Group Co., Ltd.	432,000	3,765,455
Unilever PLC	83,530	3,766,593

		7,532,048

Tobacco – 3.8%
British American Tobacco PLC	783,228	45,799,963
Imperial Brands PLC	177,310	9,817,165
Japan Tobacco, Inc.	53,400	2,222,648

		57,839,776

		118,865,558

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 5.8%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,615,690	5,903,748
BT Group PLC	3,518,080	22,213,688

AB BLENDED STYLE FUNDS •	37

Portfolio of Investments

Company	Shares	U.S. $ Value

HKT Trust & HKT Ltd. – Class SS	3,997,000	$5,502,905
Nippon Telegraph & Telephone Corp.	891,700	38,519,203
Singapore Telecommunications Ltd.	1,845,400	5,204,039
Telefonica Brasil SA (Preference Shares)	534,400	6,723,751
Telenor ASA	137,870	2,229,228
Telstra Corp., Ltd.	653,470	2,666,793

		88,963,355

Wireless Telecommunication Services – 1.2%
Tower Bersama Infrastructure Tbk PT(a)	5,654,500	2,479,150
Vodafone Group PLC	5,250,639	16,684,707

		19,163,857

		108,127,212

Energy – 4.8%
Oil, Gas & Consumable Fuels – 4.8%
JX Holdings, Inc.	4,123,800	15,878,118
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	905,608	21,946,194
Royal Dutch Shell PLC – Class A	424,206	10,242,856
Royal Dutch Shell PLC – Class B	77,430	1,884,241
TOTAL SA	416,953	18,971,904
Tupras Turkiye Petrol Rafinerileri AS(a)	185,860	5,234,872

		74,158,185

Materials – 3.3%
Chemicals – 3.2%
Arkema SA	164,649	12,335,093
Croda International PLC	39,880	1,736,484
Essentra PLC	1,335,744	15,858,517
Givaudan SA (REG)	2,150	4,213,570
JSR Corp.	433,500	6,233,428
Koninklijke DSM NV	166,185	9,137,022

		49,514,114

Containers & Packaging – 0.1%
Amcor Ltd./Australia	143,740	1,578,418

		51,092,532

Utilities – 2.0%
Electric Utilities – 1.6%
EDP – Energias de Portugal SA	5,395,670	19,157,007
Korea Electric Power Corp.	100,660	5,273,117

		24,430,124

Independent Power and Renewable Electricity Producers – 0.4%
Huaneng Power International, Inc. – Class H	5,450,000	4,872,538
TerraForm Global, Inc. – Class A(a)	525,324	1,250,271

		6,122,809

		30,552,933

Total Common Stocks (cost $1,439,489,912)		1,468,495,216

38	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 1.1%
Financials – 0.5%
Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	362,170	$6,044,002
Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(a)	104,660	1,746,598

		7,790,600

Information Technology – 0.4%
IT Services – 0.4%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(a)	181,620	2,231,802
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	114,574	4,358,654

		6,590,456

Health Care – 0.2%
Pharmaceuticals – 0.2%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	210,770	2,608,776

Total Warrants (cost $14,037,182)		16,989,832

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 3.3%
Repurchase Agreements – 3.3%
State Street Bank & Trust Co. 0.03%, dated 3/31/16 due 4/01/16 in the amount of $51,226,444 (collateralized by $47,430,000 U.S. Treasury Notes, 3.125% due 5/15/2021, value $52,256,572) (cost $51,226,401)	$51,226	51,226,401

Total Investments – 99.5% (cost $1,504,753,495)		1,536,711,449
Other assets less liabilities – 0.5%		8,211,947

Net Assets – 100.0%		$1,544,923,396

AB BLENDED STYLE FUNDS •	39

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	SEK	327,477	USD	40,495	6/17/16	$50,031
Bank of America, NA	USD	38,780	SEK	327,477	6/17/16	1,665,304
Bank of America, NA	USD	40,495	SEK	327,477	6/17/16	(50,032)
Barclays Bank PLC	AUD	35,869	USD	27,487	6/17/16	84,235
Barclays Bank PLC	JPY	1,025,021	USD	9,138	6/17/16	11,255
Barclays Bank PLC	KRW	10,742,123	USD	9,419	6/17/16	59,792
Barclays Bank PLC	KRW	15,858,652	USD	13,084	6/17/16	(733,721)
Barclays Bank PLC	TWD	163,671	USD	5,092	6/17/16	713
Barclays Bank PLC	TWD	163,671	USD	4,973	6/17/16	(119,191)
Barclays Bank PLC	USD	26,579	AUD	35,869	6/17/16	823,035
Barclays Bank PLC	USD	27,487	AUD	35,869	6/17/16	(84,235)
Barclays Bank PLC	USD	9,419	KRW	10,742,123	6/17/16	(59,792)
Barclays Bank PLC	USD	5,092	TWD	163,671	6/17/16	(713)
BNP Paribas SA	AUD	26,092	USD	19,984	6/17/16	50,342
BNP Paribas SA	CAD	11,943	USD	9,216	6/17/16	19,557
BNP Paribas SA	CAD	11,943	USD	8,885	6/17/16	(311,588)
BNP Paribas SA	JPY	1,200,816	USD	10,699	6/17/16	6,890
BNP Paribas SA	USD	19,106	AUD	26,092	6/17/16	827,648
BNP Paribas SA	USD	19,984	AUD	26,092	6/17/16	(50,342)
BNP Paribas SA	USD	9,216	CAD	11,943	6/17/16	(19,557)
BNP Paribas SA	USD	19,654	JPY	2,225,837	6/17/16	165,370
BNP Paribas SA	USD	10,699	JPY	1,200,816	6/17/16	(6,890)
Citibank	GBP	6,115	USD	8,542	6/17/16	(242,829)
Citibank	USD	8,596	GBP	6,067	6/17/16	119,862
Credit Suisse International	USD	14,721	EUR	13,167	6/17/16	295,256
Goldman Sachs Bank USA	JPY	8,363,614	USD	74,553	6/17/16	82,466
Goldman Sachs Bank USA	USD	8,375	GBP	5,924	6/17/16	135,443
Goldman Sachs Bank USA	USD	149,142	JPY	16,727,228	6/17/16	(200,903)
HSBC Bank USA	HKD	132,021	USD	17,029	6/17/16	2,613
HSBC Bank USA	HKD	132,021	USD	17,016	6/17/16	(9,985)
HSBC Bank USA	ILS	34,526	USD	9,049	6/17/16	(158,297)
HSBC Bank USA	USD	17,029	HKD	132,021	6/17/16	(2,613)
HSBC Bank USA	USD	4,603	ILS	17,263	6/17/16	819
Morgan Stanley & Co., Inc.	EUR	33,328	USD	38,043	6/17/16	33,646
Morgan Stanley & Co., Inc.	ILS	56,305	USD	15,029	6/17/16	13,936
Morgan Stanley & Co., Inc.	ILS	56,305	USD	14,441	6/17/16	(574,416)
Morgan Stanley & Co., Inc.	USD	51,621	EUR	45,973	6/17/16	809,941
Morgan Stanley & Co., Inc.	USD	38,043	EUR	33,328	6/17/16	(33,646)
Morgan Stanley & Co., Inc.	USD	15,029	ILS	56,305	6/17/16	(13,936)
Royal Bank of Scotland PLC	HKD	202,323	USD	26,098	6/17/16	5,094
Royal Bank of Scotland PLC	HKD	202,323	USD	26,091	6/17/16	(1,044)
Royal Bank of Scotland PLC	KRW	7,268,039	USD	5,977	6/17/16	(355,496)
Royal Bank of Scotland PLC	USD	14,624	CHF	14,157	6/17/16	146,976
Royal Bank of Scotland PLC	USD	26,098	HKD	202,323	6/17/16	(5,094)
Standard Chartered Bank	CNY	68,574	USD	10,573	6/17/16	3,961
Standard Chartered Bank	CNY	141,212	USD	21,482	6/17/16	(281,648)
Standard Chartered Bank	GBP	43,024	USD	61,935	6/17/16	127,052
Standard Chartered Bank	GBP	48,900	USD	69,484	6/17/16	(764,866)
Standard Chartered Bank	USD	11,080	CNY	72,638	6/17/16	114,536
Standard Chartered Bank	USD	10,573	CNY	68,574	6/17/16	(3,961)
Standard Chartered Bank	USD	61,935	GBP	43,024	6/17/16	(127,052)
Standard Chartered Bank	USD	10,580	KRW	12,384,568	6/17/16	210,760
State Street Bank & Trust Co.	CAD	40,981	USD	31,630	6/17/16	73,502
State Street Bank & Trust Co.	CAD	40,981	USD	30,605	6/17/16	(951,309)

40	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	8,941	USD	10,098	6/17/16	$(98,676)
State Street Bank & Trust Co.	JPY	1,178,041	USD	10,499	6/17/16	9,669
State Street Bank & Trust Co.	USD	31,630	CAD	40,981	6/17/16	(73,502)
State Street Bank & Trust Co.	USD	10,455	JPY	1,178,041	6/17/16	34,664
State Street Bank & Trust Co.	USD	10,499	JPY	1,178,041	6/17/16	(9,669)
UBS AG	CHF	15,128	USD	15,541	6/17/16	(243,723)
UBS AG	EUR	16,871	USD	18,535	6/17/16	(705,796)
UBS AG	SEK	28,912	USD	3,576	6/17/16	4,886
UBS AG	USD	983	CHF	971	6/17/16	30,584
UBS AG	USD	3,489	SEK	28,912	6/17/16	81,920
UBS AG	USD	3,576	SEK	28,912	6/17/16	(4,886)

						$(197,650)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $27,189,096 or 1.8% of net assets.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REG – Registered Shares

See notes to financial statements.

AB BLENDED STYLE FUNDS •	41

Portfolio of Investments

EMERGING MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 25.3%
Banks – 11.9%
Axis Bank Ltd.	1,352,540	$9,096,277
Banco Davivienda SA (Preference Shares)	803,174	7,355,823
Banco Macro SA (ADR)	46,210	2,979,159
Bangkok Bank PCL (NVDR)	996,700	5,095,079
Bank Mandiri Persero Tbk PT	16,170,000	12,554,592
Bank of Baroda	2,569,300	5,697,402
Bank of China Ltd. – Class H	15,043,000	6,245,344
China CITIC Bank Corp. Ltd. – Class H(a)	10,007,000	6,146,686
China Development Financial Holding Corp.	8,625,000	2,304,304
Chongqing Rural Commercial Bank Co., Ltd. – Class H	8,797,000	4,656,967
Credicorp Ltd.	65,943	8,639,193
HDFC Bank Ltd.	733,237	13,951,129
Kasikornbank PCL	597,700	2,973,209
Kasikornbank PCL (NVDR)	578,700	2,841,652
KB Financial Group, Inc.	868,507	24,116,013
OTP Bank PLC	482,700	12,109,763
Punjab National Bank	1,862,415	2,386,256
Sberbank of Russia PJSC (Sponsored ADR)	434,571	3,015,923
Shinhan Financial Group Co., Ltd.	375,750	13,226,337
State Bank of India	769,930	2,254,617
Union Bank of India	762,870	1,509,399

		149,155,124

Consumer Finance – 1.1%
Gentera SAB de CV	1,527,310	3,014,460
Muthoot Finance Ltd.	455,321	1,229,011
Samsung Card Co., Ltd.	145,950	4,806,761
Shriram Transport Finance Co., Ltd.	286,687	4,150,449

		13,200,681

Diversified Financial Services – 1.8%
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	1,884,500	8,060,743
Haci Omer Sabanci Holding AS	2,407,260	8,328,965
Power Finance Corp. Ltd.	1,044,580	2,698,891
Premium Leisure Corp.	158,838,000	3,101,479

		22,190,078

Insurance – 3.8%
AIA Group Ltd.	3,829,600	21,767,519
Dongbu Insurance Co., Ltd.	150,200	9,989,532
Hyundai Marine & Fire Insurance Co., Ltd.	126,440	3,672,642
PICC Property & Casualty Co., Ltd. – Class H	3,966,000	7,312,734
Ping An Insurance Group Co. of China Ltd. – Class H	1,047,000	5,031,088

		47,773,515

42	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs) – 0.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,131,660	$3,187,170

Real Estate Management & Development – 4.6%
Aldar Properties PJSC	3,406,337	2,548,991
Ayala Land, Inc.	14,500,700	11,096,782
China Overseas Land & Investment Ltd.	4,200,000	13,302,118
China Resources Land Ltd.	654,000	1,674,529
CIFI Holdings Group Co., Ltd.	26,640,000	6,366,134
Emaar Properties PJSC	235,951	386,805
Global Logistic Properties Ltd.	10,197,000	14,543,577
Huaku Development Co., Ltd.	627,000	1,159,205
Kaisa Group Holdings Ltd.(a)(b)(c)	4,618,000	464,339
Parque Arauco SA	1,801,840	3,307,811
SM Prime Holdings, Inc.	6,282,500	2,996,619

		57,846,910

Thrifts & Mortgage Finance – 1.8%
Housing Development Finance Corp., Ltd.	1,184,342	19,788,261
LIC Housing Finance Ltd.	401,195	2,974,292

		22,762,553

		316,116,031

Information Technology – 20.4%
Communications Equipment – 0.3%
BYD Electronic International Co., Ltd.(a)	6,099,000	3,532,239

Electronic Equipment, Instruments & Components – 1.8%
China Railway Signal & Communication Corp., Ltd. – Class H(a)(d)	7,525,600	4,213,875
Ju Teng International Holdings Ltd.	1,006,000	519,082
Largan Precision Co., Ltd.	147,000	11,393,840
PAX Global Technology Ltd.	5,670,000	5,671,778

		21,798,575

Internet Software & Services – 4.9%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	37,880	2,993,657
Baidu, Inc. (Sponsored ADR)(a)	91,226	17,413,219
Just Dial Ltd.	202,068	2,352,329
NAVER Corp.	11,300	6,297,148
Tencent Holdings Ltd.	1,351,200	27,641,856
Yandex NV – Class A(a)	305,610	4,681,945

		61,380,154

AB BLENDED STYLE FUNDS •	43

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 2.8%
HCL Technologies Ltd.	958,859	$11,774,680
QIWI PLC (Sponsored ADR)	335,068	4,855,135
Tata Consultancy Services Ltd.	494,437	18,888,358

		35,518,173

Semiconductors & Semiconductor Equipment – 7.8%
Advanced Semiconductor Engineering, Inc.	10,010,794	11,595,728
Advanced Semiconductor Engineering, Inc. (ADR)	928,870	5,433,890
Chipbond Technology Corp.	4,832,000	7,804,712
Hua Hong Semiconductor Ltd.(a)(d)	4,067,000	4,068,347
King Yuan Electronics Co., Ltd.	2,421,000	2,149,727
Kinsus Interconnect Technology Corp.	2,442,000	5,422,833
Novatek Microelectronics Corp.	2,358,000	9,491,979
Radiant Opto-Electronics Corp.	967,000	1,874,144
Taiwan Semiconductor Manufacturing Co., Ltd.	10,063,120	50,193,154

		98,034,514

Technology Hardware, Storage & Peripherals – 2.8%
Samsung Electronics Co., Ltd.	25,881	29,701,203
Samsung Electronics Co., Ltd. (Preference Shares)	5,980	5,789,709

		35,490,912

		255,754,567

Consumer Discretionary – 15.2%
Auto Components – 1.3%
Hankook Tire Co., Ltd.	347,280	16,518,782

Automobiles – 3.1%
Chongqing Changan Automobile Co., Ltd. – Class B	3,564,996	6,665,660
Dongfeng Motor Group Co., Ltd. – Class H	6,780,000	8,470,268
Kia Motors Corp.	159,750	6,748,000
Tata Motors Ltd.(a)	1,524,024	8,930,357
Tata Motors Ltd. – Class A(a)	1,639,603	7,273,111

		38,087,396

Diversified Consumer Services – 1.7%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	407,883	14,108,673
TAL Education Group (ADR)(a)	151,817	7,542,269

		21,650,942

Hotels, Restaurants & Leisure – 2.1%
IMAX China Holding, Inc.(a)(d)	954,700	5,748,553
Melco International Development Ltd.	4,030,000	5,620,378
NagaCorp Ltd.	3,566,000	2,275,947
Yum! Brands, Inc.	156,230	12,787,425

		26,432,303

44	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.8%
Even Construtora e Incorporadora SA	1,181,800	$1,367,288
Skyworth Digital Holdings Ltd.	13,765,373	8,533,534

		9,900,822

Internet & Catalog Retail – 1.9%
Ctrip.com International Ltd. (ADR)(a)	146,540	6,485,860
JD.com, Inc. (ADR)(a)	269,846	7,150,919
Vipshop Holdings Ltd. (ADR)(a)	758,370	9,767,806

		23,404,585

Media – 2.6%
Naspers Ltd. – Class N	225,973	31,500,580
Surya Citra Media Tbk PT	6,626,000	1,567,391

		33,067,971

Multiline Retail – 0.5%
Lotte Shopping Co., Ltd.	27,042	5,939,105

Textiles, Apparel & Luxury Goods – 1.2%
Cie Financiere Richemont SA (Johannesburg)	728,343	4,806,637
Titan Co., Ltd.	889,714	4,562,594
Yue Yuen Industrial Holdings Ltd.	1,612,500	5,554,222

		14,923,453

		189,925,359

Consumer Staples – 12.7%
Food & Staples Retailing – 5.2%
7-Eleven Malaysia Holdings Bhd	4,717,509	1,692,814
Bizim Toptan Satis Magazalari AS	62,871	363,478
CP ALL PCL	12,869,800	16,736,593
Lenta Ltd. (GDR)(a)(d)	2,338,743	14,712,340
Magnit PJSC (Sponsored GDR)(d)	380,340	15,180,580
Olam International Ltd.	3,694,581	4,716,246
X5 Retail Group NV (GDR)(a)(d)	539,726	11,434,996

		64,837,047

Food Products – 3.4%
First Resources Ltd.	2,153,100	3,230,676
Gruma SAB de CV – Class B	301,885	4,787,449
Grupo Lala SAB de CV	1,200,120	3,261,975
JBS SA	2,456,400	7,480,589
MHP SA (GDR)(d)	178,090	1,513,765
Universal Robina Corp.	2,254,850	10,616,894
WH Group Ltd.(a)(d)	16,460,000	11,904,047

		42,795,395

Personal Products – 2.2%
Amorepacific Corp.	9,220	3,116,063
AMOREPACIFIC Group	36,095	4,623,072
Hengan International Group Co., Ltd.	1,334,000	11,627,585
LG Household & Health Care Ltd.	6,510	5,382,843
Unilever PLC	68,290	3,079,381

		27,828,944

AB BLENDED STYLE FUNDS •	45

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.9%
British American Tobacco PLC	161,100	$9,420,468
Gudang Garam Tbk PT	978,000	4,814,274
ITC Ltd.	1,874,593	9,266,662

		23,501,404

		158,962,790

Materials – 5.3%
Chemicals – 3.3%
LG Chem Ltd.	52,360	15,026,845
Lotte Chemical Corp.	72,840	21,784,274
Sinopec Shanghai Petrochemical Co., Ltd. – Class H(a)	9,646,000	4,896,456

		41,707,575

Construction Materials – 0.5%
Cemex Latam Holdings SA(a)	500,044	2,149,824
Grasim Industries Ltd. (GDR)(d)	60,854	3,528,510

		5,678,334

Metals & Mining – 1.0%
Novolipetsk Steel (GDR)(d)	777,780	9,712,965
Real Gold Mining Ltd.(a)(b)(c)	1,788,000	– 0	–^
Severstal PAO (GDR)(d)	285,640	3,017,747

		12,730,712

Paper & Forest Products – 0.5%
China Forestry Holdings Co., Ltd.(a)(b)(c)	6,430,000	1
Nine Dragons Paper Holdings Ltd.	7,658,000	5,772,273

		5,772,274

		65,888,895

Energy – 4.7%
Oil, Gas & Consumable Fuels – 4.7%
Cosan SA Industria e Comercio	867,900	7,576,761
Gazprom PAO (Sponsored ADR)	906,562	3,907,282
KazMunaiGas Exploration Production JSC (GDR)(d)	220,704	1,644,245
LUKOIL PJSC (Sponsored ADR)	440,640	16,927,186
Novatek OAO (Sponsored GDR)(d)	102,390	9,179,438
Petronet LNG Ltd.	1,078,378	4,072,472
Tatneft PAO (Sponsored ADR)	203,037	6,590,581
Tupras Turkiye Petrol Rafinerileri AS(a)	115,800	3,261,585
YPF SA (Sponsored ADR)	312,241	5,582,869

		58,742,419

Industrials – 4.7%
Airlines – 0.1%
Air Arabia PJSC	4,170,300	1,396,921

Construction & Engineering – 2.6%
China Machinery Engineering Corp. – Class H	3,687,000	2,580,529
China Railway Group Ltd. – Class H	8,436,000	6,387,059

46	• AB BLENDED STYLE FUNDS

Portfolio of Investments

Company	Shares	U.S. $ Value

Daelim Industrial Co., Ltd.	146,730	$11,669,150
Hyundai Engineering & Construction Co., Ltd.	128,050	4,722,569
IRB Infrastructure Developers Ltd.	2,159,534	7,611,984

		32,971,291

Industrial Conglomerates – 0.9%
Bidvest Group Ltd. (The)	239,898	6,054,080
SM Investments Corp.	264,037	5,442,254

		11,496,334

Professional Services – 0.4%
51job, Inc. (ADR)(a)	143,046	4,437,287

Road & Rail–0.7%
CAR, Inc.(a)	5,599,000	6,573,302
Globaltrans Investment PLC (Sponsored GDR)(a)(d)	358,272	1,549,526

		8,122,828

		58,424,661

Health Care – 4.0%
Health Care Equipment & Supplies – 0.2%
Ginko International Co., Ltd.	295,000	2,942,498

Health Care Providers & Services – 0.7%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	4,190,600	8,329,279

Pharmaceuticals – 3.1%
Aspen Pharmacare Holdings Ltd.(a)	902,650	19,545,340
Sun Pharmaceutical Industries Ltd.	1,587,303	19,794,276
Torrent Pharmaceuticals Ltd.	1,497	30,168

		39,369,784

		50,641,561

Telecommunication Services – 3.0%
Diversified Telecommunication Services – 2.1%
China Unicom Hong Kong Ltd.	2,772,000	3,650,789
Chunghwa Telecom Co., Ltd.	1,834,000	6,240,520
Chunghwa Telecom Co., Ltd. (Sponsored ADR)	84,220	2,843,267
Telefonica Brasil SA (Preference Shares)	908,768	11,434,001
Telesites SAB de CV(a)	4,918,350	2,775,568

		26,944,145

Wireless Telecommunication Services – 0.9%
Tower Bersama Infrastructure Tbk PT(a)	25,340,000	11,110,030

		38,054,175

Utilities – 2.3%
Electric Utilities – 0.8%
Korea Electric Power Corp.	196,830	10,311,023

AB BLENDED STYLE FUNDS •	47

Portfolio of Investments

Company	Shares	U.S. $ Value

Independent Power and Renewable Electricity Producers – 0.9%
Huadian Power International Corp., Ltd. – Class H	13,362,000	$8,474,011
NTPC Ltd.	1,425,428	2,764,917

		11,238,928

Water Utilities – 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	770,800	5,140,596
Cia de Saneamento de Minas Gerais-COPASA	415,400	2,160,382

		7,300,978

		28,850,929

Total Common Stocks (cost $1,266,263,679)		1,221,361,387

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.0%
Repurchase Agreements – 1.0%
State Street Bank & Trust Co. 0.03%, dated 3/31/16 due 4/01/16 in the amount $12,852,057 (collateralized by $11,900,000 U.S. Treasury Notes, 3.125% due 5/15/21, value $13,110,968) (cost $12,852,046)	$12,852	12,852,046

Total Investments – 98.6% (cost $1,279,115,725)		1,234,213,433
Other assets less liabilities – 1.4%		17,285,011

Net Assets – 100.0%		$1,251,498,444

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

(c)	Illiquid security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $97,408,934 or 7.8% of net assets.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

48	• AB BLENDED STYLE FUNDS

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2016 (unaudited)

	Tax-Managed International Portfolio		International Portfolio	Emerging Markets Portfolio
Assets
Investments in securities, at value	$3,548,507,649		$1,536,711,449	$1,234,213,433
Foreign currencies, at value(a)	28,827,187		7,219,802	7,986,930
Cash collateral due from broker	1,388,050		679,470	– 0	–
Receivables:
Dividends and interest	14,722,986		6,087,018	3,576,973
Foreign withholding tax reclaims	8,186,954		2,985,022	156,988
Investment securities sold and foreign currency transactions	2,650,185		14,485,175	24,527,987
Capital shares sold	2,577,489		476,393	537,054
Unrealized appreciation of forward currency exchange contracts	43,315,054		6,101,758	– 0	–

Total assets	3,650,175,554		1,574,746,087	1,270,999,365

Liabilities
Due to custodian	– 0	–	12,852,045	– 0	–
Payables:
Capital shares redeemed	5,245,565		1,049,804	2,088,801
Management fee	2,478,976		1,092,792	1,160,526
Shareholder servicing fee	688,406		289,591	234,381
Margin owed to broker on exchange-traded derivatives	180,834		80,400	– 0	–
Transfer Agent fee	29,212		19,664	32,543
Investment securities purchased and foreign currency transactions	1,715		7,940,783	15,468,972
Distribution fee	655		2,426	– 0	–
Accrued expenses	342,671		195,778	515,698
Unrealized depreciation of forward currency exchange contracts	26,317,650		6,299,408	– 0	–

Total liabilities	35,285,684		29,822,691	19,500,921

Net Assets	$3,614,889,870		$1,544,923,396	$1,251,498,444

Cost of investments	$3,417,373,671		$1,504,753,495	$1,279,115,725

Net Assets Consist of:
Capital stock, at par	$240,273		$103,289	$53,459
Additional paid-in capital	5,490,212,276		2,543,143,189	1,393,431,999
Undistributed net investment income/(distributions in excess of net investment income)	19,974,126		6,989,952	(2,224,980)
Accumulated net realized loss on investment and foreign currency transactions	(2,043,875,863)		(1,037,159,285)	(94,892,796)
Net unrealized appreciation/depreciation of:
Investments transactions(b)	131,133,978		31,957,954	(45,000,210)
Foreign currency denominated assets and liabilities	17,205,080		(111,703)	130,972

	$3,614,889,870		$1,544,923,396	$1,251,498,444

(a)	Cost: $28,365,956, $7,115,394 and $7,933,271, respectively. (Note 1)

(b)	Net of accrued foreign capital gains taxes of $0, $0 and $97,918, respectively.

See notes to financial statements.

AB BLENDED STYLE FUNDS •	49

Statement of Assets & Liabilities

	Tax-Managed International Portfolio	International Portfolio	Emerging Markets Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$3,290,690,128
Shares of capital stock outstanding	218,457,218

Net asset value, offering and redemption price per share	$15.06

International Class Shares
Net Assets		$1,386,026,945
Shares of capital stock outstanding		92,527,414

Net asset value, offering and redemption price per share		$14.98

Emerging Markets Class Shares
Net Assets			$1,142,054,202
Shares of capital stock outstanding			48,787,557

Net asset value, offering and redemption price per share			$23.41

Class A Shares
Net Assets	$1,501,960	$4,080,474
Shares of capital stock outstanding	101,151	276,496

Net asset value and redemption price per share	$14.85	$14.76
Sales charge — 4.25% of public offering price	0.66	0.66

Maximum offering price	$15.51	$15.42

Class B Shares
Net Assets	$4,393	$30,881
Shares of capital stock outstanding	292.40	2,060

Net asset value and offering price per share	$15.02	$14.99

Class C Shares
Net Assets	$337,566	$1,855,508
Shares of capital stock outstanding	22,679	125,446

Net asset value and offering price per share	$14.88	$14.79

Class Z Shares
Net Assets	$322,355,823	$152,929,588	$109,444,242
Shares of capital stock outstanding	21,691,645	10,357,615	4,671,857

Net asset value and offering price per share	$14.86	$14.76	$23.43

See notes to financial statements.

50	• AB BLENDED STYLE FUNDS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2016 (unaudited)

	Tax-Managed International Portfolio	International Portfolio	Emerging Markets Portfolio
Investment Income
Income:
Interest	$19,718	$4,714	$3,374
Dividends (net of foreign withholding taxes of $3,527,128, $1,482,786 and $982,827, respectively)	41,139,685	17,229,303	6,707,945

Total income	41,159,403	17,234,017	6,711,319

Expenses:
Management fee (see Note 2A)	15,864,066	6,826,476	6,637,689
Shareholder servicing fee (see Note 2B)	4,473,897	1,852,261	1,405,299
Custodian fee	292,209	171,840	237,840
Transfer Agent fee – Non-Retail Class	86,908	63,941	133,215
Transfer Agent fee – Class A	1,529	6,577	– 0	–
Transfer Agent fee – Class B	12	86	– 0	–
Transfer Agent fee – Class C	453	3,013	– 0	–
Transfer Agent fee – Class Z	6,346	3,011	2,104
Distribution fees – Class A	1,847	5,207	– 0	–
Distribution fees – Class B	24	214	– 0	–
Distribution fees – Class C	2,139	9,323	– 0	–
Directors’ fees and expenses	105,936	44,589	35,991
Registration fees	71,549	85,592	36,702
Auditing and tax fees	62,238	28,093	17,721
Legal fees	52,928	21,848	18,044
Printing fees	23,191	31,417	29,967
Miscellaneous	109,596	56,005	43,347

Total expenses	21,154,868	9,209,493	8,597,919
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(922,791)	(409,287)	(168,505)

Net expenses	20,232,077	8,800,206	8,429,414

Net investment income (loss)	20,927,326	8,433,811	(1,718,095)

AB BLENDED STYLE FUNDS •	51

Statement of Operations

	Tax-Managed International Portfolio	International Portfolio	Emerging Markets Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(33,089,769)	$(19,148,360)	$(79,317,621)
Futures	(421,987)	1,630,352	– 0	–
Foreign currency transactions	26,409,651	15,056,133	23,591

Net realized loss on investment and foreign currency transactions	(7,102,105)	(2,461,875)	(79,294,030)

Net change in unrealized appreciation/depreciation of:
Investments(b)	105,308,167	50,420,219	149,231,664
Futures	2,680,729	929,941	– 0	–
Foreign currency denominated assets and liabilities	5,194,318	(3,004,567)	285,038

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	113,183,214	48,345,593	149,516,702

Net realized and unrealized gain on investment and foreign currency transactions	106,081,109	45,883,718	70,222,672

Net Increase in Net Assets Resulting from Operations	$127,008,435	$54,317,529	$68,504,577

(a)	Net of foreign capital gains taxes of $0, $0 and $20,587, respectively.

(b)	Net of decrease in accrued foreign capital gains taxes of $0, $0 and $182,197, respectively.

See notes to financial statements.

52	• AB BLENDED STYLE FUNDS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,927,326	$48,447,995
Net realized gain (loss) on investment and foreign currency transactions	(7,102,105)	42,336,639
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	113,183,214	(292,417,547)

Net increase (decrease) in net assets resulting from operations	127,008,435	(201,632,913)
Dividends to Shareholders:
Dividends from net investment income
Tax-Managed International Class	(55,455,203)	(80,084,079)
Class A	(22,239)	(33,747)
Class B	– 0	–	(282)
Class C	(3,541)	(4,824)
Class Z	– 0	–	– 0	–

Total dividends to shareholders	(55,480,983)	(80,122,932)

Capital-Share Transactions:
Net proceeds from sales of shares	621,788,713	682,659,058
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	43,529,905	57,663,784

Total proceeds from shares sold	665,318,618	740,322,842
Cost of shares redeemed	(689,626,139)	(646,018,214)

Net increase (decrease) in net assets from capital-share transactions	(24,307,521)	94,304,628

Net increase (decrease) in net assets	47,219,931	(187,451,217)
Net Assets:
Beginning of period	3,567,669,939	3,755,121,156

End of period(a)	$3,614,889,870	$3,567,669,939

(a) Includes undistributed net investment income of:	$19,974,126	$54,527,783

See notes to financial statements.

AB BLENDED STYLE FUNDS •	53

Statement of Changes in Net Assets

STATEMENT OF CHANGES IN NET ASSETS

International Portfolio
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,433,811	$19,057,393
Net realized gain (loss) on investment and foreign currency transactions	(2,461,875)	28,233,153
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	48,345,593	(128,548,197)

Net increase (decrease) in net assets resulting from operations	54,317,529	(81,257,651)
Dividends and Distributions to Shareholders:
Dividends from net investment income International Class	(21,728,180)	(33,289,288)
Class A	(62,161)	(85,751)
Class B	(8)	(1,206)
Class C	(12,041)	(27,520)
Class Z	– 0	–	– 0	–

Total dividends to shareholders	(21,802,390)	(33,403,765)

Capital-Share Transactions:
Net proceeds from sales of shares	330,212,498	423,608,238
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	19,247,204	27,833,808

Total proceeds from shares sold	349,459,702	451,442,046
Cost of shares redeemed	(297,697,018)	(412,106,445)

Net increase in net assets from capital-share transactions	51,762,684	39,335,601

Net increase (decrease) in net assets	84,277,823	(75,325,815)
Net Assets:
Beginning of period	1,460,645,573	1,535,971,388

End of period(a)	$1,544,923,396	$1,460,645,573

(a) Includes undistributed net investment income of:	$6,989,952	$20,358,531

See notes to financial statements.

54	• AB BLENDED STYLE FUNDS

Statement of Changes in Net Assets

STATEMENT OF CHANGES IN NET ASSETS

	Emerging Markets Portfolio
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,718,095)		$10,686,399
Net realized gain (loss) on investment and foreign currency transactions	(79,294,030)		17,296,181
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	149,516,702		(254,464,110)

Net increase (decrease) in net assets resulting from operations	68,504,577		(226,481,530)
Dividends and Distributions to Shareholders:
Dividends from net investment income Emerging Markets Class	(7,734,277)		(16,620,733)
Class Z	– 0	–	– 0	–
Distributions from net realized gain on investment transactions Emerging Markets Class	(20,161,372)		(27,602,865)
Class Z	– 0	–	– 0	–

Total dividends and distributions to shareholders	(27,895,649)		(44,223,598)

Capital-Share Transactions:
Net proceeds from sales of shares	225,517,886		198,373,060
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	26,262,900		42,836,212

Total proceeds from shares sold	251,780,786		241,209,272
Cost of shares redeemed	(151,816,245)		(158,162,164)

Net increase in net assets from capital-share transactions	99,964,541		83,047,108	*

Net increase (decrease) in net assets	140,573,469		(187,658,020)
Net Assets:
Beginning of period	1,110,924,975		1,298,582,995

End of period(a)	$1,251,498,444		$1,110,924,975

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(2,224,980)		$7,227,392

*	Includes effect of portfolio transaction fee in the amount of $1,118,612 for the year ended September 30, 2015.

See notes to financial statements.

AB BLENDED STYLE FUNDS •	55

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2016 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The shares of AB Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio are offered through the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered: The Tax-Managed International and International Portfolio commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Effective January 15, 2016, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolios commenced offering of Class Z Shares. Collectively, the Class A, B, C and Z shares are referred to as the “AB International Retail Class shares”. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the AB International Retail Class shares. The financial highlights of the Tax-Managed International, International and Emerging Markets Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

56	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

AB BLENDED STYLE FUNDS •	57

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

58	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2016:

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$25,857,786		$699,176,954		$	– 0	–	$725,034,740
Consumer Discretionary	151,278,158		473,847,075			– 0	–	625,125,233
Industrials	21,481,347		461,364,870			– 0	–	482,846,217
Information Technology	73,348,932		344,357,974			– 0	–	417,706,906
Health Care	– 0	–	321,710,494			– 0	–	321,710,494
Consumer Staples	14,337,864		265,139,446			– 0	–	279,477,310
Telecommunication Services	26,677,179		221,501,132			– 0	–	248,178,311
Energy	– 0	–	174,730,238			– 0	–	174,730,238
Materials	– 0	–	119,221,508			– 0	–	119,221,508
Utilities	2,395,417		71,608,804			– 0	–	74,004,221
Warrants	– 0	–	40,482,931			– 0	–	40,482,931
Short-Term Investments	39,989,540		– 0	–		– 0	–	39,989,540

Total Investments in Securities	355,366,223		3,193,141,426	(a)		– 0	–	3,548,507,649

Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	43,315,054			– 0	–	43,315,054
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(26,317,650)			– 0	–	(26,317,650)

Total(c)(d)	$355,366,223		$3,210,138,830		$	– 0	–	$3,565,505,053

AB BLENDED STYLE FUNDS •	59

Notes to Financial Statements

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$10,693,633		$297,918,121		$	– 0	–	$308,611,754
Consumer Discretionary	62,587,205		198,541,157			– 0	–	261,128,362
Industrials	8,695,626		199,189,472			– 0	–	207,885,098
Information Technology	30,895,865		138,792,321			– 0	–	169,688,186
Health Care	– 0	–	138,385,396			– 0	–	138,385,396
Consumer Staples	7,033,074		111,832,484			– 0	–	118,865,558
Telecommunication Services	12,226,656		95,900,556			– 0	–	108,127,212
Energy	– 0	–	74,158,185			– 0	–	74,158,185
Materials	– 0	–	51,092,532			– 0	–	51,092,532
Utilities	1,250,271		29,302,662			– 0	–	30,552,933
Warrants	– 0	–	16,989,832			– 0	–	16,989,832
Short-Term Investments	51,226,401		– 0	–		– 0	–	51,226,401

Total Investments in Securities	184,608,731		1,352,102,718	(a)		– 0	–	1,536,711,449

Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	6,101,758			– 0	–	6,101,758
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(6,299,408)			– 0	–	(6,299,408)

Total(c)(e)	$184,608,731		$1,351,905,068		$	– 0	–	$1,536,513,799

60	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

Emerging Markets Portfolio
Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Financials	$39,346,321		$276,305,371		$464,339		$316,116,031
Information Technology	35,377,846		220,376,721		– 0	–	255,754,567
Consumer Discretionary	65,875,900		124,049,459		– 0	–	189,925,359
Consumer Staples	34,602,442		124,360,348		– 0	–	158,962,790
Materials	2,149,824		63,739,070		1		65,888,895
Energy	42,228,924		16,513,495		– 0	–	58,742,419
Industrials	5,986,813		52,437,848		– 0	–	58,424,661
Health Care	– 0	–	50,641,561		– 0	–	50,641,561
Telecommunication Services	17,052,836		21,001,339		– 0	–	38,054,175
Utilities	7,300,978		21,549,951		– 0	–	28,850,929
Short-Term Investments	12,852,046		– 0	–	– 0	–	12,852,046

Total Investments in Securities	262,773,930		970,975,163	(a)	464,340		1,234,213,433
Other Financial Instruments(b)	– 0	–	– 0	–	– 0	–	– 0	–

Total(c)(f)	$262,773,930		$970,975,163		$464,340		$1,234,213,433

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(d)	An amount of $62,009,887 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(e)	An amount of $25,910,364 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(f)	An amount of $18,734,388 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

AB BLENDED STYLE FUNDS •	61

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Emerging Markets Portfolio	Common Stocks		Total
Balance as of 9/30/15	$779,634		$779,634
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(315,294)		(315,294)
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/16	$464,340		$464,340

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$(315,294)		$(315,294)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

62	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or

AB BLENDED STYLE FUNDS •	63

Notes to Financial Statements

repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

As of September 30, 2015, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

64	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J. Portfolio Transaction Fee

Prior to February 2, 2015 the Emerging Markets Portfolio imposed a 1.00% fee on purchases and redemptions. This fee was retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital. The Board approved the elimination of this fee effective February 2, 2015.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

AB BLENDED STYLE FUNDS •	65

Notes to Financial Statements

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to 0.925% of the first $1 billion, 0.85% of the next $3 billion, 0.80% of the next $2 billion, 0.75% of the next $2 billion, 0.65% of the next $2 billion and 0.60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to 0.925% of the first $1 billion, 0.85% of the next $3 billion, 0.80% of the next $2 billion, 0.75% of the next $2 billion and 0.65% in excess of $8 billion of the average daily net assets of the Portfolio. The Emerging Markets Portfolio pays the Adviser an investment management fee at an annual rate of up to 1.175% of the first $1 billion, 1.050% of the next $1 billion, 1.00% of the next $1 billion, 0.90% of the next $3 billion, and 0.85% in excess of $6 billion of the average daily net assets of the Portfolio.

The Adviser has agreed to voluntarily waive the annual investment management fees of the Tax-Managed International and International Portfolios by an amount equal to 0.05% per annum of the respective net assets of the Portfolios through October 31, 2016. Effective November 1, 2015, the Adviser has voluntarily agreed to waive the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets through October 31, 2016. Prior to November 1, 2015, the waiver for the Emerging Market Portfolio was equal to 0.05% per annum of the respective net assets. For the period ending March 31, 2016, such waivers amounted to $911,122, $379,499 and $168,187, respectively.

The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Class A, Class B, Class C and Class Z shares respectively, for the Tax-Managed International and International Portfolios and 1.25% for Class Z shares for the Emerging Markets Portfolio. The Expense Caps for the Tax-Managed International and International Portfolios may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2016, such reimbursements/waivers for the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio amounted to $0, $0, and $318, respectively.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters;

66	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International, International and Emerging Markets Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International, International and Emerging Markets Class shares to the Adviser for services under this agreement is at an annual rate of 0.25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $563, International Portfolio, $3,557 and Emerging Markets Portfolio, $2,104 for the six months ended March 31, 2016.

Effective October 1, 2013, the Adviser has agreed to bear the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2016, such fees amounted to $29,788 and $11,669, respectively.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International, International and Emerging Markets Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net

AB BLENDED STYLE FUNDS •	67

Notes to Financial Statements

assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Tax-Managed International	$225,677	$1,236,751
International	196,398	1,458,052

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

68	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2016, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A			Class B			Class C
Tax-Managed International	$ – 0	–	$	– 0	–	$	– 0	–	$	– 0	–
International	75			237		$	– 0	–	$	– 0	–

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended March 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Portfolio	Purchases	Sales
Tax-Managed International	$71,336,370	$155,570,540
International	85,039,627	66,365,161
Emerging Markets	19,610,848	– 0	–

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2016 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$1,876,989	$	– 0	–	$	– 0	–
International	823,935		– 0	–		– 0	–
Emerging Markets	1,032,031		– 0	–		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2016, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$1,175,701,959	$	– 0	–	$1,181,863,655	$	– 0	–
International	626,935,340		– 0	–	586,974,386		– 0	–
Emerging Markets	435,737,056		– 0	–	353,277,870		– 0	–

AB BLENDED STYLE FUNDS •	69

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
Tax-Managed International	$376,857,429	$(245,723,451)	$131,133,978
International	131,542,078	(99,584,124)	31,957,954
Emerging Markets	103,779,202	(148,681,494)	(44,902,292)

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

70	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2016, the Tax-Managed International Portfolio and the International Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

AB BLENDED STYLE FUNDS •	71

Notes to Financial Statements

During the six months ended March 31, 2016, the Tax-Managed International Portfolio and the International Portfolio held foreign-currency exchange contracts for hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty on the following pages.

72	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

At March 31, 2016, the Portfolio had entered into the following derivatives:

Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$43,315,054	Unrealized depreciation of forward currency exchange contracts	$26,317,650

Total		$43,315,054		$26,317,650

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(421,987)	$2,680,729

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	28,417,063	3,985,451

Total		$27,995,076	$6,666,180

AB BLENDED STYLE FUNDS •	73

Notes to Financial Statements

At March 31, 2016, the Portfolio had entered into the following derivatives:

International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$6,101,758	Unrealized depreciation of forward currency exchange contracts	$6,299,408

Total		$6,101,758		$6,299,408

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,630,352	$929,941

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	15,451,207	(3,383,720)

Total		$17,081,559	$(2,453,779)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2016:

Tax-Managed International Portfolio
Futures:
Average original value of buy contracts	$35,220,522	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$914,207,418
Average principal amount of sale contracts	$937,823,885

(a)	Positions were open for five months during the period.

74	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio
Futures:
Average original value of buy contracts	$19,110,434	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$366,782,674
Average principal amount of sale contracts	$375,261,942

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of March 31, 2016:

Tax-Managed International Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$2,683,571	$(1,561,647)		$	– 0	–	$	– 0	–	$1,121,924
Barclays Bank PLC	1,043,948	(1,043,948)			– 0	–		– 0	–	– 0	–
Citibank	341,377	(341,377)			– 0	–		– 0	–	– 0	–
Credit Suisse International	653,940	(653,940)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	962,008	– 0	–		– 0	–		– 0	–	962,008
Goldman Sachs Bank USA	288,124	– 0	–		– 0	–		– 0	–	288,124
HSBC Bank USA	3,392,337	(3,392,337)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	3,223,504	(73,904)			– 0	–		– 0	–	3,149,600
Royal Bank of Scotland PLC	6,684,252	(871,444)			– 0	–		– 0	–	5,812,808
Societe Generale	2,132,069	(48,174)			– 0	–		– 0	–	2,083,895
Standard Chartered Bank	17,303,763	(3,030,077)			– 0	–		– 0	–	14,273,686
State Street Bank & Trust Co.	857,802	– 0	–		– 0	–		– 0	–	857,802
UBS AG	3,748,359	(2,678,358)			– 0	–		– 0	–	1,070,001

Total	$43,315,054	$(13,695,206)		$	– 0	–	$	– 0	–	$29,619,848	^

AB BLENDED STYLE FUNDS •	75

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$1,561,647	$(1,561,647)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	3,001,099	(1,043,948)		– 0	–		– 0	–		1,957,151
Citibank	2,046,833	(341,377)		– 0	–		– 0	–		1,705,456
Credit Suisse International	2,240,392	(653,940)		– 0	–		– 0	–		1,586,452
HSBC Bank USA	10,765,722	(3,392,337)		– 0	–		– 0	–		7,373,385
Morgan Stanley & Co., Inc.	73,904	(73,904)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	871,444	(871,444)		– 0	–		– 0	–		– 0	–
Societe Generale	48,174	(48,174)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	3,030,077	(3,030,077)		– 0	–		– 0	–		– 0	–
UBS AG	2,678,358	(2,678,358)		– 0	–		– 0	–		– 0	–

Total	$26,317,650	$(13,695,206)	$	– 0	–	$	– 0	–		$12,622,444	^

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

International Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$1,069,807	$(388,377)	$	– 0	–	$	– 0	–	$681,430
Bank of America, NA	1,715,335	(50,032)	– 0	–	– 0	–	1,665,303
Barclays Bank PLC	979,030	(979,030)	– 0	–	– 0	–	– 0	–
Citibank	119,862	(119,862)	– 0	–	– 0	–	– 0	–
Credit Suisse International	295,256	– 0	–	– 0	–	– 0	–	295,256
Goldman Sachs Bank USA	217,909	(200,903)	– 0	–	– 0	–	17,006
HSBC Bank USA	3,432	(3,432)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	857,523	(621,998)	– 0	–	– 0	–	235,525
Royal Bank of Scotland PLC	152,070	(152,070)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	456,309	(456,309)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	117,835	(117,835)	– 0	–	– 0	–	– 0	–
UBS AG	117,390	(117,390)	– 0	–	– 0	–	– 0	–

Total	$6,101,758	$(3,207,238)	$	– 0	–	$	– 0	–	$2,894,520	^

76	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$388,377	$(388,377)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	50,032	(50,032)		– 0	–		– 0	–		– 0	–
Barclays Bank PLC	997,652	(979,030)		– 0	–		– 0	–		18,622
Citibank	242,829	(119,862)		– 0	–		– 0	–		122,967
Goldman Sachs Bank USA	200,903	(200,903)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	170,895	(3,432)		– 0	–		– 0	–		167,463
Morgan Stanley & Co., Inc.	621,998	(621,998)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	361,634	(152,070)		– 0	–		– 0	–		209,564
Standard Chartered Bank	1,177,527	(456,309)		– 0	–		– 0	–		721,218
State Street Bank & Trust Co.	1,133,156	(117,835)		– 0	–		– 0	–		1,015,321
UBS AG	954,405	(117,390)		– 0	–		– 0	–		837,015

Total	$6,299,408	$(3,207,238)	$	– 0	–	$	– 0	–		$3,092,170	^

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB BLENDED STYLE FUNDS •	77

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

Portfolio	2015	2014
Tax-Managed International
Distributions paid from:
Ordinary income	$80,122,932	$74,203,691

Total distributions paid	$80,122,932	$74,203,691

International
Distributions paid from:
Ordinary income	$33,403,765	$29,201,031

Total distributions paid	$33,403,765	$29,201,031

Emerging Markets
Distributions paid from:
Ordinary income	$18,246,033	$13,200,691
Net long-term capital gains	25,977,565	– 0	–

Total distributions paid	$44,223,598	$13,200,691

As of September 30, 2015, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Gains		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Tax-Managed International	$55,458,525	$	– 0 –	$(2,024,402,535)	$21,853,879	$(1,947,090,131)
International	20,721,403		– 0 –	(1,025,988,263)	(25,571,361)	(1,030,838,221)
Emerging Markets	7,671,421		20,157,829	(6,800,790)	(203,417,459)	(182,388,999)

(a)	As of September 30, 2015 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2015 Tax-Managed International Portfolio and International Portfolio utilized capital loss carryforwards of $142,582,317 and $51,930,276, respectively, to offset current year net realized gains. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio elected to defer $90,668,099, $26,702,774 and $6,800,790 of post-October short-term capital losses. These losses are deemed to arise on October 1, 2015.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of Treasury inflation-protected securities, the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of estimated foreign capital gains tax, and the realization for tax purposes of gains/losses on certain derivative instruments.

78	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2015, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
Tax-Managed International	$219,422,629	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
International	88,463,259	n/a	2017
International	910,864,476	n/a	2018

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Emerging Markets Securities Risk— These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

AB BLENDED STYLE FUNDS •	79

Notes to Financial Statements

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in mid-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly,

80	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Cybersecurity Risk— Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 14.3 billion shares of common stock, par value $0.001per share, of which 3.7 billion shares are allocated to the Tax-Managed International Portfolio, International Portfolio and Emerging Market Portfolio. The allocation is as follows: Share transactions for each Portfolio for the six months ended March 31, 2016 and the year ended September 30, 2015, were as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares		Retail Class B Shares		Retail Class C Shares		Retail Class R Shares		Retail Class Z Shares	Total
Tax-Managed International	600	200		200		200		– 0	–	300	1,500
International	600	200		200		200		200		300	1,700
Emerging Markets	200	– 0	–	– 0	–	– 0	–	– 0	–	300	500

AB BLENDED STYLE FUNDS •	81

Notes to Financial Statements

Share transactions for each Portfolio for the six months ended March 31, 2016 and the year ended September 30, 2015, were as follows:

	Tax-Managed International Portfolio
	Shares			Amount
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)			Year Ended September 30, 2015

Tax-Managed International Class Shares
Shares sold	20,968,977		43,698,071		$315,858,335		$682,384,767

Shares issued to shareholders on reinvestment of dividends	2,843,569		3,742,111		43,506,600		57,628,509

Shares redeemed	(47,181,056)		(41,150,480)		(689,477,735)		(645,758,204)

Net increase (decrease)	(23,368,510)		6,289,702		(330,112,800)		94,255,072

Beginning of period	241,825,728		235,536,026		5,396,187,882		5,301,932,810

End of period	218,457,218		241,825,728		$5,066,075,082		$5,396,187,882

Class A Shares
Shares sold	4,434		9,281		$66,249		$146,563

Shares issued to shareholders on reinvestment of dividends	1,385		2,051		20,881		31,141

Shares converted from Class B	806		105		12,127		1,655

Shares redeemed	(2,483)		(11,014)		(37,457)		(170,839)

Net increase	4,142		423		61,800		8,520

Beginning of period	97,009		96,585		6,526,108		6,517,588

End of period	101,151		97,009		$6,587,908		$6,526,108

Class B Shares
Shares sold	– 0	–	282	$	– 0	–	$4,410

Shares issued to shareholders on reinvestment of dividends	– 0	–	18		– 0	–	281

Shares converted to Class A	(806)		(104)		(12,127)		(1,655)

Shares redeemed	– 0	–(a)	(1)		(2)		(20)

Net increase (decrease)	(806)		195		(12,129)		3,016

Beginning of period	1,098		903		282,905		279,889

End of period	292		1,098		$270,776		$282,905

82	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

	Tax-Managed International Portfolio
	Shares				Amount
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015		Six Months Ended March 31, 2016 (unaudited)			Year Ended September 30, 2015

Class C Shares
Shares sold	– 0	–	7,758		$	– 0	–		$121,663

Shares issued to shareholders on reinvestment of dividends	159		253			2,424			3,853

Shares redeemed	(6,672)		(5,654)			(98,818)			(87,496)

Net increase (decrease)	(6,513)		2,357			(96,394)			38,020

Beginning of period	29,192		26,835			2,497,245			2,459,225

End of period	22,679		29,192			$2,400,851			$2,497,245

Class Z Shares(b)
Shares sold	21,691,645		– 0	–		$305,852,002		$	– 0	–

Net increase	21,691,645		– 0	–		305,852,002			– 0	–

Beginning of period	– 0	–	– 0	–		– 0	–		– 0	–

End of period	21,691,645		– 0	–		$305,852,002		$	– 0	–

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

	International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

International Class Shares
Shares sold	12,263,970	27,163,145	$184,738,988	$422,238,282

Shares issued to shareholders on reinvestment of dividends	1,258,372	1,808,646	19,177,587	27,726,542

Shares redeemed	(20,067,340)	(26,293,071)	(297,042,328)	(410,396,933)

Net increase (decrease)	(6,544,998)	2,678,720	(93,125,753)	39,567,891

Beginning of period	99,072,412	96,393,692	2,455,414,167	2,415,846,276

End of period	92,527,414	99,072,412	$2,362,288,414	$2,455,414,167

AB BLENDED STYLE FUNDS •	83

Notes to Financial Statements

	International Portfolio
	Shares			Amount
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Class A Shares
Shares sold	9,927		68,893	$147,414	$1,068,576

Shares issued to shareholders on reinvestment of dividends	3,916		5,297	58,779	80,040

Shares converted from Class B	1,494		6,584	21,741	101,969

Shares redeemed	(27,245)		(68,300)	(400,735)	(1,065,570)

Net increase (decrease)	(11,908)		12,474	(172,801)	185,015

Beginning of period	288,404		275,930	22,362,173	22,177,158

End of period	276,496		288,404	$22,189,372	$22,362,173

Class B Shares
Shares issued to shareholders on reinvestment of dividends	– 0	–(a)	77	8	1,177

Shares converted to Class A	(1,476)		(6,547)	(21,741)	(101,969)

Shares redeemed	(215)		(379)	(3,250)	(5,713)

Net decrease	(1,691)		(6,849)	(24,983)	(106,505)

Beginning of period	3,751		10,600	1,564,645	1,671,150

End of period	2,060		3,751	$1,539,662	$1,564,645

Class C Shares
Shares sold	13,117		12,811	$194,353	$199,411

Shares issued to shareholders on reinvestment of dividends	719		1,717	10,830	26,049

Shares redeemed	(15,695)		(34,708)	(228,964)	(536,260)

Net decrease	(1,859)		(20,180)	(23,781)	(310,800)

Beginning of period	127,305		147,485	12,144,052	12,454,852

End of period	125,446		127,305	$12,120,271	$12,144,052

84	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

	International Portfolio
	Shares				Amount
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015		Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015

Class Z Shares(b)
Shares sold	10,357,615		– 0	–	$145,110,002		$	– 0	–

Net increase	10,357,615		– 0	–	145,110,002			– 0	–

Beginning of period	– 0	–	– 0	–	– 0	–		– 0	–

End of period	10,357,615		– 0	–	$145,110,002		$	– 0	–

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

	Emerging Markets Portfolio
	Shares				Amount
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015		Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015

Emerging Markets Class Shares
Shares sold	5,742,260		7,451,291		$126,521,884		$198,373,060

Shares issued to shareholders on reinvestment of dividends and distributions	1,160,022		1,572,548		26,262,900		42,836,212

Shares redeemed	(6,912,824)		(5,839,055)		(151,816,245)		(158,162,164)

Net increase (decrease)	(10,542)		3,184,784		968,539		83,047,108

Beginning of period	48,798,099		45,613,315		1,293,520,917		1,210,473,809

End of period	48,787,557		48,798,099		$1,294,489,456		$1,293,520,917

Class Z Shares(a)
Shares sold	4,671,857		– 0	–	$98,996,002		– 0	–

Net increase	4,671,857		– 0	–	98,996,002		– 0	–

Beginning of period	– 0	–	– 0	–	– 0	–	– 0	–

End of period	4,671,857		– 0	–	$98,996,002		– 0	–

(a)	Commenced distribution on January 15, 2016.

AB BLENDED STYLE FUNDS •	85

Notes to Financial Statements

NOTE 7.

Recent Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.

Liquidation of U.S. Government Short Duration Portfolio

At a meeting held on January 27, 2016, the Board approved the liquidation and termination of U.S. Government Short Duration Portfolio (the “Portfolio”) and made a liquidating distribution on May 3, 2016 (the “Liquidation Date”. The liquidation of the Portfolio may result in a taxable event for shareholders who are subject to federal income tax. Shareholders should consult their tax advisers.

NOTE 9.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

86	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.54	$ 15.71	$ 15.78	$ 13.07	$ 12.29	$ 15.02

Income From Investment Operations
Net investment income(a)	.09	(b)	.20	(b)	.36	(b)	.13	(b)	.05	(b)	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45	(1.03)	(.17)	2.73	.93	(2.67)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	.54	(.83)	.19	2.86	.98	(2.57)

Less: Dividends
Dividends from net investment income	(.23)	(.34)	(.26)	(.15)	(.20)	(.16)

Net asset value, end of period	$ 14.85	$ 14.54	$ 15.71	$ 15.78	$ 13.07	$ 12.29

Total Return
Total investment return based on net asset value(d)	3.66%	(5.37)%	1.18	%*	22.10	%*	8.10%	(17.30)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,502	$1,410	$1,517	$1,549	$1,405	$2,195
Average net assets (000 omitted)	$1,477	$1,518	$1,625	$1,465	$1,741	$3,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11	%^	1.12	%+	1.15%	1.88%	2.36%	2.02%
Expenses, before waivers/reimbursements	1.63	%^	1.61	%+	1.55%	1.93%	2.40%	2.02%
Net investment income	1.17	%^(b)	1.26	%+(b)	2.19	%(b)	.88	%(b)	.37	%(b)	.64%
Portfolio turnover rate	33%	76%	64%	72%	62%	61%

See footnote summary on page 95.

AB BLENDED STYLE FUNDS •	87

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.54	$ 15.73	$ 15.65	$ 12.92	$ 12.12	$ 14.82

Income From Investment Operations
Net investment income (loss)(a)	.02	(b)	.09	(b)	.24	(b)	(.05	)(b)	(.03	)(b)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46	(1.04)	(.16)	2.78	.90	(2.62)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	.48	(.95)	.08	2.73	.87	(2.64)

Less: Dividends
Dividends from net investment income	– 0	–	(.24)	– 0	–	– 0	–	(.07)	(.06)

Net asset value, end of period	$ 15.02	$ 14.54	$ 15.73	$15.65	$ 12.92	$ 12.12

Total Return
Total investment return based on net asset value(d)	3.30%	(6.09)%	.51	%*	21.13	%*	7.23%	(17.90)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4	$16	$14	$19	$131	$139
Average net assets (000 omitted)	$5	$17	$17	$41	$143	$201
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82	%^	1.85	%+	1.84%	2.79%	3.21%	2.76%
Expenses, before waivers/reimbursements	2.28	%^	2.30	%+	2.39%	2.84%	3.26%	2.76%
Net investment income (loss)	.30	%^(b)	.56	%+(b)	1.50	%(b)	(.41	)%(b)	(.23	)%(b)	(.16)%
Portfolio turnover rate	33%	76%	64%	72%	62%	61%

See footnote summary on page 95.

88	• AB BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.52	$ 15.66	$ 15.72	$ 12.97	$ 12.13	$ 14.83

Income From Investment Operations
Net investment income (loss)(a)	.03	(b)	.09	(b)	.25	(b)	.00	(b)(c)	(.02	)(b)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45	(1.04)	(.18)	2.75	.91	(2.61)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	.48	(.95)	.07	2.75	.89	(2.64)

Less: Dividends
Dividends from net investment income	(.12)	(.19)	(.13)	– 0	–	(.05)	(.06)

Net asset value, end of period	$ 14.88	$ 14.52	$ 15.66	$ 15.72	$ 12.97	$ 12.13

Total Return
Total investment return based on net asset value(d)	3.30%	(6.10)%	.47	%*	21.20	%*	7.38%	(17.89)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$338	$424	$420	$459	$558	$776
Average net assets (000 omitted)	$428	$426	$487	$453	$765	$1,233
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.86	%^	1.86	%+	1.85%	2.63%	3.15%	2.69%
Expenses, before waivers/reimbursements	2.38	%^	2.34	%+	2.25%	2.68%	3.20%	2.69%
Net investment income (loss)	.34	%^(b)	.57	%+(b)	1.52	%(b)	(.01	)%(b)	(.19	)%(b)	(.18)%
Portfolio turnover rate	33%	76%	64%	72%	62%	61%

See footnote summary on page 95.

AB BLENDED STYLE FUNDS •	89

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class Z
January 15, 2016(e) to March 31, 2016 (unaudited)
Net asset value, beginning of period	$ 13.84

Income From Investment Operations
Net investment income(a)(b)	.14
Net realized and unrealized gain on investment and foreign currency transactions	.88

Total from investment operations	1.02

Net asset value, end of period	$ 14.86

Total Return
Total investment return based on net asset value(d)	7.37%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$322,356
Average net assets (000 omitted)	$159,080
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.91%
Expenses, before waivers/reimbursements^	1.06%
Net investment income^(b)	4.88%
Portfolio turnover rate	33%

See footnote summary on page 95.

90	• AB BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.47	$ 15.63	$ 15.65	$ 13.07	$ 12.28	$ 14.99

Income From Investment Operations
Net investment income(a)	.08	(b)	.19	(b)	.35	(b)	.08	(b)	.11	(b)	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(1.03)	(.16)	2.70	.89	(2.66)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	.51	(.84)	.19	2.78	1.00	(2.52)

Less: Dividends
Dividends from net investment income	(.22)	(.32)	(.21)	(.20)	(.21)	(.19)

Net asset value, end of period	$ 14.76	$ 14.47	$ 15.63	$ 15.65	$ 13.07	$ 12.28

Total Return
Total investment return based on net asset value(d)	3.50%	(5.47)%	1.23%	21.55%	8.32%	(17.04)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,080	$4,172	$4,312	$4,688	$6,201	$7,202
Average net assets (000 omitted)	$4,166	$4,436	$4,694	$5,196	$6,718	$9,982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%^	1.16	%+	1.19%	2.10%	2.05%	1.69%
Expenses, before waivers/reimbursements	1.97	%^	2.12	%+	1.69%	2.15%	2.09%	1.69%
Net investment income	1.08	%^(b)	1.22	%+(b)	2.14	%(b)	.59	%(b)	.85	%(b)	.92%
Portfolio turnover rate	40%	80%	67%	72%	69%	62%

See footnote summary on page 95.

AB BLENDED STYLE FUNDS •	91

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.54	$ 15.64	$ 15.56	$ 12.97	$ 12.14	$ 14.82

Income From Investment Operations
Net investment income (loss)(a)	.01	(b)	.04	(b)	.22	(b)	(.03	)(b)	(.01	)(b)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(1.00)	(.14)	2.67	.90	(2.63)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	.45	(.96)	.08	2.64	.89	(2.60)

Less: Dividends
Dividends from net investment income	(.00	)(c)	(.14)	(.00	)(c)	(.05)	(.06)	(.08)

Net asset value, end of period	$ 14.99	$ 14.54	$ 15.64	$ 15.56	$ 12.97	$ 12.14

Total Return
Total investment return based on net asset value(d)	3.11%	(6.17)%	.52%	20.43%	7.38%	(17.67)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$31	$55	$166	$286	$540	$813
Average net assets (000 omitted)	$43	$104	$223	$436	$680	$1,309
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%^	1.89	%+	1.89%	2.90%	2.90%	2.46%
Expenses, before waivers/reimbursements	2.68	%^	2.82	%+	2.49%	2.97%	2.94%	2.46%
Net investment income (loss)	.13	%^(b)	.23	%+(b)	1.38	%(b)	(.24	)%(b)	(.05	)%(b)	.18%
Portfolio turnover rate	40%	80%	67%	72%	69%	62%

See footnote summary on page 95.

92	• AB BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.44	$ 15.58	$ 15.61	$ 13.01	$ 12.17	$ 14.84

Income From Investment Operations
Net investment income (loss)(a)	.02	(b)	.07	(b)	.23	(b)	(.01	)(b)	.01	(b)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(1.02)	(.15)	2.69	.90	(2.61)
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	.45	(.95)	.08	2.68	.91	(2.59)

Less: Dividends
Dividends from net investment income	(.10)	(.19)	(.11)	(.08)	(.07)	(.08)

Net asset value, end of period	$ 14.79	$ 14.44	$ 15.58	$ 15.61	$ 13.01	$ 12.17

Total Return
Total investment return based on net asset value(d)	3.07%	(6.13)%	.49%	20.73%	7.50%	(17.58)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,856	$1,838	$2,298	$2,650	$2,896	$3,957
Average net assets (000 omitted)	$1,865	$2,130	$2,594	$2,721	$3,460	$6,362
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%^	1.90	%+	1.89%	2.82%	2.79%	2.40%
Expenses, before waivers/reimbursements	2.72	%^	2.85	%+	2.41%	2.88%	2.83%	2.40%
Net investment income (loss)	.34	%^(b)	.45	%+(b)	1.43	%(b)	(.10	)%(b)	.09	%(b)	.16%
Portfolio turnover rate	40%	80%	67%	72%	69%	62%

See footnote summary on page 95.

AB BLENDED STYLE FUNDS •	93

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class Z
	January 15, 2016(e) to March 31, 2016 (unaudited)

Net asset value, beginning of period	$ 13.76

Income From Investment Operations
Net investment income(a)(b)	.13
Net realized and unrealized gain on investment and foreign currency transactions	.87

Total from investment operations	1.00

Net asset value, end of period	$ 14.76

Total Return
Total investment return based on net asset value(d)	7.27%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$152,930
Average net assets (000 omitted)	$75,487
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.95%
Expenses, before waivers/reimbursements^	1.11%
Net investment income^(b)	4.79	%(c)
Portfolio turnover rate	40%

See footnote summary on page 95.

94	• AB BLENDED STYLE FUNDS

Financial Highlights

Emerging Markets Portfolio
Class Z
January 15, 2016(e) to March 31, 2016 (unaudited)

Net asset value, beginning of period	$ 19.92

Income From Investment Operations
Net investment income(a)(b)	.02
Net realized and unrealized gain on investment and foreign currency transactions	3.49

Total from investment operations	3.51

Net asset value, end of period	$ 23.43

Total Return
Total investment return based on net asset value(d)	17.62%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$109,444
Average net assets (000 omitted)	$52,731
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.25%
Expenses, before waivers/reimbursements^	1.32%
Net investment income^(b)	.56%
Portfolio turnover rate	31%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2014 and September 30, 2013 by 0.01% and 0.02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^	Annualized.

See notes to financial statements.

AB BLENDED STYLE FUNDS •	95

Financial Highlights

BOARD OF DIRECTORS

Bart Friedman,(1)(2) Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay, Vice President(3)

Kent Hargis, Vice President(3)

Avi Lavi, Vice President(4)

Laurent Saltiel, Vice President(3)

Karen A. Sesin, Vice President(3)

Kevin F. Simms, Vice President(3) Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The day-to-day management of, and investment decisions for, the AB Blended Style Funds are made by the International Team. Mses. Fay and Sesin and Messrs. Hargis, Saltiel and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

(4)	Effective June 30, 2016, Avi Lavi, Senior Vice President of the Manager, will replace Kevin F. Simms on the International Team.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B and C shares only.

96	• AB BLENDED STYLE FUNDS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio1

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Funds (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 22, 2015. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 21, 2015, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2015 certain information relating to the profitability of the Adviser in 2014 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2015. In addition, the Independent Directors received materials

1	This liquidation of this Portfolio was approved on January 27, 2016.

AB BLENDED STYLE FUNDS •	97

Board’s Consideration of Investment Management Arrangement

prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 17, 2015, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on October 22, 2015, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of enhancements made to the investment strategies and research processes over multiple years. Following the September 17, 2015 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 7, 2015. The Independent Directors held a telephonic meeting on October 15, 2015 to discuss the contract renewal materials and supplemental materials. On October 21-22, 2015, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 22, 2015, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 22, 2015 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

98	• AB BLENDED STYLE FUNDS

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Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and consid-

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Board’s Consideration of Investment Management Arrangement

ered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2015 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2015. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2013 and 2014, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 23, 2015 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

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After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 22, 2015 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of proposed changes in the operation of the Overlay Portfolios, it was anticipated that there would be significant waivers of management fees for those Portfolios to reflect their investment in underlying portfolios managed by the Adviser.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

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Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2016, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2016, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

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Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

In connection with the establishment of the International Small Cap Portfolio of the Bernstein Fund, Inc., the Adviser proposed at the September 17, 2015 meeting to revise the investment policies of Tax-Managed International Portfolio and International Portfolio to reduce or eliminate the Portfolios’ small-cap exposure to permit them to focus on securities of larger companies.

1	The Senior Officer’s evaluation was completed on October 5, 2015 and discussed with the Board on October 14, 21 and 22, 2015.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

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The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

3	Jones v. Harris at 1427.

AB BLENDED STYLE FUNDS •	105

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed removing the 5 basis points advisory fee waiver.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

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The Portfolios’ net assets on September 30, 2015 and September 30, 2014 are set forth below:

Portfolio	09/30/15 Net Assets ($MM)	09/30/14 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,569.0	$3,754.9	-$	185.9
International Portfolio	$1,460.6	$1,535.8	-$	75.2
Emerging Markets Portfolio	$1,108.2	$1,299.2	-$	191.0
U.S. Government Short Duration Portfolio	$36.6	$45.0	-$	8.4
Short Duration Plus Portfolio	$313.2	$384.1	-$	70.9
Intermediate Duration Portfolio	$3,453.7	$3,852.8	-$	399.1
Short Duration California Municipal Portfolio	$25.0	$40.8	-$	15.8
Short Duration Diversified Municipal Portfolio	$189.9	$257.3	-$	67.4
Short Duration New York Municipal Portfolio	$60.7	$91.3	-$	30.6
California Municipal Portfolio	$1,151.9	$1,119.9		$32.0
Diversified Municipal Portfolio	$6,530.5	$6,298.7		$231.8
New York Municipal Portfolio	$1,693.4	$1,713.0	-$	19.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2015 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.821%[5]	-0.107%
International Portfolio	0.968%	0.851%[5]	-0.117%
Emerging Markets Portfolio	1.238%	1.113%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.464%	0.458%	-0.006%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.493%	0.493%	0.000%
Diversified Municipal Portfolio	0.458%	0.419%	-0.039%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

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Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2015:

Portfolio	Semi-Annual Period Ending 03/31/15 Total Expense Ratio[6]
Tax-Managed International Portfolio[7]	Private Client	1.11%
	Class A	1.14%
	Class B	1.85%
	Class C	1.86%

International Portfolio[7]	Private Client	1.16%
	Class A	1.18%
	Class B	1.90%
	Class C	1.90%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.78%

Short Duration Plus Portfolio[8],[9]	Private Client	0.63%
	Class A	0.99%
	Class B	1.15%
	Class C	1.14%

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[8]	Private Client	0.78%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.68%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.85%
	Class B	1.94%
	Class C	1.57%

Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.83%
	Class B	1.59%
	Class C	1.55%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.83%
	Class B	1.57%
	Class C	1.55%

6	Annualized.

7	Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month ended March 31, 2015, such fees amounted to $4,388 and $23,775, respectively for Tax-Managed International Portfolio and International Portfolio

8	For the six month period ending March 31, 2015, to prevent expenses of Short Duration Plus Portfolio and Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $8,757 and $1,066, respectively. Short Duration Plus Portfolio’s distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, reimbursed an additional amount of $95.

9	ABI voluntarily agreed to waive a portion of the Portfolio’s Rule 12b-1 fee for Classes A, B and C shares to limit such fee to 0.20%, 0.45% and 0.45%, respectively for each share class. For the six months ended March 31, 2015, such waiver amounted to $43,745.

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I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.10 In addition to the relevant AB Institutional fee

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB BLENDED STYLE FUNDS •	109

schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2015 net assets.11

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio[12]	$3,569.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.821%

International Portfolio[12]	$1,460.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.420%	0.851%

Emerging Markets Portfolio[12]	$1,108.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.809%	1.113%

U.S. Government Short Duration Portfolio[13]	$36.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.255%	0.450%

Short Duration Plus Portfolio	$313.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.283%	0.450%

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	The effective advisory fee shown for the Portfolio reflects the 5 basis points advisory fee waiver currently in place.

13	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AB Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

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Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio	$3,453.7	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.255%	0.458%

Short Duration California Municipal Portfolio	$25.0	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.280%	0.450%

Short Duration Diversified Municipal Portfolio	$189.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.187%	0.450%

Short Duration New York Municipal Portfolio	$60.7	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.233%	0.450%

California Municipal Portfolio	$1,151.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.493%

Diversified Municipal Portfolio	$6,530.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.419%

New York Municipal Portfolio	$1,693.4	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

AB BLENDED STYLE FUNDS •	111

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.14 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2015 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.851%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.113%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[15]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.450%	0.458%

14	Group peers selected by Lipper from the 2015 Lipper 15(c) Report.

15	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%.

112	• AB BLENDED STYLE FUNDS

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.493%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.407%	0.419%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2015 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio[16]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.995%	1.113%

	Emerging Markets Growth Portfolio[17]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.113%	1.113%
		The Adviser is currently waiving 5 basis points of its advisory fee.

16	Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries.

17	Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

AB BLENDED STYLE FUNDS •	113

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[18]
Emerging Markets Portfolio	Emerging Markets Growth
	Class A	1.70%
	Class I (Institutional)	0.90%

Emerging Markets Portfolio	Emerging Markets Value
	Class A	1.75%
	Class I (Institutional)	0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[19],[20]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

18	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

19	The ITM fund is privately placed or institutional.

20	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

114	• AB BLENDED STYLE FUNDS

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2015 net assets:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[21]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.584%	0.851%

Emerging Markets Portfolio[22]	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.482%	1.113%

U.S. Government Short Duration Portfolio	Client #3[21]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[21]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.419%

21	The sub-advised relationship is with an affiliate of the Adviser.

22	The advisory fee shown for Emerging Markets Portfolio includes the 5 basis points advisory fee waiver.

AB BLENDED STYLE FUNDS •	115

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.23,24 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)25 and the Portfolio’s contractual management fee ranking.26

23	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

24	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

25	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

26	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

116	• AB BLENDED STYLE FUNDS

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Broadridge peers.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Tax-Managed International Portfolio[27]	0.869	0.819	10/14
Pro-forma	0.819	0.819	8/14

International Portfolio[27]	0.897	0.944	6/15
Pro-forma	0.847	0.944	5/15

Emerging Markets Portfolio[28],[29]	1.150	1.125	10/18
Pro-forma	1.100	1.125	9/18

U.S. Government Short Duration Portfolio	0.450	0.450	7/14
Short Duration Plus Portfolio	0.450	0.400	11/19
Intermediate Duration Portfolio	0.457	0.395	11/15
Short Duration California Municipal Portfolio[30]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.423	8/13
Short Duration New York Municipal Portfolio[30]	0.450	0.450	5/9
California Municipal Portfolio[30]	0.493	0.483	9/15
Diversified Municipal Portfolio	0.419	0.415	10/15
New York Municipal Portfolio[30]	0.479	0.472	11/16

27	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

28	The Portfolio’s actual management fee was 1.098%, while the EG and EU medians for actual (net) management fees was 1.088% and 0.962%, respectively. The Portfolio’s management fee on a gross basis, in which the management fee waiver is added to the management fee, was 1.148%, while the EG and EU medians for gross management fees were 1.103% and 1.048%, respectively.

29	The difference between the contractual management fee and actual management fee is that the contractual management fees for the Portfolio and its peers are based on the Portfolio’s current net assets rounded to the nearest $25 million, and does not include any temporary management fee waivers or reimbursements. Actual net and gross management fees are based on each fund’s actual average net assets, regardless the statuses of the management fee waivers or reimbursements.

30	Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

AB BLENDED STYLE FUNDS •	117

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[31]	Broadridge. EG Median (%)	Broadridge Group Rank	Broadridge. EU Median (%)	Broadridge Universe Rank
Tax-Managed International Portfolio	1.109	1.150	7/14	1.150	117/257
Without 5 bp adv. fee waiver	1.159	1.150	7/14	1.150	131/257

International Portfolio	1.152	1.254	5/15	1.150	130/257
Without 5 bp adv. fee waiver	1.202	1.254	5/15	1.150	150/257

Emerging Markets Portfolio	1.436	1.561	6/18	1.407	210/395
Without 5 bp adv. fee waiver	1.486	1.561	6/18	1.407	231/395

U.S. Government Short Duration Portfolio	0.779	0.778	8/14	0.701	35/55
Short Duration Plus Portfolio	0.624	0.651	8/19	0.621	85/168
Intermediate Duration Portfolio	0.581	0.780	4/15	0.651	99/284
Short Duration California Municipal Portfolio[32]	0.727	0.727	5/9	0.665	10/17
Short Duration Diversified Municipal Portfolio	0.620	0.642	6/14	0.555	43/66
Short Duration New York Municipal Portfolio[32]	0.665	0.665	5/9	0.665	9/17
California Municipal Portfolio[32]	0.635	0.741	5/16	0.608	98/177
Diversified Municipal Portfolio	0.557	0.678	4/15	0.609	50/131
New York Municipal Portfolio[32]	0.614	0.747	3/16	0.627	75/155

Based on this analysis, considering pro-forma information where possible, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis, with the exception of International Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio, which have equally favorable rankings, and U.S. Government Short Duration Portfolio, which has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

31	The total expense ratios are for the most recently completed fiscal year Private Client Class.

32	Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

118	• AB BLENDED STYLE FUNDS

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013. Including administrative and servicing expenses, with the exception of California Municipal Portfolio, where the Adviser’s 2014 profitability was equal to 2013, and U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio, and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2014:33

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$9,754,879
International Portfolio	$4,078,030
Emerging Markets Portfolio	$3,180,336
U.S. Government Short Duration Portfolio	$48,774
Short Duration Plus Portfolio	$347,138
Intermediate Duration Portfolio	$3,885,193
Short Duration California Municipal Portfolio	$51,916
Short Duration Diversified Municipal Portfolio	$279,244
Short Duration New York Municipal Portfolio	$99,339
California Municipal Portfolio	$934,129
Diversified Municipal Portfolio	$4,395,640
New York Municipal Portfolio	$1,371,449

33	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

AB BLENDED STYLE FUNDS •	119

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2015, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/15 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.05%
International Portfolio	0.42%
Short Duration Plus Portfolio	15.97%
California Municipal Portfolio	9.92%
Diversified Municipal Portfolio	25.55%
New York Municipal Portfolio	14.52%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2014:

Portfolio	Amount Received
Tax-Managed International Portfolio		$135
International Portfolio		$459
Short Duration Plus Portfolio		$773
California Municipal Portfolio		$8
Diversified Municipal Portfolio		$586
New York Municipal Portfolio	$	– 0	–

120	• AB BLENDED STYLE FUNDS

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2014:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,920	$12
International Portfolio	$42,247	$501
Short Duration Plus Portfolio	$362,791	$605
California Municipal Portfolio	$596,822	$6,613
Diversified Municipal Portfolio	$5,467,648	$123,228
New York Municipal Portfolio	$1,349,236	$23,945

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2014:34

Portfolio	ABIS Fee
Tax-Managed International Portfolio[35]	$860
International Portfolio[26]	$5,908
Short Duration Plus Portfolio	$27,675
California Municipal Portfolio	$18,027
Diversified Municipal Portfolio	$308,071
New York Municipal Portfolio	$32,390

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2014.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

34	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2014, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

35	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

AB BLENDED STYLE FUNDS •	121

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,36 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.37 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with

36	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

37	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

122	• AB BLENDED STYLE FUNDS

the Board of Directors.38 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.39

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $471 billion as of August 31, 2015, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios40 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”)41 for the periods ended July 31, 2015.42 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[43]
1 year	0.11	2.47	3.26	12/14	239/315
3 year	12.11	13.03	12.35	9/14	148/270
5 year	6.15	9.61	9.29	12/14	225/246
10 year	2.55	7.68	6.43	10/10	125/125

International Portfolio[43]
1 year	0.10	3.26	3.26	12/15	241/315
3 year	12.04	12.83	12.35	9/13	151/270
5 year	6.14	9.33	9.29	13/13	226/246
10 year	2.65	6.87	6.43	10/10	122/125

38	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

39	There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

40	The gross performance returns are for the Private Client class shares of the Portfolios.

41	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

42	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

43	As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

AB BLENDED STYLE FUNDS •	123

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank

Emerging Markets Portfolio
1 year	-9.55	-10.65	-11.69	8/18	232/628
3 year	4.17	2.58	2.07	6/17	143/431
5 year	1.36	2.24	2.01	9/13	161/279
10 year	6.47	7.17	7.85	7/10	90/120

U.S. Government Short Duration Portfolio
1 year	0.97	1.24	1.23	10/14	54/69
3 year	0.69	1.03	0.86	10/13	44/62
5 year	1.00	1.45	1.20	9/12	48/59
10 year	2.64	3.03	3.08	10/11	33/39

Short Duration Plus Portfolio
1 year	1.10	1.34	1.37	12/19	177/243
3 year	0.97	1.77	1.73	15/18	190/199
5 year	1.27	2.41	2.39	15/18	160/164
10 year	2.38	3.61	3.58	15/15	111/115

Intermediate Duration Portfolio
1 year	3.36	3.21	2.80	5/15	47/399
3 year	2.61	2.65	2.52	10/15	147/356
5 year	4.22	4.40	4.32	12/14	174/321
10 year	5.43	5.27	5.29	5/13	87/216

Short Duration California Municipal Portfolio
1 year	0.38	1.84	1.78	7/7	15/15
3 year	0.74	2.22	1.95	7/7	15/15
5 year	1.03	3.21	2.05	7/7	10/14
10 year	2.33	3.90	3.90	5/5	7/7

Short Duration Diversified Municipal Portfolio
1 year	0.59	0.88	0.93	12/14	70/82
3 year	0.80	1.14	1.14	11/13	61/70
5 year	1.24	1.69	1.68	11/12	50/65
10 year	2.45	2.75	2.75	6/7	30/42

Short Duration New York Municipal Portfolio
1 year	0.71	1.14	1.67	3/3	7/7
3 year	0.93	0.95	0.95	3/3	5/7
5 year	1.28	1.35	2.64	3/3	6/6
10 year	2.42	2.56	3.61	3/3	6/6

124	• AB BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Municipal Portfolio
1 year	2.41	3.11	2.84	2/2	30/31
3 year	1.77	2.51	2.77	2/2	27/28
5 year	3.09	4.00	4.28	2/2	26/27
10 year	3.93	4.34	4.48	2/2	19/22

Diversified Municipal Portfolio
1 year	2.26	3.04	2.96	14/15	123/165
3 year	1.85	2.53	2.65	15/15	121/143
5 year	3.04	4.28	4.11	14/14	102/118
10 year	3.92	4.56	4.55	12/12	67/71

New York Municipal Portfolio
1 year	2.63	3.19	2.96	2/2	18/24
3 year	1.78	2.28	2.46	2/2	21/21
5 year	2.95	3.65	3.81	2/2	20/20
10 year	3.90	4.27	4.24	2/2	16/17

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)44 versus their benchmarks.45

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-0.99	10.87	4.97	1.40	5.75
MSCI EAFE Index[46]	-0.28	12.32	8.01	5.02	6.19
Inception Date: June 22, 1992

International Portfolio	-1.05	10.76	4.92	1.45	3.13
MSCI EAFE Index	-0.28	12.32	8.01	5.02	3.99
Inception Date: April 30, 1999

Emerging Markets Portfolio	-10.84	2.68	-0.09	4.91	6.78
MSCI Emerging Markets Index	-13.38	0.61	0.58	6.62	N/A
Inception Date: December 15, 1995

44	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

45	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

46	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

AB BLENDED STYLE FUNDS •	125

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)

U.S. Government Short Duration Portfolio	0.19	-0.06	0.28	1.91	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.47	0.35	0.65	1.74	4.25
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.76	2.02	3.63	4.83	6.30
Barclays Capital U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	6.61
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.35	0.03	0.35	1.62	2.45
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.03	0.19	0.62	1.8	2.68
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.04	0.27	0.63	1.75	2.55
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

California Municipal Portfolio	1.78	1.13	2.45	3.28	4.48
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	1.70	1.29	2.47	3.34	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

New York Municipal Portfolio	2.01	1.16	2.32	3.26	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

126	• AB BLENDED STYLE FUNDS

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Emerging Markets Portfolio, the Directors should consider asking the Adviser to extend the 5 basis points advisory fee waiver or to reduce the proposed advisory fee to the extent such fee will not be above the Portfolio Broadridge expense group median.47 This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2015

47	At the October 22, 2015 meeting, the Adviser agreed to implement an advisory fee waiver of 2.5 basis points effective until October 31, 2016 for Emerging Markets Portfolio.

AB BLENDED STYLE FUNDS •	127

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

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Small Cap Growth Portfolio

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INTERNATIONAL/ GLOBAL EQUITY

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FIXED INCOME

Municipal

High Income Municipal Portfolio

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Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

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ALTERNATIVES

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Select US Long/Short Portfolio

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MULTI-ASSET

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MULTI-ASSET (continued)

Target-Date

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Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

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Wealth Strategies

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Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

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AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

128	• AB BLENDED STYLE FUNDS

AB Family of Funds

AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0152-0316

MAR    03.31.16

SEMI-ANNUAL REPORT

AB SHORT DURATION PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

May 18, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Short Duration Portfolio (the “Portfolio”) for the semi-annual reporting period ended March 31, 2016.

Investment Objective and Policies

The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P, the “Adviser”, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 7 shows performance for the Portfolio compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended March 31, 2016.

AB SHORT DURATION PORTFOLIO •	1

All share classes underperformed the benchmark during both periods, before sales charges. An overweight to collateralized mortgage obligations detracted for both periods. However, sector positioning contributed for both periods, specifically overweights to asset-backed securities and commercial mortgage-backed securities. Security selection was immaterial for the six-month period, yet modestly contributed for the 12-month period, primarily within investment-grade corporates. Yield-curve positioning detracted for both periods, mainly from positioning along the two-year part of the US yield curve.

The Portfolio utilized derivatives during both periods. Treasury futures were used to manage duration and yield curve positioning while currency forwards were used for hedging purposes. Currency positioning had an immaterial impact for both time periods.

Market Review and Investment Strategy

Bond markets were volatile for the six- and 12-month periods ended March 31, 2016, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. In February oil prices reached $26 per barrel, their lowest level since May 2003, ultimately ending the period at $38 per barrel. These dynamics caused volatility within government bond yields, with the yield on the US 10-Year Treasury ranging from 2.5% to 1.7%, ultimately ending the period at 1.8%. Adding to the volatility, the US Federal Reserve raised the target on official rates by 25 basis points in December, lifting the range to 0.25%-0.50%, which was the first rate hike in nine years.

In other markets, including Europe and Japan, further accommodative monetary policy measures were introduced. The European Central Bank delivered further quantitative easing measures by cutting the deposit rate and increasing monthly bond purchases. Additionally, the Bank of Japan decreased its deposit rate early in 2016. In emerging markets, political and economic instability across regions negatively affected the investment environment, as slower growth in China, Brazil and other emerging-market economies caused further pressure on credit markets throughout most of the reporting period. However, in mid-February, many risk assets rallied on the back of oil prices moving higher. March 2016 was the strongest month for high-yield securities in almost five years. For the 12-month period, investment-grade bonds outperformed US high-yield bonds. Emerging-market hard currency government bonds (US dollar-denominated debt instruments issued by emerging-market sovereign and quasi-sovereign entities) outperformed the US 10-Year Treasury. However, emerging-market local currency government bonds (local emerging-market bonds denominated in domestic currency of the issuing country) underperformed the US 10-Year Treasury.

2	• AB SHORT DURATION PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year US Treasury Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB SHORT DURATION PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated

4	• AB SHORT DURATION PORTFOLIO

Disclosures and Risks

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The financial instability of some countries

AB SHORT DURATION PORTFOLIO •	5

Disclosures and Risks

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolio have been deducted. Net Asset Value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB SHORT DURATION PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Short Duration Portfolio
Class A	0.14%	0.26%

Class B*	-0.10%	-0.17%

Class C	0.02%	-0.12%

BofA ML 1-3 Year US Treasury Index	0.46%	0.92%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

AB SHORT DURATION PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			0.05%
1 Year	0.26%	-3.98%
5 Years	0.28%	-0.59%
10 Years	1.33%	0.89%

Class B Shares			-0.85%
1 Year	-0.17%	-3.16%
5 Years	-0.07%	-0.07%
10 Years(a)	0.89%	0.89%

Class C Shares			-0.71%
1 Year	-0.12%	-1.12%
5 Years	-0.02%	-0.02%
10 Years	0.83%	0.83%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-3.98%
5 Years		-0.59%
10 Years		0.89%

Class B Shares
1 Year		-3.16%
5 Years		-0.07%
10 Years(a)		0.89%

Class C Shares
1 Year		-1.12%
5 Years		-0.02%
10 Years		0.83%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.72% and 1.72% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2016.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

8	• AB SHORT DURATION PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.40	$4.70	0.94%
Hypothetical**	$1,000	$1,020.30	$4.75	0.94%
Class B
Actual	$1,000	$999.00	$6.30	1.26%
Hypothetical**	$1,000	$1,018.70	$6.36	1.26%
Class C
Actual	$1,000	$1,000.20	$5.90	1.18%
Hypothetical**	$1,000	$1,019.10	$5.96	1.18%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB SHORT DURATION PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $367.2

*	All data are as of March 31, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• AB SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 37.9%
United States – 37.9%
U.S. Treasury Notes 0.50%, 4/30/17	U.S.$	12,880	$12,860,886
0.75%, 1/31/18		44,853	44,869,088
0.875%, 11/30/17-3/31/18		74,530	74,715,580
1.25%, 4/30/19		3,500	3,537,597
1.375%, 1/31/21		3,110	3,132,355

Total Governments – Treasuries (cost $138,983,679)			139,115,506

ASSET-BACKED SECURITIES – 17.3%
Autos - Fixed Rate – 8.9%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		629	630,981
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,099	1,097,276
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		166	166,019
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,095	1,092,780
Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,839	1,868,007
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		1,131	1,128,331
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		502	502,533
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		1,558	1,564,870
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		772	775,904
Drive Auto Receivables Trust Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		275	274,451
Series 2016-AA, Class A2A 1.50%, 3/15/18(a)		510	510,086

AB SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)	U.S.$	176	$175,597
Series 2014-2, Class A2 1.05%, 3/20/20(a)		836	831,499
Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,079	1,072,935
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		838	839,233
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17		1,204	1,204,424
Ford Credit Auto Owner Trust Series 2013-A, Class D 1.86%, 8/15/19		752	751,954
Series 2014-2, Class A 2.31%, 4/15/26(a)		1,274	1,290,852
Series 2016-1, Class A 2.31%, 8/15/27(a)		728	730,142
Ford Credit Floorplan Master Owner Trust A Series 2014-1, Class A1 1.20%, 2/15/19		1,300	1,299,225
Series 2016-1, Class A1 1.76%, 2/15/21		587	585,786
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		834	834,332
Series 2015-2, Class A3 1.68%, 12/20/18		1,020	1,021,900
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		469	467,840
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,720	1,717,398
Series 2015-1, Class A3 1.41%, 6/15/20		492	491,829
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		470	469,646
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		940	924,186
Series 2016-1A, Class A 2.32%, 3/25/20(a)		566	566,018
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		822	820,588

12	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	U.S.$	605	$605,355
Series 2015-B, Class A3 1.40%, 11/15/18(a)		496	496,829
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17		341	341,391
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		585	585,624
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		941	942,590
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		326	325,381
Series 2015-4, Class A2A 1.20%, 12/17/18		300	299,050
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		451	449,861
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,197	1,195,934
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(a)		471	465,658
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		527	526,996
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		638	637,624

			32,578,915

Credit Cards - Fixed Rate – 2.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		773	774,809
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,260	1,288,964
Series 2015-2, Class A 1.56%, 3/15/21		641	644,412
Series 2015-4, Class A 1.72%, 8/16/21		627	630,431

AB SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	U.S.$	821	$827,506
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		814	819,985
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,193	1,207,218
Series 2015-3, Class A 1.74%, 9/15/21		780	780,022
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	969,096
Series 2013-A, Class A 1.61%, 12/15/21		610	611,060
Series 2015-B, Class A 2.55%, 6/17/24		1,300	1,322,632

			9,876,135

Credit Cards - Floating Rate – 2.5%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 0.966% (LIBOR 1 Month + 0.53%), 2/18/20(a)(b)		1,300	1,299,327
Series 2014-1, Class A 0.786% (LIBOR 1 Month + 0.35%), 3/16/20(b)		1,200	1,198,427
Chase Issuance Trust Series 2013-A6, Class A6 0.856% (LIBOR 1 Month + 0.42%), 7/15/20(b)		2,388	2,390,569
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.866% (LIBOR 1 Month + 0.43%), 7/15/21(b)		895	896,100
Series 2015-A1, Class A1 0.886% (LIBOR 1 Month + 0.35%), 8/17/20(b)		1,003	1,002,501
First National Master Note Trust Series 2013-2, Class A 0.966% (LIBOR 1 Month + 0.53%), 10/15/19(b)		912	911,129
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.916% (LIBOR 1 Month + 0.48%), 2/15/22(b)		1,347	1,343,731

			9,041,784

14	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 1.6%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 1.006% (LIBOR 1 Month + 0.57%), 1/15/22(b)	U.S.$	1,003	$990,323
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.812% (LIBOR 1 Month + 0.38%), 7/20/19(b)		615	612,349
Series 2015-1, Class A 0.932% (LIBOR 1 Month + 0.50%), 1/20/20(b)		1,055	1,044,862
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.992% (LIBOR 1 Month + 0.55%), 12/10/27(a)(b)		479	479,001
Series 2014-1, Class A 0.842% (LIBOR 1 Month + 0.40%), 4/10/28(a)(b)		860	860,663
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.183% (LIBOR 1 Month + 0.75%), 10/25/19(a)(b)		776	772,756
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.932% (LIBOR 1 Month + 1.50%), 10/20/20(a)(b)		957	957,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.782% (LIBOR 1 Month + 0.35%), 7/22/19(a)(b)		300	295,694

			6,012,648

Other ABS - Fixed Rate – 1.6%
Ascentium Equipment Receivables LLC Series 2015-2A, Class A1 1.00%, 11/10/16(a)		474	473,092
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		475	474,746
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18		150	149,786
Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,366,613
Series 2014-B, Class A4 1.61%, 5/17/21		1,300	1,301,398
Series 2015-A, Class A4 1.85%, 4/15/21		655	658,224

AB SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dell Equipment Finance Trust Series 2014-1, Class A3 0.94%, 6/22/20(a)	U.S.$	423	$423,124
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		68	67,682

			5,914,665

Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		13	– 0	–

Total Asset-Backed Securities (cost $63,372,866)			63,424,147

CORPORATES – INVESTMENT GRADE – 16.5%
Financial Institutions – 10.1%
Banking – 9.8%
Abbey National Treasury Services PLC/United Kingdom 4.00%, 4/27/16		1,615	1,618,280
ABN AMRO Bank NV 2.50%, 10/30/18(a)		1,498	1,518,484
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,747,858
Bank of America NA 1.65%, 3/26/18		860	858,968
Barclays PLC 2.00%, 3/16/18		880	870,975
BNP Paribas SA 2.375%, 9/14/17-5/21/20		2,421	2,445,004
Capital One Bank USA NA 1.15%, 11/21/16		1,000	1,000,423
Citigroup, Inc. 1.136% (LIBOR 3 Month + 0.52%), 5/01/17(b)		898	896,755
1.325% (LIBOR 3 Month + 0.70%), 11/24/17(b)		992	987,320
Compass Bank 1.85%, 9/29/17		950	951,267
Credit Agricole SA/London 3.00%, 10/01/17(a)		1,400	1,430,034
Credit Suisse AG/New York NY Series G 1.375%, 5/26/17		1,196	1,192,606
Danske Bank A/S 3.875%, 4/14/16(a)		618	618,475

16	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Fifth Third Bank/Cincinnati OH 1.15%, 11/18/16	U.S.$	940	$941,515
Goldman Sachs Group, Inc. (The) 1.779% (LIBOR 3 Month + 1.16%), 4/23/20(b)		876	870,569
HSBC USA, Inc. 1.70%, 3/05/18		884	881,919
Huntington National Bank (The) 2.20%, 11/06/18		940	941,538
JPMorgan Chase & Co. 1.145% (LIBOR 3 Month + 0.51%), 3/01/18(b)		896	885,992
KeyBank NA/Cleveland OH 1.70%, 6/01/18		1,270	1,269,789
Lloyds Bank PLC 1.75%, 3/16/18		1,539	1,537,190
Mizuho Bank Ltd. 1.08% (LIBOR 3 Month + 0.45%), 9/25/17(a)(b)		1,935	1,932,171
Morgan Stanley 1.875%, 1/05/18		859	861,733
5.625%, 9/23/19		888	988,138
PNC Bank NA 1.80%, 11/05/18		940	944,821
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,903,058
Societe Generale SA 2.75%, 10/12/17		1,220	1,235,652
UBS AG/Stamford CT Series G 1.80%, 3/26/18		1,372	1,376,637
US Bank NA/Cincinnati OH 1.101% (LIBOR 3 Month + 0.48%), 10/28/19(b)		714	706,280
1.45%, 1/29/18		1,000	1,006,133
Wells Fargo & Co. 2.125%, 4/22/19		1,427	1,449,862

			35,869,446

Insurance – 0.3%
MetLife, Inc. 1.756%, 12/15/17		1,271	1,278,016

			37,147,462

Industrial – 6.1%
Basic – 0.4%
Monsanto Co. 0.82% (LIBOR 3 Month + 0.20%), 11/07/16(b)		1,590	1,585,034

AB SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.6%
NBCUniversal Enterprise, Inc. 1.159% (LIBOR 3 Month + 0.54%), 4/15/16(a)(b)	U.S.$	2,120	$2,120,369

Communications - Telecommunications – 0.8%
America Movil SAB de CV 5.00%, 3/30/20		744	823,214
AT&T, Inc. 1.40%, 12/01/17		2,035	2,035,985

			2,859,199

Consumer Cyclical - Automotive – 1.3%
Ford Motor Credit Co. LLC 1.461%, 3/27/17		1,027	1,025,592
General Motors Financial Co., Inc. 3.10%, 1/15/19		960	971,480
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(a)		1,115	1,131,858
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,588,194

			4,717,124

Consumer Non-Cyclical – 1.6%
AbbVie, Inc. 1.75%, 11/06/17		2,000	2,009,256
Actavis, Inc. 6.125%, 8/15/19		852	954,612
Celgene Corp. 2.125%, 8/15/18		952	962,782
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,905,555

			5,832,205

Energy – 0.4%
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)		1,480	1,489,709

Services – 0.4%
eBay, Inc. 2.50%, 3/09/18		431	437,991
Visa, Inc. 2.20%, 12/14/20		1,180	1,209,315

			1,647,306

Technology – 0.6%
Cisco Systems, Inc. 0.912% (LIBOR 3 Month + 0.28%), 3/03/17(b)		1,515	1,516,789

18	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUALCOMM, Inc. 1.40%, 5/18/18	U.S.$	804	$808,064

			2,324,853

			22,575,799

Utility – 0.3%
Electric – 0.3%
Georgia Power Co. 1.95%, 12/01/18		930	939,610

Total Corporates – Investment Grade (cost $60,567,546)			60,662,871

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.0%
Non-Agency Fixed Rate CMBS – 9.5%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,767	1,831,493
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 6.085%, 3/15/49		40	40,153
Series 2013-GC11, Class XA 1.852%, 4/10/46(e)		14,522	966,631
Series 2015-GC29, Class A2 2.674%, 4/10/48		1,025	1,050,008
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,018	1,032,676
Series 2012-CR4, Class A1 0.704%, 10/15/45		642	639,957
Series 2013-CR6, Class A1 0.719%, 3/10/46		1,154	1,146,266
Series 2013-CR6, Class A2 2.122%, 3/10/46		988	995,012
Series 2013-LC6, Class A1 0.724%, 1/10/46		580	576,164
Series 2013-LC6, Class XA 1.733%, 1/10/46(e)		1,948	127,543
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,281	1,329,186
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,560	1,612,003
Credit Suisse Commercial Mortgage Trust Series 2007-C4, Class A4 5.941%, 9/15/39		959	994,121
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.611%, 2/10/46(e)		11,909	957,188

AB SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 8/10/45	U.S.$	494	$509,184
Series 2012-GCJ7, Class XA 2.509%, 5/10/45(e)		6,719	568,209
Series 2014-GC20, Class A2 3.002%, 4/10/47		1,500	1,548,519
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,179	2,226,966
Series 2013-C10, Class A1 0.73%, 12/15/47		526	522,938
Series 2013-C13, Class A2 2.665%, 1/15/46		1,500	1,532,594
Series 2013-C16, Class A2 3.07%, 12/15/46		1,670	1,719,643
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		1,741	1,789,290
Series 2015-C28, Class A2 2.773%, 10/15/48		1,250	1,288,272
Series 2015-C29, Class A2 2.921%, 5/15/48		600	622,996
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		578	578,762
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		726	729,782
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		1,092	1,136,847
Series 2015-C23, Class A2 2.982%, 7/15/50		930	969,195
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		731	726,253
Series 2013-C5, Class A1 0.779%, 3/10/46		1,171	1,160,744
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		223	223,603
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		888	884,506

20	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-NXS1, Class A2 2.632%, 5/15/48	U.S.$	557	$571,460
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA 1.736%, 12/15/45(a)(e)		1,661	132,973
Series 2012-C6, Class XA 2.357%, 4/15/45(a)(e)		1,101	90,102
Series 2012-C9, Class A1 0.673%, 11/15/45		925	920,048
Series 2013-C12, Class A1 0.735%, 3/15/48		225	224,147
Series 2014-C24, Class A2 2.863%, 11/15/47		900	931,128

			34,906,562

Non-Agency Floating Rate CMBS – 0.9%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.756% (LIBOR 1 Month + 1.32%), 11/15/19(a)(b)		597	594,587
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.356% (LIBOR 1 Month + 0.92%), 6/15/29(a)(b)		1,087	1,061,068
Morgan Stanley Capital I Trust Series 2007-IQ14, Class A4 5.692%, 4/15/49(f)		833	853,142
PFP III Ltd. Series 2014-1, Class A 1.606% (LIBOR 1 Month + 1.17%), 6/14/31(a)(b)		11	11,098
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.491% (LIBOR 1 Month + 1.05%), 4/15/32(a)(b)		310	302,620
Starwood Retail Property Trust Series 2014-STAR, Class A 1.656% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)		622	607,966

			3,430,481

Agency CMBS – 0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		2,066	2,172,571

AB SHORT DURATION PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2006-51, Class IO 0.457%, 8/16/46(e)	U.S.$	1,431	$44,376

			2,216,947

Total Commercial Mortgage-Backed Securities (cost $41,043,044)			40,553,990

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.8%
Agency Fixed Rate – 2.6%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		2,451	2,520,499
Series 4029, Class NE 2.50%, 3/15/41		2,504	2,543,485
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		797	817,389
Series 2011-39, Class DA 3.50%, 7/25/24		396	398,021
Series 2014-54, Class LA 3.00%, 2/25/44		1,237	1,253,506
Series 2015-72, Class PC 3.00%, 10/25/43		2,049	2,100,091

			9,632,991

Agency Floating Rate – 2.5%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 0.936% (LIBOR 1 Month + 0.50%), 6/15/39(b)		1,266	1,261,488
Series 4286, Class VF 0.886% (LIBOR 1 Month + 0.45%), 12/15/43(b)		1,400	1,382,838
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.783% (LIBOR 1 Month + 0.35%), 6/25/43(b)		1,323	1,305,041
Series 2014-49, Class AF 0.746% (LIBOR 1 Month + 0.32%), 8/25/44(b)		2,262	2,234,477
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.998% (LIBOR 1 Month + 0.56%), 12/08/20(b)		3,074	3,078,187

			9,262,031

22	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Risk Share Floating Rate – 2.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.283% (LIBOR 1 Month + 0.85%), 4/25/24(b)	U.S.$	400	$399,970
Series 2014-HQ1, Class M1 2.083% (LIBOR 1 Month + 1.65%), 8/25/24(b)		519	520,022
Series 2014-HQ2, Class M1 1.883% (LIBOR 1 Month + 1.45%), 9/25/24(b)		300	300,311
Series 2014-HQ3, Class M1 2.083% (LIBOR 1 Month + 1.65%), 10/25/24(b)		254	254,888
Series 2015-DNA3, Class M1 1.783% (LIBOR 1 Month + 1.35%), 4/25/28(b)		567	567,655
Series 2015-HQA2, Class M1 1.583% (LIBOR 1 Month + 1.15%), 5/25/28(b)		295	295,110
Series 2016-HQA1, Class M1 2.191% (LIBOR 1 Month + 1.75%), 9/25/28(b)		803	803,843
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M1 2.033% (LIBOR 1 Month + 1.60%), 1/25/24(b)		942	940,987
Series 2014-C02, Class 1M1 1.383% (LIBOR 1 Month + 0.95%), 5/25/24(b)		1,067	1,053,426
Series 2014-C02, Class 2M1 1.383% (LIBOR 1 Month + 0.95%), 5/25/24(b)		1,134	1,125,002
Series 2014-C04, Class 2M1 2.533% (LIBOR 1 Month + 2.10%), 11/25/24(b)		557	558,852
Series 2015-C01, Class 1M1 1.933% (LIBOR 1 Month + 1.50%), 2/25/25(b)		247	246,710
Series 2015-C03, Class 1M1 1.933% (LIBOR 1 Month + 1.50%), 7/25/25(b)		372	372,248
Series 2016-C02, Class 1M1 2.585% (LIBOR 1 Month + 2.15%), 9/25/28(b)		793	793,875

AB SHORT DURATION PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.183% (LIBOR 1 Month + 2.75%), 11/25/25(a)(b)	U.S.$	211	$210,947
Series 2015-WF1, Class 2M1 3.283% (LIBOR 1 Month + 2.85%), 11/25/25(b)(d)		255	255,155

			8,699,001

Non-Agency Floating Rate – 0.3%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.136% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)		470	466,359
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.12% (1 Year Treasury + 0.47%), 2/25/42(a)(b)		887	752,314

			1,218,673

Total Collateralized Mortgage Obligations (cost $29,023,719)			28,812,696

MORTGAGE PASS-THROUGHS – 1.7%
Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 1.941% (LIBOR 6 Month + 1.41%), 1/01/37(b)		7	7,545

Agency Fixed Rate 15-Year – 0.5%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		603	651,079
6.50%, 3/01/26		939	1,027,834
Federal National Mortgage Association Series 2001 6.00%, 11/01/16-12/01/16		15	14,945
Series 2002 8.00%, 8/01/16		2	1,950
6.00%, 2/01/17		22	22,575
6.00%, 12/01/21		10	10,501

			1,728,884

Agency Fixed Rate 30-Year – 1.2%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		2,607	2,938,204

24	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2002 7.50%, 3/15/32	U.S.$	121	$146,475
5.00%, 10/15/39		1,203	1,347,978

			4,432,657

Total Mortgage Pass-Throughs (cost $6,040,388)			6,169,086

AGENCIES – 0.9%
Agency Callables – 0.9%
Federal Home Loan Mortgage Corp. Series 0002 1.25%, 5/25/18 (cost $3,232,252)		3,234	3,233,687

INFLATION-LINKED SECURITIES – 0.9%
United States – 0.9%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $3,153,715)		3,113	3,180,127

COVERED BONDS – 0.5%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,863,302)		1,865	1,863,642

Total Investments – 94.5% (cost $347,280,511)			347,015,752
Other assets less liabilities – 5.5%			20,264,258

Net Assets – 100.0%			$367,280,010

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	529	June 2016	$115,728,928	$115,718,750	$(10,178)
U.S. T-Note 5 Yr (CBT) Futures	17	June 2016	2,057,822	2,059,789	1,967

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	26	June 2016	3,390,762	3,390,156	606

					$(7,605)

AB SHORT DURATION PORTFOLIO •	25

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	JPY	1,890,000	USD	16,799	4/20/16	$(2,804)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $39,493,809 or 10.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of March 31, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$	– 0	–	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 3.283%, 11/25/25	9/28/15	255,085		255,155		0.07%

(e)	IO – Interest Only

(f)	Variable rate coupon, rate shown as of March 31, 2016.

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

26	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2016 (unaudited)

Assets
Investments in securities, at value	$347,015,752
Foreign currencies, at value(a)	16,793,283
Cash	2,373,437
Cash collateral due from broker	372,873
Receivables:
Dividends and interest	841,743
Investment securities sold and foreign currency transactions	25,274,584
Capital shares sold	144,895
Margin due from broker on exchange-traded derivatives	35,296

Total assets	392,851,863

Liabilities
Payables:
Investment securities purchased	24,859,251
Capital shares redeemed	430,767
Management fee	134,956
Dividends to shareholders	50,141
Shareholder servicing fee	27,791
Distribution fee	17,908
Transfer Agent fee	5,187
Accrued expenses	43,048
Unrealized depreciation of forward currency exchange contracts	2,804

Total liabilities	25,571,853

Net Assets	$367,280,010

Cost of investments	$347,280,511

Net Assets Consist of:
Capital stock, at par	$31,323
Additional paid-in capital	387,586,154
Distributions in excess of net investment income	(436,581)
Accumulated net realized loss on investment transactions	(19,677,781)
Net unrealized appreciation/depreciation of:
Investments and futures transactions	(272,364)
Foreign currency denominated assets and liabilities	49,259

$367,280,010

(a)	Cost: $16,741,220. (Note 1)

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	27

Statement of Assets & Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$327,414,595
Shares of capital stock outstanding	27,923,658

Net asset value and offering price per share	$11.73

Class A Shares
Net Assets	$26,456,130
Shares of capital stock outstanding	2,254,365
Net asset value and redemption price per share	11.74
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.26

Class B Shares
Net Assets	$219,880
Shares of capital stock outstanding	18,776

Net asset value and offering price per share	$11.71

Class C Shares
Net Assets	$13,189,405
Shares of capital stock outstanding	1,126,540

Net asset value and offering price per share	$11.71

See notes to financial statements.

28	• AB SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2016 (unaudited)

Investment Income
Income:
Interest		$1,992,768
Expenses:
Management fee (see Note 2A)	705,674
Shareholder servicing fee (see Note 2B)	130,655
Custodian fee	68,286
Transfer Agent fee—Non-Retail Class	10,160
Transfer Agent fee—Class A	21,887
Transfer Agent fee—Class B	284
Transfer Agent fee—Class C	8,079
Distribution fees—Class A	40,556
Distribution fees—Class B	1,327
Distribution fees—Class C	66,860
Registration fees	30,999
Printing fees	22,476
Auditing and tax fees	9,836
Directors’ fees and expenses	8,600
Legal fees	3,640
Miscellaneous	11,682

Total expenses	1,141,001
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(38,144)

Net expenses		1,102,857

Net investment income		889,911

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(340,824)
Futures		156,512
Foreign currency transactions		292,785

Net realized gain on investment transactions		108,473

Net change in unrealized appreciation/depreciation of:
Investments		(185,536)
Futures		(52,683)
Foreign currency denominated assets and liabilities		(227,170)

Net change in unrealized appreciation/depreciation of investments		(465,389)

Net realized and unrealized loss on investment transactions		(356,916)

Net increase in net assets resulting from operations		$532,995

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$889,911	$1,551,360
Net realized gain (loss) on investment and foreign currency transactions	108,473	(447,811)
Net change in unrealized appreciation/depreciation of investments	(465,389)	992,425

Net increase in net assets resulting from operations	532,995	2,095,974
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(962,785)	(2,012,483)
Class A	(90,200)	(176,176)
Class B	(187)	(935)
Class C	(14,688)	(23,335)

Total dividends to shareholders	(1,067,860)	(2,212,929)

Capital-Share Transactions:
Net proceeds from sales of shares	168,952,427	138,678,328
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	815,137	1,647,007

Total proceeds from shares sold	169,767,564	140,325,335
Cost of shares redeemed	(114,491,465)	(211,488,505)

Net increase (decrease) in net assets from capital-share transactions	55,276,099	(71,163,170)

Net increase (decrease) in net assets	54,741,234	(71,280,125)
Net Assets:
Beginning of period	312,538,776	383,818,901

End of period(a)	$367,280,010	$312,538,776

(a) Includes distributions in excess of net investment income of:	$(436,581)	$(258,632)

See notes to financial statements.

30	• AB SHORT DURATION PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2016 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AB Short Duration Class A, Class B and Class C Shares on May 21, 2003 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

AB SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

32	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within

AB SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$139,115,506		$	– 0	–	$139,115,506
Asset-Backed Securities		– 0	–	57,509,482			5,914,665	(b)	63,424,147
Corporates – Investment Grade		– 0	–	60,662,871			– 0	–	60,662,871
Commercial Mortgage-Backed Securities		– 0	–	39,191,664			1,362,326		40,553,990
Collateralized Mortgage Obligations		– 0	–	19,361,381			9,451,315		28,812,696
Mortgage Pass-Throughs		– 0	–	6,169,086			– 0	–	6,169,086
Agencies		– 0	–	3,233,687			– 0	–	3,233,687
Inflation-Linked Securities		– 0	–	3,180,127			– 0	–	3,180,127
Covered Bonds		– 0	–	1,863,642			– 0	–	1,863,642

Total Investments in Securities		– 0	–	330,287,446			16,728,306		347,015,752
Other Financial Instruments(a):
Assets:
Futures		2,573		– 0	–		– 0	–	2,573	(c)
Liabilities:
Futures		(10,178)		– 0	–		– 0	–	(10,178	)(c)
Forward Currency Exchange Contracts		– 0	–	(2,804)			– 0	–	(2,804)

Total(d)		$(7,605)		$330,284,642			$16,728,306		$347,005,343

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	The Portfolio held securities with zero market value at period end.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

34	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities (a)		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations		Total
Balance as of 9/30/15	$6,453,950		$531,685		$5,570,960		$12,556,595
Accrued discounts/(premiums)	407		(640)		1,426		1,193
Realized gain (loss)	2,656		(740)		4,790		6,706
Change in unrealized appreciation/depreciation	(5,585)		(13,272)		(19,495)		(38,352)
Purchases/Payups	2,293,625		855,072		4,994,123		8,142,820
Sales/Paydowns	(2,830,388)		(9,779)		(1,602,589)		(4,442,756)
Transfers in to Level 3	– 0	–	– 0	–	502,100		502,100
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 3/31/16	$5,914,665		$1,362,326		$9,451,315		$16,728,306	(b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(c)	$(5,585)		$(13,272)		$(19,495)		$(38,352)

(a)	The Portfolio held securities with zero market value at period end.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

(c)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2016. Securities priced i) by third party vendors or ii) at net asset value are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/16			Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$0.00 / NA

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to

AB SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of

36	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2015, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

AB SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected

38	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of 0.45% of the first $750 million and 0.40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,946 for the six months ended March 31, 2016.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement,

AB SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares were limited to an annual rate of .25% of Class A shares’ average daily net assets attributable to the Retail Classes. For the period April 1, 2015 to June 30, 2015, the Distributor voluntarily reduced distribution service fees for the Short Duration Plus Portfolio Class A shares to 0.20 of 1% of the Class A shares’ average daily net assets. For the period July 1, 2015 to October 31, 2015, the Distributor further voluntarily reduced the Class A 12b-1 fee to zero. The fees are accrued daily and paid monthly. For the six months ended March 31, 2016, such waiver amounted to $38,144. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,580 and $1,007,590 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

40	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

The Distributor has advised the Portfolio that it has retained front-end sales charges of $706 from sales of Class A shares and received $256, $22, and $441 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2016.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2016 amounted to $4,625, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2016, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$42,730,362	$37,921,792
U.S. government securities	164,228,620	85,691,622

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$791,779
Gross unrealized depreciation	(1,056,538)

Net unrealized appreciation	$(264,759)

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect

AB SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2016, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such

42	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2016, the Portfolio held foreign-currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

AB SHORT DURATION PORTFOLIO •	43

Notes to Financial Statements

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty on the following pages.

At March 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$ 2,573*	Receivable/Payable for variation margin on exchange-traded derivatives	$10,178	*

Foreign exchange contracts			Unrealized depreciation on forward currency exchange contracts	2,804

Total		$2,573		$12,982

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$156,512	$(52,683)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	334,684	(168,391)

Total		$491,196	$(221,074)

44	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2015:

Futures:
Average original value of buy contracts	$108,193,658
Average original value of sale contracts	$16,034,403
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,117,776	(a)
Average principal amount of sale contracts	$16,421,382

(a)	Positions were open for less than one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio’s as of March 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$35,296	$	– 0	–	$	– 0	–	$	– 0	–	$35,296

Total	$35,296	$	– 0	–	$	– 0	–	$	– 0	–	$35,296	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Standard Chartered Bank	$2,804	$	– 0	–	$	– 0	–	$	– 0	–	$2,804

Total	$2,804	$	– 0	–	$	– 0	–	$	– 0	–	$2,804	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long

AB SHORT DURATION PORTFOLIO •	45

Notes to Financial Statements

or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2016, the Portfolio had no transactions in dollar rolls.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$2,212,929	$2,887,329

Total distributions paid	$2,212,929	$2,887,329

46	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

As of September 30, 2015, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Accumulated capital and other losses(a)	$(19,741,177)
Unrealized appreciation/(depreciation)(b)	29,819

Total accumulated earnings/(deficit)(c)	$(19,711,358)

(a)

As of September 30, 2015, the Portfolio had capital loss carryforwards of $19,501,765 for federal income tax purposes. During the fiscal year, the Portfolio had $4,022,522 of capital loss carryforwards expire. As of September 30, 2015, the Portfolio deferred $239,412 in straddles losses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of Treasury inflation-protected securities and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2015, the Portfolio had a net capital loss carryforward of $19,501,765 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 920,045	n/a	2016
5,807,512	n/a	2017
1,960,592	n/a	2018
2,061,764	n/a	2019
3,969,872	4,809,480	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

AB SHORT DURATION PORTFOLIO •	47

Notes to Financial Statements

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of

48	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

AB SHORT DURATION PORTFOLIO •	49

Notes to Financial Statements

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

50	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

Riskier than a Money-Market Fund—Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a moneymarket fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 14.3 billion shares of common stock, par value $0.001 per share, of which 1 billion shares are allocated to the Short Duration Plus Portfolio. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the six months ended March 31, 2016 and the year ended September 30, 2015, were as follows:

	Shares		Amount
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Short Duration Plus Class Shares
Shares sold	11,358,662	9,600,271	$133,104,838	$112,823,331

Shares issued to shareholders on reinvestment of dividends	61,188	127,991	716,391	1,503,428

Shares redeemed	(5,859,262)	(14,056,126)	(68,515,831)	(165,048,681)

Net increase (decrease)	5,560,588	(4,327,864)	65,305,398	(50,721,922)

Beginning of period	22,363,070	26,690,934	289,227,478	339,949,400

End of period	27,923,658	22,363,070	$354,532,876	$289,227,478

AB SHORT DURATION PORTFOLIO •	51

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Class A Shares
Shares sold	2,848,163	1,866,695	$33,352,376	$21,933,404

Shares issued to shareholders on reinvestment of dividends	7,042	10,790	82,536	126,756

Shares converted from Class B	9,422	40,391	110,492	474,766

Shares redeemed	(3,668,441)	(3,433,003)	(42,936,756)	(40,358,831)

Net decrease	(803,814)	(1,515,127)	(9,391,352)	(17,823,905)

Beginning of period	3,058,179	4,573,306	39,832,225	57,656,130

End of period	2,254,365	3,058,179	$30,440,873	$39,832,225

Class B Shares
Shares sold	5,590	15,617	$65,414	$183,413

Shares issued to shareholders on reinvestment of dividends	25	65	295	766

Shares converted to Class A	(9,439)	(40,473)	(110,493)	(474,766)

Shares redeemed	(6,490)	(46,321)	(75,832)	(543,133)

Net decrease	(10,314)	(71,112)	(120,616)	(833,720)

Beginning of period	29,090	100,202	2,159,991	2,993,711

End of period	18,776	29,090	$2,039,375	$2,159,991

Class C Shares
Shares sold	198,652	278,256	$2,319,307	$3,263,414

Shares issued to shareholders on reinvestment of dividends	1,361	1,370	15,915	16,057

Shares redeemed	(244,097)	(431,468)	(2,852,553)	(5,063,094)

Net decrease	(44,084)	(151,842)	(517,331)	(1,783,623)

Beginning of period	1,170,624	1,322,466	15,325,086	17,108,709

End of period	1,126,540	1,170,624	$14,807,755	$15,325,086

NOTE 7.

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is

52	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.

Liquidation of U.S. Government Short Duration Portfolio

At a meeting held on January 27, 2016, the Board approved the liquidation and termination of U.S. Government Short Duration Portfolio (the “Portfolio”) and made a liquidating distribution on May 3, 2016 (the “Liquidation Date”). The liquidation of the Portfolio may result in a taxable event for shareholders who are subject to federal income tax. Shareholders should consult their tax advisers.

NOTE 9.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB SHORT DURATION PORTFOLIO •	53

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30,

			2015		2014	2013	2012	2011

Net asset value, beginning of period	$ 11.75		$ 11.75		$ 11.75	$ 11.91	$ 11.89	$ 11.92

Income From Investment Operations
Net investment income†	.02		.03	(a)	.03	.01	.02	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.00	(b)	.02		.02	(.10)	.07	(.01)

Total from investment operations	.02		.05		.05	(.09)	.09	.07

Less dividends:
Dividends from net investment income	(.03)		(.05)		(.05)	(.07)	(.07)	(.10)

Net asset value, end of period	$ 11.74		$ 11.75		$ 11.75	$ 11.75	$ 11.91	$ 11.89

Total Return
Total investment return based on net asset value(c)	.14%		.43%		.41%	(.76)%	.72%	.63%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$26,456		$35,923		$53,727	$44,806	$52,991	$67,806
Average net assets (000 omitted)	$38,687		$42,125		$58,748	$47,682	$56,893	$64,792
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94	%*	.91	%+	.95%	.94%	.94%	.92%
Expenses, before waivers/reimbursements	.94	%*	.91	%+	.95%	.94%	.94%	.92%
Net investment income	.36	%*	.23	%(a)+	.22%	.06%	.16%	.67%
Portfolio turnover rate**	44%		86%		67%	120%	134%	99%

See	footnote summary on page 57.

54	• AB SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.73	$ 11.73	$ 11.72	$ 11.89	$ 11.89	$ 11.92

Income From Investment Operations
Net investment income (loss)(a)†	.00 (b)	(.01)	.01	(.02)	(.04)	.00 (b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.03	.03	(.11)	.07	(.01)

Total from investment operations	(.01)	.02	.04	(.13)	.03	(.01)

Less: Dividends
Dividends from net investment income	(.01)	(.02)	(.03)	(.04)	(.03)	(.02)

Net asset value, end of period	$ 11.71	$ 11.73	$ 11.73	$ 11.72	$ 11.89	$ 11.89

Total Return
Total investment return based on net asset value(c)	(.10)%	.16%	.33%	(1.09)%	.23%	(.05)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$220	$341	$1,175	$1,703	$2,592	$4,559
Average net assets (000 omitted)	$265	$662	$1,385	$2,071	$3,567	$5,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.26%*	1.17%+	1.13%	1.20%	1.45%	1.60%
Expenses, before waivers/reimbursements	1.83%*	1.72%+	1.68%	1.75%	1.78%	1.66%
Net investment income (loss)(a)	.04%*	(.07 )%+	.05%	(.20)%	(.34)%	(.01)%
Portfolio turnover rate**	44%	86%	67%	120%	134%	99%

See footnote summary on page 57.

AB SHORT DURATION PORTFOLIO •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
		2015		2014	2013	2012	2011

Net asset value, beginning of period	$ 11.72	$ 11.73		$ 11.72	$ 11.89	$ 11.89	$ 11.92

Income From Investment Operations
Net investment income (loss)(a)†	.01	.00	(b)	.01	(.01)	(.03)	.00 (b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.01		.03	(.11)	.06	.00 (b)

Total from investment operations	.00	.01		.04	(.12)	.03	.00 (b)

Less: Dividends
Dividends from net investment income	(.01)	(.02)		(.03)	(.05)	(.03)	(.03)

Net asset value, end of period	$ 11.71	$ 11.72		$ 11.73	$ 11.72	$ 11.89	$ 11.89

Total Return
Total investment return based on net asset value(c)	.02%	.08%		.34%	(1.01)%	.25%	(.02)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$13,189	$13,724		$15,507	$18,421	$20,608	$24,840
Average net assets (000 omitted)	$13,372	$13,866		$17,270	$19,599	$22,617	$25,340
Ratio to average net assets of:
Expenses	1.18%*	1.17	%+	1.11%	1.11%	1.38%	1.57%
Expenses, before waivers/reimbursements	1.74%*	1.72	%+	1.66%	1.66%	1.72%	1.63%
Net investment income (loss)(a)	.11%*	(.01	)%+	.06%	(.11)%	(.27)%	.02%
Portfolio turnover rate**	44%	86%		67%	120%	134%	99%

See footnote summary on page 57.

56	• AB SHORT DURATION PORTFOLIO

Financial Highlights

*	Annualized.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Net of fees and expenses waived by Distributor.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	57

Financial Highlights

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Shawn Keegan, Vice President(3) Michael S. Canter, Vice President(3) Greg J. Wilensky, Vice President(3)	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Keegan, Canter and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

58	• AB SHORT DURATION PORTFOLIO

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio1

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Funds (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 22, 2015. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 21, 2015, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2015 certain information relating to the profitability of the Adviser in 2014 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2015. In addition, the Independent Directors received materials

1	This liquidation of this Portfolio was approved on January 27, 2016.

AB SHORT DURATION PORTFOLIO •	59

Board’s Consideration of Investment Management Arrangement

prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 17, 2015, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on October 22, 2015, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of enhancements made to the investment strategies and research processes over multiple years. Following the September 17, 2015 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 7, 2015. The Independent Directors held a telephonic meeting on October 15, 2015 to discuss the contract renewal materials and supplemental materials. On October 21-22, 2015, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 22, 2015, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 22, 2015 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

60	• AB SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

AB SHORT DURATION PORTFOLIO •	61

Board’s Consideration of Investment Management Arrangement

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2015 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2015. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2013 and 2014, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 23, 2015 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

62	• AB SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 22, 2015 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of proposed changes in the operation of the Overlay Portfolios, it was anticipated that there would be significant waivers of management fees for those Portfolios to reflect their investment in underlying portfolios managed by the Adviser.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

AB SHORT DURATION PORTFOLIO •	63

Board’s Consideration of Investment Management Arrangement

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2016, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2016, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

64	• AB SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

AB SHORT DURATION PORTFOLIO •	65

Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

In connection with the establishment of the International Small Cap Portfolio of the Bernstein Fund, Inc., the Adviser proposed at the September 17, 2015 meeting to revise the investment policies of Tax-Managed International Portfolio and International Portfolio to reduce or eliminate the Portfolios’ small-cap exposure to permit them to focus on securities of larger companies.

1	The Senior Officer’s evaluation was completed on October 5, 2015 and discussed with the Board on October 14, 21 and 22, 2015.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

66	• AB SHORT DURATION PORTFOLIO

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

3	Jones v. Harris at 1427.

AB SHORT DURATION PORTFOLIO •	67

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed removing the 5 basis points advisory fee waiver.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

68	• AB SHORT DURATION PORTFOLIO

The Portfolios’ net assets on September 30, 2015 and September 30, 2014 are set forth below:

Portfolio	09/30/15 Net Assets ($MM)	09/30/14 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,569.0	$3,754.9	-$	185.9
International Portfolio	$1,460.6	$1,535.8	-$	75.2
Emerging Markets Portfolio	$1,108.2	$1,299.2	-$	191.0
U.S. Government Short Duration Portfolio	$36.6	$45.0	-$	8.4
Short Duration Plus Portfolio	$313.2	$384.1	-$	70.9
Intermediate Duration Portfolio	$3,453.7	$3,852.8	-$	399.1
Short Duration California Municipal Portfolio	$25.0	$40.8	-$	15.8
Short Duration Diversified Municipal Portfolio	$189.9	$257.3	-$	67.4
Short Duration New York Municipal Portfolio	$60.7	$91.3	-$	30.6
California Municipal Portfolio	$1,151.9	$1,119.9		$32.0
Diversified Municipal Portfolio	$6,530.5	$6,298.7		$231.8
New York Municipal Portfolio	$1,693.4	$1,713.0	-$	19.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2015 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.821%[5]	-0.107%
International Portfolio	0.968%	0.851%[5]	-0.117%
Emerging Markets Portfolio	1.238%	1.113%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.464%	0.458%	-0.006%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.493%	0.493%	0.000%
Diversified Municipal Portfolio	0.458%	0.419%	-0.039%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

AB SHORT DURATION PORTFOLIO •	69

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2015:

Portfolio	Semi-Annual Period Ending 03/31/15 Total Expense Ratio[6]
Tax-Managed International Portfolio[7]	Private Client	1.11%
	Class A	1.14%
	Class B	1.85%
	Class C	1.86%

International Portfolio[7]	Private Client	1.16%
	Class A	1.18%
	Class B	1.90%
	Class C	1.90%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.78%

Short Duration Plus Portfolio[8],[9]	Private Client	0.63%
	Class A	0.99%
	Class B	1.15%
	Class C	1.14%

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[8]	Private Client	0.78%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.68%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.85%
	Class B	1.94%
	Class C	1.57%

6	Annualized.

7	Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month ended March 31, 2015, such fees amounted to $4,388 and $23,775, respectively for Tax-Managed International Portfolio and International Portfolio.

8	For the six month period ending March 31, 2015, to prevent expenses of Short Duration Plus Portfolio and Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $8,757 and $1,066, respectively. Short Duration Plus Portfolio’s distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, reimbursed an additional amount of $95.

9	ABI voluntarily agreed to waive a portion of the Portfolio’s Rule 12b-1 fee for Classes A, B and C shares to limit such fee to 0.20%, 0.45% and 0.45%, respectively for each share class. For the six months ended March 31, 2015, such waiver amounted to $43,745.

70	• AB SHORT DURATION PORTFOLIO

Portfolio	Semi-Annual Period Ending 03/31/15 Total Expense Ratio[6]
Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.83%
	Class B	1.59%
	Class C	1.55%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.83%
	Class B	1.57%
	Class C	1.55%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

AB SHORT DURATION PORTFOLIO •	71

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.10 In addition to the relevant AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2015 net assets.11

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio[12]	$3,569.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.821%

International Portfolio[12]	$1,460.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.420%	0.851%

Emerging Markets Portfolio[12]	$1,108.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.809%	1.113%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	The effective advisory fee shown for the Portfolio reflects the 5 basis points advisory fee waiver currently in place.

72	• AB SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[13]	$36.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.255%	0.450%

Short Duration Plus Portfolio	$313.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.283%	0.450%

Intermediate Duration Portfolio	$3,453.7	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.255%	0.458%

Short Duration California Municipal Portfolio	$25.0	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.280%	0.450%

Short Duration Diversified Municipal Portfolio	$189.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.187%	0.450%

Short Duration New York Municipal Portfolio	$60.7	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.233%	0.450%

13	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AB Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

AB SHORT DURATION PORTFOLIO •	73

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$1,151.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.493%

Diversified Municipal Portfolio	$6,530.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.419%

New York Municipal Portfolio	$1,693.4	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.14 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory

14	Group peers selected by Lipper from the 2015 Lipper 15(c) Report.

74	• AB SHORT DURATION PORTFOLIO

fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2015 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.851%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.113%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[15]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.450%	0.458%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.493%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.407%	0.419%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

15	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%.

AB SHORT DURATION PORTFOLIO •	75

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2015 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio[16]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.995%	1.113%

	Emerging Markets Growth Portfolio[17]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance The Adviser is currently waiving 5 basis points of its advisory fee.	1.113%	1.113%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[18]
Emerging Markets Portfolio	Emerging Markets Growth
	Class A	1.70%
	Class I (Institutional)	0.90%

Emerging Markets Portfolio	Emerging Markets Value
	Class A	1.75%
	Class I (Institutional)	0.95%

16	Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries.

17	Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

18	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

76	• AB SHORT DURATION PORTFOLIO

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[19],[20]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2015 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[21]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.584%	0.851%

Emerging Markets Portfolio[22]	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.482%	1.113%

19	The ITM fund is privately placed or institutional.

20	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

21	The sub-advised relationship is with an affiliate of the Adviser.

22	The advisory fee shown for Emerging Markets Portfolio includes the 5 basis points advisory fee waiver.

AB SHORT DURATION PORTFOLIO •	77

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
U.S. Government Short Duration Portfolio	Client #3[21]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[21]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.419%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

78	• AB SHORT DURATION PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.23,24 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)25 and the Portfolio’s contractual management fee ranking.26

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

23	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

24	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

25	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

26	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB SHORT DURATION PORTFOLIO •	79

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Broadridge peers.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Tax-Managed International Portfolio[27]	0.869	0.819	10/14
Pro-forma	0.819	0.819	8/14

International Portfolio[27]	0.897	0.944	6/15
Pro-forma	0.847	0.944	5/15

Emerging Markets Portfolio[28],[29]	1.150	1.125	10/18
Pro-forma	1.100	1.125	9/18

U.S. Government Short Duration Portfolio	0.450	0.450	7/14

Short Duration Plus Portfolio	0.450	0.400	11/19

Intermediate Duration Portfolio	0.457	0.395	11/15

Short Duration California Municipal Portfolio[30]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.423	8/13

Short Duration New York Municipal Portfolio[30]	0.450	0.450	5/9

California Municipal Portfolio[30]	0.493	0.483	9/15

Diversified Municipal Portfolio	0.419	0.415	10/15

New York Municipal Portfolio[30]	0.479	0.472	11/16

27	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

28	The Portfolio’s actual management fee was 1.098%, while the EG and EU medians for actual (net) management fees was 1.088% and 0.962%, respectively. The Portfolio’s management fee on a gross basis, in which the management fee waiver is added to the management fee, was 1.148%, while the EG and EU medians for gross management fees were 1.103% and 1.048%, respectively.

29	The difference between the contractual management fee and actual management fee is that the contractual management fees for the Portfolio and its peers are based on the Portfolio’s current net assets rounded to the nearest $25 million, and does not include any temporary management fee waivers or reimbursements. Actual net and gross management fees are based on each fund’s actual average net assets, regardless the statuses of the management fee waivers or reimbursements.

30	Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

80	• AB SHORT DURATION PORTFOLIO

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[31]	Broadridge. EG Median (%)	Broadridge Group Rank	Broadridge. EU Median (%)	Broadridge Universe Rank
Tax-Managed International Portfolio	1.109	1.150	7/14	1.150	117/257
Without 5 bp adv. fee waiver	1.159	1.150	7/14	1.150	131/257

International Portfolio	1.152	1.254	5/15	1.150	130/257
Without 5 bp adv. fee waiver	1.202	1.254	5/15	1.150	150/257

Emerging Markets Portfolio	1.436	1.561	6/18	1.407	210/395
Without 5 bp adv. fee waiver	1.486	1.561	6/18	1.407	231/395

U.S. Government Short Duration Portfolio	0.779	0.778	8/14	0.701	35/55

Short Duration Plus Portfolio	0.624	0.651	8/19	0.621	85/168

Intermediate Duration Portfolio	0.581	0.780	4/15	0.651	99/284

Short Duration California Municipal Portfolio[32]	0.727	0.727	5/9	0.665	10/17

Short Duration Diversified Municipal Portfolio	0.620	0.642	6/14	0.555	43/66

Short Duration New York Municipal Portfolio[32]	0.665	0.665	5/9	0.665	9/17

California Municipal Portfolio[32]	0.635	0.741	5/16	0.608	98/177

Diversified Municipal Portfolio	0.557	0.678	4/15	0.609	50/131

New York Municipal Portfolio[32]	0.614	0.747	3/16	0.627	75/155

Based on this analysis, considering pro-forma information where possible, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis, with the exception of International Portfolio,

31	The total expense ratios are for the most recently completed fiscal year Private Client Class.

32	Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

AB SHORT DURATION PORTFOLIO •	81

Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio, which have equally favorable rankings, and U.S. Government Short Duration Portfolio, which has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013. Including administrative and servicing expenses, with the exception of California Municipal Portfolio, where the Adviser’s 2014 profitability was equal to 2013, and U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio, and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2014:33

33	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

82	• AB SHORT DURATION PORTFOLIO

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$9,754,879
International Portfolio	$4,078,030
Emerging Markets Portfolio	$3,180,336
U.S. Government Short Duration Portfolio	$48,774
Short Duration Plus Portfolio	$347,138
Intermediate Duration Portfolio	$3,885,193
Short Duration California Municipal Portfolio	$51,916
Short Duration Diversified Municipal Portfolio	$279,244
Short Duration New York Municipal Portfolio	$99,339
California Municipal Portfolio	$934,129
Diversified Municipal Portfolio	$4,395,640
New York Municipal Portfolio	$1,371,449

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2015, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/15 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.05%
International Portfolio	0.42%
Short Duration Plus Portfolio	15.97%
California Municipal Portfolio	9.92%
Diversified Municipal Portfolio	25.55%
New York Municipal Portfolio	14.52%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues

AB SHORT DURATION PORTFOLIO •	83

derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2014:

Portfolio	Amount Received
Tax-Managed International Portfolio	$135
International Portfolio	$459
Short Duration Plus Portfolio	$773
California Municipal Portfolio	$8
Diversified Municipal Portfolio	$586
New York Municipal Portfolio	$0

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2014:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,920	$12
International Portfolio	$42,247	$501
Short Duration Plus Portfolio	$362,791	$605
California Municipal Portfolio	$596,822	$6,613
Diversified Municipal Portfolio	$5,467,648	$123,228
New York Municipal Portfolio	$1,349,236	$23,945

84	• AB SHORT DURATION PORTFOLIO

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2014:34

Portfolio	ABIS Fee
Tax-Managed International Portfolio[35]	$860
International Portfolio[26]	$5,908
Short Duration Plus Portfolio	$27,675
California Municipal Portfolio	$18,027
Diversified Municipal Portfolio	$308,071
New York Municipal Portfolio	$32,390

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2014.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this

34	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2014, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

35	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

AB SHORT DURATION PORTFOLIO •	85

period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,36 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.37 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.38 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.39

36	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
37	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.
38	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
39	There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

86	• AB SHORT DURATION PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $471 billion as of August 31, 2015, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios40 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”)41 for the periods ended July 31, 2015.42 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[43]
1 year	0.11	2.47	3.26	12/14	239/315
3 year	12.11	13.03	12.35	9/14	148/270
5 year	6.15	9.61	9.29	12/14	225/246
10 year	2.55	7.68	6.43	10/10	125/125

International Portfolio[43]
1 year	0.10	3.26	3.26	12/15	241/315
3 year	12.04	12.83	12.35	9/13	151/270
5 year	6.14	9.33	9.29	13/13	226/246
10 year	2.65	6.87	6.43	10/10	122/125

Emerging Markets Portfolio
1 year	-9.55	-10.65	-11.69	8/18	232/628
3 year	4.17	2.58	2.07	6/17	143/431
5 year	1.36	2.24	2.01	9/13	161/279
10 year	6.47	7.17	7.85	7/10	90/120

U.S. Government Short Duration Portfolio
1 year	0.97	1.24	1.23	10/14	54/69
3 year	0.69	1.03	0.86	10/13	44/62
5 year	1.00	1.45	1.20	9/12	48/59
10 year	2.64	3.03	3.08	10/11	33/39

40	The gross performance returns are for the Private Client class shares of the Portfolios.

41	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

42	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

43	As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

AB SHORT DURATION PORTFOLIO •	87

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Plus Portfolio
1 year	1.10	1.34	1.37	12/19	177/243
3 year	0.97	1.77	1.73	15/18	190/199
5 year	1.27	2.41	2.39	15/18	160/164
10 year	2.38	3.61	3.58	15/15	111/115

Intermediate Duration Portfolio
1 year	3.36	3.21	2.80	5/15	47/399
3 year	2.61	2.65	2.52	10/15	147/356
5 year	4.22	4.40	4.32	12/14	174/321
10 year	5.43	5.27	5.29	5/13	87/216

Short Duration California Municipal Portfolio
1 year	0.38	1.84	1.78	7/7	15/15
3 year	0.74	2.22	1.95	7/7	15/15
5 year	1.03	3.21	2.05	7/7	10/14
10 year	2.33	3.90	3.90	5/5	7/7

Short Duration Diversified Municipal Portfolio
1 year	0.59	0.88	0.93	12/14	70/82
3 year	0.80	1.14	1.14	11/13	61/70
5 year	1.24	1.69	1.68	11/12	50/65
10 year	2.45	2.75	2.75	6/7	30/42

Short Duration New York Municipal Portfolio
1 year	0.71	1.14	1.67	3/3	7/7
3 year	0.93	0.95	0.95	3/3	5/7
5 year	1.28	1.35	2.64	3/3	6/6
10 year	2.42	2.56	3.61	3/3	6/6

California Municipal Portfolio
1 year	2.41	3.11	2.84	2/2	30/31
3 year	1.77	2.51	2.77	2/2	27/28
5 year	3.09	4.00	4.28	2/2	26/27
10 year	3.93	4.34	4.48	2/2	19/22

Diversified Municipal Portfolio
1 year	2.26	3.04	2.96	14/15	123/165
3 year	1.85	2.53	2.65	15/15	121/143
5 year	3.04	4.28	4.11	14/14	102/118
10 year	3.92	4.56	4.55	12/12	67/71

New York Municipal Portfolio
1 year	2.63	3.19	2.96	2/2	18/24
3 year	1.78	2.28	2.46	2/2	21/21
5 year	2.95	3.65	3.81	2/2	20/20
10 year	3.90	4.27	4.24	2/2	16/17

88	• AB SHORT DURATION PORTFOLIO

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)44 versus their benchmarks.45

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-0.99	10.87	4.97	1.40	5.75
MSCI EAFE Index[46]	-0.28	12.32	8.01	5.02	6.19
Inception Date: June 22, 1992

International Portfolio	-1.05	10.76	4.92	1.45	3.13
MSCI EAFE Index	-0.28	12.32	8.01	5.02	3.99
Inception Date: April 30, 1999

Emerging Markets Portfolio	-10.84	2.68	-0.09	4.91	6.78
MSCI Emerging Markets Index	-13.38	0.61	0.58	6.62	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.19	-0.06	0.28	1.91	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.47	0.35	0.65	1.74	4.25
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.76	2.02	3.63	4.83	6.30
Barclays Capital U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	6.61
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.35	0.03	0.35	1.62	2.45
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.03	0.19	0.62	1.8	2.68
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

44	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

45	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

46	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

AB SHORT DURATION PORTFOLIO •	89

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration New York Municipal Portfolio	0.04	0.27	0.63	1.75	2.55
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

California Municipal Portfolio	1.78	1.13	2.45	3.28	4.48
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	1.70	1.29	2.47	3.34	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

New York Municipal Portfolio	2.01	1.16	2.32	3.26	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Emerging Markets Portfolio, the Directors should consider asking the Adviser to extend the 5 basis points advisory fee waiver or to reduce the proposed advisory fee to the extent such fee will not be above the Portfolio Broadridge expense group median.47 This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2015

47	At the October 22, 2015 meeting, the Adviser agreed to implement an advisory fee waiver of 2.5 basis points effective until October 31, 2016 for Emerging Markets Portfolio.

90	• AB SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

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Select US Equity Portfolio

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FIXED INCOME

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FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

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Select US Long/Short Portfolio

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MULTI-ASSET

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MULTI-ASSET (continued)

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CLOSED-END FUNDS

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB SHORT DURATION PORTFOLIO •	91

AB Family of Funds

NOTES

92	• AB SHORT DURATION PORTFOLIO

AB SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0152-0316

MAR    03.31.16

SEMI-ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

May 20, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York (each, a “Portfolio”), for the semi-annual reporting period ended March 31, 2016.

Investment Objective and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, the Portfolios, under normal circumstances, will invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the “Adviser”, to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

In managing the Portfolios, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

Investment Results

The tables on page 8 show performance for each Portfolio compared to its benchmark, the Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

periods ended March 31, 2016. Advisor Class shares of the Intermediate Diversified Municipal Portfolio incepted on June 26, 2015; only six-month performance is shown. Performance for the Portfolios’ peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average (the “Lipper Average”), has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

Class A shares of the Intermediate California Municipal Portfolio and Intermediate Diversified Municipal Portfolio outperformed for the six-month period and underperformed for the 12-month period, before sales charges; Class B and C shares of both Portfolios underperformed for both periods; Advisor Class shares of the Intermediate Diversified Municipal Portfolio outperformed for the six-month period. All share classes of the Intermediate New York Municipal Portfolio outperformed for the six-month period, and underperformed for the 12-month period.

For the six-month period, a more barbelled maturity structure added to performance as a combination of shorter- and longer-maturity bonds outperformed intermediate holdings. An overweight to credit (municipal issues rated A and above) added to performance with the continued narrowing of credit spreads. Additionally, the Portfolios’ tactical position in US Treasuries and interest-rate hedges added to performance for the six-month period. While the Portfolios primarily invest in municipal issues, Treasuries are added when they are attractive on an after-tax basis relative to municipals.

For the 12-month period, the primary contributors to performance were the Portfolios’ credit overweight, and positions in Treasuries and interest-rate hedges. Security and sector selection were generally positive, although in the Intermediate California Municipal Portfolio, security selection in the transportation sector detracted from performance. An allocation to prerefunded bonds detracted from performance in the Intermediate Diversified Municipal Portfolio for the 12-month period. The Intermediate Diversified Municipal Portfolio has avoided direct obligations of the Commonwealth of Puerto Rico; current holdings are prerefunded, which is viewed as AAA-rated.

Relative to their peer group, Class A shares of all Portfolios outperformed for both periods. The Portfolios’ interest-rate risk was slightly higher than the peer group, which helped performance for both periods as yields fell, except for the shortest maturities. Furthermore, the additional yield and roll added to performance. Over the 12-month period an overweight to intermediate bonds added to performance as the yield curve lost curvature. Over both periods an underweight to BBB-rated bonds detracted from performance.

2	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

The Portfolios utilized derivatives, which had no material impact on absolute performance. All Portfolios used inflation swaps for hedging purposes; interest-rate swaps were used in the Intermediate California Municipal Portfolio and the Intermediate New York Municipal Portfolio for hedging purposes, and in the Intermediate Diversified Municipal Portfolio for hedging and investment purposes. The Intermediate Diversified Municipal Portfolio also used credit default swaps for investment purposes.

Market Review and Investment Strategy

Intermediate- and long-maturity bonds had strong returns over both periods, as falling global commodity prices and slowing economic growth drove yields lower. Shorter-maturity bonds underperformed as the US Federal Reserve increased the Federal Funds rate above

0.00% to its 0.25% target for the first time since 2008. Across fixed-income sectors, municipals had strong performance due primarily to a combination of continued investor demand and limited supply. The total volume of municipal bonds outstanding has declined since 2010, unlike the corporate and Treasury markets, which have seen an increase in issuance. Municipal credit continues to do well, as economic growth and tax receipts are correlated, which has caused tax revenues for state and local governments to hit all-time highs. State and local governments have kept payrolls and expenditures in check as government employment is approximately 500,000 below the peak during the financial crisis. The Fund’s Senior Investment Management Team continues to position the Portfolios to be overweight credit and underweight the longest maturity bonds.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent they invest in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. Puerto Rico announced recently that the Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, would default on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California and Intermediate New York Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences on the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There are no guarantees that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the US government

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARKS (unaudited)

PERIODS ENDED MARCH 31, 2016

	NAV Returns
	6 Months	12 Months
AB Intermediate California Municipal Portfolio
Class A	2.03%	2.42%

Class B*	1.52%	1.41%

Class C	1.58%	1.59%

Barclays 5-Year GO Municipal Bond Index	1.70%	2.77%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.88%	2.06%

	NAV Returns
	6 Months	12 Months
AB Intermediate Diversified Municipal Portfolio
Class A	1.91%	2.27%

Class B*	1.49%	1.46%

Class C	1.53%	1.51%

Advisor Class†	2.17%	3.60%	‡

Barclays 5-Year GO Municipal Bond Index	1.70%	2.77%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.88%	2.06%

	NAV Returns
	6 Months	12 Months
AB Intermediate New York Municipal Portfolio
Class A	2.18%	2.74%

Class B*	1.78%	1.87%

Class C	1.79%	1.97%

Barclays 5-Year GO Municipal Bond Index	1.70%	2.77%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.88%	2.06%

*	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Since inception on 6/26/2015.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

(Historical Performance continued on next page)

8	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.56%	0.99%
1 Year	2.42%	-0.66%
5 Years	2.90%	2.28%
10 Years	3.23%	2.92%

Class B Shares			-0.03%	-0.05%
1 Year	1.41%	-1.59%
5 Years	2.03%	2.03%
10 Years(a)	2.80%	2.80%

Class C Shares			-0.15%	-0.27%
1 Year	1.59%	0.59%
5 Years	2.17%	2.17%
10 Years	2.50%	2.50%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	-0.66%
5 Years	2.28%
10 Years	2.92%

Class B Shares
1 Year	-1.59%
5 Years	2.03%
10 Years(a)	2.80%

Class C Shares
1 Year	0.59%
5 Years	2.17%
10 Years	2.50%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.88% and 1.57% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.70%	1.08%
1 Year	2.27%	-0.80%
5 Years	2.84%	2.21%
10 Years	3.27%	2.96%

Class B Shares			-0.12%	-0.18%
1 Year	1.46%	-1.54%
5 Years	2.08%	2.08%
10 Years(a)	2.83%	2.83%

Class C Shares			-0.02%	-0.03%
1 Year	1.51%	0.51%
5 Years	2.11%	2.11%
10 Years	2.55%	2.55%

Advisor Class Shares‡			0.85%	1.31%
Since Inception^	3.60%	3.60%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-0.80%
5 Years	2.21%
10 Years	2.96%

Class B Shares
1 Year	-1.54%
5 Years	2.08%
10 Years(a)	2.83%

Class C Shares
1 Year	0.51%
5 Years	2.11%
10 Years	2.55%

Advisor Class Shares‡
Since Inception^	3.60%

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

(Historical Performance and footnotes continued on next page)

10	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.59%, 1.57% and 0.57% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

^	Inception date: 6/26/2015.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.66%	1.11%
1 Year	2.74%	-0.35%
5 Years	2.81%	2.19%
10 Years	3.25%	2.94%

Class B Shares			-0.24%	-0.40%
1 Year	1.87%	-1.13%
5 Years	2.06%	2.06%
10 Years(a)	2.80%	2.80%

Class C Shares			-0.06%	-0.10%
1 Year	1.97%	0.97%
5 Years	2.08%	2.08%
10 Years	2.52%	2.52%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-0.35%
5 Years	2.19%
10 Years	2.94%

Class B Shares
1 Year	-1.13%
5 Years	2.06%
10 Years(a)	2.80%

Class C Shares
1 Year	0.97%
5 Years	2.08%
10 Years	2.52%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.57% and 1.55% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

12	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

California Municipal Portfolio

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,020.30	$4.14	0.82%
Hypothetical**	$1,000	$1,020.90	$4.14	0.82%
Class B
Actual	$1,000	$1,015.20	$9.12	1.81%
Hypothetical**	$1,000	$1,015.95	$9.12	1.81%
Class C
Actual	$1,000	$1,015.80	$7.91	1.57%
Hypothetical**	$1,000	$1,017.15	$7.92	1.57%

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Diversified Municipal Portfolio

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,019.10	$3.94	0.78%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%
Class B
Actual	$1,000	$1,014.90	$8.21	1.63%
Hypothetical**	$1,000	$1,016.85	$8.22	1.63%
Class C
Actual	$1,000	$1,015.30	$7.76	1.54%
Hypothetical**	$1,000	$1,017.30	$7.77	1.54%
Advisor Class
Actual	$1,000	$1,021.70	$2.88	0.57%
Hypothetical**	$1,000	$1,022.15	$2.88	0.57%

New York Municipal Portfolio

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,021.80	$4.09	0.81%
Hypothetical**	$1,000	$1,020.95	$4.09	0.81%
Class B
Actual	$1,000	$1,017.80	$8.53	1.69%
Hypothetical**	$1,000	$1,016.55	$8.52	1.69%
Class C
Actual	$1,000	$1,017.90	$7.87	1.56%
Hypothetical**	$1,000	$1,017.20	$7.87	1.56%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Expense Example

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,194.1

*	All data are as of March 31, 2016. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,723.1

*	All data are as of March 31, 2016. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 1.8% in 24 different states, District of Columbia and Puerto Rico.

16	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,741.8

*	All data are as of March 31, 2016. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 0.2% in three different states and Guam.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.7%
Long-Term Municipal Bonds – 97.7%
California – 86.3%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	$2,000	$2,336,590
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21-5/01/24	4,050	4,912,665
Bay Area Toll Authority Series 2006F 5.00%, 4/01/16	3,630	3,630,000
5.00%, 4/01/20 (Pre-refunded/ETM)	5,250	5,250,000
Series 2007F 5.00%, 4/01/16	3,570	3,570,000
Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	16,805,244
Series 2012 5.00%, 4/01/24-4/01/25	13,845	16,717,345
Series 2014A 1.00%, 4/01/47	15,455	15,473,855
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,768,384
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	13,607,104
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	25,499,700
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,634,347
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,863,224
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27-11/15/29	19,500	24,266,700

18	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	$20,650	$24,629,668
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	2,065	2,126,537
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,556,840
California School Finance Authority (Launchpad Development Obligated Group) Series 2016A 5.00%, 6/01/31(a)	1,000	1,092,010
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	125	129,404
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,619,182
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,545,953
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,869,774
NATL Series 2007C 5.00%, 9/01/16 (Pre-refunded/ETM)	1,575	1,604,516
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,532,666
Series 2014B 5.00%, 10/01/29	4,445	5,400,097
AMBAC Series 1993A 5.00%, 12/01/19	2,035	2,234,552
California State University Series 2010A 5.00%, 11/01/24	1,490	1,716,286
Series 2011A 5.25%, 11/01/26	5,500	6,614,850

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012A 5.00%, 11/01/26	$10,930	$13,269,894
Series 2014A 5.00%, 11/01/28	16,650	20,744,901
California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	2,630	2,747,403
Series 2012E-1 5.00%, 4/01/44	1,000	1,044,640
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21-9/01/24	7,405	8,966,948
City of Hayward CA COP Series 2015 5.00%, 11/01/20-11/01/23	9,255	11,057,643
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	3,851,749
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	16,895	19,557,204
Series 2010B 5.00%, 5/15/21	6,500	7,513,285
Series 2015A 4.00%, 5/15/18	2,145	2,286,055
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,357,318
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/16-5/15/17	10,670	11,101,167
Series 2009A 5.25%, 5/15/23-5/15/24	15,955	18,066,711
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	29,931,484
Series 2010D 5.00%, 5/15/23	5,000	5,777,300
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27-8/01/30	5,320	6,459,583
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31	1,170	1,222,088

20	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	$4,000	$4,870,840
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28	2,000	2,270,220
Series 2011A 5.00%, 11/01/25	11,320	13,564,190
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,264,596
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,646,110
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,557,070
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	2,026,392
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	2,012,002
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/27	1,000	1,146,920
Fremont Unified School District/Alameda County CA Series 2014A 4.00%, 8/01/16	1,225	1,238,855
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,220,001
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21-9/01/23	1,675	1,879,243
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,756,423

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Long Beach Unified School District Series 2009A 5.00%, 8/01/16-8/01/18	$13,845	$14,847,649
Series 2010A 5.00%, 8/01/25	1,000	1,156,830
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,292,950
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,325,760
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/21	1,505	1,798,746
Series 2014B 5.00%, 7/01/27	2,190	2,699,438
Series 2014C 5.00%, 7/01/26	11,725	14,677,355
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,879,339
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,786,679
Series 2015A 5.00%, 7/01/19	11,585	13,113,641
Series 2016A 5.00%, 7/01/24-7/01/27(b)	35,000	44,199,971
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	1,875,730
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	6,150	6,538,496
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	875,984
5.75%, 7/01/21	1,775	2,065,159
Series 2014A 5.00%, 3/01/17	4,985	5,183,702

22	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Natomas Unified School District BAM Series 2014 5.00%, 8/01/22-8/01/23	$4,950	$6,030,903
Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,789,482
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,891,748
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18-2/01/19	9,155	10,044,892
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	2,111,621
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,211,737
Pittsburg Successor Agency Redevelopment Agency Series 1983 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,013,680
AGM Series 2016A 5.00%, 9/01/27	2,750	3,365,120
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,988,350
Series 2014A 5.00%, 8/01/26-8/01/27	2,565	3,114,225
Port of Oakland Series 2012P 5.00%, 5/01/22-5/01/25	16,945	19,921,916
NATL Series 2007C 5.00%, 11/01/18	1,900	2,034,026
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	4,110,293
Romoland School District Series 2015 5.00%, 9/01/23	955	1,121,113
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,710	1,881,034

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	$4,945	$5,789,260
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,448,998
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,565,117
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24	1,000	1,147,740
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,587,020
5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	5,292,297
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,190,790
AGM Series 2008A 5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,450,865
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18	20,615	22,469,319
5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	16,800,022
Series 2015 5.00%, 5/15/22	4,785	5,837,509
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/16	11,520	11,563,315
Series 2011 5.25%, 5/01/18	4,655	5,055,702
Series 2011C 5.00%, 5/01/21	3,900	4,551,768
Series 2011S 5.00%, 5/01/25	3,000	3,562,590
Series 2016S 5.00%, 5/01/26	3,810	4,900,117

24	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGC Series 2008-34E 5.00%, 5/01/16	$1,345	$1,349,896
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19-8/01/24	3,855	4,462,322
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20-8/01/22	3,685	4,385,226
Santa Fe Springs Community Development Commission NATL Series 2002 5.375%, 9/01/17	560	561,798
Santa Rosa City Schools Series 2013 4.00%, 8/01/16	1,740	1,758,827
5.00%, 8/01/17	4,255	4,491,280
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/29-9/01/30	2,365	2,760,035
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	5,520	6,331,823
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22-7/01/25	12,235	14,050,638
Series 2014A 5.00%, 7/01/30	1,000	1,204,050
Southwestern Community College District Series 2015 5.00%, 8/01/20-8/01/25	14,850	18,427,388
State of California Series 2013 5.00%, 10/01/20-9/01/28	29,390	34,844,264
Series 2014 5.00%, 12/01/22-5/01/29	23,385	28,766,980

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015 5.00%, 3/01/21	$17,455	$20,632,857
Series 2015B 5.00%, 9/01/24	3,330	4,193,236
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20	1,795	2,119,895
Series 2014A 5.00%, 12/01/27	5,690	7,040,920
State of California Department of Water Resources Power Supply Revenue Series 2008H 5.00%, 5/01/17	1,455	1,523,152
Series 2008K 5.00%, 5/01/18	23,145	25,188,703
Series 2010L 5.00%, 5/01/17-5/01/20	21,965	24,566,883
Series 2011N 5.00%, 5/01/20	4,210	4,883,979
Series 2015O 5.00%, 5/01/22	8,130	9,891,446
AGM Series 2008H 5.00%, 5/01/17	21,050	22,035,982
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,482,508
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28-8/01/29	7,980	9,621,889
University of California Series 2009Q 5.25%, 5/15/22 (Pre-refunded/ETM)	3,355	3,559,252
5.25%, 5/15/22	155	164,401
Series 2010U 5.00%, 5/15/24	4,215	4,866,597
Series 2012G 5.00%, 5/15/25	10,000	12,101,300
Series 2014A 5.00%, 5/15/28	1,000	1,230,300
Series 2015A 5.00%, 5/15/20-5/15/24	4,780	5,789,438
Series 2015I 5.00%, 5/15/21	2,900	3,459,004

26	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20-8/01/22	$2,390	$2,841,813
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,455,404

		1,030,619,212

Colorado – 0.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,007,394
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,856,189

		3,863,583

Florida – 1.3%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,224,433
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	13,080	13,220,217
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,510,541
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)(f)	405	– 0	–
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(e)(f)	150	53,445

		16,008,636

Illinois – 2.5%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,150	2,340,576
State of Illinois Series 2012 5.00%, 8/01/18-8/01/23	12,445	13,650,740
Series 2013 5.00%, 7/01/20	3,465	3,828,860

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014 5.00%, 5/01/28	$4,735	$5,174,881
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	4,388,323

		29,383,380

Louisiana – 0.0%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(c)(d)(e)(f)	3,200	– 0	–^

Massachusetts – 0.6%
Commonwealth of Massachusetts NATL Series 2000E 0.51%, 12/01/30(g)	6,075	5,529,210
NATL Series 2000G 0.48%, 12/01/30(g)	1,100	1,001,251
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,266,569

		7,797,030

New Jersey – 2.4%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19-6/15/20	25,930	28,287,208

New York – 1.8%
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28(h)	2,650	2,655,645
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	12,835	13,899,021
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.387%, 10/01/36(g)	5,550	4,890,488

		21,445,154

28	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.5%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	$5,470	$5,697,661

Texas – 1.3%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	11,483,126
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/21	1,180	1,210,503
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,278,103

		14,971,732

Washington – 0.2%
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014B-3 5.125%, 1/01/20(a)	2,450	2,453,675

Wisconsin – 0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,988,431

Total Municipal Obligations (cost $1,110,529,821)		1,166,515,702

GOVERNMENTS - TREASURIES – 1.5%
United States – 1.5%
U.S. Treasury Notes 1.625%, 11/30/20 (cost $17,714,907)	17,585	17,936,014

CORPORATES - INVESTMENT GRADE – 0.6%
Financial Institutions – 0.5%
Banking – 0.5%
JPMorgan Chase & Co. 3.15%, 7/05/16	5,410	5,444,040

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Becton Dickinson and Co. 1.084% (Libor 3 Month + 0.45%), 6/15/16(i)	$1,765	$1,765,120

Total Corporates - Investment Grade (cost $7,205,981)		7,209,160

SHORT-TERM INVESTMENTS – 2.9%
Time Deposit – 2.9%
State Street Time Deposit 0.01%, 4/01/16 (cost $34,643,723)	34,644	34,643,723

Total Investments – 102.7% (cost $1,170,094,432)		1,226,304,599
Other assets less liabilities – (2.7)%		(32,248,159)

Net Assets – 100.0%		$1,194,056,440

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$11,750	12/14/20	1.548%	CPI	#	$104,057
Deutsche Bank AG	12,000	7/15/20	1.265%	CPI	#	333,439

						$437,496

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$18,500	3/01/23	0.904%	SIFMA*	$131,986
JPMorgan Chase Bank, NA	17,500	10/14/22	1.194%	SIFMA*	(273,235)
JPMorgan Chase Bank, NA	8,500	2/22/23	0.902%	SIFMA*	59,426

					$(81,823)

30	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

^	Less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $10,229,062 or 0.9% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Non-income producing security.

(d)	Defaulted matured security.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of these securities amounted to $11,420,949 or 0.96% of net assets.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2016.

(i)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.3% and 0.7%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
LIBOR	– London Interbank Offered Rates
NATL	– National Interstate Corporation

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.8%
Long-Term Municipal Bonds – 94.8%
Alabama – 1.8%
Alabama Federal Aid Highway Finance Authority Series 2015 5.00%, 9/01/25	$1,390	$1,728,159
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	18,230	21,478,404
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	36,015,642
Series 2009B 5.00%, 5/01/16-5/01/17	33,390	34,069,373
Series 2014B 5.00%, 1/01/24	3,200	3,975,744
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,544,447
Birmingham Water Works Board Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,558,175

		119,369,944

Alaska – 0.9%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21-9/01/24	12,935	15,728,769
Series 2015C 5.00%, 9/01/22-9/01/24	7,370	9,058,141
Series 2015D 5.00%, 9/01/21	3,565	4,241,102
State of Alaska Series 2016A 5.00%, 8/01/22-8/01/27	26,905	33,340,568

		62,368,580

Arizona – 1.7%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,799,498
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24-7/01/25	17,210	20,363,385

32	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/23-12/01/24	$2,770	$3,399,858
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23-7/01/26	33,315	40,594,979
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement – Airport) Series 2010A 5.00%, 7/01/20-7/01/21	7,225	8,337,533
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	22,618,376
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,579,816
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17(a)	760	766,544
Maricopa County Unified School District No 69 Paradise Valley NATL Series 2004 5.20%, 7/01/16	7,510	7,591,183
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,669,811

		111,720,983

California – 8.0%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	19,000,110
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	6,431,591
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	3,121,456
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,495,639
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22-5/15/23	24,415	28,214,349

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	$3,255	$3,785,207
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	855	940,517
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	11,713,319
Series 2011C 5.00%, 5/01/22	5,880	6,840,851
NATL Series 2006-32F 5.25%, 5/01/18	3,700	4,040,104
State of California Series 2006 5.00%, 10/01/16	3,710	3,791,583
Series 2008 5.00%, 4/01/18	5,000	5,420,800
Series 2009 5.25%, 10/01/20	5,085	5,841,190
Series 2013 5.00%, 11/01/24-11/01/25	43,465	53,869,641
Series 2014 5.00%, 5/01/25-5/01/29	130,465	160,417,444
Series 2015 5.00%, 8/01/22	15,765	19,208,391
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17-5/01/19	183,675	203,403,230

		537,535,422

Colorado – 1.0%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/16-12/01/20	13,735	15,022,615
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/23	19,685	22,924,576
Series 2011A 5.50%, 11/15/19	2,290	2,614,241
Series 2012A 5.00%, 11/15/22	1,025	1,214,523

34	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/24	$5,605	$6,513,178
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)	13,168	4,608,800
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	3,135,328
5.25%, 1/15/24-7/15/24	7,745	8,636,992
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,170	1,326,733

		65,996,986

Connecticut – 1.2%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,969,927
Series 2014A 5.00%, 3/01/28	6,360	7,620,107
Series 2016A 5.00%, 3/15/20-3/15/22	51,430	60,304,081
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	10,303,933

		82,198,048

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27	5,470	6,613,770

District of Columbia – 1.5%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	71,918,313
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,821,126
District of Columbia Water & Sewer Authority AGM Series 1998 6.00%, 10/01/16	1,635	1,678,605

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	$6,910	$7,650,821
Series 2010F-1 5.00%, 10/01/20	11,905	13,876,230

		101,945,095

Florida – 5.4%
Brevard County School District COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	18,145,598
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,530	7,489,910
Series 2011A-1 5.00%, 6/01/19	15,975	17,864,842
Series 2012A 5.00%, 6/01/22	27,105	32,258,745
Series 2012A-1 5.00%, 6/01/20-6/01/21	20,785	23,985,884
Series 2015A 5.00%, 6/01/22	1,795	2,120,505
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,637,854
Collier County School Board COP Series 2015 5.00%, 2/15/18-2/15/19	12,210	13,444,875
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,982,500
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	15,330,286
5.625%, 10/01/25	2,550	2,993,547
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20-11/01/21	7,205	8,541,149
Series 2015B 5.00%, 7/01/22	3,715	4,501,354
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22-10/01/24	4,975	5,973,173

36	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(c)(d)(e)	$985	$384,150
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	5,236,751
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,859,179
Series 2012A 5.00%, 7/01/22	10,225	12,348,630
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24-10/01/28	3,765	4,613,074
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	4,292,782
Series 2015A 5.00%, 6/01/18	7,655	8,342,342
Series 2015B 5.00%, 6/01/17	11,470	12,043,385
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/21-7/01/22(f)	11,640	13,848,346
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,227,117
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,460	1,800,049
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20-3/01/23	7,205	8,298,236
JEA Electric System Revenue Series 2009G 5.00%, 10/01/19	2,695	3,051,791
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,790,728
Live Oak No 2 Community Development District Series 2010 7.36%, 11/01/20	25	25,064

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	$11,765	$12,000,300
Orange County School Board COP Series 2014A 5.00%, 8/01/28-8/01/29	46,355	56,091,705
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(d)(e)	510	255,000
Series 2010A-1 6.125%, 5/01/35(c)	220	220,264
Series 2010A-2 6.125%, 5/01/35(c)	490	490,495
Series 2010B 5.125%, 5/01/17(c)	590	592,885
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,955	2,052,300
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,157,719
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,561,947
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,325	3,998,911
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,792,537
State of Florida Series 2009B 5.00%, 7/01/17	3,245	3,420,522
Series 2012B 5.00%, 7/01/18	8,460	9,250,756
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,444,564
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	4,106,160
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/24-10/01/25(f)	4,750	5,993,068

		362,860,979

38	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 2.7%
Athens-Clarke County Unified Government Series 2013 4.00%, 12/01/16	$1,410	$1,441,965
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	25,825,255
Series 2010C 5.00%, 1/01/18-1/01/19	9,260	10,109,329
5.25%, 1/01/20	6,500	7,480,200
5.50%, 1/01/21	7,500	8,962,050
5.75%, 1/01/22-1/01/23	20,000	24,165,630
5.875%, 1/01/24	2,925	3,542,526
Series 2014A 5.00%, 1/01/28	12,250	14,755,492
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,828,690
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17-3/15/18	4,860	5,105,362
Municipal Electric Authority of Georgia Series 2010B 5.00%, 1/01/20	37,550	42,795,359
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	15,952,999
Series 2014A 5.00%, 2/01/17	17,595	18,237,745

		181,202,602

Hawaii – 0.9%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21-7/01/22	6,900	7,748,023
Series 2010A 5.00%, 7/01/24	16,500	18,913,950
State of Hawaii Series 2015E 5.00%, 10/01/22-10/01/23	28,840	35,439,115

		62,101,088

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21-7/15/23	6,915	8,207,429

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 4.6%
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	$3,465	$3,541,507
County of Du Page IL Series 1993 5.60%, 1/01/21	5,840	6,578,227
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.10%, 1/01/19(g)	5,730	6,023,204
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20-11/15/28	4,745	5,560,309
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27-2/01/29	42,820	51,316,246
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	33,375	39,434,523
Series 2014D 5.00%, 1/01/23	1,065	1,284,092
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/28	24,385	27,268,910
5.00%, 6/15/23 (Pre-refunded/ETM)	565	686,396
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	9,640,800
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	870	970,781
NATL Series 2001B 5.50%, 6/01/17	1,025	1,079,797
NATL Series 2006A 5.00%, 7/01/16	5,285	5,339,066
State of Illinois Series 2010 5.00%, 1/01/17-1/01/19	34,160	35,638,033
Series 2012 5.00%, 8/01/21-8/01/25	16,925	18,589,615

40	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013 5.00%, 7/01/19-7/01/20	$12,290	$13,438,717
5.50%, 7/01/24	5,405	6,213,642
Series 2013A 5.00%, 4/01/23	4,390	4,904,640
Series 2014 5.00%, 5/01/22-5/01/27	46,045	51,153,474
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,955	2,146,023
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(c)	5,078	997,827
Village of Matteson IL Series 2010 8.00%, 12/01/29(h)	19,775	14,488,351

		306,294,180

Indiana – 0.1%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	6,560	6,732,069
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25-9/01/28	2,940	3,403,920

		10,135,989

Iowa – 0.2%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/17-8/01/18	10,770	11,598,900

Kentucky – 0.6%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) NATL Series 2007 5.00%, 9/01/16	5,000	5,083,150
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26	8,490	10,058,697
Series 2016A 5.00%, 7/01/21-7/01/27(f)	19,265	23,485,690

		38,627,537

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.8%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge / Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27-8/01/28	$8,985	$10,880,483
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(c)(d)(e)(i)	4,025	– 0	–^
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	12,050	12,423,309
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21-10/01/25	8,415	9,602,612
Series 2010A 5.00%, 10/01/23	7,720	8,805,818
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/17-3/01/18	6,575	6,882,198
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(b)(c)	1,695	339,000
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,264,476
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	4,076,670

		54,274,566

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,212,080

42	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maryland – 0.7%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	$4,415	$5,100,120
State of Maryland Series 2014B 5.00%, 8/01/17-8/01/20	32,380	36,213,333
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,252,900

		46,566,353

Massachusetts – 1.9%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,515,818
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,232,504
Series 2013B 5.00%, 8/01/17-8/01/20	69,345	76,184,514
Series 2014C 5.00%, 8/01/20	1,045	1,218,000
AGM Series 2006C 2.253%, 11/01/19(g)	1,815	1,833,586
NATL Series 2000E 0.51%, 12/01/30(j)	7,750	7,053,724
NATL Series 2000F 0.48%, 12/01/30(j)	6,700	6,098,106
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,209,052
Series 2014 5.00%, 6/15/20	7,170	8,335,483
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/17	4,140	4,351,761
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,398,749

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	$10,680	$13,048,148

		127,479,445

Michigan – 5.1%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/19-7/01/20	20,980	23,514,230
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,561,430
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	520,940
3.60%, 10/01/21	500	526,730
3.80%, 10/01/22	500	531,005
3.875%, 10/01/23	2,000	2,127,640
4.00%, 10/01/24	3,000	3,211,740
4.50%, 10/01/29	12,065	13,157,244
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25-7/01/27	39,940	47,731,813
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24-7/01/27	54,305	65,099,237
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,812,452
Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/16	94,115	95,126,736
Series 2012B 5.00%, 7/01/22	10,105	10,257,484
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23-12/01/25	13,075	16,149,264
5.50%, 12/01/26-12/01/27	7,220	9,259,094

44	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Lyon Community Schools Series 2016 5.00%, 5/01/22	$3,060	$3,644,093
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19-11/01/23	11,510	13,071,874
Walled Lake Consolidated School District Series 2015 4.00%, 5/01/17	6,070	6,275,591
5.00%, 5/01/20	4,635	5,303,089
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,336,050
Wayne State University Series 2009A 5.00%, 11/15/21-11/15/23	14,100	15,917,655

		346,135,391

Minnesota – 1.0%
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	14,620,661
Series 2014B 4.00%, 8/01/17	14,400	15,034,032
Series 2014E 4.00%, 8/01/17	12,610	13,165,218
Series 2015B 5.00%, 8/01/22	3,745	4,580,772
Series 2015D 5.00%, 8/01/18	12,245	13,431,786
Stillwater Independent School District No 834 Series 2015A 5.00%, 2/01/24	4,190	5,205,572

		66,038,041

Missouri – 0.2%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18-12/01/19	7,290	8,091,615
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,214,807

		11,306,422

Nevada – 3.7%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20-9/01/26	18,625	22,473,879

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Clark County School District Series 2008A 5.00%, 6/15/21	$5,000	$5,432,950
Series 2013B 5.00%, 6/15/17	6,780	7,122,797
Series 2015A 5.00%, 6/15/18	70,485	76,653,142
Series 2015B 5.00%, 6/15/22	17,785	21,337,198
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,248,108
County of Clark NV Series 2015A 5.00%, 7/01/18	8,955	9,783,606
Series 2016A 5.00%, 11/01/24	7,080	8,827,557
AMBAC Series 1992A 6.50%, 6/01/17	1,760	1,877,251
AMBAC Series 2006 5.00%, 11/01/16	16,010	16,419,216
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,456,789
AMBAC Series 2007 5.00%, 7/01/16	1,470	1,485,611
County of Clark NV (McCarran Intl Airport) Series 2008A 5.25%, 7/01/17	16,695	17,606,714
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,586,450
Series 2016B 5.00%, 6/01/28(f)	4,590	5,729,881
State of Nevada Series 2014A 5.00%, 4/01/21	15,215	17,958,112
Series 2015D 5.00%, 4/01/23	10,205	12,558,885

		249,558,146

New Jersey – 5.3%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	5,394,371

46	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.50%, 9/01/21 (Pre-refunded/ETM)	$990	$1,188,020
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	3,034,617
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,525	1,741,047
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25-6/15/26	4,500	5,428,605
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2008A 5.00%, 5/01/16	30,310	30,413,963
Series 2011EE 5.00%, 9/01/20	1,720	1,873,527
5.50%, 9/01/21	370	411,891
Series 2011G 5.00%, 9/01/20	290	315,885
Series 2013 5.00%, 3/01/20	13,965	15,104,544
Series 2014P 5.00%, 6/15/20	1,425	1,548,191
Series 2014U 5.00%, 6/15/20-6/15/21	14,200	15,502,885
Series 2015X 5.00%, 6/15/19	10,585	11,392,212
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,585,022
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,228,929
5.50%, 1/01/26-1/01/27	2,000	2,357,300
New Jersey Environmental Infrastructure Trust Series 2015 5.00%, 9/01/20-9/01/22	23,625	28,165,038
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19-9/15/21	43,890	49,009,547
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	4,144,851
5.50%, 12/15/21	6,155	6,951,272

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011B 5.00%, 6/15/20	$1,310	$1,431,398
Series 2013A 5.00%, 6/15/20	3,960	4,326,973
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	15,021,667
Series 2014A 5.00%, 1/01/27-1/01/29	75,920	91,416,315
Series 2014C 5.00%, 1/01/24	14,720	18,060,557
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,708,125
NATL Series 2000B 0.508%, 1/01/30(j)	19,450	17,923,622

		354,680,374

New York – 12.9%
City of New York NY Series 2007E 5.00%, 8/01/16	4,715	4,783,368
Series 2008C 5.25%, 8/01/16	17,165	17,427,624
Series 2009C 5.00%, 8/01/17-8/01/22	18,190	20,306,617
Series 2010B 5.00%, 8/01/17-8/01/19	18,470	20,412,243
Series 2012A 5.00%, 10/01/16	10,090	10,310,971
Series 2013B 5.00%, 8/01/19	34,575	39,058,340
Series 2013I 5.00%, 8/01/19	7,260	8,201,404
Series 2013J 5.00%, 8/01/19-8/01/20	16,575	18,771,373
Series 2014A 5.00%, 8/01/27	1,130	1,378,984
Series 2015A 5.00%, 8/01/22-8/01/23	12,015	14,592,409
Series 2015B 5.00%, 8/01/23	6,370	7,826,118
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/16-11/15/28	25,550	27,354,468
Series 2012E 5.00%, 11/15/24	6,055	7,299,363
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	66,907,307

48	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012H 5.00%, 11/15/26	$6,065	$7,269,448
Series 2013B 5.00%, 11/15/26	9,505	11,538,595
Series 2014A 5.00%, 11/15/26-11/15/27	8,245	9,964,699
Series 2014C 5.00%, 11/15/27	5,000	6,097,050
AGC Series 2003B 5.25%, 11/15/20	8,415	9,926,839
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,440,238
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28(k)	24,765	24,817,749
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	34,430	41,265,034
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	27,801,711
Series 2012A 5.00%, 8/01/25	12,345	14,966,461
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	67,714,649
Series 2012E 5.00%, 11/01/21	8,545	10,244,173
Series 2015C 5.00%, 11/01/18	2,090	2,310,202
New York State Dormitory Authority (City University of New York State Lease) Series 2008A 5.00%, 7/01/16	14,935	15,095,850
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19-7/01/24	25,150	28,395,869
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,192,842
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19-3/15/21	13,865	15,508,462

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011E 5.00%, 8/15/21	$3,880	$4,612,195
Series 2012A 5.00%, 12/15/22	20,745	25,278,820
Series 2012B 5.00%, 3/15/22	21,800	26,219,732
Series 2013A 5.00%, 2/15/20	4,635	5,310,783
Series 2014C 5.00%, 3/15/27	2,015	2,463,599
Series 2014E 5.00%, 2/15/17	4,440	4,609,874
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 0.398%, 5/01/34(j)	6,800	5,998,736
AMBAC Series 2001B 0.387%, 10/01/36(j)	11,425	10,067,356
0.478%, 10/01/36(j)	11,000	9,692,903
XLCA Series 2004A 0.508%, 1/01/39(j)	10,000	8,848,050
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	21,534,997
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,417,873
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17-4/01/18	47,425	49,863,392
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25-3/15/26	63,625	77,712,196
Series 2013D 5.00%, 3/15/23	32,000	39,194,560
Series 2016A 5.00%, 3/15/24	4,010	4,986,114
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,950,808

		869,942,448

50	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.4%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	$1,720	$2,169,952
Series 2009B 5.00%, 1/01/17 (Pre-refunded/ETM)	1,020	1,052,875
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	15,632,856
North Carolina Municipal Power Agency No. 1 Series 2008C 5.25%, 1/01/17 (Pre-refunded/ETM)	6,240	6,454,968
5.25%, 1/01/17	430	444,521

		25,755,172

Ohio – 3.0%
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,236,142
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	5,330,112
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	109,635,024
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22-12/01/23	3,440	4,070,209
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	57,430	67,491,751
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,873,041
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,980,046

		200,616,325

Oklahoma – 0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/16-7/01/28	10,670	11,535,146

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	$3,020	$3,340,694

		14,875,840

Oregon – 0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,558,528
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,148,090
Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,604,327
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21-11/01/23	18,535	21,034,729

		34,345,674

Pennsylvania – 4.3%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,688,025
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,266,780
Central Bucks School District NATL Series 2007 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,055,900
5.00%, 5/15/16	2,955	2,971,134
City of Philadelphia PA Series 2013A 5.00%, 7/15/19-7/15/21	4,495	5,168,789
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,121,027
Series 2010D 5.00%, 6/15/19-6/15/20	18,065	20,348,147
Series 2011A 5.00%, 6/15/16-6/15/19	6,300	6,779,394

52	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Commonwealth of Pennsylvania Series 2010A 5.00%, 2/15/17	$4,220	$4,375,465
Series 2014 5.00%, 6/15/17-7/01/17	25,140	26,416,722
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19-7/01/19	17,310	19,527,810
Pennsylvania Economic Development Financing Authority (FirstEnergy Nuclear Generation LLC) Series 2005A 3.75%, 12/01/40	13,705	14,260,601
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26-12/31/28	51,190	60,062,308
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/16-6/01/19	44,840	47,838,139
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	6,113,595
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/17-9/01/20	31,615	34,767,632
5.125%, 9/01/22	9,080	10,486,401
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23-3/01/24	12,245	13,891,690

		288,139,559

Puerto Rico – 0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	11,804,073

Rhode Island – 0.6%
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	8,366,035

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	$5,780	$7,465,275
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,739,370
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,417,056
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21-6/01/23	14,635	16,808,485

		39,796,221

South Carolina – 0.9%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,468,887
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,383,144
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22-12/01/27	7,000	8,441,440
South Carolina State Public Service Authority Series 2015A 5.00%, 12/01/24	4,490	5,583,809
Series 2015B 5.00%, 12/01/22-12/01/23	32,645	39,881,333

		58,758,613

Tennessee – 0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,482,058

Texas – 11.3%
Aldine Independent School District Series 2013 5.00%, 2/15/17	4,945	5,129,795
Austin Independent School District Series 2014B 5.00%, 8/01/20-8/01/21	6,700	7,844,452

54	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	$1,000	$1,089,950
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,458,560
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,393,072
Camino Real Regional Mobility Authority Series 2008 5.00%, 8/15/16-2/15/21	14,955	15,140,587
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	22,102,203
Series 2015C 5.00%, 8/15/23-8/15/25	4,860	5,844,049
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,332,684
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23-9/01/25	3,800	4,600,938
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,280,942
AGM Series 2000P 0.84%, 7/01/30(j)	1,325	1,206,468
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	7,050,496
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	30,313,436
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,614,265
City of San Antonio TX Water System Revenue Series 2011A 5.00%, 5/15/23-5/15/26	21,200	24,448,281
Series 2013E 5.00%, 5/15/25	3,000	3,680,700
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,470,907

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/21	$5,040	$5,421,175
Series 2009D 5.00%, 2/01/20	47,315	52,539,995
County of Harris TX Series 2010A 5.00%, 10/01/23-10/01/25	17,725	20,630,381
Series 2014A 5.00%, 10/01/17	4,820	5,127,950
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	6,054,361
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21-11/01/25	17,905	20,422,009
Series 2014A 5.25%, 11/01/28	11,550	13,772,566
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	168,095	170,814,777
Houston Independent School District Series 2014 5.00%, 2/15/17-2/15/18	29,205	30,967,805
Series 2016A 5.00%, 2/15/23(f)	5,070	6,204,260
North Texas Tollway Authority Series 2014A 5.00%, 1/01/21-1/01/24	16,695	19,894,553
Series 2015B 5.00%, 1/01/23-1/01/28	12,275	14,778,539
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/24	5,000	5,933,900
5.25%, 9/01/25-9/01/26	35,940	43,087,840
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23-2/01/24	6,715	8,296,416
Series 2015B 5.00%, 2/01/23-2/01/24	10,435	12,889,735
Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	8,365	9,750,328
State of Texas Series 2011 5.00%, 10/01/22-10/01/25	47,335	56,602,152

56	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014 4.00%, 10/01/17	$5,400	$5,665,140
Series 2014A 5.00%, 10/01/23	13,680	17,004,924
Series 2015A 5.00%, 10/01/23	10,615	13,194,976
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	595	606,567
Series 2015B-2 3.875%, 11/15/20	2,500	2,528,050
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,177,680
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17-1/01/18	28,250	28,604,839
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/24 (Pre-refunded/ETM)	8,380	8,740,424
Series 2015 5.00%, 10/01/23	21,840	27,200,628

		760,913,755

Utah – 0.1%
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26-6/15/28	5,455	6,686,122

Virginia – 1.6%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	7,051,424
Series 2015C 3.00%, 10/01/16	13,490	13,653,094
4.00%, 10/01/17	25,985	27,260,863
5.00%, 10/01/18	13,855	15,289,824
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,245	5,220,416

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015B 5.00%, 9/01/20-9/01/22	$35,675	$42,518,888

		110,994,509

Washington – 8.5%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,538,869
Series 2011B 5.00%, 7/01/21	5,000	5,818,100
5.25%, 7/01/22	3,670	4,318,269
City of Seattle WA Series 2014 5.00%, 5/01/17	3,690	3,861,622
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	1,435	1,583,207
County of King WA Series 2015 5.00%, 7/01/23	2,485	3,081,375
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23	4,415	5,284,623
Energy Northwest (Bonneville Power Administration) Series 2007C 5.00%, 7/01/17	2,625	2,765,989
Series 2012A 5.00%, 7/01/18-7/01/21	92,605	103,464,303
Series 2016A 5.00%, 7/01/25-7/01/27(f)	50,640	64,343,398
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,866,820
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20-1/01/23	13,725	15,984,065
King County School District No 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,306,688
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,291,756

58	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010C 5.00%, 2/01/17	$2,590	$2,676,972
Series 2015C 5.00%, 4/01/21-4/01/23	3,570	4,234,816
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,310,928
State of Washington Series 2008C 5.00%, 1/01/17	3,225	3,328,458
Series 2009R 5.00%, 1/01/17	6,810	7,028,465
Series 2012 5.00%, 7/01/22-7/01/23	27,935	33,857,862
Series 2012R 5.00%, 7/01/23-7/01/24	22,715	27,476,703
Series 2012R-2012D 5.00%, 7/01/17	5,000	5,267,250
Series 2012R-2013A 5.00%, 7/01/17	3,545	3,734,480
Series 2014 4.00%, 7/01/17	17,610	18,334,299
Series 2014R 5.00%, 7/01/17	5,180	5,456,871
Series 20152 5.00%, 7/01/20-7/01/23	54,945	65,696,309
Series 2015A-1 5.00%, 8/01/22-8/01/23	27,765	34,062,013
Series 2015B 5.00%, 2/01/22	4,480	5,389,754
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21-9/01/23	36,660	43,514,062
Series 2013C 5.00%, 9/01/19	6,060	6,826,105
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,884,032
Series 2015C 5.00%, 7/01/21-7/01/23	26,825	32,194,526
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28-8/15/30	31,550	38,044,705

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015B 4.375%, 1/01/21(a)	$1,335	$1,351,567

		572,179,261

Wisconsin – 0.8%
State of Wisconsin Series 2014-1 5.00%, 5/01/16	3,030	3,041,878
Series 2014-2 5.00%, 5/01/17	23,330	24,415,078
Series 2014B 5.00%, 5/01/17	3,610	3,777,901
Wisconsin Department of Transportation AGM Series 2005A 5.25%, 7/01/16	9,690	9,799,400
NATL Series 2007I 5.00%, 7/01/16-7/01/17	8,885	9,065,570
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,201,560

		51,301,387

Total Municipal Obligations (cost $6,087,615,554)		6,374,619,367

GOVERNMENTS - TREASURIES – 2.7%
United States – 2.7%
U.S. Treasury Notes 1.625%, 11/30/20 (cost $180,413,963)	179,550	183,133,998

CORPORATES - INVESTMENT GRADE – 1.3%
Financial Institutions – 0.9%
Banking – 0.9%
Capital One Bank USA, NA 1.20%, 2/13/17	4,905	4,895,411
JPMorgan Chase & Co. 1.145% (LIBOR 3 Month + 0.51%), 3/01/18(l)	2,000	1,977,660
1.35%, 2/15/17	41,328	41,418,921
3.15%, 7/05/16	3,950	3,974,853
Morgan Stanley Series G 5.45%, 1/09/17	8,860	9,140,694

		61,407,539

60	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Industrial – 0.4%
Communications - Telecommunications – 0.2%
Verizon Communications, Inc. 2.50%, 9/15/16	$14,764	$14,877,698

Consumer Non-Cyclical – 0.2%
Becton Dickinson and Co. 1.084% (LIBOR 3 Month + 0.45%), 6/15/16(l)	10,000	10,000,680

		24,878,378

Total Corporates - Investment Grade (cost $86,105,689)		86,285,917

SHORT-TERM INVESTMENTS – 1.7%
Time Deposit – 1.7%
State Street Time Deposit 0.01%, 4/01/16 (cost $111,706,679)	111,707	111,706,679

Total Investments – 100.5% (cost $6,465,841,885)		6,755,745,961
Other assets less liabilities – (0.5)%		(32,651,183)

Net Assets – 100.0%		$6,723,094,778

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX) CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00%	0.89%	$72,000	$375,993	$686,914

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Clearing Broker / (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)	$163,500	3/31/19	3 Month LIBOR	1.056%	$(25,392)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$66,580	12/14/20	1.548%	CPI#	$589,629
Deutsche Bank AG	68,450	7/15/20	1.265%	CPI#	1,901,992

					$2,491,621

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$99,500	3/01/23	0.904%	SIFMA*	$709,872
JPMorgan Chase Bank, NA	32,000	10/05/22	1.163%	SIFMA*	(447,076)
JPMorgan Chase Bank, NA	70,000	10/20/22	1.135%	SIFMA*	(803,795)
JPMorgan Chase Bank, NA	50,000	2/22/23	0.902%	SIFMA*	349,561

					$(191,438)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

^	Less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $2,118,111 or 0.0% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Defaulted matured security.

(e)	Non-income producing security.

(f)	When-Issued or delayed delivery security.

(g)	Variable rate coupon, rate shown as of March 31, 2016.

(h)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(i)	Fair valued by the Adviser.

(j)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of these securities amounted to $66,888,965 or 0.99% of net assets.

(k)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2016.

(l)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.5% and 0.1%, respectively.

62	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

DOT – Department of Transportation

ETM – Escrowed to Maturity

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

OSF – Order of St. Francis

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.8%
Long-Term Municipal Bonds – 94.8%
New York – 80.8%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$14,149,999
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,332,941
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22-7/01/23	2,000	2,386,440
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23-11/01/25	3,335	3,681,666
5.25%, 11/01/29	1,900	2,098,436
City of New York NY Series 2007A 5.00%, 8/01/18 (Pre-refunded/ETM)	20	21,135
5.00%, 8/01/18	4,550	4,809,486
Series 2007E 5.00%, 8/01/16	5,500	5,579,750
Series 2008A-1 5.00%, 8/15/16	4,400	4,471,500
Series 2008B-1 5.25%, 9/01/16	10,000	10,192,100
Series 2011A 5.00%, 8/01/26	14,275	16,869,338
Series 2011D-1 5.00%, 10/01/24	2,860	3,387,184
Series 2011E-3 5.00%, 8/01/23	6,855	8,100,828
Series 2012I 5.00%, 8/01/22	2,320	2,811,098
Series 2013B 5.00%, 8/01/20	10,000	11,595,700
Series 2013F 5.00%, 3/01/17	2,675	2,781,358
Series 2013I 5.00%, 8/01/20	18,775	21,770,927

64	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Yonkers NY Series 2011A 5.00%, 10/01/16-10/01/17	$3,880	$4,049,309
County of Monroe NY Series 2015 5.00%, 6/01/17-6/01/22	16,340	18,286,278
BAM Series 2015 5.00%, 6/01/21-6/01/22	5,860	6,870,876
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,905,187
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	9,612,986
Series 2014A 5.00%, 4/01/25	10,190	12,377,997
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,116,517
Erie County Industrial Development Agency (The) AGM Series 2008A 5.00%, 5/01/16 (Pre-refunded/ETM)	1,280	1,284,467
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,843,768
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,409,900
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20(a)	1,450	1,447,448
5.25%, 1/01/24(a)	1,250	1,226,550
Long Island Power Authority NATL Series 2006F 5.00%, 5/01/16	11,885	11,928,380
Metropolitan Transportation Authority Series 2006B 5.00%, 11/15/16	4,665	4,790,582

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.00%, 11/15/17 (Pre-refunded/ETM)	$1,980	$2,035,282
Series 2010D 5.25%, 11/15/24	10,755	12,634,436
Series 2010G 5.00%, 11/15/21	9,305	10,831,857
5.25%, 11/15/22-11/15/26	33,880	39,985,237
Series 2011C 5.00%, 11/15/24	2,890	3,408,466
Series 2011D 5.00%, 11/15/22-11/15/25	11,775	13,917,034
AGM Series 2002B 0.88%, 11/01/22(b)	14,550	14,096,622
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	17,161,874
NATL Series 2004A 5.25%, 11/15/16	9,820	10,096,826
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,489,848
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28(c)	8,000	8,017,040
New York City Municipal Water Finance Authority Series 2006BB 5.00%, 6/15/19 (Pre-refunded/ETM)	2,210	2,229,868
Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	12,752,836
5.00%, 6/15/21 (Pre-refunded/ETM)	1,285	1,405,109
5.00%, 6/15/21	5,620	6,129,790
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	3,173,190
Series 2010FF 5.00%, 6/15/25	24,730	28,595,546

66	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011HH 5.00%, 6/15/26	$9,055	$10,687,526
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	17,478,147
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,750,341
Series 2015G 5.00%, 6/15/28	11,465	14,209,836
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	5,216,838
Series 2012S 5.00%, 7/15/25	7,390	8,884,849
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	1,160	1,359,485
Series 2011A-1 5.00%, 11/01/23	15,315	18,360,388
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	17,708,696
Series 2011C 5.00%, 11/01/20	9,480	11,110,276
Series 2012B 5.00%, 11/01/16-11/01/24	13,660	16,115,948
Series 2012D 5.00%, 11/01/20-11/01/23	32,780	39,343,307
Series 2012E 5.00%, 2/01/21-2/01/26	11,600	13,805,244
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	8,120,006
Series 2014C 5.00%, 11/01/26	6,345	7,821,164
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	11,567,463
Series 2015C 5.00%, 11/01/26	20,000	25,030,600
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2008C 5.75%, 12/01/16	23,025	23,785,516

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	$4,745	$5,573,145
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(d)(e)	1,980	20
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2008A 5.00%, 4/01/19-4/01/20	16,145	17,497,094
New York Power Authority NATL Series 2007C 5.00%, 11/15/16	6,245	6,415,051
New York State Dormitory Authority Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,560,113
5.00%, 2/15/23 (Pre-refunded/ETM)	865	1,046,122
5.00%, 2/15/24 (Pre-refunded/ETM)	815	985,653
5.00%, 2/15/25 (Pre-refunded/ETM)	880	1,064,263
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,913,859
Series 2015A 5.00%, 7/01/22-7/01/26	6,415	7,752,400
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,478,225
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,833,777
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/22	29,830	36,123,832

68	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 3/15/23	$2,215	$2,731,029
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,523,276
NATL Series 1998A 6.00%, 7/01/18	1,000	1,114,430
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	1,130	1,388,216
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,137,030
Series 2008C 5.00%, 3/15/18	24,875	26,921,964
Series 2009D 5.00%, 6/15/20	2,230	2,516,488
Series 2009G 5.00%, 3/15/18	7,840	8,472,453
Series 2012A 5.00%, 12/15/21	5,905	7,075,253
Series 2012B 5.00%, 3/15/22	3,905	4,696,700
Series 2012D 5.00%, 2/15/22-2/15/25	18,285	21,888,916
Series 2014A 5.00%, 2/15/28-2/15/29	13,825	16,696,163
Series 2014C 5.00%, 3/15/28-3/15/29	14,485	17,579,619
Series 2015B 5.00%, 2/15/23	1,160	1,417,822
Series 2015E 5.00%, 3/15/23	4,380	5,361,514
AMBAC Series 2005B 5.50%, 3/15/23	5,000	6,284,250
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/18-7/01/19	3,820	4,262,800
New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	3,125	3,689,563

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	$3,870	$4,532,389
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 1.196%, 4/01/34(b)	20,500	19,290,397
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	6,868,341
Series 2007B 5.00%, 6/15/16	1,610	1,624,377
Series 2009A 5.25%, 6/15/24	7,300	8,292,654
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22-9/15/22	9,320	11,399,014
New York State Thruway Authority 5.00%, 4/01/17	21,665	22,596,428
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21-4/01/25	26,175	31,162,626
AMBAC Series 2005B 5.50%, 4/01/20	9,080	10,642,759
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,093,674
Series 2013A 5.00%, 5/01/19	25,000	27,969,500
Series 2014 5.00%, 1/01/26-1/01/28	4,345	5,302,170
Series 2014J 5.00%, 1/01/26-1/01/27	33,900	41,205,453
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	6,301,788

70	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	$3,525	$3,858,606
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/20	9,915	11,374,587
Series 2015A 5.00%, 3/15/23	12,400	15,187,892
Series 2016A 5.00%, 3/15/27-3/15/28	10,010	12,577,379
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	4,256,636
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,318,920
Series 2011O 5.00%, 10/15/21	5,215	6,137,377
Series 2013-178 5.00%, 12/01/23	10,480	12,602,200
Series 2014 5.00%, 9/01/23-9/01/27	12,470	14,944,871
Series 2014-1 5.00%, 10/15/23	3,455	4,149,282
Series 2014-186 5.00%, 10/15/21-10/15/22	12,575	14,858,740
Series 2015E 5.00%, 10/15/21-10/15/23	23,485	27,937,823
XLCA Series 2006 5.00%, 10/01/17	6,425	6,445,496
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25-10/15/26	13,140	16,515,201
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	605	606,742
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/16-7/01/17	2,900	2,997,969

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	$1,025	$1,062,823
Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,336,749
Series 2008C 5.00%, 11/15/16	5,000	5,134,900
Series 2008D 5.00%, 11/15/16	14,880	15,275,957
Series 2011A 5.00%, 1/01/27	7,000	8,346,450
Series 2012B 5.00%, 11/15/19-11/15/23	28,330	34,221,577
Series 2013A 5.00%, 11/15/28	5,000	6,022,650
Series 2013B 5.00%, 11/15/22	7,525	9,192,540
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/16-9/01/21	16,590	17,457,427
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	340	342,499
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	34,825	42,177,104
Series 2016A 5.00%, 6/15/27(f)	5,670	7,156,334

		1,407,285,963

Alabama – 0.7%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,145	12,105,030

California – 1.5%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	16,365	17,929,166
5.25%, 7/01/21 (Pre-refunded/ETM)	5,000	5,706,500
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2013A 5.00%, 6/01/19	1,225	1,381,310

72	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	$1,280	$1,435,341

		26,452,317

District of Columbia – 0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19-10/01/21	5,795	6,562,531

Florida – 2.6%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	15,255	15,397,329
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	4,954,622
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,950,430
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(e)(g)(h)	2,060	803,400
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(e)(g)(h)	185	92,500
Series 2010A-1 6.125%, 5/01/35(e)	75	75,090
Series 2010A-2 6.125%, 5/01/35(e)	180	180,182
Series 2010B 5.125%, 5/01/17(e)	225	226,100
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	905	950,042
Polk County School District (Polk County School District Sales Tax) AGM Series 2007 5.00%, 10/01/16	2,690	2,746,221
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	17,856,880

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(e)(g)(h)(i)	$155	$55,226
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,216,090

		46,504,112

Georgia – 0.4%
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	6,975	7,233,215

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,625	1,722,533

Illinois – 1.6%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,541,178
State of Illinois Series 2012 5.00%, 3/01/21-8/01/25	9,765	10,725,433
Series 2013 5.50%, 7/01/25	7,435	8,439,245
Series 2014 5.00%, 5/01/24	2,540	2,861,005
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(d)(e)	1,307	256,826

		27,823,687

Indiana – 0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18-10/15/21	10,745	12,124,127

Louisiana – 0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(d)(e)	1,515	378,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(e)(g)(h)	1,155	231,000

74	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(d)(e)	$1,500	$270,000

		879,750

Michigan – 0.2%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	2,985	3,492,420

Nevada – 0.5%
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,275,494

New Jersey – 2.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,585,619
Series 2013 5.00%, 3/01/21	2,500	2,728,825
Series 2015X 5.00%, 6/15/19-6/15/21	23,895	26,103,435
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,410,154

		34,828,033

Pennsylvania – 1.1%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/16-9/01/21	14,925	16,691,118
5.25%, 9/01/23	2,345	2,721,771

		19,412,889

Puerto Rico – 0.2%
Puerto Rico Electric Power Authority NATL Series 2002KK 5.50%, 7/01/16	3,695	3,721,013

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.2%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	$17,375	$20,390,431

Texas – 0.0%
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	5	5,097

Washington – 0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,894,294

Total Municipal Obligations (cost $1,573,962,440)		1,651,712,936

GOVERNMENTS - TREASURIES – 3.4%
United States – 3.4%
U.S. Treasury Notes 1.625%, 11/30/20 (cost $58,246,902)	58,035	59,193,437

CORPORATES - INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Becton Dickinson and Co. 1.084% (Libor 3 Month + 0.45%), 6/15/16(j) (cost $2,683,000)	2,683	2,683,182

SHORT-TERM INVESTMENTS – 0.8%
Time Deposit – 0.8%
State Street Time Deposit 0.01%, 4/01/16 (cost $14,449,812)	14,450	14,449,812

Total Investments – 99.2% (cost $1,649,342,154)		1,728,039,367
Other assets less liabilities – 0.8%		13,758,192

Net Assets – 100.0%		$1,741,797,559

76	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$17,230	12/14/20	1.548%	CPI	#	$152,588
Deutsche Bank AG	17,700	7/15/20	1.265%	CPI	#	491,822

						$644,410

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$51,500	10/19/22	1.103%	SIFMA	*	$(483,344)
Citibank, NA	14,600	3/01/23	0.904%	SIFMA	*	104,162

						$(379,182)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.15% of net assets as of March 31, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20	11/14/13	$1,450,000	$1,447,448	0.08%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 5.25%, 1/01/24	11/14/13	1,250,000	1,226,550	0.07%

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of these securities amounted to $33,387,019 or 1.92% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2016.

(d)	Security is in default and is non-income producing.

(e)	Illiquid security.

(f)	When-Issued or delayed delivery security.

(g)	Defaulted matured security.

(h)	Non-income producing security.

(i)	Fair valued by the Adviser.

(j)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Intermediate New York Municipal Portfolio—Portfolio of Investments

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.8% and 0.1%, respectively.

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
SRF	– State Revolving Fund
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

78	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2016 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities, at value	$1,226,304,599		$6,755,745,961	$1,728,039,367
Cash	– 0	–	294,915	– 0	–
Cash collateral due from broker	– 0	–	3,295,931	– 0	–
Receivables:
Capital shares sold	1,401,034		10,194,702	3,711,910
Investment securities sold	481,086		51,321,256	5,000
Interest	15,281,973		75,963,665	20,626,756
Margin due from broker on exchange-traded derivatives	– 0	–	125,788	– 0	–
Terminated interest rate swaps	25,607		144,693	37,627
Unrealized appreciation of inflation swaps	437,496		2,491,621	644,410
Unrealized appreciation of interest rate swaps	191,412		1,059,433	104,162

Total assets	1,244,123,207		6,900,637,965	1,753,169,232

Liabilities
Cash collateral due to broker	– 0	–	1,350,000	– 0	–
Payables:
Investment securities purchased	43,734,852		160,281,812	7,058,867
Capital shares redeemed	4,591,902		6,568,722	1,663,487
Dividends to shareholders	743,978		4,430,799	1,133,557
Management fee	495,500		2,360,946	702,972
Shareholder servicing fee	91,130		423,886	126,795
Distribution fee	37,634		195,449	87,015
Transfer Agent fee	3,049		35,387	4,494
Accrued expenses	95,487		645,315	111,142
Unrealized depreciation of interest rate swaps	273,235		1,250,871	483,344

Total liabilities	50,066,767		177,543,187	11,371,673

Net Assets	$1,194,056,440		$6,723,094,778	$1,741,797,559

Cost of investments	$1,170,094,432		$6,465,841,885	$1,649,342,154

Net Assets Consist of:
Capital stock, at par	$82,098		$459,478	$122,141
Additional paid-in capital	1,153,979,951		6,464,891,853	1,677,733,604
Undistributed net investment income/(distributions in excess of net investment income)	(80,226)		(143,042)	114,504
Accumulated net realized loss on investment transactions	(16,491,223)		(34,979,292)	(15,135,131)
Net unrealized appreciation of investments, inflation swaps and interest rate swaps	56,565,840		292,865,781	78,962,441

	$1,194,056,440		$6,723,094,778	$1,741,797,559

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Statement of Assets & Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,080,995,938	$5,045,459,094	$1,504,786,419
Shares of capital stock outstanding	74,324,683	344,795,090	105,516,877

Net asset value and offering price per share	$14.54	$14.63	$14.26

Class A Shares
Net Assets	$91,350,293	$470,499,266	$178,626,827
Shares of capital stock outstanding	6,280,787	32,129,417	12,529,410

Net asset value and redemption price per share	$14.54	$14.64	$14.26
Sales charge – 3.00% of public offering price	0.45	0.45	0.44

Maximum offering price	$14.99	$15.09	$14.70

Class B Shares
Net Assets	$1,558	$88,920	$17,736
Shares of capital stock outstanding	107.14	6,073	1,245

Net asset value and offering price per share	$14.54	$14.64	$14.25

Class C Shares
Net Assets	$21,708,651	$114,091,705	$58,366,577
Shares of capital stock outstanding	1,492,744	7,793,943	4,093,443

Net asset value and offering price per share	$14.54	$14.64	$14.26

Advisor Class Shares
Net Assets		$1,092,955,793
Shares of capital stock outstanding		74,753,779

Net asset value and offering price per share		$14.62

See notes to financial statements.

80	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2016 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$16,340,272		$85,534,412	$24,815,391

Expenses:
Management fee (see Note 2A)	2,879,725		13,834,951	4,107,020
Shareholder servicing fee (see Note 2B)	528,148		2,470,427	737,073
Custodian fee	101,819		174,995	110,484
Transfer Agent fee – Non-Retail Class	12,276		56,190	18,628
Transfer Agent fee – Class A	14,472		605,761	31,842
Transfer Agent fee – Class B	3		156	18
Transfer Agent fee – Class C	3,518		150,495	11,245
Transfer Agent fee – Advisor Class	– 0	–	134,156	– 0	–
Distribution fees – Class A	113,482		586,667	226,997
Distribution fees – Class B	9		445	110
Distribution fees – Class C	108,418		578,958	292,329
Directors’ fees and expenses	31,812		180,978	46,965
Auditing and tax fees	21,835		105,779	30,267
Legal fees	13,764		66,694	19,310
Printing fees	11,347		111,896	23,408
Registration fees	8,536		129,313	16,630
Miscellaneous	28,863		142,796	41,796

Total expenses	3,878,027		19,330,657	5,714,122

Net expenses	3,878,027		19,330,657	5,714,122

Net investment income	12,462,245		66,203,755	19,101,269

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,146,164		(4,175,189)	(2,296,422)
Swaps	(26,151)		(95,084)	(102,980)

Net realized gain (loss) on investment transactions	1,120,013		(4,270,273)	(2,399,402)

Net change in unrealized appreciation/depreciation of:
Investments	9,852,959		73,527,111	21,037,535
Swaps	439,309		3,434,286	388,124

Net change in unrealized appreciation/depreciation of investments	10,292,268		76,961,397	21,425,659

Net realized and unrealized gain on investment transactions	11,412,281		72,691,124	19,026,257

Net Increase in Net Assets Resulting from Operations	$23,874,526		$138,894,879	$38,127,526

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,462,245	$24,807,578
Net realized gain (loss) on investment transactions	1,120,013	544,928
Net change in unrealized appreciation/depreciation of investments	10,292,268	(7,219,798)

Net increase in net assets resulting from operations	23,874,526	18,132,708
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(11,330,631)	(22,395,029)
Class A	(884,795)	(2,124,781)
Class B	(9)	(29)
Class C	(130,504)	(287,592)

Total dividends to shareholders	(12,345,939)	(24,807,431)

Capital-Share Transactions:
Net proceeds from sales of shares	119,450,065	225,316,366
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	9,570,605	18,927,724

Total proceeds from shares sold	129,020,670	244,244,090
Cost of shares redeemed	(97,348,905)	(206,162,447)

Net increase in net assets from capital-share transactions	31,671,765	38,081,643

Net increase in net assets	43,200,352	31,406,920
Net Assets:
Beginning of period	1,150,856,088	1,119,449,168

End of period(a)	$1,194,056,440	$1,150,856,088

(a) Includes distributions in excess of net investment income of:	$(80,226)	$(196,532)

See notes to financial statements.

82	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$66,203,755	$130,111,751
Net realized loss on investment transactions	(4,270,273)	(4,040,842)
Net change in unrealized appreciation/depreciation of investments	76,961,397	(24,760,694)

Net increase in net assets resulting from operations	138,894,879	101,310,215
Dividends to Shareholders:
Municipal Class	(49,939,920)	(100,297,133)
Class A	(4,193,800)	(26,327,829)
Class B	(420)	(1,094)
Class C	(594,957)	(1,342,817)
Advisor Class	(11,470,015)	(2,142,878)

Total dividends to shareholders	(66,199,112)	(130,111,751)

Capital-Share Transactions:
Net proceeds from sales of shares	689,618,749	2,457,503,589
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	53,437,060	101,868,529

Total proceeds from shares sold	743,055,809	2,559,372,118
Cost of shares redeemed	(622,006,704)	(2,294,929,602)

Net increase in net assets from capital-share transactions	121,049,105	264,442,516

Net increase in net assets	193,744,872	235,640,980
Net Assets:
Beginning of period	6,529,349,906	6,293,708,926

End of period(a)	$6,723,094,778	$6,529,349,906

(a) Includes distributions in excess of net investment income of:	$(143,042)	$(147,685)

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$19,101,269	$40,327,740
Net realized gain (loss) on investment transactions	(2,399,402)	2,850,194
Net change in unrealized appreciation/depreciation of investments	21,425,659	(10,912,734)

Net increase in net assets resulting from operations	38,127,526	32,265,200
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(16,594,048)	(34,935,066)
Class A	(1,867,794)	(4,453,201)
Class B	(131)	(1,742)
Class C	(380,464)	(937,900)

Total dividends to shareholders	(18,842,437)	(40,327,909)

Capital-Share Transactions:
Net proceeds from sales of shares	144,804,838	272,955,832
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	14,794,757	31,104,914

Total proceeds from shares sold	159,599,595	304,060,746
Cost of shares redeemed	(128,606,539)	(316,118,189)

Net increase (decrease) in net assets from capital-share transactions	30,993,056	(12,057,443)

Net increase (decrease) in net assets	50,278,145	(20,120,152)
Net Assets:
Beginning of period	1,691,519,414	1,711,639,566

End of period(a)	$1,741,797,559	$1,691,519,414

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$114,504	$(144,328)

See notes to financial statements.

84	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2016 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. Effective February 1, 2002, the Bernstein Portfolios commenced offering AB Intermediate Municipal Class A, AB Intermediate Municipal Class B and AB Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

86	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2016:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,135,703,346	$30,812,356	(b)	$1,166,515,702
Governments – Treasuries		– 0	–	17,936,014	– 0	–	17,936,014
Corporates – Investment Grade		– 0	–	7,209,160	– 0	–	7,209,160
Short-Term Investments		– 0	–	34,643,723	– 0	–	34,643,723

Total Investments in Securities		– 0	–	1,195,492,243	30,812,356		1,226,304,599

Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	437,496	– 0	–	437,496
Interest Rate Swaps		– 0	–	191,412	– 0	–	191,412
Liabilities:
Interest Rate Swaps		– 0	–	(273,235)	– 0	–	(273,235)

Total(c)	$	– 0	–	$1,195,847,916	$30,812,356		$1,226,660,272

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,308,265,464	$66,353,903	(b)	$6,374,619,367
Governments – Treasuries		– 0	–	183,133,998	– 0	–	183,133,998
Corporates – Investment Grade		– 0	–	86,285,917	– 0	–	86,285,917
Short-Term Investments		– 0	–	111,706,679	– 0	–	111,706,679

Total Investments in Securities		– 0	–	6,689,392,058	66,353,903		6,755,745,961

Other Financial Instruments(a):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	686,914	– 0	–	686,914	(d)
Inflation (CPI) Swaps		– 0	–	2,491,621	– 0	–	2,491,621
Interest Rate Swaps		– 0	–	1,059,433	– 0	–	1,059,433
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(25,392)	– 0	–	(25,392	)(d)
Interest Rate Swaps		– 0	–	(1,250,871)	– 0	–	(1,250,871)

Total(c)	$	– 0	–	$6,692,353,763	$66,353,903		$6,758,707,666

88	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,622,213,983	$29,498,953		$1,651,712,936
Governments – Treasuries		– 0	–	59,193,437	– 0	–	59,193,437
Corporates – Investment Grade		– 0	–	2,683,182	– 0	–	2,683,182
Short-Term Investments		– 0	–	14,449,812	– 0	–	14,449,812

Total Investments in Securities		– 0	–	1,698,540,414	29,498,953		1,728,039,367

Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	644,410	– 0	–	644,410
Interest Rate Swaps		– 0	–	104,162	– 0	–	104,162
Liabilities:
Interest Rate Swaps		– 0	–	(483,344)	– 0	–	(483,344)

Total(c)	$	– 0	–	$1,698,805,642	$29,498,953		$1,728,304,595

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	The Portfolio held securities with zero market value at period end.

(c)	There were no transfers between any levels during the reporting period.

(d)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds(a)		Total
Balance as of 9/30/15	$25,938,420		$25,938,420
Accrued discounts/(premiums)	(75,094)		(75,094)
Realized gain (loss)	(280,777)		(280,777)
Change in unrealized appreciation/depreciation	731,168		731,168
Purchases	5,007,863		5,007,863
Sales	(509,224)		(509,224)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/16	$30,812,356		$30,812,356

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(b)	$452,172		$452,172

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

Diversified Municipal Portfolio	Long-Term Municipal Bonds(a)		Total
Balance as of 9/30/15	$73,165,940		$73,165,940
Accrued discounts/(premiums)	636,910		636,910
Realized gain (loss)	(9,606,662)		(9,606,662)
Change in unrealized appreciation/depreciation	6,065,396		6,065,396
Purchases	627,270		627,270
Sales	(4,534,951)		(4,534,951)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/16	$66,353,903		$66,353,903

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(b)	$(2,682,443)		$(2,682,443)

New York Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/15	$27,345,012		$27,345,012
Accrued discounts/(premiums)	(62,719)		(62,719)
Realized gain (loss)	(3,940,905)		(3,940,905)
Change in unrealized appreciation/depreciation	4,643,979		4,643,979
Purchases	8,606,904		8,606,904
Sales	(7,093,318)		(7,093,318)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/16	$29,498,953		$29,498,953

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(b)	$374,628		$374,628

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2016. Securities priced i) by third party vendors or ii) at net asset value are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

New York Municipal Portfolio
	Fair Value at 3/31/16	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$55,226	Market Approach	Value Reduced by Annual Coupon	$35.63/N/A

90	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

California Municipal Portfolio
	Fair Value at 3/31/16			Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$	– 0	–	Qualitative Assessment		$0.00/N/A
		$53,445		Market Approach	Value Reduced by Annual Coupon	$35.63/N/A
The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

As of September 30, 2015, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of

92	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion and 0.35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion, 0.35% of the next $2 billion and 0.30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

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Notes to Financial Statements

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2016, the compensation retained by ABIS amounted to: California Municipal Portfolio, $9,284; Diversified Municipal Portfolio, $200,826; and New York Municipal Portfolio, $14,279.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A

94	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. There are no distribution and servicing fees on the Advisor Class shares. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,025	$1,284,785
Diversified Municipal	456,209	3,045,706
New York Municipal	743,274	2,299,814

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2016, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B			Class C
California Municipal	$62	$	– 0	–	$	– 0	–	$466
Diversified Municipal	322		1,895			– 0	–	4,116
New York Municipal	31		– 0	–		– 0	–	76

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2016, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$152,355,207	$42,712,096	$101,040,999	$25,074,077
Diversified Municipal	682,366,040	291,321,396	554,250,896	111,766,796
New York Municipal	152,572,913	68,243,915	171,091,852	10,101,953

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
California Municipal	$61,128,990	$(4,918,823)	$56,210,167
Diversified Municipal	310,055,677	(20,151,601)	289,904,076
New York Municipal	87,099,087	(8,401,874)	78,697,213

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

96	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

98	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

During the six months ended March 31, 2016, the California Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes. The Diversified Municipal Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended March 31, 2016, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2016, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Notes to Financial Statements

subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2016, the Diversified Municipal Portfolio held credit default swaps for non-hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place

100	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty on the tables below.

At March 31, 2016, the Portfolio had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$437,496

Interest rate contracts	Unrealized appreciation on interest rate swaps	191,412	Unrealized depreciation on interest rate swaps	$273,235

Total		$628,908		$273,235

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(26,151)	$439,309

Total		$(26,151)	$439,309

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Notes to Financial Statements

At March 31, 2016, the Portfolio had entered into the following derivatives:

Diversified Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/ Payable for variation margin on exchange- traded derivatives	$25,392	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$686,914	*

Interest rate contracts	Unrealized appreciation on inflation swaps	2,491,621

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,059,433		Unrealized depreciation on interest rate swaps	1,250,871

Total		$4,237,968			$1,276,263

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(147,216)	$2,747,372

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	52,132	686,914

Total		$(95,084)	$3,434,286

102	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

At March 31, 2016, the Portfolio had entered into the following derivatives:

New York Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$644,410

Interest rate contracts	Unrealized appreciation on interest rate swaps	104,162	Unrealized depreciation on interest rate swaps	$483,344

Total		$748,572		$483,344

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(102,980)	$388,124

Total		$(102,980)	$388,124

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2016:

California Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$26,500,000
Inflation Swaps:
Average notional amount	$20,000,000

Diversified Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$151,833,333
Inflation Swaps:
Average notional amount	$113,317,143
Centrally Cleared Interest Rate Swaps:
Average notional amount	$163,500,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$72,000,000	(a)

(a)	Positions were open for two months during the period.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Notes to Financial Statements

New York Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$56,366,667
Inflation Swaps:
Average notional amount	$29,388,571

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of March 31, 2016:

California Municipal Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$236,043	$	– 0	–	$	– 0	–	$	– 0	–	$236,043
Deutsche Bank AG	333,439		– 0	–		– 0	–		– 0	–	333,439
JPMorgan Chase Bank, NA	59,426		(59,426)			– 0	–		– 0	–	– 0	–

Total	$628,908		$(59,426)		$	– 0	–	$	– 0	–	$569,482	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
JPMorgan Chase Bank, NA	$273,235	$(59,426)	$	– 0	–	$(213,809)	$	– 0	–

Total	$273,235	$(59,426)	$	– 0	–	$(213,809)	$	– 0	–

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

104	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Diversified Municipal Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$125,788	$	– 0	–	$	– 0	–	$	– 0	–		$125,788

Total	$125,788	$	– 0	–	$	– 0	–	$	– 0	–		$125,788	^

OTC Derivatives:
Citibank, NA	$1,299,501	$	– 0	–	$	– 0	–		$(1,299,501)		$	– 0	–
Deutsche Bank AG	1,901,992		– 0	–		– 0	–		– 0	–		1,901,992
JPMorgan Chase Bank, NA	349,561		(349,561)			– 0	–		– 0	–		– 0	–

Total	$3,551,054		$(349,561)		$	– 0	–		$(1,299,501)			$1,901,992	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
JPMorgan Chase Bank, NA	$1,250,871	$(349,561)	$	– 0	–	$(901,310)	$	– 0	–

Total	$1,250,871	$(349,561)	$	– 0	–	$(901,310)	$	– 0	–

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

New York Municipal Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$256,750	$(256,750)		$	– 0	–	$	– 0 –		$ – 0	–
Deutsche Bank AG	491,822	– 0	–		– 0	–		– 0 –		491,822

Total	$748,572	$(256,750)		$	– 0	–	$	– 0 –		$491,822	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Citibank, NA	$483,344	$(256,750)		$	– 0	–	$	– 0	–	$226,594

Total	$483,344	$(256,750)		$	– 0	–	$	– 0	–	$226,594	^

^	Net amount represents the net receivable/pay able that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

California Municipal Portfolio	2015		2014
Distributions paid from:
Ordinary income	$422,086		$597,498
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	422,086		597,498
Tax exempt distributions	24,385,345		23,805,618

Total distributions paid	$24,807,431		$24,403,116

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$2,761,161		$4,448,328
Long-term capital gains	– 0	–	784,940

Total taxable distributions paid	2,761,161		5,233,268
Tax exempt distributions	127,350,590		126,016,346

Total distributions paid	$130,111,751		$131,249,614

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$123,264		$250,396
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	123,264		250,396
Tax exempt distributions	40,204,645		40,119,812

Total distributions paid	$40,327,909		$40,370,208

As of September 30, 2015, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses(b)	Unrealized Appreciation	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$486,571	$(17,611,236)	$46,273,572	$29,148,907
Diversified Municipal	3,900,273	(30,709,020)	215,904,384	189,095,637
New York Municipal	1,377,323	(12,735,729)	57,536,782	46,178,376

(a)	100% of these income amounts for all Portfolios is tax-exempt income.

(b)

As of September 30, 2015 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2015, California Municipal Portfolio and New York Municipal Portfolio utilized capital loss carryforwards of $544,928 and $2,850,194, respectively, to offset current year net realized gains.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

106	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2015, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
California Municipal	$2,406,179	n/a	2019
California Municipal	190,642	$15,014,415	No expiration
Diversified Municipal	1,073,090	29,635,930	No expiration
New York Municipal	122,058	12,613,671	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Notes to Financial Statements

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. Puerto Rico announced recently that the Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, would default on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If

108	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal Portfolio and New York Municipal Portfolio are not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Notes to Financial Statements

derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than

110	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 14.3 billion shares of common stock, par value $0.001 per share, of which 4.6 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Total
California Municipal	200	200	200	200	200	1,000
Diversified Municipal	800	400	400	400	400	2,400
New York Municipal	400	200	200	200	200	1,200

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Notes to Financial Statements

Share transactions for each Portfolio for the six months ended March 31, 2016 and the year ended September 30, 2015, were as follows:

	California Municipal Portfolio
	Shares			Amount
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015

Municipal Class Shares
Shares sold	6,745,672		12,821,814	$97,723,682		$185,141,626

Shares issued to shareholders on reinvestment of dividends	619,451		1,217,389	8,970,927		17,570,554

Shares redeemed	(5,030,638)		(9,644,564)	(72,862,207)		(139,347,578)

Net increase	2,334,485		4,394,639	33,832,402		63,364,602

Beginning of period	71,990,198		67,595,559	1,004,769,297		941,404,695

End of period	74,324,683		71,990,198	$1,038,601,699		$1,004,769,297

Class A Shares
Shares sold	1,440,658		2,557,459	$20,816,871		$36,983,162

Shares issued to shareholders on reinvestment of dividends	35,835		80,689	519,024		1,165,099

Shares converted from Class B	49		100	710		1,438

Shares redeemed	(1,598,715)		(4,322,532)	(23,089,976)		(62,421,640)

Net decrease	(122,173)		(1,684,284)	(1,753,371)		(24,271,941)

Beginning of period	6,402,960		8,087,244	94,796,081		119,068,022

End of period	6,280,787		6,402,960	$93,042,710		$94,796,081

Class B Shares
Shares issued to shareholders on reinvestment of dividends	– 0	–	3	$9		$29

Shares converted to Class A	(49)		(100)	(710)		(1,438)

Shares redeemed	– 0	–	(1)	– 0	–	(14)

Net decrease	(49)		(98)	(701)		(1,423)

Beginning of period	156		254	422,227		423,650

End of period	107		156	$421,526		$422,227

112	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Class C Shares
Shares sold	62,697	220,460	$908,802	$3,180,519

Shares issued to shareholders on reinvestment of dividends	5,571	12,466	80,645	179,959

Shares redeemed	(96,435)	(302,367)	(1,396,012)	(4,370,073)

Net decrease	(28,167)	(69,441)	(406,565)	(1,009,595)

Beginning of period	1,520,911	1,590,352	22,408,880	23,418,475

End of period	1,492,744	1,520,911	$22,002,315	$22,408,880

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Municipal Class Shares
Shares sold	32,717,239	68,278,825	$476,833,357	$990,655,894

Shares issued to shareholders on reinvestment of dividends and distributions	2,733,847	5,482,969	39,823,646	79,487,767

Shares redeemed	(26,539,819)	(55,681,255)	(386,526,756)	(806,729,136)

Net increase	8,911,267	18,080,539	130,130,247	263,414,525

Beginning of period	335,883,823	317,803,284	4,670,466,507	4,407,051,982

End of period	344,795,090	335,883,823	$4,800,596,754	$4,670,466,507

Class A Shares
Shares sold	4,423,292	25,400,779	$64,517,243	$368,929,151

Shares issued to shareholders on reinvestment of dividends and distributions	162,682	1,372,939	2,371,236	19,918,614

Shares converted from Class B	1,198	1,993	17,391	28,776

Shares redeemed	(5,583,495)	(99,594,173)	(81,319,175)	(1,438,051,056)

Net decrease	(996,323)	(72,818,462)	(14,413,305)	(1,049,174,515)

Beginning of period	33,125,740	105,944,202	486,652,628	1,535,827,143

End of period	32,129,417	33,125,740	$472,239,323	$486,652,628

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Notes to Financial Statements

Diversified Municipal Portfolio
Shares	Amount
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Class B Shares
Shares sold	611	910	$8,950	$13,101

Shares issued to shareholders on reinvestment of dividends and distributions	14	50	209	732

Shares converted to Class A	(1,198)	(1,992)	(17,391)	(28,776)

Shares redeemed	– 0	–	(129)	– 0	–	(1,883)

Net decrease	(573)	(1,161)	(8,232)	(16,826)

Beginning of period	6,646	7,807	726,426	743,252

End of period	6,073	6,646	$718,194	$726,426

Class C Shares
Shares sold	482,483	669,857	$7,029,043	$9,733,694

Shares issued to shareholders on reinvestment of dividends and distributions	23,695	63,769	345,180	925,144

Shares redeemed	(789,801)	(1,902,823)	(11,510,375)	(27,626,088)

Net decrease	(283,623)	(1,169,197)	(4,136,152)	(16,967,250)

Beginning of period	8,077,566	9,246,763	119,553,811	136,521,061

End of period	7,793,943	8,077,566	$115,417,659	$119,553,811

Advisor Class Shares(a)
Shares sold	9,698,175	75,539,024	$141,212,765	$1,088,142,973

Shares issued to shareholders on reinvestment of dividends and distributions	748,311	106,602	10,896,789	1,536,272

Shares redeemed	(9,777,666)	(1,560,667)	(142,633,007)	(22,492,663)

Net increase	668,820	74,084,959	9,476,547	1,067,186,582

Beginning of period	74,084,959	– 0	–	1,067,186,582	– 0	–

End of period	74,753,779	74,084,959	$1,076,663,129	$1,067,186,582

(a)	Commenced distribution on June 26, 2015.

114	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

New York Municipal Portfolio
Shares	Amount
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Municipal Class Shares
Shares sold	8,525,645	16,809,283	$121,149,371	$237,498,112

Shares issued to shareholders on reinvestment of dividends and distributions	928,625	1,932,681	13,187,409	27,301,931

Shares redeemed	(6,466,016)	(17,371,578)	(91,862,812)	(245,500,858)

Net increase	2,988,254	1,370,386	42,473,968	19,299,185

Beginning of period	102,528,623	101,158,237	1,393,024,627	1,373,725,442

End of period	105,516,877	102,528,623	$1,435,498,595	$1,393,024,627

Class A Shares
Shares sold	1,377,542	2,154,340	$19,539,313	$30,473,688

Shares issued to shareholders on reinvestment of dividends and distributions	92,114	217,532	1,307,739	3,073,138

Shares converted from Class B	604	7,593	8,576	106,884

Shares redeemed	(2,224,538)	(3,891,960)	(31,567,330)	(54,897,996)

Net decrease	(754,278)	(1,512,495)	(10,711,702)	(21,244,286)

Beginning of period	13,283,688	14,796,183	192,209,130	213,453,416

End of period	12,529,410	13,283,688	$181,497,428	$192,209,130

Class B Shares
Shares sold	– 0	–(a)	1	$	– 0	–	$14

Shares issued to shareholders on reinvestment of dividends and distributions	9	103	114	1,460

Shares converted to Class A	(605)	(7,597)	(8,576)	(106,884)

Shares redeemed	– 0	–	(1,528)	(1)	(21,474)

Net decrease	(596)	(9,021)	(8,463)	(126,884)

Beginning of period	1,841	10,862	829,782	956,666

End of period	1,245	1,841	$821,319	$829,782

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Class C Shares
Shares sold	289,206	344,774	$4,107,578	$4,877,134

Shares issued to shareholders on reinvestment of dividends and distributions	21,099	51,551	299,495	728,385

Shares redeemed	(363,483)	(1,103,427)	(5,167,820)	(15,590,977)

Net decrease	(53,178)	(707,102)	(760,747)	(9,985,458)

Beginning of period	4,146,621	4,853,723	60,799,150	70,784,608

End of period	4,093,443	4,146,621	$60,038,403	$60,799,150

(a)	Share amount is less than one full share.

NOTE 7.

Recent Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.

Liquidation of U.S. Government Short Duration Portfolio

At a meeting held on January 27, 2016, the Board approved the liquidation and termination of U.S. Government Short Duration Portfolio (the “Portfolio”) and made a liquidating distribution on May 3, 2016 (the “Liquidation Date”). The liquidation of the Portfolio may result in a taxable event for shareholders who are subject to federal income tax. Shareholders should consult their tax advisers.

NOTE 9.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

116	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.40	$ 14.49	$ 14.29	$ 14.91	$ 14.62	$ 14.84

Income From Investment Operations
Net investment income†	.14	.29	.30	.34	.41	.42
Net realized and unrealized gain (loss) on investment transactions	.14	(.09)	.20	(.61)	.29	(.07)

Total from investment operations	.28	.20	.50	(.27)	.70	.35

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.29)	(.30)	(.35)	(.41)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.15)

Total dividends and distributions	(.14)	(.29)	(.30)	(.35)	(.41)	(.57)

Net asset value, end of period	$ 14.54	$ 14.40	$ 14.49	$ 14.29	$ 14.91	$ 14.62

Total Return
Total investment return based on net asset value(a)	2.03%	1.41%	3.53%	(1.88)%	4.85%	2.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$91,350	$92,211	$117,157	$120,384	$113,889	$59,978
Average net assets (000 omitted)	$90,786	$105,062	$115,483	$127,613	$88,033	$49,895
Ratio to average net assets of:
Expenses	.82	%*	.83	%+	.87%	.87%	.87%	.88%
Net investment income	1.97	%*	2.02	%+	2.09%	2.34%	2.76%	2.94%
Portfolio turnover rate	11%	16%	10%	23%	15%	14%

See footnote summary on page 127.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.39	$ 14.48	$ 14.28	$ 14.91	$ 14.62	$ 14.84

Income From Investment Operations
Net investment income†	.07	.14	.19	.25	.31	.32
Net realized and unrealized gain (loss) on investment transactions	.15	(.09)	.18	(.64)	.29	(.07)

Total from investment operations	.22	.05	.37	(.39)	.60	.25

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.14)	(.17)	(.24)	(.31)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.15)

Total dividends and distributions	(.07)	(.14)	(.17)	(.24)	(.31)	(.47)

Net asset value, end of period	$ 14.54	$ 14.39	$ 14.48	$ 14.28	$ 14.91	$ 14.62

Total Return
Total investment return based on net asset value(a)	1.52%	.37%	2.61%	(2.63)%	4.11%	1.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2	$2	$4	$22	$65	$160
Average net assets (000 omitted)	$2	$3	$11	$48	$112	$305
Ratio to average net assets of:
Expenses	1.81	%*	1.88	%+	1.69%	1.58%	1.59%	1.59%
Net investment income	.96	%*	.99	%+	1.30%	1.69%	2.09%	2.23%
Portfolio turnover rate	11%	10%	10%	23%	15%	14%

See footnote summary on page 127.

118	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.40	$ 14.49	$ 14.29	$ 14.91	$ 14.62	$ 14.84

Income From Investment Operations
Net investment income†	.09	.19	.20	.24	.31	.32
Net realized and unrealized gain (loss) on investment transactions	.14	(.09)	.20	(.62)	.29	(.07)

Total from investment operations	.23	.10	.40	(.38)	.60	.25

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.19)	(.20)	(.24)	(.31)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.15)

Total dividends and distributions	(.09)	(.19)	(.20)	(.24)	(.31)	(.47)

Net asset value, end of period	$ 14.54	$ 14.40	$ 14.49	$ 14.29	$ 14.91	$ 14.62

Total Return
Total investment return based on net asset value(a)	1.58%	.67%	2.81%	(2.55)%	4.12%	1.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$21,709	$21,901	$23,036	$28,103	$25,647	$20,163
Average net assets (000 omitted)	$21,684	$22,305	$25,026	$29,066	$22,572	$19,880
Ratio to average net assets of:
Expenses	1.57	%*	1.57	%+	1.57%	1.56%	1.58%	1.59%
Net investment income	1.22	%*	1.29	%+	1.39%	1.66%	2.07%	2.23%
Portfolio turnover rate	11%	10%	10%	23%	15%	14%

See footnote summary on page 127.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class A
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.48		$ 14.54		$ 14.36		$ 14.92	$ 14.66	$ 14.75

Income From Investment Operations
Net investment income†	.13		.26		.29		.34	.38	.41
Net realized and unrealized gain (loss) on investment transactions	.16		(.06)		.18		(.53)	.27	(.01)

Total from investment operations	.29		.20		.47		(.19)	.65	.40

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.26)		(.29)		(.35)	(.38)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(b)	(.02)	(.01)	(.07)

Total dividends and distributions	(.13)		(.26)		(.29)		(.37)	(.39)	(.49)

Net asset value, end of period	$ 14.64		$ 14.48		$ 14.54		$ 14.36	$ 14.92	$ 14.66

Total Return
Total investment return based on net asset value(a)	1.91%		1.40%		3.33%		(1.33)%	4.50%	2.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$470,499		$479,736		$1,540,449		$1,108,708	$810,284	$535,805
Average net assets (000 omitted)	$469,334		$1,459,820		$1,324,941		$819,476	$655,183	$380,510
Ratio to average net assets of:
Expenses	.78	%*	.83	%+	.86%		.78%	.78%	.79%
Net investment income	1.80	%*	1.80	%+	1.99%		2.34%	2.55%	2.83%
Portfolio turnover rate	10%		15%		19%		19%	16%	18%

See footnote summary on page 127.

120	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class B
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.48		$ 14.54		$ 14.37		$ 14.93	$ 14.66	$ 14.76

Income From Investment Operations
Net investment income†	.07		.15		.20		.24	.27	.30
Net realized and unrealized gain (loss) on investment transactions	.16		(.06)		.16		(.54)	.28	(.02)

Total from investment operations	.23		.09		.36		(.30)	.55	.28

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.15)		(.19)		(.24)	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(b)	(.02)	(.01)	(.07)

Total dividends and distributions	(.07)		(.15)		(.19)		(.26)	(.28)	(.38)

Net asset value, end of period	$ 14.64		$ 14.48		$ 14.54		$ 14.37	$ 14.93	$ 14.66

Total Return
Total investment return based on net asset value(a)	1.49%		.64%		2.52%		(2.02)%	3.79%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$89		$96		$113		$382	$536	$817
Average net assets (000 omitted)	$89		$104		$228		$477	$724	$1,032
Ratio to average net assets of:
Expenses	1.63	%*	1.59	%+	1.55%		1.49%	1.53%	1.53%
Net investment income	.96	%*	1.05	%+	1.39%		1.66%	1.82%	2.12%
Portfolio turnover rate	10%		15%		19%		19%	16%	18%

See footnote summary on page 127.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class C
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30,
			2015		2014		2013	2012	2011

Net asset value, beginning of period	$ 14.48		$ 14.54		$ 14.36		$ 14.92	$ 14.66	$ 14.75

Income From Investment Operations
Net investment income†	.08		.16		.19		.24	.27	.31
Net realized and unrealized gain (loss) on investment transactions	.16		(.06)		.18		(.54)	.28	(.02)

Total from investment operations	.24		.10		.37		(.30)	.55	.29

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.16)		(.19)		(.24)	(.28)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(b)	(.02)	(.01)	(.07)

Total dividends and distributions	(.08)		(.16)		(.19)		(.26)	(.29)	(.38)

Net asset value, end of period	$ 14.64		$ 14.48		$ 14.54		$ 14.36	$ 14.92	$ 14.66

Total Return
Total investment return based on net asset value(a)	1.53%		.66%		2.62%		(2.02)%	3.77%	2.07%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$114,092		$116,939		$134,435		$166,410	$172,473	$111,400
Average net assets (000 omitted)	$115,792		$125,295		$149,054		$183,114	$139,330	$103,683
Ratio to average net assets of:
Expenses	1.54	%*	1.57	%+	1.55%		1.48%	1.48%	1.49%
Net investment income	1.04	%*	1.07	%+	1.33%		1.65%	1.85%	2.14%
Portfolio turnover rate	10%		15%		19%		19%	16%	18%

See footnote summary on page 127.

122	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2016 (unaudited)	June 26, 2015(c) to September 30, 2015

Net asset value, beginning of period	$ 14.47	$ 14.35

Income From Investment Operations
Net investment income†	.15	.08
Net realized and unrealized gain on investment transactions	.15	.13	††

Total from investment operations	.30	.21

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.09)

Net asset value, end of period	$ 14.62	$ 14.47

Total investment return based on net asset value(a)	2.17%	1.40%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,092,956	$1,071,776
Average net assets (000 omitted)	$1,093,904	$380,380
Ratio to average net assets of:
Expenses	.57%*	.47	%+*
Net investment income	2.01%*	2.19	%+*
Portfolio turnover rate	10%	15%

See footnote summary on page 127.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.10	$ 14.16	$ 14.04	$ 14.66	$ 14.41	$ 14.52

Income From Investment Operations
Net investment income†	.15	.31	.32	.35	.39	.41
Net realized and unrealized gain (loss) on investment transactions	.16	(.06)	.12	(.61)	.25	(.06)

Total from investment operations	.31	.25	.44	(.26)	.64	.35

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.31)	(.32)	(.35)	(.39)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	(.05)

Total dividends and distributions	(.15)	(.31)	(.32)	(.36)	(.39)	(.46)

Net asset value, end of period	$ 14.26	$ 14.10	$ 14.16	$ 14.04	$ 14.66	$ 14.41

Total Return
Total investment return based on net asset value(a)	2.18%	1.80%	3.18%	(1.82)%	4.50%	2.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$178,627	$187,256	$209,558	$217,567	$246,050	$183,641
Average net assets (000 omitted)	$181,598	$201,391	$205,590	$251,554	$210,357	$163,702
Ratio to average net assets of:
Expenses	.81	%*	.82	%+	.85%	.84%	.85%	.84%
Net investment income	2.09	%*	2.21	%+	2.28%	2.43%	2.68%	2.86%
Portfolio turnover rate	11%	17%	11%	17%	14%	14%

See footnote summary on page 127.

124	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.09	$ 14.16	$ 14.04	$ 14.65	$ 14.40	$ 14.51

Income From Investment Operations
Net investment income†	.09	.21	.23	.25	.28	.30
Net realized and unrealized gain (loss) on investment transactions	.16	(.07)	.11	(.60)	.25	(.06)

Total from investment operations	.25	.14	.34	(.35)	.53	.24

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.21)	(.22)	(.25)	(.28)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	(.05)

Total dividends and distributions	(.09)	(.21)	(.22)	(.26)	(.28)	(.35)

Net asset value, end of period	$ 14.25	$ 14.09	$ 14.16	$ 14.04	$ 14.65	$ 14.40

Total Return
Total investment return based on net asset value(a)	1.78%	.98%	2.45%	(2.44)%	3.73%	1.75%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$18	$26	$154	$425	$595	$754
Average net assets (000 omitted)	$22	$118	$300	$506	$692	$920
Ratio to average net assets of:
Expenses	1.69	%*	1.57	%+	1.56%	1.55%	1.60%	1.58%
Net investment income	1.22	%*	1.47	%+	1.60%	1.73%	1.95%	2.13%
Portfolio turnover rate	11%	17%	11%	17%	14%	14%

See footnote summary on page 127.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 14.10	$ 14.17	$ 14.05	$ 14.66	$ 14.41	$ 14.52

Income From Investment Operations
Net investment income†	.09	.21	.22	.25	.29	.31
Net realized and unrealized gain (loss) on investment transactions	.16	(.07)	.12	(.60)	.25	(.06)

Total from investment operations	.25	.14	.34	(.35)	.54	.25

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.21)	(.22)	(.25)	(.29)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	(.05)

Total dividends and distributions	(.09)	(.21)	(.22)	(.26)	(.29)	(.36)

Net asset value, end of period	$ 14.26	$ 14.10	$ 14.17	$ 14.05	$ 14.66	$ 14.41

Total Return
Total investment return based on net asset value(a)	1.79%	.99%	2.46%	(2.44)%	3.77%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$58,367	$58,462	$68,754	$81,041	$91,139	$64,599
Average net assets (000 omitted)	$58,466	$63,403	$72,947	$92,988	$76,424	$61,580
Ratio to average net assets of:
Expenses	1.56	%*	1.55	%+	1.56%	1.55%	1.55%	1.54%
Net investment income	1.33	%*	1.48	%+	1.58%	1.73%	1.97%	2.16%
Portfolio turnover rate	11%	17%	11%	17%	14%	14%

See footnote summary on page 127.

126	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

*	Annualized.

††	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Amount is less than $.005.

(c)	Commencement of distribution.

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Financial Highlights

BOARD OF DIRECTORS

Bart Friedman(1)(2) , Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Matthew Norton, Vice President(3) Fred S. Cohen, Vice President(3) R.B. (“Guy”) Davidson III, Vice President(3)	Terrance T. Hults, Vice President(3) Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Norton, Cohen, Davidson and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C shares only.

128	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio
California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio1

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Funds (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 22, 2015. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 21, 2015, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2015 certain information relating to the profitability of the Adviser in 2014 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2015. In addition, the Independent Directors received materials

1	This liquidation of this Portfolio was approved on January 27, 2016.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Board’s Consideration of Investment Management Arrangement

prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 17, 2015, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on October 22, 2015, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of enhancements made to the investment strategies and research processes over multiple years. Following the September 17, 2015 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 7, 2015. The Independent Directors held a telephonic meeting on October 15, 2015 to discuss the contract renewal materials and supplemental materials. On October 21-22, 2015, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 22, 2015, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 22, 2015 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

130	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangement

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

Board’s Consideration of Investment Management Arrangement

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2015 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2015. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2013 and 2014, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 23, 2015 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

132	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangement

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 22, 2015 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of proposed changes in the operation of the Overlay Portfolios, it was anticipated that there would be significant waivers of management fees for those Portfolios to reflect their investment in underlying portfolios managed by the Adviser.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

Board’s Consideration of Investment Management Arrangement

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2016, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2016, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

134	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

In connection with the establishment of the International Small Cap Portfolio of the Bernstein Fund, Inc., the Adviser proposed at the September 17, 2015 meeting to revise the investment policies of Tax-Managed International Portfolio and International Portfolio to reduce or eliminate the Portfolios’ small-cap exposure to permit them to focus on securities of larger companies.

1	The Senior Officer’s evaluation was completed on October 5, 2015 and discussed with the Board on October 14, 21 and 22, 2015.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

136	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

3	Jones v. Harris at 1427.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2016.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed removing the 5 basis points advisory fee waiver.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

138	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

The Portfolios’ net assets on September 30, 2015 and September 30, 2014 are set forth below:

Portfolio	09/30/15 Net Assets ($MM)	09/30/14 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,569.0	$3,754.9	$-185.9
International Portfolio	$1,460.6	$1,535.8	$-75.2
Emerging Markets Portfolio	$1,108.2	$1,299.2	$-191.0
U.S. Government Short Duration Portfolio	$36.6	$45.0	$-8.4
Short Duration Plus Portfolio	$313.2	$384.1	$-70.9
Intermediate Duration Portfolio	$3,453.7	$3,852.8	$-399.1
Short Duration California Municipal Portfolio	$25.0	$40.8	$-15.8
Short Duration Diversified Municipal Portfolio	$189.9	$257.3	$-67.4
Short Duration New York Municipal Portfolio	$60.7	$91.3	$-30.6
California Municipal Portfolio	$1,151.9	$1,119.9	$32.0
Diversified Municipal Portfolio	$6,530.5	$6,298.7	$231.8
New York Municipal Portfolio	$1,693.4	$1,713.0	$-19.6

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2015 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.821%[5]	-0.107%
International Portfolio	0.968%	0.851%[5]	-0.117%
Emerging Markets Portfolio	1.238%	1.113%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.464%	0.458%	-0.006%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.493%	0.493%	0.000%
Diversified Municipal Portfolio	0.458%	0.419%	-0.039%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2015:

Portfolio	Semi-Annual Period Ending 03/31/15 Total Expense Ratio[6]
Tax-Managed International Portfolio[7]	Private Client	1.11%
	Class A	1.14%
	Class B	1.85%
	Class C	1.86%

International Portfolio[7]	Private Client	1.16%
	Class A	1.18%
	Class B	1.90%
	Class C	1.90%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.78%

Short Duration Plus Portfolio[8],[9]	Private Client	0.63%
	Class A	0.99%
	Class B	1.15%
	Class C	1.14%

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[8]	Private Client	0.78%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.68%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.85%
	Class B	1.94%
	Class C	1.57%

Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.83%
	Class B	1.59%
	Class C	1.55%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.83%
	Class B	1.57%
	Class C	1.55%

6	Annualized.

7	Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month ended March 31, 2015, such fees amounted to $4,388 and $23,775, respectively for Tax-Managed International Portfolio and International Portfolio

8	For the six month period ending March 31, 2015, to prevent expenses of Short Duration Plus Portfolio and Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $8,757 and $1,066, respectively. Short Duration Plus Portfolio’s distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, reimbursed an additional amount of $95.

9	ABI voluntarily agreed to waive a portion of the Portfolio’s Rule 12b-1 fee for Classes A, B and C shares to limit such fee to 0.20%, 0.45% and 0.45%, respectively for each share class. For the six months ended March 31, 2015, such waiver amounted to $43,745.

140	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.10 In addition to the relevant AB Institutional fee

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	141

schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2015 net assets.11

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio[12]	$3,569.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.821%

International Portfolio[12]	$1,460.6	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.420%	0.851%

Emerging Markets Portfolio[12]	$1,108.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.809%	1.113%

U.S. Government Short Duration Portfolio[13]	$36.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.255%	0.450%

Short Duration Plus Portfolio	$313.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.283%	0.450%

Intermediate Duration Portfolio	$3,453.7	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.255%	0.458%

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	The effective advisory fee shown for the Portfolio reflects the 5 basis points advisory fee waiver currently in place.

13	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AB Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

142	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/15 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$25.0	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.280%	0.450%

Short Duration Diversified Municipal Portfolio	$189.9	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.187%	0.450%

Short Duration New York Municipal Portfolio	$60.7	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.233%	0.450%

California Municipal Portfolio	$1,151.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.493%

Diversified Municipal Portfolio	$6,530.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.419%

New York Municipal Portfolio	$1,693.4	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	143

charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.14 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2015 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.851%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.113%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[15]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.450%	0.458%

14	Group peers selected by Lipper from the 2015 Lipper 15(c) Report.

15	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%.

144	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.493%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.407%	0.419%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2015 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio[16]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.995%	1.113%

	Emerging Markets Growth Portfolio[17]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance The Adviser is currently waiving 5 basis points of its advisory fee.	1.113%	1.113%

16	Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries.

17	Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	145

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[18]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[19],[20]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A/B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

18	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

19	The ITM fund is privately placed or institutional.

20	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

146	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2015 net assets:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[21]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.584%	0.851%

Emerging Markets Portfolio[22]	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.482%	1.113%

U.S. Government Short Duration Portfolio	Client #3[21]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[21]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.419%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

21	The sub-advised relationship is with an affiliate of the Adviser.

22	The advisory fee shown for Emerging Markets Portfolio includes the 5 basis points advisory fee waiver.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	147

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.23,24 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)25 and the Portfolio’s contractual management fee ranking.26

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

23	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

24	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

25	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

26	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

148	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Broadridge peers.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Tax-Managed International Portfolio[27]	0.869	0.819	10/14
Pro-forma	0.819	0.819	8/14

International Portfolio[27]	0.897	0.944	6/15
Pro-forma	0.847	0.944	5/15

Emerging Markets Portfolio[28],[29]	1.150	1.125	10/18
Pro-forma	1.100	1.125	9/18

U.S. Government Short Duration Portfolio	0.450	0.450	7/14

Short Duration Plus Portfolio	0.450	0.400	11/19

Intermediate Duration Portfolio	0.457	0.395	11/15

Short Duration California Municipal Portfolio[30]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.423	8/13

Short Duration New York Municipal Portfolio[30]	0.450	0.450	5/9

California Municipal Portfolio[30]	0.493	0.483	9/15

Diversified Municipal Portfolio	0.419	0.415	10/15

New York Municipal Portfolio[30]	0.479	0.472	11/16

27	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

28	The Portfolio’s actual management fee was 1.098%, while the EG and EU medians for actual (net) management fees was 1.088% and 0.962%, respectively. The Portfolio’s management fee on a gross basis, in which the management fee waiver is added to the management fee, was 1.148%, while the EG and EU medians for gross management fees were 1.103% and 1.048%, respectively.

29	The difference between the contractual management fee and actual management fee is that the contractual management fees for the Portfolio and its peers are based on the Portfolio’s current net assets rounded to the nearest $25 million, and does not include any temporary management fee waivers or reimbursements. Actual net and gross management fees are based on each fund’s actual average net assets, regardless the statuses of the management fee waivers or reimbursements.

30	Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	149

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[31]	Broadridge. EG Median (%)	Broadridge Group Rank	Broadridge. EU Median (%)	Broadridge Universe Rank
Tax-Managed International Portfolio	1.109	1.150	7/14	1.150	117/257
Without 5 bp adv. fee waiver	1.159	1.150	7/14	1.150	131/257

International Portfolio	1.152	1.254	5/15	1.150	130/257
Without 5 bp adv. fee waiver	1.202	1.254	5/15	1.150	150/257

Emerging Markets Portfolio	1.436	1.561	6/18	1.407	210/395
Without 5 bp adv. fee waiver	1.486	1.561	6/18	1.407	231/395

U.S. Government Short Duration Portfolio	0.779	0.778	8/14	0.701	35/55

Short Duration Plus Portfolio	0.624	0.651	8/19	0.621	85/168

Intermediate Duration Portfolio	0.581	0.780	4/15	0.651	99/284

Short Duration California Municipal Portfolio[32]	0.727	0.727	5/9	0.665	10/17

Short Duration Diversified Municipal Portfolio	0.620	0.642	6/14	0.555	43/66

Short Duration New York Municipal Portfolio[32]	0.665	0.665	5/9	0.665	9/17

California Municipal Portfolio[32]	0.635	0.741	5/16	0.608	98/177

Diversified Municipal Portfolio	0.557	0.678	4/15	0.609	50/131

New York Municipal Portfolio[32]	0.614	0.747	3/16	0.627	75/155

31	The total expense ratios are for the most recently completed fiscal year Private Client Class.

32	Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

150	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Based on this analysis, considering pro-forma information where possible, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis, with the exception of International Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio, which have equally favorable rankings, and U.S. Government Short Duration Portfolio, which has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013. Including administrative and servicing expenses, with the exception of California Municipal Portfolio, where the Adviser’s 2014 profitability was equal to 2013, and U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio, and Diversified Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2014, relative to 2013.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	151

assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2014:33

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$9,754,879
International Portfolio	4,078,030
Emerging Markets Portfolio	3,180,336
U.S. Government Short Duration Portfolio	48,774
Short Duration Plus Portfolio	347,138
Intermediate Duration Portfolio	3,885,193
Short Duration California Municipal Portfolio	51,916
Short Duration Diversified Municipal Portfolio	279,244
Short Duration New York Municipal Portfolio	99,339
California Municipal Portfolio	934,129
Diversified Municipal Portfolio	4,395,640
New York Municipal Portfolio	1,371,449

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2015, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/15 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.05%
International Portfolio	0.42%
Short Duration Plus Portfolio	15.97%
California Municipal Portfolio	9.92%
Diversified Municipal Portfolio	25.55%
New York Municipal Portfolio	14.52%

33	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

152	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2014:

Portfolio	Amount Received
Tax-Managed International Portfolio	$135
International Portfolio	459
Short Duration Plus Portfolio	773
California Municipal Portfolio	8
Diversified Municipal Portfolio	586
New York Municipal Portfolio	0

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2014:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,920	$12
International Portfolio	42,247	501
Short Duration Plus Portfolio	362,791	605
California Municipal Portfolio	596,822	6,613
Diversified Municipal Portfolio	5,467,648	123,228
New York Municipal Portfolio	1,349,236	23,945

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	153

received the following net fees from the Portfolios during the fiscal year ended September 30, 2014:34

Portfolio	ABIS Fee
Tax-Managed International Portfolio[35]	$860
International Portfolio[26]	5,908
Short Duration Plus Portfolio	27,675
California Municipal Portfolio	18,027
Diversified Municipal Portfolio	308,071
New York Municipal Portfolio	32,390

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2014.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the

34	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2014, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

35	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

154	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,36 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.37 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.38 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.39

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $471 billion as of August 31, 2015, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

36	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

37	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

38	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

39	There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	155

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios40 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”)41 for the periods ended July 31, 2015.42 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[43]
1 year	0.11	2.47	3.26	12/14	239/315
3 year	12.11	13.03	12.35	9/14	148/270
5 year	6.15	9.61	9.29	12/14	225/246
10 year	2.55	7.68	6.43	10/10	125/125

International Portfolio[43]
1 year	0.10	3.26	3.26	12/15	241/315
3 year	12.04	12.83	12.35	9/13	151/270
5 year	6.14	9.33	9.29	13/13	226/246
10 year	2.65	6.87	6.43	10/10	122/125

Emerging Markets Portfolio
1 year	-9.55	-10.65	-11.69	8/18	232/628
3 year	4.17	2.58	2.07	6/17	143/431
5 year	1.36	2.24	2.01	9/13	161/279
10 year	6.47	7.17	7.85	7/10	90/120

U.S. Government Short Duration Portfolio
1 year	0.97	1.24	1.23	10/14	54/69
3 year	0.69	1.03	0.86	10/13	44/62
5 year	1.00	1.45	1.20	9/12	48/59
10 year	2.64	3.03	3.08	10/11	33/39

Short Duration Plus Portfolio
1 year	1.10	1.34	1.37	12/19	177/243
3 year	0.97	1.77	1.73	15/18	190/199
5 year	1.27	2.41	2.39	15/18	160/164
10 year	2.38	3.61	3.58	15/15	111/115

40	The gross performance returns are for the Private Client class shares of the Portfolios.

41	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

42	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

156	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	3.36	3.21	2.80	5/15	47/399
3 year	2.61	2.65	2.52	10/15	147/356
5 year	4.22	4.40	4.32	12/14	174/321
10 year	5.43	5.27	5.29	5/13	87/216

Short Duration California Municipal Portfolio
1 year	0.38	1.84	1.78	7/7	15/15
3 year	0.74	2.22	1.95	7/7	15/15
5 year	1.03	3.21	2.05	7/7	10/14
10 year	2.33	3.90	3.90	5/5	7/7

Short Duration Diversified Municipal Portfolio
1 year	0.59	0.88	0.93	12/14	70/82
3 year	0.80	1.14	1.14	11/13	61/70
5 year	1.24	1.69	1.68	11/12	50/65
10 year	2.45	2.75	2.75	6/7	30/42

Short Duration New York Municipal Portfolio
1 year	0.71	1.14	1.67	3/3	7/7
3 year	0.93	0.95	0.95	3/3	5/7
5 year	1.28	1.35	2.64	3/3	6/6
10 year	2.42	2.56	3.61	3/3	6/6

California Municipal Portfolio
1 year	2.41	3.11	2.84	2/2	30/31
3 year	1.77	2.51	2.77	2/2	27/28
5 year	3.09	4.00	4.28	2/2	26/27
10 year	3.93	4.34	4.48	2/2	19/22

Diversified Municipal Portfolio
1 year	2.26	3.04	2.96	14/15	123/165
3 year	1.85	2.53	2.65	15/15	121/143
5 year	3.04	4.28	4.11	14/14	102/118
10 year	3.92	4.56	4.55	12/12	67/71

New York Municipal Portfolio
1 year	2.63	3.19	2.96	2/2	18/24
3 year	1.78	2.28	2.46	2/2	21/21
5 year	2.95	3.65	3.81	2/2	20/20
10 year	3.90	4.27	4.24	2/2	16/17

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	157

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)44 versus their benchmarks.45

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-0.99	10.87	4.97	1.40	5.75
MSCI EAFE Index[46]	-0.28	12.32	8.01	5.02	6.19
Inception Date: June 22, 1992

International Portfolio	-1.05	10.76	4.92	1.45	3.13
MSCI EAFE Index	-0.28	12.32	8.01	5.02	3.99
Inception Date: April 30, 1999

Emerging Markets Portfolio	-10.84	2.68	-0.09	4.91	6.78
MSCI Emerging Markets Index	-13.38	0.61	0.58	6.62	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.19	-0.06	0.28	1.91	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.47	0.35	0.65	1.74	4.25
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.01	0.59	0.78	2.55	4.76
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.76	2.02	3.63	4.83	6.30
Barclays Capital U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	6.61
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.35	0.03	0.35	1.62	2.45
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

44	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

45	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

46	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

158	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	-0.03	0.19	0.62	1.8	2.68
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.04	0.27	0.63	1.75	2.55
Barclays Capital 1 Year Municipal Bond Index[46]	0.48	0.66	0.83	2.16	3.06
Inception Date: October 3, 1994

California Municipal Portfolio	1.78	1.13	2.45	3.28	4.48
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.10
Inception Date: August 6, 1990

Diversified Municipal Portfolio	1.70	1.29	2.47	3.34	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

New York Municipal Portfolio	2.01	1.16	2.32	3.26	4.71
Barclays Capital 5 Year GO Municipal Index[46]	1.70	1.59	2.57	3.92	5.20
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Emerging Markets Portfolio, the Directors should consider asking the Adviser to extend the 5 basis points advisory fee waiver or to reduce the proposed advisory fee to the extent such fee will not be above the Portfolio Broadridge expense group median.47 This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2015

47	At the October 22, 2015 meeting, the Adviser agreed to implement an advisory fee waiver of 2.5 basis points effective until October 31, 2016 for Emerging Markets Portfolio.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	159

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

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Large Cap Growth Fund

Small Cap Growth Portfolio

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INTERNATIONAL/ GLOBAL EQUITY

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FIXED INCOME

Municipal

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Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

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ALTERNATIVES

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Select US Long/Short Portfolio

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MULTI-ASSET

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MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

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Wealth Strategies

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CLOSED-END FUNDS

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Alliance California Municipal Income Fund

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AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

160	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

AB Family of Funds

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0152-0316

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2016

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) (212) 486-5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—April 21, 2016

On the following pages, you will find the 2016 Semi-Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”; and individually, a “Portfolio”). The Semi-Annual Report covers the six-month period ended March 31, 2016, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets have been volatile for the last six months. After recovering in the fourth quarter from a third-quarter drop, markets plunged in January and then promptly rebounded to deliver positive returns for the first quarter. The downdraft reflected fears that a decline in oil prices indicated falling demand from a slowing global economy, including slower-than-expected growth in China. Expectations of a rationalization of oil supplies and continued central bank support contributed to the rebound. For the six-month period as a whole, returns were strongly positive for the international developed markets, and slightly negative for the emerging markets.

While volatility levels have fallen, our proprietary volatility forecast remains closer to average, and we continue to believe that elevated bouts of volatility could recur. As a result, our Dynamic Asset Allocation team has modestly pared its stock underweight while overweighting high-quality bonds. Within equities, we are overweighting the US and emerging markets and underweighting non-US developed markets. As always, we’re monitoring our tactical positioning continuously.

Both taxable and municipal bonds generally produced positive returns for the six-month period, as the Federal Reserve increased rates in December, but subsequently left interest rates unchanged and reduced the number of expected official rate hikes for 2016 from four to two at their meeting in March. We expect to see a rate increase by midyear and again after the election.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Seth J. Masters

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to manage the volatility of diversified client portfolios managed

2016 Semi-Annual Report	1

by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Overlay A and Tax-Aware Overlay A Portfolios will obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by the Adviser.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds including the AllianceBernstein Pooling Portfolios—Multi-Asset Real Return Portfolio. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Index measures the performance of the largest 3,000 U.S. public companies representing approximately 98% of the investible U.S. equity market by stock market capitalization. The MSCI ACWI ex. U.S. IMI Index captures large, mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging markets countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid and large cap securities across 23 Developed Markets and 23 Emerging Markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Real Estate (“FTSE EPRA/NAREIT Developed RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Barclays US TIPS 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities market, with maturities between one and ten years. The Barclays 1 -10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed income markets.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 51.4% Russell 3000, 22% MSCI ACWI ex U.S. IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global Real Estate, 2.2% Bloomberg Commodity, 10% Barclays U.S. Aggregate, 10% Barclays Global Aggregate (U.S. dollar hedged). The Composite Benchmark for Tax Aware Overlay A is 51.6% Russell 3000, 22.1% MSCI ACWI ex U.S. IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global Real Estate, 2.1% Bloomberg Commodity, 20% Barclays U.S. Aggregate. The Composite Benchmark for Overlay B is 18.7% Russell 3000, 8.0% MSCI ACWI ex U.S. IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global Real Estate, 1.1% Bloomberg Commodity, 10.5% Barclays U.S. TIPS 1–10 Year, 29.75% Barclays U.S. Aggregate, 29.75% Barclays Global Aggregate Bond (U.S. dollar hedged). The Composite Benchmark for Tax Aware Overlay B, C and N is 21% Russell 3000, 9% MSCI ACWI ex U.S. IMI, 14% Barclays U.S. TIPS 1–10 Year, 56% Barclays 1–10 Year Municipal Bond. The Russell 3000, MSCI ACWI ex U.S. IMI and MSCI ACWI Commodity Producers Index represent the allocation to global stocks, the FTSE EPRA/NAREIT Developed RE Index represents the allocation to real estate, the Bloomberg Commodity, Barclays U.S. Aggregate, Barclays U.S. TIPS 1–10 Year, Barclays 1–10 Year Municipal Bond, Barclays Global Aggregate (U.S. dollar hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years,

Disclosures & Risks continued on next page

2016 Semi-Annual Report	3

Disclosures and Risks (continued)

financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Advisor will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Advisor may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Advisor may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Advisor and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Advisor’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives.

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend

Disclosures & Risks continued on next page

2016 Semi-Annual Report	5

Disclosures and Risks (continued)

to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase

Disclosures & Risks continued on next page

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

transaction costs, which must be borne by the Portfolios and its shareholders.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. Puerto Rico announced recently that the Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, would default on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Portfolios’ municipal bond income will remain exempt from federal or state in-come taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Overlay A, Tax-Aware Overlay A, Overlay B, and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related

Disclosures & Risks continued on next page

2016 Semi-Annual Report	7

Disclosures and Risks (continued)

securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown on page 9 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

THROUGH MARCH 31, 2016	CLASS	PAST SIX MONTHS	PAST 12 MONTHS	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Overlay A Portfolio†	1	0.63%	-6.35%	3.68%	6.09%	2/8/2010
Return after taxes on Distributions*		-0.41%	-7.31%	2.61%	5.12%
Return after taxes on Distributions and sale of shares*		1.23%	-2.78%	2.73%	4.68%
	2	0.75%	-6.23%	3.87%	6.28%
Return after taxes on Distributions*		-0.34%	-7.24%	2.75%	5.27%
Return after taxes on Distributions and sale of shares*		1.34%	-2.67%	2.88%	4.83%
Composite Benchmark		5.33%	-2.14%	6.35%	9.01%
S&P 500 Index		8.49%	1.78%	11.58%	13.86%
Tax-Aware Overlay A Portfolio†	1	0.71%	-6.18%	3.05%	5.95%	2/8/2010
Return after taxes on Distributions*		-0.28%	-7.10%	2.40%	5.37%
Return after taxes on Distributions and sale of shares*		1.23%	-2.72%	2.39%	4.73%
	2	0.78%	-6.10%	3.23%	6.15%
Return after taxes on Distributions*		-0.24%	-7.05%	2.54%	5.54%
Return after taxes on Distributions and sale of shares*		1.30%	-2.65%	2.53%	4.89%
Composite Benchmark		5.24%	-2.16%	6.31%	9.01%
S&P 500 Index		8.49%	1.78%	11.58%	13.86%
Overlay B Portfolio†	1	1.96%	-2.34%	3.37%	4.52%	2/8/2010
Return after taxes on Distributions*		1.61%	-2.67%	1.94%	3.18%
Return after taxes on Distributions and sale of shares*		1.39%	-1.05%	2.13%	3.10%
	2	1.96%	-2.24%	3.52%	4.66%
Return after taxes on Distributions*		1.61%	-2.58%	2.04%	3.28%
Return after taxes on Distributions and sale of shares*		1.39%	-1.00%	2.23%	3.19%
Composite Benchmark		3.89%	0.59%	4.76%	5.82%
Barclays Global Aggregate Bond Index (U.S. dollar hedged)		3.38%	2.44%	4.59%	4.26%
Tax-Aware Overlay B Portfolio†	1	2.21%	-0.64%	3.24%	4.41%	2/8/2010
Return after taxes on Distributions*		2.08%	-0.76%	2.55%	3.73%
Return after taxes on Distributions and sale of shares*		1.76%	0.13%	2.49%	3.43%
	2	2.31%	-0.45%	3.39%	4.57%
Return after taxes on Distributions*		2.17%	-0.59%	2.69%	3.87%
Return after taxes on Distributions and sale of shares*		1.88%	0.31%	2.63%	3.57%
Composite Benchmark		3.53%	1.27%	4.86%	5.74%
Barclays 5-Year GO Municipal Bond Index		1.70%	2.77%	3.09%	2.97%
Tax-Aware Overlay C Portfolio†	1	2.05%	-0.80%	3.10%	4.31%	2/8/2010
Return after taxes on Distributions*		1.83%	-1.01%	2.40%	3.59%
Return after taxes on Distributions and sale of shares*		1.75%	0.12%	2.36%	3.32%
	2	2.15%	-0.70%	3.25%	4.47%
Return after taxes on Distributions*		1.92%	-0.92%	2.54%	3.74%
Return after taxes on Distributions and sale of shares*		1.87%	0.24%	2.50%	3.46%
Composite Benchmark		3.53%	1.27%	4.86%	5.74%
Barclays 5-Year GO Municipal Bond Index		1.70%	2.77%	3.09%	2.97%

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

(Historical Performance continued on next page)

2016 Semi-Annual Report	9

Historical Performance (continued from previous page)

THROUGH MARCH 31, 2016	CLASS	PAST SIX MONTHS	PAST 12 MONTHS	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Tax-Aware Overlay N Portfolio†	1	2.22%	-0.65%	3.14%	4.31%	2/8/2010
Return after taxes on Distributions*		2.06%	-0.81%	2.43%	3.58%
Return after taxes on Distributions and sale of shares*		1.85%	0.21%	2.39%	3.31%
	2	2.31%	-0.55%	3.29%	4.46%
Return after taxes on Distributions*		2.14%	-0.72%	2.57%	3.72%
Return after taxes on Distributions and sale of shares*		1.97%	0.33%	2.53%	3.45%
Composite Benchmark		3.53%	1.27%	4.86%	5.74%
Barclays 5-Year GO Municipal Bond Index		1.70%	2.77%	3.09%	2.97%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.40% and 1.20% for Overlay A; 1.37% and 1.17% for Tax-Aware Overlay A; 0.89% and 0.74% for Overlay B; 0.86% and 0.71% for Tax-Aware Overlay B; 0.90% and 0.75% for Tax-Aware Overlay C; and 0.91% and 0.76% for Tax-Aware Overlay N. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.16% and 0.96% for Overlay A; 1.14% and 0.94% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Composite Benchmark for Overlay A is 51.4% Russell 3000, 22% MSCI ACWI ex U.S. IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global Real Estate, 2.2% Bloomberg Commodity, 10% Barclays U.S. Aggregate, 10% Barclays Global Aggregate (U.S. dollar hedged. The Composite Benchmark for Tax Aware Overlay A is 51.6% Russell 3000, 22.1% MSCI ACWI ex U.S. IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global Real Estate, 2.1% Bloomberg Commodity, 20% Barclays U.S. Aggregate. The Composite Benchmark for Overlay B is 18.7% Russell 3000, 8.0% MSCI ACWI ex U.S. IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global Real Estate, 1.1% Bloomberg Commodity, 10.5% Barclays U.S. TIPS 1-10 Year, 29.75% Barclays U.S. Aggregate, 29.75% Barclays Global Aggregate Bond (U.S. dollar hedged). The Composite Benchmark for Tax Aware Overlay B, C and N is 21% Russell 3000, 9% MSCI ACWI ex U.S. IMI, 14% Barclays U.S. TIPS 1-10 Year, 56% Barclays 1-10 Year Municipal Bond.

The Portfolios are not stand alone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

†	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class I Shares	Tax-Aware Overlay B Class I Shares
Growth of $25,000*	Growth of $25,000*

Tax-Aware Overlay A Class I Shares	Tax-Aware Overlay C Class I Shares
Growth of $25,000*	Growth of $25,000*

Overlay B Class I Shares	Tax-Aware Overlay N Class I Shares
Growth of $25,000*	Growth of $25,000*

Composite Benchmark for Overlay A is 51.4% Russell 3000, 22% MSCI ACWI ex U.S. IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global Real Estate, 2.2% Bloomberg Commodity, 10% Barclays U.S. Aggregate, 10% Barclays Global Aggregate (U.S. dollar hedged). The Composite Benchmark for Tax Aware Overlay A is 51.6% Russell 3000, 22.1% MSCI ACWI ex U.S. IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global Real Estate, 2.1% Bloomberg Commodity, 20% Barclays U.S. Aggregate. The Composite Benchmark for Overlay B is 18.7% Russell 3000, 8.0% MSCI ACWI ex U.S. IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global Real Estate, 1.1% Bloomberg Commodity, 10.5% Barclays U.S. TIPS 1–10 Year, 29.75% Barclays U.S. Aggregate, 29.75% Barclays Global Aggregate Bond (U.S. dollar hedged). The Composite Benchmark for Tax Aware Overlay B, C and N is 21% Russell 3000, 9% MSCI ACWI ex U.S. IMI, 14% Barclays U.S. TIPS 1–10 Year, 56% Barclays 1–10 Year Municipal Bond.

*	Each chart shows the growth of $25,000 since inception to the period ended March 31, 2016.

See Disclosures, Risks and Note about Historical Performance on pages 3–8.

2016 Semi-Annual Report	11

Expense Example—March 31, 2016 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2015	ENDING ACCOUNT VALUE MARCH 31, 2016	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,006.30	$5.62	1.12%
Hypothetical**	$1,000	$1,019.40	$5.65	1.12%
Class 2
Actual	$1,000	$1,007.50	$4.62	0.92%
Hypothetical**	$1,000	$1,020.40	$4.65	0.92%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,007.10	$5.52	1.10%
Hypothetical**	$1,000	$1,019.50	$5.55	1.10%
Class 2
Actual	$1,000	$1,007.80	$4.52	0.90%
Hypothetical**	$1,000	$1,020.50	$4.55	0.90%

Overlay B
Class 1
Actual	$1,000	$1,019.60	$4.39	0.87%
Hypothetical**	$1,000	$1,020.65	$4.39	0.87%
Class 2
Actual	$1,000	$1,019.60	$3.64	0.72%
Hypothetical**	$1,000	$1,021.40	$3.64	0.72%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,022.10	$4.25	0.84%
Hypothetical**	$1,000	$1,020.80	$4.24	0.84%
Class 2
Actual	$1,000	$1,023.10	$3.49	0.69%
Hypothetical**	$1,000	$1,021.55	$3.49	0.69%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,020.50	$4.45	0.88%
Hypothetical**	$1,000	$1,020.60	$4.45	0.88%
Class 2
Actual	$1,000	$1,021.50	$3.69	0.73%
Hypothetical**	$1,000	$1,021.35	$3.69	0.73%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,022.20	$4.50	0.89%
Hypothetical**	$1,000	$1,020.55	$4.50	0.89%
Class 2
Actual	$1,000	$1,023.10	$3.74	0.74%
Hypothetical**	$1,000	$1,021.30	$3.74	0.74%

*	Expenses are equal to the Classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2016 (Unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS–45.9%
Information Technology–11.4%
Communications Equipment–0.1%
Ciena Corp.(a)	18,610	$353,962
CommScope Holding Co., Inc.(a)	11,000	307,120
Finisar Corp.(a)	40,796	744,119
Harris Corp.	3,290	256,159
Palo Alto Networks, Inc.(a)	419	68,356
Polycom, Inc.(a)	35,970	401,066

		2,130,782

Electronic Equipment, Instruments & Components–0.5%
Amphenol Corp.–Class A	125,850	7,276,647
Anixter International, Inc.(a)	4,890	254,818
Avnet, Inc.	8,750	387,625
CDW Corp./DE	10,600	439,900
Celestica, Inc. (Toronto)(a)	18,870	207,193
Keysight Technologies, Inc.(a)	15,190	421,371
TTM Technologies, Inc.(a)	30,630	203,689
VeriFone Systems, Inc.(a)	9,034	255,120
Vishay Intertechnology, Inc.	35,450	432,844

		9,879,207

Internet Software & Services–2.3%
Alphabet, Inc.–Class A(a)	4,944	3,771,778
Alphabet, Inc.–Class C(a)	23,666	17,629,987
CoStar Group, Inc.(a)	2,760	519,349
eBay, Inc.(a)	241,633	5,765,363
Facebook, Inc.–Class A(a)	148,235	16,913,613
Pandora Media, Inc.(a)	20,050	179,448

		44,779,538

IT Services–2.5%
Amdocs Ltd.	130,966	7,912,966
Booz Allen Hamilton Holding Corp.	14,830	449,052
Computer Sciences Corp.	128,382	4,415,057
Fiserv, Inc.(a)	78,400	8,042,272
Genpact Ltd.(a)	8,800	239,272
Vantiv, Inc.–Class A(a)	11,580	623,930
Visa, Inc.–Class A	219,200	16,764,416
Xerox Corp.	1,007,024	11,238,388

		49,685,353

Semiconductors & Semiconductor Equipment–1.4%
Advanced Micro Devices, Inc.(a)	51,960	148,086
Applied Materials, Inc.	654,734	13,867,266
Cavium, Inc.(a)	3,533	216,078
Cypress Semiconductor Corp.	49,630	429,796
Intel Corp.	208,593	6,747,984
Lam Research Corp.	3,490	288,274
Mellanox Technologies Ltd.(a)	6,630	360,208

Company	Shares	U.S. $ Value
Microsemi Corp.(a)	12,570	$481,557
ON Semiconductor Corp.(a)	42,248	405,158
Qorvo, Inc.(a)	4,240	213,738
Xilinx, Inc.	85,433	4,052,087

		27,210,232

Software–2.4%
ANSYS, Inc.(a)	92,847	8,306,093
Aspen Technology, Inc.(a)	7,613	275,058
Atlassian Corp. PLC–Class A(a)	10,456	262,968
Cadence Design Systems, Inc.(a)	23,477	553,588
Fortinet, Inc.(a)	11,690	358,065
Guidewire Software, Inc.(a)	6,812	371,118
HubSpot, Inc.(a)	8,060	351,577
Microsoft Corp.(b)	460,690	25,443,909
Oracle Corp.	185,805	7,601,282
Qlik Technologies, Inc.(a)	8,300	240,036
ServiceNow, Inc.(a)	38,500	2,355,430
Take-Two Interactive Software, Inc.(a)	13,221	498,035
Ultimate Software Group, Inc. (The)(a)	2,492	482,202
Verint Systems, Inc.(a)	11,850	395,553

		47,494,914

Technology Hardware, Storage & Peripherals–2.2%
Apple, Inc.(b)	285,047	31,067,273
Hewlett Packard Enterprise Co.	420,000	7,446,600
HP, Inc.	420,000	5,174,400
NCR Corp.(a)	21,580	645,889

		44,334,162

		225,514,188

Consumer Discretionary–6.6%
Auto Components–0.2%
Dana Holding Corp.	27,220	383,530
Lear Corp.	3,980	442,456
Magna International, Inc. (New York)–Class A	94,894	4,076,646
Tenneco, Inc.(a)	6,460	332,755

		5,235,387

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	9,052	586,389
Grand Canyon Education, Inc.(a)	13,027	556,774

		1,143,163

Hotels, Restaurants & Leisure–1.2%
Bloomin’ Brands, Inc.	27,380	461,901
Buffalo Wild Wings, Inc.(a)	2,520	373,262
Dave & Buster’s Entertainment, Inc.(a)	11,876	460,551
Habit Restaurants, Inc. (The)–Class A(a)	10,658	198,559
McDonald’s Corp.	72,534	9,116,073
Norwegian Cruise Line Holdings Ltd.(a)	8,874	490,644
Starbucks Corp.	185,433	11,070,350
Texas Roadhouse, Inc.–Class A	8,980	391,348
Wyndham Worldwide Corp.	6,896	527,061

		23,089,749

2016 Semi-Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Household Durables–0.1%
Helen of Troy Ltd.(a)	2,980	$308,996
Meritage Homes Corp.(a)	9,960	363,142
PulteGroup, Inc.	27,000	505,170
Tempur Sealy International, Inc.(a)	9,383	570,392

		1,747,700

Internet & Catalog Retail–0.4%
Expedia, Inc.	3,209	345,994
Priceline Group, Inc. (The)(a)	5,536	7,135,683
Shutterfly, Inc.(a)	7,000	324,590

		7,806,267

Media–1.4%
AMC Networks, Inc.–Class A(a)	8,079	524,650
Cable One, Inc.	740	323,476
Comcast Corp.–Class A	235,132	14,361,863
IMAX Corp.(a)	5,280	164,155
Regal Entertainment Group–Class A	9,780	206,749
Scholastic Corp.	8,900	332,593
Walt Disney Co. (The)(b)	120,419	11,958,811

		27,872,297

Multiline Retail–0.7%
Big Lots, Inc.	11,060	500,907
Dollar General Corp.	155,538	13,314,053

		13,814,960

Specialty Retail–1.8%
Caleres, Inc.	11,740	332,125
Children’s Place, Inc. (The)	6,970	581,786
Five Below, Inc.(a)	14,040	580,414
Home Depot, Inc. (The)	131,300	17,519,359
L Brands, Inc.	28,307	2,485,638
Lithia Motors, Inc.–Class A	5,159	450,535
Michaels Cos., Inc. (The)(a)	17,160	479,965
Murphy USA, Inc.(a)	4,760	292,502
Office Depot, Inc.(a)	54,870	389,577
Ross Stores, Inc.	183,453	10,621,929
Select Comfort Corp.(a)	16,998	329,591
Tractor Supply Co.	6,033	545,745
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,306	640,504

		35,249,670

Textiles, Apparel & Luxury Goods–0.7%
Crocs, Inc.(a)	37,480	360,558
NIKE, Inc.–Class B	218,600	13,437,342

		13,797,900

		129,757,093

Financials–6.4%
Banks–3.1%
Associated Banc-Corp.	14,350	257,439
Bank of America Corp.	1,306,396	17,662,474
Citizens Financial Group, Inc.	310,319	6,501,183

Company	Shares	U.S. $ Value
Comerica, Inc.	11,250	$426,038
First Niagara Financial Group, Inc.	30,210	292,433
First Republic Bank/CA	6,916	460,882
Fulton Financial Corp.	25,660	343,331
Huntington Bancshares, Inc./OH	53,140	506,956
IBERIABANK Corp.	2,927	150,067
Signature Bank/New York NY(a)	4,091	556,867
SVB Financial Group(a)	4,639	473,410
Synovus Financial Corp.	10,330	298,640
Texas Capital Bancshares, Inc.(a)	5,600	214,928
US Bancorp	257,004	10,431,792
Webster Financial Corp.	9,661	346,830
Wells Fargo & Co.	437,798	21,171,911
Zions Bancorporation	17,460	422,707

		60,517,888

Capital Markets–0.1%
Affiliated Managers Group, Inc.(a)	2,765	449,036
E*TRADE Financial Corp.(a)	15,700	384,493
Lazard Ltd.–Class A	11,747	455,783
Stifel Financial Corp.(a)	7,131	211,078

		1,500,390

Consumer Finance–1.5%
Capital One Financial Corp.	120,200	8,331,062
Discover Financial Services	169,598	8,635,930
OneMain Holdings, Inc.(a)	157,855	4,329,963
SLM Corp.(a)	35,340	224,763
Synchrony Financial(a)	305,652	8,759,986

		30,281,704

Insurance–1.4%
Allstate Corp. (The)	224,527	15,126,384
American Financial Group, Inc./OH	6,040	425,035
American International Group, Inc.	193,512	10,459,323
Aspen Insurance Holdings Ltd.	6,550	312,435
CNO Financial Group, Inc.	14,480	259,482
First American Financial Corp.	12,720	484,759
Hanover Insurance Group, Inc. (The)	5,090	459,220
Reinsurance Group of America, Inc.–Class A	4,570	439,862
Validus Holdings Ltd.	11,020	520,034

		28,486,534

Real Estate Investment Trusts (REITs)–0.3%
DDR Corp.	18,610	331,072
Gramercy Property Trust	66,794	564,409
Mid-America Apartment Communities, Inc.	4,040	412,928
Public Storage	16,842	4,645,529
RLJ Lodging Trust	12,320	281,882

		6,235,820

Real Estate Management & Development–0.0%
Kaisa Group Holdings Ltd.(a)(c)(d)	204,000	20,512

Thrifts & Mortgage Finance–0.0%
Essent Group Ltd.(a)	18,019	374,795

		127,417,643

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Health Care–5.9%
Biotechnology–1.0%
Alder Biopharmaceuticals, Inc.(a)	6,181	$151,373
Anacor Pharmaceuticals, Inc.(a)	2,080	111,176
Biogen, Inc.(a)	30,100	7,835,632
DBV Technologies SA (Sponsored ADR)(a)	2,804	91,270
Gilead Sciences, Inc.	116,765	10,726,033
Sage Therapeutics, Inc.(a)	3,838	123,046
TESARO, Inc.(a)	3,340	147,060

		19,185,590

Health Care Equipment & Supplies–0.9%
Align Technology, Inc.(a)	9,091	660,825
DENTSPLY SIRONA, Inc.	9,099	560,771
DexCom, Inc.(a)	7,626	517,882
Intuitive Surgical, Inc.(a)	13,007	7,817,857
Medtronic PLC	95,555	7,166,625
Nevro Corp.(a)	7,264	408,673
Penumbra, Inc.(a)	2,208	101,568

		17,234,201

Health Care Providers & Services–2.4%
Acadia Healthcare Co., Inc.(a)	9,120	502,603
Aetna, Inc.	97,663	10,972,438
Amsurg Corp.(a)	7,000	522,200
Anthem, Inc.	75,092	10,437,037
Diplomat Pharmacy, Inc.(a)	9,397	257,478
LifePoint Health, Inc.(a)	6,860	475,055
McKesson Corp.	33,693	5,298,224
Molina Healthcare, Inc.(a)	7,430	479,161
Premier, Inc.–Class A(a)	13,086	436,549
UnitedHealth Group, Inc.	136,858	17,640,996
WellCare Health Plans, Inc.(a)	3,760	348,740

		47,370,481

Life Sciences Tools & Services–0.0%
ICON PLC(a)	6,432	483,043

Pharmaceuticals–1.6%
Akorn, Inc.(a)	13,952	328,291
GW Pharmaceuticals PLC (ADR)(a)	1,519	109,596
Johnson & Johnson	129,900	14,055,180
Medicines Co. (The)(a)	4,430	140,741
Merck & Co., Inc.	75,616	4,000,843
Pfizer, Inc.	448,402	13,290,635

		31,925,286

		116,198,601

Consumer Staples–5.1%
Beverages–1.6%
Dr Pepper Snapple Group, Inc.	129,500	11,579,890
Monster Beverage Corp.(a)	32,904	4,388,736
PepsiCo, Inc.	150,173	15,389,729

		31,358,355

Company	Shares	U.S. $ Value
Food & Staples Retailing–1.7%
Costco Wholesale Corp.	60,720	$9,568,258
CVS Health Corp.	157,681	16,356,250
Kroger Co. (The)	219,040	8,378,280

		34,302,788

Food Products–0.2%
Blue Buffalo Pet Products, Inc.(a)	11,288	289,650
Ingredion, Inc.	4,690	500,845
Tyson Foods, Inc.–Class A	56,445	3,762,624

		4,553,119

Household Products–0.3%
Kimberly-Clark Corp.	40,138	5,398,962

Personal Products–0.5%
Estee Lauder Cos., Inc. (The)–Class A	91,900	8,667,089

Tobacco–0.8%
Altria Group, Inc.	252,729	15,835,999

		100,116,312

Industrials–3.9%
Aerospace & Defense–1.7%
Hexcel Corp.	12,681	554,287
L-3 Communications Holdings, Inc.	94,188	11,161,278
Northrop Grumman Corp.	63,007	12,469,085
Rockwell Collins, Inc.	33,077	3,050,030
TransDigm Group, Inc.(a)	1,957	431,206
United Technologies Corp.	63,142	6,320,514

		33,986,400

Air Freight & Logistics–0.0%
Expeditors International of Washington, Inc.	8,348	407,466

Airlines–0.6%
Delta Air Lines, Inc.	170,292	8,289,814
JetBlue Airways Corp.(a)	188,365	3,978,269

		12,268,083

Building Products–0.0%
Lennox International, Inc.	3,500	473,165

Commercial Services & Supplies–0.0%
ABM Industries, Inc.	9,840	317,930

Construction & Engineering–0.1%
AECOM(a)	17,052	525,031
EMCOR Group, Inc.	9,890	480,654
Granite Construction, Inc.	10,670	510,026
Quanta Services, Inc.(a)	16,070	362,539

		1,878,250

Electrical Equipment–0.1%
AMETEK, Inc.	7,646	382,147
Regal Beloit Corp.	6,610	417,025

		799,172

2016 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Industrial Conglomerates–0.6%
Carlisle Cos., Inc.	5,191	$516,504
Danaher Corp.(b)	125,096	11,866,607

		12,383,111

Machinery–0.6%
IDEX Corp.	7,208	597,399
ITT Corp.	237,466	8,760,121
Lincoln Electric Holdings, Inc.	7,372	431,778
Middleby Corp. (The)(a)	3,646	389,283
Oshkosh Corp.	11,310	462,240

		10,640,821

Marine–0.0%
Kirby Corp.(a)	8,436	508,607

Professional Services–0.0%
Robert Half International, Inc.	9,658	449,870

Road & Rail–0.1%
Genesee & Wyoming, Inc.–Class A(a)	7,801	489,123
Ryder System, Inc.	6,530	423,013

		912,136

Trading Companies & Distributors–0.1%
MRC Global, Inc.(a)	35,140	461,740
United Rentals, Inc.(a)	2,600	161,694
Watsco, Inc.	3,960	533,570
WESCO International, Inc.(a)	6,460	353,168

		1,510,172

		76,535,183

Materials–2.1%
Chemicals–1.4%
A. Schulman, Inc.	11,060	301,053
CF Industries Holdings, Inc.	286,041	8,964,525
Huntsman Corp.	26,910	357,903
LyondellBasell Industries NV–Class A	136,706	11,699,299
PolyOne Corp.	15,214	460,224
Sherwin-Williams Co. (The)	21,476	6,113,573
Westlake Chemical Corp.	9,620	445,406

		28,341,983

Construction Materials–0.0%
Martin Marietta Materials, Inc.	2,742	437,377

Containers & Packaging–0.7%
Ball Corp.	67,762	4,830,753
Graphic Packaging Holding Co.	34,940	448,979
Sealed Air Corp.	160,511	7,706,133

		12,985,865

Metals & Mining–0.0%
Steel Dynamics, Inc.	14,820	333,598

		42,098,823

Company	Shares	U.S. $ Value
Energy–2.0%
Energy Equipment & Services–0.5%
FMC Technologies, Inc.(a)	1,790	$48,974
Oceaneering International, Inc.	8,091	268,945
Oil States International, Inc.(a)	7,820	246,486
RPC, Inc.	27,400	388,532
Schlumberger Ltd.(b)	126,489	9,328,564

		10,281,501

Oil, Gas & Consumable Fuels–1.5%
Concho Resources, Inc.(a)	2,921	295,138
EOG Resources, Inc.	168,384	12,221,311
Gulfport Energy Corp.(a)	8,940	253,360
Hess Corp.	164,668	8,669,770
HollyFrontier Corp.	10,030	354,260
PDC Energy, Inc.(a)	830	49,343
QEP Resources, Inc.	42,660	601,932
Synergy Resources Corp.(a)	29,510	229,293
Valero Energy Corp.	98,505	6,318,111

		28,992,518

		39,274,019

Utilities–1.7%
Electric Utilities–1.7%
American Electric Power Co., Inc.	204,066	13,549,982
Edison International	122,904	8,835,569
PNM Resources, Inc.	15,000	505,800
PPL Corp.	282,350	10,749,064
Westar Energy, Inc.	10,620	526,858

		34,167,273

Gas Utilities–0.0%
Southwest Gas Corp.	8,000	526,800

		34,694,073

Telecommunication Services–0.8%
Diversified Telecommunication Services–0.8%
Verizon Communications, Inc.	279,668	15,124,445

Total Common Stocks (cost $744,146,563)		906,730,380

INVESTMENT COMPANIES–22.7%
Funds and Investment Trusts–22.7%
AB Pooling Portfolio–AB Multi-Asset Real Return Portfolio(e)	8,615,338	49,796,654
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(a)(e)	7,482,030	76,017,421
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z(e)	12,773,258	129,009,908
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(e)	479,657	4,604,707

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Sanford C Bernstein Fund, Inc.–AB Emerging Markets Portfolio– Class Z(a)(e)	1,503,067	$35,216,871
Sanford C Bernstein Fund, Inc.–AB International Portfolio–Class Z(a)(e)	10,356,888	152,867,666

Total Investment Companies (cost $439,214,911)		447,513,227

	Contracts
OPTIONS PURCHASED—CALLS–0.5%
Options on Funds and Investment Trusts–0.3%
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(a)(f)	550,300	649,079
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(a)(f)	2,205,400	2,601,267
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(a)(f)	2,207,300	2,603,508

		5,853,854

Options on Indices–0.2%
S&P 500 Index Expiration: Jun 2016, Exercise Price: $2,085.00(a)(f)	119,200	3,920,736

Total Options Purchased–Calls (premiums paid $8,171,456)		9,774,590

Company	Shares	U.S. $ Value
SHORT-TERM INVESTMENTS–31.0%
Investment Companies–30.8%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.42%(e)(g) (cost $607,575,467)	607,575,467	$607,575,467

Principal Amount (000)
U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 4/07/16 (cost $3,999,863)	$4,000	3,999,863

Total Short-Term Investments (cost $611,575,330)		611,575,330

Total Investments—100.1% (cost $1,803,108,260)		1,975,593,527

Other assets less liabilities—(0.1)%		(1,083,209)

Net Assets—100.0%		$1,974,510,318

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	459	June 2016	$45,570,390	$46,075,680	$505,290
10 Yr Canadian Bond Futures	640	June 2016	69,930,366	69,521,617	(408,749)
FTSE 100 Index Futures	87	June 2016	7,568,200	7,638,419	70,219
Long Gilt Futures	90	June 2016	15,634,419	15,669,192	34,773
Mini MSCI Emerging Market Futures	1,161	June 2016	46,349,769	48,407,895	2,058,126
Russell 2000 Mini Futures	91	June 2016	9,701,448	10,097,360	395,912
S&P 500 E Mini Futures	716	June 2016	72,277,326	73,443,700	1,166,374
S&P Mid 400 E Mini Futures	34	June 2016	4,693,358	4,900,080	206,722
U.S. Long Bond (CBT) Futures	3	June 2016	495,989	493,312	(2,677)
U.S. T-Note 10 Yr (CBT) Futures	1,550	June 2016	201,927,183	202,105,469	178,286
U.S. Ultra Bond (CBT) Futures	382	June 2016	66,341,352	65,906,937	(434,415)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	26	June 2016	35,038,632	34,953,130	85,502
Euro Buxl 30 Yr Bond Futures	10	June 2016	1,865,687	1,917,816	(52,129)
Euro STOXX 50 Futures	820	June 2016	27,581,511	27,348,511	233,000
Euro-BOBL Futures	30	June 2016	4,491,022	4,475,360	15,662
Euro-Bund Futures	20	June 2016	3,711,347	3,716,836	(5,489)

2016 Semi-Annual Report	17

Schedule of Investments (continued)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Hang Seng Index Futures	209	April 2016	$27,815,923	$28,029,308	$(213,385)
S&P TSX 60 Index Futures	716	June 2016	85,891,694	86,774,514	(882,820)
SPI 200 Futures	561	June 2016	55,473,353	54,463,890	1,009,463
TOPIX Index Futures	667	June 2016	80,739,276	79,859,834	879,442

					$4,839,107

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	2,246	USD	3,191	5/18/16	$(35,128)
Bank of America, NA	USD	4,045	HKD	31,423	5/18/16	6,576
Barclays Bank PLC	CHF	4,633	USD	4,684	5/18/16	(143,752)
Barclays Bank PLC	JPY	547,062	USD	4,854	5/18/16	(12,979)
Barclays Bank PLC	USD	1,518	KRW	1,868,268	5/18/16	111,343
BNP Paribas SA	AUD	124,477	USD	87,675	5/18/16	(7,550,020)
BNP Paribas SA	CAD	105,552	USD	77,144	5/18/16	(4,132,206)
BNP Paribas SA	GBP	26,859	USD	38,858	5/18/16	276,688
BNP Paribas SA	JPY	4,701,872	USD	41,491	5/18/16	(337,236)
BNP Paribas SA	KRW	1,868,268	USD	1,533	5/18/16	(96,139)
BNP Paribas SA	USD	2,661	AUD	3,808	5/18/16	252,424
BNP Paribas SA	USD	3,616	CAD	4,989	5/18/16	225,125
Citibank	EUR	11,281	USD	12,736	5/18/16	(117,320)
Citibank	GBP	5,974	USD	8,620	5/18/16	38,854
Citibank	USD	2,021	CAD	2,860	5/18/16	180,973
Citibank	USD	1,140	EUR	1,010	5/18/16	10,504
Citibank	USD	10,752	GBP	7,451	5/18/16	(48,462)
Citibank	USD	29,450	JPY	3,311,259	5/18/16	7,594
Credit Suisse International	CAD	72,079	USD	54,319	5/18/16	(1,182,677)
Credit Suisse International	JPY	4,715,889	USD	41,421	5/18/16	(532,251)
Credit Suisse International	USD	44,862	AUD	62,261	5/18/16	2,767,834
Credit Suisse International	USD	96,732	EUR	86,518	5/18/16	1,846,450
Goldman Sachs Bank USA	GBP	12,981	USD	18,350	5/18/16	(296,189)
HSBC Bank USA	HKD	31,423	USD	4,030	5/18/16	(21,497)
HSBC Bank USA	ILS	7,178	USD	1,862	5/18/16	(50,893)
HSBC Bank USA	USD	2,649	CNY	17,488	5/18/16	51,092
HSBC Bank USA	USD	4,624	SEK	38,829	5/18/16	166,082
JPMorgan Chase Bank	AUD	3,822	USD	2,692	5/18/16	(232,222)
JPMorgan Chase Bank	USD	87,881	CAD	117,177	5/18/16	2,346,713
JPMorgan Chase Bank	USD	4,763	EUR	4,224	5/18/16	49,452
Morgan Stanley & Co., Inc.	CAD	4,989	USD	3,607	5/18/16	(234,743)
Morgan Stanley & Co., Inc.	USD	3,985	AUD	5,637	5/18/16	327,464
Morgan Stanley & Co., Inc.	USD	2,269	EUR	2,072	5/18/16	92,067
Morgan Stanley & Co., Inc.	USD	8,427	GBP	5,974	5/18/16	154,548
Morgan Stanley & Co., Inc.	USD	1,842	ILS	7,178	5/18/16	70,815
Morgan Stanley & Co., Inc.	USD	41,577	JPY	4,680,040	5/18/16	56,735

18	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada	USD	41,055	JPY	4,822,303	5/18/16	$1,844,355
Royal Bank of Scotland PLC	AUD	3,808	USD	2,741	5/18/16	(172,624)
Royal Bank of Scotland PLC	CAD	2,860	USD	2,056	5/18/16	(146,065)
Royal Bank of Scotland PLC	CNY	17,488	USD	2,600	5/18/16	(100,328)
Royal Bank of Scotland PLC	EUR	1,430	USD	1,623	5/18/16	(5,919)
Royal Bank of Scotland PLC	USD	1,621	CHF	1,572	5/18/16	16,667
Royal Bank of Scotland PLC	USD	2,897	GBP	2,053	5/18/16	52,048
Royal Bank of Scotland PLC	USD	782	TWD	26,133	5/18/16	30,981
Standard Chartered Bank	TWD	26,133	USD	774	5/18/16	(38,973)
Standard Chartered Bank	USD	69,238	JPY	7,930,155	5/18/16	1,309,708
State Street Bank & Trust Co.	EUR	9,789	USD	10,834	5/18/16	(319,563)
State Street Bank & Trust Co.	JPY	1,028,123	USD	9,175	5/18/16	28,426
State Street Bank & Trust Co.	SEK	38,829	USD	4,585	5/18/16	(205,352)
State Street Bank & Trust Co.	USD	7,203	CHF	6,968	5/18/16	57,506
UBS AG	EUR	4,726	USD	5,209	5/18/16	(176,133)
UBS AG	JPY	103,928	USD	907	5/18/16	(17,807)
UBS AG	USD	1,987	CHF	2,003	5/18/16	100,094

						$(3,727,360)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Illiquid security.
(d)	Fair valued by the Adviser.
(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(f)	One contract relates to 1 share.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7- day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OSE—Osaka Securities Exchange

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2016 Semi-Annual Report	19

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2016 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–49.8%
Information Technology–12.4%
Communications Equipment–0.1%
Ciena Corp.(a)	42,360	$805,687
CommScope Holding Co., Inc.(a)	25,020	698,559
Finisar Corp.(a)	93,782	1,710,584
Harris Corp.	7,490	583,171
Palo Alto Networks, Inc.(a)	966	157,593
Polycom, Inc.(a)	83,000	925,450

		4,881,044

Electronic Equipment, Instruments & Components–0.5%
Amphenol Corp.–Class A	272,028	15,728,659
Anixter International, Inc.(a)	11,290	588,322
Avnet, Inc.	20,200	894,860
CDW Corp./DE	24,450	1,014,675
Celestica, Inc. (Toronto)(a)	43,490	477,520
Keysight Technologies, Inc.(a)	35,040	972,010
TTM Technologies, Inc.(a)	70,800	470,820
VeriFone Systems, Inc.(a)	18,603	525,349
Vishay Intertechnology, Inc.	81,820	999,022

		21,671,237

Internet Software & Services–2.5%
Alphabet, Inc.–Class A(a)	21,236	16,200,944
Alphabet, Inc.–Class C(a)	43,494	32,400,855
CoStar Group, Inc.(a)	6,280	1,181,708
eBay, Inc.(a)	545,280	13,010,381
Facebook, Inc.–Class A(a)	334,900	38,212,090
Pandora Media, Inc.(a)	45,554	407,708

		101,413,686

IT Services–2.7%
Amdocs Ltd.	297,132	17,952,715
Booz Allen Hamilton Holding Corp.	34,210	1,035,879
Computer Sciences Corp.	292,229	10,049,755
Fiserv, Inc.(a)	176,600	18,115,628
Genpact Ltd.(a)	20,340	553,045
Vantiv, Inc.–Class A(a)	26,635	1,435,094
Visa, Inc.–Class A	460,000	35,180,800
Xerox Corp.	2,287,361	25,526,949

		109,849,865

Semiconductors & Semiconductor Equipment–1.5%
Advanced Micro Devices, Inc.(a)	119,830	341,515
Applied Materials, Inc.	1,489,847	31,554,959
Cavium, Inc.(a)	8,047	492,155
Cypress Semiconductor Corp.	114,520	991,743
Intel Corp.	474,816	15,360,298
Lam Research Corp.	8,100	669,060
Mellanox Technologies Ltd.(a)	15,074	818,970
Company	Shares	U.S. $ Value

Microsemi Corp.(a)	28,610	$1,096,049
ON Semiconductor Corp.(a)	96,135	921,935
Qorvo, Inc.(a)	9,780	493,010
Xilinx, Inc.	200,839	9,525,794

		62,265,488

Software–2.7%
ANSYS, Inc.(a)	221,700	19,833,282
Aspen Technology, Inc.(a)	21,457	775,242
Atlassian Corp. PLC–Class A(a)	23,786	598,218
Cadence Design Systems, Inc.(a)	53,423	1,259,714
Fortinet, Inc.(a)	26,600	814,758
Guidewire Software, Inc.(a)	15,267	831,746
HubSpot, Inc.(a)	17,920	781,670
Microsoft Corp.	1,046,836	57,816,752
Oracle Corp.	431,565	17,655,324
Qlik Technologies, Inc.(a)	18,880	546,010
ServiceNow, Inc.(a)	79,280	4,850,350
Take-Two Interactive Software, Inc.(a)	29,977	1,129,234
Ultimate Software Group, Inc. (The)(a)	5,681	1,099,274
Verint Systems, Inc.(a)	27,340	912,609

		108,904,183

Technology Hardware, Storage & Peripherals–2.4%
Apple, Inc.(b)	634,805	69,187,397
Hewlett Packard Enterprise Co.	945,200	16,758,396
HP, Inc.	945,200	11,644,864
NCR Corp.(a)	49,780	1,489,915

		99,080,572

		508,066,075

Consumer Discretionary–7.2%
Auto Components–0.3%
Dana Holding Corp.	62,810	884,993
Lear Corp.	9,180	1,020,541
Magna International, Inc. (New York)–Class A	208,849	8,972,153
Tenneco, Inc.(a)	14,900	767,499

		11,645,186

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	20,598	1,334,339
Grand Canyon Education, Inc.(a)	29,518	1,261,599

		2,595,938

Hotels, Restaurants & Leisure–1.3%
Bloomin’ Brands, Inc.	63,190	1,066,015
Buffalo Wild Wings, Inc.(a)	5,723	847,691
Dave & Buster’s Entertainment, Inc.(a)	27,015	1,047,642
Habit Restaurants, Inc. (The)–Class A(a)	24,243	451,647
McDonald’s Corp.	158,578	19,930,083
Norwegian Cruise Line Holdings Ltd.(a)	20,185	1,116,029
Starbucks Corp.	443,239	26,461,368
Texas Roadhouse, Inc.–Class A	20,430	890,339
Wyndham Worldwide Corp.	15,702	1,200,104

		53,010,918

20	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Household Durables–0.1%
Helen of Troy Ltd.(a)	6,870	$712,350
Meritage Homes Corp.(a)	22,990	838,215
PulteGroup, Inc.	62,280	1,165,259
Tempur Sealy International, Inc.(a)	21,335	1,296,955

		4,012,779

Internet & Catalog Retail–0.4%
Expedia, Inc.	7,303	787,409
Priceline Group, Inc. (The)(a)	12,944	16,684,298
Shutterfly, Inc.(a)	16,150	748,876

		18,220,583

Media–1.5%
AMC Networks, Inc.–Class A(a)	18,392	1,194,376
Cable One, Inc.	1,713	748,804
Comcast Corp.–Class A	515,909	31,511,722
IMAX Corp.(a)	12,020	373,702
Regal Entertainment Group–Class A	22,560	476,918
Scholastic Corp.	20,530	767,206
Walt Disney Co. (The)	281,173	27,923,291

		62,996,019

Multiline Retail–0.7%
Big Lots, Inc.	25,520	1,155,801
Dollar General Corp.	343,889	29,436,898

		30,592,699

Specialty Retail–2.0%
Caleres, Inc.	27,080	766,093
Children’s Place, Inc. (The)	16,090	1,343,032
Five Below, Inc.(a)	31,939	1,320,358
Home Depot, Inc. (The)	310,000	41,363,300
L Brands, Inc.	62,582	5,495,325
Lithia Motors, Inc.–Class A	11,756	1,026,652
Michaels Cos., Inc. (The)(a)	39,610	1,107,892
Murphy USA, Inc.(a)	10,980	674,721
Office Depot, Inc.(a)	119,370	847,527
Ross Stores, Inc.	413,851	23,961,973
Select Comfort Corp.(a)	38,703	750,451
Tractor Supply Co.	13,402	1,212,345
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,513	1,455,569

		81,325,238

Textiles, Apparel & Luxury Goods–0.8%
Crocs, Inc.(a)	86,500	832,130
NIKE, Inc.–Class B	489,400	30,083,418

		30,915,548

		295,314,908

Financials–7.0%
Banks–3.3%
Associated Banc-Corp.	33,110	593,993
Bank of America Corp.	2,950,559	39,891,558
Citizens Financial Group, Inc.	736,997	15,440,087
Comerica, Inc.	25,960	983,105

Company	Shares	U.S. $ Value

First Niagara Financial Group, Inc.	69,700	$674,696
First Republic Bank/CA	15,735	1,048,580
Fulton Financial Corp.	59,190	791,962
Huntington Bancshares, Inc./OH	122,630	1,169,890
IBERIABANK Corp.	6,651	340,997
Signature Bank/New York NY(a)	9,282	1,263,466
SVB Financial Group(a)	10,565	1,078,158
Synovus Financial Corp.	23,830	688,925
Texas Capital Bancshares, Inc.(a)	12,920	495,870
US Bancorp	560,800	22,762,872
Webster Financial Corp.	22,284	799,996
Wells Fargo & Co.	974,792	47,140,941
Zions Bancorporation	40,290	975,421

		136,140,517

Capital Markets–0.1%
Affiliated Managers Group, Inc.(a)	6,305	1,023,932
E*TRADE Financial Corp.(a)	36,250	887,762
Lazard Ltd.–Class A	26,750	1,037,900
Stifel Financial Corp.(a)	16,231	480,438

		3,430,032

Consumer Finance–1.7%
Capital One Financial Corp.	286,100	19,829,591
Discover Financial Services	389,971	19,857,323
OneMain Holdings, Inc.(a)	354,187	9,715,350
SLM Corp.(a)	82,170	522,601
Synchrony Financial(a)	683,142	19,578,850

		69,503,715

Insurance–1.6%
Allstate Corp. (The)	507,094	34,162,923
American Financial Group, Inc./OH	13,920	979,550
American International Group, Inc.	434,049	23,460,348
Aspen Insurance Holdings Ltd.	23,330	1,112,841
CNO Financial Group, Inc.	33,430	599,066
First American Financial Corp.	29,340	1,118,147
Hanover Insurance Group, Inc. (The)	11,740	1,059,183
Reinsurance Group of America, Inc.–Class A	10,550	1,015,438
Validus Holdings Ltd.	25,430	1,200,042

		64,707,538

Real Estate Investment Trusts (REITs)–0.3%
DDR Corp.	42,940	763,903
Gramercy Property Trust	154,163	1,302,677
Mid-America Apartment Communities, Inc.	9,320	952,597
Public Storage	39,820	10,983,551
RLJ Lodging Trust	28,430	650,478

		14,653,206

Real Estate Management & Development–0.0%
Kaisa Group Holdings Ltd.(a)(c)(d)	422,000	42,432

Thrifts & Mortgage Finance–0.0%
Essent Group Ltd.(a)	41,573	864,718

		289,342,158

2016 Semi-Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Health Care–6.3%
Biotechnology–1.0%
Alder Biopharmaceuticals, Inc.(a)	14,049	$344,060
Anacor Pharmaceuticals, Inc.(a)	4,730	252,819
Biogen, Inc.(a)(b)	65,352	17,012,433
DBV Technologies SA (Sponsored ADR)(a)	6,333	206,139
Gilead Sciences, Inc.	264,877	24,331,601
Sage Therapeutics, Inc.(a)	8,741	280,236
TESARO, Inc.(a)	7,593	334,320

		42,761,608

Health Care Equipment & Supplies–0.9%
Align Technology, Inc.(a)	20,683	1,503,447
DENTSPLY SIRONA, Inc.	20,685	1,274,817
DexCom, Inc.(a)	17,476	1,186,795
Intuitive Surgical, Inc.(a)	30,119	18,103,025
Medtronic PLC	206,060	15,454,500
Nevro Corp.(a)	16,547	930,934
Penumbra, Inc.(a)	5,025	231,150

		38,684,668

Health Care Providers & Services–2.6%
Acadia Healthcare Co., Inc.(a)	20,749	1,143,477
Aetna, Inc.	212,446	23,868,308
Amsurg Corp.(a)	15,920	1,187,632
Anthem, Inc.	173,284	24,084,743
Diplomat Pharmacy, Inc.(a)	21,383	585,894
LifePoint Health, Inc.(a)	15,840	1,096,920
McKesson Corp.	75,808	11,920,808
Molina Healthcare, Inc.(a)	17,160	1,106,649
Premier, Inc.–Class A(a)	29,762	992,860
UnitedHealth Group, Inc.	293,021	37,770,407
WellCare Health Plans, Inc.(a)	8,690	805,998

		104,563,696

Life Sciences Tools & Services–0.0%
ICON PLC(a)	14,645	1,099,839

Pharmaceuticals–1.8%
Akorn, Inc.(a)	31,746	746,983
GW Pharmaceuticals PLC (ADR)(a)	3,451	248,990
Johnson & Johnson(b)	290,600	31,442,920
Medicines Co. (The)(a)	10,070	319,924
Merck & Co., Inc.	190,872	10,099,037
Pfizer, Inc.	1,010,745	29,958,482

		72,816,336

		259,926,147

Consumer Staples–5.4%
Beverages–1.7%
Dr Pepper Snapple Group, Inc.	285,069	25,490,870
Monster Beverage Corp.(a)	83,090	11,082,544
PepsiCo, Inc.	340,507	34,895,157

		71,468,571

Company	Shares	U.S. $ Value

Food & Staples Retailing–1.9%
Costco Wholesale Corp.(b)	132,422	$20,867,059
CVS Health Corp.	348,443	36,143,992
Kroger Co. (The)	527,711	20,184,946
Lenta Ltd. (GDR)(a)	4	25

		77,196,022

Food Products–0.2%
Blue Buffalo Pet Products, Inc.(a)	25,678	658,897
Ingredion, Inc.	10,830	1,156,536
Tyson Foods, Inc.–Class A	106,466	7,097,024

		8,912,457

Household Products–0.3%
Kimberly-Clark Corp.	86,876	11,685,691

Personal Products–0.4%
Estee Lauder Cos., Inc. (The)–Class A	188,300	17,758,573

Tobacco–0.9%
Altria Group, Inc.	578,457	36,246,116

		223,267,430

Industrials–4.2%
Aerospace & Defense–1.9%
Hexcel Corp.	28,852	1,261,121
L-3 Communications Holdings, Inc.	205,588	24,362,178
Northrop Grumman Corp.	145,681	28,830,270
Rockwell Collins, Inc.	75,616	6,972,551
TransDigm Group, Inc.(a)	4,650	1,024,581
United Technologies Corp.	136,224	13,636,023

		76,086,724

Air Freight & Logistics–0.0%
Expeditors International of Washington, Inc.	18,998	927,292

Airlines–0.7%
Delta Air Lines, Inc.	378,885	18,444,122
JetBlue Airways Corp.(a)	407,182	8,599,684

		27,043,806

Building Products–0.0%
Lennox International, Inc.	7,970	1,077,464

Commercial Services & Supplies–0.0%
ABM Industries, Inc.	22,700	733,437

Construction & Engineering–0.1%
AECOM(a)	39,335	1,211,124
EMCOR Group, Inc.	22,820	1,109,052
Granite Construction, Inc.	24,620	1,176,836
Quanta Services, Inc.(a)	37,080	836,525

		4,333,537

Electrical Equipment–0.0%
AMETEK, Inc.	17,479	873,601
Regal Beloit Corp.	15,260	962,753

		1,836,354

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Industrial Conglomerates–0.7%
Carlisle Cos., Inc.	11,806	$1,174,697
Danaher Corp.	291,482	27,649,983

		28,824,680

Machinery–0.6%
IDEX Corp.	16,394	1,358,735
ITT Corp.	541,359	19,970,733
Lincoln Electric Holdings, Inc.	16,774	982,453
Middleby Corp. (The)(a)	8,302	886,405
Oshkosh Corp.	26,090	1,066,298

		24,264,624

Marine–0.0%
Kirby Corp.(a)	19,203	1,157,749

Professional Services–0.0%
Robert Half International, Inc.	21,990	1,024,294

Road & Rail–0.1%
Genesee & Wyoming, Inc.–Class A(a)	17,746	1,112,674
Ryder System, Inc.	15,060	975,587

		2,088,261

Trading Companies & Distributors–0.1%
MRC Global, Inc.(a)	81,060	1,065,128
United Rentals, Inc.(a)	5,903	367,108
Watsco, Inc.	9,010	1,214,007
WESCO International, Inc.(a)	14,910	815,130

		3,461,373

		172,859,595

Materials–2.3%
Chemicals–1.6%
A. Schulman, Inc.	25,520	694,655
CF Industries Holdings, Inc.	648,092	20,311,203
Huntsman Corp.	62,100	825,930
LyondellBasell Industries NV–Class A	303,633	25,984,912
PolyOne Corp.	34,625	1,047,406
Sherwin-Williams Co. (The)	48,610	13,837,809
Westlake Chemical Corp.	22,190	1,027,397

		63,729,312

Construction Materials–0.0%
Martin Marietta Materials, Inc.	6,249	996,778

Containers & Packaging–0.7%
Ball Corp.	160,247	11,424,009
Graphic Packaging Holding Co.	80,630	1,036,095
Sealed Air Corp.	341,594	16,399,928

		28,860,032

Metals & Mining–0.0%
Steel Dynamics, Inc.	34,210	770,067

		94,356,189

Company	Shares	U.S. $ Value

Energy–2.2%
Energy Equipment & Services–0.6%
FMC Technologies, Inc.(a)	4,070	$111,355
Oceaneering International, Inc.	18,349	609,921
Oil States International, Inc.(a)	18,050	568,936
RPC, Inc.	63,220	896,459
Schlumberger Ltd.(b)	285,473	21,053,634

		23,240,305

Oil, Gas & Consumable Fuels–1.6%
Concho Resources, Inc.(a)	6,654	672,320
EOG Resources, Inc.	382,434	27,757,060
Gulfport Energy Corp.(a)	20,630	584,654
Hess Corp.	371,866	19,578,745
HollyFrontier Corp.	23,150	817,658
PDC Energy, Inc.(a)	1,890	112,361
QEP Resources, Inc.	98,450	1,389,130
Synergy Resources Corp.(a)	68,100	529,137
Valero Energy Corp.	228,489	14,655,284

		66,096,349

		89,336,654

Utilities–2.0%
Electric Utilities–2.0%
American Electric Power Co., Inc.	497,088	33,006,643
Edison International(b)	280,736	20,182,111
PNM Resources, Inc.	34,630	1,167,724
PPL Corp.	624,532	23,775,933
Westar Energy, Inc.	24,500	1,215,445

		79,347,856

Gas Utilities–0.0%
Southwest Gas Corp.	18,460	1,215,591

		80,563,447

Telecommunication Services–0.8%
Diversified Telecommunication Services–0.8%
Verizon Communications, Inc.	633,358	34,252,001

Total Common Stocks (cost $1,657,667,852)		2,047,284,604

INVESTMENT COMPANIES–21.5%
Funds and Investment Trusts–21.5%
AB Pooling Portfolio–Multi-Asset Real Return Portfolio(e)	7,231,123	41,795,890
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(a)(e)	15,770,719	160,230,503

2016 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Bernstein Funds, Inc.–International Strategic Equities Portfolio– Class Z(e)	27,070,697	$273,414,037
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(e)	1,084,046	10,406,838
Sanford C. Bernstein Fund, Inc.–AB Emerging Markets Portfolio– Class Z(a)(e)	3,168,287	74,232,963
Sanford C. Bernstein Fund, Inc.– AB Tax-Managed International Portfolio–Class Z(a)(e)	21,690,922	322,327,101

Total Investment Companies (cost $846,390,865)		882,407,332

	Contracts
OPTIONS PURCHASED—CALLS–0.5%
Options on Funds and Investment Trusts–0.3%
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(a)(f)	4,602,000	5,428,054
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(a)(f)	4,599,400	5,424,988
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(a)(f)	1,149,100	1,355,362

Company	Contracts	U.S. $ Value

Options on Indices–0.2%
S&P 500 Index Expiration: Jun 2016, Exercise Price: $2,085.00(a)(f)	248,900	$8,186,840

Total Options Purchased–Calls (premiums paid $17,050,759)		20,395,244

	Shares
SHORT-TERM INVESTMENTS–28.2%
Investment Companies–28.2%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.42%(e)(g) (cost $1,156,326,651)	1,156,326,651	1,156,326,651

Principal Amount (000)
U.S. Treasury Bill, Zero Coupon, 5/19/16 (cost $1,499,405)	$1,500	1,499,405

Total Short-Term Investments (cost $1,157,826,056)		1,157,826,056

Total Investments—100.0% (cost $3,678,935,532)		4,107,913,236

Other assets less liabilities—0.0%		(1,857,397)

Net Assets—100.0%		$4,106,055,839

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	173	June 2016	$15,049,328	$15,189,039	$139,711
Mini MSCI Emerging Market Futures	2,302	June 2016	91,901,091	95,981,890	4,080,799
Russell 2000 Mini Futures	132	June 2016	14,087,699	14,646,720	559,021
S&P 500 E Mini Futures	176	June 2016	17,879,832	18,053,200	173,368
S&P Mid 400 E Mini Futures	18	June 2016	2,485,998	2,594,160	108,162
U.S. Long Bond (CBT) Futures	44	June 2016	7,174,322	7,235,250	60,928
U.S. T-Note 5 Yr (CBT) Futures	639	June 2016	77,349,899	77,423,836	73,937
U.S. T-Note 10 Yr (CBT) Futures	4,144	June 2016	539,426,905	540,338,750	911,845
U.S. Ultra Bond (CBT) Futures	902	June 2016	154,758,484	155,623,187	864,703

Sold Contracts
Euro STOXX 50 Futures	1,761	June 2016	59,227,267	58,732,596	494,671
Hang Seng Index Futures	437	April 2016	58,160,565	58,606,734	(446,169)
S&P TSX 60 Index Futures	1,466	June 2016	175,861,146	177,669,605	(1,808,459)
SPI 200 Futures	1,172	June 2016	115,890,856	113,781,959	2,108,897
TOPIX Index Futures	1,398	June 2016	169,205,392	167,382,380	1,823,012

					$9,144,426

24	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	8,612	HKD	66,899	5/18/16	$14,001
Barclays Bank PLC	CHF	9,687	USD	9,793	5/18/16	(300,568)
Barclays Bank PLC	CNY	5,649	USD	844	5/18/16	(28,015)
Barclays Bank PLC	JPY	1,388,211	USD	12,317	5/18/16	(32,936)
Barclays Bank PLC	USD	5,648	CHF	5,750	5/18/16	343,174
Barclays Bank PLC	USD	3,287	KRW	4,046,119	5/18/16	241,136
BNP Paribas SA	AUD	261,336	USD	184,108	5/18/16	(15,814,047)
BNP Paribas SA	CAD	225,723	USD	164,972	5/18/16	(8,836,735)
BNP Paribas SA	GBP	37,764	USD	54,634	5/18/16	389,025
BNP Paribas SA	JPY	9,985,086	USD	88,112	5/18/16	(716,168)
BNP Paribas SA	KRW	4,046,119	USD	3,320	5/18/16	(208,208)
BNP Paribas SA	USD	5,620	AUD	8,043	5/18/16	533,154
BNP Paribas SA	USD	7,658	CAD	10,564	5/18/16	476,694
BNP Paribas SA	GBP	16,835	USD	24,365	6/17/16	180,558
Citibank	CHF	4,163	USD	4,280	5/18/16	(57,790)
Citibank	EUR	21,228	USD	23,966	5/18/16	(220,767)
Citibank	GBP	12,032	USD	17,361	5/18/16	78,255
Citibank	USD	3,830	CAD	5,419	5/18/16	342,894
Citibank	USD	5,345	EUR	4,734	5/18/16	49,233
Citibank	USD	61,478	JPY	6,912,398	5/18/16	15,853
Credit Suisse International	CAD	149,233	USD	112,462	5/18/16	(2,448,622)
Credit Suisse International	JPY	9,888,279	USD	86,851	5/18/16	(1,116,025)
Credit Suisse International	USD	93,496	AUD	129,757	5/18/16	5,768,399
Credit Suisse International	USD	196,875	EUR	176,083	5/18/16	3,754,334
Goldman Sachs Bank USA	GBP	29,317	USD	41,442	5/18/16	(668,923)
HSBC Bank USA	CHF	3,628	USD	3,723	5/18/16	(58,123)
HSBC Bank USA	HKD	58,332	USD	7,482	5/18/16	(39,905)
HSBC Bank USA	ILS	14,578	USD	3,781	5/18/16	(103,360)
HSBC Bank USA	USD	5,656	CNY	37,332	5/18/16	109,067
HSBC Bank USA	USD	3,404	EUR	3,047	5/18/16	67,671
HSBC Bank USA	USD	9,564	SEK	80,305	5/18/16	343,486
JPMorgan Chase Bank	USD	183,827	CAD	245,109	5/18/16	4,908,798
JPMorgan Chase Bank	USD	10,662	EUR	9,455	5/18/16	110,694
Morgan Stanley & Co., Inc.	CAD	10,564	USD	7,637	5/18/16	(497,059)
Morgan Stanley & Co., Inc.	USD	4,083	AUD	5,776	5/18/16	335,539
Morgan Stanley & Co., Inc.	USD	3,460	EUR	3,160	5/18/16	140,411
Morgan Stanley & Co., Inc.	USD	16,972	GBP	12,032	5/18/16	311,269
Morgan Stanley & Co., Inc.	USD	3,740	ILS	14,578	5/18/16	143,819
Morgan Stanley & Co., Inc.	USD	85,966	JPY	9,676,496	5/18/16	117,306
Royal Bank of Canada	USD	87,601	JPY	10,289,422	5/18/16	3,935,328
Royal Bank of Scotland PLC	AUD	8,043	USD	5,788	5/18/16	(364,604)
Royal Bank of Scotland PLC	CNY	31,683	USD	4,711	5/18/16	(181,764)
Royal Bank of Scotland PLC	EUR	2,976	USD	3,379	5/18/16	(12,317)
Royal Bank of Scotland PLC	USD	3,374	CHF	3,271	5/18/16	34,679
Royal Bank of Scotland PLC	USD	1,324	TWD	44,234	5/18/16	52,440
Standard Chartered Bank	TWD	44,234	USD	1,310	5/18/16	(65,968)

2016 Semi-Annual Report	25

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	USD	149,469	JPY	17,119,438	5/18/16	$2,827,369
State Street Bank & Trust Co.	EUR	22,548	USD	24,953	5/18/16	(737,498)
State Street Bank & Trust Co.	HKD	8,567	USD	1,099	5/18/16	(5,230)
State Street Bank & Trust Co.	JPY	2,122,532	USD	18,941	5/18/16	58,684
State Street Bank & Trust Co.	SEK	80,305	USD	9,483	5/18/16	(424,703)
State Street Bank & Trust Co.	USD	17,133	CHF	16,574	5/18/16	136,775
State Street Bank & Trust Co.	USD	24,300	GBP	16,835	6/17/16	(115,110)
UBS AG	EUR	8,937	USD	9,850	5/18/16	(333,072)
UBS AG	JPY	251,697	USD	2,196	5/18/16	(43,125)
UBS AG	USD	3,432	CHF	3,460	5/18/16	172,904

						$(7,437,693)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Fair valued by the Adviser.
(d)	Illiquid security.
(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(f)	One contract relates to 1 share.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7- day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

26	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2016 (Unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–22.7%
Australia–1.6%
Australia Government Bond Series 124 5.75%, 5/15/21(a)	AUD	12,440	$11,217,137
Series 142 4.25%, 4/21/26(a)		7,045	6,241,121
Series 144 3.75%, 4/21/37(a)		1,405	1,185,500

			18,643,758

Belgium–0.1%
Belgium Government Bond Series 74 0.80%, 6/22/25(a)	EUR	770	909,250

France–0.4%
France Government Bond OAT 0.50%, 5/25/25(a)		3,190	3,684,966
2.50%, 5/25/30(a)		597	829,634

			4,514,600

Germany–1.2%
Bundesrepublik Deutschland 0.50%, 2/15/25(a)		7,611	9,015,708
Series 00 5.50%, 1/04/31(a)		875	1,710,170
6.25%, 1/04/30(a)		1,370	2,791,365

			13,517,243

Ireland–0.4%
Ireland Government Bond 2.40%, 5/15/30(a)		740	981,404
3.40%, 3/18/24(a)		1,245	1,732,513
5.40%, 3/13/25		1,203	1,929,601

			4,643,518

Italy–1.5%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		4,811	5,721,837
3.25%, 9/01/46(a)		1,555	2,110,992
3.75%, 3/01/21–5/01/21		4,182	5,557,791
4.00%, 9/01/20		111	147,158
4.50%, 5/01/23		550	786,618
5.50%, 11/01/22		2,390	3,556,376

			17,880,772

Japan–2.3%
Japan Government Five Year Bond Series 100 0.30%, 9/20/16	JPY	143,350	1,276,069
Japan Government Ten Year Bond Series 342 0.10%, 3/20/26		744,700	6,712,589
	Principal Amount (000)		U.S. $ Value

Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39	JPY	37,900	$466,516
Series 36 2.00%, 3/20/42		199,900	2,407,841
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		241,750	2,716,055
Series 128 1.90%, 6/20/31		169,750	1,897,318
Series 143 1.60%, 3/20/33		176,850	1,912,940
Series 144 1.50%, 3/20/33		114,300	1,220,256
Series 150 1.40%, 9/20/34		515,900	5,426,748
Japan Government Two Year Bond Series 349 0.10%, 2/15/17		384,300	3,420,917

			27,457,249

Mexico–0.5%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	10,578	689,411
Series M 20 10.00%, 12/05/24		66,855	4,967,585

			5,656,996

New Zealand–0.1%
New Zealand Government Bond Series 423 5.50%, 4/15/23(a)	NZD	1,465	1,204,460

Poland–0.1%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	4,335	1,376,995

Portugal–0.4%
Portugal Obrigacoes do Tesouro OT 2.875%, 10/15/25(a)	EUR	2,266	2,597,513
4.80%, 6/15/20(a)		1,950	2,511,356

			5,108,869

Singapore–0.0%
Singapore Government Bond 3.375%, 9/01/33	SGD	341	290,075

South Africa–0.0%
South Africa Government Bond Series R213 7.00%, 2/28/31	ZAR	4,540	244,955

Spain–0.4%
Spain Government Bond 4.20%, 1/31/37(a)	EUR	1,125	1,668,364
4.70%, 7/30/41(a)		1,650	2,645,608

			4,313,972

2016 Semi-Annual Report	27

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Sweden–0.1%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	7,085	$1,050,579

United Kingdom–2.0%
United Kingdom Gilt 1.75%, 7/22/19–9/07/22(a)	GBP	1,939	2,901,548
2.00%, 9/07/25(a)		2,940	4,442,569
2.25%, 9/07/23(a)		1,420	2,193,752
3.25%, 1/22/44(a)		890	1,530,447
3.75%, 9/07/19(a)		1,752	2,792,876
4.25%, 6/07/32–12/07/46(a)		2,495	4,790,466
4.50%, 12/07/42(a)		175	364,271
5.00%, 3/07/25(a)		2,010	3,785,636

			22,801,565

United States–11.6%
U.S. Treasury Bonds 2.50%, 2/15/45	U.S.$	475	463,552
3.00%, 11/15/44–11/15/45		4,086	4,410,176
3.125%, 8/15/44		6,491	7,180,669
3.625%, 8/15/43		4,523	5,492,838
4.50%, 2/15/36		995	1,365,759
4.625%, 2/15/40		2,560	3,565,000
6.25%, 5/15/30		2,004	3,057,419
U.S. Treasury Notes 0.50%, 9/30/16		17,715	17,721,727
1.00%, 3/15/18(b)		5,245	5,270,611
1.00%, 5/31/18		3,645	3,662,088
1.125%, 12/31/19		14,191	14,233,133
1.25%, 1/31/20		5,545	5,583,122
1.375%, 4/30/20–10/31/20		15,065	15,198,910
1.50%, 6/30/16–1/31/22		4,349	4,378,980
1.625%, 2/15/26		4,305	4,242,444
1.75%, 9/30/19		13,202	13,544,845
2.00%, 8/15/25		1,520	1,549,213
2.125%, 6/30/21		2,220	2,313,569
2.25%, 11/15/25		5,204	5,416,438
2.375%, 8/15/24		7,323	7,712,245
2.50%, 5/15/24		610	648,697
2.625%, 8/15/20		5,000	5,313,280
2.75%, 2/15/24		3,056	3,309,304

			135,634,019

Total Governments—Treasuries (cost $256,661,635)			265,248,875

CORPORATES—INVESTMENT GRADE–13.6%
Industrial–8.6%
Basic–0.5%
Air Products & Chemicals, Inc.
2.75%, 2/03/23		580	585,412
Barrick Gold Corp. 4.10%, 5/01/23		77	74,989
Braskem Finance Ltd. 6.45%, 2/03/24		770	721,875

	Principal Amount (000)		U.S. $ Value
Eastman Chemical Co. 3.80%, 3/15/25	U.S.$	365	$374,252
Glencore Funding LLC 2.125%, 4/16/18(a)		549	512,629
4.00%, 4/16/25(a)		450	352,969
4.125%, 5/30/23(a)		265	216,638
LyondellBasell Industries NV 5.00%, 4/15/19		610	651,694
5.75%, 4/15/24		685	792,461
Mosaic Co. (The) 5.625%, 11/15/43		465	485,634
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25		756	736,779

			5,505,332

Capital Goods–0.2%
Caterpillar Financial Services Corp. 2.625%, 3/01/23		330	328,732
General Dynamics Corp. 3.875%, 7/15/21		630	685,882
General Electric Co. 4.65%, 10/17/21		84	95,830
Series D 5.00%, 1/21/21(c)		238	245,140
Republic Services, Inc. 5.25%, 11/15/21		555	632,017
Yamana Gold, Inc. 4.95%, 7/15/24		775	654,875

			2,642,476

Communications—Media–1.2%
21st Century Fox America, Inc. 3.00%, 9/15/22		230	236,843
6.15%, 3/01/37		830	977,062
CBS Corp. 3.50%, 1/15/25		956	968,811
5.75%, 4/15/20		1,340	1,516,287
CCO Safari II LLC 3.579%, 7/23/20(a)		320	326,988
4.908%, 7/23/25(a)		320	337,541
Cox Communications, Inc. 2.95%, 6/30/23(a)		492	456,684
Discovery Communications LLC 3.45%, 3/15/25		538	507,863
4.875%, 4/01/43		255	224,134
Mcgraw Hill Financial, Inc. 4.40%, 2/15/26		1,335	1,459,012
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)		1,065	1,081,404
Time Warner Cable, Inc. 4.50%, 9/15/42		769	682,647
Time Warner, Inc. 3.55%, 6/01/24		1,813	1,864,883
3.60%, 7/15/25		1,385	1,421,631
Viacom, Inc. 3.875%, 4/01/24		1,683	1,676,275

			13,738,065

28	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Communications—Telecommunications–1.2%
American Tower Corp. 2.80%, 6/01/20	U.S.$	384	$383,614
3.50%, 1/31/23		665	671,304
5.05%, 9/01/20		995	1,080,623
AT&T, Inc. 3.40%, 5/15/25		970	972,272
3.80%, 3/15/22		157	165,444
3.95%, 1/15/25		320	332,586
4.45%, 4/01/24		2,455	2,657,285
5.80%, 2/15/19		280	311,782
6.45%, 6/15/34		220	251,732
British Telecommunications PLC 9.625%, 12/15/30		505	789,353
Deutsche Telekom International Finance BV Series E 4.25%, 7/13/22(a)	EUR	480	666,731
Verizon Communications, Inc. 3.50%, 11/01/24	U.S.$	1,121	1,176,164
3.85%, 11/01/42		850	771,895
4.60%, 4/01/21		1,354	1,503,762
6.55%, 9/15/43		1,165	1,534,570
Vodafone Group PLC 2.50%, 9/26/22		795	776,716

			14,045,833

Consumer Cyclical—Automotive–0.6%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		937	940,220
5.875%, 8/02/21		2,265	2,596,010
General Motors Co. 3.50%, 10/02/18		580	593,710
General Motors Financial Co., Inc. 3.10%, 1/15/19		1,325	1,340,845
3.25%, 5/15/18		97	98,615
Nissan Motor Acceptance Corp. 2.35%, 3/04/19(a)		760	771,684
Toyota Motor Credit Corp. 3.30%, 1/12/22		735	789,670

			7,130,754

Consumer Cyclical—Other–0.0%
Wyndham Worldwide Corp. 2.95%, 3/01/17		440	444,167

Consumer Cyclical—Retailers–0.3%
CVS Health Corp. 3.875%, 7/20/25		850	917,257
Kohl’s Corp. 4.25%, 7/17/25		1,242	1,227,086
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21		676	696,094
3.80%, 11/18/24		1,060	1,090,743

			3,931,180

	Principal Amount (000)		U.S. $ Value
Consumer Non-Cyclical–2.2%
AbbVie, Inc. 2.50%, 5/14/20	U.S.$	217	$220,922
3.60%, 5/14/25		1,195	1,254,412
Actavis Funding SCS 3.00%, 3/12/20		1,745	1,794,223
3.80%, 3/15/25		956	994,950
Altria Group, Inc. 2.625%, 1/14/20		1,860	1,922,531
AstraZeneca PLC 6.45%, 9/15/37		220	292,467
Baxalta, Inc. 3.60%, 6/23/22(a)		220	223,496
5.25%, 6/23/45(a)		635	674,870
Baxter International, Inc. 4.25%, 3/15/20		63	67,220
Bayer US Finance LLC 3.375%, 10/08/24(a)		251	264,618
Becton Dickinson and Co. 2.675%, 12/15/19		249	255,099
3.734%, 12/15/24		638	679,218
Biogen, Inc. 2.90%, 9/15/20		308	316,978
3.625%, 9/15/22		137	144,904
4.05%, 9/15/25		663	708,535
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		9	10,455
Celgene Corp. 3.875%, 8/15/25		870	914,314
Gilead Sciences, Inc. 3.65%, 3/01/26		1,485	1,578,012
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		680	683,251
Kraft Heinz Foods Co. 2.80%, 7/02/20(a)		900	924,426
3.50%, 7/15/22(a)		949	995,961
Laboratory Corp. of America Holdings 3.20%, 2/01/22		245	248,369
3.60%, 2/01/25		588	595,244
Medtronic, Inc. 3.50%, 3/15/25		1,065	1,136,718
Newell Rubbermaid, Inc. 3.15%, 4/01/21		1,731	1,778,115
3.85%, 4/01/23		576	597,376
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		727	741,038
3.90%, 12/15/24		280	278,548
Philip Morris International, Inc. 2.50%, 8/22/22		1,940	1,997,841
Reynolds American, Inc. 4.00%, 6/12/22		192	208,647
4.45%, 6/12/25		635	698,654
5.85%, 8/15/45		449	548,302
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		415	437,477

2016 Semi-Annual Report	29

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Tyson Foods, Inc. 2.65%, 8/15/19	U.S.$	160	$164,091
3.95%, 8/15/24		760	810,204
Zimmer Biomet Holdings, Inc. 3.55%, 4/01/25		810	818,421

			25,979,907

Energy–1.6%
Anadarko Petroleum Corp. 6.375%, 9/15/17		572	599,442
BP Capital Markets PLC 3.245%, 5/06/22		780	802,721
ConocoPhillips 5.75%, 2/01/19		780	846,218
Devon Energy Corp. 5.00%, 6/15/45		475	354,524
Energy Transfer Partners LP 3.60%, 2/01/23		55	47,713
4.65%, 6/01/21		310	297,876
7.50%, 7/01/38		475	459,430
EnLink Midstream Partners LP 4.15%, 6/01/25		805	624,646
5.05%, 4/01/45		636	427,879
Enterprise Products Operating LLC 3.70%, 2/15/26		936	918,059
4.90%, 5/15/46		325	312,387
Halliburton Co. 3.375%, 11/15/22		680	692,015
5.00%, 11/15/45		1,205	1,177,693
Husky Energy, Inc. 7.25%, 12/15/19		227	250,904
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,780	1,708,730
Kinder Morgan, Inc./DE 2.25%, 3/16/27	EUR	245	244,125
5.00%, 2/15/21(a)	U.S.$	299	305,121
5.05%, 2/15/46		325	276,565
Noble Energy, Inc. 3.90%, 11/15/24		972	914,926
8.25%, 3/01/19		1,530	1,683,787
ONEOK Partners LP 3.20%, 9/15/18		250	241,994
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,327	1,144,352
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		195	172,056
Schlumberger Holdings Corp. 3.00%, 12/21/20(a)		270	273,735
3.625%, 12/21/22(a)		800	822,878
Schlumberger Norge AS 4.20%, 1/15/21(a)		310	332,994
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)		211	226,651
Spectra Energy Partners LP 3.50%, 3/15/25		795	767,858

	Principal Amount (000)			U.S. $ Value
Williams Partners LP 3.90%, 1/15/25	U.S.$		290	$234,473
4.125%, 11/15/20			875	794,720
4.50%, 11/15/23			245	208,140

				18,164,612

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)			587	586,764

Services–0.0%
eBay, Inc. 3.80%, 3/09/22			517	532,240

Technology–0.6%
EMC Corp./MA 3.375%, 6/01/23			760	636,824
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(a)			1,450	1,492,291
HP, Inc. 3.75%, 12/01/20			317	328,002
4.375%, 9/15/21			72	75,245
4.65%, 12/09/21			180	190,502
KLA-Tencor Corp. 4.65%, 11/01/24			1,245	1,254,919
Oracle Corp. 5.75%, 4/15/18			95	103,871
QUALCOMM, Inc. 3.00%, 5/20/22			800	834,133
Seagate HDD Cayman 4.75%, 1/01/25–1/01/25			821	661,112
Tencent Holdings Ltd. 3.375%, 5/02/19(a)			1,316	1,363,127
Total System Services, Inc. 2.375%, 6/01/18			195	194,748

				7,134,774

Transportation—Services–0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.375%, 2/01/22(a)			815	804,504

				100,640,608

Financial Institutions–4.5%
Banking–3.3%
ABN AMRO Bank NV 2.50%, 10/30/18(a)			2,840	2,878,834
4.75%, 7/28/25(a)			173	173,449
Bank of America Corp. 4.00%, 1/22/25–1/22/25			1,230	1,274,801
4.20%, 8/26/24			320	325,853
4.875%, 4/01/44			460	501,247
Series E 0.599% (EURIBOR 3 Month + 0.84%), 3/28/18(d)		EUR	250	281,815

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
BNP Paribas SA 2.375%, 9/14/17	U.S.$	799	$808,852
5.019%, 4/13/17(a)(c)	EUR	150	174,611
BPCE SA 5.15%, 7/21/24(a)	U.S.$	560	571,999
5.70%, 10/22/23(a)		880	932,108
Citigroup, Inc. 3.875%, 3/26/25		200	197,322
Compass Bank 2.75%, 9/29/19		325	322,013
5.50%, 4/01/20		549	584,007
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,070	1,096,074
4.375%, 8/04/25		1,197	1,232,431
Countrywide Financial Corp. 6.25%, 5/15/16		1,420	1,428,061
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20		390	384,868
3.75%, 3/26/25		1,215	1,160,694
Fifth Third Bancorp 2.30%, 3/01/19		786	793,111
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		1,051	1,075,326
5.15%, 5/22/45		259	262,925
5.75%, 1/24/22		2,870	3,311,177
Series G 7.50%, 2/15/19		400	460,744
HSBC Holdings PLC 4.00%, 3/30/22		1,850	1,944,234
ING Bank NV 3.75%, 3/07/17(a)		705	720,679
JPMorgan Chase & Co. Series X 6.10%, 10/01/24(c)		430	438,174
Lloyds Bank PLC 2.30%, 11/27/18		774	780,320
4.20%, 3/28/17		165	169,561
Lloyds Banking Group PLC 4.582%, 12/10/25(a)		473	463,728
Mizuho Bank Ltd. 2.45%, 4/16/19(a)		765	772,690
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		1,160	1,195,817
Morgan Stanley 5.625%, 9/23/19		1,129	1,256,315
Series G 3.70%, 10/23/24		1,075	1,110,281
4.00%, 7/23/25		777	812,458
Murray Street Investment Trust I 4.647%, 3/09/17		182	187,115
Nationwide Building Society 6.25%, 2/25/20(a)		345	393,609
Nordea Bank AB 3.125%, 3/20/17(a)		751	765,178
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		435	432,281

	Principal Amount (000)		U.S. $ Value
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(a)(c)	GBP	100	$145,812
Santander Bank NA 1.551% (LIBOR 3 Month + 0.93%), 1/12/18(d)	U.S.$	275	272,516
Santander Issuances SAU 5.179%, 11/19/25		1,400	1,352,891
Santander UK PLC 5.00%, 11/07/23(a)		610	619,093
Societe Generale SA 5.75%, 4/20/16(a)		449	449,771
Standard Chartered PLC 6.409%, 1/30/17(a)(c)		1,000	954,580
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		384	388,485
UBS AG/Stamford CT 7.625%, 8/17/22		280	320,692
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		1,125	1,126,793
Wells Fargo & Co. 4.125%, 8/15/23		1,815	1,936,197

			39,241,592

Brokerage–0.1%
Nomura Holdings, Inc. 2.00%, 9/13/16		645	646,929

Finance–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		575	652,289
GE Capital International Funding Co. 0.964%, 4/15/16(a)	BAD	623	623,034
GE Capital International Funding, Co. 2.342%, 11/15/20(a)	U.S.$	234	239,719

			1,515,042

Insurance–0.8%
American International Group, Inc. 4.875%, 6/01/22		650	714,766
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)		380	396,499
Berkshire Hathaway, Inc. 1.125%, 3/16/27	EUR	100	108,183
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		374	472,947
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,615	1,806,744
Lincoln National Corp. 8.75%, 7/01/19		100	119,503
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		180	260,942
MetLife, Inc. 4.75%, 2/08/21	U.S.$	1,545	1,716,838
Series C 5.25%, 6/15/20(c)		1,090	1,041,631

2016 Semi-Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	495	$729,766
Prudential Financial, Inc. 5.625%, 6/15/43		820	835,170
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)		770	775,514

			8,978,503

REITS–0.2%
Brixmor Operating Partnership LP 3.85%, 2/01/25		416	381,177
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		25	24,391
Trust F/1401 5.25%, 12/15/24(a)		665	676,638
Welltower, Inc. 5.25%, 1/15/22		1,225	1,337,656

			2,419,862

			52,801,928

Utility–0.5%
Electric–0.5%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		345	427,119
EDP Finance BV 4.125%, 1/15/20(a)		252	252,353
Entergy Corp. 4.00%, 7/15/22		1,296	1,374,314
Exelon Corp. 2.85%, 6/15/20		540	551,067
3.95%, 6/15/25(a)		625	647,753
5.10%, 6/15/45(a)		305	330,970
Monongahela Power Co. 4.10%, 4/15/24(a)		305	325,869
RWE Finance BV Series E 6.50%, 4/20/21	GBP	520	860,598
Southern California Edison Co. 3.875%, 6/01/21	U.S.$	262	284,904
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		365	376,529

			5,431,476

Total Corporates—Investment Grade (cost $158,526,437)			158,874,012

INFLATION-LINKED SECURITIES–11.3%
United States–11.3%
U.S. Treasury Inflation Index 0.125%, 4/15/17–7/15/24		48,075	48,724,750
0.125%, 4/15/19(b)		26,818	27,396,186
0.25%, 1/15/25(b)		9,356	9,434,779

	Principal Amount (000)		U.S. $ Value
0.375%, 7/15/23	U.S.$	6,741	$6,943,383
0.625%, 7/15/21–1/15/24		15,178	15,861,760
1.375%, 1/15/20		1,553	1,662,134
2.00%, 1/15/26		3,980	4,659,307
2.625%, 7/15/17		3,978	4,188,425
U.S. Treasury Notes 0.375%, 7/15/25		12,796	13,075,478

Total Inflation-Linked Securities (cost $130,106,080)			131,946,202

MORTGAGE PASS-THROUGHS–5.7%
Agency Fixed Rate 30-Year–5.1%
Federal Home Loan Mortgage Corp. Gold 4.00%, 1/01/45–11/01/45		7,956	8,560,281
Federal National Mortgage Association 3.00%, 5/01/45–8/01/45		3,140	3,223,926
3.50%, 5/01/42–10/01/45		13,330	14,146,002
4.00%, 9/01/43–4/01/46		10,352	11,220,669
4.50%, 4/25/46		6,405	6,970,441
5.50%, 8/01/37–9/01/41		2,277	2,558,801
Series AS6516
4.00%, 1/01/46		3,198	3,425,774
Government National Mortgage Association 3.00%, 11/20/45		1,516	1,572,628
3.50%, 4/01/46		7,648	8,085,370

			59,763,892

Agency Fixed Rate 15-Year–0.6%
Federal National Mortgage Association 2.50%, 4/01/31		4,627	4,749,905
3.50%, 1/12/30		2,502	2,651,038

			7,400,943

Total Mortgage Pass-Throughs (cost $66,589,661)			67,164,835

ASSET-BACKED SECURITIES–5.2%
Autos—Fixed Rate–2.6%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		907	909,856
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,391	1,388,817
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,335	1,356,057
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		1,334	1,330,852
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		678	678,720

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20	U.S.$	805	$808,550
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		1,068	1,073,402
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(a)		125	124,754
Series 2015-CA, Class A2A 1.03%, 2/15/18(a)		137	137,419
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		377	376,491
Series 2016-AA, Class A2A 1.50%, 3/15/18(a)		329	329,056
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,733	1,722,412
Exeter Automobile Receivables Trust Series 2016-1A, Class D 7.91%, 2/15/23(a)		390	387,473
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		961	962,414
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		408	413,397
Ford Credit Auto Owner Trust/Ford Credit Series 2014-1, Class A 2.26%, 11/15/25(a)		1,500	1,519,665
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A1 1.98%, 1/15/22		816	817,551
Series 2016-1, Class A1 1.76%, 2/15/21		649	647,658
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		961	961,578
Series 2015-2, Class A3 1.68%, 12/20/18		1,269	1,271,365
Series 2015-3, Class A3 1.69%, 3/20/19		1,124	1,127,168
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		651	649,473
Harley-Davidson Motorcycle Trust Series 2014-1, Class A2A 0.49%, 4/15/18		160	159,677
Series 2015-1, Class A3 1.41%, 6/15/20		544	543,812
Series 2015-2, Class A3 1.30%, 3/16/20		1,114	1,112,084

	Principal Amount (000)		U.S. $ Value
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)	U.S.$	643	$642,515
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(a)		493	479,131
Series 2016-1A, Class A 2.32%, 3/25/20(a)		754	754,023
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		974	974,265
Series 2015-B, Class A3 1.40%, 11/15/18(a)		694	695,159
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17		371	371,231
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		707	707,755
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,116	1,117,886
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4 1.43%, 5/21/21(a)		220	220,247
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		440	439,623
Series 2015-4, Class A2A 1.20%, 12/17/18		499	497,894
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		624	622,497
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,141	1,139,623
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		628	627,995

			30,099,545

Credit Cards—Fixed Rate–1.0%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22		1,983	2,013,802
Series 2015-2, Class A 1.56%, 3/15/21		828	832,407
Series 2015-4, Class A 1.72%, 8/16/21		643	646,519
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		933	939,576

2016 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22	U.S.$	1,257	$1,266,241
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,664	1,683,830
Series 2015-3, Class A 1.74%, 9/15/21		941	941,027
Series 2016-1, Class A 2.04%, 3/15/22		626	630,961
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		1,456	1,458,531
Series 2015-B, Class A 2.55%, 6/17/24		1,068	1,086,593

			11,499,487

Other ABS—Fixed Rate–0.7%
Ascentium Equipment Receivables LLC Series 2015-2A, Class A1 1.00%, 11/10/16(a)		489	487,876
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		496	496,283
Citi Held For Asset Issuance Series 2016-PM1, Class A 4.65%, 4/15/25(a)		151	150,334
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		1,481	1,482,593
Series 2015-A, Class A4 1.85%, 4/15/21		1,143	1,148,973
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		472	470,372
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		434	433,370
SBA Tower Trust 3.156%, 10/15/20(a)		538	538,204
Series 2014-1A, Class C 2.898%, 10/15/44(a)		396	397,874
Series 2014-2A, Class C 3.869%, 10/15/49(a)		774	772,498
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(a)		1,979	1,979,524

			8,357,901

Credit Cards—Floating Rate–0.5%
American Express Issuance Trust II Series 2013-1, Class A 0.716% (LIBOR 1 Month + 0.28%), 2/15/19(d)		2,023	2,023,175

	Principal Amount (000)		U.S. $ Value
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.886% (LIBOR 1 Month + 0.35%), 8/17/20(d)	U.S.$	1,720	$1,719,145
First National Master Note Trus Series 2015-1, Class A 1.206% (LIBOR 1 Month + 0.77%), 9/15/20(d)		956	957,668
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.916% (LIBOR 1 Month + 0.48%), 2/15/22(d)		1,132	1,129,253

			5,829,241

Autos—Floating Rate–0.4%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.936% (LIBOR 1 Month + 0.50%), 7/15/20(a)(d)		1,278	1,275,598
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 1.006% (LIBOR 1 Month + 0.57%), 1/15/22(d)		210	207,346
GE Dealer Floorplan Master Note Trust Series 2015-1, Class A 0.932% (LIBOR 1 Month + 0.50%), 1/20/20(d)		1,296	1,283,546
Hertz Fleet Lease Funding LP Series 2014-1, Class A 0.842% (LIBOR 1 Month + 0.40%), 4/10/28(a)(d)		847	847,641
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.183% (LIBOR 1 Month + 0.75%), 10/25/19(a)(d)		747	743,876
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.932% (LIBOR 1 Month + 1.50%), 10/20/20(a)(d)		113	113,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.782% (LIBOR 1 Month + 0.35%), 7/22/19(a)(d)		440	433,684

			4,904,691

Total Asset-Backed Securities (cost $60,614,207)			60,690,865

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.9%
Non-Agency Fixed Rate CMBS–3.2%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.543%, 6/10/49		640	635,193

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class A4 5.54%, 9/11/41	U.S.$	276	$276,823
Series 2006-PW13, Class AJ 5.611%, 9/11/41		1,297	1,290,738
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		1,895	1,933,581
CD Mortgage Trust Series 2006-CD3, Class A5 5.617%, 10/15/48		482	483,221
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		1,120	1,165,925
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 6.085%, 3/15/49		187	186,257
Series 2013-GC11, Class D 4.457%, 4/10/46(a)		140	127,430
Series 2015-GC27, Class A5 3.137%, 2/10/48		838	854,066
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.095%, 12/10/49		2,373	2,496,492
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,339	1,357,457
Series 2006-C8, Class A4 5.306%, 12/10/46		608	616,009
Series 2013-CR6, Class A2 2.122%, 3/10/46		3,670	3,696,048
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39		988	1,003,598
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		1,072	1,144,618
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.699%, 11/10/46(a)		439	455,619
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 8/10/45		979	1,008,716
Series 2011-GC5, Class D 5.316%, 8/10/44(a)		755	762,096
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		433	427,001
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,094	1,122,674
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		1,091	1,095,404

	Principal Amount (000)		U.S. $ Value
Series 2007-LD12, Class AM 6.007%, 2/15/51	U.S.$	600	$625,838
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,117	1,142,152
Series 2007-LDPX, Class A3 5.42%, 1/15/49		1,430	1,459,437
Series 2011-C5, Class D 5.323%, 8/15/46(a)		336	350,522
Series 2012-CBX, Class E 5.22%, 6/15/45(a)		305	293,082
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		1,122	1,210,031
Series 2015-C32, Class C 4.669%, 11/15/48		704	600,842
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		989	969,448
Series 2007-C1, Class AM 5.455%, 2/15/40		360	365,527
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(a)		857	834,480
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4 5.838%, 6/12/50		1,270	1,307,440
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		860	872,171
Series 2007-9, Class A4 5.70%, 9/12/49		1,099	1,139,538
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		330	342,632
Series 2012-C4, Class A5 2.85%, 12/10/45		2,030	2,077,054
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 5.888%, 1/10/45(a)		289	311,646
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		284	284,153
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.803%, 11/15/45(a)		422	399,705

			36,724,664

Non-Agency Floating Rate CMBS–0.7%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.756% (LIBOR 1 Month + 1.32%), 11/15/19(a)(d)		1,017	1,012,890

2016 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Commercial Mortgage Trust Series 2014-KYO, Class A 1.338% (LIBOR 1 Month + 0.90%), 6/11/27(a)(d)	U.S.$	1,406	$1,390,692
Series 2014-SAVA, Class A 1.587% (LIBOR 1 Month + 1.15%), 6/15/34(a)(d)		839	827,981
H/2 Asset Funding NRE Series 2015-1A 2.085%, 6/24/49(a)(d)		826	819,965
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.356% (LIBOR 1 Month + 0.92%), 6/15/29(a)(d)		1,876	1,831,245
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.286% (LIBOR 1 Month + 1.87%), 8/15/26(a)(d)		326	324,032
Series 2015-XLF2, Class SNMA 2.386% (LIBOR 1 Month + 1.95%), 11/15/26(a)(d)		326	323,875
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.491% (LIBOR 1 Month + 1.05%), 4/15/32(a)(d)		564	550,122
Starwood Retail Property Trust Series 2014-STAR, Class A 1.656% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)		662	647,415
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 12/15/47(e)		669	620,374

			8,348,591

Total Commercial Mortgage-Backed Securities (cost $46,258,542)			45,073,255

COLLATERALIZED MORTGAGE OBLIGATIONS–3.0%
Risk Share Floating Rate–2.6%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.933% (LIBOR 1 Month + 2.50%), 7/25/25(d)(f)		440	435,053
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M1 1.433% (LIBOR 1 Month + 1.00%), 2/25/24(d)		544	543,514
Series 2014-DN2, Class M1 1.283% (LIBOR 1 Month + 0.85%), 4/25/24(d)		288	287,578

	Principal Amount (000)		U.S. $ Value
Series 2014-DN4, Class M3 4.983% (LIBOR 1 Month + 4.55%), 10/25/24(d)	U.S.$	1,250	$1,241,822
Series 2014-HQ1, Class M1 2.083% (LIBOR 1 Month + 1.65%), 8/25/24(d)		270	270,758
Series 2014-HQ1, Class M2 2.933% (LIBOR 1 Month + 2.50%), 8/25/24(d)		550	556,021
Series 2014-HQ2, Class M1 1.883% (LIBOR 1 Month + 1.45%), 9/25/24(d)		726	727,572
Series 2014-HQ3, Class M3 5.183% (LIBOR 1 Month + 4.75%), 10/25/24(d)		700	704,114
Series 2015-DNA1, Class M2 2.283% (LIBOR 1 Month + 1.85%), 10/25/27(d)		360	354,777
Series 2015-DNA1, Class M3 3.733% (LIBOR 1 Month + 3.30%), 10/25/27(d)		520	490,841
Series 2015-DNA2, Class M2 3.033% (LIBOR 1 Month + 2.60%), 12/25/27(d)		2,388	2,385,105
Series 2015-DNA3, Class M3 5.133% (LIBOR 1 Month + 4.70%), 4/25/28(d)		834	794,382
Series 2015-HQ1, Class M2 2.633% (LIBOR 1 Month + 2.20%), 3/25/25(d)		1,286	1,287,863
Series 2015-HQA1, Class M2 3.083% (LIBOR 1 Month + 2.65%), 3/25/28(d)		2,093	2,087,258
Series 2015-HQA2, Class M2 3.233% (LIBOR 1 Month + 2.80%), 5/25/28(d)		272	272,875
Series 2015-HQA2, Class M3 5.233% (LIBOR 1 Month + 4.80%), 5/25/28(d)		811	772,540
Series 2016-DNA1, Class M2 3.333% (LIBOR 1 Month + 2.90%), 7/25/28(d)		415	416,919
Series 2016-DNA1, Class M3 5.983% (LIBOR 1 Month + 5.55%), 7/25/28(d)		318	318,853
Series 2016-HQA1, Class M3 6.791% (LIBOR 1 Month + 6.35%), 9/25/28(d)		948	980,918
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.383% (LIBOR 1 Month + 0.95%), 5/25/24(d)		410	404,685
Series 2014-C04, Class 1M2 5.333% (LIBOR 1 Month + 4.90%), 11/25/24(d)		1,396	1,402,916

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2014-C04, Class 2M2 5.433% (LIBOR 1 Month + 5.00%), 11/25/24(d)	U.S.$	240	$244,420
Series 2015-C01, Class 1M2 4.733% (LIBOR 1 Month + 4.30%), 2/25/25(d)		975	967,598
Series 2015-C01, Class 2M2 4.983% (LIBOR 1 Month + 4.55%), 2/25/25(d)		458	463,088
Series 2015-C02, Class 2M2 4.433% (LIBOR 1 Month + 4.00%), 5/25/25(d)		1,165	1,133,470
Series 2015-C03, Class 1M1 1.933% (LIBOR 1 Month + 1.50%), 7/25/25(d)		780	779,575
Series 2015-C03, Class 1M2 5.433% (LIBOR 1 Month + 5.00%), 7/25/25(d)		1,635	1,634,895
Series 2015-C03, Class 2M1 1.933% (LIBOR 1 Month + 1.50%), 7/25/25(d)		1,116	1,113,815
Series 2015-C03, Class 2M2 5.433% (LIBOR 1 Month + 5.00%), 7/25/25(d)		859	863,491
Series 2015-C04, Class 1M2 6.133% (LIBOR 1 Month + 5.70%), 4/25/28(d)		1,032	1,044,810
Series 2015-C04, Class 2M2 5.983% (LIBOR 1 Month + 5.55%), 4/25/28(d)		821	818,663
Series 2016-C01, Class 1M2 7.183% (LIBOR 1 Month + 6.75%), 8/25/28(d)		1,130	1,207,030
Series 2016-C01, Class 2M2 7.383% (LIBOR 1 Month + 6.95%), 8/25/28(d)		503	535,583
Series 2016-C02, Class 1M2 6.435% (LIBOR 1 Month + 6.00%), 9/25/28(d)		1,393	1,421,173
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/24(d)(f)		109	110,426
Series 2015-CH1, Class M1 2.433% (LIBOR 1 Month + 2.00%), 10/25/25(d)(f)		462	457,718
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.683% (LIBOR 1 Month + 5.25%), 11/25/25(d)(f)		511	504,077
Series 2015-WF1, Class 2M2 5.933% (LIBOR 1 Month + 5.50%), 11/25/25(d)(f)		144	141,397

			30,177,593

	Principal Amount (000)		U.S. $ Value
Non-Agency Fixed Rate–0.3%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35	U.S.$	1,709	$1,534,418
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		352	336,714
Series 2006-9T1, Class A1 5.75%, 5/25/36		408	336,160
Series 2007-2CB, Class 2A4 5.75%, 3/25/37		316	271,678
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		490	405,813
JP Morgan Mortgage Trust Series 2006-A1, Class 2A2 2.86%, 2/25/36		413	357,214
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		687	588,675

			3,830,672

Non-Agency Floating Rate–0.1%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.136% (LIBOR 1 Month + 1.70%), 7/15/36(a)(d)		1,073	1,064,688
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.668%, 5/26/37(a)(e)		604	507,264

			1,571,952

Total Collateralized Mortgage Obligations (cost $35,640,416)			35,580,217

	Shares
INVESTMENT COMPANIES–1.9%
Funds and Investment Trusts–1.9%
AB Pooling Portfolio–AB Multi-Asset Real Return Portfolio(g) (cost $28,092,552)	3,871,326		22,376,266

	Principal Amount (000)
CORPORATES—NON-INVESTMENT GRADE–1.7%
Industrial–0.9%
Basic–0.0%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		$155	124,000
Freeport-McMoRan, Inc.
2.30%, 11/14/17	U.S.$	158	145,755
2.375%, 3/15/18		250	221,250

			491,005

2016 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Capital Goods–0.1%
Berry Plastics Corp. 5.125%, 7/15/23	U.S.$	277	$279,078
Loxam SAS 7.00%, 7/23/22(a)	EUR	280	332,440
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20	U.S.$	730	749,162

			1,360,680

Communications—Media–0.1%
CSC Holdings LLC 8.625%, 2/15/19		450	495,000

Communications—Telecommunications–0.2%
Numericable-SFR SA 5.375%, 5/15/22(a)	EUR	105	121,570
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	1,230	1,067,025
T-Mobile USA, Inc. 6.50%, 1/15/26		177	183,859
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		650	614,250

			1,986,704

Consumer Cyclical—Other–0.1%
Cirsa Funding Luxembourg SA 5.875%, 5/15/23(a)	EUR	315	349,209
International Game Technology PLC 4.75%, 2/15/23(a)		305	351,398
6.25%, 2/15/22(a)	U.S.$	345	350,968
KB Home 4.75%, 5/15/19		265	264,006
MCE Finance Ltd. 5.00%, 2/15/21(a)		200	191,500

			1,507,081

Consumer Cyclical—Retailers–0.0%
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	153	182,586
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25	U.S.$	273	290,745

			473,331

Consumer Non-Cyclical–0.1%
Boparan Finance PLC 5.50%, 7/15/21(a)	GBP	225	298,920
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)	U.S.$	110	113,850
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	157	188,833
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(a)		315	263,452
6.125%, 4/15/25(a)		490	377,300

			1,242,355

	Principal Amount (000)		U.S. $ Value
Energy–0.2%
Cenovus Energy, Inc. 3.00%, 8/15/22	U.S.$	93	$82,687
5.70%, 10/15/19		383	384,347
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		380	250,187
ONEOK, Inc. 4.25%, 2/01/22		595	493,850
Southern Star Central Corp. 5.125%, 7/15/22(a)		482	443,440
Transocean, Inc. 6.50%, 11/15/20		450	315,000

			1,969,511

Technology–0.0%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		345	276,000

Transportation—Services–0.1%
Europcar Groupe SA 5.75%, 6/15/22(a)	EUR	280	332,949
Hertz Corp. (The) 6.75%, 4/15/19	U.S.$	440	446,376

			779,325

			10,580,992

Financial Institutions–0.7%
Banking–0.6%
Bank of America Corp. Series Z 6.50%, 10/23/24(c)		275	283,855
Barclays Bank PLC 6.86%, 6/15/32(a)(c)		205	235,750
7.75%, 4/10/23		1,035	1,086,750
Citigroup, Inc. Series P 5.95%, 5/15/25(c)		655	628,800
Credit Agricole SA 8.125%, 12/23/25(a)(c)		510	513,085
Credit Suisse Group AG 7.50%, 12/11/23(a)(c)		200	196,500
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		1,190	1,114,368
Lloyds Banking Group PLC 7.50%, 6/27/24(c)		355	351,414
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(c)		1,400	1,359,750
Royal Bank of Scotland PLC (The)
9.50%, 3/16/22(a)		359	379,678
Societe Generale SA 5.922%, 4/05/17(a)(c)		330	326,700
8.00%, 9/29/25(a)(c)		1,005	974,850

			7,451,500

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Finance–0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17	U.S.$	451	$465,094

			7,916,594

Utility–0.1%
Electric–0.1%
AES Corp./VA 7.375%, 7/01/21		385	431,200
NRG Energy, Inc. 6.25%, 5/01/24		330	302,775

			733,975

Non Corporate Sectors–0.0%
Agencies—Not Government Guaranteed–0.0%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		295	288,363

Total Corporates—Non-Investment Grade (cost $20,470,934)			19,519,924

COVERED BONDS–1.1%
Australia–0.2%
Commonwealth Bank of Australia Series E 0.75%, 11/04/21(a)	EUR	720	838,897
National Australia Bank Ltd. 2.00%, 2/22/19(a)	U.S.$	1,506	1,521,787
Westpac Banking Corp. Series E 1.50%, 3/24/21(a)	EUR	690	833,255

			3,193,939

Canada–0.2%
Bank of Nova Scotia (The) 1.75%, 3/22/17(a)	U.S.$	743	749,578
National Bank of Canada 1.50%, 3/25/21(a)	EUR	561	679,854
Royal Bank of Canada 1.625%, 8/04/20(a)		675	818,327

			2,247,759

Denmark–0.1%
Danske Bank A/S Series E 1.25%, 6/11/21		700	841,252

France–0.1%
BNP Paribas Home Loan SFH SA Series E 3.75%, 1/11/21(a)		1,000	1,341,295

Italy–0.1%
Banca Popolare di Milano Scarl Series E 0.875%, 9/14/22(a)		475	546,254

	Principal Amount (000)		U.S. $ Value
Banco Popolare SC Series E 0.75%, 3/31/22(a)	EUR	100	$114,262

			660,516

Norway–0.1%
DNB Boligkreditt AS Series E 3.875%, 6/16/21		573	777,333

Spain–0.1%
Banco de Sabadell SA 0.875%, 11/12/21(a)		600	694,904
Bankinter SA 1.00%, 2/05/25(a)		200	231,035
CaixaBank SA Series 27 Zero Coupon (EURIBOR 3 Month + 0.08%), 1/09/18(d)		200	226,774

			1,152,713

Switzerland–0.1%
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(a)		660	806,277
UBS AG/London Series E 1.375%, 4/16/21(a)		670	806,985

			1,613,262

United Kingdom–0.1%
Abbey National Treasury Services PLC/United Kingdom Series E 1.625%, 11/26/20(a)		664	804,400

Total Covered Bonds (cost $12,360,354)			12,632,469

GOVERNMENTS—SOVEREIGN AGENCIES–0.8%
Brazil–0.1%
Petrobras Global Finance BV 5.75%, 1/20/20		858	745,387

Canada–0.4%
Canada Housing Trust No 1 2.25%, 12/15/25(a)	CAD	5,685	4,532,154
Series FEB 2.25%, 12/15/25(a)		1,875	1,494,774

			6,026,928

France–0.1%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(a)	U.S.$	399	398,868
1.50%, 10/07/17(a)		735	738,466

			1,137,334

Israel–0.1%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(a)		776	822,948

2016 Semi-Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
United Kingdom–0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(c)	U.S.$	680	$632,400

Total Governments—Sovereign Agencies (cost $9,128,466)			9,364,997

EMERGING MARKETS—TREASURIES–0.6%
Brazil–0.6%
Brazil Notas do Tesouro Nacional Series NTNF 10.00%, 1/01/17–1/01/27 (cost $7,921,479)		29,305	6,990,730

AGENCIES–0.5%
Agency Debentures–0.5%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $5,499,731)		6,490	6,080,436

QUASI-SOVEREIGNS–0.4%
Quasi-Sovereign Bonds–0.4%
Chile–0.2%
Corp. Nacional del Cobre de Chile 4.50%, 9/16/25(a)		799	814,335
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		1,503	1,572,472

			2,386,807

China–0.1%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		951	1,038,024

Mexico–0.1%
Petroleos Mexicanos 4.50%, 1/23/26		1,300	1,210,950

Total Quasi-Sovereigns (cost $4,548,975)			4,635,781

	Contracts
OPTIONS PURCHASED—CALLS–0.2%
Options on Funds and Investment Trusts–0.1%
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(h)(i)		123,100	145,196
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(h)(i)		495,200	584,088
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(h)(i)		495,800	584,796

			1,314,080

	Contracts		U.S. $ Value
Options on Indices–0.1%
S&P 500 Index Expiration: Jun 2016, Exercise Price: $2,085.00(h)(i)		26,700	$878,218

Total Options Purchased—Calls (cost $1,832,635)			2,192,298

Principal Amount (000)
LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.2%
Canada–0.2%
Province of British Columbia Canada 3.25%, 12/18/21	CAD	1,337	1,130,554
Province of Manitoba Canada 3.85%, 12/01/21		1,220	1,053,225

Total Local Governments—Provincial Bonds (cost $2,611,142)			2,183,779

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Indonesia–0.1%
Indonesia Government International Bond 4.125%, 1/15/25(a) (cost $1,324,882)	U.S.$	1,305	1,310,918

EMERGING MARKETS—SOVEREIGNS–0.1%
Brazil–0.0%
Brazilian Government International Bond 4.875%, 1/22/21		188	189,880

Ghana–0.1%
Ghana Government International Bond 7.875%, 8/07/23(a)		450	356,625
8.50%, 10/04/17(a)		127	125,031

			481,656

Total Emerging Markets—Sovereigns (cost $660,492)			671,536

EMERGING MARKETS—CORPORATE BONDS–0.0%
Industrial–0.0%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		615	263,681
7.125%, 6/26/42(a)		530	229,888

Total Emerging Markets—Corporate Bonds (cost $924,269)		493,569

40	Sanford C. Bernstein Fund, Inc.

		Shares	U.S. $ Value
SHORT-TERM INVESTMENTS–28.2%
Investment Companies–27.1%
AB Fixed Income Shares, Inc.– Government STIF Portfolio, 0.42%(g)(j) (cost $317,048,141)		317,048,141	$317,048,141

Principal Amount (000)
U.S. TREASURY BILLS–1.1%
U.S. Treasury Bill
Zero Coupon, 5/26/16	U.S.$	12,000	11,994,207
Zero Coupon, 5/19/16(b)		500	499,801

Total U.S. Treasury Bills (cost $12,494,008)			12,494,008

Total Short-Term Investments (cost $329,542,149)			329,542,149

Total Investments—101.2% (cost $1,179,315,038)			1,182,573,113

Other assets less liabilities—(1.2)%			(13,762,431)

Net Assets—100.0%			$1,168,810,682

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Australian Bond Futures	909	June 2016	$90,247,243	$91,247,916	$1,000,673
10 Yr Canadian Bond Futures	1,268	June 2016	138,129,694	137,739,704	(389,990)
Euro STOXX 50 Futures	306	June 2016	10,418,085	10,205,664	(212,421)
FTSE 100 Index Futures	98	June 2016	8,525,403	8,604,196	78,793
Long Gilt Futures	69	June 2016	11,986,388	12,013,047	26,659
Mini MSCI Emerging Market Futures	866	June 2016	34,572,696	36,107,870	1,535,174
Russell 2000 Mini Futures	87	June 2016	9,258,909	9,653,520	394,611
S&P 500 E Mini Futures	581	June 2016	57,613,512	59,596,075	1,982,563
S&P Mid 400 E Mini Futures	25	June 2016	3,446,130	3,603,000	156,870
U.S. T-Note 2 Yr (CBT) Futures	79	June 2016	17,286,771	17,281,250	(5,521)
U.S. T-Note 5 Yr (CBT) Futures	232	June 2016	28,055,312	28,110,063	54,751
U.S. T-Note 10 Yr (CBT) Futures	332	June 2016	43,205,571	43,289,687	84,116
U.S. Ultra Bond (CBT) Futures	117	June 2016	20,340,681	20,186,156	(154,525)

Sold Contracts
10 Yr Canadian Bond Futures	12	June 2016	1,311,087	1,303,530	7,557
10 Yr Japan Bond (OSE) Futures	127	June 2016	171,133,291	170,732,596	400,695
Euro Buxl 30 Yr Bond Futures	104	June 2016	19,379,019	19,945,290	(566,271)
Euro-BOBL Futures	425	June 2016	63,537,270	63,400,932	136,338
Euro-Bund Futures	229	June 2016	42,382,140	42,557,771	(175,631)
Hang Seng Index Futures	40	April 2016	5,323,622	5,364,461	(40,839)
S&P TSX 60 Index Futures	120	June 2016	14,394,646	14,543,215	(148,569)
SPI 200 Futures	97	June 2016	9,591,650	9,417,108	174,542
TOPIX Index Futures	82	June 2016	9,965,613	9,817,851	147,762
U.S. T-Note 2 Yr (CBT) Futures	23	June 2016	5,032,661	5,031,250	1,411
U.S. T-Note 5 Yr (CBT) Futures	31	June 2016	3,738,340	3,756,086	(17,746)
U.S. T-Note 10 Yr (CBT) Futures	167	June 2016	21,779,126	21,775,234	3,892

					$4,474,894

2016 Semi-Annual Report	41

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contract Amount (000)		U.S. $ Value on Origination Date		U.S. $ Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	EUR	1,614	USD	1,801	5/13/16	$(38,479)
Barclays Bank PLC	USD	881	CAD	1,182	4/08/16	28,988
Barclays Bank PLC	GBP	1,444	USD	2,064	5/12/16	(9,511)
Barclays Bank PLC	JPY	511,771	USD	4,541	5/18/16	(12,142)
BNP Paribas SA	SEK	11,489	USD	1,401	4/06/16	(14,676)
BNP Paribas SA	USD	6,350	NOK	54,864	4/06/16	280,446
BNP Paribas SA	JPY	405,000	USD	3,562	4/20/16	(38,347)
BNP Paribas SA	GBP	16,898	USD	23,982	5/12/16	(291,301)
BNP Paribas SA	USD	1,505	EUR	1,330	5/13/16	10,617
BNP Paribas SA	AUD	2,077	USD	1,558	5/18/16	(31,169)
BNP Paribas SA	CAD	17,464	USD	12,764	5/18/16	(683,692)
BNP Paribas SA	JPY	545,264	USD	4,812	5/18/16	(39,108)
BNP Paribas SA	JPY	426,190	USD	3,821	5/20/16	29,410
BNP Paribas SA	AUD	28,836	USD	21,388	6/10/16	(648,420)
BNP Paribas SA	AUD	22,517	USD	15,811	6/17/16	(1,391,073)
BNP Paribas SA	GBP	6,134	USD	8,878	6/17/16	65,788
BNP Paribas SA	USD	35	ARS	538	7/01/16	(482)
BNP Paribas SA	USD	179	ARS	2,829	7/05/16	(396)
BNP Paribas SA	USD	92	ARS	1,684	12/12/16	3,449
BNP Paribas SA	USD	358	ARS	6,626	3/08/17	(1,351)
Citibank	USD	1,682	RUB	128,015	4/07/16	221,264
Citibank	EUR	52,384	USD	56,942	5/13/16	(2,735,913)
Citibank	USD	7,003	JPY	787,409	5/18/16	1,806
Citibank	PLN	4,933	USD	1,252	5/19/16	(68,936)
Credit Suisse International	NOK	28,706	SEK	28,608	4/06/16	55,102
Credit Suisse International	GBP	2,001	USD	2,865	5/12/16	(9,091)
Credit Suisse International	EUR	3,246	USD	3,608	5/13/16	(89,540)
Credit Suisse International	SEK	27,676	EUR	2,988	5/13/16	(10,224)
Credit Suisse International	CAD	16,559	USD	12,479	5/18/16	(271,701)
Credit Suisse International	JPY	1,177,882	USD	10,346	5/18/16	(132,940)
Credit Suisse International	USD	32,030	EUR	28,930	5/18/16	931,918
Credit Suisse International	USD	9,743	AUD	13,539	6/17/16	600,580
Goldman Sachs Bank USA	BRL	10,008	USD	2,812	4/04/16	28,742
Goldman Sachs Bank USA	BRL	8,599	USD	2,324	4/04/16	(67,207)
Goldman Sachs Bank USA	USD	2,511	BRL	10,008	4/04/16	271,984
Goldman Sachs Bank USA	USD	2,416	BRL	8,599	4/04/16	(24,696)
Goldman Sachs Bank USA	SEK	14,564	USD	1,773	4/06/16	(21,285)
Goldman Sachs Bank USA	CAD	18,775	USD	13,711	4/08/16	(745,604)
Goldman Sachs Bank USA	BRL	7,282	USD	1,974	5/03/16	(35,569)
Goldman Sachs Bank USA	EUR	385	USD	428	5/13/16	(10,437)
Goldman Sachs Bank USA	USD	1,902	EUR	1,687	5/13/16	19,396
Goldman Sachs Bank USA	GBP	2,735	USD	3,866	5/18/16	(62,405)
Goldman Sachs Bank USA	TWD	23,622	USD	715	6/21/16	(20,188)
Goldman Sachs Bank USA	BRL	9,812	USD	2,134	1/04/17	(393,997)
HSBC Bank USA	MXN	68,078	USD	3,738	4/14/16	(198,007)
HSBC Bank USA	USD	1,537	MXN	27,991	4/14/16	81,412

42	Sanford C. Bernstein Fund, Inc.

Counterparty	Contract Amount (000)		U.S. $ Value on Origination Date		U.S. $ Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)

HSBC Bank USA	USD	3,071	JPY	347,336	5/20/16	$18,812
HSBC Bank USA	USD	1,668	TRY	4,855	5/25/16	29,545
JPMorgan Chase Bank	NOK	26,146	SEK	26,033	4/06/16	47,226
JPMorgan Chase Bank	CAD	11,394	USD	8,504	4/08/16	(270,000)
JPMorgan Chase Bank	GBP	531	USD	759	5/12/16	(3,125)
JPMorgan Chase Bank	EUR	523	USD	581	5/13/16	(15,098)
JPMorgan Chase Bank	USD	19,959	CAD	26,612	5/18/16	532,961
JPMorgan Chase Bank	USD	1,151	EUR	1,021	5/18/16	11,953
Morgan Stanley & Co., Inc.	EUR	1,215	USD	1,341	5/13/16	(43,299)
Morgan Stanley & Co., Inc.	USD	10,667	JPY	1,200,707	5/18/16	14,556
Morgan Stanley & Co., Inc.	USD	1,096	AUD	1,553	6/17/16	90,044
Royal Bank of Canada	USD	8,805	JPY	1,034,210	5/18/16	395,548
Royal Bank of Scotland PLC	GBP	1,390	USD	1,962	6/17/16	(35,232)
Royal Bank of Scotland PLC	USD	24,903	JPY	2,857,245	6/17/16	538,594
Standard Chartered Bank	BRL	6,236	USD	1,752	4/04/16	17,910
Standard Chartered Bank	BRL	6,332	USD	1,753	4/04/16	(7,971)
Standard Chartered Bank	USD	1,727	BRL	6,236	4/04/16	7,851
Standard Chartered Bank	USD	1,779	BRL	6,332	4/04/16	(18,183)
Standard Chartered Bank	SEK	8,683	USD	1,022	4/06/16	(47,895)
Standard Chartered Bank	SGD	11,816	USD	8,369	4/08/16	(397,134)
Standard Chartered Bank	JPY	302,943	USD	2,693	4/20/16	(449)
Standard Chartered Bank	BRL	6,236	USD	1,715	5/03/16	(5,498)
Standard Chartered Bank	USD	1,741	BRL	6,332	5/03/16	5,582
Standard Chartered Bank	TWD	223,994	USD	6,879	5/20/16	(90,329)
Standard Chartered Bank	TWD	188,969	USD	5,732	6/21/16	(146,270)
State Street Bank & Trust Co.	BRL	1,314	USD	343	4/04/16	(22,191)
State Street Bank & Trust Co.	NZD	1,711	USD	1,130	4/22/16	(51,774)
State Street Bank & Trust Co.	ZAR	4,419	USD	278	5/11/16	(19,068)
State Street Bank & Trust Co.	EUR	2,186	USD	2,492	5/13/16	1,666
State Street Bank & Trust Co.	EUR	3,269	USD	3,649	5/13/16	(74,379)
State Street Bank & Trust Co.	EUR	4,848	USD	5,362	5/18/16	(161,671)
State Street Bank & Trust Co.	JPY	3,018,082	USD	27,109	5/20/16	258,200
State Street Bank & Trust Co.	JPY	488,823	USD	4,318	6/17/16	(34,621)
State Street Bank & Trust Co.	USD	5,294	CHF	5,111	6/17/16	37,819
State Street Bank & Trust Co.	USD	10,860	GBP	7,524	6/17/16	(51,446)

						$ (4,954,351)

2016 Semi-Annual Report	43

Schedule of Investments (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX) CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	3.13%	$589	$38,449	$7,873
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	3,590	108,108	99,030

				$146,557	$106,903

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets, Inc./(LCH Group)	CAD	20,560	3/10/17	0.973%	3 Month CDOR	$ (15,145)
Citigroup Global Markets, Inc./(LCH Group)	AUD	27,240	3/11/17	2.140%	3 Month BBSW	11,795
Citigroup Global Markets, Inc./(LCH Group)	CAD	19,060	6/05/17	1.050%	3 Month CDOR	(39,006)
Citigroup Global Markets, Inc./(LCH Group)	NZD	37,540	6/09/17	3.368%	3 Month BKBM	(566,230)
Citigroup Global Markets, Inc./(LCH Group)	AUD	23,970	6/09/17	2.199%	3 Month BBSW	(6,060)
Citigroup Global Markets, Inc./(LCH Group)		$16,880	10/30/17	1.928%	3 Month BBSW	46,813
Citigroup Global Markets, Inc./(LCH Group)		1,600	4/01/20	1.562%	3 Month LIBOR	(41,239)
Citigroup Global Markets, Inc./(LCH Group)	GBP	6,930	6/05/20	6 Month LIBOR	1.649%	321,803
Citigroup Global Markets, Inc./(LCH Group)		$2,445	7/02/20	3 Month LIBOR	1.778%	76,607
Citigroup Global Markets, Inc./(LCH Group)		1,810	8/11/20	3 Month LIBOR	1.709%	49,065
Citigroup Global Markets, Inc./(LCH Group)		2,650	11/12/24	2.464%	3 Month LIBOR	(223,440)
Citigroup Global Markets, Inc./(LCH Group)	AUD	4,140	3/11/25	6 Month BBSW	2.973%	94,964
Citigroup Global Markets, Inc./(LCH Group)		$610	4/21/25	1.972%	3 Month LIBOR	(25,306)
Citigroup Global Markets, Inc./(LCH Group)	NZD	4,375	6/09/25	3 Month BKBM	4.063%	311,363
Citigroup Global Markets, Inc./(LCH Group)	AUD	2,600	6/09/25	6 Month BBSW	3.370%	130,465
Citigroup Global Markets, Inc./(LCH Group)		$1,430	6/09/25	2.470%	3 Month LIBOR	(120,730)
Citigroup Global Markets, Inc./(LCH Group)		1,210	8/04/25	2.285%	3 Month LIBOR	(76,812)

44	Sanford C. Bernstein Fund, Inc.

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(LCH Group)		$4,200	11/10/25	2.235%	3 Month LIBOR	$(268,383)
Citigroup Global Markets, Inc./(LCH Group)		1,010	11/10/35	2.613%	3 Month LIBOR	(109,984)
Citigroup Global Markets, Inc./(LCH Group)	GBP	650	6/05/45	2.392%	6 Month LIBOR	(173,234)
Citigroup Global Markets, Inc./(LCH Group)		$160	8/06/45	2.680%	3 Month LIBOR	(20,698)

						$(643,392)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	9.62%	343	$39,879	$18,209	$21,670
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	10.06	657	85,712	(26,952)	112,664
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	10.06	573	74,754	(22,669)	97,423

Sale Contracts
Barclays Bank PLC
Kohl’s Corp., 6.25%, 12/15/17, 12/20/19*	1.00	1.09	750	(3,692)	(5,969)	2,277

				$196,653	$(37,381)	$234,034

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6,180	7/15/20	1.527%	CPI#	$ 23,988
Barclays Bank PLC	2,350	1/15/21	1.490%	CPI#	7,726
Deutsche Bank AG	1,090	1/15/19	1.190%	CPI#	8,374
JPMorgan Chase
Bank, NA	4,010	1/15/20	1.795%	CPI#	(28,728)

					$ 11,360

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2016 Semi-Annual Report	45

Schedule of Investments (continued)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
S&P 500 Total Return Index	35,901	LIBOR Minus 0.28%	USD	134,200	6/15/16	$4,826,401
Citibank, NA
		LIBOR Plus
MSCI Daily TR Net EAFE	4,408	0.27%	USD	20,406	5/16/16	341,905
Standard and Poor’s		LIBOR Minus
Midcap 400 Index	2,960	0.23%	USD	5,509	2/15/17	644,068
Goldman Sachs International
Standard and Poor’s		LIBOR Minus
Midcap 400 Index	195	0.22%	USD	390	3/15/17	14,991

						$5,827,365

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $185,150,523 or 15.8% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.
(e)	Variable rate coupon, rate shown as of March 31, 2016.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.14% of net assets as of March 31, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.933%, 7/25/25	7/27/15	$ 440,438	$435,053	0.04%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M1 2.433%, 10/25/25	9/18/15	462,220	457,718	0.04%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.683%, 11/25/24	11/06/15	107,526	110,426	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.683%, 11/25/25	9/28/15	510,815	504,077	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.933%, 11/25/25	9/28/15	144,480	141,397	0.01%

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(h)	One contract relates to 1 share.
(i)	Non-income producing security.
(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

46	Sanford C. Bernstein Fund, Inc.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

INTRCONX—Inter-Continental Exchange

LCH—London Clearing House

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2016 Semi-Annual Report	47

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2016 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–68.6%
Long-Term Municipal Bonds–68.6%
Alabama–0.4%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/19	$3,255	$3,655,300
Birmingham Water Works Board Series 2010A 5.00%, 1/01/24	3,650	4,252,213

		7,907,513

Arizona–3.4%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010C 5.00%, 7/01/24	5,305	6,102,395
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23–7/01/24	6,585	7,715,804
AGM Series 2010 5.00%, 7/01/18–7/01/19	10,035	11,125,106
Maricopa County Community College District Series 2012 4.00%, 7/01/16	8,440	8,508,533
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 6/01/22	1,685	2,034,907
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	27,630,018

		63,116,763

California–2.1%
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	7,255	8,280,131
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,145,755
Series 2010C 5.00%, 5/01/19	730	821,433

Principal Amount (000)		U.S. $ Value

NATL Series 2006-32F 5.25%, 5/01/18	$680	$742,506
State of California Series 2014 5.00%, 10/01/29	50	61,134
Series 2015 5.00%, 8/01/22–3/01/26	3,500	4,336,277
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17	7,675	8,034,497
Series 2015O 5.00%, 5/01/22	12,400	15,086,584

		38,508,317

Colorado–1.4%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	300	349,080
Series 2011A 5.25%, 11/15/18	13,135	14,483,965
5.50%, 11/15/19	4,375	4,994,456
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/19(a)	1,000	1,080,600
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,237,780
5.125%, 1/15/23	2,000	2,225,400

		25,371,281

Connecticut–2.7%
State of Connecticut Series 2014C 5.00%, 6/15/22	5,620	6,698,590
Series 2016A 5.00%, 3/15/23–3/15/24	35,845	43,324,092

		50,022,682

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/17–10/01/18	9,895	10,743,213

Florida–7.2%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/20	7,250	8,375,418
Citizens Property Insurance Corp. Series 2010A-1 5.25%, 6/01/17	2,855	3,000,120
Series 2012A 5.00%, 6/01/22	7,660	9,116,472
Series 2012A-1 5.00%, 6/01/21	10,490	12,287,671

48	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/18–10/01/19	$15,170	$16,826,492
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	2,500	2,956,500
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/18–10/01/20	8,235	9,283,295
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,895,532
AGM Series 2010A 5.50%, 10/01/18–10/01/19	7,425	8,218,202
County of Orange FL (County of Orange FL Public Svc Tax) Series 2013 5.00%, 10/01/16	2,650	2,707,770
County of Seminole FL Water & Sewer Revenue Series 2015B 5.00%, 10/01/19	2,420	2,746,627
Florida State Board of Education (State of Florida) Series 2013A 5.00%, 6/01/16	22,515	22,677,558
Florida’s Turnpike Enterprise Series 2015B 5.00%, 7/01/20–7/01/24	18,145	21,613,026
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	2,640	2,692,800
School District of Broward County/FL Series 2015 5.00%, 7/01/21	2,210	2,608,043
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	1,565	1,908,267
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/16	300	303,180
Series 2010D 5.00%, 7/01/16	2,170	2,193,002

		132,409,975

Georgia–0.5%
Municipal Electric Authority of Georgia Series 2011A 5.00%, 1/01/20–1/01/21	8,880	10,224,431

Principal Amount (000)		U.S. $ Value

Hawaii–2.3%
City & County of Honolulu HI Series 2011A 5.00%, 8/01/24	$5,800	$6,883,556
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	12,107,961
University of Hawaii Series 2016 5.00%, 10/01/22–10/01/26(b)	18,785	22,911,274

		41,902,791

Illinois–4.1%
Chicago O’Hare International Airport Series 2010D 5.25%, 1/01/19	2,285	2,514,688
Series 2015B 5.00%, 1/01/24–1/01/28	28,115	33,888,284
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008A 5.00%, 6/01/21	4,685	5,037,780
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/20	1,730	1,734,931
State of Illinois Series 2010 5.00%, 1/01/18	160	169,174
Series 2012 5.00%, 8/01/21	1,665	1,846,635
Series 2013 5.00%, 7/01/21	1,345	1,490,273
Series 2013A 5.00%, 4/01/20	1,670	1,836,900
Series 2014 5.00%, 5/01/24–5/01/28	8,350	9,231,847
NATL Series 2001 5.375%, 4/01/16	3,540	3,540,000
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/18	9,655	10,425,179
Series 2013 4.00%, 6/15/16	3,300	3,321,879

		75,037,570

Kansas–0.2%
State of Kansas Department of Transportation Series 2012C 5.00%, 9/01/20	2,745	3,213,160

Louisiana–0.7%
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/30	1,550	1,608,326

2016 Semi-Annual Report	49

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Orleans Parish Parishwide School District AGM Series 2010 5.00%, 9/01/17–9/01/19	$9,705	$10,546,255

		12,154,581

Maryland–0.1%
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	1,705	1,791,239

Massachusetts–4.2%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25	8,750	10,281,250
Series 2013B 5.00%, 8/01/17	32,490	34,360,774
NATL Series 2000F 0.48%, 12/01/30(c)	1,975	1,797,576
NATL Series 2000G 0.48%, 12/01/30(c)	5,600	5,097,277
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	6,058,434
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/18–1/01/20	7,985	8,765,939
Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	4,817,907
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/21	5,385	6,450,530

		77,629,687

Michigan–2.7%
City of Detroit MI Water Supply System Revenue Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,787,392
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/24	10,115	12,272,125
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/22(d)	17,180	17,439,246
South Lyon Community Schools Series 2016 5.00%, 5/01/21–5/01/28	5,080	6,133,910

Principal Amount (000)		U.S. $ Value

Walled Lake Consolidated School District Series 2015 5.00%, 5/01/22	$2,000	$2,380,500

		49,013,173

Mississippi–1.2%
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2010C 5.00%, 8/01/22–8/01/23	11,105	12,805,008
Series 2010D 5.00%, 8/01/23	7,530	8,666,352

		21,471,360

Missouri–0.3%
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	5,980	6,047,155

Nebraska–0.4%
Omaha Public Power District Series 2011C 5.00%, 2/01/24	6,420	7,523,405

Nevada–0.4%
Clark County School District NATL Series 2006C 5.00%, 6/15/21	4,285	4,495,822
County of Clark Department of Aviation (McCarran Intl Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,152,332
County of Clark NV Series 2015 5.00%, 11/01/21	2,000	2,381,080

		8,029,234

New Jersey–3.5%
New Jersey Economic Development Authority Series 2008W 5.00%, 3/01/17 (Pre-refunded/ETM)	1,050	1,091,465
Series 2010DD-1 5.00%, 12/15/17 (Pre-refunded/ETM)	4,505	4,826,702
Series 2011EE 5.00%, 9/01/18 (Pre-refunded/ETM)	3,625	3,980,612
5.25%, 9/01/19 (Pre-refunded/ETM)	2,465	2,805,983
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2008W 5.00%, 3/01/17	460	475,691
Series 2010DD-1 5.00%, 12/15/17	180	190,435
Series 2011EE 5.00%, 9/01/18	1,315	1,402,382
5.25%, 9/01/19	915	995,694

50	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

AMBAC Series 2005K 5.50%, 12/15/19	$1,880	$2,074,279
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19	4,265	4,681,307
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/18	7,500	7,962,225
New Jersey Turnpike Authority Series 2014C 5.00%, 1/01/21–1/01/23	16,670	19,824,233
AGM Series 2005D-3 5.25%, 1/01/26	11,070	14,021,594

		64,332,602

New York–8.9%
City of New York NY Series 2010B
5.00%, 8/01/17	6,250	6,607,313
Series 2013B 5.00%, 8/01/19	3,860	4,360,526
Series 2013H 5.00%, 8/01/25	2,510	3,068,274
Series 2014J 5.00%, 8/01/22–8/01/28	11,090	13,497,409
Series 2015A 5.00%, 8/01/23	7,220	8,870,420
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/20–11/15/26	17,500	20,505,465
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	16,755,292
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014B 5.00%, 2/01/27–11/01/29	20,280	24,707,925
Series 2014C 5.00%, 11/01/28	10,665	12,994,556
New York State Dormitory Authority Series 2012A 5.00%, 12/15/21 (Pre-refunded/ETM)	5	6,021
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	16,005	19,380,571
Series 2014C 5.00%, 3/15/27–3/15/29	26,340	32,032,548
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 1.095%, 3/01/27(c)	2,080	1,955,470

		164,741,790

Principal Amount (000)		U.S. $ Value

North Carolina–0.3%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/23–3/01/26	$5,350	$6,520,692

Ohio–0.7%
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,192,780
County of Hamilton OH Sewer System Revenue Series 2015A 5.00%, 12/01/20–12/01/21	4,025	4,767,329
State of Ohio Major New State Infrastrucure Project (State of Ohio Fed Hwy Grant) Series 20121-GARVEE 4.00%, 12/15/16	2,825	2,892,630
Series 2014 5.00%, 12/15/21	1,105	1,323,989

		12,176,728

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/26–7/01/29	3,000	3,213,790

Oregon–0.4%
Oregon State Lottery Series 2011A 5.25%, 4/01/26 (Pre-refunded/ETM)	5,105	6,095,064
5.25%, 4/01/26	825	979,729

		7,074,793

Pennsylvania–3.5%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/24–12/01/25	7,470	9,061,044
City of Philadelphia PA Series 2011 5.25%, 8/01/17	2,285	2,416,250
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/19	2,500	2,803,500
Commonwealth of Pennsylvania Series 20092 5.00%, 4/15/16	5,190	5,199,290
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	3,001,770
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 2/01/17 (Pre-refunded/ETM)	2,335	2,418,126
5.00%, 8/01/18 (Pre-refunded/ETM)	1,990	2,178,990

2016 Semi-Annual Report	51

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25	$2,535	$2,599,516
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012B 5.00%, 7/01/22	5,000	5,082,650
Pennsylvania Economic Development Financing Authority (FirstEnergy Nuclear Generation LLC) Series 2005A 3.75%, 12/01/40	4,570	4,755,268
Pennsylvania Intergovernmental Cooperation Authority Series 2010 5.00%, 6/15/16–6/15/17	7,000	7,318,040
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/25–12/01/26	13,665	16,051,781
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/26	1,110	1,204,872

		64,091,097

Puerto Rico–0.1%
Puerto Rico Highways & Transportation Authority NATL Series 2003AA 5.50%, 7/01/17 (Pre-refunded/ETM)	825	874,071
5.50%, 7/01/17	555	571,378

		1,445,449

Texas–6.9%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/20–8/01/22	2,000	2,346,550
City of Austin TX Water & Wastewater System Revenue Series 2011 5.00%, 11/15/25–11/15/26	11,990	14,329,219
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 7/15/24	1,290	1,582,740
Series 2015C 5.00%, 7/15/22–7/15/26	3,030	3,650,401
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	2,900	3,194,756

Principal Amount (000)		U.S. $ Value

City of San Antonio TX Series 2010 5.00%, 2/01/23	$650	$748,930
Series 2014 5.00%, 2/01/21	2,000	2,363,260
County of Fort Bend TX Series 2015A 5.00%, 3/01/21	2,000	2,346,400
Series 2015B 5.00%, 3/01/21–3/01/22	5,625	6,666,239
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	6,054,924
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/20	1,860	2,155,256
Hurst-Euless-Bedford Independent School District Series 2011 5.00%, 8/15/20–8/15/24	10,525	12,253,851
State of Texas Series 2014 5.00%, 4/01/22	1,790	2,164,665
Texas A&M University Series 2013B 5.00%, 5/15/16–5/15/23	15,015	16,015,364
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 1/01/18	16,210	16,357,349
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/22	20,035	24,563,711
University of Texas System (The) Series 2010A 5.00%, 8/15/22	9,755	11,193,180

		127,986,795

Virginia–0.6%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/20–6/15/23	5,815	6,928,670
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2012-12B 5.00%, 9/01/16	2,835	2,886,370
Virginia Resources Authority Series 2012 5.00%, 11/01/16 (Pre-refunded/ETM)	65	66,707
Virginia Resources Authority (Virginia Resources Authority State Lease) Series 2012 5.00%, 11/01/16	1,450	1,487,062

		11,368,809

52	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Washington–5.9%
Chelan County Public Utility District No 1 Series 2011A 5.25%, 7/01/22	$7,835	$9,218,975
Series 2011B 5.50%, 7/01/23	5,540	6,593,819
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/21	11,835	13,390,711
Energy Northwest (Bonneville Power Administration) Series 2010A 5.00%, 7/01/17	1,295	1,364,555
Series 2011A 5.00%, 7/01/22–7/01/23	14,690	17,391,225
Franklin County School District No 1 Pasco Series 2015 5.00%, 12/01/25	8,615	10,744,800
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	11,326,896
Snohomish County Public Utility District No 1 Series 2010 5.00%, 12/01/19	5,415	6,192,594
Series 2012 5.00%, 12/01/26	6,065	7,277,090
State of Washington Series 2013R 5.00%, 7/01/21	3,880	4,617,704
Series 20152
5.00%, 7/01/24	3,755	4,700,509
Series 2015R 5.00%, 7/01/23	3,735	4,611,156
State of Washington COP Series 2015C 5.00%, 7/01/17–7/01/21	9,595	11,066,323

		108,496,357

Wisconsin–2.7%
State of Wisconsin Series 2014-1 5.00%, 5/01/16	43,560	43,730,755
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	3,245	3,642,448
Series 2016B 5.00%, 12/01/25	2,510	2,827,063

		50,200,266

Total Municipal Obligations (cost $1,199,277,915)		1,263,766,698

Contracts		U.S. $ Value

OPTIONS PURCHASED—CALLS–0.2%
Options on Funds and Investment Trusts–0.1%
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(e)(f)	780,100	$920,127
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(e)(f)	780,900	921,071
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(e)(f)	194,500	229,412

		2,070,610

Options on Indices–0.1%
S&P 500 Index Expiration: Jun 2016, Exercise Price: $2,085.00(e)(f)	42,100	1,384,757

Total Options Purchased—Calls (cost $2,888,538)		3,455,367

Notional Amount (000)
GOVERNMENTS—TREASURIES–0.8%
United States–0.8%
U.S. Treasury Notes 1.625%, 11/30/20 (cost $14,983,984)	$14,837	15,133,161

Principal Amount (000)
CORPORATES—INVESTMENT GRADE–0.5%
Financial Institutions–0.4%
Banking–0.4%
JPMorgan Chase & Co. 1.35%, 2/15/17	6,035	6,048,277
Morgan Stanley Series G 5.45%, 1/09/17	1,425	1,470,145

		7,518,422

Industrial–0.1%
Consumer Non-Cyclical–0.1%
Becton Dickinson and Co. 1.084% (LIBOR 3 Month + 0.45%), 6/15/16(g)	1,935	1,935,132

Total Corporates—Investment Grade (cost $9,439,056)		9,453,554

2016 Semi-Annual Report	53

Schedule of Investments (continued)

Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–30.0%
Investment Companies–27.7%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.42%(h)(i) (cost $509,661,697)	509,661,697	$509,661,697

Principal Amount (000)
U.S. Treasury Bills–2.3%
U.S. Treasury Bill Zero Coupon, 6/23/16(j)	$22,000	21,984,986
Zero Coupon, 4/07/16–5/19/16(d)	20,000	19,998,409

Total U.S. Treasury Bills (cost $41,983,395)		41,983,395

Total Short-Term Investments (cost $551,645,092)		551,645,092

Total Investments—100.1% (cost $1,778,234,585)		1,843,453,872

Other assets less liabilities—(0.1)%		(1,324,852)

Net Assets—100.0%		$1,842,129,020

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	431	June 2016	$14,673,838	$14,374,644	$(299,194)
FTSE 100 Index Futures	147	June 2016	12,788,265	12,906,293	118,028
Mini MSCI EAFE Futures	599	June 2016	47,615,732	48,683,725	1,067,993
Mini MSCI Emerging Market Futures	1,443	June 2016	57,607,852	60,165,885	2,558,033
Russell 2000 Mini Futures	156	June 2016	16,602,277	17,309,760	707,483
S&P 500 E Mini Futures	914	June 2016	90,575,299	93,753,550	3,178,251
S&P Mid 400 E Mini Futures	44	June 2016	6,065,406	6,341,280	275,874
U.S. T-Note 5 Yr (CBT) Futures	106	June 2016	12,831,110	12,843,391	12,281
U.S. T-Note 10 Yr (CBT) Futures	89	June 2016	11,606,992	11,604,766	(2,226)

Sold Contracts
Hang Seng Index Futures	59	April 2016	7,852,342	7,912,580	(60,238)
S&P TSX 60 Index Futures	181	June 2016	21,711,809	21,936,015	(224,206)
SPI 200 Futures	158	June 2016	15,623,511	15,339,206	284,305
TOPIX Index Futures	138	June 2016	16,777,046	16,522,724	254,322

					$7,870,706

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	AUD	33,815	USD	23,840	5/18/16	$(2,028,525)
Barclays Bank PLC	JPY	870,114	USD	7,720	5/18/16	(20,644)
BNP Paribas SA	AUD	4,415	USD	3,311	5/18/16	(66,257)

54	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD	27,279	USD	19,937	5/18/16	$(1,067,936)
BNP Paribas SA	GBP	9,138	USD	13,220	5/18/16	94,135
BNP Paribas SA	JPY	1,748,882	USD	15,433	5/18/16	(125,436)
Citibank	USD	15,448	GBP	10,706	5/18/16	(69,631)
Citibank	USD	10,542	JPY	1,185,313	5/18/16	2,718
Credit Suisse International	CAD	24,979	USD	18,824	5/18/16	(409,857)
Credit Suisse International	JPY	1,727,060	USD	15,169	5/18/16	(194,922)
Credit Suisse International	USD	14,727	AUD	20,438	5/18/16	908,583
Credit Suisse International	USD	47,201	EUR	42,582	5/18/16	1,316,620
Goldman Sachs Bank USA	GBP	5,336	USD	7,543	5/18/16	(121,759)
HSBC Bank USA	CHF	1,696	USD	1,740	5/18/16	(27,164)
JPMorgan Chase Bank	USD	31,576	CAD	42,102	5/18/16	843,180
JPMorgan Chase Bank	USD	2,098	EUR	1,860	5/18/16	21,776
Morgan Stanley & Co., Inc.	USD	16,424	JPY	1,848,735	5/18/16	22,412
Royal Bank of Canada	USD	14,791	JPY	1,737,378	5/18/16	664,484
Royal Bank of Scotland PLC	GBP	1,568	USD	2,213	5/18/16	(39,755)
Standard Chartered Bank	USD	35,643	JPY	4,082,310	5/18/16	674,216
State Street Bank & Trust Co.	EUR	8,235	USD	9,108	5/18/16	(274,620)
State Street Bank & Trust Co.	USD	8,067	CHF	7,804	5/18/16	64,401

						$166,019

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$45,000	10/23/17	1.658%	CPI#	$(765,517)
Barclays Bank PLC	28,000	10/23/19	1.873%	CPI#	(780,813)
Barclays Bank PLC	12,000	10/23/26	2.310%	CPI#	(911,821)
Barclays Bank PLC	10,000	10/23/29	2.388%	CPI#	(951,296)
Citibank, NA	25,380	12/14/20	1.548%	CPI#	224,764
Citibank, NA	28,000	10/23/21	2.039%	CPI#	(1,215,688)
Deutsche Bank AG	12,900	7/15/20	1.265%	CPI#	358,447
Deutsche Bank AG	10,000	9/04/25	1.818%	CPI#	(25,266)
Goldman Sachs International	22,000	10/23/24	2.245%	CPI#	(1,485,156)

					$(5,552,346)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$10,500	3/01/23	0.904%	SIFMA*	$74,911
JPMorgan Chase Bank, NA	38,350	10/14/22	1.194%	SIFMA*	(598,775)

					$(523,864)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

2016 Semi-Annual Report	55

Schedule of Investments (continued)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
S&P 500 Total Return Index	67,120	LIBOR Minus 0.28%	$250,899	6/15/16	$9,023,148
Goldman Sachs International
Standard and Poor’s Midcap 400 Index	5,286	LIBOR Plus 0.09%	11,283	4/15/16	(346,482)
Standard and Poor’s Midcap 400 Index	370	LIBOR Minus 0.22%	741	3/15/17	28,445

					$8,705,111

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the market value of this security amounted to $1,080,600 or 0.1% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of these securities amounted to $8,850,323 or 0.48% of net assets.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Non-income producing security.
(f)	One contract relates to 1 share.
(g)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.
(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7- day yield as of period end.
(i)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(j)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 8.1% and 0.1%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

USD—Unified School District

See	notes to financial statements.

56	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2016 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–65.6%
Long-Term Municipal Bonds–65.6%
California–54.6%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	$1,000	$1,170,260
Anaheim Public Financing Authority Series 2015B 5.00%, 10/01/26	1,000	1,256,150
Bay Area Toll Authority Series 2014A 1.00%, 4/01/47	13,160	13,176,055
California Econ Recovery Series 2009A 5.00%, 7/01/17 (Pre-refunded/ETM)	2,115	2,230,754
5.00%, 7/01/19 (Pre-refunded/ETM)	6,530	7,400,580
5.00%, 7/01/20 (Pre-refunded/ETM)	6,015	6,816,920
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/27	2,000	2,430,880
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	3,000	3,578,160
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	1,000	1,029,800
California State Public Works Board Series 2010C-1 5.00%, 3/01/21 (Pre-refunded/ETM)	1,500	1,734,240
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	3,215	3,890,825
California State Public Works Board (California State Public Works Board Lease) Series 2013E 5.00%, 6/01/19	3,975	4,474,260
Series 2014A 5.00%, 9/01/30	4,375	5,276,775
California State University Series 2011A 5.25%, 11/01/26	2,035	2,447,494

Principal Amount (000)		U.S. $ Value

Series 2016A 5.00%, 11/01/25(b)	$1,000	$1,282,120
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 8/15/28	2,200	2,730,112
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,642,011
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/20–9/01/25	7,440	8,895,836
City of Hayward CA COP Series 2015 5.00%, 11/01/22	3,365	4,073,669
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	2,000	2,310,920
Series 2015A 5.00%, 5/15/21	3,000	3,537,360
NATL Series 1998A 6.00%, 5/15/18	3,305	3,660,354
City of Los Angeles Department of Airports (Los Angeles Intl Airport) 5.00%, 5/15/18	1,000	1,085,540
Series 2010A 5.00%, 5/15/25	1,500	1,731,885
Series 2010D 5.25%, 5/15/28	4,145	4,830,873
City of Oakland CA Series 2015A 5.00%, 1/15/22	1,380	1,653,944
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31	360	376,027
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/24	5,385	6,462,215
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/24	1,955	2,359,626
Series 2014B 5.00%, 3/01/26	2,360	2,873,371
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/23	3,500	4,329,150

2016 Semi-Annual Report	57

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Corona-Norca Unified School District Series 2015 5.00%, 8/01/18	$1,000	$1,094,970
County of San Diego CA COP Series 2014A 5.00%, 10/15/27–10/15/28	2,550	3,108,888
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/28	1,505	1,719,538
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	1,460	1,726,173
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	1,950	2,454,250
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2013C 5.00%, 7/01/19	1,240	1,402,762
Los Angeles Department of Water & Power WTR Series 2013B 5.00%, 7/01/18–7/01/19	2,000	2,228,900
Los Angeles Unified School District/CA Series 2010K 5.00%, 7/01/18	6,360	6,963,437
Series 2010KRY 5.25%, 7/01/25	160	187,568
Series 2014C 5.00%, 7/01/27	6,815	8,407,257
Los Angeles Unified School District/CA COP Series 2010B 5.00%, 12/01/16	635	653,885
AMBAC Series 2007 5.00%, 10/01/16	105	107,314
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/25–8/01/26	2,335	2,855,306
Peralta Community College District Series 2014A 5.00%, 8/01/27	5,855	7,160,138
Port of Los Angeles Series 2011A 5.00%, 8/01/19	1,500	1,690,830
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25	6,405	7,500,342
Romoland School District Series 2015 5.00%, 9/01/23	300	352,182

Principal Amount (000)		U.S. $ Value

Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25	$2,380	$2,785,028
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29	2,000	2,435,940
San Diego County Water Authority Financing Corp. Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,770,526
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)	1,570	1,769,610
5.00%, 5/15/22 (Pre-refunded/ETM)	5,740	6,469,784
San Francisco Bay Area Rapid Transit District (San Francisco Bay Area Rapid Transit District Sales Tax) Series 2010 5.00%, 7/01/27	2,000	2,316,740
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	558,905
Series 2011 5.00%, 5/01/17	2,225	2,325,303
5.25%, 5/01/18	1,015	1,102,371
Series 2011G 5.00%, 5/01/24	2,470	2,934,533
Series 20122 5.00%, 5/01/27	1,270	1,516,469
Series 2016S 5.00%, 5/01/25–5/01/26	2,730	3,497,805
NATL Series 2006-32F 5.25%, 5/01/18	675	737,046
San Francisco Community College District Series 2015 5.00%, 6/15/22	5,000	6,041,250
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/27	750	889,005
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22–11/01/24	8,675	10,139,444

58	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/23	$5,190	$6,004,934
State of California Series 2011 5.00%, 10/01/20	1,500	1,758,405
Series 2013 5.00%, 10/01/19–2/01/21	7,185	8,274,360
Series 2015 5.00%, 8/01/22	1,840	2,241,893
NATL Series 2007 5.00%, 11/01/23	3,200	3,411,616
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17	12,020	12,583,017
AGM Series 2008H 5.00%, 5/01/17	1,915	2,004,699
University of California Series 2010U 5.00%, 5/15/18	2,555	2,785,946
Series 2012G 5.00%, 5/15/23	7,400	9,003,358
Series 2013A 5.00%, 5/15/48	6,000	7,406,760
Series 2015A 5.00%, 5/15/21	4,000	4,771,040
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25	1,790	2,109,282
Vista Unified School District
Series 2012 5.00%, 8/01/23–8/01/25	4,240	5,153,011
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,425,964

		289,585,950

Colorado–0.4%
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)	690	757,820
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,279,743

		2,037,563

Florida–0.7%
Citizens Property Insurance Corp. Series 2011A-1 5.00%, 6/01/19	2,035	2,275,741

Principal Amount (000)		U.S. $ Value

Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	$1,500	$1,516,080
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/17	150	157,845

		3,949,666

Illinois–1.3%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	550	551,755
State of Illinois Series 2010 5.00%, 1/01/18	160	169,174
Series 2012 5.00%, 8/01/21–8/01/23	1,870	2,088,606
Series 2013A 5.00%, 4/01/20	1,415	1,556,415
Series 2014 5.00%, 5/01/25	2,165	2,410,922

		6,776,872

Massachusetts–0.6%
Commonwealth of Massachusetts NATL Series 2000E 0.51%, 12/01/30(c)	1,925	1,752,054
NATL Series 2000F 0.48%, 12/01/30(c)	1,250	1,137,706

		2,889,760

Michigan–1.2%
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/17	3,370	3,538,096
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,573,960

		6,112,056

New Jersey–2.6%
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	2,700	2,717,280
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/20	1,350	1,466,708
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/16	4,275	4,350,026

2016 Semi-Annual Report	59

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19	$5,000	$5,436,500

		13,970,514

New York–2.6%
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18(d)	12,935	14,007,311

Ohio–0.3%
Ohio Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	1,445	1,495,546

Puerto Rico–0.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012 5.00%, 10/01/19	1,000	1,002,530

Texas–0.6%
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	2,850	3,233,639

Washington–0.5%
Port of Seattle WA Series 2010C 5.00%, 2/01/18	2,405	2,576,885

Total Municipal Obligations (cost $331,337,860)		347,638,292

GOVERNMENTS—TREASURIES–2.4%
United States–2.4%
U.S. Treasury Notes 1.625%, 11/30/20(d) (cost $12,368,891)	12,335	12,581,219

CORPORATES—INVESTMENT GRADE–0.6%
Financial Institutions–0.6%
Banking–0.6%
JPMorgan Chase & Co. 3.15%, 7/05/16 (cost $3,132,838)	3,115	3,134,600

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED—CALLS–0.2%
Options on Funds and Investment Trusts–0.1%
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(e)(f)	55,600	$65,580
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(e)(f)	223,600	263,736
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50(e)(f)	223,900	264,090

		593,406

Options on Indices–0.1%
S&P 500 Index Expiration: Jun 2016, Exercise Price: $2,085.00(e)(f)	12,000	394,705

Total Options Purchased—Calls (premiums paid $825,901)		988,111

	Shares
SHORT-TERM INVESTMENTS–29.4%
Investment Companies–27.5%
AB Fixed Income Shares, Inc.– Government STIF Portfolio, 0.42%(g)(h) (cost $146,045,306)	146,045,306	146,045,306

Principal Amount (000)
U.S. Treasury Bills–1.9%
U.S. Treasury Bill
Zero Coupon, 4/07/16–7/07/16 (cost $10,196,665)	$10,200	10,196,665

Total Short-Term Investments (cost $156,241,971)		156,241,971

Total Investments—98.2% (cost $503,907,461)		520,584,193

Other assets less liabilities—1.8%		9,399,395

Net Assets—100.0%		$529,983,588

60	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Futures	143	June 2016	$4,868,583	$4,769,314	$(99,269)
FTSE 100 Index Futures	45	June 2016	3,915,483	3,950,906	35,423
Mini MSCI EAFE Futures	154	June 2016	12,241,774	12,516,350	274,576
Mini MSCI Emerging Market Futures	413	June 2016	16,487,902	17,220,035	732,133
Russell 2000 Mini Futures	45	June 2016	4,789,560	4,993,200	203,640
S&P 500 E Mini Futures	262	June 2016	25,981,157	26,874,650	893,493
S&P Mid 400 E Mini Futures	13	June 2016	1,792,422	1,873,560	81,138
U.S. T-Note 5 Yr (CBT) Futures	6	June 2016	726,290	726,984	694
U.S. T-Note 10 Yr (CBT) Futures	41	June 2016	5,347,042	5,346,016	(1,026)

Sold Contracts
Hang Seng Index Futures	16	April 2016	2,129,448	2,145,784	(16,336)
S&P TSX 60 Index Futures	52	June 2016	6,238,069	6,302,060	(63,991)
SPI 200 Futures	44	June 2016	4,350,852	4,271,678	79,174
TOPIX Index Futures	37	June 2016	4,497,063	4,430,006	67,057

					$2,186,706

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	JPY	243,672	USD	2,162	5/18/16	$(5,781)
BNP Paribas SA	AUD	11,018	USD	7,758	5/18/16	(671,172)
BNP Paribas SA	CAD	7,799	USD	5,700	5/18/16	(305,320)
BNP Paribas SA	GBP	2,839	USD	4,107	5/18/16	29,246
BNP Paribas SA	JPY	503,214	USD	4,441	5/18/16	(36,093)
Citibank	USD	4,832	GBP	3,349	5/18/16	(21,779)
Citibank	USD	4,001	JPY	449,841	5/18/16	1,032

Credit Suisse International	CAD	7,122	USD	5,367	5/18/16	(116,861)
Credit Suisse International	JPY	495,342	USD	4,351	5/18/16	(55,906)
Credit Suisse International	USD	4,148	AUD	5,757	5/18/16	255,931
Credit Suisse International	USD	613	CHF	620	5/18/16	32,856
Credit Suisse International	USD	12,107	EUR	10,888	5/18/16	299,196
Goldman Sachs Bank USA	GBP	1,511	USD	2,136	5/18/16	(34,471)
JPMorgan Chase Bank	USD	8,692	CAD	11,590	5/18/16	232,114
JPMorgan Chase Bank	USD	679	EUR	602	5/18/16	7,048
Morgan Stanley & Co., Inc.	CHF	526	USD	529	5/18/16	(18,876)
Morgan Stanley & Co., Inc.	USD	4,264	JPY	479,966	5/18/16	5,818
Royal Bank of Canada	USD	4,728	JPY	555,384	5/18/16	212,414
Royal Bank of Scotland PLC	GBP	450	USD	635	5/18/16	(11,415)
Standard Chartered Bank	USD	9,225	JPY	1,056,530	5/18/16	174,492
State Street Bank & Trust Co.	EUR	1,264	USD	1,398	5/18/16	(42,152)
State Street Bank & Trust Co.	GBP	59	USD	84	5/18/16	(1,274)
State Street Bank & Trust Co.	USD	1,986	CHF	1,921	5/18/16	15,852

						$(55,101)

2016 Semi-Annual Report	61

Schedule of Investments (continued)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	$ 15,000	10/23/17	1.658%	CPI#	$ (255,172)
Barclays Bank PLC	10,000	10/23/19	1.873%	CPI#	(278,862)
Barclays Bank PLC	5,000	10/23/26	2.310%	CPI#	(379,925)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	(95,130)
Citibank, NA	7,280	12/14/20	1.548%	CPI#	64,471
Citibank, NA	6,400	10/23/21	2.039%	CPI#	(277,871)
Deutsche Bank AG	3,700	7/15/20	1.265%	CPI#	102,810
Deutsche Bank AG	4,000	9/04/25	1.818%	CPI#	(10,106)
Goldman Sachs International	7,000	10/23/24	2.245%	CPI#	(472,550)

					$ (1,602,335)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$ 3,100	3/01/23	0.904%	SIFMA*	$ 22,117
Citibank, NA	4,650	11/02/23	1.308%	SIFMA*	(86,583)
JPMorgan Chase
Bank, NA	5,500	10/14/22	1.194%	SIFMA*	(85,874)

					$ (150,340)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
S&P 500 Total Return Index	19,200	LIBOR Minus 0.28%	USD 71,771	6/15/16	$2,581,115
Goldman Sachs International
Standard and Poor’s Midcap 400 Index	1,584	LIBOR Plus 0.09%	3,381	4/15/16	(103,826)

					$2,477,289

62	Sanford C. Bernstein Fund, Inc.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $1,787,620 or 0.3% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of these securities amounted to $2,889,760 or 0.55% of net assets.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Non-income producing security.
(f)	One contract relates to 1 share.
(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.7% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2016 Semi-Annual Report	63

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2016 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–63.5%
Long-Term Municipal Bonds–63.5%
Alabama–0.3%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	$1,000	$1,113,390

Arizona–0.7%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/22	2,575	2,965,499

Colorado–1.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,719,583
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)	600	658,974
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 7/15/25	1,100	1,239,887

		5,618,444

District of Columbia–0.5%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	2,100	2,407,104

Florida–2.5%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/18	3,500	3,819,760
Citizens Property Insurance Corp. Series 2012A-1 5.00%, 6/01/21	2,840	3,326,691
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,710	1,811,352
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	1,885	1,905,207
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	170	185,611

		11,048,621

Principal Amount (000)		U.S. $ Value

Idaho–0.1%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014 5.25%, 10/01/20	$570	$570,000

Illinois–1.8%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	475	476,515
State of Illinois Series 2010 5.00%, 1/01/18	160	169,174
Series 2014 5.00%, 5/01/22–5/01/23	4,990	5,572,259
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,914,278

		8,132,226

Michigan–1.4%
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/26	5,055	6,036,176

New Jersey–2.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/21	4,555	4,985,402
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	2,410	2,743,809
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,236,240

		10,965,451

New York–50.3%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22–12/15/23	3,555	4,047,359
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	1,000	1,104,440
Central Islip Union Free School District Series 2013 5.00%, 7/15/19	750	846,750
City of New York NY Series 2010B 5.00%, 8/01/16–8/01/19	5,875	6,107,029
Series 2010H-2 5.00%, 6/01/19	1,220	1,371,195

64	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2014A 5.00%, 8/01/28	$1,285	$1,562,676
Series 2014J 5.00%, 8/01/27	1,085	1,324,069
City of Yonkers NY AGM Series 2015A 5.00%, 3/15/21	2,000	2,330,300
County of Nassau NY Series 2011A 5.00%, 4/01/20	2,050	2,342,187
Series 2014A 5.00%, 4/01/25	4,775	5,800,288
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	822,591
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20(b)	450	449,208
Long Island Power Authority NATL Series 2006A 5.00%, 12/01/19 (Pre-refunded/ETM)	1,335	1,344,492
Metropolitan Transportation Authority Series 2011C 5.00%, 11/15/25	6,505	7,668,159
Series 2012F 5.00%, 11/15/25	1,000	1,202,050
AMBAC Series 2005A 5.50%, 11/15/16	1,730	1,781,831
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	9,840	11,947,537
Series 2016A 5.00%, 11/15/25	1,375	1,763,108
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/20	1,000	1,145,420
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28(c)	1,220	1,222,599
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	500	578,155
Series 2011GG 5.00%, 6/15/26	8,070	9,524,940
Series 2015G 5.00%, 6/15/27	2,885	3,597,537

Principal Amount (000)		U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/18	$4,525	$5,001,754
Series 2010I-2 5.00%, 11/01/19	2,000	2,277,760
Series 2011B 5.00%, 2/01/21	4,110	4,839,566
Series 2012D 5.00%, 11/01/22	1,220	1,488,839
Series 2012S 5.00%, 5/01/19 (Pre-refunded/ETM)	1,000	1,124,930
Series 2014B 5.00%, 11/01/26	4,000	4,930,600
Series 2014C 5.00%, 11/01/17 (Pre-refunded/ETM)	2,360	2,516,067
5.00%, 11/01/17	980	1,046,895
Series 2015C 4.00%, 11/01/17	2,885	3,036,866
5.00%, 11/01/28	2,145	2,642,425
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2007A 5.00%, 4/01/16	1,030	1,030,000
New York State Dormitory Authority (Fordham University) Series 2011B 5.00%, 7/01/41	5,000	5,051,650
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	645	701,070
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/24	3,440	3,883,278
AGM Series 2015 5.00%, 10/01/22	2,725	3,301,365
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/21–3/15/23	8,885	10,684,401
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/18	4,635	5,017,341
Series 2012A 5.00%, 12/15/21–12/15/22	3,965	4,788,774
Series 2014A 5.00%, 2/15/28	2,035	2,467,112
Series 2014C 5.00%, 3/15/29	3,000	3,626,190

2016 Semi-Annual Report	65

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/21	$1,000	$1,187,340
Series 2015A 5.00%, 7/01/18	3,440	3,751,870
New York State Dormitory Authority (State University of New York) Series 2012A 5.00%, 7/01/26	1,965	2,328,073
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 1.196%, 4/01/34(d)	3,225	3,034,709
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,745	2,030,203
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,870,762
Series 2012A 5.00%, 4/01/20	1,975	2,276,464
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,813,064
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,227,290
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/18	3,890	4,199,877
Series 2013C 5.00%, 3/15/20	1,970	2,260,004
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/22	1,755	2,061,950
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/23	2,515	3,024,287
Series 2013-180 5.00%, 6/01/21	2,500	2,973,525
Series 2014 5.00%, 9/01/23–9/01/28	5,615	6,704,184
Series 2015E 5.00%, 10/15/23	1,000	1,203,260

Principal Amount (000)		U.S. $ Value

Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/18–10/15/25	$5,740	$6,939,010
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	435	436,253
Tobacco Settlement Financing Corp./NY (Tobacco Settlement Financing Corp/NY State Lease) Series 2013B 5.00%, 6/01/20	9,650	9,721,217
Triborough Bridge & Tunnel Authority Series 2008C 5.00%, 11/15/16	5,000	5,134,900
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,743,846
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/24	1,500	1,846,050
Series 2016A
5.00%, 6/15/27–12/15/27(e)	8,305	10,534,475

		222,643,416

Pennsylvania–1.1%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.25%, 9/01/23	200	232,134
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 2/01/24	4,000	4,583,720

		4,815,854

Puerto Rico–0.4%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/16	1,945	1,958,693

Washington–0.6%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,675,406

Total Municipal Obligations (cost $268,131,995)		280,950,280

GOVERNMENTS—TREASURIES–2.4%
United States–2.4%
U.S. Treasury Notes 1.625%, 11/30/20(h) (cost $10,500,970)	10,510	10,719,790

66	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–0.6%
Financial Institutions–0.6%
Banking–0.6%
JPMorgan Chase & Co. 1.35%, 2/15/17 (cost $2,644,608)	$2,645	$2,650,819

	Contracts
OPTIONS PURCHASED—CALLS–0.2%
Options on Funds and Investment Trusts–0.1%
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50 (f)(g)	46,500	54,847
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50 (f)(g)	186,700	220,213
iShares MSCI Emerging Markets ETF Expiration: Jun 2016, Exercise Price: $34.50 (f)(g)	187,000	220,566

		495,626

Options on Indices–0.1%
S&P 500 Index Expiration: Jun 2016, Exercise Price: $2,085.00 (f)(g)	10,100	332,210

Total Options Purchased—Calls (premiums paid $692,076)		827,836

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–33.9%
Investment Companies–32.1%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.42%(i)(j) (cost $142,040,950)	142,040,950	$142,040,950

Principal Amount (000)
U.S. Treasury Bills–1.8%
U.S. Treasury Bill Zero Coupon, 4/07/16–7/07/16 (cost $7,997,384)	$8,000	7,997,384

Total Short-Term Investments (cost $150,038,334)		150,038,334

Total Investments—100.6% (cost $432,007,983)		445,187,059

Other assets less liabilities—(0.6)%		(2,807,275)

Net Assets—100.0%		$442,379,784

2016 Semi-Annual Report	67

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Futures	112	June 2016	$3,813,156	$3,735,407	$(77,749)
FTSE 100 Index Futures	37	June 2016	3,219,818	3,248,523	28,705
Mini MSCI EAFE Futures	135	June 2016	10,731,426	10,972,125	240,699
Mini MSCI Emerging Market Futures	345	June 2016	13,773,187	14,384,775	611,588
Russell 2000 Mini Futures	37	June 2016	3,938,152	4,105,520	167,368
S&P 500 E Mini Futures	231	June 2016	22,912,718	23,694,825	782,107
S&P Mid 400 E Mini Futures	11	June 2016	1,516,200	1,585,320	69,120
U.S. T-Note 10 Yr (CBT) Futures	47	June 2016	6,129,535	6,128,359	(1,176)

Sold Contracts
Hang Seng Index Futures	15	April 2016	1,996,358	2,011,673	(15,315)
S&P TSX 60 Index Futures	43	June 2016	5,158,974	5,211,319	(52,345)
SPI 200 Futures	37	June 2016	3,658,671	3,592,093	66,578
TOPIX Index Futures	32	June 2016	3,891,460	3,831,356	60,104

					$1,879,684

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Capital	JPY	211,374	USD	1,875	5/18/16	$(5,015)
BNP Paribas SA	AUD	9,111	USD	6,417	5/18/16	(553,234)
BNP Paribas SA	CAD	6,444	USD	4,710	5/18/16	(252,274)
BNP Paribas SA	GBP	2,519	USD	3,644	5/18/16	25,948
BNP Paribas SA	JPY	404,613	USD	3,570	5/18/16	(29,020)
Citibank, NA	USD	4,136	GBP	2,866	5/18/16	(18,640)
Citibank, NA	USD	3,334	JPY	374,842	5/18/16	860
Credit Suisse International	CAD	5,937	USD	4,474	5/18/16	(97,419)
Credit Suisse International	JPY	409,433	USD	3,596	5/18/16	(46,210)
Credit Suisse International	USD	3,360	AUD	4,663	5/18/16	207,296
Credit Suisse International	USD	9,963	EUR	8,956	5/18/16	241,123
Goldman Sachs Bank USA	GBP	1,335	USD	1,887	5/18/16	(30,456)
JPMorgan Chase Bank	USD	7,181	CAD	9,575	5/18/16	191,759
JPMorgan Chase Bank	USD	620	EUR	550	5/18/16	6,439
Morgan Stanley & Co., Inc.	USD	3,688	JPY	415,151	5/18/16	5,033
Royal Bank of Canada	USD	3,764	JPY	442,160	5/18/16	169,110
Standard Chartered Bank	USD	7,559	JPY	865,755	5/18/16	142,984
State Street Bank & Trust Co.	EUR	1,075	USD	1,189	5/18/16	(35,849)
State Street Bank & Trust Co.	GBP	347	USD	491	5/18/16	(7,443)
State Street Bank & Trust Co.	USD	1,901	CHF	1,839	5/18/16	15,176

						$(69,832)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	$ 10,000	10/23/17	1.658%	CPI#	$ (170,115)
Barclays Bank PLC	6,000	10/23/19	1.873%	CPI#	(167,317)
Barclays Bank PLC	4,000	10/23/26	2.310%	CPI#	(303,940)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	(95,130)
Citibank, NA	5,700	12/14/20	1.548%	CPI#	50,479
Citibank, NA	3,800	10/23/21	2.039%	CPI#	(164,986)
Deutsche Bank AG	2,900	7/15/20	1.265%	CPI#	80,581
Deutsche Bank AG	4,000	9/04/25	1.818%	CPI#	(10,106)
Goldman Sachs International	7,000	10/23/24	2.245%	CPI#	(472,550)

					$ (1,253,084)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

68	Sanford C. Bernstein Fund, Inc.

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$8,500	10/19/22	1.103%	SIFMA*	$(79,775)
Citibank, NA	3,300	11/02/23	1.308%	SIFMA*	(61,446)

					$(141,221)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
S&P 500 Total Return Index	$15,703	LIBOR Minus 0.28%	USD	58,699	6/15/16	$2,110,065
Goldman Sachs International
Standard and Poor’s Midcap 400 Index	1,156	LIBOR Plus 0.09%		2,467	4/15/16	(75,773)
Standard and Poor’s Midcap 400 Index	93	LIBOR Minus 0.22%		186	3/15/17	7,150

						$2,041,442

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the market value of this security amounted to $658,974 or 0.1% of net assets.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of March 31, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20	11/13/14	$ 450,000	$449,208	0.10%

(c)	Variable rate coupon, rate shown as of March 31, 2016.
(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2016 and the aggregate market value of this security amounted to $3,034,709 or 0.69% of net assets.
(e)	When-Issued or delayed delivery security.
(f)	One contract relates to 1 share.
(g)	Non-income producing security.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7- day yield as of period end.
(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of March 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 12.9% and 0.5%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

2016 Semi-Annual Report	69

Schedule of Investments (continued)

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

70	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2016 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$920,504,833	$2,069,179,253	$843,148,706
Affiliated issuers	1,055,088,694	2,038,733,983	339,424,407
Foreign currencies, at value (a)	658,188	1,332,689	6,476,880
Cash	0	71,929	0
Cash collateral due from broker	0	0	1,061,046
Receivables:
Dividends and interest	1,754,818	3,497,162	4,666,442
Foreign withholding tax reclaims	455,831	1,095,035	0
Investment securities sold and foreign currency transactions	334,212	313,633	5,907,968
Capital shares sold	2,525,097	3,333,396	869,003
Margin due from broker on exchange-traded derivatives	1,675,706	4,013,382	558,859
Upfront premium paid on credit default swaps	0	0	18,209
Unrealized appreciation of total return swaps	0	0	5,827,365
Unrealized appreciation of inflation swaps	0	0	40,088
Unrealized appreciation of credit default swaps	0	0	234,034
Unrealized appreciation of forward currency exchange contracts	12,479,118	25,992,949	4,639,169

Total assets	1,995,476,497	4,147,563,411	1,212,872,176

LIABILITIES
Due to custodian	0	0	16,411
Cash collateral due to broker	1,300,000	2,720,000	770,010
Payables:
Investment securities purchased and foreign currency transactions	159,563	333,456	31,116,094
Capital shares redeemed	1,631,138	1,785,205	1,502,534
Management fee	1,164,071	2,428,992	638,530
Shareholder servicing fee	262,676	523,405	116,834
Transfer Agent fee	2,824	7,125	4,685
Margin owed to broker on exchange-traded derivatives	0	0	14,578
Accrued expenses	239,429	278,747	203,980
Unrealized depreciation of forward currency exchange contracts	16,206,478	33,430,642	9,593,520
Unrealized depreciation of inflation swaps	0	0	28,728
Upfront premium received on credit default swaps	0	0	55,590

Total liabilities	20,966,179	41,507,572	44,061,494

NET ASSETS	$1,974,510,318	$4,106,055,839	$1,168,810,682

Cost of investments
Unaffiliated issuers	$756,317,882	$1,676,218,016	$834,174,345
Affiliated issuers	$1,046,790,378	$2,002,717,516	$345,140,693
NET ASSETS CONSIST OF:
Capital stock, at par	$173,686	$339,323	$113,704
Additional paid-in capital	1,912,505,066	3,821,474,659	1,179,847,129
Undistributed net investment income	4,436,905	10,308,439	7,132,219
Accumulated net realized loss on investment and foreign currency transactions	(116,206,870)	(156,750,182)	(26,693,352)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	177,324,374	438,122,130	13,269,239
Foreign currency denominated assets and liabilities	(3,722,843)	(7,438,530)	(4,858,257)

	$1,974,510,318	$4,106,055,839	$1,168,810,682

(a) Cost: $646,551, $1,309,180 and $6,426,755, respectively. (Note 1)

See Notes to Financial Statements.

2016 Semi-Annual Report	71

Statement of Assets and Liabilities—March 31, 2016 (Unaudited) (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,582,969,046	$3,152,337,452	$933,222,582
Shares of capital stock outstanding	139,286,679	260,635,968	90,815,951

Net asset value, offering and redemption price per share	$11.36	$12.09	$10.28

Class 2 Shares
Net Assets	$391,541,272	$953,718,387	$235,588,100
Shares of capital stock outstanding	34,399,239	78,687,073	22,887,860

Net asset value, offering and redemption price per share	$11.38	$12.12	$10.29

See Notes to Financial Statements.

72	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,333,792,175	$374,538,887	$303,146,109
Affiliated issuers	509,661,697	146,045,306	142,040,950
Cash collateral due from broker	0	4,502,190	3,957,117
Receivables:
Dividends and interest	15,260,132	4,339,559	3,444,425
Investment securities sold and foreign currency transactions	5,558,673	1,706,526	0
Capital shares sold	1,883,908	744,120	550,380
Unrealized appreciation of interest rate swaps	74,911	22,117	0
Unrealized appreciation of total return swaps	9,051,593	2,581,115	2,117,215
Unrealized appreciation of inflation swaps	583,211	167,281	131,060
Unrealized appreciation of forward currency exchange contracts	4,612,525	1,265,999	1,005,728

Total assets	1,880,478,825	535,913,100	456,392,984

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	21,374,442	1,278,080	10,474,560
Capital shares redeemed	2,947,695	492,147	213,536
Management fee	1,008,413	287,690	240,314
Margin owed to broker on exchange-traded derivatives	857,753	241,537	181,178
Shareholder servicing fee	158,383	43,078	45,305
Transfer Agent fee	3,970	1,404	1,409
Terminated interest rate swaps	291,136	77,636	58,227
Accrued expenses	180,693	140,941	121,973
Unrealized depreciation of interest rate swaps	598,775	172,457	141,221
Unrealized depreciation of forward currency exchange contracts	4,446,506	1,321,100	1,075,560
Unrealized depreciation of inflation swaps	6,135,557	1,769,616	1,384,144
Unrealized depreciation of total return swaps	346,482	103,826	75,773

Total liabilities	38,349,805	5,929,512	14,013,200

NET ASSETS	$1,842,129,020	$529,983,588	$442,379,784

Cost of investments
Unaffiliated issuers	$1,268,572,888	$357,862,155	$289,967,033
Affiliated issuers	$509,661,697	$146,045,306	$142,040,950

NET ASSETS CONSIST OF:
Capital stock, at par	$169,049	$48,963	$41,040
Additional paid-in capital	1,773,086,026	515,268,026	429,697,891
Undistributed net investment income	10,672,946	1,062,180	1,069,032
Accumulated net realized loss on investment and foreign currency transactions	(17,683,914)	(5,928,532)	(4,064,244)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	75,718,894	19,588,052	15,705,897
Foreign currency denominated assets and liabilities	166,019	(55,101)	(69,832)

	$1,842,129,020	$529,983,588	$442,379,784

See Notes to Financial Statements.

2016 Semi-Annual Report	73

Statement of Assets and Liabilities—March 31, 2016 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,259,056,410	$344,049,379	$359,087,902
Shares of capital stock outstanding	115,576,860	31,791,771	33,321,309

Net asset value, offering and redemption price per share	$10.89	$10.82	$10.78

Class 2 Shares
Net Assets	$583,072,610	$185,934,209	$83,291,882
Shares of capital stock outstanding	53,471,774	17,171,172	7,718,489

Net asset value, offering and redemption price per share	$10.90	$10.83	$10.79

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the six months ended March 31, 2016 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$3,302	$1,080	$7,913,888
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $194,827, $408,652 and $0, respectively)	10,180,659	22,813,868	1,005,736
Affiliated issuers	4,792,591	9,014,155	1,483,923

Total income	14,976,552	31,829,103	10,403,547

Expenses:
Management fee (see Note 2A)	8,654,368	18,243,765	3,708,074
Shareholder servicing fee (see Note 2B)	1,557,941	3,109,364	683,213
Custodian fee	194,010	240,844	167,600
Transfer Agent fee—Class 1	32,357	47,390	32,833
Transfer Agent fee—Class 2	7,592	14,400	8,292
Auditing and tax fees	55,627	52,257	55,585
Directors’ fees and expenses	55,146	116,178	32,063
Legal fees	28,420	58,400	15,371
Registration fees	25,254	30,830	21,217
Printing fees	11,148	15,669	10,808
Miscellaneous	115,664	192,976	56,669

Total expenses	10,737,527	22,122,073	4,791,725
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(356,149)	(740,832)	0

Net investment income	4,595,174	10,447,862	5,611,822

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (a)	(28,352,752)	28,319,261	(4,694,205)
Affiliated Underlying Portfolios	(44,771,240)	(91,224,487)	(8,716,116)
Futures	(43,336,714)	(94,632,274)	(12,920,017)
Options written	(415,488)	(874,890)	21,206
Swaptions written	0	0	32,175
Swaps	0	0	1,412,884
Foreign currency transactions	5,226,048	10,909,446	3,261,117

Net realized loss on investment and foreign currency transactions	(111,650,146)	(147,502,944)	(21,602,956)

Net change in unrealized appreciation/depreciation of:
Investments (b)	69,427,638	71,699,537	24,886,801
Affiliated Underlying Portfolios	53,425,441	106,893,183	5,920,208
Futures	3,966,130	222,941	6,958,257
Swaptions written	0	0	2,807
Swaps	0	0	8,356,851
Foreign currency denominated assets and liabilities	(5,843,555)	(11,716,174)	(6,967,266)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	120,975,654	167,099,487	39,157,658

Net realized and unrealized gain on investment and foreign currency transactions	9,325,508	19,596,543	17,554,702

Contributions from Affiliates (see Note 2A)	0	71,965	0

Net increase in net assets resulting from operations	$13,920,682	$30,116,370	$23,166,524

(a) Net of foreign capital gains taxes of $42,576, $44,416 and $8,380, respectively.

(b) Net of decrease in accrued foreign capital gains taxes of $93,500, $187,273 and $0, respectively.

See Notes to Financial Statements.

2016 Semi-Annual Report	75

Statement of Operations—for the six months ended March 31, 2016 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$16,264,315	$4,349,631	$3,693,364
Dividends
Unaffiliated issuers	1,501,006	421,399	347,949
Affiliated issuers	460,396	125,521	125,294

Total income	18,225,717	4,896,551	4,166,607

Expenses:
Management fee (see Note 2A)	5,871,620	1,670,161	1,371,318
Shareholder servicing fee (see Note 2B)	930,057	252,605	262,556
Custodian fee	107,931	68,058	62,181
Transfer Agent fee—Class 1	23,650	7,165	9,171
Transfer Agent fee—Class 2	10,807	3,768	1,883
Directors’ fees and expenses	49,839	14,344	11,428
Auditing and tax fees	49,490	49,470	49,470
Registration fees	28,990	15,299	15,289
Legal fees	25,137	7,609	6,282
Printing fees	8,996	2,844	3,331
Miscellaneous	71,813	42,505	30,542

Total expenses	7,178,330	2,133,828	1,823,451

Net investment income	11,047,387	2,762,723	2,343,156

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	608,960	(2,048,938)	(242,021)
Futures	(14,686,022)	(4,057,242)	(3,220,727)
Options written	(149,898)	(42,762)	(35,082)
Swaps	4,608,688	1,455,385	1,130,357
Foreign currency transactions	992,480	385,936	332,730

Net realized loss on investment and foreign currency transactions	(8,625,792)	(4,307,621)	(2,034,743)

Net change in unrealized appreciation/depreciation of:
Investments	18,215,137	6,581,942	4,572,745
Futures	6,912,121	1,968,632	1,657,922
Swaps	13,621,181	3,921,759	3,120,766
Foreign currency denominated assets and liabilities	(353,666)	(154,585)	(148,954)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	38,394,773	12,317,748	9,202,479

Net realized and unrealized gain on investment and foreign currency transactions	29,768,981	8,010,127	7,167,736

Net increase in net assets resulting from operations	$40,816,368	$10,772,850	$9,510,892

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$4,595,174	$6,984,265	$10,447,862	$16,403,368
Net realized gain (loss) on investment and foreign currency transactions	(111,650,146)	80,248,737	(147,502,944)	160,795,381
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	120,975,654	(139,708,725)	167,099,487	(277,751,154)
Contributions from Affiliates (see Note 2A)	0	0	71,965	0

Net increase (decrease) in net assets resulting from operations	13,920,682	(52,475,723)	30,116,370	(100,552,405)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(8,740,112)	(25,094,068)	(15,564,977)	(25,653,629)
Distributions from net realized gain on investment transactions (a)	(76,454,063)	(79,040,487)	(154,691,263)	(198,699,775)

Total dividends and distributions to shareholders	(85,194,175)	(104,134,555)	(170,256,240)	(224,353,404)

Capital-share transactions
Net proceeds from sales of shares	174,401,259	302,218,603	292,861,478	626,042,646
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	84,221,324	101,474,955	164,271,972	215,618,009

Total proceeds from shares sold	258,622,583	403,693,558	457,133,450	841,660,655
Cost of shares redeemed	(94,010,219)	(246,644,806)	(189,088,438)	(451,764,234)

Net increase in net assets from capital-share transactions	164,612,364	157,048,752	268,045,012	389,896,421

Net increase in net assets	93,338,871	438,474	127,905,142	64,990,612

NET ASSETS:
Beginning of period	1,881,171,447	1,880,732,973	3,978,150,697	3,913,160,085

End of period (b)	$1,974,510,318	$1,881,171,447	$4,106,055,839	$3,978,150,697

(b) Includes undistributed net investment income of:	$4,436,905	$8,581,843	$10,308,439	$15,425,554

(a) See page 80 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2016 Semi-Annual Report	77

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$5,611,822	$9,704,940	$11,047,387	$23,729,736
Net realized gain (loss) on investment and foreign currency transactions	(21,602,956)	7,375,187	(8,625,792)	(7,027,361)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	39,157,658	(32,536,952)	38,394,773	(28,772,211)

Net increase (decrease) in net assets resulting from operations	23,166,524	(15,456,825)	40,816,368	(12,069,836)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	0	(28,880,753)	(24,024,139)	(14,445,162)
Distributions from net realized gain on investment transactions (a)	(16,365,405)	(19,595,757)	(3,054,395)	(20,891,047)

Total dividends and distributions to shareholders	(16,365,405)	(48,476,510)	(27,078,534)	(35,336,209)

Capital-share transactions
Net proceeds from sales of shares	123,755,521	255,708,720	167,999,124	263,280,624
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	16,278,045	43,900,596	21,966,688	31,928,110

Total proceeds from shares sold	140,033,566	299,609,316	189,965,812	295,208,734
Cost of shares redeemed	(105,827,561)	(226,923,726)	(124,873,480)	(289,757,904)

Net increase in net assets from capital-share transactions	34,206,005	72,685,590	65,092,332	5,450,830

Net increase (decrease) in net assets	41,007,124	8,752,255	78,830,166	(41,955,215)

NET ASSETS:
Beginning of period	1,127,803,558	1,119,051,303	1,763,298,854	1,805,254,069

End of period (b)	$1,168,810,682	$1,127,803,558	$1,842,129,020	$1,763,298,854

(b) Includes undistributed net investment income of:	$7,132,219	$1,520,397	$10,672,946	$23,649,698

(a) See page 80 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$2,762,723	$5,959,548	$2,343,156	$5,016,208
Net realized loss on investment and foreign currency transactions	(4,307,621)	(16,310)	(2,034,743)	(1,174,375)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	12,317,748	(9,544,494)	9,202,479	(6,948,884)

Net increase (decrease) in net assets resulting from operations	10,772,850	(3,601,256)	9,510,892	(3,107,051)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(7,410,180)	(3,072,687)	(6,175,099)	(2,983,073)
Distributions from net realized gain on investment transactions (a)	(2,164,205)	(6,717,788)	(1,140,321)	(5,101,878)

Total dividends and distributions to shareholders	(9,574,385)	(9,790,475)	(7,315,420)	(8,084,951)

Capital-share transactions
Net proceeds from sales of shares	51,938,945	63,326,329	51,281,253	65,419,703
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	8,100,611	9,125,976	6,147,013	7,453,875

Total proceeds from shares sold	60,039,556	72,452,305	57,428,266	72,873,578
Cost of shares redeemed	(36,705,632)	(59,566,456)	(21,271,240)	(56,388,659)

Net increase in net assets from capital-share transactions	23,333,924	12,885,849	36,157,026	16,484,919

Net increase (decrease) in net assets	24,532,389	(505,882)	38,352,498	5,292,917

NET ASSETS:
Beginning of period	505,451,199	505,957,081	404,027,286	398,734,369

End of period (b)	$529,983,588	$505,451,199	$442,379,784	$404,027,286

(b) Includes undistributed net investment income of:	$1,062,180	$5,709,637	$1,069,032	$4,900,975

(a) See page 80 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2016 Semi-Annual Report	79

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(6,476,175)	$(19,710,005)	$(10,814,969)	$(18,117,057)
Class 2	(2,263,937)	(5,384,063)	(4,750,008)	(7,536,572)

.	$(8,740,112)	$(25,094,068)	$(15,564,977)	$(25,653,629)

Distributions from net realized gain on investment transactions
Class 1	$(61,956,276)	$(63,464,529)	$(118,640,494)	$(153,220,462)
Class 2	(14,497,787)	(15,575,958)	(36,050,769)	(45,479,313)

.	$(76,454,063)	$(79,040,487)	$(154,691,263)	$(198,699,775)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$0	$(24,144,624)	$(15,806,299)	$(9,608,983)
Class 2	0	(4,736,129)	(8,217,840)	(4,836,179)

.	$0	$(28,880,753)	$(24,024,139)	$(14,445,162)

Distributions from net realized gain on investment transactions
Class 1	$(13,122,695)	$(16,489,615)	$(2,101,453)	$(14,500,041)
Class 2	(3,242,710)	(3,106,142)	(952,942)	(6,391,006)

.	$(16,365,405)	$(19,595,757)	$(3,054,395)	$(20,891,047)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(4,659,106)	$(1,858,725)	$(5,049,589)	$(2,497,170)
Class 2	(2,751,074)	(1,213,962)	(1,125,510)	(485,903)

.	$(7,410,180)	$(3,072,687)	$(6,175,099)	$(2,983,073)

Distributions from net realized gain on investment transactions
Class 1	$(1,423,531)	$(4,339,974)	$(952,208)	$(4,362,415)
Class 2	(740,674)	(2,377,814)	(188,113)	(739,463)

.	$(2,164,205)	$(6,717,788)	$(1,140,321)	$(5,101,878)

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$11.80		$12.88	$11.91	$10.37	$10.94	$10.87

Income from investment operations:
Investment income, net†	0.03	(a)	0.04	0.09	0.07	0.05	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05		(0.43)	1.05	1.55	0.36	0.25
Contributions from Affiliates	0		0	0	0.00 (b)	0	0

Total from investment operations	0.08		(0.39)	1.14	1.62	0.41	0.28

Less dividends and distributions:
Dividends from net investment income	(0.05)		(0.16)	(0.17)	(0.08)	(0.11)	(0.05)
Distributions from net realized gain on investment transactions	(0.47)		(0.53)	0	0	(0.87)	(0.16)

Total dividends and distributions	(0.52)		(0.69)	(0.17)	(0.08)	(0.98)	(0.21)

Net asset value, end of period	$11.36		$11.80	$12.88	$11.91	$10.37	$10.94

Total return^ (c)	0.63%		(3.02)%	9.58%	15.69%	4.08%	2.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,582,969		$1,536,828	$1,513,474	$1,358,991	$1,218,127	$1,178,056
Average net assets (000 omitted)	$1,557,941		$1,598,329	$1,462,653	$1,276,696	$1,215,244	$1,029,460
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	1.12%	*	1.15% +	1.15%	1.15%	1.16%	1.17%
Expenses, before waivers/reimbursements (d)	1.15%	*	1.15% +	1.15%	1.15%	1.16%	1.17%
Net investment income	0.44%	* (a)	0.31% +	0.68%	0.65%	0.47%	0.29%
Portfolio turnover rate	56%		91%	104%	165%	99%	70%

See Footnote Summary on page 93.

See Notes to Financial Statements.

2016 Semi-Annual Report	81

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$11.83		$12.90	$11.94	$10.39	$10.96	$10.88

Income from investment operations:
Investment income, net†	0.04	(a)	0.06	0.11	0.10	0.07	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05		(0.42)	1.05	1.55	0.36	0.24
Contributions from Affiliates	0		0	0	0.00 (b)	0	0

Total from investment operations	0.09		(0.36)	1.16	1.65	0.43	0.30

Less dividends and distributions:
Dividends from net investment income	(0.07)		(0.18)	(0.20)	(0.10)	(0.13)	(0.06)
Distributions from net realized gain on investment transactions	(0.47)		(0.53)	0	0	(0.87)	(0.16)

Total dividends and distributions	(0.54)		(0.71)	(0.20)	(0.10)	(1.00)	(0.22)

Net asset value, end of period	$11.38		$11.83	$12.90	$11.94	$10.39	$10.96

Total return^ (c)	0.75%		(2.78)%	9.82%	15.99%	4.26%	2.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$391,541		$344,343	$367,259	$313,421	$238,054	$215,163
Average net assets (000 omitted)	$365,252		$390,069	$352,881	$259,853	$238,644	$168,369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	0.92%	*	0.95% +	0.95%	0.95%	0.96%	0.97%
Expenses, before waivers/reimbursements (d)	0.96%	*	0.95% +	0.95%	0.95%	0.96%	0.97%
Net investment income	0.65%	* (a)	0.51% +	0.88%	0.86%	0.66%	0.51%
Portfolio turnover rate	56%		91%	104%	165%	99%	70%

See Footnote Summary on page 93.

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.52		$13.64	$12.40	$10.57	$10.75	$10.74

Income from investment operations:
Investment income, net†	0.03	(a)	0.05	0.08	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06		(0.41)	1.24	1.82	0.21	0.12
Contributions from Affiliates	0.00	(b)	0	0	0.00 (b)	0	0.00 (b)

Total from investment operations	0.09		(0.36)	1.32	1.87	0.25	0.15

Less dividends and distributions:
Dividends from net investment income	(0.04)		(0.08)	(0.08)	(0.04)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.48)		(0.68)	0	0	(0.41)	(0.14)

Total dividends and distributions	(0.52)		(0.76)	(0.08)	(0.04)	(0.43)	(0.14)

Net asset value, end of period	$12.09		$12.52	$13.64	$12.40	$10.57	$10.75

Total return^ (c)	0.71%		(2.60)%	10.63%	17.74%	2.38%	1.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,152,338		$3,057,052	$3,003,685	$2,609,140	$2,183,824	$2,039,576
Average net assets (000 omitted)	$3,109,364		$3,177,411	$2,867,927	$2,355,106	$2,171,291	$1,888,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	1.10%	*	1.13% +	1.13%	1.13%	1.14%	1.14%
Expenses, before waivers/reimbursements (d)	1.14%	*	1.13% +	1.13%	1.13%	1.14%	1.14%
Net investment income	0.47%	* (a)	0.35% +	0.58%	0.48%	0.42%	0.24%
Portfolio turnover rate	58%		91%	102%	150%	86%	71%

See Footnote Summary on page 93.

See Notes to Financial Statements.

2016 Semi-Annual Report	83

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$12.55		$13.68	$12.43	$10.60	$10.78	$10.76

Income from investment operations:
Investment income, net†	0.04	(a)	0.07	0.10	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07		(0.40)	1.25	1.81	0.20	0.12
Contributions from Affiliates	0.00	(b)	0	0	0.00 (b)	0	0.00 (b)

Total from investment operations	0.11		(0.33)	1.35	1.89	0.27	0.17

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.12)	(0.10)	(0.06)	(0.04)	(0.01)
Distributions from net realized gain on investment transactions	(0.48)		(0.68)	0	0	(0.41)	(0.14)

Total dividends and distributions	(0.54)		(0.80)	(0.10)	(0.06)	(0.45)	(0.15)

Net asset value, end of period	$12.12		$12.55	$13.68	$12.43	$10.60	$10.78

Total return^ (c)	0.78%		(2.42)%	10.88%	17.94%	2.57%	1.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$953,718		$921,095	$909,475	$792,791	$648,996	$607,676
Average net assets (000 omitted)	$944,806		$949,274	$861,528	$701,320	$653,109	$531,588
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	0.90%	*	0.93% +	0.93%	0.93%	0.94%	0.95%
Expenses, before waivers/reimbursements (d)	0.94%	*	0.93% +	0.93%	0.93%	0.94%	0.95%
Net investment income	0.67%	* (a)	0.55% +	0.78%	0.68%	0.62%	0.45%
Portfolio turnover rate	58%		91%	102%	150%	86%	71%

See Footnote Summary on page 93.

See Notes to Financial Statements.

84	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$10.22		$10.84	$11.13	$10.98	$10.75	$10.83

Income from investment operations:
Investment income, net†	0.05		0.09	0.09	0.06	0.07	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16		(0.22)	0.57	0.41	0.50	0.17
Contributions from Affiliates	0		0	0	0.00 (b)	0	0

Total from investment operations	0.21		(0.13)	0.66	0.47	0.57	0.28

Less dividends and distributions:
Dividends from net investment income	0		(0.29)	(0.30)	(0.14)	(0.25)	(0.08)
Distributions from net realized gain on investment transactions	(0.15)		(0.20)	(0.65)	(0.18)	(0.09)	(0.28)

Total dividends and distributions	(0.15)		(0.49)	(0.95)	(0.32)	(0.34)	(0.36)

Net asset value, end of period	$10.28		$10.22	$10.84	$11.13	$10.98	$10.75

Total return^ (c)	1.96%		(1.20)%	6.37%	4.40%	5.39%	2.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$933,223		$900,438	$918,955	$845,566	$861,886	$780,228
Average net assets (000 omitted)	$910,950		$911,500	$880,703	$859,978	$841,055	$711,857
Ratio to average net assets of:
Expenses	0.87%	*	0.87% +	0.86%	0.86%	0.87%	0.87%
Net investment income	0.95%	*	0.84% +	0.83%	0.53%	0.68%	1.02%
Portfolio turnover rate	58%		226%	93%	138%	111%	98%
See Footnote Summary on page 93.

See Notes to Financial Statements.

2016 Semi-Annual Report	85

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$10.23		$10.85	$11.13	$10.99	$10.76	$10.83

Income from investment operations:
Investment income, net†	0.06		0.11	0.10	0.07	0.09	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.15		(0.23)	0.59	0.41	0.49	0.17
Contributions from Affiliates	0		0	0	0.00 (b)	0	0

Total from investment operations	0.21		(0.12)	0.69	0.48	0.58	0.30

Less dividends and distributions:
Dividends from net investment income	0		(0.30)	(0.32)	(0.16)	(0.26)	(0.09)
Distributions from net realized gain on investment transactions	(0.15)		(0.20)	(0.65)	(0.18)	(0.09)	(0.28)

Total dividends and distributions	(0.15)		(0.50)	(0.97)	(0.34)	(0.35)	(0.37)

Net asset value, end of period	$10.29		$10.23	$10.85	$11.13	$10.99	$10.76

Total return^ (c)	1.96%		(1.08)%	6.64%	4.55%	5.53%	2.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$235,588		$227,368	$200,096	$187,416	$201,385	$145,789
Average net assets (000 omitted)	$229,995		$199,315	$195,463	$184,611	$178,148	$127,585
Ratio to average net assets of:
Expenses	0.72%	*	0.72% +	0.71%	0.71%	0.72%	0.73%
Net investment income	1.10%	*	1.03% +	0.98%	0.67%	0.82%	1.18%
Portfolio turnover rate	58%		226%	93%	138%	111%	98%

See Footnote Summary on page 93.

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$10.81	$11.11	$11.37	$11.01	$10.55	$10.62

Income from investment operations:
Investment income, net†	0.06	0.14	0.13	0.12	0.10	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.18	(0.22)	0.55	0.42	0.49	0.20

Total from investment operations	0.24	(0.08)	0.68	0.54	0.59	0.28

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.09)	(0.19)	(0.11)	(0.08)	(0.03)
Distributions from net realized gain on investment transactions	(0.02)	(0.13)	(0.75)	(0.07)	(0.05)	(0.32)

Total dividends and distributions	(0.16)	(0.22)	(0.94)	(0.18)	(0.13)	(0.35)

Net asset value, end of period	$10.89	$10.81	$11.11	$11.37	$11.01	$10.55

Total return^ (c)	2.21%	(0.69)%	6.24%	4.96%	5.60%	2.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,259,056	$1,216,063	$1,239,990	$1,147,060	$1,143,322	$1,033,989
Average net assets (000 omitted)	$1,240,077	$1,234,170	$1,197,761	$1,138,909	$1,117,359	$878,207
Ratio to average net assets of:
Expenses	0.84% *	0.84% +	0.84%	0.84%	0.84%	0.86%
Net investment income	1.18% *	1.29% +	1.14%	1.07%	0.91%	0.71%
Portfolio turnover rate	24%	39%	21%	67%	21%	15%

See Footnote Summary on page 93.

See Notes to Financial Statements.

2016 Semi-Annual Report	87

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$10.83	$11.13	$11.40	$11.03	$10.57	$10.63

Income from investment operations:
Investment income, net†	0.07	0.16	0.14	0.14	0.12	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.18	(0.22)	0.55	0.42	0.48	0.20

Total from investment operations	0.25	(0.06)	0.69	0.56	0.60	0.29

Less dividends and distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.21)	(0.12)	(0.09)	(0.03)
Distributions from net realized gain on investment transactions	(0.02)	(0.13)	(0.75)	(0.07)	(0.05)	(0.32)

Total dividends and distributions	(0.18)	(0.24)	(0.96)	(0.19)	(0.14)	(0.35)

Net asset value, end of period	$10.90	$10.83	$11.13	$11.40	$11.03	$10.57

Total return^ (c)	2.31%	(0.58)%	6.35%	5.17%	5.73%	2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$583,073	$547,236	$565,264	$503,579	$568,815	$526,880
Average net assets (000 omitted)	$566,576	$546,048	$525,543	$520,827	$558,652	$443,050
Ratio to average net assets of:
Expenses	0.69% *	0.69% +	0.69%	0.69%	0.69%	0.71%
Net investment income	1.33% *	1.44% +	1.30%	1.22%	1.06%	0.86%
Portfolio turnover rate	24%	39%	21%	67%	21%	15%

See Footnote Summary on page 93.

See Notes to Financial Statements.

88	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$10.80	$11.09	$11.33	$10.98	$10.50	$10.66

Income from investment operations:
Investment income, net†	0.06	0.12	0.09	0.09	0.09	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16	(0.20)	0.58	0.41	0.50	0.15

Total from investment operations	0.22	(0.08)	0.67	0.50	0.59	0.22

Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.06)	(0.15)	(0.09)	(0.07)	(0.02)
Distributions from net realized gain on investment transactions	(0.05)	(0.15)	(0.76)	(0.06)	(0.04)	(0.36)

Total dividends and distributions	(0.20)	(0.21)	(0.91)	(0.15)	(0.11)	(0.38)

Net asset value, end of period	$10.82	$10.80	$11.09	$11.33	$10.98	$10.50

Total return^ (c)	2.05%	(0.72)%	6.25%	4.65%	5.67%	2.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$344,050	$331,496	$328,626	$291,548	$272,315	$243,235
Average net assets (000 omitted)	$336,807	$335,669	$312,283	$283,838	$262,729	$219,646
Ratio to average net assets of:
Expenses	0.88% +	0.88% +	0.88%	0.88%	0.89%	0.89%
Net investment income	1.02% +	1.10% +	0.83%	0.81%	0.83%	0.62%
Portfolio turnover rate	22%	42%	29%	82%	19%	13%

See Footnote Summary on page 93.

See Notes to Financial Statements.

2016 Semi-Annual Report	89

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$10.82	$11.11	$11.35	$10.99	$10.51	$10.67

Income from investment operations:
Investment income, net†	0.06	0.14	0.11	0.11	0.11	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.17	(0.21)	0.58	0.42	0.50	0.15

Total from investment operations	0.23	(0.07)	0.69	0.53	0.61	0.23

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.07)	(0.17)	(0.11)	(0.09)	(0.03)
Distributions from net realized gain on investment transactions	(0.05)	(0.15)	(0.76)	(0.06)	(0.04)	(0.36)

Total dividends and distributions	(0.22)	(0.22)	(0.93)	(0.17)	(0.13)	(0.39)

Net asset value, end of period	$10.83	$10.82	$11.11	$11.35	$10.99	$10.51

Total return^ (c)	2.15%	(0.61)%	6.44%	4.86%	5.81%	2.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$185,934	$173,955	$177,331	$186,108	$160,947	$151,838
Average net assets (000 omitted)	$177,089	$180,717	$186,833	$174,348	$162,199	$100,484
Ratio to average net assets of:
Expenses	0.73% +	0.73% +	0.73%	0.73%	0.74%	0.74%
Net investment income	1.17% +	1.25% +	0.97%	0.95%	0.98%	0.79%
Portfolio turnover rate	22%	42%	29%	82%	19%	13%

See Footnote Summary on page 93.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$10.72		$11.03	$11.25	$10.91	$10.47	$10.63

Income from investment operations:
Investment income, net†	0.06		0.13	0.11	0.09	0.08	0.06 (a)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.19		(0.22)	0.58	0.41	0.48	0.17

Total from investment operations	0.25		(0.09)	0.69	0.50	0.56	0.23

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.08)	(0.16)	(0.08)	(0.07)	(0.02)
Distributions from net realized gain on investment transactions	(0.03)		(0.14)	(0.75)	(0.08)	(0.05)	(0.37)

Total dividends and distributions	(0.19)		(0.22)	(0.91)	(0.16)	(0.12)	(0.39)

Net asset value, end of period	$10.78		$10.72	$11.03	$11.25	$10.91	$10.47

Total return^ (c)	2.22%		(0.77)%	6.51%	4.67%	5.37%	2.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$359,088		$340,002	$337,663	$311,105	$314,941	$290,436
Average net assets (000 omitted)	$350,075		$343,951	$323,433	$308,859	$309,928	$250,755
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.89%	*	0.89% +	0.90%	0.89%	0.89%	0.90%
Expenses, before waivers/reimbursement	0.89%	*	0.89% +	0.90%	0.89%	0.89%	0.91%
Net investment income	1.08%	*	1.22% +	1.03%	0.85%	0.75%	0.59% (a)
Portfolio turnover rate	27%		41%	31%	72%	29%	14%

See Footnote Summary on page 93.

See Notes to Financial Statements.

2016 Semi-Annual Report	91

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/16 (UNAUDITED)		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Net asset value, beginning of period	$10.75		$11.05	$11.28	$10.93	$10.49	$10.64

Income from investment operations:
Investment income, net†	0.07		0.15	0.13	0.11	0.10	0.08 (a)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.18		(0.21)	0.57	0.42	0.47	0.17

Total from investment operations	0.25		(0.06)	0.70	0.53	0.57	0.25

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.10)	(0.18)	(0.10)	(0.08)	(0.03)
Distributions from net realized gain on investment transactions	(0.03)		(0.14)	(0.75)	(0.08)	(0.05)	(0.37)

Total dividends and distributions	(0.21)		(0.24)	(0.93)	(0.18)	(0.13)	(0.40)

Net asset value, end of period	$10.79		$10.75	$11.05	$11.28	$10.93	$10.49

Total return^ (c)	2.31%		(0.57)%	6.62%	4.87%	5.50%	2.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$83,292		$64,025	$61,071	$56,146	$61,587	$47,730
Average net assets (000 omitted)	$71,869		$60,880	$60,453	$58,420	$57,931	$41,437
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.74%	*	0.74% +	0.75%	0.74%	0.74%	0.75%
Expenses, before waivers/reimbursement	0.74%	*	0.74% +	0.75%	0.74%	0.74%	0.76%
Net investment income	1.24%	*	1.37% +	1.17%	1.00%	0.90%	0.73% (a)
Portfolio turnover rate	27%		41%	31%	72%	29%	14%

See Footnote Summary on page 93.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
+	The ratio includes expenses attributable to costs of proxy solicitation.
*	Annualized.
(a)	Net of fees waived/reimbursed by the Adviser.
(b)	Amount is less than $0.005.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The expense ratios presented below exclude interest expense:

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11
Overlay A Portfolio
Class 1
Expenses	N/A	N/A	1.15%	N/A	N/A	N/A
Class 2
Expenses	N/A	N/A	.95%	N/A	N/A	N/A
Tax-Aware Overlay A Portfolio
Class 1
Expenses	N/A	N/A	1.13%	N/A	N/A	N/A
Class 2
Expenses	N/A	N/A	.93%	N/A	N/A	N/A

See Notes to Financial Statements.

2016 Semi-Annual Report	93

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class*
Short Duration California Municipal	Short Duration California Municipal Class*
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B and Class C
California Municipal	Municipal Class*, Class A, Class B and Class C
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class*
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. Effective January 15, 2016, International, Tax-Managed International and Emerging Markets Portfolios commenced offering of Class Z Shares. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

94	Sanford C. Bernstein Fund, Inc.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2016 Semi-Annual Report	95

Notes to Financial Statements (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2016:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$225,514,188	$0	$0	$225,514,188
Consumer Discretionary	129,757,093	0	0	129,757,093

96	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Financials	$127,397,131	$0	$20,512	$127,417,643
Health Care	116,198,601	0	0	116,198,601
Consumer Staples	100,116,312	0	0	100,116,312
Industrials	76,535,183	0	0	76,535,183
Materials	42,098,823	0	0	42,098,823
Energy	39,274,019	0	0	39,274,019
Utilities	34,694,073	0	0	34,694,073
Telecommunication Services	15,124,445	0	0	15,124,445
Investment Companies	447,513,227	0	0	447,513,227
Options Purchased—Calls	0	9,774,590	0	9,774,590
Short-Term Investments:
Investment Companies	607,575,467	0	0	607,575,467
U.S. Treasury Bills	0	3,999,863	0	3,999,863
Total Investments in Securities	1,961,798,562	13,774,453	20,512	1,975,593,527
Other Financial Instruments(a):
Assets:
Futures	6,838,771	0	0	6,838,771	(b)
Forward Currency Exchange Contracts	0	12,479,118	0	12,479,118
Liabilities:
Futures	(1,999,664)	0	0	(1,999,664	)(b)
Forward Currency Exchange Contracts	0	(16,206,478)	0	(16,206,478)
Total(c)	$1,966,637,669	$10,047,093	$20,512	$1,976,705,274

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$508,066,075	$0	$0	$508,066,075
Consumer Discretionary	295,314,908	0	0	295,314,908
Financials	289,299,726	0	42,432	289,342,158
Health Care	259,926,147	0	0	259,926,147
Consumer Staples	223,267,405	25	0	223,267,430
Industrials	172,859,595	0	0	172,859,595
Materials	94,356,189	0	0	94,356,189
Energy	89,336,654	0	0	89,336,654
Utilities	80,563,447	0	0	80,563,447
Telecommunication Services	34,252,001	0	0	34,252,001
Investment Companies	882,407,332	0	0	882,407,332
Options Purchased—Calls	0	20,395,244	0	20,395,244
Short-Term Investments:
Investment Companies	1,156,326,651	0	0	1,156,326,651
U.S. Treasury Bills	0	1,499,405	0	1,499,405
Total Investments in Securities	4,085,976,130	21,894,674	42,432	4,107,913,236

2016 Semi-Annual Report	97

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments(a):
Assets:
Futures	$11,399,054	$0	$0	$11,399,054	(b)
Forward Currency Exchange Contracts	0	25,992,949	0	25,992,949
Liabilities:
Futures	(2,254,628)	0	0	(2,254,628	)(b)
Forward Currency Exchange Contracts	0	(33,430,642)	0	(33,430,642)
Total(d)	$4,095,120,556	$14,456,981	$42,432	$4,109,619,969

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$265,248,875	$0	$265,248,875
Corporates—Investment Grade	0	158,874,012	0	158,874,012
Inflation-Linked Securities	0	131,946,202	0	131,946,202
Mortgage Pass-Throughs	0	67,164,835	0	67,164,835
Asset-Backed Securities	0	52,332,964	8,357,901	60,690,865
Commercial Mortgage-Backed Securities	0	30,353,545	14,719,710	45,073,255
Collateralized Mortgage Obligations	0	1,064,688	34,515,529	35,580,217
Investment Companies	22,376,266	0	0	22,376,266
Corporates—Non-Investment Grade	0	19,519,924	0	19,519,924
Covered Bonds	0	12,632,469	0	12,632,469
Governments—Sovereign Agencies	0	9,364,997	0	9,364,997
Emerging Markets—Treasuries	0	6,990,730	0	6,990,730
Agencies	0	6,080,436	0	6,080,436
Quasi-Sovereigns	0	4,635,781	0	4,635,781
Options Purchased—Calls	0	2,192,298	0	2,192,298
Local Governments—Provincial Bonds	0	2,183,779	0	2,183,779
Governments—Sovereign Bonds	0	1,310,918	0	1,310,918
Emerging Markets—Sovereigns	0	671,536	0	671,536
Emerging Markets—Corporate Bonds	0	493,569	0	493,569
Short-Term Investments:
Investment Companies	317,048,141	0	0	317,048,141
U.S. Treasury Bills	0	12,494,008	0	12,494,008
Total Investments in Securities	339,424,407	785,555,566	57,593,140	1,182,573,113
Other Financial Instruments(a):
Assets:
Futures	6,186,407	0	0	6,186,407	(b)
Forward Currency Exchange Contracts	0	4,639,169	0	4,639,169
Centrally Cleared Credit Default Swaps	0	106,903	0	106,903	(b)
Centrally Cleared Interest Rate Swaps	0	1,042,875	0	1,042,875	(b)
Credit Default Swaps	0	234,034	0	234,034
Inflation (CPI) Swaps	0	40,088	0	40,088
Total Return Swaps	0	5,827,365	0	5,827,365

98	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Futures	$(1,711,513)	$0	$0	$(1,711,513	)(b)
Forward Currency Exchange Contracts	0	(9,593,520)	0	(9,593,520)
Centrally Cleared Interest Rate Swaps	0	(1,686,267)	0	(1,686,267	)(b)
Inflation (CPI) Swaps	0	(28,728)	0	(28,728)
Total(e)	$343,899,301	$786,137,485	$57,593,140	$1,187,629,926

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,236,166,758	$27,599,940	$1,263,766,698
Options Purchased—Calls	0	3,455,367	0	3,455,367
Governments—Treasuries	0	15,133,161	0	15,133,161
Corporates—Investment Grade	0	9,453,554	0	9,453,554
Short-Term Investments:
Investment Companies	509,661,697	0	0	509,661,697
U.S. Treasury Bills	0	41,983,395	0	41,983,395
Total Investments in Securities	509,661,697	1,306,192,235	27,599,940	1,843,453,872
Other Financial Instruments(a):
Assets:
Futures	8,456,570	0	0	8,456,570	(b)
Forward Currency Exchange Contracts	0	4,612,525	0	4,612,525
Inflation (CPI) Swaps	0	583,211	0	583,211
Interest Rate Swaps	0	74,911	0	74,911
Total Return Swaps	0	9,051,593	0	9,051,593
Liabilities:
Futures	(585,864)	0	0	(585,864	)(b)
Forward Currency Exchange Contracts	0	(4,446,506)	0	(4,446,506)
Inflation (CPI) Swaps	0	(6,135,557)	0	(6,135,557)
Interest Rate Swaps	0	(598,775)	0	(598,775)
Total Return Swaps	0	(346,482)	0	(346,482)
Total(e)	$517,532,403	$1,308,987,155	$27,599,940	$1,854,119,498

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$339,658,614	$7,979,678	$347,638,292
Governments—Treasuries	0	12,581,219	0	12,581,219
Corporates—Investment Grade	0	3,134,600	0	3,134,600
Options Purchased—Calls	0	988,111	0	988,111
Short-Term Investments:
Investment Companies	146,045,306	0	0	146,045,306
U.S. Treasury Bills	0	10,196,665	0	10,196,665
Total Investments in Securities	146,045,306	366,559,209	7,979,678	520,584,193
Other Financial Instruments(a):
Assets:
Futures	2,367,328	0	0	2,367,328	(b)
Forward Currency Exchange Contracts	0	1,265,999	0	1,265,999

2016 Semi-Annual Report	99

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Inflation (CPI) Swaps	$0	$167,281	$0	$167,281
Interest Rate Swaps	0	22,117	0	22,117
Total Return Swaps	0	2,581,115	0	2,581,115
Liabilities:
Futures	(180,622)	0	0	(180,622	)(b)
Forward Currency Exchange Contracts	0	(1,321,100)	0	(1,321,100)
Inflation (CPI) Swaps	0	(1,769,616)	0	(1,769,616)
Interest Rate Swaps	0	(172,457)	0	(172,457)
Total Return Swaps	0	(103,826)	0	(103,826)
Total(c)	$148,232,012	$367,228,722	$7,979,678	$523,440,412

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$275,533,432	$5,416,848	$280,950,280
Options Purchased—Calls	0	827,836	0	827,836
Governments—Treasuries	0	10,719,790	0	10,719,790
Corporates—Investment Grade	0	2,650,819	0	2,650,819
Short-Term Investments:
Investment Companies	142,040,950	0	0	142,040,950
U.S. Treasury Bills	0	7,997,384	0	7,997,384
Total Investments in Securities	142,040,950	297,729,261	5,416,848	445,187,059
Other Financial Instruments(a):
Assets:
Futures	2,026,269	0	0	2,026,269	(b)
Forward Currency Exchange Contracts	0	1,005,728	0	1,005,728
Inflation (CPI) Swaps	0	131,060	0	131,060
Total Return Swaps	0	2,117,215	0	2,117,215
Liabilities:
Futures	(146,585)	0	0	(146,585	)(b)
Forward Currency Exchange Contracts	0	(1,075,560)	0	(1,075,560)
Inflation (CPI) Swaps	0	(1,384,144)	0	(1,384,144)
Interest Rate Swaps	0	(141,221)	0	(141,221)
Total Return Swaps	0	(75,773)	0	(75,773)
Total(c)	$143,920,634	$298,306,566	$5,416,848	$447,644,048

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(c)	There were no transfers between any levels during the reporting period.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

(e)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

100	Sanford C. Bernstein Fund, Inc.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/15	$34,440	$34,440
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(13,928)	(13,928)
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$20,512	$20,512

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$(13,928)	$(13,928)

TAX-AWARE OVERLAY A PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/15	$71,244	$71,244
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(28,812)	(28,812)
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$42,432	$42,432

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$(28,812)	$(28,812)

OVERLAY B PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/15	$7,880,940	$13,123,806	$27,399,021
Accrued discounts/(premiums)	(292)	(13,912)	9,566
Realized gain (loss)	(79)	(22,547)	(78,893)
Change in unrealized appreciation/depreciation	(32,383)	(368,961)	187,531
Purchases/Payups	2,145,832	2,181,441	9,967,116
Sales/Paydowns	(1,636,117)	(180,117)	(3,628,212)
Transfers in to Level 3	0	0	659,400
Transfers out of Level 3	0	0	0

Balance as of 3/31/16	$8,357,901	$14,719,710	$34,515,529

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$(32,383)	$(368,961)	$144,226

2016 Semi-Annual Report	101

Notes to Financial Statements (continued)

	TOTAL
Balance as of 9/30/15	$48,403,767
Accrued discounts/(premiums)	(4,638)
Realized gain (loss)	(101,519)
Change in unrealized appreciation/depreciation	(213,813)
Purchases/Payups	14,294,389
Sales/Paydowns	(5,444,446)
Transfers in to Level 3	659,400
Transfers out of Level 3	0

Balance as of 3/31/16	$57,593,140 (b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$(257,118)

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/15	$23,170,391	$23,170,391
Accrued discounts/(premiums)	(112,294)	(112,294)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(157,948)	(157,948)
Purchases	0	0
Sales	0	0
Transfers in to Level 3	4,699,791	4,699,791
Transfers out of Level 3	0	0

Balance as of 3/31/16	$27,599,940	$27,599,940 (b)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$(157,948)	$(157,948)

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/15	$6,511,077	$6,511,077
Accrued discounts/(premiums)	(24,971)	(24,971)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	232,443	232,443
Purchases	1,261,129	1,261,129
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$7,979,678	$7,979,678

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$232,443	$232,443

102	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/15	$5,547,010	$5,547,010
Accrued discounts/(premiums)	(52,434)	(52,434)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	12,272	12,272
Purchases	0	0
Sales	(90,000)	(90,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/16	$5,416,848	$5,416,848

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16(a)	$12,272	$12,272

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of March 31, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid.

2016 Semi-Annual Report	103

Notes to Financial Statements (continued)

Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2015, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

104	Sanford C. Bernstein Fund, Inc.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of implied acquired fund fees and expenses relating to investment companies managed by the Adviser, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 31, 2017 and then may be extended by the Adviser for additional one year terms. During the six months ended March 31, 2016, there was no such reimbursement.

Pursuant to an acquired fund fee and expense waiver agreement for certain Overlay Portfolios, the Adviser has agreed to waive its fees and reimburse the Portfolio expenses in an amount equal to the Overlay Portfolio’s share of all fees and expenses of other investment companies managed by the Adviser in which the Overlay Portfolio may invest. This agreement will extend for two years from the date the Overlay Portfolios first make such investment. For the six months ended March 31, 2016, such waivers amounted to $356,149 and $740,832 for Overlay A and Tax-Aware Overlay A Portfolios, respectively, that are subject to repayment.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other

2016 Semi-Annual Report	105

Notes to Financial Statements (continued)

correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio , prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Portfolios in an amount equal to Government Money Market Portfolio’ effective management fee. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six ended March 31, 2016, is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2015	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2016	DIVIDEND INCOME (000)
Overlay A	$549,773	$654,755	$596,953	$607,575	$829
Tax-Aware Overlay A	1,107,496	1,383,276	1,334,445	1,156,327	1,634
Overlay B	234,308	365,785	283,045	317,048	296
Tax-Aware Overlay B	399,442	573,678	463,458	509,662	460
Tax-Aware Overlay C	109,992	166,402	130,349	146,045	126
Tax-Aware Overlay N	87,326	143,894	89,179	142,041	125

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the six months ended March 31, 2016 is as follows:

AB POOLING PORTFOLIO—MULTI-ASSET REAL RETURN PORTFOLIO
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 09/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 03/31/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$123,056	$3,964	$65,100	$(44,771)	$32,648	$49,797	$3,964	$0
Tax-Aware Overlay A	229,114	7,380	166,400	(91,224)	62,926	41,796	7,380	0
Overlay B	36,884	1,188	12,900	(8,716)	5,920	22,376	1,188	0

BERNSTEIN FUND, INC.—INTERNATIONAL SMALL CAP PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 09/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 03/31/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$70,780	$0	$0	$5,237	$76,017	$0	$0
Tax-Aware Overlay A	0	149,191	0	0	11,040	160,231	0	0

106	Sanford C. Bernstein Fund, Inc.

BERNSTEIN FUNDS, INC.—INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 09/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 03/31/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$124,667	$0	$0	$4,343	$129,010	$0	$0
Tax-Aware Overlay A	0	264,210	0	0	9,204	273,414	0	0

BERNSTEIN FUND, INC.—SMALL CAP CORE PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 09/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 03/31/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$4,542	$0	$0	$63	$4,605	$0	$0
Tax-Aware Overlay A	0	10,266	0	0	141	10,407	0	0

SANFORD C. BERNSTEIN FUND, INC.—AB EMERGING MARKETS PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 09/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 03/31/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$31,850	$0	$0	$3,367	$35,217	$0	$0
Tax-Aware Overlay A	0	67,136	0	0	7,097	74,233	0	0

SANFORD C BERNSTEIN FUND, INC.—AB INTERNATIONAL PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 09/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 03/31/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$145,100	$0	$0	$7,768	$152,868	$0	$0

SANFORD C. BERNSTEIN FUND, INC.—AB TAX-MANAGED INTERNATIONAL PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 09/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 03/31/16 (000)	INCOME (000)	REALIZED GAINS (000)
Tax-Aware Overlay A	$0	$305,842	$0	$0	$16,485	$322,327	$0	$0

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended March 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

PORTFOLIO	PURCHASES	SALES
Overlay A	$0	$206,492,201
Tax-Aware Overlay A	0	432,811,615

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Notes to Financial Statements (continued)

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2016 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$700,856	$0	$0
Tax-Aware Overlay A	1,562,054	37	0
Overlay B	96,595	0	0
Tax-Aware Overlay B	97,739	0	0
Tax-Aware Overlay C	28,451	0	0
Tax-Aware Overlay N	23,613	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2016, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$746,986,463	$0	$747,815,540	$0
Tax-Aware Overlay A	1,680,077,375	0	1,696,946,097	0
Overlay B	215,744,527	303,837,242	239,296,731	292,456,523
Tax-Aware Overlay B	342,999,941	0	405,618,958	0
Tax-Aware Overlay C	75,247,735	12,370,369	110,042,648	0
Tax-Aware Overlay N	84,480,422	0	96,698,177	0

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$209,581,959	$(37,096,692)	$172,485,267
Tax-Aware Overlay A	490,663,962	(61,686,258)	428,977,704
Overlay B	19,263,755	(16,005,680)	3,258,075
Tax-Aware Overlay B	65,734,523	(515,236)	65,219,287
Tax-Aware Overlay C	16,989,330	(312,598)	16,676,732
Tax-Aware Overlay N	13,633,642	(454,566)	13,179,076

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of

108	Sanford C. Bernstein Fund, Inc.

these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2016, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2016, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency

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Notes to Financial Statements (continued)

Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2016, the Portfolios held written options for hedging and non-hedging purposes.

During the six months ended March 31, 2016, the Portfolio held purchased options for hedging and non-hedging purposes.

For the six months ended March 31, 2016, the Portfolios had the following transactions in written options:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Overlay A Portfolio
Options written outstanding as of 09/30/15	0	$0
Options written	432,800	8,889,712
Options expired	0	0
Options bought back	(432,800)	(8,889,712)
Options exercised	0	0

Options written outstanding as of 03/31/16	0	$0

Tax-Aware Overlay A Portfolio
Options written outstanding as of 09/30/15	0	$0
Options written	911,500	18,722,210
Options expired	0	0
Options bought back	(911,500)	(18,722,210)
Options exercised	0	0

Options written outstanding as of 03/31/16	0	$0

Overlay B
Options written outstanding as of 09/30/15	0	$0
Options written	398,447,805	2,147,988
Options assigned	(372,876,000)	(16,635)
Options expired	(25,473,705)	(116,379)
Options bought back	(98,100)	(2,014,974)
Options exercised	0	0

Options written outstanding as of 03/31/16	0	$0

110	Sanford C. Bernstein Fund, Inc.

	NOTIONAL AMOUNT	PREMIUMS RECEIVED
Swaptions written outstanding as of 09/30/15	3,250,000	$33,784
Swaptions written	0	0
Swaptions expired	0	0
Swaptions bought back	(3,250,000)	(33,784)
Swaptions exercised	0	0

Swaptions written outstanding as of 03/31/16	0	$0

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Tax-Aware Overlay B
Options written outstanding as of 09/30/15	0	$0
Options written	156,300	3,210,402
Options expired	0	0
Options bought back	(156,300)	(3,210,402)
Options exercised	0	0

Options written outstanding as of 03/31/16	0	$0

Tax-Aware Overlay C
Options written outstanding as of 09/30/15	0	$0
Options written	44,700	918,138
Options expired	0	0
Options bought back	(44,700)	(918,138)
Options exercised	0	0

Options written outstanding as of 03/31/16	0	$0

Tax-Aware Overlay N
Options written outstanding as of 09/30/15	0	$0
Options written	36,700	753,818
Options expired	0	0
Options bought back	(36,700)	(753,818)
Options exercised	0	0

Options written outstanding as of 03/31/16	0	$0

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio,

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Notes to Financial Statements (continued)

and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight-line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2016, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

112	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2016, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2016, the Overlay B Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2016, the Overlay B Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2016, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables

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Notes to Financial Statements (continued)

and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At March 31, 2016, the Portfolio had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$819,513	*	Receivable/Payable for variation margin on exchange-traded derivatives	$903,459	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	6,019,258	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,096,205	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	12,479,118		Unrealized depreciation on forward currency exchange contracts	16,206,478
Equity contracts	Investments in securities at value	9,774,590
Total		$29,092,479			$18,206,142

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,971,140	$1,912,959
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(47,307,854)	2,053,171

114	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	3,557,115	(5,902,334)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,642,844)	1,603,134
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(415,488)	0
Total		$(41,837,931)	$(333,070)

At March 31, 2016, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,911,413	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	9,487,641	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,254,628	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	25,992,949		Unrealized depreciation on forward currency exchange contracts	33,430,642
Equity contracts	Investments in securities at value	20,395,244
Total		$57,787,247			$35,685,270

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$10,192,500	$1,105,940
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(104,824,774)	(882,999)

2016 Semi-Annual Report	115

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	7,437,695	(11,924,970)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,460,727)	3,344,485
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(874,890)	0
Total		$(91,530,196)	$(8,357,544)

At March 31, 2016, the Portfolio had entered into the following derivatives:

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,758,967	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,995,951	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	106,903	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	4,470,315	*	Receivable/Payable for variation margin on exchange-traded derivatives	401,829	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,639,169		Unrealized depreciation on forward currency exchange contracts	9,593,520
Equity contracts	Investments in securities at value	2,192,298
Interest rate contracts	Unrealized appreciation on inflation swaps	40,088		Unrealized depreciation on inflation swaps	28,728
Credit contracts	Unrealized appreciation on credit default swaps	234,034
Equity contracts	Unrealized appreciation on total return swaps	5,827,365
Total		$20,269,139			$13,020,028

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

116	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,658,613)	$2,134,025
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(8,261,404)	4,824,232
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,016,344)	(6,976,542)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(81,508)	0
Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(12,870)	12,983
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(373,182)	359,663
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	115,232	0
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(94,026)	0
Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	32,175	2,807
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(44,525)	175,210
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	71,525	136,183
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,385,884	8,045,458
Total		$(12,937,656)	$8,714,019

2016 Semi-Annual Report	117

Notes to Financial Statements (continued)

At March 31, 2016, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$12,281	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,226	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	8,444,289	*	Receivable/Payable for variation margin on exchange-traded derivatives	583,638	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,612,525		Unrealized depreciation on forward currency exchange contracts	4,446,506
Equity contracts	Investments in securities at value	3,455,367
Interest rate contracts	Unrealized appreciation on inflation swaps	583,211		Unrealized depreciation on inflation swaps	6,135,557
Interest rate contracts	Unrealized appreciation on interest rate swaps	74,911		Unrealized depreciation on interest rate swaps	598,775
Equity contracts	Unrealized appreciation on total return swaps	9,051,593		Unrealized depreciation on total return swaps	346,482
Total		$26,234,177			$12,113,184

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,146,370)	$45,136
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(13,539,652)	6,866,985
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	569,940	(353,666)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(594,101)	566,829
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(149,898)	0

118	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(404,157)	$2,220,015
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,012,845	11,401,166
Total		$(10,251,393)	$20,746,465

At March 31, 2016, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$694	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,026	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	2,366,634	*	Receivable/Payable for variation margin on exchange-traded derivatives	179,596	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,265,999		Unrealized depreciation on forward currency exchange contracts	1,321,100
Equity contracts	Investments in securities at value	988,111
Interest rate contracts	Unrealized appreciation on inflation swaps	167,281		Unrealized depreciation on inflation swaps	1,769,616
Interest rate contracts	Unrealized appreciation on interest rate swaps	22,117		Unrealized depreciation on interest rate swaps	172,457
Equity contracts	Unrealized appreciation on total return swaps	2,581,115		Unrealized depreciation on total return swaps	103,826
Total		$7,391,951			$3,547,621

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(297,326)	$(1,820)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,759,916)	1,970,452

2016 Semi-Annual Report	119

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$179,246	$(154,585)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(170,484)	162,210
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(42,762)	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(108,867)	674,260
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,564,252	3,247,499
Total		$(2,635,857)	$5,898,016

At March 31, 2016, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$1,176	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,026,269	*	Receivable/Payable for variation margin on exchange-traded derivatives	145,409	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,005,728		Unrealized depreciation on forward currency exchange contracts	1,075,560
Equity contracts	Investments in securities at value	827,836
Interest rate contracts	Unrealized appreciation on inflation swaps	131,060		Unrealized depreciation on inflation swaps	1,384,144
Interest rate contracts				Unrealized depreciation on interest rate swaps	141,221
Equity contracts	Unrealized appreciation on total return swaps	2,117,215		Unrealized depreciation on total return swaps	75,773
Total		$6,108,108			$2,823,283

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

120	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(67,640)	$(1,592)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,153,087)	1,659,514
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	166,813	(148,954)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(140,117)	135,760
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(35,082)	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(92,034)	471,557
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,222,391	2,649,209
Total		$(2,098,756)	$4,765,494

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2016:

OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$543,135,017
Average original value of sale contracts	$399,267,237

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$304,757,807
Average principal amount of sale contracts	$302,518,954

TAX-AWARE OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$855,282,296
Average original value of sale contracts	$651,801,839

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$656,237,804
Average principal amount of sale contracts	$637,796,941

2016 Semi-Annual Report	121

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$336,496,594
Average original value of sale contracts	$278,128,818

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$103,629,726
Average principal amount of sale contracts	$231,978,978

Inflation Swaps:
Average notional amount	$24,318,571

Centrally Cleared Interest Rate Swaps:
Average notional amount	$136,482,754

Credit Default Swaps:
Average notional amount of buy contracts	$1,573,000
Average notional amount of sale contracts	$750,000

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$4,178,790

Purchased Options:
Average monthly cost	$979,351	(a)

Total Return Swaps:
Average notional amount	$77,627,546
(a) Positions were open for five months during the period.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$231,796,366
Average original value of sale contracts	$48,195,559

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$112,525,861
Average principal amount of sale contracts	$56,883,061

Interest Rate Swaps:
Average notional amount	$41,850,000

Inflation Swaps:
Average notional amount	$178,331,429

Total Return Swaps:
Average notional amount	$111,190,957

TAX-AWARE OVERLAY C PORTFOLIO
Futures:
Average original value of buy contracts	$65,624,569
Average original value of sale contracts	$14,167,233

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,842,086
Average principal amount of sale contracts	$15,266,282

122	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO

Interest Rate Swaps:
Average notional amount	$11,183,333

Inflation Swaps:
Average notional amount	$54,988,571

Total Return Swaps:
Average notional amount	$32,553,738

TAX-AWARE OVERLAY N PORTFOLIO
Futures:
Average original value of buy contracts	$58,715,306
Average original value of sale contracts	$10,276,132

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$25,135,236
Average principal amount of sale contracts	$13,416,570

Interest Rate Swaps:
Average notional amount	$11,800,000

Inflation Swaps:
Average notional amount	$40,914,286

Total Return Swaps:
Average notional amount	$25,985,806

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2016:

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs and Co.**	$1,675,706	$0	$0	$0	$1,675,706

Total	$1,675,706	$0	$0	$0	$1,675,706

OTC Derivatives:
Bank of America, NA	$3,927,312	$(35,128)	$0	$0	$3,892,184
Barclays Bank PLC	111,343	(111,343)	0	0	0
BNP Paribas SA	754,237	(754,237)	0	0	0
Citibank	237,925	(165,782)	0	0	72,143
Credit Suisse International	4,614,284	(1,714,928)	0	0	2,899,356
Goldman Sachs Bank USA/Goldman Sachs International	5,853,854	(296,189)	0	0	5,557,665
HSBC Bank USA	217,174	(72,390)	0	0	144,784
JPMorgan Chase Bank	2,396,165	(232,222)	0	0	2,163,943
Morgan Stanley & Co., Inc.	701,629	(234,743)	0	0	466,886

2016 Semi-Annual Report	123

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Royal Bank of Canada	$1,844,355	$0	$0	$0	$1,844,355
Royal Bank of Scotland PLC	99,696	(99,696)	0	0	0
Standard Chartered Bank	1,309,708	(38,973)	0	0	1,270,735
State Street Bank & Trust Co.	85,932	(85,932)	0	0	0
UBS AG	100,094	(100,094)	0	0	0

Total	$22,253,708	$(3,941,657)	$0	$0	$18,312,051	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$35,128	$(35,128)	$0	$0	$0
Barclays Bank PLC	156,731	(111,343)	0	0	45,388
BNP Paribas SA	12,115,601	(754,237)	0	0	11,361,364
Citibank	165,782	(165,782)	0	0	0
Credit Suisse International	1,714,928	(1,714,928)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	296,189	(296,189)	0	0	0
HSBC Bank USA	72,390	(72,390)	0	0	0
JPMorgan Chase Bank	232,222	(232,222)	0	0	0
Morgan Stanley & Co., Inc.	234,743	(234,743)	0	0	0
Royal Bank of Scotland PLC	424,936	(99,696)	0	0	325,240
Standard Chartered Bank	38,973	(38,973)	0	0	0
State Street Bank & Trust Co.	524,915	(85,932)	0	0	438,983
UBS AG	193,940	(100,094)	0	0	93,846

Total	$16,206,478	$(3,941,657)	$0	$0	$12,264,821	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs and Co.**	$4,013,382	$0	$0	$0	$4,013,382

Total	$4,013,382	$0	$0	$0	$4,013,382

OTC Derivatives:
Bank of America, NA	$8,200,841	$0	$0	$(8,200,841)	$0
Barclays Bank PLC	584,310	(361,519)	0	0	222,791
BNP Paribas SA	1,579,431	(1,579,431)	0	0	0
Citibank	486,235	(278,557)	0	0	207,678
Credit Suisse International	9,522,733	(3,564,647)	0	0	5,958,086

124	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Goldman Sachs Bank USA/Goldman Sachs International	$12,208,404	$(668,923)	$0	$0	$11,539,481
HSBC Bank USA	520,224	(201,388)	0	0	318,836
JPMorgan Chase Bank	5,019,492	0	0	0	5,019,492
Morgan Stanley & Co., Inc.	1,048,344	(497,059)	0	0	551,285
Royal Bank of Canada	3,935,328	0	0	0	3,935,328
Royal Bank of Scotland PLC	87,119	(87,119)	0	0	0
Standard Chartered Bank	2,827,369	(65,968)	0	0	2,761,401
State Street Bank & Trust Co.	195,459	(195,459)	0	0	0
UBS AG	172,904	(172,904)	0	0	0

Total	$46,388,193	$(7,672,974)	$0	$(8,200,841)	$30,514,378	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$361,519	$(361,519)	$0	$0	$0
BNP Paribas SA	25,575,158	(1,579,431)	0	0	23,995,727
Citibank	278,557	(278,557)	0	0	0
Credit Suisse International	3,564,647	(3,564,647)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	668,923	(668,923)	0	0	0
HSBC Bank USA	201,388	(201,388)	0	0	0
Morgan Stanley & Co., Inc.	497,059	(497,059)	0	0	0
Royal Bank of Scotland PLC	558,685	(87,119)	0	0	471,566
Standard Chartered Bank	65,968	(65,968)	0	0	0
State Street Bank & Trust Co.	1,282,541	(195,459)	0	0	1,087,082
UBS AG	376,197	(172,904)	0	0	203,293

Total	$33,430,642	$(7,672,974)	$0	$0	$25,757,668	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2016 Semi-Annual Report	125

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$558,859	$0	$0	$0	$558,859

Total	$558,859	$0	$0	$0	$558,859

OTC Derivatives:
Bank of America, NA	$5,704,619	$(38,479)	$0	$(5,666,140)	$0
Barclays Bank PLC	60,702	(25,345)	0	0	35,357
BNP Paribas SA	389,710	(389,710)	0	0	0
Citibank/ Citibank, NA	1,409,388	(1,409,388)	0	0	0
Credit Suisse International	1,587,600	(513,496)	0	0	1,074,104
Deutsche Bank AG	8,374	0	0	0	8,374
Goldman Sachs Bank USA/ Goldman Sachs International	1,649,193	(1,381,388)	0	0	267,805
HSBC Bank USA	129,769	(129,769)	0	0	0
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	592,140	(316,951)	0	0	275,189
Morgan Stanley & Co., Inc.	104,600	(43,299)	0	0	61,301
Royal Bank of Canada	395,548	0	0	0	395,548
Royal Bank of Scotland PLC	538,594	(35,232)	0	0	503,362
Standard Chartered Bank	31,343	(31,343)	0	0	0
State Street Bank & Trust Co.	297,685	(297,685)	0	0	0

Total	$12,899,265	$(4,612,085)	$0	$(5,666,140)	$2,621,040	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$14,578	$0	$(14,578)	$0	$0

Total	$14,578	$0	$(14,578)	$0	$0

OTC Derivatives:
Bank of America, NA	$38,479	$(38,479)	$0	$0	$0
Barclays Bank PLC	25,345	(25,345)	0	0	0
BNP Paribas SA	3,140,015	(389,710)	0	0	2,750,305
Citibank/ Citibank, NA	2,804,849	(1,409,388)	0	0	1,395,461
Credit Suisse International	513,496	(513,496)	0	0	0
Goldman Sachs Bank USA/ Goldman Sachs International	1,381,388	(1,381,388)	0	0	0
HSBC Bank USA	198,007	(129,769)	0	0	68,238
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	316,951	(316,951)	0	0	0
Morgan Stanley & Co., Inc.	43,299	(43,299)	0	0	0
Royal Bank of Scotland PLC	35,232	(35,232)	0	0	0
Standard Chartered Bank	713,729	(31,343)	0	0	682,386
State Street Bank & Trust Co.	415,150	(297,685)	0	0	117,465

Total	$9,625,940	$(4,612,085)	$0	$0	$5,013,855	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

126	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$10,407,905	$(2,028,525)	$0	$(8,379,380)	$0
BNP Paribas SA	94,135	(94,135)	0	0	0
Citibank/ Citibank, NA	302,393	(302,393)	0	0	0
Credit Suisse International	2,225,203	(604,779)	0	0	1,620,424
Deutsche Bank AG	358,447	(25,266)	0	0	333,181
Goldman Sachs Bank USA/ Goldman Sachs International	2,099,055	(1,953,397)	0	0	145,658
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	864,956	(598,775)	0	0	266,181
Morgan Stanley & Co., Inc.	22,412	0	0	0	22,412
Royal Bank of Canada	664,484	0	0	0	664,484
Standard Chartered Bank	674,216	0	0	0	674,216
State Street Bank & Trust Co.	64,401	(64,401)	0	0	0

Total	$17,777,607	$(5,671,671)	$0	$(8,379,380)	$3,726,556	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs and Co.**	$857,753	$0	$0	$(857,753)	$0

Total	$857,753	$0	$0	$(857,753)	$0

OTC Derivatives:
Bank of America, NA	$2,028,525	$(2,028,525)	$0	$0	$0
Barclays Bank PLC	3,430,091	0	0	(3,430,091)	0
BNP Paribas SA	1,259,629	(94,135)	0	0	1,165,494
Citibank/ Citibank, NA	1,285,319	(302,393)	0	(982,926)	0
Credit Suisse International	604,779	(604,779)	0	0	0
Deutsche Bank AG	25,266	(25,266)	0	0	0
Goldman Sachs Bank USA/ Goldman Sachs International	1,953,397	(1,953,397)	0	0	0
HSBC Bank USA	27,164	0	0	0	27,164
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	598,775	(598,775)	0	0	0
Royal Bank of Scotland PLC	39,755	0	0	0	39,755
State Street Bank & Trust Co.	274,620	(64,401)	0	0	210,219

Total	$11,527,320	$(5,671,671)	$0	$(4,413,017)	$1,442,632	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2016 Semi-Annual Report	127

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$2,975,820	$0	$0	$(2,975,820)	$0
BNP Paribas SA	29,246	(29,246)	0	0	0
Citibank/ Citibank, NA	87,620	(87,620)	0	0	0
Credit Suisse International	587,983	(172,767)	0	0	415,216
Deutsche Bank AG	102,810	(10,106)	0	0	92,704
Goldman Sachs Bank USA/ Goldman Sachs International	593,406	(593,406)	0	0	0
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	239,162	(85,874)	0	0	153,288
Morgan Stanley & Co., Inc.	5,818	(5,818)	0	0	0
Royal Bank of Canada	212,414	0	0	0	212,414
Standard Chartered Bank	174,492	0	0	0	174,492
State Street Bank & Trust Co.	15,852	(15,852)	0	0	0

Total	$5,024,623	$(1,000,689)	$0	$(2,975,820)	$1,048,114	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs and Co.**	$241,537	$0	$(241,537)	$0	$0

Total	$241,537	$0	$(241,537)	$0	$0

OTC Derivatives:
Barclays Bank PLC	$1,014,870	$0	$0	$(1,014,870)	$0
BNP Paribas SA	1,012,585	(29,246)	0	0	983,339
Citibank/ Citibank, NA	386,233	(87,620)	0	(298,613)	0
Credit Suisse International	172,767	(172,767)	0	0	0
Deutsche Bank AG	10,106	(10,106)	0	0	0
Goldman Sachs Bank USA/ Goldman Sachs International	610,847	(593,406)	0	(17,441)	0
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	85,874	(85,874)	0	0	0
Morgan Stanley & Co., Inc.	18,876	(5,818)	0	0	13,058
Royal Bank of Scotland PLC	11,415	0	0	0	11,415
State Street Bank & Trust Co.	43,426	(15,852)	0	0	27,574

Total	$3,366,999	$(1,000,689)	$0	$(1,330,924)	$1,035,386	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

128	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$2,442,275	$0	$0	$(2,442,275)	$0
BNP Paribas SA	25,948	(25,948)	0	0	0
Citibank, NA	51,339	(51,339)	0	0	0
Credit Suisse International	448,419	(143,629)	0	0	304,790
Deutsche Bank AG	80,581	(10,106)	0	0	70,475
Goldman Sachs International /Goldman Sachs Capital Markets LP	645,760	(578,779)	0	0	66,981
JPMorgan Chase Bank	198,198	0	0	0	198,198
Morgan Stanley & Co., Inc.	5,033	0	0	0	5,033
Royal Bank of Canada	169,110	0	0	0	169,110
State Street Bank & Trust Co.	15,176	(15,176)	0	0	0

Total	$4,081,839	$(824,977)	$0	$(2,442,275)	$814,587	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs and Co.**	$181,178	$0	$(181,178)	$0	$0

Total	$181,178	$0	$(181,178)	$0	$0

OTC Derivatives:
Barclays Bank PLC/ Barclays Capital	$741,517	$0	$0	$(741,517)	$0
BNP Paribas SA	834,528	(25,948)	0	0	808,580
Citibank, NA	324,847	(51,339)	0	(273,508)	0
Credit Suisse International	143,629	(143,629)	0	0	0
Deutsche Bank AG	10,106	(10,106)	0	0	0
Goldman Sachs International /Goldman Sachs Capital Markets LP	578,779	(578,779)	0	0	0
State Street Bank & Trust Co.	43,292	(15,176)	0	0	28,116

Total	$2,676,698	$(824,977)	$0	$(1,015,025)	$836,696	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

2016 Semi-Annual Report	129

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

PORTFOLIO	2015	2014
Overlay A
Distributions paid from:
Ordinary income	$32,816,673	$24,751,405
Long-term capital gains	71,317,882	0

Total distributions paid	$104,134,555	$24,751,405

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$27,575,121	$23,936,083
Long-term capital gains	196,778,283	0

Total distributions paid	$224,353,404	$23,936,083

Overlay B
Distributions paid from:
Ordinary income	$36,555,085	$62,965,952
Long-term capital gains	11,921,425	24,381,275

Total distributions paid	$48,476,510	$87,347,227

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$20,239,222	$65,488,135
Long-term capital gains	5,504,007	49,198,181

Total taxable distributions paid	25,743,229	114,686,316
Tax exempt distributions	9,592,980	19,986,153

Total distributions paid	$35,336,209	$134,672,469

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$5,296,857	$17,812,599
Long-term capital gains	2,507,183	15,943,110

Total taxable distributions	7,804,040	33,755,709
Tax exempt distributions	1,986,435	4,250,928

Total distributions paid	$9,790,475	$38,006,637

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$4,305,874	$14,803,109
Long-term capital gains	1,820,824	10,764,524

Total taxable distributions	6,126,698	25,567,633
Tax exempt distributions	1,958,253	3,690,904

Total distributions paid	$8,084,951	$29,258,537

130	Sanford C. Bernstein Fund, Inc.

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$8,731,265	$81,119,905	$0	$43,275,409	$133,126,579
Tax-Aware Overlay A	15,536,419	165,651,387	0	243,287,406	424,475,212
Overlay B	0	16,349,431	(2,347,662)	(31,931,514)	(17,929,745)
Tax-Aware Overlay B	23,671,217	0	(2,664,471)	34,150,884	55,157,630
Tax-Aware Overlay C	5,731,156	1,200,999	0	6,557,499	13,489,654
Tax-Aware Overlay N	4,922,494	0	(276,733)	5,821,140	10,466,901

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$17,785,456
Tax-Aware Overlay C	4,219,690
Tax-Aware Overlay N	3,663,114

(b)	As of September 30, 2015, Tax-Aware Overlay B had capital loss carryforwards for federal income tax purposes. Additionally, Overlay B Portfolio deferred $2,347,662 of straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard, Tax-Aware Overlay N Portfolio elected to defer $276,733 of post-October short-term capital losses. These losses are deemed to arise on October 1, 2015.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities and partnership investments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2015, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Tax-Aware Overlay B	$2,664,471	n/a	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by

2016 Semi-Annual Report	131

Notes to Financial Statements (continued)

investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

132	Sanford C. Bernstein Fund, Inc.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of a Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

2016 Semi-Annual Report	133

Notes to Financial Statements (continued)

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Tax Aware Overlay N Portfolio’s investments are in New York municipal securities. Thus, the Portfolios may be vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. Puerto Rico announced recently that the Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, would default on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market

134	Sanford C. Bernstein Fund, Inc.

for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2016, the Sanford C. Bernstein Fund, Inc., has authorized 14.3 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

2016 Semi-Annual Report	135

Notes to Financial Statements (continued)

Share transactions for each Portfolio for the six months ended March 31, 2016 and the year ended September 30, 2015, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	9,516,278	19,098,172	$109,186,529	$239,055,040
Shares issued on reinvestment of dividends and distributions	5,865,894	6,899,841	67,692,417	81,349,123
Shares redeemed	(6,332,017)	(13,280,459)	(72,899,388)	(167,806,635)

Net increase	9,050,155	12,717,554	103,979,558	152,597,528
Beginning of period	130,236,524	117,518,970	1,424,138,368	1,271,540,840

End of period	139,286,679	130,236,524	$1,528,117,926	$1,424,138,368

Class 2 Shares
Shares sold	5,672,276	5,077,225	$65,214,730	$63,163,563
Shares issued on reinvestment of dividends and distributions	1,431,074	1,705,579	16,528,907	20,125,832
Shares redeemed	(1,811,917)	(6,136,843)	(21,110,831)	(78,838,171)

Net increase	5,291,433	645,961	60,632,806	4,451,224
Beginning of period	29,107,806	28,461,845	318,056,624	313,605,400

End of period	34,399,239	29,107,806	$378,689,430	$318,056,624

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	17,497,244	36,177,748	$213,180,013	$478,492,424
Shares issued on reinvestment of dividends and distributions	10,257,872	13,278,566	125,966,674	165,716,496
Shares redeemed	(11,265,912)	(25,546,634)	(137,199,918)	(341,933,102)

Net increase	16,489,204	23,909,680	201,946,769	302,275,818
Beginning of period	244,146,764	220,237,084	2,712,198,183	2,409,922,365

End of period	260,635,968	244,146,764	$2,914,144,952	$2,712,198,183

Class 2 Shares
Shares sold	6,476,967	11,116,493	$79,681,465	$147,550,222
Shares issued on reinvestment of dividends and distributions	3,114,252	3,995,317	38,305,298	49,901,513
Shares redeemed	(4,277,511)	(8,225,957)	(51,888,520)	(109,831,132)

Net increase	5,313,708	6,885,853	66,098,243	87,620,603
Beginning of period	73,373,365	66,487,512	827,434,798	739,814,195

End of period	78,687,073	73,373,365	$893,533,041	$827,434,798

136	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	7,406,300	13,689,919	$75,267,570	$145,105,568
Shares issued on reinvestment of dividends and distributions	1,292,388	3,591,873	13,066,042	36,924,456
Shares redeemed	(5,947,415)	(13,957,526)	(60,494,224)	(148,198,675)

Net increase	2,751,273	3,324,266	27,839,388	33,831,349
Beginning of period	88,064,678	84,740,412	919,765,807	885,934,458

End of period	90,815,951	88,064,678	$947,605,195	$919,765,807

Class 2 Shares
Shares sold	4,766,050	10,490,947	$48,487,951	$110,603,152
Shares issued on reinvestment of dividends and distributions	317,392	679,274	3,212,003	6,976,140
Shares redeemed	(4,412,336)	(7,395,556)	(45,333,337)	(78,725,051)

Net increase	671,106	3,774,665	6,366,617	38,854,241
Beginning of period	22,216,754	18,442,089	231,973,114	193,118,873

End of period	22,887,860	22,216,754	$238,339,731	$231,973,114

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	9,109,166	16,394,333	$98,724,474	$180,754,568
Shares issued on reinvestment of dividends and distributions	1,381,788	2,042,488	14,964,767	22,058,873
Shares redeemed	(7,418,772)	(17,582,671)	(80,376,177)	(193,896,934)

Net increase	3,072,182	854,150	33,313,064	8,916,507
Beginning of period	112,504,678	111,650,528	1,174,633,580	1,165,717,073

End of period	115,576,860	112,504,678	$1,207,946,644	$1,174,633,580

Class 2 Shares
Shares sold	6,396,855	7,481,208	$69,274,650	$82,526,056
Shares issued on reinvestment of dividends and distributions	646,530	912,973	7,001,921	9,869,237
Shares redeemed	(4,094,251)	(8,681,569)	(44,497,303)	(95,860,970)

Net increase (decrease)	2,949,134	(287,388)	31,779,268	(3,465,677)
Beginning of period	50,522,640	50,810,028	525,685,246	529,150,923

End of period	53,471,774	50,522,640	$557,464,514	$525,685,246

2016 Semi-Annual Report	137

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	2,992,730	4,466,804	$32,259,720	$49,224,608
Shares issued on reinvestment of dividends and distributions	478,307	534,246	5,146,583	5,769,861
Shares redeemed	(2,374,954)	(3,930,830)	(25,687,335)	(43,350,312)

Net increase	1,096,083	1,070,220	11,718,968	11,644,157
Beginning of period	30,695,688	29,625,468	321,922,241	310,278,084

End of period	31,791,771	30,695,688	$333,641,209	$321,922,241

Class 2 Shares
Shares sold	1,828,072	1,278,005	$19,679,225	$14,101,721
Shares issued on reinvestment of dividends and distributions	274,538	310,751	2,954,028	3,356,115
Shares redeemed	(1,011,294)	(1,473,527)	(11,018,297)	(16,216,144)

Net increase	1,091,316	115,229	11,614,956	1,241,692
Beginning of period	16,079,856	15,964,627	168,676,085	167,434,393

End of period	17,171,172	16,079,856	$180,291,041	$168,676,085

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15	SIX MONTHS ENDED 3/31/16 (UNAUDITED)	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	2,835,947	4,648,763	$30,384,285	$50,921,613
Shares issued on reinvestment of dividends and distributions	475,030	592,270	5,087,573	6,349,131
Shares redeemed	(1,695,357)	(4,145,872)	(18,229,323)	(45,483,055)

Net increase	1,615,620	1,095,161	17,242,535	11,787,689
Beginning of period	31,705,689	30,610,528	330,344,939	318,557,250

End of period	33,321,309	31,705,689	$347,587,474	$330,344,939

Class 2 Shares
Shares sold	1,947,043	1,317,758	$20,896,968	$14,498,090
Shares issued on reinvestment of dividends and distributions	98,829	102,958	1,059,440	1,104,744
Shares redeemed	(283,221)	(990,041)	(3,041,917)	(10,905,604)

Net increase	1,762,651	430,675	18,914,491	4,697,230
Beginning of period	5,955,838	5,525,163	61,787,330	57,090,100

End of period	7,718,489	5,955,838	$80,701,821	$61,787,330

138	Sanford C. Bernstein Fund, Inc.

As of March 31, 2016, certain shareholders of the Overlay B Portfolio and Tax-Aware Overlay C Portfolio owned 13% and 11% of the Portfolio’s outstanding shares, respectively. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE 7.	New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.	Liquidation of U.S. Government Short Duration Portfolio

At a meeting held on January 27, 2016, the Board approved the liquidation and termination of U.S. Government Short Duration Portfolio (the “Portfolio”) and made a liquidating distribution on May 3, 2016 (the “Liquidation Date”). The liquidation of the Portfolio may result in a taxable event for shareholders who are subject to federal income tax. Shareholders should consult their tax advisers.

NOTE 9.	Subsequent Events

Effective April 21, 2016, 100,000,000 previously unclassified authorized shares of the Fund were classified as Class 1 shares of the Tax-Aware Overlay A Portfolio, increasing the Portfolio’s authorized Class 1 shares from 300,000,000 to 400,000,000.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2016 Semi-Annual Report	139

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Seth Masters(1)

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Vadim Zlotnikov(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym, Loewy, Masters and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

140	2016 Semi-Annual Report

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio1

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Funds (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreements between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 22, 2015. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 21, 2015, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2015 certain information relating to the profitability of the Adviser in 2014 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2015. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 17, 2015, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on October 22, 2015, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the apparent positive impact on performance of enhancements made to the investment strategies and research processes over multiple years. Following the September 17, 2015 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 7, 2015. The Independent Directors held a telephonic meeting on October 15, 2015 to discuss the contract renewal materials and supplemental materials. On October 21-22, 2015, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 22, 2015, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 22, 2015 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

1 This liquidation of this Portfolio was approved on January 27, 2016.

2016 Semi-Annual Report	141

Board’s Consideration of Investment Management Arrangement (continued)

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Senior Officer also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2015 (“relevant periods”) and versus each Portfolio’s benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2015. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

142	Sanford C. Bernstein Fund, Inc.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2013 and 2014, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 23, 2015 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the October 22, 2015 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, breakpoint arrangements as currently in effect for certain Portfolios, as described below where applicable, the fact that in the case of certain Portfolios the fee levels initially established has assumed achievement of significant scale, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of proposed changes in the operation of the Overlay Portfolios, it was anticipated that there would be significant waivers of management fees for those Portfolios to reflect their investment in underlying portfolios managed by the Adviser.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain

2016 Semi-Annual Report	143

Board’s Consideration of Investment Management Arrangement (continued)

Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International and Tax-Managed International Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2016, and of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective net assets of the Emerging Markets Portfolio through October 31, 2016, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

144	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE
International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to 0.025% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

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The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilize the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 80% equity and 20% fixed income). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 30% equity and 70% fixed income).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events,” and maintain returns over time. While the Overlay Portfolios are designed to reduce the probability of larger losses, conversely, the side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

At the September 17, 2015 meeting, the Adviser proposed changes to the investment policies of Tax-Aware Overlay A Portfolio and Overlay A Portfolio that would permit both Portfolios to invest a portion of their assets in the “Legacy” Portfolios of the Fund4 and International Strategic Equities, International Small Cap Portfolio and Small Cap Core of the Bernstein Fund, Inc. (herein referred to as the “new” Bernstein Portfolios).5

1 The Senior Officer’s evaluation was completed on October 5, 2015 and discussed with the Board on October 14, 21 and 22, 2015.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1 shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

4 The Legacy Portfolios include Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio.

5 This approach will permit closer alignment between the exposures of the Overlay Portfolios and other exposures of Bernstein Private Client accounts, thereby permitting more direct and efficient hedging of those exposures. The proposed structure would reduce or eliminate the need of the Overlay Portfolios to make separate investments in international and small cap securities and avoid costs and administrative difficulties associated with these investments, and the Adviser believes that limiting the number of entities through which these investments are made for Bernstein Private accounts will benefit Private Client through lower costs.

146	Sanford C. Bernstein Fund, Inc.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”6

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[7]
Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90%

Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65%

The Portfolios’ net assets on September 30, 2015 and September 30, 2014 are set forth below:

PORTFOLIO	09/30/15 NET ASSETS ($MM)	09/30/14 NET ASSETS ($MM)	CHANGE ($MM)
Overlay A Portfolio	$1,880.8	$1,880.4		$0.4

Tax-Aware Overlay A Portfolio	$3,977.0	$3,911.7		$65.3

Overlay B Portfolio	$1,128.5	$1,119.7		$8.8

Tax-Aware Overlay B Portfolio	$1,763.4	$1,806.2	-$	42.8

Tax-Aware Overlay C Portfolio	$505.7	$505.9	-$	0.2

Tax-Aware Overlay N Portfolio	$404.3	$399.4		$4.9

6 Jones v. Harris at 1427.

7 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below.8,9 During the semi-annual period ending March 31, 2015, the Portfolios were operating below their expense caps. Accordingly, the Portfolios’ expense limitation undertakings were of no effect during the semi-annual period ended March 31, 2015.

	SEMI-ANNUAL PERIOD ENDING 03/31/15 TOTAL EXPENSE RATIO[10]
PORTFOLIO		EXP. CAP	GROSS
Overlay A Portfolio	Class 1	1.20%	1.15%
	Class 2	1.00%	0.95%

Tax-Aware Overlay A Portfolio	Class 1	1.20%	1.13%
	Class 2	1.00%	0.93%

Overlay B Portfolio	Class 1	0.90%	0.87%
	Class 2	0.75%	0.72%

Tax-Aware Overlay B Portfolio	Class 1	0.90%	0.84%
	Class 2	0.75%	0.69%

Tax-Aware Overlay C Portfolio	Class 1	0.90%	0.88%
	Class 2	0.75%	0.73%

Tax-Aware Overlay N Portfolio	Class 1	0.90%	0.90%
	Class 2	0.75%	0.75%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

8 On January 27, 2015, the Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Portfolios through January 31, 2016.

9 The agreement allows for the Adviser to be reimbursed through January 31, 2016 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolios’ expense caps through January 31, 2016.

10 Annualized.

148	Sanford C. Bernstein Fund, Inc.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.11 However, with respect to the Portfolios, the Adviser represented that there are no institutional products in the Adviser’s Form ADV that have similar investment style as the Portfolios.

The Adviser manages the AB Cap Fund, Inc.—Dynamic All Market Fund (“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as Overlay A Portfolio.12 Set forth below is the advisory fee schedule of Dynamic All Market Fund and what would have been the effective advisory fee of the Overlay A Portfolio had the retail mutual fund’s fee schedule been applicable to the Overlay A Portfolio based on the Overlay A Portfolio’s September 30, 2015 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic All Market Fund	60 bp (flat fee)	0.600%	0.900%

The AB Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS—Dynamic Asset Allocation Portfolio has a somewhat similar investment style as the Overlay A Portfolio, and its advisory fee schedule is set forth in the table below.13

PORTFOLIO	AVPS PORTFOLIO	AVPS FEE SCHEDULE	AVPS EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700%	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as the Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Overlay A Portfolio’s September 30, 2015 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1[14]	0.35% on the first $400 million 0.30% on the balance	0.465%	0.900%

	Client #2	0.40% on first $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.327%	0.900%

11 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12 Dynamic All Market Fund, which is designed as a stand-alone investment, invests in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies through the use of index-based investments. The Adviser utilizes its dynamic asset allocation (“DAA”) principles and toolset in managing Dynamic All Market Fund.

13 AVPS—Dynamic Asset Allocation Portfolio is designed as a balanced fund with a neutral asset allocation of 60% equity and 40% fixed income. The Adviser utilizes its DAA principles and toolset in managing the portfolio’s risk profile and asset allocation.

14 The sub-advisory relationship is with an affiliate of the Adviser.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
	Client #3[15]	0.18% on first $500 million 0.15% on next $1billion 0.13% on the balance	0.154%	0.900%

	Client #4	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.308%	0.900%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.16,17 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)18 and the Portfolio’s contractual management fee ranking.19

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Broadridge peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from the Lipper Flexible Portfolio universe were based primarily on asset size and may be of limited value for comparison purposes.

15 The Adviser provides passive overlay services to the sub-advised account but does not manage the underlying portfolios of the sub-advised account.

16 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17 On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

18 Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

19 The contractual management fee is calculated by Broadridge using the Portfolios’ contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

150	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK
Overlay A Portfolio	0.900	0.800	14/17
Tax-Aware Overlay A Portfolio	0.900	0.668	11/13
Overlay B Portfolio	0.650	0.800	5/17
Tax-Aware Overlay B Portfolio	0.650	0.795	5/17
Tax-Aware Overlay C Portfolio	0.650	0.860	5/17
Tax-Aware Overlay N Portfolio	0.650	0.860	5/17

Broadridge also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Broadridge Expense Universe (“EU”). The EU20 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

PORTFOLIO	EXPENSE RATIO (%)[21]	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK	BROADRIDGE EU MEDIAN (%)	BROADRIDGE EU RANK
Overlay A Portfolio	1.146	1.172	7/17	1.093	117/221
Tax-Aware Overlay A Portfolio	1.132	1.089	8/13	1.093	116/221
Overlay B Portfolio	0.862	1.174	2/17	1.093	46/221
Tax-Aware Overlay B Portfolio	0.840	1.172	2/17	1.093	40/221
Tax-Aware Overlay C Portfolio	0.880	1.151	3/17	1.093	51/221
Tax-Aware Overlay N Portfolio	0.898	1.074	3/17	1.093	57/221

Based on this analysis, the Portfolios have lower contractual management fees than their respective EG medians with the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have higher contractual management fees than their respective EG medians. With the exception of Tax-Aware Overlay A Portfolio, which has a higher total expense ratio than its EG median, the Portfolios have lower total expense ratios than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrating and servicing fees, with the exception of Overlay A Portfolio and Tax-Aware Overlay A Portfolio, where the Adviser’s profitability increased, the Adviser’s profitability decreased for the Portfolios during the calendar year 2014 relative to 2013. Including administrating and servicing fees, with the exception of Tax-Aware A Portfolio, Overlay A Portfolio, and Overlay B Portfolio, where the Adviser’s 2014 profitability increased, the Adviser’s profitability decreased for the Portfolios during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the

20 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2014:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Overlay A Portfolio	$2,925,305
Tax-Aware Overlay A Portfolio	$5,735,854
Overlay B Portfolio	$1,321,055
Tax-Aware Overlay B Portfolio	$1,796,642
Tax-Aware Overlay C Portfolio	$468,425
Tax-Aware Overlay N Portfolio	$485,150

During the fiscal year ended September 30, 2014, none of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” Absent extraordinary circumstances, the Portfolios are restricted from conducting trades through SCB.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

22 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

152	Sanford C. Bernstein Fund, Inc.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.25

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $471 billion as of August 31, 2015, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the Portfolios’ 1, 3, and 5 year gross performance returns as of July 31, 2015 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”).26,27 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Portfolios are not designed to be used as stand-alone investments, unlike their peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, Broadridge’s performance comparisons for the Portfolios are shown only for information purposes and do not indicate how successful the Portfolios are in meeting their investment objectives.

		PORTFOLIO RETURN (%)[28]	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Overlay A Portfolio
	1 year	6.42	3.19	1.63	6/17	68/409
	3 year	12.34	10.18	8.67	4/17	52/289
	5 year	9.30	9.44	8.48	8/14	74/183

Tax-Aware Overlay A Portfolio
	1 year	7.88	2.59	1.63	4/13	49/409
	3 year	13.59	9.84	8.67	2/13	36/289
	5 year	9.30	9.30	8.48	5/9	74/183

Overlay B Portfolio
	1 year	3.35	3.35	1.63	5/9	137/409
	3 year	5.59	8.54	8.66	8/9	219/289
	5 year	5.67	10.91	8.47	6/6	163/183

Tax-Aware Overlay B Portfolio
	1 year	3.86	3.19	1.63	8/17	131/409
	3 year	5.84	9.15	8.66	15/17	219/289
	5 year	5.66	8.98	8.47	14/14	163/183

23 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

24 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25 There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

26 The Portfolios’ PG/PUs are not identical to the Portfolios’ EG/EUs as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

27 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

28 The gross performance returns are for the Class 1 shares for the Portfolios.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Aware Overlay C Portfolio
	1 year	3.87	3.87	1.63	9/17	131/409
	3 year	5.70	10.31	8.66	15/17	219/289
	5 year	5.58	9.70	8.47	14/15	164/183

Tax-Aware Overlay N Portfolio
	1 year	3.87	3.87	1.63	9/17	131/409
	3 year	5.83	10.43	8.66	15/17	219/289
	5 year	5.53	10.26	8.47	9/10	164/183

Set forth below are the 1, 3, and 5 year and since inception net performance returns of the Portfolios (in bold)29 versus their benchmarks.30 As previously indicated, the Portfolios are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Portfolios are shown only for information purposes and are not meant to indicate how successful the Portfolios are in meeting their investment objectives.31

	PERIODS ENDING JULY 31, 2015 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)
Overlay A Portfolio	5.20	11.05	8.04	8.28
Composite Benchmark[32]	5.87	11.94	11.23	11.43
S&P 500 Stock Index	11.21	17.58	16.24	15.74
Inception Date: February 8, 2010

Tax-Aware Overlay A Portfolio	6.67	12.31	8.06	8.11
Composite Benchmark[33]	6.07	12.68	11.42	11.32
S&P 500 Stock Index	11.21	17.58	16.24	15.74
Inception Date: February 8, 2010

Overlay B Portfolio	2.46	4.68	4.76	5.93
Composite Benchmark[34]	4.05	5.50	6.35	6.79
Barclays Capital Global Aggregate Bond Index (Hedged)	3.75	3.14	3.74	4.08
Inception Date: February 8, 2010

Tax-Aware Overlay B Portfolio	2.99	4.95	4.76	5.07
Composite Benchmark[35]	3.64	5.92	6.26	6.41
Barclays Capital 5 Year GO Municipal Bond Index	1.70	1.59	2.57	2.87
Inception Date: February 8, 2010

29 The performance returns shown in the table for the Class 1 shares for the Portfolios were provided by the Adviser.

30 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

31 Providing a comparison of each individual Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

32 47.6% S&P 500 Stock Index / 17% MSCI EAFE Index / 3.4% MSCI Emerging Markets Index / 12% FTSE EPRA NAREIT Developed Index / 20% Barclays Capital US Aggregate Bond Index

33 56% S&P 500 Stock Index / 20% MSCI EAFE Index / 4% MSCI Emerging Markets Index / 20% Barclays Capital 1-10 YR Municipal Bond Index

34 18.9% S&P 500 Stock Index / 6.75% MSCI EAFE Index / 1.35% MSCI Emerging Markets Index / 3% FTSE EPRA NAREIT DEV / 70% Barclays Capital US Aggregate Bond Index

35 21% S&P 500 Stock Index / 7.5% MSCI EAFE Index / 1.5% MSCI Emerging Markets Index / 70% Barclays Capital 1-10 YR Municipal Bond Index

154	Sanford C. Bernstein Fund, Inc.

	PERIODS ENDING JULY 31, 2015 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay C Portfolio	2.97	4.78	4.65	4.99
Composite Benchmark[35]	3.64	5.92	6.26	6.41
Barclays Capital 5 Year GO Municipal Bond Index	1.70	1.59	2.57	2.87
Inception Date: February 8, 2010

Tax-Aware Overlay N Portfolio	2.99	4.95	4.76	5.07
Composite Benchmark[36]	3.64	5.92	6.26	6.41
Barclays Capital 5 Year GO Municipal Bond Index	1.70	1.59	2.57	2.87
Inception Date: February 8, 2010

As indicated previously, the Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Broadridge peers. The Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the 1 year and since inception impact of DAA as of July 31, 2015 on Tax-Aware and Non-Taxable accounts invested in AB Multi-Manager Alternative Fund, Inc. (“MMAF”).37 It should be noted that the diversified benchmark shown below is a blend allocation of indexes, and whose allocations have changed over time.

TAX-AWARE PORTFOLIO (With AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/15 % RETURN	1 YEAR PERIOD ENDING 7/31/15 % VOLATILITY	INCEPTION- 7/31/2015 % RETURN	INCEPTION- 7/31/2015 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	3.31	3.13	5.12	4.19
Fully Diversified—Traditional Portfolio	3.55	2.94	5.14	4.37
Impact of DAA	-0.24	0.19	-0.02	-0.18

Fully Diversified—Benchmark[38],[39]	3.44	2.67	6.37	3.98

60/40 Investor
Fully Diversified—With DAA	5.23	6.36	7.13	8.03
Fully Diversified—Traditional Portfolio	5.24	5.99	7.23	8.54
Impact of DAA	-0.01	0.37	-0.10	-0.51

Fully Diversified—Benchmark[40],[41]	4.40	5.45	9.01	7.66

80/20 Investor
Fully Diversified—With DAA	5.66	8.17	8.02	10.65
Fully Diversified—Traditional Portfolio	8.21	7.71	8.21	11.39
Impact of DAA	-2.55	0.46	-0.19	-0.74

Fully Diversified—Benchmark39,41,[42]	10.42	7.03	10.42	10.20

36 21% S&P 500 Stock Index / 7.5% MSCI EAFE Index / 1.5% MSCI Emerging Markets Index / 70% Barclays Capital 1-10 YR Municipal Bond Index

37 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

38 Currently, the blend allocation of the diversified benchmark is the following: 17.86% All Cap Index, 6.58% MSCI EAFE Index, 0.94% MSCI Emerging Markets Index, 55.46% Barclays Capital 1-10 Year Municipal Bond Index, 13.16% Barclays Capital 1-10 Year TIPS Index, 6% HFRI FOF Composite Index.

39 The All Cap Index is comprised of the following: 95% S&P 500 Stock Index / 5% Russell 2500 Index (July 2012-May 2015); 92% S&P 500 Stock Index / 8% Russell 2500 Index (June 2015-present).

40 Currently, the blend allocation of the diversified benchmark is the following: 36.08% All Cap Index, 12.32% MSCI EAFE Index, 2.64% MSCI Emerging Markets Index, 2.64% Custom RAS Benchmark, 31.68% Barclays Capital 1-10 Year Municipal Bond Index, 2.64% Barclays Capital 1-10 Year TIPS Index, 12% HFRI FOF Index.

41 The Custom RAS Benchmark is comprised of the following: 33.3% MSCI ACWI Commodity Producers Index, 33.3% FTSE EPRA/NAREIT Global Real Estate Index, 33.3% Dow Jones-UBS Commodity Index.

42 Currently, the blend allocation of the diversified benchmark is the following: 44.72% All Cap Index, 16.34% MSCI EAFE Index, 3.44% MSCI Emerging Markets Index, 5.16% Custom RAS Benchmark, 16.34% Barclays Capital 1-10 Year Municipal Bond Index, 14% HFRI FOF Index.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

NON-TAXABLE PORTFOLIO (With AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/15 % RETURN	1 YEAR PERIOD ENDING 7/31/15 % VOLATILITY	INCEPTION- 7/31/2015 % RETURN	INCEPTION- 7/31/2015 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	3.17	3.43	5.94	4.34
Fully Diversified—Traditional Portfolio	3.52	3.29	6.21	4.76
Impact of DAA	-0.35	0.14	-0.27	-0.42

Fully Diversified—Benchmark39,41,[43]	3.34	3.14	6.64	4.11

60/40 Investor
Fully Diversified—With DAA	4.15	6.34	7.58	7.99
Fully Diversified—Traditional Portfolio	4.11	5.94	7.78	8.87
Impact of DAA	0.04	0.40	-0.20	-0.88

Fully Diversified—Benchmark39,41,[44]	3.56	5.42	9.05	7.93

80/20 Investor
Fully Diversified—With DAA	4.63	7.99	8.39	10.52
Fully Diversified—Traditional Portfolio	4.55	7.60	8.56	11.73
Impact of DAA	0.08	0.39	-0.17	-1.21

Fully Diversified—Benchmark39,41,[45]	10.41	6.93	10.41	10.59

The following table shows the 1 year and since inception impact of DAA as of July 31, 2015 on Tax-Aware and Non-Taxable accounts not invested in MMAF.37

TAX-AWARE PORTFOLIO (Without AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/15 % RETURN	1 YEAR PERIOD ENDING 7/31/15 % VOLATILITY	INCEPTION- 7/31/2015 % RETURN	INCEPTION- 7/31/2015 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	3.53	3.51	5.13	4.20
Fully Diversified—Traditional Portfolio	3.67	3.32	5.13	4.38
Impact of DAA	-0.14	0.19	0.00	-0.18

Fully Diversified—Benchmark39,[46]	3.33	3.05	6.36	4.01

60/40 Investor
Fully Diversified—With DAA	5.28	7.15	7.23	8.12
Fully Diversified—Traditional Portfolio	5.29	6.73	7.32	8.62
Impact of DAA	-0.01	0.42	-0.09	-0.50

Fully Diversified—Benchmark39,41,[47]	4.16	6.15	9.21	7.80

43 Currently, the blend allocation of the diversified benchmark is the following: 18.43% All Cap Index, 6.79% MSCI EAFE Index, 0.97% MSCI Emerging Markets Index, 2.9% Custom RAS Index, 29.1% Barclays Capital US Aggregate Bond Index, 29.1% Barclays Capital Global Aggregate Bond Index (hedged), 9.7% Barclays Capital 1-10 Year TIPS Index, 3% HFRI FOF Composite Index.

44 Currently, the blend allocation of the diversified benchmark is the following: 35.1% All Cap Index, 12.6% MSCI EAFE Index, 2.7% MSCI Emerging Markets Index, 5.4% Custom RAS Index, 16.2% Barclays Capital US Aggregate Bond Index, 16.2% Barclays Capital Global Aggregate Bond Index (hedged), 1.8% Barclays Capital 1-10 TIPS Index, 10% HFRI FOF Composite Index.

45 Currently, the blend allocation of the diversified benchmark is the following: 44.72% All Cap Index, 16.34% MSCI EAFE Index, 3.44% MSCI Emerging Markets Index, 6.02% Custom RAS Index, 7.74% Barclays Capital US Aggregate Bond Index, 7.74% Barclays Capital Global Aggregate Bond Index (hedged), 14% HFRI FOF Composite Index.

46 Currently, the blend allocation of the diversified benchmark is the following: 21% All Cap Index, 7% MSCI EAFE Index, 2% MSCI Emerging Markets Index, 56% Barclays Capital 1-10 Year Municipal Bond Index, 14% Barclays Capital 1-10 Year TIPS Index.

47 Currently, the blend allocation of the diversified benchmark is the following: 39% All Cap Index, 14% MSCI EAFE Index, 3% MSCI Emerging Markets Index, 4% Custom RAS Index, 36% Barclays Capital 1-10 Year Municipal Bond Index, 4% Barclays 1-10 Year TIPS Index.

156	Sanford C. Bernstein Fund, Inc.

TAX-AWARE PORTFOLIO (Without AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/15 % RETURN	1 YEAR PERIOD ENDING 7/31/15 % VOLATILITY	INCEPTION- 7/31/2015 % RETURN	INCEPTION- 7/31/2015 % VOLATILITY
80/20 Investor
Fully Diversified—With DAA	6.46	9.64	8.54	10.89
Fully Diversified—Traditional Portfolio	6.44	9.08	8.70	11.59
Impact of DAA	0.02	0.56	-0.16	-0.70

Fully Diversified—Benchmark39,41,[48]	11.06	8.31	11.06	10.47

NON-TAXABLE PORTFOLIO (Without AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/15 % RETURN	1 YEAR PERIOD ENDING 7/31/15 % VOLATILITY	INCEPTION- 7/31/2015 % RETURN	INCEPTION- 7/31/2015 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	3.20	3.55	5.92	4.35
Fully Diversified—Traditional Portfolio	3.56	3.39	6.18	4.77
Impact of DAA	-0.36	0.16	-0.26	-0.42

Fully Diversified—Benchmark[39,41],[49]	3.32	3.24	6.63	4.14

60/40 Investor
Fully Diversified—With DAA	4.30	6.91	7.67	8.07
Fully Diversified—Traditional Portfolio	4.46	6.52	7.90	8.94
Impact of DAA	-0.16	0.39	-0.23	-0.87

Fully Diversified—Benchmark39,41,[50]	3.64	5.96	9.25	8.04

80/20 Investor
Fully Diversified—With DAA	4.95	9.40	8.74	10.74
Fully Diversified—Traditional Portfolio	4.89	8.83	8.90	11.90
Impact of DAA	0.06	0.57	-0.16	-1.16

Fully Diversified—Benchmark39,41,[51]	10.89	8.08	10.89	10.83

CONCLUSION:

The Senior Officer noted the Portfolios’ net assets have increased since 2011. At the same time, the Adviser’s profitability for the equity-oriented Overlay Portfolios (Overlay A Portfolio and Tax-Aware Overlay A Portfolio) has been relatively stable since 2011, while the Adviser’s profitability for the fixed income-oriented Overlay Portfolios (Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio) has increased since 2011. For those Overlay Portfolios that will invest in the Legacy Portfolios and the new Bernstein Portfolios, since the Adviser will waive the Overlay Portfolios’ proportionate share of the underlying advisory fees of the underlying Portfolios, and will reimburse the Overlay Portfolios for their share of the underlying Portfolios’ other expenses, there may be a reduction in the Adviser’s profitability with respect to the Overlay Portfolios. The Directors may want to consider discussing with the Adviser the addition of breakpoints to the Portfolios’ advisory fee schedule or whether the Adviser can demonstrate that it is sharing economies of scale through other means such as enhancement of investment tools and processes used in managing the Portfolios. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2015

48 Currently, the blend allocation of the diversified benchmark is the following: 52% All Cap Index, 18% MSCI EAFE Index, 4% MSCI Emerging Markets Index, 6% Custom RAS Index, 20% Barclays Capital 1-10 Year Municipal Bond Index.

49 Currently, the blend allocation of the diversified benchmark is the following: 19% All cap Index, 7% MSCI EAFE Index, 1% MSCI Emerging Markets Index, 3% Custom RAS Index, 30% Barclays Capital US Aggregate Bond Index, 30% Barclays Global Aggregate

50 Currently, the blend allocation of the diversified benchmark is the following: 38% All Cap Index, 14% MSCI EAFE Index, 3% MSCI Emerging Markets Index, 5% Custom RAS Index, 18% Barclays Capital US Aggregate Bond Index, 19% Barclays Capital Global Aggregate Bond Index (hedged), 3% Barclays Capital 1-10 Year TIPS Index.

51 Currently, the blend allocation of the diversified benchmark is the following: 51% All Cap Index, 18% MSCI EAFE Index, 4% MSCI Emerging Markets Index, 7% Custom RAS Index, 10% Barclays Capital US Aggregate Bond Index, 10% Barclays Global Aggregate Bond Index (hedged).

2016 Semi-Annual Report	157

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–1947–0316

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Seth J.Masters
Seth J. Masters
President

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Seth J. Masters
Seth J. Masters
President

Date:	May 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 27, 2016